As filed with the Securities and Exchange Commission on April 18, 2013
Securities Act Registration No. 033-24962
Investment Company Act Registration No. 811-05186
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 116 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 118 (X)
Check appropriate box or boxes
ADVANCED SERIES TRUST
Exact name of registrant as specified in charter
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
(973) 367-7521
Registrant’s Telephone Number, Including Area Code
Deborah A. Docs
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
__ immediately upon filing pursuant to paragraph (b)
X on April 29, 2013 pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ADVANCED SERIES TRUST
PROSPECTUS • April 29, 2013
The Advanced Series Trust (the Fund) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Academic Strategies Asset
Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Value Portfolio
AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST Federated Aggressive Growth Portfolio
AST FI Pyramis® Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio

AST Franklin Templeton Founding Funds
Allocation Portfolio
AST Franklin Templeton Founding Funds
Plus Portfolio

AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated
Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST High Yield Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio

AST Large-Cap Value Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap
Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets
Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World
Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio

AST Wellington Management Hedged
Equity Portfolio
AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

1	SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
6	SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO
11	SUMMARY: AST AQR EMERGING MARKETS EQUITY PORTFOLIO
15	SUMMARY: AST AQR LARGE-CAP PORTFOLIO
18	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
22	SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
27	SUMMARY: AST BLACKROCK iSHARES ETF PORTFOLIO
31	SUMMARY: AST BLACKROCK VALUE PORTFOLIO
34	SUMMARY: AST BOND PORTFOLIO 2015
38	SUMMARY: AST BOND PORTFOLIO 2016
42	SUMMARY: AST BOND PORTFOLIO 2017
46	SUMMARY: AST BOND PORTFOLIO 2018
50	SUMMARY: AST BOND PORTFOLIO 2019
54	SUMMARY: AST BOND PORTFOLIO 2020
58	SUMMARY: AST BOND PORTFOLIO 2021
62	SUMMARY: AST BOND PORTFOLIO 2022
66	SUMMARY: AST BOND PORTFOLIO 2023
70	SUMMARY: AST BOND PORTFOLIO 2024
74	SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
78	SUMMARY: AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
81	SUMMARY: AST COHEN & STEERS REALTY PORTFOLIO
85	SUMMARY: AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
89	SUMMARY: AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
93	SUMMARY: AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO
98	SUMMARY: AST FIRST TRUST BALANCED TARGET PORTFOLIO
102	SUMMARY: AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
106	SUMMARY: AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
110	SUMMARY: AST GLOBAL REAL ESTATE PORTFOLIO
114	SUMMARY: AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
117	SUMMARY: AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
120	SUMMARY: AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
123	SUMMARY: AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
127	SUMMARY: AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
131	SUMMARY: AST HIGH YIELD PORTFOLIO
135	SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
139	SUMMARY: AST INTERNATIONAL VALUE PORTFOLIO
142	SUMMARY: AST INVESTMENT GRADE BOND PORTFOLIO
146	SUMMARY: AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
151	SUMMARY: AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
154	SUMMARY: AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
158	SUMMARY: AST JENNISON LARGE-CAP GROWTH PORTFOLIO
161	SUMMARY: AST JENNISON LARGE-CAP VALUE PORTFOLIO
164	SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
167	SUMMARY: AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
171	SUMMARY: AST MARSICO CAPITAL GROWTH PORTFOLIO
174	SUMMARY: AST MFS GLOBAL EQUITY PORTFOLIO
178	SUMMARY: AST MFS GROWTH PORTFOLIO
181	SUMMARY: AST MFS LARGE-CAP VALUE PORTFOLIO
184	SUMMARY: AST MID-CAP VALUE PORTFOLIO
187	SUMMARY: AST MONEY MARKET PORTFOLIO
190	SUMMARY: AST NEUBERGER BERMAN CORE BOND PORTFOLIO
194	SUMMARY: AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
197	SUMMARY: AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
200	SUMMARY: AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
204	SUMMARY: AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
208	SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO
211	SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
215	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
219	SUMMARY: AST PRUDENTIAL CORE BOND PORTFOLIO
223	SUMMARY: AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
227	SUMMARY: AST QMA EMERGING MARKETS EQUITY PORTFOLIO
231	SUMMARY: AST QMA LARGE-CAP PORTFOLIO
234	SUMMARY: AST QMA US EQUITY ALPHA PORTFOLIO
238	SUMMARY: AST QUANTITATIVE MODELING PORTFOLIO
243	SUMMARY: AST RCM WORLD TRENDS PORTFOLIO
247	SUMMARY: AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
252	SUMMARY: AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
256	SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
259	SUMMARY: AST SMALL-CAP VALUE PORTFOLIO
263	SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
267	SUMMARY: AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
271	SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
274	SUMMARY: AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
278	SUMMARY: AST TEMPLETON GLOBAL BOND PORTFOLIO
282	SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
286	SUMMARY: AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
290	SUMMARY: AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
293	ABOUT THE FUND
294	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
428	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
435	PRINCIPAL RISKS
445	HOW THE FUND IS MANAGED
499	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
505	OTHER INFORMATION
506	FINANCIAL HIGHLIGHTS
574	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%*
Distribution and/or Service Fees (12b-1 Fees)	0.04%
Other Expenses	0.02%
Dividend Expense on Short Sales	0.13%
Broker Fees and Expenses on Short Sales	0.01%
Acquired Fund Fees & Expenses	0.68%
Total Annual Portfolio Operating Expenses	1.59%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation	$162	$502	$866	$1,889
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 102% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a multi-asset class fund. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. The traditional asset classes include US and foreign equity and fixed income securities. The non-traditional asset classes include real estate, commodities, and global infrastructure. The non-traditional investment strategies may from time to time include long/short market neutral, global macro, hedge fund replication, and global tactical asset allocation strategies.

The Portfolio gains exposure to these traditional and non-traditional asset classes and investment strategies by investing in varying combinations of: (i) other pooled investment vehicles, including, other portfolios of the Fund, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios); (ii) securities such as common stocks, preferred stocks, and bonds; and (iii) certain financial and derivative instruments. Under normal circumstances, the Portfolio invests approximately 65% of its assets in Underlying Portfolios, and the subadvisers directly manage approximately 35% of assets.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes stocks of companies with similar investment objectives. The Portfolio's primary custom blended stock index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Aggregate Bond Index (25%), Dow Jones Wilshire REIT Index (10%), Dow Jones - AIG Commodities Index (10%), and Merrill Lynch 90-Day US Treasury Bill Index (15%). The Portfolio's secondary custom blended stock index consists of the Standard & Poor's 500 Index (60%), and Barclays Aggregate Bond Index (40%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended indexes.

Note: Prior to July 21, 2008, the Portfolio was known as the AST Balanced Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to July 21, 2008 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Balanced Asset Allocation Portfolio and is not representative of the Portfolio’s current subadvisers or investment objective, policies, strategy, and expense structure.

Annual Total Returns

Best Quarter:		Worst Quarter:
14.94%	2nd Quarter of 2009	-16.24%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	12.57%	0.79%	3.48%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	9.66%	2.24%	4.49%
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	11.30%	3.81%	5.16%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.		Brian Ahrens, CFA	Senior VP - Strategic Investment Research Group	July 2008
		Andrei O. Marinich, CFA	VP – Strategic Investment Research Group	April 2012
	AlphaSimplex Group, LLC	Jeremiah H. Chafkin	Portfolio Manager	July 2008
		Andrew W. Lo	Chief Investment Strategist, Portfolio Manager	July 2008
	AQR Capital Management, LLC	Ronen Israel	Principal	July 2008
		Lars Nielsen	Principal	July 2008
	CNH Partners, LLC	Mark Mitchell, PhD	Principal, Portfolio Manager	July 2008

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Todd Pulvino, PhD	Principal, Portfolio Manager	July 2008
	CoreCommodity Management, LLC	Adam De Chiara	Co-President, Portfolio Manager	October 2011
	First Quadrant, L.P.	Dori Levanoni	Partner, Portfolio Manager	July 2008
		Ed Peters	Partner, Portfolio Manager	July 2008
		Jeppe Ladekarl	Partner, Portfolio Manager	July 2008
	Jennison Associates LLC	Shaun Hong, CFA	Managing Director, Portfolio Manager	July 2008
		Ubong “Bobby” Edemeka	Managing Director, Portfolio Manager	July 2008
	J.P. Morgan Investment Management, Inc.	Terance Chen	Managing Director, Portfolio Manager	July 2008
	Pacific Investment Management Company, LLC	Scott A. Mather	Managing Director, Portfolio Manager	July 2008
		Mihir Worah	Managing Director, Portfolio Manager	July 2008
	Western Asset Management Company Western Asset Management Company, Limited	Stephen A. Walsh	Co-Chief Investment Officer, Portfolio Manager	December 2012
		Keith J. Gardner	Portfolio Manager	December 2012
		Matthew C. Duda	Portfolio Manager	December 2012
		S. Kenneth Leech	Co- Chief Investment Officer	April 2013
	Quantitative Management Associates LLC (QMA)	Ted Lockwood	Portfolio Manager, Managing Director	July 2008
		Marcus M. Perl	Portfolio Manager, VP	July 2008
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2008
		Edward F. Keon, Jr.	Portfolio Manager, Managing Director	July 2008
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate	July 2008

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.99%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Advanced Strategies	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 172% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio's asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, hedged international bond, and real return investment strategies. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA), which allocates the Portfolio's net assets across different investment categories and different subadvisers. QMA also directly manages a portion of the Portfolio's assets. Certain investment categories contain sub-categories. The subadviser for a category or sub-category employs a specific investment strategy for that category or sub-category. QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other subadvisers to determine which subadvisers are expected to perform best under the prevailing macro-economic landscape.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (40%), the MSCI EAFE Index (20%), the Barclays Global Aggregate Bond Index (US$ Hedged) (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Barclays US TIPS Index, the Dow Jones UBS Commodity Total Return Index, and the Dow Jones Wilshire REIT Index. Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.41%	2nd Quarter of 2009	-16.47%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (03/20/06)
Portfolio	13.65%	2.76%	4.59%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	3.64%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.79%	2.63%	4.25%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner and Portfolio Manager	July 2006
		Menno Vermeulen, CFA	Partner, Portfolio Manager	July 2006
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	July 2006
	Marsico Capital Management, LLC	Thomas F. Marsico	Chief Investment Officer	July 2006
		Coralie Witter, CFA	Portfolio Manager	July 2006
	Pacific Investment Management Company, LLC	Scott A. Mather	Managing Director, Portfolio Manager	July 2006
		Mihir Worah	Managing Director, Portfolio Manager	July 2006
		Chris Dialynas	Managing Director, Portfolio Manager	July 2006
	Quantitative Management Associates LLC (QMA)	Marcus Perl	VP, Portfolio Manager	July 2006
		Edward L. Campbell, CFA	Principal, Portfolio Manager	July 2006
		Joel M. Kallman, CFA	Senior Associate, Portfolio Manager	July 2006
	T. Rowe Price Associates, Inc.	Brian Rogers	Chief Investment Officer	July 2006
		Mark Finn	Vice President	July 2006
		John Linehan	Vice President	July 2006
	William Blair & Company LLC	W. George Greig	Principal	July 2006

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST AQR EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.09%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses[1]	0.16%
Total Annual Portfolio Operating Expenses	1.35%
1 The Portfolio commenced operations on or about February 25, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $300 million for the Portfolio for the fiscal period ending December 31, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST AQR Emerging Markets Equity	$137	$428
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio will seek to achieve its investment objective by both overweighting and underweighting securities, industries, countries, and currencies relative to the MSCI Emerging Market Index, using proprietary quantitative return forecasting models and systematic risk-control methods developed by AQR Capital Management LLC (AQR), the subadviser to the Portfolio. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, of issuers: (i) located in emerging market countries or (ii) included as emerging market issuers in one or more broad-based market indices. The Portfolio will invest in companies with a range of market capitalizations, possibly including small cap companies.
AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process, and utilizes a set of value, momentum, price, and other economic factors to generate an investment portfolio based on AQR's global asset allocation models and security selection procedures. AQR intends to use some or all of the following instruments, at all times, in order to implement its investment strategy: depositary receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments. AQR's use of derivative instruments in the Portfolio is intended to result in a more efficient means of gaining market exposure, expressing investment views, and managing risk exposures. AQR will not use derivative instruments to leverage the Portfolio's net exposure to the MSCI Emerging Market Index.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Quantitative model risk. The Portfolio will use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Portfolio Turnover Risk. The subadviser generally does not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, the subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. In February 2012, the Commodity Futures Trading Commission (the CFTC) adopted certain regulatory changes that potentially could require the investment managers of the Portfolio to register with the CFTC as a commodity pool operator (CPO) if the Portfolio is unable to comply with certain trading and marketing limitations. Compliance with these additional registration and regulatory requirements would increase portfolio expenses.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	AQR Capital Management LLC	Cliff Asness	Managing and Founding Principal	February 2013
		John Liew	Founding Principal	February 2013
		Jacques Friedman	Principal	February 2013
		Oktay Kurbanov	Principal	February 2013
		Lars Nielsen	Principal	February 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST AQR LARGE-CAP PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses[1]	0.83%
1The Portfolio commenced operations on April 29, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $3 billion for the Portfolio for the fiscal period ending December 31, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST AQR Large-Cap Portfolio	$85	$265
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, American Depositary Receipts or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.6 billion and $483 billion as of December 31, 2012).
The Portfolio’s subadviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or systematic processes—to generate an investment opinion. The models consider a wide range of indicators—from traditional valuation measures, momentum indicators and price signals, and terms of trade information. These diverse sets of inputs, combined with a proprietary signal construction methodology, optimization process, and trading technology, are important elements in the investment process. Signals are motivated by fundamental economic insights and systematic implementation of those ideas leads to a better long-term investment process.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Quantitative model risk. The Portfolio will use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.	AQR Capital Management, LLC	Cliff Asness	Managing and Founding Principal	April 2013
		John Liew	Founding Principal	April 2013
		Jacques Friedman	Principal	April 2013

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.83%
Total Annual Portfolio Operating Expenses	0.99%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 38% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments, LLC, AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Portfolio and does not represent the actual or predicted performance of the current Portfolio.

Annual Total Returns

Best Quarter:		Worst Quarter:
13.21%	2nd Quarter of 2009	-14.63%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	12.48%	1.87%	4.10%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.79%	3.49%	5.26%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel L. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.02%
Total Annual Portfolio Operating Expenses	1.12%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST BlackRock Global Strategies	$114	$356	$617	$1,363
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 550% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, US Treasuries and US government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, the Portfolio’s subadviser may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The Portfolio has several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the US (but in no less than three countries). The Portfolio’s expected minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-US Equity	5%	20%	30%
US Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed income
Investment Grade Bonds	20%	30%	40%
“Junk” Bonds+	5%	15%	25%
Total Fixed income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****
+ Fixed income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk” bonds. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
* Notwithstanding the individual minimum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 5%), Non-US Equity (i.e., 5%), and US Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.
** Notwithstanding the individual maximum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 35%), Non-US Equity (i.e., 30%), and US Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.
*** Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.

**** Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets
The Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.

Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%
*As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed income asset classes as well as providing exposure to REITs and Commodities.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes companies with similar investment objectives. The Portfolio's custom blended stock index consists of the MSCI All Country World Index (40%), Barclays Aggregate Bond Index (30%), Barclays US High Yield (2% Issuer Capped) Index (15%), Wilshire US REIT Index (10%) and the Dow Jones UBS Commodity Index (5%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
7.66%	1st Quarter of 2012	-2.01%	2nd Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (4/29/11)
Portfolio	11.90%	2.21%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	5.06%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.15%	3.59%
MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Philip Green	Managing Director	May 2011
AST Investment Services, Inc.

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK iSHARES ETF PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return with a moderate level of risk.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.26%
Total Annual Portfolio Operating Expenses[1]	1.27%
Fee Waiver and/or Expense Reimbursement[2]	-0.26%
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.01%
1The Portfolio will commence operations on or about April 29, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $750 million for the Portfolio for the fiscal period ending December 31, 2013.
2 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs until June 30, 2014. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST BlackRock iShares ETF Portfolio	$103	$377
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio attempts to meet its objective through investment in iShares exchange traded funds (ETFs) across global equity and fixed-income asset classes. Employing a tactical investment process, the Portfolio holds ETFs that invest in a variety of asset classes, including equity and equity-related securities, investment grade debt securities, non-investment grade debt securities (commonly referred to as “junk” securities), real estate investment trusts, and commodities. Approximately 45% of the Portfolio’s net assets are allocated to equity and equity-related ETFs and approximately 55% of the Portfolio’s net assets are allocated to fixed-income ETFs. Derivatives may be used within the strategy.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. In February 2012, the Commodity Futures Trading Commission (the CFTC) adopted certain regulatory changes that potentially could require the investment managers of the Portfolio to register with the CFTC as a commodity pool operator (CPO) if the Portfolio is unable to comply with certain trading and marketing limitations. Compliance with these additional registration and regulatory requirements would increase portfolio expenses.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.	BlackRock Financial Management, Inc.	Philip Green	Managing Director	April 2013
		Michael Fredericks	Managing Director	April 2013
		Peter Wilke	Director	April 2013
		Justin Christofel	Director	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.94%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST BlackRock Value	$96	$300	$520	$1,155
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 123% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. Large capitalization companies are those included in the Russell 1000® Value Index. The Portfolio invests primarily in the equity securities of large capitalization companies. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio's subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The size of the companies in the Russell 1000® Value Index will change with market conditions.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST BlackRock Value Portfolio, formerly the AST Value Portfolio and the AST DeAM Large-Cap Value Portfolio, changed subadvisers effective July 19, 2010. The performance history furnished below prior to July 19, 2010 reflects investment performance, investment operations, and investment strategies of the former subadvisers, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
18.37%	3rd Quarter of 2009	-20.48%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	13.40%	-1.21%	6.60%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	BlackRock Investment Management, LLC	Chris Leavy	Portfolio Manager	June 2012
AST Investment Services, Inc.		Peter Stournaras	Portfolio Manager	July 2010

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2015
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.16%
Total Annual Portfolio Operating Expenses	0.89%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2015	$91	$284	$493	$1,096

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 364% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.

Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
5.06%	2nd Quarter of 2010	-3.17%	2nd Quarter of 2009

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/28/08)
Portfolio	3.02%	6.64%
Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.82%	5.76%
Barclays Fixed Maturity (2015) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	2.64%	6.46%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2008
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2008
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2016
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.22%
Total Annual Portfolio Operating Expenses	0.95%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2016	$ 97	$ 303	$ 525	$ 1,166

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 355% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.

Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
6.04%	2nd Quarter of 2010	-2.85%	4th Quarter of 2010

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/2/09)
Portfolio	4.17%	4.80%
Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.82%	6.15%
Barclays Fixed Maturity (2016) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	3.73%	4.46%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2009
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2009
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2017
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.78%
Fee Waiver and/or Expense Reimbursement [1]	-0.01%
Total Annual Portfolio Operating Expenses [1]	0.77%
1The Portfolio’s distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and Prudential Investments LLC, AST Investment Services, Inc. and PAD cannot terminate or otherwise modify the waiver.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2017	$79	$ 246	$ 428	$ 954

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 422% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
6.79%	3rd Quarter of 2011	-0.18%	1st Quarter of 2011

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/14/2010)
Portfolio	5.12%	8.71%
Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.82%	6.70%
Barclays Fixed Maturity (2017) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	4.72%	9.12%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2010
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2010
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2018
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.77%
Fee Waiver and/or Expense Reimbursement [1]	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement [1]	0.76%
1The Portfolio’s distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and Prudential Investments LLC, AST Investment Serices, Inc. and PAD cannot terminate or otherwise modify the waiver.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2018	$78	$243	$422	$942

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 417% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
8.64%	3rd Quarter of 2011	-6.11%	2nd Quarter of 2009

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/28/08)
Portfolio	5.72%	9.09%
Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.82%	5.76%
Barclays Fixed Maturity (2018) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	5.40%	8.90%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2008
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2008
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2019
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.88%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2019	$90	$281	$488	$1,084

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 552% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.

Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
10.75%	3rd Quarter of 2011	-6.87%	2nd Quarter of 2009

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/28/08)
Portfolio	5.86%	9.35%
Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.82%	5.76%
Barclays Fixed Maturity (2019) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	5.75%	9.53%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2008
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2008
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2020
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	1.64%
Total Annual Portfolio Operating Expenses	2.37%
Fee Waiver and/or Expense Reimbursement [1]	-1.38%
Total Annual Portfolio Operating Expenses [1]	0.99%
1 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2020	$ 101	$ 315	$ 547	$ 1,213

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 470% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
12.60%	3rd Quarter of 2011	-7.40%	4th Quarter of 2010

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/2/09)
Portfolio	6.32%	6.02%
Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.82%	6.15%

Index
Barclays Fixed Maturity (2020) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	5.86%	5.41%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2009
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2009
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2021
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.77%
Fee Waiver and/or Expense Reimbursement [1]	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement [1]	0.76%
1 The Portfolio’s distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and Prudential Investments LLC, AST Investment Services, Inc. and PAD cannot terminate or otherwise modify the waiver.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2021	$78	$243	$422	$942

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 383% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
14.69%	3rd Quarter of 2011	-1.41%	1st Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/2/09)
Portfolio	6.80%	12.98%
Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.82%	6.70%
Barclays Fixed Maturity (2021) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	5.82%	13.00%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2010
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2010
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2022
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.77%
Fee Waiver and/or Expense Reimbursement [1]	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement [1]	0.76%
1 The Portfolio’s distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and Prudential Investments LLC, AST Investment Services, Inc. and PAD cannot terminate or otherwise modify the waiver.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2022	$78	$243	$422	$942

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 420% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.
Annual Total Returns

Best Quarter:		Worst Quarter:
6.73%	2nd Quarter of 2012	-2.21%	1st Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/3/11)
Portfolio	5.85%	13.88%
Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.82%	6.76%
Barclays Fixed Maturity (2022) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	5.66%	14.33%
MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2011
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2011
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2023
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.33%
Acquired Fund Fees & Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.07%
Fee Waiver and/or Expense Reimbursement [1]	-0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement [1]	1.00%
1 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses to the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2023	$102	$318	$552	$1,225

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 537% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2012
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2012
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2024
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.63%
Distribution and/or Service Fees (12b-1 Fees)	.10%
Other Expenses	0.26%
Total Annual Portfolio Operating Expenses	0.99%
Fee Waiver or Expense Reimbursement [1]	__
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement [1]	0.99%
1 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2024	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio will use both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio’s net assets plus any borrowings for investment purposes. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company (collectively, the Participating Insurance Companies). For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio can't guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2013
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2013
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.86%
Total Annual Portfolio Operating Expenses	1.02%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Capital Growth Asset Allocation	$104	$325	$563	$1,248
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 51% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments, LLC, AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, the Investment Managers and QMA begin by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes: the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Investment Managers. The Investment

Managers will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stock of companies with similar investment objectives. The Portfolio's primary custom blended stock index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Aggregate Bond Index (25%). The Portfolio's secondary custom blended stock index consists of the Standard & Poor's 500 Index (75%) and the Barclays Aggregate Bond Index (25%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended indexes.

Annual Total Returns

Best Quarter:		Worst Quarter:
14.82%	2nd Quarter of 2009	-18.12%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	13.73%	0.51%	3.58%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	13.67%	2.65%	4.91%

Index
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	14.29%	2.35%	4.78%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel L. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%
Distribution and/or Service (12b-1) Fees	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses[1]	0.94%
1The Portfolio commenced operations on February 25, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $400 million for the Portfolio for the fiscal period ending December 31, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST ClearBridge Dividend Growth Portfolio	$96	$300	$520	$1,155
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The investment objective of the Portfolio will be to seek income, capital preservation, and capital appreciation. Under normal market conditions the Portfolio seeks to achieve its objective by investing at least 80% of its net assets in equity or equity-related securities, which ClearBridge Investments, LLC (ClearBridge), the subadviser to the Portfolio, believes have the ability to increase dividends over the longer term. ClearBridge will manage the Portfolio to provide exposure to companies that either pay an existing dividend or have the potential to pay and/or significantly grow their dividends. To do so, ClearBridge will conduct fundamental research to screen for companies that have attractive dividend yields, a history and potential for positive dividend growth, strong balance sheets, and reasonable valuations.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Portfolio Turnover Risk. The subadviser generally does not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, the subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. In February 2012, the Commodity Futures Trading Commission (the CFTC) adopted certain regulatory changes that potentially could require the investment managers of the Portfolio to register with the CFTC as a commodity pool operator (CPO) if the Portfolio is unable to comply with certain trading and marketing limitations. Compliance with these additional registration and regulatory requirements would increase portfolio expenses.

Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	ClearBridge Investments, LLC	Harry Cohen	Managing Director, Senior Portfolio Manager, Co-Chief Investment Officer	February 2013
AST Investment Services Inc.		Michael Clarfeld	Managing Director, Portfolio Manager	February 2013
		Peter Vanderlee	Managing Director, Portfolio Manager	February 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST COHEN & STEERS REALTY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return through investment in real estate securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.11%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Cohen & Steers Realty	$113	$353	$612	$1,352
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 103% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of common stocks (including shares in real estate investment trusts), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the subadviser's view, a significant element of the securities' value, and preferred stocks. Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio may hold a larger position in a single issuer than a diversified portfolio. As a result, the Portfolio’s performance may be more adversely affected by relatively few securities or issuers.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
36.62%	3rd Quarter of 2009	-35.78%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 Years
Portfolio	15.35%	6.28%	12.44%
Index
Wilshire US REIT Total Return Index (reflects no deduction for fees, expenses or taxes)	17.59%	5.25%	11.57%
FTSE NAREIT Equity REIT Index (reflects no deduction for fees, expenses or taxes)	19.70%	5.74%	11.78%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Cohen & Steers Capital Management, Inc.	Martin Cohen	Co-Chairman, Co-CEO, and Portfolio Manager	January 1998
AST Investment Services, Inc.		Robert H. Steers	Co-Chairman, Co-CEO, and Portfolio Manager	January 1998
		Joseph M. Harvey	President, Global CIO, and Senior Portfolio Manager	July 2005
		Jon Y. Cheigh	Executive Vice President, Portfolio Manager	July 2007
		Thomas Bohjalian	Executive Vice President	May 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses*	0.02%
Acquired Fund Fees & Expenses	0.80%
Total Annual Portfolio Operating Expenses	0.97%
*The Portfolio commenced operations on April 29, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $750 million for the Portfolio for the fiscal period ending December 31, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST Defensive Asset Allocation Portfolio	$99	$309
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other Portfolios of the Fund and certain money market funds advised by Prudential Investments LLC, AST Investment Services, Inc. or one of its affiliates (the Investment Managers).

The asset allocation strategy is determined by the Portfolio’s subadviser, Quantitative Management Associates LLC (QMA or the subadviser). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation will initially divide the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. Generally, the neutral allocation emphasizes investments in the debt/money market asset class.
The selection of specific combinations of Underlying Portfolios for the Portfolio generally is determined by Prudential Investments LLC (PI), which will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA then performs its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA further adjusts the neutral allocation and the Underlying Portfolio weights for the Portfolio. The Investment Managers and QMA may change the asset allocation and underlying portfolio weights at any time in their sole discretion.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC and AST Investment Services Inc.		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2013
	Quantitative Management Associates, LLC	Marcus Perl	Vice President and Portfolio Manager	April 2013

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
		Edward L. Campbell, CFA	Principal and Portfolio Manager	April 2013
		Joel L. Kallman, CFA	Senior Associate and Portfolio Manager	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.93%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.08%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Federated Aggressive Growth	$110	$343	$595	$1,317
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 84% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. In seeking to meet its investment objective, the Portfolio invests primarily in the stocks of small companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market. Up to 30% of the Portfolio's net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the subadviser may emphasize investment in a particular country or group of countries which may subject the Portfolio to the risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Fund's foreign security exposure was diversified over a greater number of countries. The Subadviser's process for selecting investments is bottom-up and growth-oriented. The Portfolio may invest in fixed income securities, exchange-traded funds, American Depositary Receipts, and use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Focus Risk. The Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
35.55%	2nd Quarter of 2003	-26.40%	3rd Quarter of 2011

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	20.08%	0.51%	11.39%
Index
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Federated Equity Management Company of Pennsylvania/Federated Global Investment Management Corp.	Aash M. Shah	Vice President, Portfolio Manager	May 2002
AST Investment Services, Inc.		Lawrence Auriana	Portfolio Manager	May 2002
		Hans P. Utsch	Portfolio Manager	May 2002
		John Ettinger	Portfolio Manager	May 2004
		Barbara Miller	Portfolio Manager	December 2011
		Tom M. Brakel	Portfolio Manager	April 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.09%
Dividend Expense on Short Sales	0.23%
Broker Fees and Expenses on Short Sales	0.07%
Total Annual Portfolio Operating Expenses	1.31%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST FI Pyramis® Asset Allocation	$133	$415	$718	$1,579
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 217% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. In seeking to achieve the Portfolio's investment objective, the Portfolio's subadviser allocates the Portfolio’s assets across eight uniquely specialized investment strategies (collectively, the Investment Strategies). The Portfolio has five Investment Strategies that invest primarily in equity securities (i.e., the Equity Strategies), two fixed income strategies (i.e., the Broad Market Duration Strategy and the High Yield Bond Strategy), and one Investment Strategy designed to provide liquidity (i.e., the Liquidity Strategy). These Investment Strategies and the combined allocation of Portfolio assets to such Investment Strategies are described in the table below:

Strategy	Description	Estimated Percentage of Portfolio Assets
Large Cap Core 130/30 Strategy	This strategy is one of the Equity Strategies. It involves selling short a portion of the securities or derivative instruments held by the Portfolio and using the proceeds from such short sales, or other borrowings, to purchase additional securities or derivative instruments on a long basis. “ 130” stands for 130% exposure to the long portfolio and “30” stands for 30% exposure to the short portfolio. The strategy is expected to be sector neutral as compared to the S&P 500 Index and broadly diversified.	26% (May range from 21%-31% under normal circumstances)
Small/Mid Cap Core Strategy	This strategy is one of the Equity Strategies. It will produce a broadly diversified portfolio of small and mid-cap securities. The strategy is expected to be sector neutral as compared to the Russell 2500 Index.	19% (May range from 14%-24% under normal circumstances)
International Value Strategy	This strategy is one of the Equity Strategies. It uses a value-oriented investment approach to produce a diversified international portfolio. The strategy will focus on stocks that are believed to be inexpensively priced in relation to their earnings power and cash generation capability.	7.5% (May range from 2.5%-12.5%* under normal circumstances)
International Growth Strategy	This strategy is one of the Equity Strategies. It uses a growth-oriented investment approach to produce a diversified portfolio of large-, medium-, and small-cap companies in Europe, Japan, and the Pacific Basin. The strategy will concentrate on companies with above-average earnings growth combined with attractive relative valuations and companies that possess fundamental strength in technology or business strategy that provide a competitive advantage.	7.5% (May range from 2.5%-12.5%* under normal circumstances)
Select Emerging Markets Equity Strategy	This strategy is one of the Equity Strategies and will seek to provide excess returns relative to the MSCI Emerging Markets® Index (the MSCI Index) while maintaining similar fundamental characteristics. The available investment universe is initially comprised of emerging markets stocks rated attractive. The strategy will then use a quantitative model to constrain the magnitude of holdings at a country, sector, and stock level relative to the MSCI Index. Under normal circumstances, this strategy will also be market cap neutral as compared to MSCI Index. It is currently expected that the Portfolio’s subadviser will not, however, hedge currencies or take top-down allocation positions in managing this strategy.	5% (May range from 2.5%-7.5%* under normal circumstances)
Broad Market Duration Strategy	This strategy will primarily invest in a full spectrum of US dollar denominated investment-grade securities and related instruments. The strategy is intended for the assets attributable to this strategy to be well diversified across sectors and issuers. A typical portfolio for this strategy will hold approximately 125-150 issuers with an average weighting per issuer of 0.5% of relevant assets. The duration should be similar to that of the Barclays US Aggregate Bond Index. As of December 31, 2012, the average duration of the Barclays US Aggregate Bond Index was approximately 4.79 years.	25% (May range from 20%-30% under normal circumstances)
High Yield Bond Strategy	This strategy will seek to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high-yield corporate bonds and, to a lesser extent, in bank loans and preferred and convertible securities. The Portfolio’ s subadviser will emphasize sector valuation and individual security selection in constructing this segment of the Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Portfolio is designed to be well diversified across sectors, capital structure, and issuers.	5% (May range from 2.5%-7.5% under normal circumstances)
Liquidity Strategy	Typically up to 10% of the Portfolio's net assets may be allocated to: index futures, other futures contracts, and options thereon in an attempt to provide liquid exposure to their respective equity and fixed income benchmark indices as well as cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Portfolio may also invest in ETFs for additional exposure to relevant markets.	5% (May range from 0%-10% under normal circumstances)
*  Notwithstanding the individual maximum exposures for the International Value Strategy (i.e., 12.5%), the International Growth Strategy (i.e., 12.5%), and the Select Emerging Markets Equity Strategy (i.e., 7.5%), the maximum combined exposure to these three investment strategies is 30% of the Portfolio’s net assets.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Standard & Poor's 500 Index (50%), MSCI EAFE Index (20%), and the Barclays Aggregate Bond Index (30%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: The AST FI Pyramis® Asset Allocation Portfolio, formerly the AST Niemann Capital Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective March 15, 2010. The annual returns prior to March 15, 2010 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
13.41%	2nd Quarter of 2009	-13.83%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (11/19/07)
Portfolio	13.64%	2.08%	2.07%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	1.50%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.95%	2.42%	2.24%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pyramis Global Advisors, LLC, a unit of Fidelity Investments	Geoffrey Stein	Portfolio Manager	June 2012
AST Investment Services, Inc.

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST FIRST TRUST BALANCED TARGET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital growth balanced by current income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.93%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST First Trust Balanced Target	$95	$296	$515	$1,143
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 94% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio normally invests approximately 65% of its net assets in equity securities and approximately 35% of its net assets in fixed income securities as of the annual security selection date. Depending on market conditions, the equity portion may range between 60-70% of the Portfolio's net assets and the fixed income portion may range between 30-40% of the Portfolio's net assets. The allocations do not take into account the potential investment of up to 5% of the Portfolio’s assets in the “liquidity” investment sleeve.
In seeking to achieve its investment objective, the Portfolio allocates its assets across multiple uniquely specialized investment strategies. On or about the annual selection date (currently March 1 under normal circumstances), the Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security's position within each of the investment strategies that invest primarily in equity securities.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

License Risk. The termination of a license used by the Portfolio, the Investment Managers or a subadviser may have a significant effect on the operation of the Portfolio.
Loan Risk. Investments in loans rated below investment grade, or unrated securities of similar quality, not registered with the Securities and Exchange Commission or listed on a securities exchange may be less liquid and more difficult to value than investments in instruments for which a trading market exists. Such investments are also subject to interest rate risk. Additionally, established settlement standards or remedies do not exist for portfolio transactions in loans.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's primary custom blended stock index consists of the Russell 3000 Index (45%), the MSCI EAFE Index (20%), and the Barclays US Corporate Investment Grade Bond Index (35%). The Portfolio's secondary custom blended stock index consists of the Standard & Poor's 500 Index (65%) and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index (35%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended indexes.

Annual Total Returns

Best Quarter:		Worst Quarter:
16.80%	3rd Quarter of 2009	-16.99%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (3/20/06)
Portfolio	10.64%	0.22%	2.43%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	3.64%
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	14.61%	3.41%	4.86%
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	14.30%	4.68%	5.61%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	First Trust Advisors L.P.	Roger F. Testin, CFA	Senior Vice President and Portfolio Manager	March 2006
AST Investment Services, Inc.		Jon C. Erickson, CFA	Senior Vice President and Portfolio Manager	March 2006
		David G. McGarel, CFA	Managing Director and Chief Investment Officer	March 2006
		Todd W. Larson, CFA	Vice President and Portfolio Manager	January 2008
		Daniel J. Lindquist, CFA	Managing Director and Portfolio Manager	March 2006
		Eric Maisel, CFA	Vice President and Portfolio Manager	August 2011
		William Housey, CFA	Senior Vice President and Senior Portfolio Manager	August 2011
		Scott Fries, CFA	Vice President and Portfolio Manager	August 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO

IMPORTANT NOTE: Effective as of April 29, 2013, the Portfolio is generally closed to new investors, other than the AST Franklin Templeton Founding Funds Plus Portfolio.
Investment objective

The investment objective of the Portfolio is to seek capital appreciation. The secondary investment objective of the Portfolio is to seek income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.91%*^
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%^
Total Annual Portfolio Operating Expenses	1.03%
^ Management fees and other expenses are calculated based on actual Portfolio assets as of December 31, 2012, and not average net Portfolio assets as of December 31, 2012.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Franklin Templeton Founding Funds Allocation	$105	$328	$569	$1,259

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 21% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks to achieve its primary and secondary investment objectives by allocating 33 1/3% of its assets to each of the three subadvisers listed below:

■	Franklin Advisers, Inc. (Franklin Advisers);
■	Franklin Mutual Advisers, LLC (Franklin Mutual); and
■	Templeton Global Advisors Limited (Templeton Global and, collectively with Franklin Advisers and Franklin Mutual, the Franklin Templeton Subadvisers)

The investment results of Portfolio assets allocated to the Franklin Templeton Subadvisers will vary over time. Because of this, Prudential Investments LLC and AST Investment Services, Inc. will monitor those allocations and will seek to rebalance them when they are more than three percent above or three percent below the goal of equal allocations to each of the three Franklin Templeton Subadvisers. Whenever possible, cash flows will be used to adjust allocations among the Franklin Templeton Subadvisers.
Franklin Advisers Segment. Under normal market conditions, Franklin Advisers invests in both debt and equity securities. Franklin Advisers may shift its portion of the Portfolio's investments from one asset class to another based on its analysis of the best opportunities in a given market. Franklin Advisers will seek income by investing in corporate, foreign and US Treasury bonds, as well as stocks with dividend yields it believes are attractive. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and asset-backed securities, debentures, and shorter term instruments. In its search for growth opportunities, Franklin Advisers maintains the flexibility, based upon economic and financial conditions, to invest in common stocks of companies from a variety of industries and may from time to time have significant investments in particular sectors. The Franklin Advisers segment may invest without limitation in debt securities that are rated below investment grade (sometimes called junk bonds). Up to 25% of the assets attributable to this Portfolio segment may be invested in foreign securities.
Franklin Mutual Segment. Under normal market conditions, Franklin Mutual invests at least 65% of the assets attributable to this Portfolio segment in equity securities (including securities convertible into, or that Franklin Mutual expects to be exchanged for, common or preferred stock) of US and foreign companies that it believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Under normal market conditions, Franklin Mutual invests primarily in undervalued securities and, to a lesser extent, in merger arbitrage securities and distressed companies. As a general rule, at least 65% of the equity portion of this Portfolio segment is invested in companies with market capitalization values greater than $5 billion, with a portion or significant amount of its assets in smaller companies. Franklin Mutual may invest significantly in foreign investments. Franklin Mutual may also use certain derivative instruments to hedge against currency or market risks.
Templeton Global Segment. Under normal market conditions, Templeton Global invests at least 65% of the assets attributable to this Portfolio segment in the equity securities and depositary receipts of companies located anywhere in the world, including those in the US and emerging markets. This Portfolio segment may, from time to time, have significant investments in particular countries or in particular sectors, such as the financial sector. Templeton Global may also invest a portion of the net assets attributable to this Portfolio segment in debt securities of companies and governments located anywhere in the world.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Focus Risk. The Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Merger Arbitrage Securities and Distressed Companies Risk. Certain transactions proposed or pending at the time the Portfolio invests in merger arbitrage securities may not be completed as contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to lose value than those of more financially stable companies.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Franklin Advisers, Inc.	Edward D. Perks, CFA	Senior Vice President & Director	April 2012
AST Investment Services Inc.		Alex Peters	Vice President & Portfolio Manager	April 2012
		Matt Quinlan	Vice President & Portfolio Manager	April 2012
	Franklin Mutual Advisers, LLC	Peter A. Langerman	Chairman, President & CEO	April 2012
		F. David Segal, CFA	Research Analyst & Portfolio Manager	April 2012
		Debbie Turner, CFA	Research Analyst & Assistant Portfolio Manager	April 2012
	Templeton Global Advisors Limited	Norman Boersma, CFA	President & Portfolio Manager	April 2012
		Lisa F. Myers, JD, CFA	Executive Vice President & Portfolio Manager	April 2012
		Matthew R. Nagle, CFA	Senior Vice President & Portfolio Manager	April 2012
		James Harper, CFA	Senior Vice President & Portfolio Manager	April 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.02%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses*	0.03%
Acquired Fund Fees & Expenses	1.02%
Total Annual Portfolio Operating Expenses	1.07%
*The Portfolio commenced operations on April 29, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $500 million for the Portfolio for the fiscal period ending December 31, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST Franklin Templeton Founding Funds Plus Portfolio	$109	$340
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio operates as a “fund-of-funds” by investing approximately 75% of the Portfolio’s net assets in the AST Franklin Templeton Founding Funds Allocation Portfolio and approximately 25% of the Portfolio’s assets in the AST Templeton Global Bond Portfolio (the Underlying Portfolios).
AST Franklin Templeton Founding Funds Allocation Portfolio
The investment objective of the AST Franklin Templeton Founding Funds Allocation Portfolio is to seek capital appreciation. The secondary investment objective of the AST Franklin Templeton Founding Funds Allocation Portfolio is to seek income.
The AST Franklin Templeton Founding Funds Allocation Portfolio seeks to achieve its primary and secondary investment objectives by allocating 33 1/3% of its assets to each of the three subadvisers listed below:
- Franklin Advisers, Inc. (Franklin Advisers);

- Franklin Mutual Advisers, LLC (Franklin Mutual); and
- Templeton Global Advisors Limited (Templeton Global)
Franklin Advisers Segment. Under normal market conditions, Franklin Advisers invests in both debt and equity securities. Franklin Advisers may shift investments from one asset class to another based on its analysis of the best opportunities in a given market. Franklin Advisers will seek income by investing in corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields it believes are attractive. The AST Franklin Templeton Founding Funds Allocation Portfolio may invest in up to 100% of its assets in debt securities that are rated below investment grade (sometimes called “junk bonds”), including a portion in defaulted securities.
Franklin Mutual Segment. Under normal market conditions, Franklin Mutual invests at least 65% of the assets attributable to this segment in equity securities (including securities convertible into, or that Franklin Mutual expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that it believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).
Templeton Global Segment. Under normal market conditions, Templeton Global invests at least 65% of the assets attributable to this segment in the equity securities and depositary receipts of companies located anywhere in the world, including those in the U.S. and emerging markets.
AST Templeton Global Bond Portfolio
The investment objective of the AST Templeton Global Bond Portfolio will be to provide current income with capital appreciation and growth of income. The AST Templeton Global Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, predominantly bonds issued by governments and government agencies located around the world, including inflation-indexed securities. Under normal market conditions, the AST Templeton Global Bond Portfolio expects to invest at least 40% of its net assets in foreign securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Currency Management Strategies Risk. Currency management strategies may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Focus Risk. The Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Income Risk. Because the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when the Portfolio experiences defaults on debt securities it holds.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Merger Arbitrage Securities and Distressed Companies Risk. Certain transactions proposed or pending at the time the Portfolio invests in merger arbitrage securities may not be completed as contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to lose value than those of more financially stable companies.
Non-Diversification Risk. The Portfolio may hold a larger position in a single issuer than a diversified portfolio. As a result, the Portfolio’s performance may be more adversely affected by relatively few securities or issuers.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Prudential Investments LLC and AST Investment Services, Inc. are responsible for administering the Portfolio’s business affairs, monitoring the allocation between the Underlying Portfolios, and evaluating the performance of the subadvisers to the Underlying Portfolios. Because the Portfolio operates solely as a fund-of-funds, the Portfolio does not have a portfolio manager.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GLOBAL REAL ESTATE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is capital appreciation and income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.16%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Global Real Estate	$118	$368	$638	$1,409
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 39% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio concentrates its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas. The Portfolio invests in equity-related securities of real estate companies on a global basis, which means that the companies may be US companies or foreign companies. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real estate.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio may hold a larger position in a single issuer than a diversified portfolio. As a result, the Portfolio’s performance may be more adversely affected by relatively few securities or issuers.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
32.06%	2nd Quarter of 2009	-20.27%	1st Quarter of 2009

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (5/1/08)
Portfolio	26.81%	0.48%
Index
S&P Developed Property NR Index (reflects no deduction for fees, expenses or taxes)	27.83%	0.66%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.	Marc Halle	Managing Director and Senior Portfolio Manager	April 2008
AST Investment Services, Inc.		Rick J. Romano	Principal and Portfolio Manager	April 2008
		Gek Lang Lee	Principal and Portfolio Manager	April 2008
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.99%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Concentrated Growth	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 58% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio pursues its investment objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments are in companies that the subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the subadviser to be positioned for long-term growth. Although the Portfolio invests primarily in publicly traded US securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (emerging countries) and securities quoted in foreign currencies.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio may hold a larger position in a single issuer than a diversified portfolio. As a result, the Portfolio’s performance may be more adversely affected by relatively few securities or issuers.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
20.86%	2nd Quarter of 2009	-27.39%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	19.77%	2.51%	6.66%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Steven M. Barry	Managing Director	May 2002
AST Investment Services, Inc.		Timothy Leahy, CFA	Managing Director	May 2009
		Joseph B. Hudepohl, CFA	Managing Director	November 2011
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Large-Cap Value	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 136% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 28, 2013, the median market capitalization of the Russell 1000® Value Index was approximately $5.6 billion, and the largest company by market capitalization was approximately $419 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities. Although the Portfolio invests primarily in publicly traded US securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies emerging countries and securities quoted in foreign currencies.

The Portfolio seeks to achieve its investment objective by investing in value opportunities that the Portfolio's subadviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Note: The AST Goldman Sachs Large-Cap Value Portfolio, formerly the AST AllianceBernstein Growth and Income Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 29, 2011. The performance figures prior to April 29, 2011 reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
17.89%	2nd Quarter of 2003	-20.31%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	19.67%	-2.04%	5.53%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Andrew Braun	Managing Director	April 2011
AST Investment Services Inc.		Sean Gallagher	Managing Director	April 2011
		John Arege, CFA	Managing Director	April 2011
		Charles (“Brook”) Dane, CFA	Vice President	April 2011
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.13%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Mid-Cap Growth	$115	$359	$622	$1,375

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 78% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Medium capitalization companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. Although the Portfolio invests primarily in publicly traded US securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (emerging countries) and securities quoted in foreign currencies.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
22.49%	2nd Quarter of 2009	-29.85%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 Years
Portfolio	19.62%	5.28%	10.16%
Index
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.15%	10.53%
Russell MidCap Growth Index (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	10.32%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Steven M. Barry	Managing Director	May 2002
AST Investment Services, Inc.		Scott G. Kolar, CFA	Managing Director	November 2011
		Jeffrey Rabinowitz, CFA	Managing Director	November 2011
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain a high level of total return consistent with its level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.92%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.07%
Fee Waiver and/or Expense Reimbursement*	-0.10%
Total Annual Portfolio Operating Expenses*	0.97%
*Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. This arrangement may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Multi-Asset (formerly AST Horizon Moderate Asset Allocation)	$99	$330	$580	$1,297
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 37% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a global asset allocation fund that pursues domestic and foreign equity and fixed income strategies emphasizing growth and emerging markets. Under normal circumstances, approximately 50% of the Portfolio’s assets are invested to provide exposure to equity securities and approximately 50% of its net assets are invested to provide exposure to fixed income securities. These exposures may be obtained through (i) the purchase of “physical” securities (such as common stocks and bonds), (ii) the use of derivatives (such as futures contracts and currency forwards), and (iii) the purchase of exchange-traded funds (ETFs). The specific allocation of assets among equity and fixed income asset classes will vary from time to time, as determined by Goldman Sachs Asset Management, L.P. (the Subadviser), based on a variety of factors such as the relative attractiveness of various securities based on market valuations, growth and inflation prospects.

The Subadviser utilizes a variety of different investment strategies in allocating the Portfolio’s assets across equity and fixed income investments. The Subadviser may change the strategies it uses for gaining exposure to these asset classes and may reallocate the Portfolio’s assets among them from time to time in its sole discretion. There is no guarantee that these strategies will be successful.
The equity strategies the Subadviser may use include, but are not limited to, a global intrinsic value strategy (a passive rules-based strategy investing in developed, growth, and emerging equity markets that aims to generate risk-adjusted returns that are better than those of market capitalization weighted benchmarks), an actively managed international small cap equity strategy, passive replication of market indices for global developed large cap equity, a US small cap equity strategy and a global real estate strategy. The fixed income strategies the Subadviser may use include, but are not limited to, actively managed US core fixed income, emerging markets debt and high yield strategies.
In addition, the Subadviser may implement tactical investment views and/or a risk rebalancing and volatility management strategy from time to time. The instruments and/or vehicles used to implement these views will generally provide comparable exposure to the asset classes and strategies described in greater detail in the Prospectus and the exposure obtained through these views will be subject to the exposure parameters applicable to those asset classes and strategies.
In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to April 29, 2013 the Portfolio was known as the AST Horizon Moderate Asset Allocation Portfolio. Effective April 29, 2013 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Horizon Moderate Asset Allocation Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Annual Total Returns

Best Quarter:		Worst Quarter:
12.83%	2nd Quarter of 2009	-12.17%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (11/19/07)
Portfolio	10.13%	2.72%	3.04%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	1.50%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Kane Brenan		April 2013
AST Investment Services, Inc.		Christopher Lvoff		April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.16%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Small-Cap Value	$118	$368	$638	$1,409
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 87% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser's value investment philosophy. The subadviser seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price. Small capitalization companies are defined as companies within the market capitalization range of the Russell 2000® Value Index (measured at the time of investment). Although the Portfolio will invest primarily in publicly traded US securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
19.91%	3rd Quarter of 2009	-25.03%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 Years
Portfolio	15.69%	6.69%	10.60%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	9.50%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	J. Kelly Flynn	Managing Director and Portfolio Manager	January 2002
AST Investment Services, Inc.		Robert Crystal	Managing Director and Portfolio Manager	March 2006
		Sally Pope Davis	Managing Director and Portfolio Manager	January 2006
		Sean A. Butkus	Vice President and Portfolio Manager	February 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST HIGH YIELD PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.85%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST High Yield	$87	$271	$471	$1,049
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 64% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the Portfolio's net assets plus any borrowings for investment purposes (measured at the time of purchase) in non-investment grade high-yield fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade securities are commonly known as “junk bonds” and include securities rated Ba or lower by Moody's Investors Services, Inc. or equivalently rated by Standard & Poor's Corporation or Fitch, or, if unrated, determined by the subadviser to be of comparable quality.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index , the components of which are similar to the Portfolio’s holdings.
Note: The AST High Yield Portfolio changed subadvisers effective September 13, 2010. The performance prior to September 13, 2010 for the Portfolio reflect investment performance, investment operations, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadvisers.

Annual Total Returns

Best Quarter:		Worst Quarter:
14.03%	2nd Quarter of 2009	-15.87%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	13.88%	6.12%	7.59%
Index
Barclays High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	15.78%	10.45%	10.60%
BofA Merrill Lynch US High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	15.59%	10.01%	10.39%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	William J. Morgan	Managing Director	September 2010
AST Investment Services, Inc.		James P. Shanahan	Managing Director	September 2010

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
		James Gibson	Managing Director	September 2010
	Prudential Investment Management, Inc.	Paul Appleby, CFA	Managing Director	September 2010
		Robert Spano, CFA, CPA	Principal	September 2010
		Terence Wheat, CFA	Principal	September 2010
		Michael J. Collins, CFA	Principal	September 2010
		Ryan Kelly, CFA	Principal	February 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.13%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST International Growth	$115	$359	$622	$1,375
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 136% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
23.46%	2nd Quarter of 2009	-25.19%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	20.37%	-4.17%	8.24%
Index
Morgan Stanley Capital International (MSCI) EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	17.90%	-3.21%	8.70%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	William Blair & Company LLC	W. George Greig	Partner and Portfolio Manager	November 2002
AST Investment Services, Inc.	Marsico Capital Management, LLC	James G. Gendelman	Portfolio Manager and Senior Analyst	November 2006
		Munish Malhotra, CFA	Portfolio Manager and Senior Analyst	February 2011
	Jennison Associates LLC	Mark Baribeau, CFA	Managing Director	May 2012
		Thomas Davis	Managing Director	May 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INTERNATIONAL VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.13%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST International Value	$115	$359	$622	$1,375
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 31% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its investable assets in equity securities. The 80% requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
24.55%	2nd Quarter of 2009	-21.31%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	16.68%	-3.70%	8.65%
Index
MSCI EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	17.90%	-3.21%	8.70%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner and Portfolio Manager	November 2004
AST Investment Services, Inc.		Menno Vermeulen, CFA	Partner, Portfolio Manager	November 2004
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2006
	Thornburg Investment Management, Inc.	William V. Fries, CFA	Co-Portfolio Manager and Managing Director	November 2006
		Wendy Trevisani	Co-Portfolio Manager and Managing Director	November 2006
		Lei Wang, CFA	Co-Portfolio Manager and Managing Director	November 2006

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INVESTMENT GRADE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with the preservation of capital and liquidity needs. As set forth above, total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.75%
Fee Waiver or Expense Reimbursement [1]	-0.04%
Total Annual Portfolio Operating Expenses [1]	0.71%
1 The Portfolio’s distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Portfolio’s investment managers and PAD cannot terminate or otherwise modify the waiver.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Investment Grade Bond	$73	$227	$395	$883

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 914% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. Under normal market conditions, the Portfolio invests at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. As used in this Prospectus, the term “investable assets” refers to the Portfolio's net assets plus any borrowings for investment purposes. The Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The Portfolio's subadviser currently intends to maintain an overall weighted average credit quality rating of A– or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A– due to downgrades of individual portfolio securities, the Portfolio's subadviser will take appropriate action based upon the relevant facts and circumstances.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
7.42%	3rd Quarter of 2009	-2.64%	4th Quarter of 2010

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (1/28/08)
Portfolio	9.40%	10.75%
Index
Barclays US 5-10 Year Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	7.21%	7.40%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	January 2008
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2008
		Erik Shiller, CFA	Principal and Portfolio Manager	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.92%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.06%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan Global Thematic	$108	$337	$585	$1,294
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 178% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio provides exposure to a long-term strategic asset allocation while having the flexibility to express shorter-term tactical views by capitalizing upon market opportunities globally. The Portfolio invests across a broad range of asset classes, including, without limitation, domestic equity and debt, international and global developed equity, emerging markets equity and debt, high yield debt, convertible bonds, and real estate investment trusts. The Subadviser seeks to achieve the Portfolio's investment objective by utilizing a select spectrum of investment strategies that have been developed within the J.P. Morgan organization. The Portfolio invests primarily in individual securities in order to meet its investment objective and will also utilize derivative instruments for tactical positioning and risk management, including futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. Other types of derivatives in which the Portfolio may invest include participation notes (P-Notes) or Low Exercise Price Warrants (LEPWs) or similar instruments as a way to access certain non-US markets. These instruments are derivative securities which provide investors with economic exposure to an individual stock, basket of stocks, or equity.

Under normal circumstances, approximately 65% of the Portfolio's net assets are invested to provide exposure to equity securities and approximately 35% of its net assets will be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 55-75% of the Portfolio's net assets and such fixed income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., option and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of Underlying ETFs. More specific information regarding the Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Equity	24.50%	36.50%	48.50%
REITs	0.50%	4.50%	8.50%
Developed Int’l Equity	2.0%	12.0%	22.0%
Emerging Int’l Equity	2.0%	8.0%	14.0%
Global Convertibles	0.0%	4.0%	8.0%
Total Equities	55%*	65%	75%**

Fixed income
US Core Fixed income	20.0%	30.0%	40.0%
US “High Yield”	0.0%	3.0%	11.0%
Emerging Markets Debt	0.0%	2.0%	6.0%
Total Fixed income	25%***	35%	45%****
* Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 55% of the Portfolio's net assets.
** Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 75% of the Portfolio's net assets.
*** Notwithstanding the individual minimum exposures for the various fixed income segments, the minimum combined exposure to fixed income investments is 25% of the Portfolio's net assets. Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.
**** Notwithstanding the individual maximum exposures for the various fixed income segments, the maximum combined exposure to fixed income investments is 45% of the Portfolio's net assets. Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.
Sub-Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Total Non-US Assets	15.0%	25.25%	35.0%
Total REITs & Emerging Int’l Equity	5.0%	12.50%	20.0%
Total High Yield & Small-Cap Equity	0.0%*	6.0%	15.0%
*The minimum exposure applies to physical securities only. By using derivatives in small-cap equity, the minimum exposure may fall below 0%.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the MSCI World Index (70%) and the Barclays Aggregate Bond Index (30%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Prior to August 20, 2012 the Portfolio was known as the AST Horizon Growth Asset Allocation Portfolio. Effective August 20, 2012 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to August 20, 2012 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Horizon Growth Asset Allocation Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.34%	2nd Quarter of 2009	-15.73%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (11/19/07)
Portfolio	13.58%	2.44%	2.80%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	1.50%
Blended Index (reflects no deduction for fees, expenses or taxes)	13.79%	3.21%	3.03%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	Jeffrey Geller	Managing Director	February 2013
AST Investment Services, Inc.		Patrik Jakobson	Managing Director	August 2012
		Nicole Goldberger, CFA	Executive Director	August 2012
	Security Capital Research & Management Incorporated	Anthony R. Manno, Jr.	Chief Executive Officer & President	October 2012
		Kenneth D. Statz	Managing Director	October 2012
		Kevin W. Bedell	Managing Director	October 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.06%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan International Equity	$108	$337	$585	$1,294
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 21% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments. The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The equity securities are ordinarily traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
24.58%	2nd Quarter of 2009	-20.65%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	21.91%	-1.11%	7.99%
Index
Morgan Stanley Capital International (MSCI) EAFE Index® (GD) (reflects no deduction for fees, expenses or taxes)	17.90%	-3.21%	8.70%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management Inc.	James WT Fisher	Managing Director and Portfolio Manager	March 2004
AST Investment Services, Inc.
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.06%
Dividend Expense on Short Sales	0.15%
Broker Fees and Expenses on Short Sales	0.01%
Total Annual Portfolio Operating Expenses	1.29%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan Strategic Opportunities	$131	$409	$708	$1,556
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 89% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio will utilize a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.

The Portfolio may invest in a wide range of asset classes, including US and non-US equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, US and non-US fixed income, high yield bonds, convertible bonds, and emerging markets bonds. The allocation to these asset classes will vary depending on J.P. Morgan's tactical views. Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets. 130/30 strategies follow a particular index, for example the S&P 500, but allow J.P. Morgan to sell short securities that are deemed likely to decline in value. Absolute return strategies seek to generate a return in excess of prevailing yields on US Treasuries or the London Interbank Offered Rate (LIBOR).

The Fund will typically maintain an allocation of between 30% - 50% of the Fund’s assets in Equity investments, with US equities ranging from 19% - 35% and foreign equities ranging from 5% - 21%.The approximate target allocation of Portfolio assets across asset classes and anticipated asset allocation ranges are set forth in the table below:

Asset Class	Approximate Allocation	Anticipated Investment Ranges
US Equity Securities	27%	19-35%
Foreign Equity Securities	13%	5-21%
US & Foreign Debt Securities*	50%	42-58%
Cash	10%	2-18%
*Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the stated ranges.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The AST J.P. Morgan Strategic Opportunities Portfolio, formerly the AST UBS Dynamic Alpha Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective March 15, 2010. Performance prior to March 15, 2010 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former AST UBS Dynamic Alpha Portfolio, and does not represent the actual or predicted performance of the AST J.P. Morgan Strategic Opportunities Portfolio.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.24%	2nd Quarter of 2009	-14.96%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	10.72%	3.67%	6.77%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Blended Index (reflects no deduction for fees, expenses or taxes)	8.93%	3.67%	6.31%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	Patrik Jakobson	Managing Director & Portfolio Manager	March 2011
AST Investment Services, Inc.		Jeffrey Geller	Portfolio Manager	May 2010
		Nicole Goldberger, CFA	Portfolio Manager	January 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST JENNISON LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.99%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Jennison Large-Cap Growth	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 66% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests at least 80% of its investable assets in the equity and equity-related securities of large-capitalization companies under normal market conditions. Large capitalization companies are defined as those companies with market capitalizations (measured at the time of purchase) within the market capitalization of the Russell 1000® Index. The Russell 1000® Index had a median market capitalization of approximately $6.2 billion as of January 31, 2013, and the largest company by market capitalization was approximately $425.74 billion as of that date. The size of the companies in the Russell 1000® Index will change with market conditions. In deciding which equity securities to buy for the Portfolio, the subadviser uses what is known as a growth investment style. This means that the subadviser focuses on common stocks that it believes could experience superior sales or earnings growth, or high returns on equity and assets. The companies in which the subadviser invests generally tend to have a unique market niche, a strong new product profile or superior management.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
18.80%	1st Quarter of 2012	-13.50%	3rd Quarter of 2011

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (9/25/09)
Portfolio	15.19%	10.93%
Index
Russell 1000 Growth® Index (reflects no deduction for fees, expenses or taxes)	15.26%	13.06%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	12.24%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Michael A. Del Balso	Managing Director	September 2009
AST Investment Services, Inc.		Mark D. Shattan, CFA	Managing Director	September 2009
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST JENNISON LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Jennison Large-Cap Value	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests at least 80% of its investable assets in the equity and equity-related securities of large-capitalization companies under normal market conditions. Large capitalization companies are defined as those companies with market capitalizations (measured at the time of purchase) within the market capitalization of the Russell 1000® Index. The Russell 1000® Index had a median market capitalization of approximately $6.2 billion as of January 31, 2013, and the largest company by market capitalization was approximately $425.74 billion as of that date. The size of the companies in the Russell 1000® Index will change with market conditions. In deciding which equity securities to buy for the Portfolio, the subadviser seeks companies it believes are trading at a discount to their intrinsic value, as defined by the value of their earnings, free cash flow, the value of their assets, their private market value, or some combination of these factors – and which have identifiable catalysts which may be able to close the gap between the price and what the Portfolio believes to be the true worth of the company.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
11.89%	1st Quarter of 2012	-19.36%	3rd Quarter of 2011

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (9/25/09)
Portfolio	13.24%	7.82%
Index
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	12.24%
Russell 1000 Value® Index (reflects no deduction for fees, expenses or taxes)	17.51%	11.39%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	David A. Kiefer, CFA	Managing Director	September 2009
AST Investment Services, Inc.		Avi Z. Berg	Managing Director	September 2009
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Large-Cap Value	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 113% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The subadvisers invest primarily in stock and other equity securities.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
16.24%	3rd Quarter of 2009	-22.39%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	16.89%	-2.40%	4.14%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Hotchkis and Wiley Capital Management, LLC	George Davis	Principal, Portfolio Manager and Chief Executive Officer	April 2004
AST Investment Services, Inc.		Judd Peters	Portfolio Manager	April 2004
		Scott McBride	Portfolio Manager	April 2004
		Patricia McKenna	Principal and Portfolio Manager	April 2004
		Sheldon Lieberman	Principal and Portfolio Manager	April 2004

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek income and capital appreciation to produce a high total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.89%
Fee Waiver or Expense Reimbursement+	-0.13%
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+	0.76%
+ Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Lord Abbett Core Fixed Income Portfolio	$78	$271	$480	$1,084

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 580% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. To pursue its investment objective under normal market conditions, the Portfolio follows a non-fundamental policy of investing at least 80% of its net assets in fixed income securities of various types. The 80% investment policy applies at the time the Portfolio invests its assets.
Under normal market conditions, the Portfolio invests primarily in (i) securities issued or guaranteed by the US government, its agencies or government-sponsored enterprises; (ii) investment grade debt securities of US issuers; (iii) investment grade debt securities of non-US issuers that are denominated in US dollars; (iv) mortgage-backed and other asset-backed securities; (v) inflation-linked investments; (vi) senior loans, and loan participations and assignments; and (vii) derivative instruments, such as options, futures contracts, forward contracts and swap agreements. Investment grade debt securities are securities rated within the four highest grades assigned by a rating agency such as Moody's Investors Service, Inc., Standard & Poor's Ratings Services, or Fitch Ratings, or are unrated but determined by Lord Abbett to be of comparable quality.
The Portfolio may invest in corporate debt securities. The Portfolio also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Portfolio expects to maintain its average duration range within two years of the bond market's duration as measured by the Barclays US Aggregate Bond Index (which was approximately 4.79 years as of December 31, 2012).
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Senior Loan Risk. The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to May 2, 2011 the Portfolio was known as the AST Lord Abbett Bond-Debenture Portfolio. Effective May 2, 2011, the Portfolio changed its investment objective, policies, strategy, and expense structure. The performance history of the Portfolio prior to May 2, 2011 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Lord Abbett Bond-Debenture Portfolio, and does not represent the actual or predicted performance of the current Portfolio.

Annual Total Returns

Best Quarter:		Worst Quarter:
12.39%	2nd Quarter of 2009	-14.82%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 Years
Portfolio	5.93%	6.46%	7.47%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Lord, Abbett & Co. LLC	Robert A. Lee	Partner and Director	May 2011
		Jerald M. Lanzotti, CFA	Partner and Portfolio Manager	April 2012
AST Investment Services, Inc.		Andrew H. O'Brien, CFA	Partner and Portfolio Manager	May 2011
		Kewjin Yuoh	Partner and Portfolio Manager	April 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MARSICO CAPITAL GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.99%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Marsico Capital Growth	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 87% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
16.06%	3rd Quarter of 2009	-25.02%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 Years
Portfolio	12.27%	-0.53%	6.93%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Marsico Capital Management	Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, and Portfolio Manager	December 1997
AST Investment Services, Inc.		Coralie Witter, CFA	Portfolio Manager and Senior Analyst	February 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS GLOBAL EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.20%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST MFS Global Equity	$122	$381	$660	$1,455

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 27% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. The Portfolio may invest its assets in US and foreign securities, including emerging market securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. While the Portfolio may invest its assets in companies of any size, it generally focuses on companies with large capitalizations. In selecting investments, the Portfolio is not constrained to any particular investment style. The Portfolio may invest its assets in the stocks of companies the subadviser believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio uses a bottom-up investment approach to buying and selling its investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
18.43%	2nd Quarter of 2009	-18.10%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	23.08%	3.01%	9.83%
Index
Morgan Stanley Capital International (MSCI) World Index (GD) (reflects no deduction for fees, expenses or taxes)	16.54%	-0.60%	8.08%
Morgan Stanley Capital International (MSCI) EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	17.90%	-3.21%	8.70%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Massachusetts Financial Services Company	David R. Mannheim	Investment Officer	October 1999
AST Investment Services, Inc.		Roger Morley	Investment Officer	October 2009
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.99%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST MFS Growth	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 67% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio may invest up to 35% of its net assets in foreign securities. The Portfolio focuses on investing its assets in the stocks of companies the subadviser believes to have above average earnings growth potential compared to other companies (growth companies). While the Portfolio may invest its assets in companies of any size, it generally focuses on companies with large capitalizations. The Portfolio uses a bottom-up investment approach to buying and selling its investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.20%	1st Quarter of 2012	-23.45%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	17.09%	0.78%	6.62%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Massachusetts Financial Services Company	Eric B. Fischman	Investment Officer	January 2011
AST Investment Services, Inc.
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.98%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST MFS Large-Cap Value	$100	$312	$542	$1,201
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 7% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by investing at least 80% of the Portfolio's net assets in issuers with large market capitalizations. Large market capitalization issuers are issuers with market capitalizations of at least $5 billion at the time of purchase. The Portfolio invests primarily in equity securities, and it may also invest in foreign securities. Massachusetts Financial Services Company (MFS), the subadviser of the Portfolio, focuses on investing Portfolio's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). MFS uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Massachusetts Financial Services Company	Nevin P. Chitkara	Investment Officer	August 2012
AST Investment Services, Inc.		Steven R. Gorham	Investment Officer	August 2012

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MID-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.93%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.06%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Mid-Cap Value	$108	$337	$585	$1,294
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 29% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. Mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
23.70%	2nd Quarter of 2009	-28.37%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	18.41%	3.96%	8.94%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	18.51%	3.79%	10.63%

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	WEDGE Capital Management, LLP	Paul M. VeZolles, CFA	General Partner	November 2005
AST Investment Services, Inc.		John G. Norman	General Partner	November 2005
		Caldwell Calame, CFA	Executive Vice President	January 2009
	EARNEST Partners LLC	Paul Viera	Portfolio Manager	November 2005
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MONEY MARKET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.58%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Money Market	$59	$186	$324	$726

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. As a money market fund, the Portfolio invests in high-quality money market instruments and seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. Prudential Investments LLC and AST Investment Services, Inc. may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio. All investments have risks to some degree. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
1.24%	3rd Quarter of 2007	0.00%	4th Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	0.01%	0.56%	1.63%
Index
Lipper Variable Insurance Products (VIP) Money Market Funds Average (reflects no deduction for fees, expenses or taxes)	-0.03%	0.47%	1.58%

7-Day Yield (as of 12/31/12)
AST Money Market Portfolio	0.00%
iMoneyNet's Prime Retail Universe	0.01%

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST NEUBERGER BERMAN CORE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return consistent with the preservation of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.80%
Fee Waiver and/or Expense Reimbursement+	-0.01%
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+	0.79%
+ Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Neuberger Berman Core Bond	$81	$254	$443	$989

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 361% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will invest, under normal circumstances, at least 80% of its investable assets in bonds and other debt securities. All of the debt securities in which the Portfolio invests will be investment grade under normal circumstances. The Portfolio normally will not invest more than 15% of its total assets in non-US dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the US dollar to 5% of its total assets. The Portfolio normally will seek to maintain its target average duration within one year, and generally seeks to maintain its target average duration within a maximum of two years, of the average duration of the bonds in the Barclays US Aggregate Bond Index.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
2.03%	3rd Quarter of 2012	0.10%	4th Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (10/17/11)
Portfolio	4.88%	5.11%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	4.50%
MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Neuberger Berman Fixed Income LLC	Andrew Johnson	Managing Director	October 2011
AST Investment Services, Inc.		Thanos Bardos	Managing Director	October 2011
		David M. Brown	Managing Director	October 2011
		Thomas A. Sontag	Managing Director	October 2011
		Thomas J. Marthaler	Managing Director	April 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.01%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Neuberger Berman Mid-Cap Growth	$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 55% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Growth Index. As of February 28, 2013, the median market capitalization of the companies in the Russell Midcap® Growth Index was approximately $5.1 billion and the largest company by market capitalization was approximately $28.5 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors. The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.75%	2nd Quarter of 2003	-25.68%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	12.39%	1.63%	10.02%
Index
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	10.32%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.15%	10.53%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Neuberger Berman Management LLC	Kenneth J. Turek	Managing Director	January 2003
AST Investment Services, Inc.
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.03%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Neuberger Berman / LSV Mid-Cap Value	$105	$328	$569	$1,259
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 34% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Generally, companies with equity market capitalizations that fall within the market capitalization range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
24.49%	3rd Quarter of 2009	-27.32%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	17.13%	2.74%	9.40%
Index
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	18.51%	3.79%	10.63%
S&P Midcap 400 Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.15%	10.53%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Neuberger Berman Management LLC	Michael Greene	Portfolio Manager	December 2011
AST Investment Services, Inc.	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner and Portfolio Manager	July 2008
		Menno Vermeulen, CFA	Partner, Portfolio Manager	July 2008
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	July 2008

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the vallue of your investment)
Management Fees	0.84%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.05%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST New Discovery Asset Allocation	$107	$334	$579	$1,283

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 143% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. Under normal circumstances, approximately 70% of the Portfolio’s assets are allocated to a combination of domestic and international equity strategies and approximately 30% of the Portfolio’s assets are allocated to certain domestic and international fixed income strategies and a liquidity strategy. The Portfolio has three strategies that invest primarily in domestic equity securities, two strategies that invest primarily in international equity securities, two strategies that invest primarily in fixed income securities, and one strategy that invests in the Prudential Core Taxable Money Market Fund.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP - Strategic Investment Research Group	April 2012
		Andrei O. Marinich, CFA	Vice President	April 2012
		Richard J. Tavis, CFA	Vice President	April 2012
AST Investment Services, Inc.	Bradford & Marzec LLC	Douglas Lopez, CFA	Senior Portfolio Manager	April 2012
		Terence Reidt, CFA	Senior Portfolio Manager	April 2012
		Jeffrey Brothers, CFA	Senior Portfolio Manager	April 2012
		N. Graham Allen, FCMA	Senior Portfolio Manager	April 2012
		Drew Sweeney	Portfolio Manager	April 2012
	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner, Portfolio Manager	April 2012
	C.S. McKee, LP	Greg Melvin	Chief Investment Officer	April 2012
		Bryan Johanson	Portfolio Manager	April 2012
		Brian Allen	Portfolio Manager	April 2012
		Jack White	Portfolio Manager	April 2012
		Andrew Faderewski	Analyst	April 2012
	EARNEST Partners, LLC	Paul E. Viera	Chief Executive Officer	April 2012
	Epoch Investment Partners, Inc.	David Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager	April 2012
		Janet Navon	Managing Director, Portfolio Manager and Director of Research	April 2012
		Michael Welhoelter	Chief Risk Officer & Co-Portfolio Manager	April 2012

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
	Security Investors, LLC	Mark A. Mitchell, CFA	Portfolio Manager	April 2012
	Thompson, Siegel & Walmsley LLC	Brandon Harrell, CFA	International Portfolio Manager	April 2012
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.07%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.24%
Total Annual Portfolio Operating Expenses	1.41%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Parametric Emerging Markets Equity	$144	$446	$771	$1,691
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 20% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices. A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Portfolio may invest without limit in foreign securities. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants).

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
37.33%	2nd Quarter of 2009	-22.08%	3rd Quarter of 2011

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (5/1/08)
Portfolio	17.93%	-1.28%
Index
MSCI Emerging Markets Index (GD) (reflects no deduction for fees, expenses or taxes)	18.63%	0.15%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Parametric Portfolio Associates LLC (Parametric)	Thomas Seto	Vice President and Director of Portfolio Management of Parametric	April 2008
AST Investment Services, Inc.		David Stein	Managing Director and Chief Investment Officer of Parametric	April 2008

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.75%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST PIMCO Limited Maturity Bond	$77	$240	$417	$930
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 297% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
3.54%	2nd Quarter of 2009	-1.36%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	4.70%	4.39%	3.95%
Index
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	2.72%

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	Managing Director	January 2011
AST Investment Services, Inc.
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.72%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST PIMCO Total Return Bond	$74	$230	$401	$894
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 482% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
8.30%	2nd Quarter of 2009	-3.58%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	9.32%	6.71%	5.83%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	William H. Gross, CFA	Managing Director, Portfolio Manager, and Chief Investment Officer	December 1993
AST Investment Services, Inc.
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.78%
Total Annual Portfolio Operating Expenses	0.94%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$96	$300	$520	$1,155
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 26% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the

Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Annual Total Returns

Best Quarter:		Worst Quarter:
10.75%	2nd Quarter of 2009	-9.00%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (12/5/05)
Portfolio	10.38%	3.56%	4.93%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	8.64%	4.69%	5.68%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRUDENTIAL CORE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return consistent with the long-term preservation of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.79%
Fee Waiver and/or Expense Reimbursement+	-0.03%
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+	0.76%
+ Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Prudential Core Bond Portfolio	$78	$249	$436	$975

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 532% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of its investable assets in intermediate and long-term debt obligations and high quality money market instruments. In addition, the Portfolio invests, under normal circumstances, at least 80% of its net assets in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser, and high quality money market instruments. Likewise, the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as junk bonds). The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
2.78%	3rd Quarter of 2012	0.75%	4th Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (10/17/11)
Portfolio	7.11%	7.04%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	4.50%
MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Michael J. Collins	Senior Investment Officer and Portfolio Manager	October 2011
AST Investment Services, Inc.		Kay Willcox	Managing Director and Portfolio Manager	October 2011
		Richard Piccirillo	Principal and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.93%
Fee Waiver and/or Expense Reimbursement*	-0.02%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%
*Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive 0.02% of their investment management fee through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Prudential Growth Allocation (formerly AST First Trust Capital Appreciation Target)	$93	$290	$504	$1,120
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 98% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The asset allocation strategy for the Portfolio is determined by Quantitative Management Associates LLC (QMA). QMA is also responsible for managing the equity segment of the Portfolio. Prudential Investment Management, Inc. (PIM) is responsible for managing the fixed income segment of the Portfolio.
The Portfolio invests in a combination of global equity and equity-related securities, debt obligations and money market instruments in order to achieve diversification in a single Portfolio. QMA may also utilize an overlay sleeve for liquidity and allocation changes. The overlay sleeve will generally be approximately 5% of the Portfolio’s assets. QMA adjusts the percentage of Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. Under normal conditions, the Portfolio is expected to be invested within the ranges set forth below:

Asset Type	Minimum	Normal	Maximum

Equity and Equity-Related Securities*	60%	70%	80%
Debt Obligations and Money Market Instruments *	20%	30%	40%
*Note: ranges are expressed as a percentage of the Portfolio’s assets and include allocations within the overlay sleeve
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to April 29, 2013 the Portfolio was known as the AST First Trust Capital Appreciation Target Portfolio. Effective April 29, 2013 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST First Trust Capital Appreciation Target Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.
Annual Total Returns

Best Quarter:		Worst Quarter:
16.29%	2nd Quarter of 2009	-21.51%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (3/20/06)
Portfolio	12.92%	-1.20%	1.60%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	3.64%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Edward F. Keon Jr.	Managing Director, Portfolio Manager	April 2013
AST Investment Services, Inc.		Edward L. Campbell, CFA	Principal, Portfolio Manager	April 2013
		Joel M. Kallman, CFA	Senior Associate, Portfolio Manager	April 2013
		Stacie L. Mintz	Principal, Portfolio Manager	April 2013
		Jacob Pozharny, PhD	Managing Director, Portfolio Manager	April 2013
	Prudential Investment Management, Inc.	Michael J. Collins, CFA	Managing Director, Senior Investment Officer	April 2013
		Kay T. Willcox	Managing Director, Senior Portfolio Manager	April 2013
		Richard Piccirillo	Principal, Portfolio Manager	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QMA EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.09%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses[1]	0.21%
Total Annual Portfolio Operating Expenses	1.40%
1 The Portfolio commenced operations on February 25, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $300 million for the Portfolio for the fiscal period ending December 31, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST QMA Emerging Markets Equity	$143	$443	$766	$1,680
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio will seek to achieve its investment objective through investment in equity and equity-related securities of emerging market companies. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, securities convertible into or exchanged for stocks, rights, warrants, depositary receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers: (i) located in emerging market countries or (ii) included (or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices.
The equity investment strategy of the Portfolio’s subadviser, Quantitative Management Associates, LLC (QMA), employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Portfolio Turnover Risk. The subadviser generally does not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, the subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. In February 2012, the Commodity Futures Trading Commission (the CFTC) adopted certain regulatory changes that potentially could require the investment managers of the Portfolio to register with the CFTC as a commodity pool operator (CPO) if the Portfolio is unable to comply with certain trading and marketing limitations. Compliance with these additional registration and regulatory requirements would increase portfolio expenses.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Jacob Pozharny, PhD	Managing Director	February 2013
AST Investment Services, Inc.		Andrew Goldberg, ScD	Managing Director	February 2013
		Wen Jin, PhD	Vice President	February 2013
		John Van Belle, PhD	Managing Director	February 2013

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Ping Wang, PhD	Principal	February 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QMA LARGE-CAP PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses[1]	0.83%
1The Portfolio commenced operations on April 29, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $3 billion for the Portfolio for the fiscal period ending December 31, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST QMA Large-Cap Portfolio	$85	$265
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.6 billion and $499 billion as of December 31, 2012).
The equity investment strategy utilized by the Portfolio’s subadviser, employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. The Portfolio’s subadviser constructs portfolios that seek to maximize the portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.	Quantitative Management Associates LLC	Daniel Carlucci, CFA	Vice President and Portfolio Manager	April 2013

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
		Devang Gambhirwala	Principal and Portfolio Manager	April 2013
		Stacie L. Mintz	Principal and Portfolio Manager	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QMA US EQUITY ALPHA PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.05%
Dividend Expense on Short Sales	0.38%
Broker Fees and Expenses on Short Sales	0.25%
Total Annual Portfolio Operating Expenses	1.77%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST QMA US Equity Alpha	$180	$557	$959	$2,084
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 137% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The Portfolio will normally invest (take long positions) at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of US issuers. For purposes of this non-fundamental investment policy, US issuers are issuers whose primary listing is on a securities exchange or market inside the United States.
By employing this long/short strategy, the Portfolio will seek to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the market cap of the US market and includes the largest 1000 securities in the Russell 3000® Index.

In general, for its long positions, the Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio's active risk. The Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The Portfolio may also sell securities short to manage the Portfolio's active risk.

In rising markets, the Portfolio expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The Portfolio will target approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to May 1, 2008, the Portfolio was known as the AST AllianceBernstein Managed Index 500 Portfolio. Effective May 1, 2008, the Portfolio changed its investment strategy, investment objective, investment policies, and expense structure. The performance history furnished below prior to May 1, 2008 reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST AllianceBernstein Managed Index 500 Portfolio, and does not represent the actual or predicted performance of the AST QMA US Equity Alpha Portfolio.

Annual Total Returns

Best Quarter:		Worst Quarter:
18.22%	2nd Quarter of 2009	-21.92%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 Years
Portfolio	18.81%	1.09%	5.81%
Index
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	1.92%	7.52%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Stacie Mintz	Principal and Portfolio Manager	April 2013

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
AST Investment Services, Inc.		Devang Gambhirwala	Principal and Portfolio Manager	May 2008
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QUANTITATIVE MODELING PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.07%
Acquired Fund Fees & Expenses	0.89%
Total Annual Portfolio Operating Expenses	1.21%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Quantitative Modeling	$123	$384	$665	$1,466
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 81% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio operates as a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in a combination of other mutual funds (collectively referred to as the Underlying Portfolios) in accordance with its own specialized asset allocation strategy. The only Underlying Portfolios in which the Portfolio invests are other investment portfolios of the Fund and certain money market funds advised by Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) or their affiliates.
The assets of the Portfolio are allocated to a capital growth investment strategy (referred to as the Capital Growth Segment) and a fixed income investment strategy (referred to as the Fixed income Segment). Under normal circumstances, approximately 75% of the net assets attributable to the Capital Growth Segment are invested in Underlying Portfolios that invest primarily in equity securities while the remaining 25% of the Capital Growth Segment's net assets are invested in Underlying Portfolios that invest primarily in debt securities and money market instruments. All of the net assets attributable to the Fixed income Segment are invested in the AST Investment Grade Bond Portfolio of the Fund (the AST Bond Portfolio). The AST Bond Portfolio, in turn, invests at least 80% of its investable assets in investment grade bonds under normal market conditions. Underlying Portfolios that invest primarily in equity securities are sometimes referred to as “Equity Underlying Portfolios” while Underlying Portfolios that invest primarily in debt securities and money market instruments, including the AST Bond Portfolio, are sometimes referred to as “Debt-Money Market Underlying Portfolios.”

Approximately 90% of the Portfolio's net assets are allocated to the Capital Growth Segment, with the remainder of its net assets (i.e., approximately 10%) allocated to the Fixed income Segment. Portfolio assets are transferred between the Capital Growth Segment and the Fixed income Segment based on the application of a quantitative model to the Portfolio's overall net asset value (NAV) per share. In general terms, the model seeks to transfer Portfolio assets from the Capital Growth Segment to the Fixed income Segment when the Portfolio's NAV per share experiences certain declines and from the Fixed income Segment to the Capital Growth Segment when the Portfolio's NAV per share experiences certain increases or remains flat over certain periods of time. The model, however, will not generate: (i) a transfer to the Fixed income Segment from the Capital Growth Segment that would result in more than 90% of the Portfolio's net assets being allocated to the Fixed income Segment, (ii) a large-scale transfer between the Portfolio’s segments that exceeds certain pre-determined daily percentage thresholds.

In an effort to reduce transaction costs, the Investment Managers or QMA may decline to implement a transfer between the Portfolio's segments that would otherwise be initiated by the quantitative model to the extent such transfer does not exceed certain pre-determined percentage thresholds. In addition, the quantitative model is proprietary and may be changed by the Investment Managers or QMA over time. The Investment Managers or QMA may determine that such a change is appropriate for a variety of reasons, including, without limitation, due to changing market, financial, or economic conditions or to make enhancements to the model based on actual experience.

Below are the approximate exposures to Equity Underlying Portfolios and Debt-Money Market Underlying Portfolios that would result from: (i) an allocation of 90% of the Portfolio's assets to the Capital Growth Segment and the corresponding allocation of Portfolio assets (i.e., 10%) to the Fixed income Segment and (ii) an allocation of 90% of the Portfolio's assets to the Fixed income Segment and the corresponding allocation of Portfolio assets (i.e., 10%) to the Capital Growth Segment.

	Assumed Allocation of Portfolio Assets: 90% Capital Growth Segment* & 10% Fixed income Segment	Assumed Allocation of Portfolio Assets: 10% Capital Growth Segment* & 90% Fixed income Segment
% of Portfolio Assets Allocated to Equity Underlying Portfolios	67.5%	7.5%
% of Portfolio Assets Allocated to Debt-Money Market Underlying Portfolios	32.5%	92.5%

* Assumes that 75% of the Capital Growth Segment's net assets will be invested in Equity Underlying Portfolios while the remaining 25% of the Capital Growth Segment's net assets will be invested in Debt-Money Market Underlying Portfolios.

As shown in the table immediately above, a shareholder's specific investment experience depends, in part, on how the Portfolio's assets are allocated between the Capital Growth Segment and the Fixed income Segment during the period in which the shareholder invested in the Portfolio.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (60%), MSCI EAFE Index (15%), and the Barclays Aggregate Bond Index (25%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
10.11%	1st Quarter of 2012	-3.79%	2nd Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (5/2/11)
Portfolio	13.16%	1.10%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	5.06%
Blended Index (reflects no deduction for fees, expenses or taxes)	13.67%	3.95%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP - Strategic Investment Research Group	May 2011
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Ted Lockwood	Portfolio Manager, Managing Director	May 2011
		Marcus M. Perl	Portfolio Manager, VP	May 2011
		Edward L. Campbell, CFA	Portfolio Manager, Principal	May 2011
		Edward F. Keon, Jr.	Portfolio Manager, Managing Director	May 2011
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate	May 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST RCM WORLD TRENDS PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.92%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.06%
Fee Waiver or Expense Reimbursement*	-0.07%
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.99%
*Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive 0.07% of their investment management fee through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST RCM World Trends (formerly AST Moderate Asset Allocation)	$101	$330	$578	$1,288
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 96% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The subadviser allocates assets among the seven investment strategies identified below. The Portfolio takes the innovative approach of blending these strategies according to the asset allocation structure designed by the Portfolio’s investment managers and the subadviser. For each strategy, we show below the neutral weight. Under normal circumstances, approximately 60% of the Portfolio’ s net assets are invested to provide exposure to equity securities and approximately 40% of its net assets are invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 50-70% of the Portfolio’s net assets and such fixed income exposure may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of “ physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.); and (iii) the purchase of Underlying ETFs.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to April 29, 2013 the Portfolio was known as the AST Moderate Asset Allocation Portfolio. Effective April 29, 2013 the Portfolio changed subadvisers, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Moderate Asset Allocation Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.
Annual Total Returns

Best Quarter:		Worst Quarter:
13.83%	2nd Quarter of 2009	-13.95%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (11/19/07)
Portfolio	10.28%	1.61%	1.69%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	1.50%

MANAGEMENT OF THE PORTFOLIO
Investment Managers		Portfolio Managers	Title	Service Date
Prudential Investments LLC	Allianz Global Invetors U.S. LLC	Dr. Herold Rohweder	Managing Director and Global Chief Investment Officer Multi Asset	March 2013
AST Investment Services, Inc.		Dr. Matthias Müller	Managing Director	March 2013
		Giorgio Carlino	Director and Portfolio Manager	March 2013
		Dr. Michael Stamos	Portfolio Manager	March 2013
		Dr. Zijan Yang	Portfolio Manager	March 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays US Aggregate Bond Index (30%).

PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.92%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.13%
Total Annual Portfolio Operating Expenses	1.18%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Schroders Global Tactical*	$120	$375	$649	$1,432

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 361% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “ junk” bonds, ETFs and other investment companies (collectively, the Underlying Portfolios), and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no less than three countries). The subadvisers use various investment strategies, currency hedging, and a global tactical asset allocation strategy in order to help the Portfolio achieve its investment objective.
Under normal circumstances, approximately 70% of the Portfolio's net assets will be invested to provide exposure to equity securities and approximately 30% of its net assets will be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 60-80% of the Portfolio's net assets and such fixed income exposure may range between 20-40% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying Portfolios. The Portfolio may also invest up to 5% of its net assets in alternative investments. More specific information regarding the Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. Such exposures are preliminary and subject to change at any time.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Domestic Equities	35%	45%	55%
International Equities +	15%	25%	30%
Investment Grade Bonds**	20%	30%	40%
High Yield or “Junk” Bonds**	0%	2%	10%
Alternatives	0%	0%	5%
+ Under normal circumstances, the subadvisers will hedge approximately one-half of the foreign currency exposure resulting from the Portfolio's international equity investments back into the US dollar. The subadvisers will not, however, be required to engage in such hedging and may also hedge a different portion or all of the Portfolio's foreign currency exposure in connection with these investments. In addition, no more than 15% of the Portfolio's assets may be invested in issuers located in emerging market countries.
**US dollar-denominated sovereign and corporate emerging market debt is included in the Investment Grade and/or High Yield allocation. Local currency emerging market debt is included in the Alternatives allocation.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (45%), MSCI EAFE USD Hedged Index (12.5%), MSCI EAFE Local Hedged Index (12.5%) and the Barclays Aggregate Bond Index (30%). AST Investment Services, Inc. and Prudential Investments LLC determined the weight of each index comprising the blended index.

Note: The AST Schroders Global Tactical Portfolio, formerly the AST CLS Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 30, 2012. The performance figures below reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.85%	2nd Quarter of 2009	-18.22%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 Year	5 Year	Since Inception (11/19/07)
Portfolio	15.91%	1.23%	4.06%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	1.50%
Blended Index (reflects no deduction for fees, expenses or taxes)	13.10%	2.20%	2.04%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Schroder Investment Management North America Inc. Schroder Investment Management North America Limited	Johanna Kyrklund, CFA	Head of Multi-Asset Investments	April 2012
		Philip Chandler, CFA	Multi-Asset Portfolio Manager	April 2012
		Aymeric Forest, CFA	Multi-Asset Portfolio Manager	April 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.06%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.32%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Schroders Multi-Asset World Strategies	$134	$418	$723	$1,590
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 103% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks long-term capital appreciation through a flexible global asset allocation approach. This asset allocation approach entails investing in traditional asset classes, such as equity and fixed income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies. Absolute return measures the return that an asset achieves over a certain period of time. Absolute return strategies differ from relative return strategies because they are concerned with the rate of return of a particular asset and do not compare returns with other measures or benchmarks as with relative return strategies. The Portfolio's subadvisers are Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.). The subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing the Portfolio's assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended, such as hedge funds) (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments, including swap agreements.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's primary custom blended stock index consists of the MSCI World Index (70%) and the US Three-Month Libor (30%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: Prior to July 21, 2008 the Portfolio was known as the AST American Century Strategic Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST American Century Strategic Allocation Portfolio, and does not represent the actual or predicted performance of the current Portfolio.

Annual Total Returns

Best Quarter:		Worst Quarter:
17.90%	2nd Quarter of 2009	-15.81%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	11.14%	1.32%	5.63%
Index
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	16.54%	-0.60%	8.08%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.68%	0.41%	6.64%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.	Schroder Investment Management North America Inc. Schroder Investment Management North America Limited	Johanna Kyrklund, CFA	Head of Multi-Asset Investments	December 2008
		Philip Chandler, CFA	Multi-Asset Portfolio Manager	August 2012
		Aymeric Forest, CFA	Multi-Asset Portfolio Manager	August 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.01%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 112% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
23.44%	2nd Quarter of 2003	-26.22%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	12.18%	5.69%	8.12%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eagle Asset Management, Inc.	Bert L. Boksen, CFA	Senior Vice President and Managing Director	April 2005
AST Investment Services, Inc.		Eric Mintz, CFA	Portfolio Co-Manager	April 2005
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer and President	April 2012
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.06%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Value	$108	$337	$585	$1,294

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 53% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing at least 80% of its assets in small capitalization companies.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
21.99%	3rd Quarter of 2009	-23.68%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	18.16%	4.56%	9.09%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	9.50%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	Dennis S. Ruhl	Managing Director	December 2004
AST Investment Services, Inc.		Phillip D. Hart	Executive Director	March 2012
	Lee Munder Capital Group, LLC	R. Todd Vingers, CFA	Portfolio Manager	December 2004
	ClearBridge Investments, LLC	Peter Hable	Managing Director	December 2005
		Mark Bourguignon	Director	February 2009
		Mark Feasey, CFA,	Director	February 2009
		Marina Chinn, CFA	Director	February 2009
		Michael Kang	Director	February 2009

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.93%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Asset Allocation	$95	$296	$515	$1,143
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 51% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. Up to 10% of the equity portion may be allocated to a real assets segment. The real assets segment invests with the intention of providing exposure to companies that focus on real asset investments. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies. The Portfolio’s maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of two custom blended stock indexes, each of which includes the stocks of companies with similar investment objectives. The Portfolio’s primary custom blended stock index consists of the S&P 500 Index (60%) and the Barclays US Government/Credit Index (40%). The Portfolio’s secondary custom blended index consists of the Russell 3000 Index (45%), the Barclays US Aggregate Index (40%), and the MSCI EAFE Index (15%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising each of the custom blended indexes.

Annual Total Returns

Best Quarter:		Worst Quarter:
13.54%	2nd Quarter of 2009	-14.26%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	13.50%	3.49%	7.44%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	11.57%	3.87%	6.66%
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	11.85%	3.34%	7.20%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Charles M. Shriver, CFA	Vice President and Portfolio Manager	May 2010
AST Investment Services, Inc.		Ken D. Uematsu, CFA	Vice President and Portfolio Manager	January 2009
		Raymond A. Mills, Ph.D., CFA	Vice President and Portfolio Manager	January 2000
		Daniel O. Shackelford, CFA	Vice President and Portfolio Manager	March 1999
		Anna Dopkin, CFA	Vice President and Portfolio Manager	April 2007
		Paul A. Karpers, CFA	Vice President and Portfolio Manager	August 2007
		Michael J. Conelius, CFA	Vice President and Portfolio Manager	June 2010
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Equity Income	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 40% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with 65% of net assets (including any borrowings for investment purposes) in dividend-paying common stocks of well-established companies.

The Portfolio will typically employ a “value” approach in selecting investments. The Portfolio’s research team will seek companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments, the Portfolio generally will look for companies in the aggregate with one or more of the following:

■	an established operating history;
■	above-average dividend yield relative to the S&P 500 Index;
■	low price/earnings ratio relative to the S&P 500 Index;
■	a sound balance sheet and other positive financial characteristics; and
■	low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

Under normal market conditions, substantial dividend income means that the yield on the Portfolio’s securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. While most assets will typically be invested in US common stocks, the Portfolio may invest in foreign stocks in keeping with its objective and policies.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST T. Rowe Price Equity Income Portfolio, formerly the AST AllianceBernstein Core Value Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective October 31, 2011. The performance figures below prior to October 31, 2011 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
19.27%	3rd Quarter of 2009	-22.60%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	17.25%	-1.24%	5.42%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Brian C. Rogers	Chief Investment Officer and Portfolio Manager	October 2011
AST Investment Services Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.

PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.96%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Large-Cap Growth	$98	$306	$531	$1,178
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 63% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
19.97%	2nd Quarter of 2009	-22.64%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	17.58%	4.06%	7.83%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Robert Sharps	Vice President and Portfolio Manager	December 2005
AST Investment Services, Inc.
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.02%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Natural Resources	$104	$325	$563	$1,248
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 58% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies. The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the subadviser's outlook for inflation. When selecting stocks, the subadviser looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
23.08%	2nd Quarter of 2009	-34.03%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	3.62%	-4.53%	11.51%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Lipper Global Natural Resources Index (reflects no deduction for fees, expenses or taxes)	2.38%	-5.69%	11.64%
Lipper (VUF) Natural Resources Index (reflects no deduction for fees, expenses or taxes)	2.01%	-4.00%	11.70%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Timothy E. Parker	Vice President and Portfolio Manager	June 2010
AST Investment Services, Inc.
TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST TEMPLETON GLOBAL BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to provide current income with capital appreciation and growth of income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.98%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Templeton Global Bond (formerly AST T. Rowe Price Global Bond)	$100	$312	$542	$1,201
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 62% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in fixed income securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.
The Portfolio invests predominantly in bonds issued by governments and government agencies located around the world. The Portfolio may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset, or currency of any nation. The Portfolio may invest without limit in developing markets. Under normal market conditions, the Portfolio expects to invest at least 40% of its net assets in foreign securities. In addition, the Portfolio’s assets will be invested in issuers located in at least three countries (including the US). Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.
Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor's (S& P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Portfolio’s investment manager to be of comparable quality. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Portfolio is “non-diversified”, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
For purposes of pursuing its investment goals, the Portfolio regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts and currency swaps. The Portfolio typically holds significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Portfolio’s assets to obligations under these instruments. The Portfolio may also enter into various other transactions involving derivatives, including swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to April 29, 2013 the Portfolio was known as the AST T. Rowe Price Global Bond Portfolio. Effective April 29, 2013 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST T. Rowe Price Global Bond Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Annual Total Returns

Best Quarter:		Worst Quarter:
7.87%	2nd Quarter of 2009	-5.27%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	5.23%	4.85%	5.63%
Index
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)*	1.65%	5.27%	6.04%
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	4.32%	5.44%	5.98%
* Note: the Portfolio no longer utilizes the Barclays Global Aggregate Bond Index for performance comparisons, and instead uses the Citigroup World Government Bond Index, because the Portfolio changed subadvisers effective as of April 29, 2013 and the Citigroup World Government Bond Index is more reflective of the subadviser’s management of the Portfolio.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Franklin Advisers, Inc.	Michael Hasenstab, Ph.D.	Senior Vice President, Portfolio Manager	April 2013
AST Investment Services, Inc.		Canyon Chan, CFA	Senior Vice President and Portfolio Manager	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.

PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.15%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Wellington Management Hedged Equity	$117	$365	$633	$1,398
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 54% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that will generate attractive total returns over a full market cycle with significant downside equity market protection.

The Portfolio utilizes a select spectrum of the Portfolio’s subadviser’s equity investment strategies. Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Correlation Risk. The effectiveness of the Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Options Risk. The value of the Portfolio’s index options will fluctuate with the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit potential gains. The Portfolio’s option overlay strategy may not reduce the Portfolio’s volatility to the extent desired if, among other things, unusual market conditions or the lack of a ready market for an option reduce the effectiveness of the strategy. The Portfolio may reduce its holdings of put options, which will result in an increased exposure to a market decline, and risks losing all or part of the cash paid for purchasing index put options.

Option Cash Flow Risk. The Portfolio intends to use the net index option premiums it receives from selling index call and index put options to lessen the costs of purchasing index put options. The premiums to be received by the Portfolio may, however, vary widely and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Small and Medium Company Risk. Shares of common stock of small and medium-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as these companies generally experience higher growth and failure rates, and typically have less access to capital, more limited product lines, and more inexperienced management. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index consisting of the Russell 3000 Index (50%) and MSCI EAFE Index (20%), and the Bank of America Merrill Lynch 90-Day Treasury Index (30%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST Wellington Management Hedged Equity Portfolio, formerly the AST Aggressive Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective May 1, 2011. The performance figures below prior to May 1, 2011 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
17.30%	2nd Quarter of 2009	-23.07%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	11.01%	-1.87%	2.05%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.78%	1.04%	3.75%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Wellington Management Company, LLP	Kent M. Stahl, CFA	Senior VP & Director of Investments & Risk Management	April 2011
AST Investment Services, Inc.		Gregg R. Thomas, CFA	VP & Director of Risk Management	April 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.79%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Western Asset Core Plus Bond	$81	$252	$439	$978
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 302% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in debt and fixed income securities.
The target dollar weighted average effective duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the dollar weighted average effective duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's dollar weighted average effective duration may fall outside of its expected dollar weighted average effective duration range due to market movements. If this happens, the Portfolio's subadvisers will take action to bring the Portfolio's dollar weighted average effective duration back within its expected dollar weighted average effective duration range within a reasonable period of time. Duration refers to the range within which the dollar weighted average effective duration of a Portfolio is expected to fluctuate.

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
5.55%	3rd Quarter of 2009	-3.74%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (11/19/07)
Portfolio	7.86%	5.46%	5.33%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.90%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Western Asset Management Company Western Asset Management Company Limited	Stephen A. Walsh	Co-Chief Investment Officer	November 2007
AST Investment Services, Inc.		Carl L. Eichstaedt	Portfolio Manager	November 2007
		Mark S. Lindbloom	Portfolio Manager	November 2007
		Michael C. Buchanan	Head of Global Credits	November 2007
		Keith J. Gardner	Head of Developing Markets	August 2010

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%*^
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.06%*^
Total Annual Portfolio Operating Expenses	1.00%
Fee Waiver or Expense Reimbursement +	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement +	0.95%
+ Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive 0.05% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
^ Management fees and other expenses are calculated based on actual Portfolio assets as of December 31, 2012, and not average net Portfolio assets as of December 31, 2012.
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Western Asset Emerging Markets Debt	$97	$313	$548	$1,220
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 6% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal circumstances, at least 80% of the Portfolio's assets are invested in fixed income securities issued by governments, government related entities and corporations located in emerging markets, and related instruments. The Portfolio: (i) will normally invest in issuers located in no less than three emerging market countries; (ii) may invest without limit in high yield debt securities and related investments; and (iii) may invest up to 50% of its assets in non-US dollar denominated fixed income securities.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio may hold a larger position in a single issuer than a diversified portfolio. As a result, the Portfolio’s performance may be more adversely affected by relatively few securities or issuers.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Western Asset Management Company Western Asset Management Company Limited	Stephen A. Walsh	Co-Chief Investment Officer	August 2012
AST Investment Services, Inc.		Keith J. Gardner	Head of Developing Markets	August 2012
		Matthew C. Duda	Portfolio Manager	August 2012
		S. Kenneth Leech	Co- Chief Investment Officer	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE FUND
About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. With respect to AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, PI serves as the sole investment manager. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI (together, the Investment Managers) have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, each Subadviser and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.
The Fund offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). Shares of the Fund may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Fund (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.

A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.

In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST Academic Strategies Asset Allocation Portfolio
Investment Objective: long-term capital appreciation.
Principal Investment Policies

The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. Those percentages are subject to change by the Portfolio’s Investment Managers and Quantitative Management Associates LLC (QMA).
The overall asset allocation strategy for the Portfolio is determined by QMA and the Investment Managers in consultation with a consultant that has been retained by the Investment Managers. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

Traditional Asset Classes
US Large-Cap Equity	■ Growth ■ Value ■ Core
US Mid-Cap Equity	■ Growth ■ Value
US Small-Cap Equity	■ Growth ■ Value
International Equity	■ Developed Markets Growth ■ Developed Markets Value ■ Emerging Markets
Fixed income	■ US Investment Grade ■ US High-Yield ■ International (Hedged) ■ Emerging Markets
Non-Traditional Asset Classes
Real Estate	■ US Real Estate ■ International Real Estate
Real Return*	■ Commodities ■ Inflation-Indexed Securities ■ Global Infrastructure
Alternative	■ Long/Short Market-Neutral ■ Global Macro ■ Hedge Fund Replication ■ Diversified Arbitrage ■ Currency ■ Overlay ■ Long/Short Equity ■ Distressed Debt ■ Private Equity

* Real return means the annual percentage return on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.

The Investment Managers uses academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers then review the proposed strategic allocation. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Portfolios that are consistent with the Portfolio's then-current asset allocation. PI also seeks to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio invests approximately 65% of its assets in Underlying Portfolios, primarily other portfolios of the Fund. The Subadvisers directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

PI monitors the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returns-based analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also meet periodically. QMA and the Investment Managers seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Portfolios, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations are adopted is determined solely by the Investment Managers and QMA.

As set forth above, the Portfolio invests a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Fund. The Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments).

Investments in Traditional Asset Classes. With the exception of the International Fixed income (Hedged) and Emerging Markets investment categories within the Fixed income asset class, exposure to all of the remaining traditional investment categories is generally obtained through investments in Underlying Portfolios that are portfolios of the Fund. Pacific Investment Management Company LLC (PIMCO) will serve as the Subadviser to the International Fixed income (Hedged) and Western Asset Management Company / Western Asset Management Company Limited will serve as Subadvisers to the Emerging Markets investment categories.

UNDERLYING PORTFOLIOS. The principal investments of the Underlying Portfolios that are currently used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Portfolios from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio.

Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large-Cap Equity Growth
AST T. Rowe Price Large-Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality US companies	Domestic Large-Cap Equity Growth
AST QMA US Equity Alpha	The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of US issuers.	Domestic Large-Cap Equity Core
AST Goldman Sachs Large-Cap Value	The Portfolio seeks to achieve its investment objective by investing in value opportunities that Goldman Sachs Asset Management, L.P. (GSAM), defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (Net Assets) in a diversified portfolio of equity investments in large-cap US issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000 Value Index at the time of investment.	Domestic Large-Cap Equity Value
AST Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large-Cap Equity Value
AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small-Cap Equity Growth

Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small-Cap Equity Value
AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value
AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST PIMCO Total Return Bond	Invests primarily in fixed income securities of varying maturities	Domestic Investment Grade Fixed income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed income and debt securities of various maturities	Domestic Investment Grade Fixed income
AST PIMCO Limited Maturity Bond	Invests primarily in fixed income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.	Domestic Investment Grade Fixed income
AST High Yield	Invests primarily in fixed income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
Prudential Core Taxable Money Market Fund	Invests primarily in short-term money market instruments issued by the US Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or governments	Money Market
INTERNATIONAL FIXED INCOME (HEDGED) (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this sleeve in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The sleeve normally limits its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 20% of its total assets. PIMCO selects the sleeve's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade, and current account balances. The average portfolio duration of this sleeve normally varies within two years (plus or minus), as calculated by PIMCO, of the duration of the J.P. Morgan GBI Global ex-US Index Hedged in USD, which as of June 30, 2012 was 7.67 years. The sleeve invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B). The sleeve may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. For purposes of this sleeve, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. PIMCO may concentrate the assets attributable to this sleeve in a relatively small number of issuers. Also, PIMCO may invest up to 10% of the total assets attributable to this sleeve in preferred stocks.
EMERGING MARKETS FIXED INCOME (WESTERN ASSET MANAGEMENT COMPANY / WESTERN ASSET MANAGEMENT COMPANY LTD). Western Asset Management Company and Western Asset Management Company Limited (Western Asset) invests, under normal circumstances, at least 80% of the assets attributable to this investment category in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. Western Asset may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by Western Asset. Below investment grade securities are commonly referred to as “junk bonds.” Western Asset also may invest up to 50% of the assets attributable to this investment category in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The Western Asset Subadvisers' portfolio managers normally will invest in at least three emerging market countries, which are countries that, at the time of investment, are either: (i) represented in the J.P. Morgan Emerging Markets Bond Index Global, the J.P. Morgan Corporate Emerging Bond Index Broad, or the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified; (ii) categorized by the World Bank in its annual categorization of national incomes as low- or middle-income; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but not an OECD member.
Instead of investing directly in particular securities, Western Asset may use instruments such as derivatives and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. Western Asset may use one or more types of these instruments without limit and may also engage in a variety of transactions using derivatives in order to change the investment characteristics of portfolio securities (such as shortening or lengthening duration) and for other purposes.
Investments in Non-Traditional Asset Classes. With the exception of the US Real Estate and International Real Estate investment categories within the Real Estate asset class, exposure to the remaining non-traditional investment categories is obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Portfolios from time to time may be added to, or removed from, the Portfolio's list of available investment options.
REAL ESTATE. Exposure to the US real estate and international real estate investment categories is obtained through investments in the AST Cohen & Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively. The principal investments of these Underlying Portfolios are described below.

Underlying Portfolio	Principal Investments	Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate
The Investment Managers have retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.

Subadvisers	Investment Categories and Strategies
CoreCommodity Management, LLC (CoreCommodity)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed income (Hedged)
Western Asset Management Company/ Western Asset Management Company Limited	Emerging Markets Fixed income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
First Quadrant, L.P.	Global Macro
First Quadrant, L.P.	Currency
AlphaSimplex Group LLC	Hedge Fund Replication
AQR Capital Management, LLC & CNH Partners, LLC	Diversified Arbitrage
J.P. Morgan Investment Management, Inc. (J.P. Morgan)	Long/Short Market Neutral
COMMODITIES (CoreCommodity). The CoreCommodity strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of traditional commodity benchmark indexes. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise the benchmark indexes, and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in the benchmark indexes.

INFLATION-INDEXED SECURITIES (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the US government and non-US governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The US Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings are measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital US TIPS Index is calculated using the same conversion factors. The effective duration of the assets attributable to this investment category normally varies within three years (plus or minus) of the duration of the Barclays Capital US TIPS Index.
PIMCO invests the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in US dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO normally limits the foreign currency exposure (from non-US dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

PIMCO may invest all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.
GLOBAL INFRASTRUCTURE (JENNISON). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water. While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.
LONG/SHORT MARKET NEUTRAL (QMA). QMA's Long/Short Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks. In general, this investment strategy has long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.
GLOBAL MACRO (FIRST QUADRANT). This is a global macro strategy that seeks to add value through a risk controlled, disciplined, active quantitative investment process. The strategy invests in five independent alpha categories (comprised of numerous uncorrelated strategies) that are long/short and span a wide variety of asset classes. Global Macro tactically allocates risk between the different categories of the strategy to take advantage of inefficiencies when there is the greatest opportunity for gains.
The five alpha-categories are:
■	Global Asset Class Selection
■	Stock Country Selection
■	Bond Country Selection
■	Currency Selection
■	Volatility Management

HEDGE FUND REPLICATION (ALPHASIMPLEX). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically makes extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds.
AlphaSimplex seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed income securities (including US and non-US government securities), currencies and commodities. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. AlphaSimplex will have great flexibility to allocate the strategy's derivatives exposure among various securities, indices, currencies, commodities and other instruments, and the amount of the assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. Whereas AlphaSimplex does not invest directly in hedge funds, it may invest in non-US securities and instruments and securities and instruments traded outside the United States and expects to engage in non-US currency transactions.

AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return. As a temporary defensive measure, AlphaSimplex may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities and take other defensive positions as it deems appropriate. AlphaSimplex may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
DIVERSIFIED ARBITRAGE (AQR AND CNH). The diversified arbitrage sleeve invests in a diversified portfolio of arbitrage and alternative investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage or alternative investment strategies described more fully below. CNH tactically allocates the sleeve's assets across alternative investment strategies with desirable anticipated returns based on market conditions.

CNH employs hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and alternative strategies; (ii) keeping the overall volatility of the sleeve's net assets low; and (iii) maintaining a low correlation with the overall equity market. The diversified arbitrage sleeve also engages extensively in short sales of securities. When the diversified arbitrage sleeve sells a security short, it borrows the security from a third party and sells it at the then current market price. The diversified arbitrage sleeve is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the diversified arbitrage sleeve generally buys securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.

In order to pursue the investment strategies included herein, the diversified arbitrage sleeve invests in a diversified portfolio of instruments, including equity, convertible or corporate debt securities, loans, warrants, options, swaps, futures contracts, forward or other types of derivative instruments. The diversified arbitrage sleeve has no policy with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage opportunities (or lack thereof) and the level of merger activity, the diversified arbitrage sleeve may temporarily invest a substantial portion of its assets in cash or cash-equivalent securities. The diversified arbitrage sleeve may employ additional alternative investment strategies as they arise.

Merger Arbitrage: When engaging in merger arbitrage, CNH buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, CNH may seek to hedge the exposure to the acquirer by shorting the stock of the acquiring company.
■	Merger arbitrage investments are based on the premise that when a merger or similar deal between two companies is announced, the stock price of the target generally increases substantially as a result of the premium offered by the acquirer, but trades at a small discount to the consideration offered by the acquirer until the deal closes.
■	While most corporate deals close successfully, many investors holding a target company's shares may choose to sell them before closing to avoid the possibility of a significant loss in value if the transaction fails to close.
■	The discount in the value of the target company's stock reflects the tension between (i) the likelihood of a completed transaction paying a certain amount of consideration for a target's shares and (ii) the willingness of holders of the target's stock to sell their stock at a discount prior to closing to lock-in gains and avoid the risk of a significant loss in value of the target's stock if the transaction does not close.
The diversified arbitrage sleeve invests in stocks of target companies in potential merger transactions based on CNH's expected risk-adjusted return for the arbitrage transaction. In most cases, the diversified arbitrage sleeve buys the target's stock soon after the announcement of the merger transaction and in most cases will hold the stock until the deal is completed. While the diversified arbitrage sleeve usually invests in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, American Depository Receipts, options, and bonds. The diversified arbitrage sleeve generally invests in target firms located in the United States, but may also invest in target firms located in other countries if circumstances warrant.
Convertible Arbitrage: When employing a convertible arbitrage strategy, CNH invests in Convertible Securities that are trading at discounts to their fundamental values (according to proprietary models) and attempts to mitigate the various risks associated with investing in the Convertible securities.
■	A Convertible Security is a debenture or a preferred security that the holder may exchange for common stock at a pre-specified conversion rate. Because of the option to convert the security into common stock, the convertible security pays a lower coupon or preferred dividend than a comparable non-convertible debt or preferred stock issued by the company.
■	Convertible Securities are a substantial source of capital for many companies, especially those with highly uncertain cash flows and immediate funding needs. Convertible securities are usually sold by issuing companies at discounts to their fundamental values. Because of their limited liquidity, they often trade at a discounts in the secondary market.
■	Convertible arbitrageurs (such as the diversified arbitrage sleeve) are the primary participants in the Convertible Securities market, and typically buy the Convertible Security and seek to mitigate the various risks associated with the security (i.e., equity risk, credit risk, and interest rate risk) by using various hedging strategies. For example, equity risk may be hedged by shorting the stock of the issuer in an amount based on the sensitivity of the Convertible Security's price to changes in the issuer's stock price.

In most cases, the holding period for an investment by the diversified arbitrage sleeve in a convertible arbitrage trade is longer than a year, and could be several years for some investments. The diversified arbitrage sleeve generally holds Convertible Securities of domestic issuers, but may purchase Convertible Securities of foreign issuers if circumstances warrant.
Other arbitrage strategies: CNH also may employ other arbitrage strategies, such as “when-issued trading” arbitrage, “stub-trading” arbitrage, “dual-class” arbitrage and “ closed-end fund” arbitrage.
■	When-issued arbitrage takes advantage of inefficiencies in the prices at which a parent's and subsidiary's stock are trading on a “when-issued” basis. When-issued opportunities typically occur immediately prior to the separation of a parent and subsidiary (i.e. spin-off, carve-out, spit-off).
■	Stub-trading arbitrage takes advantage of inefficiencies in the prices at which the stocks of a publicly traded parent corporation and its publicly traded subsidiary are trading.
■	Dual-class arbitrage takes advantage of inefficiencies in the prices at which different classes of a publicly traded company's stock are trading.
■	Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels. In general, the diversified arbitrage sleeve does not invest in closed-end funds with the intention of forcing a conversion into an open-end fund format.
The diversified arbitrage sleeve may employ additional arbitrage strategies as they arise.
Other Types of Alternative Investment Strategies used by Arbitrage Subadvisers: CNH also pursues other, non-arbitrage “alternative” investment strategies as it sees market opportunities to do so. For example, the diversified arbitrage sleeve expects to invest in “price pressure” trades, credit or distressed investments (short-term debt, distressed securities and straight debt), “SPACs” (Special Purpose Acquisition Corporations), “ PIPEs” (Private Investments in Public Equities), IPOs (Initial Public Offerings), SEOs (Seasoned Equity Offerings), warrants and spin-offs.
When the diversified arbitrage sleeve enters into “price pressure” trades, it seeks to profit from situations in which concentrated buying or selling of securities by a particular group of investors overwhelms regular trading causing a temporary price dislocation. The diversified arbitrage sleeve buys securities subject to price pressure and hedges these purchases by shorting market indices or comparable securities.
Credit investments are made in convertibles, straight debt and loans of firms which offer attractive risk-adjusted returns on a hedged basis, typically around event-induced capital flows, and distressed investments are made in securities, equities, convertibles, straight debt and loans of firms that are in or near financial distress and which trade at substantial discounts to fundamental values.
PIPEs involve the direct purchase of a security from a publicly-traded firm in a private placement. The securities include equities, convertibles, debentures, and warrants. Trading in PIPE securities are often restricted for a pre-specified period before they can be resold in secondary markets.
Initial Public Offerings involve the purchase of a newly listed common stock in an underwritten offering. These are fundamental investments that CNH deems to be attractively priced.
Seasoned equity offerings involve the purchase of common stock of a listed company in an underwritten offering. These investments take advantage of the discount at which offerings are priced relative to the stock's market price, as well as the price pressure on the stock caused by a temporary supply-demand imbalance.
Warrants involve the purchase of exchange-traded warrants in US Treasury auctions or on the secondary market. These investments are typically hedged by short sales of the issuer's stock.

Spin-offs occur when the parent company distributes shares in a subsidiary to existing parent shareholders. Many parent shareholders opt to sell the newly traded shares because the spin-off shares do not meet their investing criteria. Because of this selling pressure, spin-off firms typically realize negative returns around the spin-off date. This is often reversed over the subsequent year. The diversified arbitrage sleeve purchases shares in spin-off firms based both on the estimated amount of price pressure selling and on CNH's fundamental valuation. Spin-off positions are hedged via industry ETFs or stock market futures.
CURRENCY (FIRST QUADRANT): The investment objective for the currency sleeve is to seek to maximize return for a prescribed level of risk by making diversified investments in developed market currencies to take advantage of market anomalies. The goal of the mandate is to add value by opportunistically overweighting and underweighting developed market currencies. The risk/return goals are to add approximately 3% annual value added (over cash return).
First Quadrant, the sleeve's subadviser, uses an active currency strategy designed to deliver uncorrelated returns (or alpha) at a prescribed level of risk. First Quadrant's investment process is systematic, fundamentally-based, and seeks to exploit the drivers of relative value of currency markets while taking advantage of influences of both short-term and long-term capital flows, trade flows, and supply/demand pressures.

LONG-SHORT MARKET NEUTRAL (J.P. Morgan) The J.P. Morgan market neutral investment sleeve of the Portfolio takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 Indexes, in an effort to insulate the overall Portfolio's performance from the effects of general stock market movements. J.P. Morgan seeks to take long positions that will appreciate more rapidly than the short positions in rising markets and short positions that will decline faster than the long positions in declining markets.
This investment sleeve of the Portfolio purchases securities that J.P. Morgan believes are undervalued and sells short securities that J.P. Morgan believes are overvalued. The long and short positions are matched on a variety of risk characteristics in an attempt to limit exposure to macroeconomic factors. J.P. Morgan also seeks to balance Portfolio assets invested in each market sector in long and short positions in an attempt to remain sector neutral. In attempting to neutralize market and sector risks, J.P. Morgan emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which this investment sleeve of the Portfolio may invest. This Portfolio segment may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions to hedge various investments, for risk management, and to increase its returns.

In managing the new market neutral investment sleeve of the Portfolio, J.P. Morgan will employ a three-step process that combines research, valuation, and stock selection. The research findings will allow J.P. Morgan to rank the companies according to their relative value. J.P. Morgan believes the greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company will be. The valuation rankings are produced with the help of a variety of models that quantify the J.P. Morgan research team's findings.
This Portfolio segment buys and sells securities according to J.P. Morgan's own policies, using the research and valuation rankings as a guide. In general, the J.P. Morgan team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the J.P. Morgan team often considers a number of other criteria, including:

■	catalysts that could trigger a rise in a stock's price;
■	the effect on the overall risk of the new market neutral investment sleeve of the Portfolio relative to its benchmark index; and
■	temporary mispricings caused by market overreactions.

OVERLAY (QMA). Up to approximately 10% of the Portfolio's net assets are allocated to the Overlay investment category subadvised by QMA. Up to approximately 50% of the assets attributable to this investment category are used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA analyzes the publicly available holdings of the Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed income, and non-traditional assets. As such, this portion of the Overlay investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, ETFs, options, and swap agreements thereon to provide liquid exposure to their respective equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

Exposure to some or all of the remaining non-traditional investment categories and strategies is obtained through investments in Underlying Portfolios other than portfolios of the Fund. A general description of Underlying Portfolios that pursue these types of investment strategies is provided below. The Investment Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies. The Fund may, with Board approval, enter into or amend agreements with unaffiliated Subadvisers without shareholder approval pursuant to an exemptive order received by the Investment Managers and the Fund.
LONG/SHORT EQUITY. Long/short equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

DISTRESSED DEBT. Event driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The Managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.

PRIVATE EQUITY. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.

Investments in Underlying Portfolios. Under normal conditions, the Portfolio invests approximately 65% of its assets in Underlying Portfolios that are portfolios of the Fund. An additional portion of the Portfolio's may be invested in Underlying Portfolios (either portfolios of the Fund or other portfolios) to the extent the Investment Managers and QMA would like to gain exposure to certain asset classes or Investment Strategies but the investment managers have not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.

Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets are generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.

	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternative Investments	5%	15%	25%

AST Advanced Strategies Portfolio

Investment Objective: a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Principal Investment Policies and Risks:
General. QMA allocates the net assets of the Portfolio across different investment categories and different Subadvisers. QMA also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.
QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by QMA periodically and may be altered or adjusted by QMA without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or Fitch Ratings Ltd., or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest.

Overall, the Portfolio pursues a combination of traditional and non-traditional investment strategies. The approximate allocation across the various investment categories, sub-categories, and investment advisers is as follows:

Investment Category	Investment Sub-Category	Traditional or Non- Traditional	Subadviser or Underlying Trust Portfolio	Approximate Allocation of Portfolio Assets
US Small-Cap Growth	N/A	Traditional	AST Small-Cap Growth	0.75%
US Small-Cap Growth	N/A	Traditional	AST Federated Aggressive Growth	0.75%
US Small-Cap Value	N/A	Traditional	AST Small-Cap Value	1.05%
US Small-Cap Value	N/A	Traditional	AST Goldman Sachs Small-Cap Value	0.35%
US Large-Cap Growth	N/A	Traditional	Marsico Capital Management LLC	15.90%
US Large-Cap Value	N/A	Traditional	T. Rowe Price Associates, Inc.	15.60%

Investment Category	Investment Sub-Category	Traditional or Non- Traditional	Subadviser or Underlying Trust Portfolio	Approximate Allocation of Portfolio Assets
International Growth	N/A	Traditional	William Blair & Company LLC	8.60%
International Value	N/A	Traditional	LSV Asset Management	8.60%
US Fixed income	N/A	Traditional	Pacific Investment Management Company LLC (PIMCO)	12.90%
Hedged International Bond	Developed Markets	Traditional	PIMCO	8.60%
	Emerging Markets	Traditional	PIMCO	4.30%
Advanced Strategies I	Commodity Real Return	Non-Traditional	PIMCO	2.90%
	TIPS Real Return	Non-Traditional	PIMCO	2.80%
	Real Estate Real Return	Non-Traditional	PIMCO	2.90%

Advanced Strategies II	N/A	Non-Traditional	QMA	14.00%
The asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, hedged international bond, real return and exchange-traded fund investment strategies. The Portfolio uses derivative instruments to gain exposure to certain commodity and real estate related indices along with high yield bonds (also referred to as “junk” bonds) in connection with these investment strategies. The asset allocations described above are subject to change at any time without notice at the sole discretion of the Portfolio’s Investment Managers.

Description of Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the applicable Subadvisers pursue traditional investment strategies are the following:

■	US Large-Cap Growth;
■	US Large-Cap Value;
■	US Small-Cap;

■	International Growth;
■	International Value;

■	US Fixed income; and

■	Hedged International Bond
Brief descriptions of the investment strategies used by the Subadvisers are set forth below:

US Large-Cap Growth (Marsico). Marsico invests primarily in the common stocks of large US companies (typically companies that have a market capitalization in the range of $5 billion or more) that are selected for their growth potential. Marsico will normally hold a core position of between 35 and 50 common stocks. Marsico also invests up to 15% of the assets attributable to this investment category in foreign securities, which are those securities denominated in a foreign currency. American Depositary Receipts (ADRs) may be purchased for the Portfolio and will not be considered foreign securities for the purposes of the 15% limitation stated above.

In selecting investments for the Portfolio, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. Marisco may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “ top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.
In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.
As part of this fundamental, “ bottom-up” research, Marsico may visit with a company's management and conduct other research to gain thorough knowledge of the company. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
The core investments of the Portfolio (i.e., the primary investments held by the Portfolio over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

Marsico may reduce or sell the Portfolio's investments in securities if, in the opinion of Marsico, a security's fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to Marsico's estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere, or for other reasons.
US Large-Cap Value (T. Rowe Price). T. Rowe Price invests primarily in common stocks of large US companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price also may invest up to 10% of the assets attributable to this investment category in foreign securities. T. Rowe Price typically employs a “value” approach in selecting investments for the domestic large-cap value portion of the Portfolio. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.
US Small-Cap. QMA also allocates Portfolio assets to the US Small-Cap investment category. The Portfolio achieves exposure to US small-cap equity securities through investments in certain other portfolios of the Fund (the Underlying Small-Cap Portfolios). PI employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Small-Cap Portfolios. The Underlying Small-Cap Portfolios in which the Portfolio currently invests are described briefly below.

Underlying Small-Cap Portfolio	Investment Objective	Principal Investments
AST Small-Cap Growth	Seeks long-term capital growth	Invests at least 80% of the value of its assets in small capitalization companies
AST Federated Aggressive Growth	Seeks capital growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market

Underlying Small-Cap Portfolio	Investment Objective	Principal Investments
AST Small-Cap Value	long-term capital growth	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST Goldman Sachs Small-Cap Value	Seeks long-term capital appreciation	Invests primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace.
International Growth (William Blair). William Blair uses fundamental research to identify stocks of foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.
International Value (LSV). LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued foreign stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.

US Fixed income (PIMCO). Under normal circumstances, PIMCO invests primarily in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration for securities held in this investment category normally varies within two years (plus or minus) of the duration of the Barclays US Aggregate Bond Index, as calculated by PIMCO. PIMCO invests primarily in fixed income securities that are rated investment grade by established rating services but may invest up to 10% of the total assets attributable to this investment category in junk bonds. The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

Hedged International Bond: Developed Markets Sub-category and Emerging Markets Sub-category (PIMCO). The Hedged International Bond investment category contains a Developed Markets sub-category and an Emerging Markets sub-category. PIMCO is responsible for allocating assets between the Developed Markets sub-category and the Emerging Markets sub-category. Emerging markets include those in countries defined as emerging or developing by the World Bank. Remaining markets will be classified as developed markets. In general terms, a security will be considered to be an emerging market security if it is principally traded on the securities markets of an emerging market country, or if the issuer thereof is organized or principally operates in an emerging market country, derives a majority of its income from its operations within an emerging market country, or has the majority of its assets in an emerging market country.

Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets directly managed by PIMCO in an effort to reduce the risk of loss due to fluctuations in currency exchange rates.
PIMCO selects the foreign country and currency compositions for each sub-category based upon its evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration normally varies within two years (plus or minus) of the index duration, as calculated by PIMCO. PIMCO may invest all of the assets attributable to this investment category in non-investment grade fixed income securities, subject to a limit of investing no more than 15% of such total assets in securities rated below B by Moody's or by S&P, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.

Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which PIMCO and PI pursue non-traditional investment strategies include the following:

■	Advanced Strategies
■	Commodities Real Return sub-category
■	Real Return sub-category
■	Real Estate Real Return sub-category
■	Advanced Strategies II
Brief descriptions of the investment strategies used by PIMCO and PI are set forth below:
Advanced Strategies I: The Advanced Strategies I investment category contains a Commodities Real Return sub-category, a Real Return sub-category, and a Real Estate Real Return sub-category. PI directs PIMCO how to allocate assets among the Commodities Real Return sub-category, the Real Return sub-category, and the Real Estate Real Return sub-category based upon PI's own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors.

The average portfolio duration for securities held in this investment category normally varies within three years (plus or minus) of the real duration of the Barclays US TIPS Index. For these purposes, in calculating the average portfolio duration for this investment category, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The assets attributable to this investment category may be invested in a limited number of issuers. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.
Advanced Strategies I: Commodities Real Return Sub-category (PIMCO). Rather than invest directly in physical commodities, PIMCO employs an “enhanced-index” strategy for this sub-category. Specifically, PIMCO uses commodity-index-linked derivative instruments, such as commodity swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones AIG Commodity Total Return Index, a widely followed measure of commodity prices. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other fixed income instruments, including derivative fixed income instruments. Inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. The Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
Advanced Strategies I: Real Return Sub-category (PIMCO). This sub-category focuses primarily on investments in US Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this sub-category begins with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis helps set the basic sub-category parameters, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO focuses on duration management to manage yield curve exposure based on the firm's general investment outlook.
Advanced Strategies I: Real Estate Real Return Sub-category (PIMCO). Similar to the investment strategy for the Commodities Real Return sub-category, PIMCO employs an enhanced-index strategy for the Real Estate Real Return sub-category rather than invest directly in REITs. Specifically, PIMCO uses REIT-index-linked derivative instruments, such as REIT swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones - Wilshire REIT Index, a widely followed measure of REIT prices. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other fixed income instruments, including derivative fixed income instruments. As set forth above, inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. PIMCO may invest assets attributable to this sub-category directly in REITs as well.

Advanced Strategies II (QMA). Up to approximately 15% of the Portfolio's net assets may be allocated to the Advanced Strategies II investment category subadvised by QMA. Up to approximately 10% of the assets attributable to this investment category may be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Advanced Strategies Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed income, and non-traditional assets. As such, this portion of the Advanced Strategies II investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, options, and swap agreements thereon to provide liquid exposure to their respective equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.
The Portfolio has an investment policy that prohibits the Portfolio from investing more than 10% of its total assets in other mutual funds, except that the Portfolio may invest, without regard to the 10% limit on mutual fund investments, in: (i) money market funds and fixed income funds for cash management, defensive, temporary, or emergency purposes or for additional portfolio liquidity to satisfy large-scale redemptions and variation margin calls and (ii) ETFs for additional exposure to relevant markets.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies. While a Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest in mortgage-backed and other asset backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Short Sales and Short Sales “ Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.
However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”, and other similarly structured securities.. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
AST AQR EMERGING MARKETS EQUITY Portfolio
Investment Objective: long-term capital appreciation. The investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective.
Principal Investment Policies
The Portfolio will attempt to achieve its investment objective by both overweighting and underweighting securities, countries, and currencies relative to the MSCI Emerging Market Index, using AQR's proprietary quantitative return forecasting models and systematic risk-control methods. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, of issuers: (i) located in emerging market countries or (ii) included as emerging market issuers in one or more broad-based market indices. The Portfolio will invest in companies with a range of market capitalizations, possibly including small cap companies. The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above.

AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.
A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or systematic processes—to generate an investment opinion. AQR's models consider a wide range of indicators—from traditional valuation measures, momentum indicators, and price signals, and terms of trade information. These diverse sets of inputs, combined with AQR's proprietary signal construction methodology, optimization process, and trading technology, are important elements in AQR's investment process. AQR's signals are motivated by fundamental economic insights and AQR believes a systematic implementation of those ideas leads to a better long-term investment process.
AQR believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.
Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries.
Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selection currencies.
In addition to these two main investment signals, AQR may use a number of additional quantitative signals based on AQR's proprietary research. Examples of such signals are evaluating the robustness of financial statements or the soundness of balance sheets for individual companies, or evaluating the economic health of trade partners for making investment decisions for aggregate equity markets or currencies.
AQR views the selection of individual securities, countries, and currencies as three independent decisions. AQR may utilize Depositary Receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments to implement its investment program. These instruments allow AQR to separate security, country, and currency investment decisions, and more efficiently manage their corresponding risks. AQR intends to use some or all of these instruments at all times, in order to implement its investment strategy.
AQR's use of derivative instruments in the Portfolio is intended to result in a more efficient means of gaining market exposure, expressing investment views, and managing risk exposures. AQR will not use derivative instruments to leverage the Portfolio's net exposure to the MSCI Emerging Market Index.
A change in the securities held by the Portfolio is known as “Portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. No portfolio turnover rate is presented for the Portfolio because it is new
Additional Investments & Strategies
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant:
■	American Depositary Receipts
■	Convertible Securities
■	Credit Default Swaps

■	Derivatives
■	Equity Swaps
■	Exchange Traded Funds
■	Foreign Currency Forward Contracts
■	Futures Contracts
■	Global Depositary Receipts
■	Interest Rate Swaps
■	Non-Voting Depositary Receipts
■	Options
■	Short Sales Against-the-Box
■	Swap Options
■	Swaps
■	Temporary Defensive Investments
■	Total Return Swaps
AST AQR LARGE-CAP PORTFOLIO
Investment Objective: long-term capital appreciation.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities, including preferred stocks, warrants, American Depositary Receipts and exchange-traded funds of large-cap companies. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.6 billion and $483 billion as of December 31, 2012). The Portfolio normally is managed by both overweighting and underweighting securities relative to the S&P 500 Index, using proprietary quantitative return forecasting models and systematic risk-control methods.
The Portfolio invests in securities that are included in the S&P 500 Index and may be augmented with additional securities that are deemed to have similar characteristics. From this investment universe, the Portfolio utilizes a disciplined approach that includes both selection of individual stocks within industries and explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.
A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or systematic processes—to generate an investment opinion. The models consider a wide range of indicators—from traditional valuation measures, momentum indicators and price signals, and terms of trade information. These diverse sets of inputs, combined with a proprietary signal construction methodology, optimization process, and trading technology, are important elements in the investment process. Signals are motivated by fundamental economic insights and systematic implementation of those ideas leads to a better long-term investment process.
The Portfolio may invest in financial futures contracts as an efficient means of gaining exposure to the S&P 500 Index. The Portfolio will not invest in financial futures contracts to leverage the Portfolio’s net exposure to the S& P 500 Index.
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 70%-90% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance.
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
Investment Objective: high total return consistent with a moderate level of risk.

Principal Investment Policies:

General. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, US Treasuries and US government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The Portfolio has several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the United States (but in no less than three countries).

The initial allocation across the six Investment Strategies is set forth below:

AST BlackRock Global Strategies Portfolio—Investment Strategies
Investment Strategy	Allocation
US Large-Cap Core Equity	7.5%
Global Equity Focus	20%
Inflation-Linked Bonds	7.5%
CoreActive Investment Grade Bond	20%
US High Yield Bond	15%
Global Tactical Asset Allocation	30%
US LARGE CAP CORE EQUITY. BlackRock invests at least 80% of the assets attributable to this investment strategy in equity securities, primarily common stock, of large cap companies located in the United States that are selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of February 28, 2013, the median market capitalization of companies in the index was $6.1 billion, and the largest company in the index had a market capitalization of $418.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The relevant BlackRock portfolio management team uses a blended investment strategy for this portfolio segment that emphasizes a mix of both growth and value styles and seeks to outperform the Russell 1000® Index. Growth companies are those whose earnings growth potential appears to the BlackRock portfolio managers responsible for implementing this investment strategy to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

In selecting securities from the Russell 1000® Index for this investment strategy, the BlackRock portfolio management team uses a proprietary multi-factor quantitative model to analyze and rank each stock in the universe based on a series of measurable factors, including valuation, accounting, fundamental momentum and investment sentiment. The BlackRock portfolio managers responsible for implementing this investment strategy look for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined-if the BlackRock portfolio management team believes that a company is overvalued, it is not considered as an investment for the Portfolio. After the initial screening is done, BlackRock will rely on fundamental analysis, a method of stock market analysis that concentrates on “fundamental”

information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the US Large Cap Core Equity investment strategy generally does not hold all the stocks from the Russell 1000® Index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, this portion of the Portfolio is not, and does not seek to be, an “index” fund. In seeking to outperform the Russell 1000® Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:

Relative price to earnings and price to book ratios

Stability and quality of earnings

Earnings momentum and growth

Weighted median market capitalization of this portfolio segment

Allocation among the economic sectors of this portfolio segment as compared to the Russell 1000® Index

Weighted individual stocks within the Russell 1000® Index
GLOBAL EQUITY FOCUS. Under normal circumstances, at least 60% of the net assets attributable to this investment strategy are invested in dividend-paying equity securities, primarily common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. Although the assets attributable to the Global Equity Focus investment strategy may be invested in securities of companies of any market capitalization, BlackRock invests primarily in the securities of large capitalization companies. The combination of equity securities is varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. BlackRock may invest the assets attributable to this investment strategy in shares of companies through initial public offerings and “ new issues.”

Under normal circumstances, BlackRock allocates a substantial amount (at least 40% or more-unless market conditions are not deemed favorable by BlackRock, in which case at least 30%) of the total assets attributable to the Global Equity Focus investment strategy in foreign securities. For these purposes, “foreign securities” may include securities of: (i) foreign government issuers; (ii) issuers organized or located outside the US; (iii) issuers which primarily trade in a market located outside the US; and (iv) issuers doing a substantial amount of business outside the US, which BlackRock considers to be companies that derive at least 50% of their revenue or profits from business outside the US or have at least 50% of their sales or assets outside the US The assets attributable to this investment strategy are allocated among various regions and countries, including the United States. For temporary defensive purposes the BlackRock Portfolio may deviate very substantially from this allocation. BlackRock may invest the assets attributable to the Global Equity Focus investment strategy in securities of non-US issuers that are US dollar based or non-US dollar based.
Up to 20% of the total assets attributable to this segment of the Portfolio may be invested in global fixed income securities of any duration or maturity, including corporate bonds, US Government debt securities, non-US Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). BlackRock makes such investments in fixed income securities on an opportunistic basis.
There are no geographic limits and no specific policies with respect to the number of different countries in which the assets of this Portfolio segment are invested. The assets attributable to the Global Equity Focus investment strategy may be invested in both developed and emerging markets. BlackRock may emphasize foreign securities when it expects these investments to outperform US securities.

BlackRock may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase returns or to hedge (or protect) the value of the Portfolio's assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. BlackRock may enter into currency transactions on a hedged or unhedged basis in order to seek total return. BlackRock may, when consistent with the Portfolio's investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. BlackRock may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the assets of the Portfolio.
The investment process used by the relevant BlackRock portfolio management team seeks to identify and exploit diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. In addition to the BlackRock portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify stocks with the following characteristics: (i) sustainable business model; (ii) strong financial position; and (iii) above average dividends.

INFLATION-LINKED BONDS. Under normal circumstances, BlackRock invests at least 80% of the assets attributable to this investment strategy in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations. The US Treasury uses the Consumer Price Index for Urban Consumers as its inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Maturity is the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. The value of a bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
This portfolio segment generally maintains an average portfolio duration that is within ±20% of the duration of the Barclays Global Real US TIPS Index. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
BlackRock may invest up to 20% of the assets attributable to this investment category in non-investment grade bonds (also referred to as junk bonds or high yield bonds) or securities of emerging market issuers. Non-investment grade bonds acquired by this segment of the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services (S&P) or Ba or lower by Moody's Investors Service, Inc. (Moody's)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.
Up to 20% of the assets attributable to this portfolio segment may be invested in non-dollar denominated securities of non-US issuers. The BlackRock portfolio managers responsible for implementing this investment strategy may invest without limit in US dollar denominated securities of non-US issuers and may concentrate the assets of this portfolio segment in a relatively small number of issuers.

The BlackRock portfolio management team for this portfolio segment may also make investments in residential and commercial mortgage-backed securities and other asset-backed securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions (collectively, derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The BlackRock portfolio management team may also seek to obtain market exposure to the securities in which this portfolio segment primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

COREACTIVE INVESTMENT GRADE BOND. Under normal circumstances, the BlackRock CoreActive Bond strategy seeks to outperform the Barclays US Aggregate Bond Index (the Barclays Index). The Barclays Index includes all major investment grade asset classes within the US fixed income market. The portfolio management team employs a combination of security selection, industry rotation, sector allocation, and duration and yield curve management as part of its effort to outperform the Barclays Index.

The portfolio management team seeks to outperform the Barclays Index through a combination of bottom-up security selection, top-down sector allocation and yield curve management. BlackRock uses proprietary tools to generate expected returns for securities, sectors and the yield curve strategies.
Security Selection. The portfolio management team uses a two-step approach to security selection. The portfolio management team has access to BlackRock's proprietary analysis and reports on more than 700 issuers that make up the investment grade credit universe. This allows the portfolio management team to focus on the issuers that BlackRock believes will generate the highest risk adjusted returns. The portfolio management team uses an advanced proprietary set of tools to select individual corporate bond issuers, which helps its members to select securities for this segment of the Portfolio. The proprietary model helps to facilitate the evaluation of hundreds of issuers on a daily basis and seeks to identify bonds believed to be under- or over-valued by the market. In addition to using the proprietary model, the portfolio management team also employs a qualitative approach to select securities.
Sector Allocation. The CoreActive Bond strategy takes active positions among the major sectors of the investment grade universe. The portfolio management team allocates assets among the various sectors, classified into four broad categories: government bonds, mortgage backed securities (MBS), securitized credit securities, and corporate credit securities. A portion of the assets allocated to the BlackRock CoreActive Bond strategy may be invested in sub-prime mortgage backed securities.
Yield Curve Management. In seeking to outperform the Barclays Index, the portfolio management team manages the level and slope of the yield curve. First, the BlackRock Portfolio seeks to benefit from parallel shifts up or down in yields through duration positioning. Second, the BlackRock portfolio seeks to benefit from any steepening or flattening in the yield curve through management of its yield curve.

Use of Derivatives. Depending on market conditions, this segment of the Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps. This segment of the Portfolio may use derivatives for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays Index. This segment of the Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed income securities.

US HIGH YIELD BOND. This segment of the Portfolio invests primarily in non-investment grade bonds (i.e., bonds rated below the fourth highest rating category of the major rating agencies) with maturities of ten years or less. Non-investment grade bonds are also sometimes referred to as “high yield bonds” or “junk bonds.” These securities generally pay interest at higher interest rates than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such low-rated issuers.

Under normal circumstances, at least 80% of the assets attributable to this investment strategy are invested in “junk bonds.” The high yield securities acquired by BlackRock on behalf of this portfolio segment will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the relevant BlackRock portfolio managers to be of similar quality. The assets of this portfolio segment may, however, be invested in securities of any rating. BlackRock may also invest up to 10% of the assets (measured at the time of investment) attributable to this investment category in distressed securities that are in default or the issuers of which are in bankruptcy when it believes such securities are undervalued. In the event a bond receives a different rating from two or more rating agencies, such bonds, sometimes referred to as “split bonds,” will be considered to have the higher credit rating.

Up to 10% of the assets attributable to this portfolio segment may be invested in non-dollar denominated bonds of issuers located outside of the United States. These non-dollar denominated bond investments may be made on a currency hedged or unhedged basis. The BlackRock portfolio managers responsible for implementing this investment strategy may also invest in non-US and emerging market securities and currencies.
To add additional diversification, the relevant BlackRock portfolio management team may invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-US government and one or more financial institutions. The Portfolio considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). This portfolio segment may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
Basic Value Equity. In selecting securities for the Basic Value Equity investment strategy, BlackRock will emphasize companies that it believes are undervalued. BlackRock may determine that a company is undervalued if its stock price is down because of temporary factors from which it believes the company will recover.
Favorable changes in market prices are believed to be more likely to occur when:
■	Stocks are out of favor;
■	Company earnings are depressed;
■	Price/earnings ratios are relatively low;
■	Investment expectations are limited; and
■	There is no general interest in a security or industry
On the other hand, negative developments are believed to be more likely to occur when:
■	Investment expectations are generally high;

■	Stock prices are advancing or have advanced rapidly;
■	Price/earnings ratios have been inflated; and
■	An industry or security continues to be popular among investors.
A stock’s price/earnings ratio is determined by dividing the price of a stock by its earnings per share. BlackRock believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are believed to be more likely to benefit from favorable but generally unanticipated events. Thus, the Basic Value Equity segment of the Portfolio may invest a large part of its net assets in stocks that have weak research ratings. BlackRock may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if it is determined that the issuer no longer meets the criteria that has been established for the purchase of such securities or if it is believed that there is a more attractive investment opportunity in the same category.

US Large-Cap Growth. The assets attributable to the US Large-Cap Growth segment of the Portfolio will be primarily invested in a diversified portfolio of common stocks of US companies that BlackRock believes have shown above-average growth rates in earnings over the long-term. To a lesser extent, BlackRock may also invest the assets attributable to this Portfolio segment in securities convertible into common stock and rights to subscribe to common stock of these companies. BlackRock will emphasize investments in companies with medium to large market capitalization (currently, approximately $2 billion or more) in managing the US Large-Cap Growth segment of the Portfolio.

Global Multi-Cap Equity. Under normal conditions, at least 75% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio will be invested in global equity securities of any market capitalization, selected for their above-average return potential. Although this Portfolio segment will focus primarily on common stock, BlackRock may also invest Portfolio segment assets in preferred stock and convertible securities. Up to 25% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio may be invested in stocks of issuers in emerging market countries.

BlackRock may invest up to 25% of the total assets attributable to this Portfolio segment in global fixed income securities, including corporate bonds, US government debt securities, non-US government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (also referred to as high yield securities or junk bonds). Such investments will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.
From time to time, Portfolio segment assets may be invested in shares of companies through initial public offerings. BlackRock will invest the assets attributable to the Global Multi-Cap Equity segment of the Portfolio in the securities of non-US issuers that can be US dollar based or non-US dollar based on a hedged or unhedged basis. BlackRock may also enter into currency transactions on behalf of this Portfolio segment on a hedged or unhedged basis in order to seek total return.
Equity Dividend. Under normal circumstances, BlackRock will invest at least 80% of the assets attributable to the Equity Dividend segment of the Portfolio in: (i) equity securities and (ii) dividend paying securities. Although the assets attributable to this Portfolio segment may be invested in securities of companies with any market capitalization, this segment will generally focus on large cap securities. The Equity Dividend investment strategy may also focus on convertible securities and non-convertible preferred stock. BlackRock may also invest up to 25% of the total assets attributable to this Portfolio segment in the securities of foreign issuers from any country. Such securities may be denominated in either US dollars or non-US dollar currencies.

Emerging Markets Opportunities. The Emerging Markets Opportunities investment strategy will provide exposure to the emerging markets countries as represented by the Morgan Stanley Capital International Emerging Markets Index. BlackRock will seek to identify opportunities across the emerging markets and then will overweight and underweighting countries and securities while managing the overall risk to this Portfolio segment.

Fundamental Fixed income. BlackRock will normally invest at least 80% of the assets attributable to the Fundamental Fixed income segment of the Portfolio in bonds and will maintain an average duration that is within ±20% of the duration of the Barclays US Aggregate Bond Index. As of December 31, 2012, the average duration of such index was 4.79 years. BlackRock may invest up to 10% of the assets attributable to this Portfolio segment in non-dollar denominated bonds of issuers located outside of the United States. Such investments in non-dollar denominated bonds may be on a currency hedged or unhedged basis. BlackRock will only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the BlackRock portfolio management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The BlackRock portfolio management team will evaluate sectors of the bond market and individual securities within these sectors. The management team will select bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities, and corporate bonds.

International Bond. BlackRock will use a two-step process in constructing the International Bond segment of the Portfolio. The first step will involve formulating strategies around major macro factors such as country/bloc, currency, and duration exposures. The second step will focus on relative value considerations. Rotation between sectors and sub-sectors, and security selection are key decisions during this stage of the process. BlackRock will evaluate macroeconomic, volatility, and yield curve trends, and technical and fundamental factors to establish a framework for positioning this segment of the Portfolio. Consensus investment themes will also be set for duration, yield curve exposure, convexity, sector/sub-sector weighting, credit quality and liquidity.

Global Tactical Asset Allocation. The Global Tactical Asset Allocation (GTAA) strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA is used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the 1940 Act, as amended. The BlackRock Portfolio’ s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.

Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%

*	As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed income asset classes as well as providing exposure to REITs and Commodities.
Asset Allocation Ranges. As set forth above, the Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-US Equity	5%	20%	30%
US Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed income
Investment Grade Bonds	20%	30%	40%
“Junk” Bonds	5%	15%	25%
Total Fixed income	25%	45%	55%***

REITs	0%	10%	20%

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****

*	Notwithstanding the individual minimum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 5%), Non-US Equity (i.e., 5%), and US Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.
**	Notwithstanding the individual maximum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 35%), Non-US Equity (i.e., 30%), and US Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.
***	Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.
****	Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets.
AST BLACKROCK ISHARES ETF PORTFOLIO
Investment Objective: total return with a moderate level of risk.
Principal Investment Policies:
In seeking to achieve the Portfolio’s investment objective, the Portfolio will attempt to meet its objective through investment in iShares ETFs across global equity and fixed-income asset classes. Employing a tactical investment process, the Portfolio will hold ETFs that invest in a variety of asset classes, including equity and equity-related securities, investment grade debt securities, non-investment grade debt securities, REITs, and commodities. Approximately 45% of the Portfolio’s net assets would be allocated to equity and equity-related ETFs and approximately 55% of the Portfolio’s net assets would be allocated to fixed-income ETFs. The Portfolio intends to operate as a fund-of-funds structure.
The Portfolio will incorporate a global tactical asset allocation strategy that, under normal circumstances, will adjust allocations to asset classes that are deemed to be attractive investments over the short to intermediate term. This strategy will enhance the total return and manage portfolio risk at the aggregate level. The Portfolio will allocate its assets among various regions and countries, including the United States. Derivatives may be used within the strategy.

AST BlackRock Value Portfolio
Investment Objective: maximum growth of capital by investing primarily in the value stocks of larger companies.
Principal Investment Policies:

The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000 Value Index. As of February 28, 2013, the Russell 1000 Value Index had a median market capitalization of approximately $5.5 billion, and the largest company in the index by market capitalization was approximately $418.7 billion. The size of the companies in the Russell 1000 Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000 Value Index, the Portfolio may, but is not required to, sell the securities.
In selecting securities for the Portfolio, BlackRock uses a proprietary multi-factor quantitative model to analyze and rank each stock in the universe based on a series of measurable factors, including valuation, accounting, fundamental momentum and investment sentiment. The factors employed by the model include stock valuation, quality of earnings, and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality, and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined—if it is believed that a company is overvalued, it will not be considered as an investment for the large cap value segment. After the initial screening is completed, BlackRock relies on fundamental analysis, a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value. BlackRock uses both internal and external research to optimize its quantitative model to choose companies that are believed to have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Portfolio generally does not hold all the stocks in Russell 1000 Value Index, and because the Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform the Russell 1000 Value Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:

■	Relative price to earnings and price to book ratios
■	Stability and quality of earnings
■	Earnings momentum and growth
■	Weighted median market capitalization of the large cap value segment of the Portfolio

■	Allocation among the economic sectors of the large cap value segment of the Portfolio as compared to the Russell 1000 Value Index
■	Weighted individual stocks within the Russell 1000 Value Index.
AST Target Maturity Portfolios (each a Target Maturity Portfolio):

■	AST Bond Portfolio 2015
■	AST Bond Portfolio 2016
■	AST Bond Portfolio 2017
■	AST Bond Portfolio 2018
■	AST Bond Portfolio 2019
■	AST Bond Portfolio 2020
■	AST Bond Portfolio 2021
■	AST Bond Portfolio 2022
■	AST Bond Portfolio 2023

■	AST Bond Portfolio 2024

Investment Objectives: the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Investment Grade Bond Portfolio
Investment Objective: to maximize total return, consistent with the preservation of capital and liquidity needs. As set forth above, total return is comprised of current income and capital appreciation.
Principal Investment Policies and Risks of the Target Maturity Portfolios.

Under normal market conditions, each Target Maturity Portfolio invests at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The above-described 80% policy is a non-fundamental investment policy of each Target Maturity Portfolio and may be changed by the Board without shareholder approval. As used in this Prospectus, the term “investable assets” refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Each Target Maturity Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. As a result, each Target Maturity Portfolio's duration and weighted average maturity is different. For example, the AST Bond Portfolio 2021 will have a longer duration and a longer weighted average maturity than the AST Bond Portfolio 2015, the AST Bond Portfolio 2016, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Bond Portfolio 2020. In addition, each Target Maturity Portfolio's duration and weighted average maturity will decline over time as the relevant maturity date approaches. To that end, the Subadviser expects to maintain the duration of each Target Maturity Portfolio within +/– 0.50 years of the secondary benchmark index for that Target Maturity Portfolio. On or about a Target Maturity Portfolio's maturity date, all of the securities held by that Target Maturity Portfolio will be sold and all of the outstanding shares of beneficial interest of that Target Maturity Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the contact owner's variable contract.
The Subadviser currently intends to maintain an overall weighted average credit quality rating of A– or better for each Target Maturity Portfolio. This target overall credit quality for each Target Maturity Portfolio will be based on ratings as of the date of purchase. In the event a Target Maturity Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, the Subadviser will take appropriate action based upon the relevant facts and circumstances.
Investment Policies of the Investment Grade Bond Portfolio

Under normal market conditions, the Investment Grade Bond Portfolio invests at least 80% of its investable assets in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB or higher by S&P, Baa or higher by Moody's, BBB or higher by Fitch or, if unrated, are determined by the subadviser to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed income securities with such ratings. All references in this Prospectus to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. The subadviser currently intends to maintain an overall weighted average credit quality rating of A– or better for the Investment Grade Bond Portfolio. This target overall credit quality for the Investment Grade Bond Portfolio will be based on ratings as of the date of purchase. In the event the Investment Grade Bond Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, the subadviser will take appropriate action based upon the relevant facts and circumstances.
Although the Investment Grade Bond Portfolio may invest in individual bonds of any maturity, the subadviser expects to maintain the Investment Grade Bond Portfolio's duration within +/- 0.50 years of its primary benchmark index (i.e., the Barclays Government/Credit 5-10 Year Index). As of December 31, 2012, the average duration of the Barclays Government/Credit 5-10 Year Index was approximately 6.34 years.

Principal Investments of the Portfolios

General. The Subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. The Subadviser will use qualitative and quantitative analysis to evaluate each bond issue considered for a Portfolio. In selecting portfolio securities for a Portfolio, the subadviser will consider economic conditions and interest rate fundamentals. The Subadviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.
Each Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, each Portfolio emphasizes investments in several different types of securities and financial instruments, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. Each Portfolio also may invest up to 50% of its total assets in US dollar-denominated debt securities issued in the United States by certain foreign issuers (referred to herein as Yankee obligations).
US GOVERNMENT SECURITIES. US Government securities include debt obligations issued by the US Treasury. Treasury securities are all backed by the full faith and credit of the US Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolios may also acquire US Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain US Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

OTHER DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE US GOVERNMENT AND GOVERNMENT-RELATED ENTITIES. Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association (GNMA or Ginnie Mae), the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the US Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the US government or the relevant government sponsored enterprise.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the US Treasury to meet their obligations. Although the US government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
PRIVATELY-ISSUED MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Each Portfolio may also invest in privately issued mortgage-related securities. Privately issued mortgage-related securities are issued by private corporations rather than government agencies or government-sponsored enterprises. Privately issued mortgage-related securities are not guaranteed by US governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by US governmental entities. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. A REMIC is a security issued by a US Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. None of the Portfolios intends to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. An MBS strip may be issued by US governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. Each Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as CDOs and CLOs, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

CORPORATE DEBT OBLIGATIONS. Each Portfolio also may invest in the bonds of corporations. For purposes of this policy, the term “corporations” includes all non-government issuers. Corporate bonds are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. When interest rates rise, the value of corporate bonds can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

DERIVATIVE STRATEGIES. The Subadviser may use various derivative strategies to try to improve each Portfolio's investment returns. The Subadviser may also use hedging techniques to try to protect each Portfolio's assets.
Other Investments and Strategies of the Portfolios. In addition to the principal strategies, The Subadviser also may use the following investments and strategies to try to increase a Portfolio's returns or protect its assets if market conditions warrant.

JUNK BONDS. Each Portfolio may invest up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds).
ZERO COUPON BONDS, PAY-IN-KIND (PIK) AND DEFERRED PAYMENT SECURITIES. Each Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. A Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because each Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.
SHORT SALES. Each Portfolio may make short sales of a security. Each Portfolio also may make short sales “against the box.”

CONVERTIBLE SECURITIES AND PREFERRED STOCK. Each Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. Each Portfolio will sell common stock received upon conversion.
REPURCHASE AGREEMENTS. Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time.
REVERSE REPURCHASE AGREEMENTS. Each Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time.
DOLLAR ROLLS. Each Portfolio may enter into dollar rolls.
BANK LOANS. Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis.

MONEY MARKET INSTRUMENTS. Each Target Maturity Portfolio may invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US government or its agencies. These obligations may be US dollar-denominated or denominated in a foreign currency.

TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.

YANKEE OBLIGATIONS. Each Portfolio may invest up to 50% of its total assets in Yankee obligations. Yankee obligations are US dollar-denominated debt securities of foreign corporations issued in the United States and US dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

ADDITIONAL STRATEGIES. Each Target Maturity Portfolio follows certain policies when it borrows money (each Target Maturity Portfolio can borrow up to 33 1∕3% of the value of its total assets); lends its securities to others (each Target Maturity Portfolio can lend up to 33 1∕3% of the value of its total assets); and holds illiquid securities (each Target Maturity Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Subadviser will seek to maintain an adequate level of portfolio liquidity for each Target Maturity Portfolio, based on all relevant facts and circumstances, with consideration given to a Target Maturity Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Target Maturity Portfolio's net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other portfolio securities. Each Target Maturity Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.

AST CLEARBRIDGE dividend growth Portfolio
Investment Objective: to seek income, capital preservation, and capital appreciation. This investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective.
Principal Investment Policies:
In seeking to achieve the Portfolio's investment objective, the Portfolio invests, under normal circumstances, at least 80% of its net assets in equity or equity-related securities, which ClearBridge believes have the ability to increase dividends over the longer term. ClearBridge normally invests the Portfolio's assets primarily in equity securities. ClearBridge manages the Portfolio to provide exposure to companies that either pay an existing dividend or have the potential to pay and/or significantly grow their dividends. To do so, ClearBridge conducts fundamental research to screen for companies that have attractive dividend yields, a history and potential for positive dividend growth, strong balance sheets, and reasonable valuations. The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above. ClearBridge may invest the Portfolio's assets in US and foreign securities.
A change in the securities held by the Portfolio is known as “Portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of 30-40% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
Additional Investments & Strategies
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant:
■	American Depositary Receipts
■	Convertible Debt and Convertible Preferred Stock
■	Foreign Securities
■	Derivatives
■	Exchange Traded Funds
■	Foreign Currency Forward Contracts
■	Futures Contracts
■	Illiquid Securities
■	Options
■	Private Investments in Public Equity
■	Real Estate Investment Trusts
■	Short Sales and Short Sales ”Against the Box“
■	Temporary Defensive Investments
■	When-Issued and Delayed Delivery Securities

AST Cohen & Steers Realty Portfolio
Investment Objective: to maximize total return through investment in real estate securities.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of:
■	common stocks (including shares in real estate investment trusts),
■	rights or warrants to purchase common stocks,
■	securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and
■	preferred stocks.
Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.
Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Non-Diversified Status. The Portfolio is classified as a ”non-diversified“ investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:
The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

AST Dynamic Asset Allocation Portfolios: (the Dynamic Asset Allocation Portfolios)

■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio

■	AST Defensive Asset Allocation Portfolio

■	AST Preservation Asset Allocation Portfolio
Investment Objective: the highest potential total return consistent with the Portfolio's specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:
Principal Investment Policies:
Each of the Dynamic Asset Allocation Portfolios is a ”fund of funds.“ That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the ”Underlying Portfolios.“ Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Fund and certain money market funds advised by an Investment Managers or one of their affiliates.
Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest US companies based on total market capitalization, which represents approximately 98% of the US equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the SEC. This index generally includes US government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:
■	asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
■	geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
■	investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
■	market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;

■	”off-benchmark“ factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as junk bonds), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Defensive Asset Allocation Portfolio	15% (Generally range from 7.5%-22.5%)	85% (Generally range from 77.5%-92.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)
PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

Other Investments.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in ”securities“ as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in ”securities“ (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not ”securities“ within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

AST Federated Aggressive Growth Portfolio
Investment Objective: capital growth.

Principal Investment Policies:

The Portfolio pursues its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. Small companies are defined as companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's SmallCap 600 Index. Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security is considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities.

The subadvisers' process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. The subadvisers assess individual companies from the perspective of a long-term investor. The subadvisers seek to purchase stocks of companies that they believe are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

Other Investments:

The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. The Portfolio may also ”sell short against the box,“ i.e., the Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation.

The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Portfolio may use derivatives contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, or types of securities in which the Portfolio may invest directly. The Portfolio may also, for example, use derivative contracts to:
■	Obtain premiums from the sale of derivative contracts;
■	Realize gains from trading a derivative contract; or
■	Hedge against potential losses.
There can be no assurance that the Portfolio's use of derivative contracts or hybrid instruments will work as intended.

The Portfolio may also use the following investments and strategies: exchange-traded funds, convertible securities and preferred stock, fixed income securities, foreign exchange contracts, and securities of other investment companies. The Portfolio may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker/dealers, banks or other recognized institutional borrowers to generate additional income. The Portfolio may invest up to 15% of its net assets in illiquid securities. Additionally, in order to secure its obligations in connection with derivative contracts or special transactions, the Portfolio will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Portfolio to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities.

The Portfolio may buy or sell call and put options. The Portfolio may also buy or sell financial futures (such as currency futures, index futures and security futures) as well as currency forward contracts. The Portfolio may also invest in interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

The Portfolio may invest in depositary receipts. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying ADRs are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in US dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying the European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including the currency risks and risks of foreign investing.
AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO
Investment Objective: to maximize total return.
Principal Investment Policies:
In seeking to achieve the Portfolio's investment objective, the subadviser allocates the Portfolio's assets across eight uniquely specialized investment strategies (collectively, the Investment Strategies). The Portfolio has five strategies that invest primarily in equity securities (i.e., the Equity Strategies), two fixed income strategies (i.e., the Broad Market Duration Strategy and the High Yield Bond Strategy), and one strategy designed to provide liquidity (i.e., the Liquidity Strategy). The current expected allocation across the eight Investment Strategies is set forth below:

Strategy	Estimated Percentage of Portfolio Assets
Large Cap Core 130/30 Strategy	26% (May range from 21%-31% under normal circumstances)
Small/Mid Cap Core Strategy	19% (May range from 14%-24% under normal circumstances)
International Value Strategy	7.5% (May range from 3.75%-12.5%* under normal circumstances)
International Growth Strategy	7.5% (May range from 3.75%-12.5%* under normal circumstances)
Broad Market Duration Strategy	25% (May range from 20%-40% under normal circumstances)
Select Emerging Markets Equity Strategy	5% (May range from 2.5%-7.5%* under normal circumstances)
High Yield Bond Strategy	5% (May range from 2.5%-7.5% under normal circumstances)
Liquidity Strategy	5% (May range from 0%-10% under normal circumstances)
*  Notwithstanding the individual maximum exposures for the International Value Strategy (i.e., 12.5%), the International Growth Strategy (i.e., 12.5%), and the Select Emerging Markets Equity Strategy (i.e., 7.5%), the maximum combined exposure to these three investment strategies is 30% of the Portfolio’s net assets.
1. Large Cap Core 130/30 Strategy. The Large Cap Core 130/30 Strategy is a type of long/short equity strategy. This type of strategy involves selling short a portion of the securities or derivative instruments held by the Portfolio and using the proceeds from such short sales, or other borrowings, to purchase additional securities or derivative instruments on a long basis. The ”130“ portion stands for 130% exposure to the long portfolio and the ”30“ portion stands for 30% exposure to the short portfolio. The Large Cap Core 130/30 Strategy is generally sector neutral as compared to the S&P 500 Index and broadly diversified. The subadviser uses a bottom-up, fundamental investment strategy to select long and short candidates.

2. Small/Mid Cap Core Strategy. The subadviser uses a bottom-up, fundamental investment strategy to produce a broadly diversified portfolio of small and mid-cap securities. The Small/Mid Cap Core Strategy is generally sector neutral as compared to the Russell 2500 Index.
3. International Value Strategy. The subadviser uses a value-oriented investment approach to produce a diversified international portfolio. In selecting securities for this strategy, the subadviser focuses on stocks that it believes are inexpensively priced in relation to their earnings power and cash generation capability.
4. International Growth Strategy. The subadviser uses a growth-oriented investment approach to produce a diversified portfolio of large-, medium-, and small-cap companies in Europe, Japan, and the Pacific Basin. In selecting securities for this strategy, the subadviser concentrates on companies with above-average earnings growth combined with attractive relative valuations and companies that possess fundamental strength in technology or business strategy that provide a competitive advantage.

5. Broad Market Duration Strategy. The Broad Market Duration Strategy primarily invests in a full spectrum of US dollar-denominated investment-grade securities and related instruments. These fixed income investments may include fixed income securities, forward contracts or derivatives, such as options, futures contracts, or swap agreements. The subadviser intends for the assets attributable to this strategy to be well diversified across sectors and issuers. To that end, a typical portfolio for this strategy holds approximately 125-150 issuers with an average weighting of 0.5% of relevant assets. The subadviser maintains a duration similar to that of the Barclays Aggregate Bond Index (the Barclays Index). As of December 31, 2012, the average duration of the Barclays Index was approximately 4.79 years. In selecting fixed income investments for this strategy, Pyramis will use bottom-up fundamental analysis, in-depth quantitative and credit research, and sophisticated risk management tools.

6. Select Emerging Markets Equity Strategy. This strategy will seek to provide excess returns relative to the MSCI Emerging Markets® Index (the MSCI Index) while maintaining similar fundamental characteristics. This strategy will seek to combine qualitative stock selection with quantitative position constraints. The available investment universe is initially comprised of emerging markets stocks rated attractive by Pyramis’ fundamental analysts. The strategy will then use a quantitative model to constrain the magnitude of holdings at a country, sector, and stock level relative to the MSCI Index. Under normal circumstances, this strategy will also be market cap neutral as compared to MSCI Index. It is currently expected that Pyramis will not, however, hedge currencies or take top-down allocation positions in managing this strategy.

7. High Yield Bond Strategy. “High yield” securities are debt or fixed income securities rated below “investment grade” (also referred to as junk bonds) that are issued by US or non-US corporations, governments, government agencies, or supranational organizations. Generally, lower rated securities pay higher yields than highly rated securities to compensate investors for the higher risk. This strategy will seek to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high-yield corporate bonds and, to a lesser extent, in bank loans and preferred and convertible securities. In so doing, Pyramis will focus its attention on areas of the market where it believes its resources have the greatest competitive advantage and can add the most value. As a result, Pyramis will emphasize sector valuation and individual security selection in constructing this segment of the Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Portfolio is designed to be well diversified across sectors, capital structure, and issuers.
8. Liquidity Strategy. Typically up 10% of the Portfolio's net assets may be allocated to: index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed income benchmark indices as well as cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Portfolio may also invest in ETFs for additional exposure to relevant markets.
Under normal circumstances, the assets of the Portfolio are allocated across the domestic equity, international equity and fixed income asset classes as set forth below:

■	Percentage of Assets Allocated to Domestic Equities—50% (Approximate Range of 40-60%)
■	Percentage of Assets Allocated to Foreign Equities—20% (Approximate Range of 10-30%)

■	Percentage of Assets Allocated to Domestic & Foreign Fixed income Securities—30% (Approximate Range of 20-40%)

AST First Trust Balanced Target Portfolio
Investment Objective: long-term capital growth balanced by current income.

Principal Investment Policies:

General. The Portfolio allocates its assets across various uniquely specialized investment strategies. Initially, the Portfolio invested in the securities determined by the model based on its investment strategies. On or about the annual security selection date (March 1), the Portfolio establishes both percentage allocations among the various investment strategies and the percentage allocation of each security's position within the investment strategies that invest primarily in equity securities (each, an Equity Strategy and collectively, the Equity Strategies). First Trust reserves the right to over-weight, underweight, or exclude certain companies from the holdings of the Portfolio. The approximate percentage allocations among the various investment strategies at the annual security selection date are as follows:

Investment Strategy	Approximate Allocation
Equity
NYSE® International Target 25	10%
Global Dividend Target 15	15%
Value Line® Target 25	15%
Target Small-Cap	5%
The Dow® Target Dividend	10%
Multi-Cap 80	10%
Total Equity	65%

Fixed income
Dow Jones Income	28% - 35%
US Treasuries	0% - 3.5%
Senior Loans	0% - 3.5%
Total Fixed income	35%
The approximate allocations above do not take into account the potential investment of up to 5% of the Portfolio’s assets in the “liquidity” investment sleeve.

INVESTMENT STRATEGIES FOR THE PORTFOLIO

Dow Jones Income.

In selecting securities for this strategy, First Trust follows an investment strategy that invests in securities identified by applying certain screens to the Dow Jones Equal Weight U.S. Issued Corporate Bond Index. This strategy emphasizes high credit quality, liquidity, diversification, issuer fundamentals, and duration management.
■	Step 1: Begin with the universe of bonds that comprise the Dow Jones Equal Weight U.S. Issued Corporate Bond Index on or about the applicable security selection date. The Dow Jones Equal Weight U.S. Issued Corporate Bond Index identifies bonds with an investment-grade credit rating of no less than Baa3 as rated by Moody's Investors Service (or rated of similar quality by another rating agency).

■	Step 2: For liquidity, eliminate each bond that does not have at least $350 million principal amount in outstanding issuance.
■	Step 3: Eliminate bonds based on proprietary factors including issuer fundamentals and diversification.

■	Step 4: Bonds satisfying the above 3 steps are weighted across multiple sectors and maturity bands of the Dow Jones Equal Weight U.S. Issued Corporate Bond Index.
■	Step 5: Bonds are then selected from the Dow Jones Equal Weight U.S. Issued Corporate Bond Index based on availability and relative value compared to similar quality bonds within the investment grade universe. However, due to poor liquidity or lack of availability, “like” bonds may be selected from the investment grade universe that are not components of the Dow Jones Equal Weight U.S. Issued Corporate Bond Index. “Like” bonds will have similar characteristics to bonds from the Dow Jones Equal Weight U.S. Issued Corporate Bond Index identified by steps 1-4. Accordingly, “like” bonds will have a similar duration, the same or better credit rating, and be from the same issuer or from a different issuer within the same industry as the bonds from the Dow Jones Equal Weight U.S. Issued Corporate Bond Index identified by steps 1-4.
In the event a bond identified by the process described above is exempted from the Dow Jones Equal Weight U.S. Issued Corporate Bond Index, First Trust may continue its investment in such bond or may identify an alternative bond from the Dow Jones Equal Weight U.S. Issued Corporate Bond Index.

Each holding is monitored and evaluated for potential credit downgrades/upgrades and issue-specific business fundamentals, and the Portfolio is monitored for interest rate sensitivity through optimal duration management.

Duration may be managed through the fixed income investment process or by hedging against changes in the market value of fixed income securities through the use of interest rate futures contracts.
NYSE® International Target 25. The NYSE® International Target 25 Strategy gives investors exposure to large foreign value stocks. The equally weighted portfolio selects the 25 stocks with the best overall ranking on certain value factors (price/book and price/cash flow). They are selected from the NYSE International 100 Index®, which is comprised of the largest non-US stocks traded on the New York Stock Exchange.
The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

■	Step 1: Begin with the stocks that comprise the NYSE International 100 Index® on or about the applicable security selection date. The NYSE International 100 Index® consists of the 100 largest non-US stocks trading on the New York Stock Exchange.

■	Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.
■	Step 3: Rank each remaining stock on two equally weighted factors:
— Price to book
— Price to cash flow. Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.
■	Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors. In the event of a tie, the stock with the better price to book ratio is selected.
Global Dividend Target 15.

In selecting stocks for this strategy, First Trust uses a disciplined investment strategy that invests primarily in the common stocks of the companies that are components of the Dow Jones Industrial AverageSM (DJIASM), the Financial Times Industrial Ordinary Share Index (FT Index) and the Hang Seng IndexSM. The DJIASM consists of stocks chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The FT Index is comprised of 30 stocks chosen by the editors of The Financial Times as representative of British industry and commerce. As of January 31, 2013 the Hang Seng Index consisted of 50 stocks listed on the Stock Exchange of Hong Kong Ltd. (the Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities.

This strategy primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIASM, FT Index and Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable security selection date.
Value Line® Target 25.
To select the stocks for this strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness™ as of the close of business on or about the applicable security selection date. Value Line's ranking for Timeliness measures Value Line's view of probable price performance during the next 6 to 12 months based upon long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness™ as of the close of business on or about the applicable security selection date:

■	Step 1: Start with the 100 stocks that Value Line® on or about the security selection date gives its #1 ranking for Timeliness™, Rank each stock from the best (1) to worst (100) on the following factors:
— 12 month price appreciation

—	6 month price appreciation — Return on assets — Price to cash flow

■	Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors. Stocks of companies considered to be financial companies, as defined by S&P’s Global Industry Classification Standard (GICS), and the stocks of companies whose shares are not listed on a US securities exchange are not eligible. In the event of a tie, the stock with the greatest 6-month price appreciation is selected.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the Portfolio on or about the security selection date.
Target Small-Cap.
The Target Small-Cap stocks are stocks with small market capitalizations that have recently exhibited certain positive financial attributes. First Trust selects stocks for this strategy as follows:

■	Step 1: Select the stocks of all US corporations that trade on the New York Stock Exchange (NYSE), the NYSE Amex, or The Nasdaq Stock Market (Nasdaq) (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the close of business on or about the applicable security selection date.

■	Step 2: Select companies that have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.
■	Step 3: Select stocks with positive three-year sales growth.
■	Step 4: From there, select those stocks whose most recent annual earnings (based on the trailing 12 month period) are positive.
■	Step 5: Eliminate any stock whose price has appreciated by more than 75% in the last 12 months.
■	Step 6: Select the 40 stocks with the greatest price appreciation in the last 12 months.
Market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. Securities selected by this strategy will be weighted by market capitalization.

THE DOW® TARGET DIVIDEND. The Dow® Target Dividend Strategy contains some of the most widely traded of the market's highest-yielding stocks. This strategy selects stocks with good value (low price/book) and signs of growth (change in return on assets (ROA)) from the Dow Jones US Select Dividend IndexSM, which consists of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones US Total Market Index, an index representative of the total market for United States equity securities. These factors allow the strategy to select an equally weighted portfolio of high dividend paying value companies that have future growth potential.
This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones US Select Dividend IndexSM with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:
■	Step 1: Rank all 100 stocks contained in the Dow Jones US Select Dividend IndexSM on or about the applicable security selection date (best [1] to worst [100]) by:
— Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals and would receive a higher ranking than a stock with a negative change in return on assets.
— Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

■	Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

Multi-Cap 80. First Trust selects stocks for the Multi-Cap 80 investment strategy as follows:

■	Step 1: Establish the universe of stocks from which the securities for this investment sleeve will be selected. The universe is established by identifying the 3000 largest US stocks and then separating them into large-cap (largest 10%), mid-cap (next 20%), and small-cap (remaining 70%) groups.

■	Step 2: The stocks in each of these three groups are then divided evenly into growth and value by their price-to-book ratios to establish six separate asset classes for the selection of securities for this investment sleeve. With respect to the two small-cap classes, only the 250 largest stocks from each small-cap style with a minimum average daily trading volume of $5,000,000 are included.
■	Step 3: The stocks of the six asset classes are then ranked using a multi-factor model with half of each stock’s ranking based on a risk model (using the factors listed below) and the remaining half of each stock’s ranking based on a value model (using the factors listed below) for the three value classes and a growth model (using the factors listed below) for the three growth classes.Models:
■	Risk: debt to equity, beta, and earnings variability
■	Value: price to book, price to cash flow, return on assets, and 3-month price appreciation
■	Growth: price to sales, price to cash flow, change in return on assets, and 6-month price appreciation
■	Step 4: The best scoring stocks are then selected for this investment sleeve as follows:
■	Large-Cap: 10 growth stocks & 10 value stocks
■	Mid-Cap: 10 growth stocks & 10 value stocks
■	Small-Cap: 20 growth stocks & 20 value stocks

The large-cap growth, large-cap value, mid-cap growth, and mid-cap value groups are each subject to a maximum of two stocks from any one of the ten major market sectors, as determined by S&P’s Global Industry Classification Standard (GICS), while the small-cap growth and small-cap value groups are subject to a maximum of four stocks from any one of the ten major market sectors (GICS). All stocks must meet a minimum average daily trading volume of $5,000,000 to be included in this investment sleeve.

■	Step 5: The six style classes are approximately equally weighted as shown below. Stocks are approximately equally weighted within each style.
■	Large-Cap Growth: 16.67%
■	Large-Cap Value: 16.67%
■	Mid-Cap Growth: 16.67%
■	Mid-Cap Value: 16.67%
■	Small-Cap Growth: 16.67%
■	Small-Cap Value: 16.67%

Senior Loans. Senior loans are business loans made to borrowers that may be US or foreign corporations, partnerships, or other business entities (such entities are referred to herein as Borrowers). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate (LIBOR) or the prime rate as set by the Federal Reserve (Prime Rate). Such senior loans may be rated below investment grade or, if unrated, deemed by First Trust to be the equivalent of below investment grade securities.
Senior loans are typically originated, negotiated, and structured by a US or foreign commercial bank, insurance company, finance company, or other financial institution (the Agent) for a group of loan investors (collectively, Loan Investors). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower’s capital structure or share the senior position with the Borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower’s assets in the event of default. The First Trust Portfolio’s investment in senior loans will usually be made in the form of participations in senior loans (Participations), which are rare, or of assignments of all or a portion of senior loans from the Agent or other Loan Investors (Assignments).

In an Assignment, the Portfolio will typically succeed to all the rights and obligations of the assigning institution and becomes a lender under the loan agreement with respect to that loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the First Trust Portfolio through the purchase of an assignment may differ from, and be more limited than, those held by the assigning institution. Assignments are sold strictly without recourse to the assigning institutions, and the assigning institutions will generally make no representations or warranties to the Fund about the underlying loan, the Borrowers, the documentation of the loans or any collateral securing the loans.
Participations by the Portfolio in a Loan Investor’s portion of a senior loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the First Trust Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. If a Loan Investor that sells a Participation becomes insolvent, the Portfolio may be treated as a general creditor of such Loan Investor. Selling Loan Investors and other persons interposed between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance, and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. The Portfolio intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interposed between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Services or Baa or P-3 or higher by Moody’s Investors Service, Inc. or comparably rated by another nationally recognized rating agency) or determined by First Trust to be of comparable quality.
The Portfolio also may invest in prefunded Letter of Credit (L/C) term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility. The Portfolio may also invest in unfunded contracts, or, delayed draw facilities. Unfunded contracts or delayed draw facilities are commitments by lenders (such as the First Trust Portfolio) to loan an amount in the future or that is due to be contractually funded in the future.
US Treasury Securities. US Treasury securities are backed by the full faith and credit of the US Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolio may also acquire US Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain US Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.
Liquidity Sleeve. Up to approximately 5% of the Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon , and credit default swaps to provide, under normal circumstances, pro rata, liquid exposure to the applicable equity and fixed income benchmark indices or components thereof and (ii) cash, money market equivalents, short-term debt instruments, money market funds, US Treasury securities and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.
Derivative Instruments. The Portfolio may invest in interest rate futures contracts to hedge against changes in interest rates. The Portfolio may also invest in stock index futures contracts and credit default swaps as part of its liquidity sleeve investment strategy.

Asset Class Allocations. The Portfolio will normally invest approximately 65% of its net assets in equity securities and 35% in fixed income securities as of the security selection date. Depending on market conditions on the security selection date, the equity portion may range between 60-70% and the fixed income portion between 30-40%. These asset class allocations do not take into account the potential investment of up to 5% of the Portfolio’s assets in the “liquidity” investment sleeve.
Equity Securities. The Portfolio invests a substantial portion of its assets in equity securities. Eligible equity securities include common stocks, warrants to purchase common stocks, and securities convertible into common stocks (such as convertible bonds and debentures). In addition, the Portfolio may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.
Fixed income Securities. The Portfolio may invest in debt obligations of varying quality, including securities issued or guaranteed by the US Government and its agencies, and debt obligations issued by US companies, foreign companies and foreign governments and their agencies.
OTHER INVESTMENTS AND INVESTMENT STRATEGIES FOR THE PORTFOLIO. In addition to the principal investment strategies outlined above, the Portfolio may invest in the following instruments and use the following investment methods:

■	Common and Preferred Stocks

■	Fixed income Securities

■	Foreign Securities
■	Derivative Instruments
■	Initial Public Offerings
■	Warrants
■	Convertible Securities
■	When-Issued, Delayed-Delivery, or Forward Commitment Transactions
■	Illiquid and Restricted Securities
■	Repurchase Agreements
■	Reverse Repurchase Agreements
■	Temporary Investments· Borrowing
■	Lending Portfolio Securities
■	Short Sales “Against the Box”
■	Senior Loans

Standard & Poor’s and S&P are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”).   The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES US SELECT DIVIDEND INDEXSM are products of S&P Dow Jones Indices LLC and have been licensed for use by First Trust.  The AST First Trust Balanced Target Portfolio (“the Portfolio”) is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES US SELECT DIVIDEND INDEXSM to track general market performance.  S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES US SELECT DIVIDEND INDEXSM is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices.  The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES US SELECT DIVIDEND INDEXSM is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the Portfolio.  S&P Dow Jones Indices has no obligation to take the needs of

First Trust or the owners of Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES US SELECT DIVIDEND INDEXSM.  Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be managed.   S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES US SELECT DIVIDEND INDEXSM will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES US SELECT DIVIDEND INDEXSM OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES US SELECT DIVIDEND INDEXSM OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
“VALUE LINE®,” “THE VALUE LINE INVESTMENT SURVEY” AND “VALUE LINE TIMELINESS RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE PORTFOLIO IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. (“VALUE LINE”). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.
“Value Line Publishing, Inc.'s” (VLPI) only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the System), which is composed by VLPI without regard to First Trust, the Portfolio, the Fund or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Portfolio into consideration in composing the System. The Portfolio results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Portfolio or the timing of the issuance for sale of the Portfolio or in the calculation of the equations by which the Portfolio is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL

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“NYSE®” and “NYSE International 100 Index®” are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The Portfolio, which use a strategy based in part on the NYSE International 100 Index®, are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.
NYSE Group, Inc. has no relationship to the Portfolio or First Trust other than the licensing of NYSE International 100 Index® (the Index) and its registered trademarks for use in connection with the Portfolio.

NYSE Group, Inc. and its affiliates do not:

■	Sponsor, endorse, sell or promote the Portfolio.
■	Recommend that any person invest in the Portfolio or any other securities.
■	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Portfolio.
■	Have any responsibility or liability for the administration, management or marketing of the Portfolio.
■	Consider the needs of the Portfolio or the Contract owners of the Portfolio in determining, composing or calculating the NYSE International 100 Index® or have any obligation to do so.
Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the Portfolio or the Fund. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:
■	The results to be obtained by the Portfolio, the Contract owner of the Portfolio or any other person in connection with the use of the Index and the data included in the Index;

■	The accuracy or completeness of the Index and its data;
■	The merchantability and the fitness for a particular purpose or use of the Index and its data;
■	NYSE Group, Inc. and its affiliates will have no liability for any errors, omissions or interruptions in the Index or its data.
Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the Portfolio or any other third parties.
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
IMPORTANT NOTE: Effective as of April 29, 2013, the Portfolio is generally closed to new investors, other than the AST Franklin Templeton Founding Funds Plus Portfolio.
Investment Objective: The investment objective of the Portfolio is to seek capital appreciation. The secondary investment objective of the Portfolio is to seek income. These primary and secondary investment objectives are not fundamental investment policies for the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies:
The Portfolio will seek to achieve its primary and secondary investment objectives by allocating 33 1/3% of its assets to each of the three subadvisers listed below:
■	Franklin Advisers;
■	Franklin Mutual; and
■	Templeton Global

The investment results of Portfolio assets allocated to the various Franklin Templeton Subadvisers will vary over time. Because of this, the Portfolio’s Investment Managers will monitor those allocations and will seek to rebalance them when they are more than three percent above or three percent below the goal of equal allocations to each of the three Franklin Templeton Subadvisers. Whenever possible, cash flows will be used to adjust allocations among the Franklin Templeton Subadvisers.

Franklin Advisers Segment
General. Under normal market conditions, this segment of the Portfolio will invest in a diversified portfolio of debt and equity securities. This Portfolio segment may shift its investments from one asset class to another based on Franklin Advisers' analysis of the best opportunities in a given market. The equity securities in which this segment of the Portfolio invests will consist primarily of common stock.

Franklin Advisers will seek income on behalf of this Portfolio segment by selecting investments such as corporate, foreign and US Treasury bonds, as well as stocks with dividend yields that Franklin Advisers believes are attractive. In its search for growth opportunities, Franklin Advisers will attempt to maintain the flexibility, based on economic conditions, to invest in common stocks of companies from a variety of sectors but from time to time, based on economic conditions, this Portfolio segment may have significant investments in particular sectors.
Investments in Debt Securities, Including Junk Bonds and Defaulted Securities.  Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and asset-backed securities, debentures, and shorter term instruments. Up to 100% of the total assets attributable to this segment of the Portfolio may be invested in debt securities that are rated below investment grade (sometimes called junk bonds), including a portion in defaulted securities. Securities rated in the top four ratings categories by an independent rating organization such as Standard & Poor's Ratings Services (S&P®), Moody's Investors Service (Moody's), or Fitch are considered investment grade, along with unrated securities considered to be of comparable quality by Franklin Advisers. Securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch are considered to be below investment grade, along with unrated securities considered to be of comparable quality by Franklin Advisers. The percentage of net assets attributable to this Portfolio segment invested in defaulted securities or junk bonds may vary substantially over time. This segment of the Portfolio may invest in convertible securities without regard to the ratings assigned by ratings services. If, subsequent to its purchase a security is downgraded in rating or goes into default, the Portfolio will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

Investments in Foreign Securities. Up to 25% of the assets attributable to this Portfolio segment may be invested in foreign securities, either directly or through depositary receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

Certain Derivative Strategies and Instruments. This Portfolio segment may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts and currency futures contracts when, in Franklin Advisers' opinion, it would be advantageous to do so. A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. This segment of the Portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options on equity securities and equity security indices. Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or other instruments from the writer of the option (in the case of a call option) or to sell a specified security or other instrument to the writer of the option (in the case of a put option), at a designated price during the term of the option. With respect to hedging strategies, options may be used to hedge securities or other positions held by the Fund. Franklin Advisers will consider various factors, such as availability and cost, in deciding whether, when and to what extent to use options or an options related strategy.
Up to 10% of the net assets attributable to this Portfolio segment may be invested in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. This segment of the Portfolio may engage in all types of ELNs, including those that: (1) provide for protection of the Portfolio's principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Portfolio to the risk of loss of its principal investment. ELNs can provide the Portfolio with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.
Franklin Mutual Segment

General. Under normal market conditions, at least 65% of the assets attributable to this segment of the AST Franklin Templeton Portfolio will be invested in equity securities (including securities convertible into, or that Franklin Mutual expects to be exchanged for, common or preferred stock) of US and foreign companies that Franklin Mutual believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, this Portfolio segment will invest primarily in:

■	Undervalued Securities. Securities trading at a discount to intrinsic value.
And, to a lesser extent, this Portfolio segment will also invest in:
■	Merger Arbitrage Securities. Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that Franklin Mutual believes are cheap relative to an economically equivalent security of another or the same company.
■	Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.
An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. This segment of the Portfolio may invest in convertible securities without regard to the ratings assigned by the rating services. While this segment of the Portfolio generally will purchase securities for investment purposes, Franklin Mutual may seek to influence or control management, or invest in other companies that do so, when it believes the Portfolio may benefit.
In pursuit of its value-oriented strategy, this Portfolio segment is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, at least 65% of the equity portion of this Portfolio segment will be invested in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion or significant amount in smaller companies.
Franklin Mutual currently expects to invest a significant portion of the assets attributable to this investment strategy in foreign securities, which may include sovereign debt and participations in foreign government debt. Up to 15% of the net assets attributable to this investment strategy may also be invested in illiquid securities.

Description of “Arbitrage” Strategy. Franklin Mutual may also from time to time employ an “arbitrage” strategy on behalf of this Portfolio segment. When engaging in an arbitrage strategy, Franklin Mutual typically buys one security while at the same time selling short another security. Franklin Mutual generally will buy the security that it believes is either cheap relative to the price of the other security or otherwise undervalued, and will sell short the security that it believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, this Portfolio segment will attempt to profit from a perceived relationship between the values of the two securities. Franklin Mutual generally will engage in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Investments in Distressed Companies. The investments made by this Portfolio segment in Distressed Companies typically will involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, trade claims or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. Franklin Mutual generally will make such investments on behalf of this Portfolio segment to achieve capital appreciation, rather than to seek income.

Certain Derivative Strategies and Instruments. This segment of the Portfolio may, from time to time, enter into currency-related transactions involving certain derivative instruments, including currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow this Portfolio segment to obtain net long or net negative (short) exposure to selected currencies. This Portfolio segment may also enter into various other transactions involving derivatives, including put and call options on equity securities and swap agreements (which may include total return and credit default swaps). The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposures to selected countries, currencies or issuers. Franklin Mutual will consider various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

This segment of the Portfolio may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Portfolio returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors. By way of example, when Franklin Mutual believes that the value of a particular foreign currency is expected to increase compared to the US dollar, the Portfolio could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of US dollars to be paid by the Portfolio under the contract, the Portfolio will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency's value where a security held or to be purchased by the Portfolio is denominated in that currency.

A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow this Portfolio segment to increase or decrease its exposure to the underlying instrument or interest rate. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. This segment of the Portfolio may buy and sell futures contracts that trade on US and foreign exchanges.

Swap agreements, such as total return swaps and credit default swaps, are contracts between the Portfolio and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Portfolio agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “ seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Portfolio is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation.
A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.
Franklin Templeton will consider various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in any derivative transactions.
Franklin Mutual Security Selection. Franklin Mutual will employ a research driven, fundamental value strategy on behalf of this Portfolio segment. In choosing equity investments, Franklin Mutual will focuse on the market price of a company's securities relative to its own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on Franklin Mutual's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. Franklin Mutual will examine each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.
Templeton Global Segment
General. Under normal market conditions, at least 65% of the assets attributable to this segment of the Portfolio will be invested in the equity securities of companies located anywhere in the world, including emerging markets.
An equity security or stock represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). This Portfolio segment may invest in convertible securities without regard to the ratings assigned by ratings services. This segment of the Portfolio will also invest in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

This Portfolio segment may from time to time have significant investments in particular countries or in particular sectors, such as the financial sector, due to its significance in world markets.
In addition to the main investments made on behalf of this Portfolio segment, depending upon prevailing current market conditions, up to 25% of the total assets attributable to this Portfolio segment may be invested in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Although Templeton Global will seek investments across a number of countries and sectors on behalf of this Portfolio segment, from time to time, based on economic conditions, it may have significant positions in particular countries or sectors.
This Portfolio segment may also invest in equity index futures for any purpose and in exchange-traded funds.
Templeton Global Security Selection. When choosing equity investments for this segment of the Portfolio, Templeton Global will apply a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton Global will also consider a company's price/earnings ratio, profit margins, liquidation value and various other metrics to determine the intrinsic value of a stock as a function of its long-term earnings potential, balance sheet health and projected cash-flow streams.
Temporary Defensive Investments
For temporary defensive purposes, the Portfolio may deviate substantially from the anticipated asset allocation ranges set forth above. To that end, up to 100% of the Portfolio's assets may be invested in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments, or repurchase agreements in order to respond to adverse market, economic, political, or other conditions or to satisfy redemption requests. The Portfolio may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
Investment Objective: capital appreciation.
Principal Investment Policies:
The Founding Funds Plus Portfolio operates as a “fund-of-funds.” That means that the Founding Funds Plus Portfolio invests substantially all of its assets in a combination of underlying portfolios. Under normal circumstances, approximately 75% of the Founding Funds Plus Portfolio’s net assets will be invested in AST Franklin Templeton Founding Funds Allocation Portfolio and approximately 25% of the Founding Funds Plus Portfolio’s assets will be invested in AST Templeton Global Bond Portfolio (the Underlying Portfolios).
AST Franklin Templeton Founding Funds Allocation Portfolio (the Franklin Portfolio)
The Franklin Portfolio’s primary investment objective is to seek capital appreciation while its secondary investment objective is to seek income. The Franklin Portfolio seeks to achieve its primary and secondary investment objectives by allocating 33 1/3% of its assets to each of the three subadvisers listed below:
- Franklin Advisers, Inc. (Franklin Advisers);
- Franklin Mutual Advisers, LLC (Franklin Mutual); and
- Templeton Global Advisors Limited (Templeton Global and, collectively with Franklin Advisers and Franklin Mutual, the Franklin Templeton Subadvisers)

The investment results of Franklin Portfolio assets allocated to the various Franklin Templeton Subadvisers will vary over time. Because of this, Manager monitors those allocations and seeks to rebalance them when they are more than three percent above or three percent below the goal of equal allocations to each of the three Franklin Templeton Subadvisers. Whenever possible, cash flows will be used to adjust allocations among the Franklin Templeton Subadvisers.
Franklin Advisers Segment. Under normal market conditions, Franklin Advisers invests in both debt and equity securities. Franklin Advisers may shift the Franklin Portfolio’s investments from one asset class to another based on its analysis of the best opportunities in a given market. Franklin Advisers will seek income by investing in corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields it believes are attractive. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and asset-backed securities, debentures, and shorter term instruments. In its search for growth opportunities, Franklin Advisers maintains the flexibility, based upon economic and financial conditions, to invest in common stocks of companies from a variety of industries and may from time to time have significant investments in particular sectors. The Franklin Portfolio segment may invest without limitation in debt securities that are rated below investment grade (sometimes called “junk bonds”). Up to 25% of the assets attributable to the Franklin Portfolio segment may be invested in foreign securities. The Franklin Portfolio may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts. The Franklin Portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options on equity securities and equity security indices. The Franklin Portfolio may also invest in all types of equity-linked notes.
Franklin Mutual Segment. Under normal market conditions, Franklin Mutual invests at least 65% of the assets attributable to this Franklin Portfolio segment in equity securities (including securities convertible into, or that Franklin Mutual expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that it believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Under normal market conditions, Franklin Mutual invests primarily in undervalued securities and, to a lesser extent, in merger arbitrage securities and distressed companies. As a general rule, at least 65% of the equity portion of this Franklin Portfolio segment is invested in companies with market capitalization values greater than $5 billion, with a portion or significant amount of its assets in smaller companies. Franklin Mutual may invest significantly in foreign investments. Franklin Mutual may also use certain derivative instruments to hedge against currency or market risks. The Franklin Portfolio may attempt from time to time to hedge against currency risks, largely using forward foreign currency exchange contracts. The Franklin Portfolio may also, from time to time, seek to hedge against market risk using a variety of derivatives. The Franklin Portfolio may also engage from time to time in an “arbitrage” strategy, buying one security while selling short another security. The Franklin Portfolio’s investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness.
Templeton Global Segment. Under normal market conditions, Templeton Global invests at least 65% of the assets attributable to this Franklin Portfolio segment in the equity securities and depositary receipts of companies located anywhere in the world, including those in the U.S. and emerging markets. This Franklin Portfolio segment may, from time to time, have significant investments in particular countries or in particular sectors, such as the financial sector. Templeton Global may also invest a portion of the net assets attributable to this Franklin Portfolio segment in debt securities of companies and governments located anywhere in the world. The Franklin Portfolio may, from time to time, use certain derivative instruments, largely to manage cash and provide for quick investment of available funds; these may include ETFs or equity index futures. The Franklin Portfolio may also invest in all types of equity-linked notes for any purpose.
AST Templeton Global Bond Portfolio (the Templeton Portfolio)

The investment objective of the Templeton Portfolio will be to provide current income with capital appreciation and growth of income. The Templeton Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.
The Templeton Portfolio will invest predominantly in bonds issued by governments and government agencies located around the world. The Templeton Portfolio may also invest inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset, or currency of any nation. The Templeton Portfolio may invest without limit in developing markets. Under normal market conditions, the Templeton Portfolio expects to invest at least 40% of its net assets in foreign securities. In addition, the Templeton Portfolio’s assets will be invested in issuers located in at least three countries (including the U.S.). Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.
Although the Templeton Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor’s (S&P®) or Moody’s Investors Service (Moody’s) or, if unrated, determined by the Templeton Portfolio’s investment manager to be of comparable quality. The Templeton Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Templeton Portfolio is “non-diversified”, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
For purposes of pursuing its investment goals, the Templeton Portfolio regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The Templeton Portfolio maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Templeton Portfolio’s assets to obligations under these instruments. The Templeton Portfolio may also enter into various other transactions involving derivatives, including swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Templeton Portfolio to obtain net long or net negative (short) exposure to selected currencies.

AST Global Real Estate Portfolio
Investment Objective: capital appreciation and income.

Principal Investment Policies:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio concentrates its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas. The 80% policy is a non-fundamental policy of the Portfolio.

The Portfolio invests in equity-related securities of real estate companies on a global basis, which means that the companies may be US companies or foreign companies. There is no limit on the amount of assets that may be invested in the securities of foreign real estate companies.

Real Estate Investment Trusts. The Portfolio's investments in equity-related securities of real estate companies are primarily in real estate investment trusts (REITs). REITs are like corporations, except that they do not pay income taxes if they meet certain Internal Revenue Service (IRS) requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate (offices, hotels, shopping centers, apartments, malls, factories, etc.) or real estate mortgages and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders. The Portfolio may invest without limit in the securities of REITs.

Private Real Estate-Related Investments. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio executes its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments and mezzanine debt. The entity in which the Portfolio invests, such as a limited liability company or joint venture, may borrow to finance the purchase of real estate properties. For a limited liability company where the Portfolio is the sole member, the borrowing is generally treated as borrowing by the Portfolio, which means that the borrowing will be from a bank and the borrowing will be counted toward the overall limit on borrowing by the Portfolio. For certain joint ventures, such as where the joint venture partner other than the Portfolio has significant responsibility and authority, the borrowing may be treated as borrowing by the joint venture alone and not by the Portfolio (provided that the lender does not have recourse to the Portfolio). Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.
Investment Style. The Portfolio's assets are managed by Prudential Real Estate Investors, which is a business unit of Prudential Investment Management, Inc. (PIM). PREI®'s approach to real estate investing is value-oriented based upon real estate fundamentals and assessments of management teams. PREI emphasizes both quantitative and qualitative investment analysis, and focuses on valuation relative to a company's underlying real estate assets as well as a company's on-going concern valuation. Through detailed company research that includes regular management visits, property tours and financial analysis, PREI analyzes the quality of real estate asset cash flows and sustainability and growth of company dividends. PREI also evaluates the company's strategy, management's track record, incentives and ability to create long term shareholder value. PREI believes it adds value by its understanding and analysis of private real estate markets. PREI estimates that nearly 95% of institutional quality commercial real estate is not publicly-traded. PREI intends to invest the Portfolio's assets globally in real estate investments.
Derivative Strategies. PREI may use various derivative strategies to try to improve the Portfolio's returns. PREI may also use hedging techniques to try to protect the Portfolio's assets. The Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.

Non-Real Estate Investments. Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities), fixed income securities, US Government securities and money market instruments.
Additional Investments and Strategies. The Portfolio may also use the following investments and strategies: exchange-traded funds, initial public offerings, convertible securities and preferred stock, repurchase agreements, reverse repurchase agreements, dollar rolls, and when-issued and delayed-delivery securities. The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1∕3% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1∕3% of the value of its total assets); and holds illiquid securities (the Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.

AST Goldman Sachs Concentrated Growth Portfolio
Investment Objective: Long-term growth of capital.

Principal Investment Policies:
The Portfolio pursues its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Subadviser to be positioned for long-term growth.
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.
Special Situations. The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status. The Portfolio is “non-diversified” under the 1940 Act and may invest a large percentage of its assets in only a few issuers, unlike “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:
Although the Subadviser invests primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:
■	35% of its assets in bonds rated below investment grade (“junk” bonds).
■	25% of its assets in mortgage- and asset-backed securities.
■	10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).
The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.
AST Goldman Sachs Large-Cap Value Portfolio
Investment Objective: long-term growth of capital.
Principal Investment Policies:

The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 28, 2013, the median market capitalization of the Russell 1000® Value Index was approximately $5.5 billion and the largest company by capitalization was approximately $418.7 billion.

The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities.
The Portfolio seeks to achieve its investment objective by investing in value opportunities that the Portfolio's Subadviser, defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.
The Portfolio's equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Subadviser may decide to sell a position for various reasons. Some of these reasons may include valuation and price considerations, when the Subadviser adjusts its outlook on the security based on subsequent events, the Subadviser's ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for a better risk/reward profiles than existing holdings, or for risk management purposes. In addition the Subadviser may sell a position in order to meet shareholder redemptions.
Other Investments:

Although the Portfolio invests primarily in publicly-traded US securities, it may invest in foreign securities, including securities quoted in foreign currencies and emerging country securities. The Portfolio may also invest in fixed income securities, such as government, corporate, and bank debt obligations.

AST Goldman Sachs Mid-Cap Growth Portfolio
Investment Objective: long-term growth of capital.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies.
The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, as previously noted, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. The Subadviser generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Subadviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.
Special Situations. The Portfolio may invest in “special situations.” A “special situation” arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
Although the Subadviser expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade (“junk” bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.
The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. For more information on foreign securities and their risks, see this Prospectus under “Principal Risks.”

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
Investment Objective: to seek a high level of total return consistent with its level of risk tolerance.
Principal Investment Policies:
The Portfolio is a global asset allocation fund that pursues domestic and foreign equity and fixed income strategies emphasizing growth and emerging markets. Under normal circumstances, approximately 50% of the Portfolio’s assets are expected to be invested to provide exposure to equity securities and approximately 50% of its net assets are expected to be invested to provide exposure to fixed income securities. The specific allocation of assets among equity and fixed income asset classes will vary from time to time as determined by Goldman Sachs Asset Management LLC (“GSAM”), based on such factors as the relative attractiveness of various securities based on market valuations, growth and inflation prospects.
GSAM utilizes a variety of different investment strategies in allocating the Portfolio’s assets across equity and fixed income investments. GSAM may change the strategies it uses for gaining exposure to these asset classes and may reallocate the Portfolio’s assets among them from time to time at its sole discretion. There is no guarantee that these strategies will be successful.
The equity strategies GSAM may use include, but are not limited to, a global intrinsic value strategy (a passive rules-based strategy investing in developed, growth, and emerging equity markets that aims to generate risk-adjusted returns that are better than those of market capitalization weighted benchmarks), an actively managed international small cap equity strategy, passive replication of market indices for global developed large cap equity, a US small cap equity strategy and a global real estate strategy. The fixed income strategies GSAM may use include, but are not limited to, actively managed US core fixed income, emerging markets debt and high yield strategies.
In addition, GSAM may implement tactical investment views and/or a risk rebalancing and volatility management strategy from time to time. The instruments and/or vehicles used to implement these views will generally provide comparable exposure to the asset classes and strategies listed below, and the exposure obtained through these views will be subject to the exposure parameters described below.
Asset Allocation Ranges. Under normal circumstances, approximately 50% of the Portfolio’s net assets are expected to be invested to provide exposure to equity securities and approximately 50% of its net assets are expected to be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 40-60% of the Portfolio's net assets and such fixed income exposure may range between 40-60% of its net assets, in each case assuming normal circumstances. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds); (ii) the use of derivatives (e.g., futures contracts, currency forwards); and (iii) the purchase of underlying ETFs. More specific information regarding the Portfolio’s minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Global Intrinsic Value Equity	20%	30%	40%
Global Developed Equity	0%	10%	20%
US Small-Cap Equity	0%	6%	10%
International Small-Cap Equity	0%	2%	5%
Global Real Estate*	0%	2%	5%
Total Equities	40%**	50%	60%***

Fixed income
US Core Fixed income	36%	46%	56%
High Yield*	0%	2%	5%
Global Emerging Market Local Debt*	0%	2%	5%
Total Fixed income	40%****	50%	60%*****
*  Notwithstanding the individual maximum exposures for the Global Real Estate, High Yield, and Global Emerging Market Debt segments, the maximum combined exposure to these segments is 10% of the total Portfolio.
** Notwithstanding the minimum exposures for the various individual equity segments, the minimum combined exposure to equity investments is 40% of the Portfolio’s net assets.
***  Notwithstanding the maximum exposures for the various individual equity segments, the maximum combined exposure to equity investments is 60% of the Portfolio’s net assets.
****  Notwithstanding the minimum exposures for the various individual fixed income segments, the minimum combined exposure to fixed income investments is 40% of the Portfolio’s net assets.
*****  Notwithstanding the maximum exposures for the various individual fixed income segments, the maximum combined exposure to fixed income investments is 60% of the Portfolio’s net assets.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by one of the Portfolio’s investment managers or its affiliates. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.

AST Goldman Sachs Small-Cap Value Portfolio
Investment Objective: long-term capital appreciation.
Principal Investment Policies:
The Portfolio seeks its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Subadviser looks for companies using the Subadviser's value investment philosophy. The Subadviser seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price.
Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The Subadviser believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through its proprietary research and strong valuation discipline, the subadviser seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.
Avoiding “value traps.” The Subadviser believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” the Subadviser believes it can participate in the long-term performance of small cap value with less risk than other managers.
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies (measured at the time of purchase). Small capitalization companies are defined as companies within the market capitalization range of the Russell 2000® Value Index. The Portfolio may invest up to 25% of its assets in foreign securities including assets in emerging countries or assets quoted in foreign currencies.
Other Investments:
The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national securities exchanges. The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

The Portfolio may invest up to 25% of its net assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio also may purchase foreign currency put options and write foreign currency call options on US exchanges or US over-the-counter markets. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

The Portfolio also may invest in preferred stocks and bonds that either have attached warrants or are convertible into common stocks.
Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities (including emerging market securities) denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.
AST High Yield Portfolio
Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.
Principal Investment Policies:

The assets of the Portfolio are independently managed by J.P. Morgan Investment Management, Inc. (J.P. Morgan) and Prudential Investment Management, Inc. under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of PIM and J.P. Morgan. PIM is responsible for managing approximately 60% of the Portfolio's net assets, and J.P. Morgan is responsible for managing the remaining 40% of the Portfolio's net assets. These allocations, however, are reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to the Prospectus.

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in non-investment grade high-yield fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade securities are securities rated Ba or lower by Moody's Investors Services, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch Ratings, or, if unrated, determined by the relevant Subadviser to be of comparable quality.
The Portfolio may invest in all types of fixed income securities. The Portfolio invests in non-investment grade fixed income securities (commonly known as ''junk bonds'') that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
The Portfolio may purchase the securities of issuers that are in default. The Portfolio may engage in short sales. The Portfolio may invest in common stocks, warrants, rights, and other equity securities. The Portfolio may invest up to 10% of its total assets in preferred stock. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

To the extent the Portfolio invests in sovereign debt obligations, the Portfolio will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country. The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product ('GDP'), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP. The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

The Portfolio may invest in all types of fixed income securities. The following paragraphs describe some of the specific types of fixed income investments that the Portfolio may invest in, and some of the specific investment practices that the Portfolio will engage in.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “ floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in the Prospectus and the SAI) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the High Yield Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations CDOs, which includes collateralized bond obligations CBOs, collateralized loan obligations CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the High Yield Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Bank Loans. The Portfolio may invest in bank loans, including below investment grade bank loans (which are often referred to as leveraged loans). Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. The Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the High Yield Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the relevant Subadviser). The High Yield Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales and Short Sales “ Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the High Yield Portfolio is required to (i) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (ii) the Portfolio must otherwise cover its short position. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. The Portfolio will realize a gain if the security declines in price between those dates. The Portfolio's gain is limited to the price at which it sold the security short. No assurance can be given that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. To that end, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio's records or with the Fund’s Custodian.

Illiquid or Restricted Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investment determined not to be readily marketable. The 15% limit is applied as of the date the Portfolio purchases an illiquid security. It is possible that the Portfolio's holding of illiquid securities could exceed the 15% limit for example as a result of market developments (e.g., an increase in the value of the Portfolio's illiquid holdings and/or a decrease in the value of the Portfolio's liquid holdings) or redemptions.
The Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933. Securities determined to be liquid under these procedures are not subject to the above-described 15% limit.

US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Municipal Securities. The Portfolio may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
AST International Growth Portfolio
Investment Objective: long-term growth of capital.

Principal Investment Policies:

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

William Blair. William Blair generally takes a “bottom-up” approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities, without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.
Marsico. In selecting investments for the Portfolio, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “ top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.
Marsico then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.
In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.
As part of this fundamental, “ bottom-up” research, Marsico may visit with a company's management and conduct other research to gain thorough knowledge of the company. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the Portfolio's investments in securities if, in the opinion of Marsico, a security's fundamentals change substantially, its price appreciation leads to overvaluation in relation to Marsico's estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio *i.e., the primary investments held by the Portfolio over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.
Jennison. Jennison's investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison's investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
Jennison's investment team may consider companies that have sources of attractive growth that take many forms, including disruptive (or game-changing) technologies, products, or services; new product cycles or market expansion; inflection points in industry growth; best-of-breed leadership in particular niches, believed to have sustainable competitive advantages; and restructuring synergies.
Jennison also considers the competitive landscape, including a company's current market share and positioning relative to competitors; potential to increase market share; degree of industry concentration; ability to benefit from economies of scale; pricing power; exposure to regulation; technology relative to competitors; distribution costs relative to competitors; and patent protections.

Jennison likewise assesses a company's ability to execute its business strategy—factors considered may include the company's financial flexibility, capital resources, and the quality of its management.

Along with attractive fundamental characteristics, Jennison also looks for companies with appropriate valuations.

Jennison's investment strategy is not limited by specific industry, sector or geographic requirements or limits. As such, sector and industry weightings are incidental to Jennison's bottom-up stock selection process.
Jennison may reduce or eliminate a position in a security from the portion of the Portfolio that it manages under circumstances that the investment team believes appropriate, including in the event of an unfavorable change in fundamentals such as a weakening financial or competitive position or a significant change in management or governance issues, an increase in a stock's volatility exposure or for other reasons.
Special Situations. The Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).
The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). Other types of derivatives in which the Portfolio may invest include participation notes Pnotes or Low Exercise Price Warrants LEPWs or similar instruments as a way to access certain non-US markets. These instruments are derivative securities which provide investors with economic exposure to an individual stock, basket of stocks or equity.

The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.
Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

This Portfolio is co-managed by William Blair, Marsico and Jennison. As of February 28, 2013, William Blair is responsible for managing approximately 20% of the Portfolio’s assets, Marsico is responsible for managing approximately 30% of the Portfolio’s assets, and Jennison is responsible for managing approximately 50% of the Portfolio’s assets.

AST International Value Portfolio
Investment Objective: capital growth.

Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its investable assets in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps. Some of these securities may be acquired in Initial Public Offerings (IPOs).

To achieve the Portfolio's investment objective, the Portfolio invests at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in any single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:
■	securities are traded principally on stock exchanges in one or more foreign countries;
■	derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
■	maintains 50% or more of its assets in one or more foreign countries;
■	is organized under the laws of a foreign country; or
■	principal executive office is located in a foreign country.
The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio invests may be of any size.
The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

LSV. LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index. The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index.
The Portfolio will typically hold at least 100 stocks and LSV will generally align its portion of the Portfolio's country weightings with those of the MSCI EAFE Index. LSV intends to keep its portion of the Portfolio's assets as fully invested in non-US equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg. Thornburg selects securities on a bottom-up basis using traditional fundamental securities analysis. Thornburg intends to invest on an opportunistic basis where it believes current prices represent a discount to intrinsic value. The portfolio includes stocks that can be classified as Basic Value, Consistent Earners and Emerging Franchises

(as described below). Thornburg identifies this approach as Comprehensive Value investing. The relative proportions of these different categories of stocks will vary over time. The strategy normally invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals.
■	Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.
■	Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.
■	Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.
Generally, the majority of the portfolio is invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.
Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.
Other Investments:
Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.
In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

As of February 28, 2013, LSV was responsible for managing approximately 54% of the Portfolio's assets, and Thornburg was responsible for managing approximately 46% of the Portfolio's assets.
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
Investment Objective: to seek capital appreciation consistent with its specified level of risk tolerance. This investment objective is not a fundamental policy of the Portfolio and, therefore, may be changed by the Board without shareholder approval.
Principal Investment Policies:
The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “ junk” bonds, real estate investment trusts (REITs), convertibles, Underlying Portfolios, and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States. The Subadviser uses various investment strategies and a global tactical asset allocation strategy in order to help the Portfolio achieve its investment objective
Under normal circumstances, approximately 65% of the Portfolio's net assets are invested to provide exposure to equity securities and approximately 35% of its net assets will be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 55-75% of the Portfolio's net assets and such fixed income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., option and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of Underlying ETFs. More specific information regarding the Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Equity	24.50%	36.50%	48.50%
REITs	0.50%	4.50%	8.50%
Developed Int’l Equity	2.0%	12.0%	22.0%
Emerging Int’l Equity	2.0%	8.0%	14.0%
Global Convertibles	0.0%	4.0%	8.0%
Total Equities	55%*	65%	75%**

Fixed income
US Core Fixed income	20.0%	30.0%	40.0%
US “High Yield”	0.0%	3.0%	11.0%
Emerging Markets Debt	0.0%	2.0%	6.0%
Total Fixed income	25%***	35%	45%****
* Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 55% of the Portfolio's net assets.
** Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 75% of the Portfolio's net assets.
*** Notwithstanding the individual minimum exposures for the various fixed income segments, the minimum combined exposure to fixed income investments is 25% of the Portfolio's net assets. Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.
**** Notwithstanding the individual maximum exposures for the various fixed income segments, the maximum combined exposure to fixed income investments is 45% of the Portfolio's net assets. Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.

Sub-Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Total Non-US Assets	15.0%	25.25%	35.0%
Total REITs & Emerging Int’l Equity	5.0%	12.50%	20.0%
Total High Yield & Small-Cap Equity	0.0%*	6.0%	15.0%
*The minimum exposure applies to physical securities only. By using derivatives in small-cap equity, the minimum exposure may fall below 0%.
Temporary Defensive Investments. In response to adverse market, market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Investment Managers or their affiliates. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.
AST J.P. Morgan International Equity Portfolio

Investment Objective: capital growth.

Principal Investment Policies:

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity securities. Equity securities include common stocks, securities convertible into common stocks securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Portfolio normally allocates its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, the Portfolio may invest a substantial part of its assets in any one country. The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Subadviser may select from time to time. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.
While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.
Other Investments:

The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including US Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in US dollars or foreign currencies. The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio's securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales “against the box.”
AST J.P. Morgan Strategic Opportunities Portfolio

Investment Objective: to maximize return compared to the benchmark through security selection and tactical asset allocation.
Principal Investment Policies:
The Portfolio utilizes a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.

The Portfolio may invest in a wide range of asset classes, including US and non-US equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, US and non-US fixed income, high yield bonds, convertible bonds, and emerging markets bonds. The allocation to these asset classes will vary depending on J.P. Morgan's tactical views. Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets. 130/30 strategies follow a particular index, for example the S&P 500, but allow J.P. Morgan to sell short securities that are deemed likely to decline in value. Absolute return strategies seek to generate a return in excess of prevailing yields on US Treasuries or the London Interbank Offered Rate (LIBOR).
Within its equity allocations, the Portfolio primarily invests in the common stock and convertible securities of US and foreign companies, including companies that are located or domiciled in, or that derive significant revenues or profits from, emerging market countries. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants and rights to buy common stocks, and master limited partnerships. The Portfolio may invest in securities denominated in US dollars, major reserve currencies and currencies of other countries in which it can invest.

The Portfolio invests in securities denominated in foreign currencies and may seek to enhance returns and/or manage currency risk versus the benchmark where appropriate through managing currency exposure. Capital markets in certain countries may be less developed and/or not easy to access. With its fixed income allocation, the Portfolio may invest in a wide range of debt securities of issuers from the US and other markets, both developed and emerging. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the Portfolio believes have the potential to provide a high total return over time. The Portfolio may invest in inflation-linked debt securities, including fixed and floating rate debt securities of varying maturities issued by the US government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers.
The Portfolio may invest assets in securities that are rated below investment grade (junk bonds) by Moody's, S&P, Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by J.P Morgan to be of comparable quality. Securities rated below investment grade may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Portfolio may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Portfolio may enter into short sales. In short selling transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
The Portfolio may invest in shares of exchange-traded funds (ETFs), REITs, affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.
The Portfolio may invest in common shares or preferred shares of unaffiliated closed-end funds.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the Portfolio assets. The Portfolio may use derivatives for hedging or investment purposes, including to obtain significant amounts of long or short exposure.

Up to approximately 5% of the Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Portfolio may also invest in ETFs for additional exposure to relevant markets.

For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.
The approximate target allocation of Portfolio assets across asset classes and anticipated asset allocation ranges are set forth in the table below:

Asset Class	Approximate Allocation	Anticipated Investment Ranges
US Equity Securities	27%	19-35%
Foreign Equity Securities	13%	5-21%
US & Foreign Debt Securities*	50%	42-58%
Cash	10%	2-18%
*Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the stated ranges.
AST Jennison Large-Cap Value Portfolio
Investment Objective: capital appreciation.
AST Jennison Large-Cap Growth Portfolio
Investment Objective: long-term growth of capital.

Principal Investment Policies:

Under normal market conditions, the Jennison Large-Cap Value Portfolio (Jennison Value Portfolio) invests at least 80% of its investable assets in the equity and equity-related securities of large-capitalization companies. For purposes of this 80% policy, the Jennison Value Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Index. As of February 28, 2013, the Russell 1000® Index had a median market capitalization of approximately $6.1 billion, and the largest company by market capitalization was approximately $418.7 billion. The size of the companies in the Russell 1000® Index will change with market conditions. Securities of companies whose market capitalizations no longer meet the definition of large capitalization companies after purchase by the Jennison Value Portfolio will still be considered to be large capitalization companies for purposes of the Jennison Value Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The above-described 80% policy is a non-fundamental investment policy of the Jennison Value Portfolio and may be changed by the Board without shareholder approval. As used in this Prospectus, the term “investable assets” refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Jennison Value Portfolio uses a research-based, bottom-up stock selection process to focus primarily on large capitalization companies. The Subadviser's portfolio managers will actively manage the Jennison Value Portfolio, seeking capital appreciation through investments in companies they believe are being valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors. Fundamental research helps them determine worth, and also enables them to exploit two main market anomalies-information gap and time horizon gap. Their detailed research delves into companies' fundamentals that are less known by the marketplace, and they concentrate on the often overlooked, longer-term operating dynamics of companies, seeking to identify stocks that are currently undervalued because they are temporarily performing below trend. They seek to identify those instances in which the market is incorrectly extrapolating sub-normal returns and growth rates too far into the future. Lastly, Jennison's portfolio managers look for a stock's potential catalysts and warning signs. The catalysts are characteristics that when present correlate with an increased likelihood of a positive change in the market's expectations that lead to out-performance. Conversely, the warning signs are common characteristics that have been present in stocks that have disappointed. A number of conditions may warrant the sale of an existing position, including (1) the stock has reached its upside price target; (2) a more attractive portfolio candidate emerges; (3) subsequent events invalidate Jennison's investment thesis; or (4) the stock price declines to below what Jennison had thought to be the reasonable worst-case scenario. Common stocks represent shares of ownership in a company. Jennison does not expect to change its basic investment approach during bull or bear markets; Jennison's portfolio managers expect to continue to purchase stocks based on fundamental research. If, due to a large run-up in market value, there are fewer stocks that fit the portfolio managers'

investment criteria, the Jennison Value Portfolio may own fewer companies than had generally been held. The end result is a portfolio with an overall adherence to a disciplined process that results in a large-cap value investment portfolio.
Under normal market conditions, the Jennison Large-Cap Growth Portfolio (Jennison Growth Portfolio) invests at least 80% of its investable assets in the equity and equity-related securities of large-capitalization companies. For purposes of this 80% policy, the Jennison Growth Portfolio also defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Index. As of February 28, 2013, the Russell 1000® Index had a median market capitalization of approximately $6.1 billion, and the largest company by market capitalization was approximately $418.7 billion. The size of the companies in the Russell 1000® Index will change with market conditions. Securities of companies whose market capitalizations no longer meet the definition of large capitalization companies after purchase by the Jennison Growth Portfolio will still be considered to be large capitalization companies for purposes of the Jennison Growth Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The above-described 80% policy is a non-fundamental investment policy of the Jennison Growth Portfolio and may be changed by the Board without shareholder approval. As used in this Prospectus, the term “investable assets” refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process for the Jennison Growth Portfolio. Securities in which the Jennison Growth Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Jennison Growth Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison's portfolio managers also focus on companies experiencing some or all of the following: strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
In addition to the investment strategies of using a value investment style to invest in the common stocks of large companies for the Jennison Value Portfolio and using a growth investment style to invest in the common stocks of large companies for the Jennison Growth Portfolio, the Subadviser also may use the following additional investment strategies to try to increase the investment returns of each Portfolio or to protect its assets if market conditions warrant.
Preferred Stocks and Other Equity-Related Securities. In addition to common stocks, each Portfolio may invest in preferred stocks and other equity-related securities of large companies. Like common stocks, preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Equity-related securities include securities that may be converted into or exchanged for common stock or the cash value of common stock-known as convertible securities-like rights and warrants. Each Portfolio may also invest in ADRs and similar receipts or shares traded in US markets, which are certificates-usually issued by a US bank or trust company-that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in US dollars. Each Portfolio considers ADRs and similar receipts to be equity-related securities. Other equity-related securities in which a Portfolio may invest include investments in various types of business ventures, including partnerships and joint ventures.

Foreign Securities. Each Portfolio may invest up to 30% of its total assets in foreign securities, including money market instruments, common stocks, preferred stocks, other equity-related securities, and debt obligations. Neither Portfolio considers ADRs, ADSs, or other similar receipts or shares traded in US markets to be foreign securities.

Real Estate Investment Trusts. Each Portfolio may invest the equity and/or debt securities of REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income-most of which comes from rents, mortgages and gains on sales of property-to shareholders.
Derivative Strategies. Jennison may use various derivative strategies to try to improve each Portfolio's returns. Jennison may also use hedging techniques to try to protect each Portfolio's assets. The Portfolios cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.
A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives-including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps-involves costs and can be volatile. With derivatives, Jennison tries to predict if the underlying investment-a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Jennison may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. Jennison will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Jennison may use may not match or offset a Portfolio's underlying positions and this could result in losses to a Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the relevant Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.
SWAP TRANSACTIONS. Each Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.
SWAP OPTIONS. Each Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.
OPTIONS ON SECURITIES AND FINANCIAL INDEXES. Each Portfolio may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Portfolios will sell only covered options. For more information about the Portfolios' use of options, see the SAI.

OPTIONS. Each Portfolio may purchase and sell put and call options on debt securities, swaps, and currencies traded on US or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, US government securities, foreign government securities, swaps and foreign currencies. Each Portfolio will sell only covered options. Covered options are described in the SAI.
TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Only the Jennison Value Portfolio may invest in TRAINS. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.
ASSET SEGREGATION FOR DERIVATIVE STRATEGIES. As open-end management investment companies registered with the Commission, each Portfolio are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, each Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of each Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.
Debt Obligations. Under normal circumstances, up to 20% of a Portfolio's total assets may be invested in debt obligations. When acquiring these types of securities for the Jennison Value Portfolio, the Subadviser will normally invest in obligations rated investment grade. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's or S&P, respectively). Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. The Jennison Value Portfolio may, however, also invest up to 10% of its total assets in obligations rated below investment grade by Moody's and S&P. Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of such obligations. Jennison may also invest in instruments that are not rated, but which it believes are of comparable quality to the instruments described above. The Jennison Growth Portfolio will not invest in debt securities rated below investment grade.
The Portfolios may invest in various types of debt obligations, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.
AST Large-Cap Value Portfolio
Investment Objective: current income and long-term growth of income, as well as capital appreciation.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The Subadviser normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.
AST Lord Abbett Core Fixed income Portfolio
Investment Objective: to seek income and capital appreciation to produce a high total return.
Principal Investment Policies:
The Portfolio has a non-fundamental policy of investing, under normal circumstances, at least 80% of the value of its assets in fixed income securities of various types.

Under normal market conditions, the Portfolio invests primarily in (i) securities issued or guaranteed by the US government, its agencies or government-sponsored enterprises; (ii) investment grade debt securities of US issuers; (iii) investment grade debt securities of non-US issuers that are denominated in US dollars; (iv) mortgage-backed and other asset-backed securities; (v) inflation-linked investments, (vi) senior loans, and loan participations and assignments; and (vii) derivative instruments, such as options, futures contracts, forward contracts or swap agreements. Investment grade debt securities are securities rated within the four highest grades assigned by a rating agency such as Moody's Investors Service, Inc., Standard & Poor's Ratings Services, or Fitch Ratings, or are unrated but determined by Lord Abbett to be of comparable quality.

The Portfolio may invest in corporate debt securities. The Portfolio also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Portfolio expects to maintain its average duration range within two years of the bond market's duration as measured by the Barclays US Aggregate Bond Index (which was approximately 4.79 years as of December, 31, 2012).

Other Investments:
The Portfolio may invest up to 10% of its net assets in floating or adjustable rate senior loans.
The Portfolio will not pledge its assets (other than to secure borrowings, or to the extent permitted by its investment policies as permitted by applicable law).
The Portfolio will not make short sales of securities or maintain a short position except to the extent permitted by applicable law.
AST Marsico Capital Growth Portfolio
Investment Objective: capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.
Principal Investment Policies:
The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio normally holds a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “ top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.
Marsico then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.
In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.
As part of this fundamental, “ bottom-up” research, Marsico may visit with a company's management and conduct other research to gain thorough knowledge of the company. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
The core investments of the Portfolio (i.e., the primary investments held by the Portfolio over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

Marsico may reduce or sell the Portfolio's investments in securities if, in the opinion of Marsico, a security's fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to Marsico's estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere, or for other reasons.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Subadviser deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.
Special Situations. The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.
The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.
Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed ( i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.
Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.
AST MFS Global Equity Portfolio
Investment Objective: capital growth.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.
In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
While the Subadviser may invest the Portfolio's assets in companies of any size, the Subadviser generally focuses on companies with large capitalizations.

The Subadviser may invest the Portfolio's assets in US and foreign securities, including emerging market securities.

The Subadviser may invest a large percentage of the Portfolio's assets in issuers in a single country, a small number of countries, or a particular geographic region.

The Subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Subadviser may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies.
Other Investments:
Although the Portfolio invests primarily in equity securities, the Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies. The Portfolio may also purchase warrants.
AST MFS Growth Portfolio
Investment Objective: long-term growth of capital and future, rather than current, income.
Principal Investment Policies:
The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.
The Subadviser focuses on investing the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
While the Subadviser may invest the Portfolio's assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.
The Subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Portfolio may invest up to 35% of its net assets in foreign securities.
The Subadviser may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies.
Other Investments:
Although the Portfolio invests primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

AST MFS LARGE-CAP VALUE Portfolio
Investment Objective: capital appreciation.

Principal Investment Policies:
The Portfolio’s investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective.
The Portfolio seeks to achieve its investment objective by investing at least 80% of the Portfolio's net assets in issuers with large market capitalizations. Large market capitalization issuers are issuers with market capitalizations of at least $5 billion at the time of purchase. The Portfolio will normally invest its assets primarily in equity securities. The Portfolio may invest its assets in foreign securities.
The Portfolio will focus on investing its assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
The subadviser to the Portfolio uses a bottom-up investment approach to buying and selling investments. Investments will be selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

AST Mid-Cap Value Portfolio
Investment Objective: capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.
Principal Investment Strategies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.
The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in mid-capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:
WEDGE normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. WEDGE's Fundamental Value Model identifies those stocks, with a market capitalization between $1 billion and $15 billion, with the greatest potential for profit, based on projected earnings growth, earnings quality, dividend yield, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs their Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 35% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial quality parameters. WEDGE's research analysts employ comprehensive, qualitative and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, management capabilities and incentives. This bottom-up analysis is then coupled with macro-economic research, focusing on the current and future stages of the economic cycle and their impact on the profitability and performance of broad sectors and specific industries. Ideas are constructively debated among the investment staff, culminating with a review and required approval by the Investment Policy Committee, prior to purchase. WEDGE's decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level. A further sell discipline is applied as it relates to WEDGE’s mid cap market cap range - if a stock appreciates to two times the upper limit of $30 billion, it becomes a candidate for sale.
EARNEST expects to focus primarily on companies with a market capitalization between $1 billion and $20 billion at time of purchase. This Subadviser normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the Subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Subadviser screens companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Subadviser to review the relative universe of companies and focus on those it considers the best prospects.
Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The Subadviser eliminates from consideration any company that does not pass its fundamental analysis.
The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The Subadviser uses a statistical approach called downside deviation to measure and then seeks to constrain the likelihood of significantly underperforming the benchmark. Using this information, the Subadviser seeks to select investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks. This Subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).
As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in mid-cap companies involves greater risk of loss than is customarily associated with more established companies. Stocks of mid-cap companies may be subject to more abrupt or erratic price movements than larger company stocks. Mid-cap companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

Although the Portfolio invests primarily in common stocks of US mid-capitalization companies, the Portfolio may invest up to 25% of its total assets in securities of non-US issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. The Portfolio may also invest in warrants to purchase securities, and may engage in short sales “against the box”.
As of February 28, 2013, WEDGE was responsible for managing approximately 53% of the Portfolio's assets and EARNEST was responsible for managing approximately 47% of the Portfolio's assets.

AST Money Market Portfolio
Investment Objective: high current income and maintain high levels of liquidity.
Principal Investment Policies:

As a money market fund, the Portfolio invests in high-quality money market instruments and seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Portfolio’s investment managers may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.
We make investments that meet the requirements of specific rules for money market mutual funds, such as Rule 2a-7 of the 1940 Act. As such, we will not acquire any security with a remaining maturity exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 60 days or less and a maximum weighted average life of 120 days or less. In addition, we will comply with the diversification, quality and other requirements of the rules. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose currently means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in US dollars. The Portfolio will comply with any future rules changes, including any changes to the definition of “eligible quality.”

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.
Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations. The Portfolio may invest in obligations of the US Government and its agencies and instrumentalities directly. Such Obligations may also serve as collateral for repurchase agreements. US Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some US Government obligations are supported by the full faith and credit of the US Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the US Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the US Government will provide financial support to one of its agencies if it is not obligated to do so by law.
Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of US and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.
Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is US dollar-denominated and is not subject to foreign withholding tax.
Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral. The Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.

Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the Rule 2a-7 under the 1940 Act, as amended.

Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.
Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.

Foreign Securities. Foreign investments must be denominated in US dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

AST Neuberger Berman Core Bond Portfolio
Investment Objective: to maximize total return consistent with the preservation of capital.

Principal Investment Policies of Neuberger Berman Portfolio:

The Portfolio will invest, under normal circumstances, at least 80% of its investable assets in net assets in bonds and other debt securities. This test is applied at the time the Portfolio invests; later percentage changes caused by a change in Portfolio assets, market values, or ratings downgrades will not require the Portfolio to dispose of a holding. The Portfolio will not change the above-referenced 80% policy unless the Fund provides at least 60 days prior written notice to contract owners.
The debt securities in which the Portfolio invests are primarily investment grade under normal circumstances. The Portfolio considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest grades assigned by a rating agency such as Moody's, S&P, or Fitch, or are unrated but determined by Neuberger Berman to be of comparable quality
To pursue its investment objective, the Portfolio normally will invest primarily in a diversified mix of fixed rate and floating rate debt securities. The Portfolio’s investments will include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Portfolio may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the US government or any of its agencies or instrumentalities; corporate bonds; commercial paper; and mortgage-backed securities and other asset-backed securities. Securities in which the Portfolio may invest may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest at the time of issuance. The Portfolio may also engage in when-issued and delayed delivery transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Portfolio to purchase securities that will be issued at a later date.

The Portfolio may also invest without limit in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Portfolio’s exposure to interest rates, sectors and individual issuers. The Portfolio will consider the use of derivatives only to achieve specific investment objectives, but will not use derivatives in a manner that exposes the Portfolio to risks that fall outside of the Portfolio’s investment risk parameters. The Neuberger Berman Portfolio may invest a portion of its assets in derivative strategies either for substitution or risk control. In this context, substitution is when the characteristics of the derivative sufficiently parallel those of the cash market instrument and risk control is when the derivative is used to take an opposite position in the derivative market relative to a cash instrument. In the case of risk control, a derivative is used to alter the portfolio exposure to risk (volatility) without having to sell the cash investment. This can also be referred to as hedging. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps. These types of derivative instruments are described in more detail in this Prospectus under the heading “More Detailed Information About Other Investments & Strategies Used By The Portfolios—Additional Investments & Strategies.”

The Portfolio normally will not invest more than 15% of its total assets in non-US dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the US dollar to 5% of its total assets.

Additionally, the Portfolio may invest in tender option bonds, convertible securities, and preferred securities.

The Portfolio normally will seek to maintain its target average duration within one year, and generally seeks to maintain its target average duration within a maximum of two years, of the average duration of the bonds in the Barclays US Aggregate Bond Index (which was approximately 4.79 years as of December 31, 2012).

In an effort to achieve its investment objective, the Portfolio may engage in active and frequent trading.
AST Neuberger Berman Mid-Cap Growth Portfolio
Investment Objective: capital growth.

Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Growth Index. As of February 28, 2013, the median market capitalization of the companies in the Russell Midcap® Growth Index was approximately $5.1 billion and the largest company by market capitalization was approximately $28.5 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.
The Subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.
As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.
Other Investments:
Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in US dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.
Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
Investment Objective: capital growth.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies.

Generally companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. The division of the Portfolio's assets and daily cash inflows and outflows between the Subadvisers are determined by the investment managers in their sole discretion. The investment managers may change the allocation of assets between the Subadvisers, transfer assets between the Subadvisers, or change the allocation of cash inflows or outflows between the Subadvisers for any reason and at any time without prior notice.
Neuberger Berman Management LLC (Neuberger) uses bottom-up, fundamental research to identify high quality companies that are trading at a substantial discount to their intrinsic value, defined as Neuberger's estimate of a company's true long-term economic worth, where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap. Intrinsic value reflects Neuberger’s analysis and estimates. There is no guarantee that any intrinsic value will be realized; security prices may decrease regardless of intrinsic values. Applying a consistent, private equity-style investment framework, Neuberger focuses its research efforts on a company's long-term outlook and strategic catalysts that can potentially unlock value. Their approach emphasizes asset values and cash flows, directly engaging a company's management team to evaluate its strategic direction, execution abilities and direct incentive compensation.
Neuberger will consider reducing or eliminating a position when the gap between its price and its intrinsic value has narrowed or been eliminated or when other opportunities appear more attractive. Changes in management or corporate strategy may also result in the reduction or elimination of a position. Neuberger does not have an automatic sell decision when a holding increases to a certain market capitalization level based on underperformance. They would continue to hold a stock if they believed that it could ultimately contribute to performance.

LSV Asset Management (LSV) follows an active investment strategy utilizing a quantitative investment model to evaluate and recommend investment decisions for its portion of the Portfolio in a bottom-up, contrarian value approach. The primary components of the models are:
■	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,
■	indicators of past negative market sentiment, such as poor past stock price performance,
■	indicators of recent momentum, such as high recent stock price performance, and
■	control of incremental risk relative to the benchmark index.
All such indicators are measured relative to the overall universe of medium capitalization companies.
Other Investments:
Although equity securities are normally the Portfolio's primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed income Securities. The Portfolio may also invest in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.
Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in US dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.
Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

As of February 28, 2013, LSV was responsible for managing 66% of the Portfolio's assets and Neuberger was responsible for managing 34% of the Portfolio's assets.

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

Investment Objective: The investment objective of the Portfolio is to seek total return. Total return is comprised of capital appreciation and income. This investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies:

In seeking to achieve the Portfolio's investment objective, the Investment Managers allocate the Portfolio’s assets across eight different investment strategies. The Portfolio has three strategies that invest primarily in domestic equity securities, two strategies that invest primarily in international equity securities, two strategies that invest primarily in fixed income securities, and one strategy that invests in the Prudential Core Taxable Money Market Fund (referred to herein as the Liquidity Strategy). The approximate allocation of Portfolio assets across the eight investment strategies as of February 28, 2013 is set forth in the table below. The allocations are subject to change by the Investment Managers at any time. Such allocations may also vary due to cash flows into, and out of, the Portfolio and the performance of the various strategies.

Investment Strategy	Subadviser	Allocation of Assets (as of 2/28/13)
Domestic Large-Cap Core	Epoch Investment Partners, Inc. (Epoch)	15%
Domestic Large-Cap Value	Security Investors, LLC (SGI)	20%
Domestic Large-Cap Growth	Brown Advisory, LLC (Brown Advisory)	15%
International Equity	EARNEST Partners, LLC (EARNEST)	6%
International Equity	Thompson, Siegel & Walmsley LLC (TS&W)	14%
Core Plus Fixed income	Bradford & Marzec LLC (Bradford & Marzec)	17%
Core Fixed income	C.S. McKee, LP (C.S. McKee)	11%
Liquidity Strategy	N/A*	2%
*PI is responsible for the day-to-day management of the Liquidity Strategy.
Domestic Large-Cap Core (Epoch). Epoch's security selection process is focused on free cash flow metrics as opposed to traditional accounting-based metrics. Epoch seeks to produce superior risk-adjusted equity returns for this segment of the Portfolio by identifying companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate that cash flow among internal reinvestment opportunities, acquisitions dividends, share repurchases and debt pay downs.

Epoch seeks to identify potential investment opportunities through both qualitative and quantitative analysis. The investment process seeks to uncover companies with improving business fundamentals resulting in increasing free cash flow. The analysis incorporates such items as valuation, revenue growth, and gross margin improvement. Other catalysts may include management changes, purchases or sales by corporate insiders, restructuring/spin-offs, and recent news items. Under normal circumstances, no more than 7 % of the assets attributable to this investment strategy may be allocated to a particular issuer at the time of purchase while not more than 10 % of this Portfolio segment's assets may be allocated to a particular issuer at any time based on overall market value. This investment strategy normally will not seek to constrain the magnitude of holdings at a sector level relative to the Russell 3000 Index.

Domestic Large-Cap Value (SGI). Under normal market conditions, at least 80% of the net assets attributable to this investment strategy are invested in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both US and US dollar-denominated foreign issuers, and ADRs, of companies that, when purchased, have market capitalizations that are within the range of companies in the Russell 1000 Value Index. ADRs are equity securities traded on US securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.
In choosing securities for this segment of the Portfolio, SGI primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential, or cash flows. SGI uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax return on invested capital over time. SGI may focus the investments for this Portfolio segment in a limited number of issuers. SGI typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of SGI's expectations, among other reasons.
A portion of the assets attributable to this investment strategy may be invested in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the holdings of this Portfolio segment, to maintain exposure to the equity markets, or to increase returns. The assets attributable to this investment strategy may be invested in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (ETFs) and other mutual funds. SGI may use these investments as a way of managing the cash position of this segment of the Portfolio, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.
Domestic Large-Cap Growth (Brown Advisory). Under normal conditions, at least 80% of the net assets attributable to this investment strategy are invested in equity securities of domestic companies. This segment of the Portfolio invests primarily in the common stocks of medium and large capitalization companies (i.e., those companies with market capitalizations of greater than $1 billion at the time of initial investment) that Brown Advisory believes have exhibited an above average rate of earnings growth over the past few years and that have prospects for above average, sustainable growth in the future. This Portfolio segment may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. For these purposes, equity securities include domestic common and preferred stock, convertible debt securities, ADRs, real estate investment trusts, and ETFs. Up to 15% of the net assets attributable to this investment strategy may be invested in foreign securities, including the securities of emerging markets issuers. Brown Advisory may sell a security if it fails to meet its initial investment criteria, if a more attractively priced security is found, or if the security becomes overvalued relative to the long-term expectation.
International Equity (EARNEST). EARNEST screens a universe of companies in the MSCI ACWI Ex-US Index seeking to identify those that it believes exhibit financial and market characteristics that have produced outstanding performance over time. These characteristics include valuation measures, market trends, operating trends, growth, profitability, and macroeconomic trends. Companies that pass the initial screen are further filtered, giving consideration to the economic and political environment, property rights, regulations, monetary policy, government intervention, and other relevant factors. EARNEST will then perform fundamental analysis on the companies that pass its screens, seeking to identify companies in attractive industries, with developed strategies, sufficient funding, and strong financial results. The assets attributable to this investment strategy will be invested in approximately 60 issuers, with each issuer generally being limited to no more than 5% of the sleeve's assets. Sector and regional weightings for this Portfolio segment are generally constrained at no more than double those of the MSCI ACWI Ex-US Index while emerging markets weightings will generally be constrained at no more than 1.5 times those of such Index.

International Equity (TS&W). Under normal circumstances, at least 80% of the net assets attributable to this investment strategy are invested in equity securities of foreign companies representing at least three countries other than the United States. TS&W currently anticipates investing in at least 12 countries other than the United States. TS&W emphasizes established companies in individual foreign markets and attempts to stress companies and markets that it believes are undervalued.
Generally, this Portfolio segment invests primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although this investment strategy will emphasize larger, more seasoned or established companies, TS&W may invest in companies of varying size as measured by assets, sales, or market capitalization. This segment of the Portfolio invests primarily in securities of companies domiciled in developed countries, but may also invest in emerging markets. Up to 10% of the assets attributable to this investment strategy may be invested in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
TS&W employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-US stocks. Parts one and two of the screen attempt to assess a company's attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. From the model, approximately 600 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W generally limits its investment universe to those companies with a minimum of three years of operating history.
TS&W's analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information, including sell-side research, company filings, and trade periodicals. TS&W analysts also may speak with company management to hear their perspectives and outlook on pertinent business issues. Under normal circumstances, this Portfolio segment holds approximately 80-100 stocks as a result of this process.

Established positions within this segment of the Portfolio are ranked bi-weekly and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock's place in relation to this segment's other portfolio holdings. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid, or another stock presents a more attractive opportunity.

Core Plus Fixed income (Bradford & Marzec). The Bradford & Marzec portfolio management team primarily employs a combination of top-down sector rotation, bottom-up fundamental and technical analysis for issuer and security selection in an attempt to outperform the Barclays US Aggregate Bond Index (the “Barclays Aggregate Bond Index”). The Barclays Aggregate Bond Index includes the majority investment grade asset classes within the US fixed income market. Exposure to additional sectors such as international and high yield bonds will be added opportunistically by Bradford & Marzec when it believes that the market environment favors these sectors.
Overall, the assets attributable to this investment strategy will be invested primarily in fixed income securities, with between approximately 150-250 holdings. In particular, this Portfolio segment may invest up to 20% of its assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Bradford & Marzec to be of comparable quality. In addition, up to 20% of the total assets attributable to this investment strategy may be invested in the securities of non-US issuers and/or in non-US dollar-denominated securities.

Core Fixed income (C.S. McKee). The C.S. McKee portfolio management team employs a primarily bottom-up, value-driven philosophy in an attempt to outperform the Barclays Aggregate Bond Index. This actively managed process will focus on high quality and highly liquid securities, in an attempt to add value through superior security selection and sector allocation. Portfolio duration (i.e., interest rate risk) will typically be held below market levels.
Liquidity Strategy (the Investment Managers). The Portfolio normally invests approximately 2% to 3% of its assets in the Prudential Core Taxable Money Market Fund (the Prudential Core Fund) in order to provide liquidity and to satisfy redemptions. The Prudential Core Fund is managed in compliance with regulations applicable to money market mutual funds, specifically, Rule 2a-7 under the 1940 Act, as amended. The investment objective of the Prudential Core Fund is current income consistent with the preservation of capital and the maintenance of liquidity. The Prudential Core Fund invests in a diversified portfolio of short-term debt obligations issued by the US Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or foreign governments, and municipal bonds and notes. The Prudential Core Fund invests in high-quality money market obligations to try to provide investors with current income while maintaining a stable NAV of $1 per share.

Asset Allocation Ranges for the Portfolio. As set forth above, the Portfolio may gain exposure to the domestic and international equity and fixed income asset classes through allocations to the above-referenced asset managers for investments in securities and through investments in the Prudential Core Fund. The Portfolio also may gain exposure to the relevant asset classes through the use of derivatives, ETFs, and other financial instruments. The Portfolio’s approximate minimum, neutral, and maximum exposures to the asset managers in the relevant investment strategies under normal circumstances are set forth below.

Managers (or Strategies)	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Domestic Equity Managers (or Strategies)	45%	50%	55%
International Equity Managers (or Strategies)	15%	20%	25%
Total Equities Managers (or Strategies)	62.5%*	70%	77.5%**

Fixed income
Core and Core Plus Fixed income Managers (or Strategies)	20%	28%	35%
Cash/Money Market Managers (or Strategies)	0%	2%	10%
Total Fixed income Managers (or Strategies)	22.5%***	30%	37.5%****
*  Notwithstanding the approximate individual minimum exposures for the Domestic Equity (i.e., 45%) and International Equity (i.e., 15%) strategies, the minimum combined exposure to equity managers or strategies is 62.5% of the Portfolio's net assets.
**  Notwithstanding the approximate individual maximum exposures for the Domestic Equity (i.e., 55%) and International Equity (i.e., 25%) strategies, the maximum combined exposure to equity managers or strategies is 77.5% of the Portfolio's net assets.
***  Notwithstanding the approximate individual minimum exposures for the Core and Core Plus Fixed income (i.e., 20%) and Cash/Money Market (i.e., 0%) strategies, the approximate minimum combined exposure to fixed income managers or strategies is 22.5% of the Portfolio's net assets. Fixed income strategies include both domestic and international investments.
****  Notwithstanding the individual maximum exposures for the Core and Core Plus Fixed income (i.e., 35%) and Cash/Money Market (i.e., 10%) asset classes, the maximum combined exposure to fixed income managers or strategies is 37.5% of the Portfolio's net assets.

Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may deviate substantially from the anticipated asset allocation ranges set forth above. To that end, up to 100% of the Portfolio's assets may be invested in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments, or repurchase agreements in order to respond to adverse market, economic, political, or other conditions or to satisfy redemption requests. The Portfolio may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

Investments in Other Investment Companies. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, as amended, and the rules thereunder. These investments would be managed by the Investment Managers and would be used as: (i) a completion strategy to access and adjust exposures to various asset classes and (ii) an overlay strategy to enhance total return and manage portfolio risk at the aggregate level. Under normal market conditions, no more than 10% of the Portfolio's assets would be allocated to such investments. The Investment Managers intend to invest exclusively in other pooled investment vehicles (collectively, the Other Funds) and ETFs as part of these investments. Investments in Other Funds and ETFs will subject this Portfolio segment to the fees and expenses (e.g., investment management fees and other expenses) and risks associated with the relevant Other Funds and ETFs.

AST Parametric Emerging Markets Equity Portfolio
Investment Objective: Long-term capital appreciation.
Principal Investment Policies:
Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices. This 80% policy is not a fundamental policy.
A company is considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Portfolio may invest without limit in foreign securities.

The Portfolio seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors, and issuers. This rules-based strategy uses targeted allocation and systematic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by Parametric's portfolio managers. Parametric's portfolio managers select and allocate across countries based on factors such as size, liquidity, level of economic development, local economic diversification, and perceived risk and potential for growth. The Portfolio expects to maintain a bias to broad inclusion; that is, Parametic's portfolio managers intend to allocate portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets generally emphasize the less represented emerging market countries and attempts to reduce the concentration risks relative to a capitalization-weighted index. The Portfolio's country allocations are rebalanced to their target weights if they exceed a certain predetermined over-weight. The frequency of rebalancing depends on the volatility and trading costs of the individual country. This has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries that have underperformed. Within each country, the Portfolio seeks to maintain exposure across key economic sectors such as industrial/technology, consumer, utilities, basic industry/resource and financial. Relative to capitalization-weighted country indexes, Parametric's portfolio managers generally target weights to these sectors to emphasize the less represented sectors. Parametric's portfolio managers select individual securities as representative of their respective economic sectors and generally weight them by their relative capitalization within that sector.
No more than 25% of the Portfolio's total assets may be denominated in a single foreign currency. The value of foreign assets as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. At times, Parametric's portfolio managers may (but are not obligated to) use hedging techniques (including, without limitation, forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.
The Portfolio may invest in securities of small and new companies. The Portfolio also may invest in privately issued securities, including, without limitation, privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as equity-linked securities). The Portfolio may invest up to 15% of its net assets in privately issued securities.

The Portfolio also may invest in convertible instruments that generally will not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's and lower than BBB by S&P. Convertible debt securities that are not investment grade are commonly called “junk bonds.” The Portfolio may invest up to 20% of its assets in these instruments.

As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on US exchanges or in the US over-the-counter market (including, without limitation, all types of depositary receipts that evidence ownership in underlying foreign securities). The Portfolio's investment in a depositary receipt will satisfy the above-referenced 80% investment policy if the issuer of the depositary receipt is: (i) domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries or (ii) included (or considered for inclusion) as an emerging market issuer in one or more broad-based market indices.

Derivative Strategies. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants). A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives—such as futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, Parametric tries to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Parametric may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. Parametric will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Parametric may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
Other Investments:
The Portfolio may also use the following investments and strategies: exchange-traded funds, initial public offerings, convertible securities and preferred stock, repurchase agreements, reverse repurchase agreements, dollar rolls, and when-issued and delayed-delivery securities. In addition to the principal strategies, the Subadviser also may use the foregoing strategies to try to increase returns or protect its assets if market conditions warrant.
AST PIMCO Limited Maturity Bond Portfolio
Investment Objective: to maximize total return, consistent with preservation of capital and prudent investment management.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio invests in fixed income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (junk bonds) but are rated B or higher by Moody's or equivalently by S&P or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales “ Against the Box.” Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “ floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”, and other similarly structured securities.. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO Total Return Bond Portfolio
Investment Objective: to maximize total return, consistent with preservation of capital, and prudent investment management.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.
The Portfolio invests in fixed income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays US Aggregate Bond Index, as calculated by PIMCO. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (junk bonds) but are rated B or higher by Moody's or equivalently rated by S&P or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality(except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B)). The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage- and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales “ Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. the Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “ floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in each, collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“ CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST Prudential Core Bond Portfolio
Investment Objective: to maximize total return consistent with the long-term preservation of capital.

Principal Investment Policies:

The Portfolio will invest, under normal circumstances, at least 80% of its investable assets in intermediate and long-term debt obligations and high quality money market instruments. The above-referenced 80% test is applied at the time the Portfolio invests; later percentage changes caused by a change in Portfolio assets, market values, or ratings downgrades will not require the Portfolio to dispose of a holding. The Portfolio will not change the above-referenced 80% policy unless it provides at least 60 days prior written notice to contract owners. The types of debt obligations in which the Portfolio may invest, include, without limitation, US Government securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, bank loans by assignment as well as through loan participations, corporate bonds, and municipal bonds.
The Portfolio may invest without limit in debt obligations issued or guaranteed by the US Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the US Government is an obligation of the Government National Mortgage Association. In addition, the Portfolio may invest in US Government securities issued by other government entities, like the Federal National Mortgage Association and the Student Loan Marketing Association which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
The Portfolio will invest, under normal circumstances, at least 80% of its net assets in debt obligations that are rated investment grade. Investment grade debt obligations are those rated within the four highest rating categories assigned by a rating agency such as Moody's, S&P, or Fitch, or, if unrated, determined by the Subadviser to be of comparable quality. Likewise, the Portfolio may invest up to 20% of its net assets in debt obligations rated below investment grade (often referred to as junk bonds) by the major ratings services, or, if unrated, considered to be of comparable quality by the Subadviser. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar.

The Portfolio may also invest in convertible debt and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may invest in leveraged loans. Leveraged loans are business loans made to borrowers that may be US or foreign corporations, partnerships, or other business entities. The interest rates on leveraged loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Such senior loans may be rated below investment grade or, if unrated, deemed by Prudential to be the equivalent of below investment grade securities. The Portfolio’s investment in senior loans will usually be made in the form of participations or assignments.

The Subadviser may use various derivative strategies to try to improve the Portfolio’s returns. The Subadviser may also use hedging techniques to try to protect the Prudential Portfolio’s assets. The Subadviser and the Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities, swaps, and swap options — involves costs and can be volatile. With derivatives, the Portfolio’s subadviser tries to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. The Subadviser may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objective. The Subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives used may not match or offset the Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Portfolio uses derivative strategies, it designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the

SEC. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. Futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities, swaps, and swap options are described in more detail in this Prospectus under the heading “More Detailed Information About Other Investments & Strategies Used By The Portfolios—Additional Investments & Strategies.”
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
Investment Objective: to seek total return.
Principal Investment Policies:
The asset allocation strategy for the Portfolio is determined by QMA. QMA is also responsible for managing the equity segment of the Portfolio. PIM is responsible for managing the fixed income segment of the Portfolio.
The Portfolio invests in a combination of global equity and equity-related securities, debt obligations and money market instruments in order to achieve diversification in a single Portfolio. QMA may also utilize an overlay sleeve for liquidity and allocation changes. The overlay sleeve is generally approximately 5% of the Portfolio’s assets. QMA will adjust the percentage of Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. Under normal conditions, the Portfolio is expected to be invested within the ranges set forth below:
Asset Type	Minimum	Normal	Maximum

Equity and Equity-Related Securities*	60%	70%	80%
Debt Obligations and Money Market Instruments *	20%	30%	40%
*Note: ranges are expressed as a percentage of the Portfolio’s assets and include allocations within the overlay sleeve
Asset Allocation of the Portfolio. In seeking to add value, QMA tactically overweights or underweights asset classes based on perceived investment opportunities. It may actively change allocations among the underlying asset classes based on changing market and economic conditions, and may also periodically rebalance asset allocation portfolios to target asset class weights. Within broad asset classes, QMA may also allocate among sub-asset classes such as US large cap equity, small cap equity, and emerging markets.
Equity Segment. QMA’s equity investment strategy employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the Portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
The equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depository receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Fixed Income Segment. The fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its investable assets in intermediate and long-term debt obligations and high quality money market instruments. In addition, the fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its net assets in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser, and high quality money market instruments. Likewise, the fixed income segment of the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as “ junk bonds”). The fixed income segment of the Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar.
AST QMA EMERGING MARKETS EQUITY Portfolio
Investment Objective: long-term capital appreciation. The investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective.
Principal Investment Policies:
The Portfolio attempts to achieve its investment objective through investment in equity and equity-related securities of emerging market companies. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, depositary receipts for those securities, exchange-traded funds, futures and swaps (generally collateralized with Treasury Bills) of or relating to issuers: (i) located in emerging market countries or (ii) included (or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices. The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above.
QMA's equity investment strategy employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.
A company will be considered to be located in an emerging market if it is listed, headquartered, domiciled, or incorporated in an emerging market country. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, options, equity-linked securities, swaps, and futures.
A change in the securities held by the Portfolio is known as “Portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. No portfolio turnover rate is presented for the Portfolio because it is new.
Additional Investments & Strategies
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant:
■	Depositary Receipts
■	Convertible Debt and Convertible Preferred Stock
■	Derivatives
■	Equity Swaps
■	Exchange Traded Funds
■	Foreign Currency Forward Contracts
■	Futures Contracts
■	Illiquid Securities

■	Options
■	Participation Notes
■	Real Estate Investment Trusts
■	Small Companies
■	Swap Options
■	Swaps
■	Temporary Defensive Investments
■	Total Return Swaps
AST QMA LARGE-CAP PORTFOLIO
Investment Objective: long-term capital appreciation.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange traded funds, securities convertible into common stock, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, or options to purchase common stock.
Quantitative Management Associates LLC’s (QMA) equity investment strategy employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
AST QMA US Equity Alpha Portfolio
Investment Objective: Long-term capital appreciation.
Principal Investment Policies:

The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The Portfolio will normally invest (take long positions) at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of US issuers. For purposes of this non-fundamental investment policy, US issuers are issuers whose primary listing is on a securities exchange or market inside the United States.
By employing this long/short strategy, the Portfolio seeks to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the market cap of the US market and includes the largest 1000 securities in the Russell 3000® Index.

In general, for its long positions, the Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio's active risk. The Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The Portfolio may also sell securities short to manage the Portfolio's active risk.

In rising markets, the Portfolio expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The Portfolio will target approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.

Operational Complexities; Relationship with Prime Broker. Selling short and investing the proceeds from the short sale in additional long positions will require a prime broker to hold the short position in the Portfolio's prime brokerage account, with the custodian bank holding collateral to satisfy the collateral requirements relating to the short positions at the prime broker. As such, a tri-party custody and pledge agreement is required between the custodian bank, the prime broker, and the Portfolio. This structure requires setting up a pledge account with the custodian bank, which is used to satisfy the collateral requirements relating to the short positions at the prime broker. The custodian bank holds the securities from the Portfolio's long position as collateral. The tri-party agreement provides for substitution of collateral, as well as for release of collateral in excess of applicable margin requirements. The tri-party structure requires a more complicated and costly support structure.
Short Sales. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio will have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions before it otherwise intends to do so.
Until the short sale is closed, the broker effecting the short sale typically requires the proceeds or other securities to serve as collateral to secure the Portfolio's obligation to cover the short position. However, the Portfolio may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Portfolio purposes. If the Portfolio does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation.
When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.
Because the Portfolio's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Portfolio sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Portfolio's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

Potential Conflicts: Side-by-Side Management of Long-Only and Long-Short Strategies. QMA currently manages both long-only and long-short strategies. With respect to QMA's management of these strategies side by side, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by QMA's compliance unit to assess whether any such positions would represent a departure from a quantitative algorithm used to derive the positions in each portfolio. QMA's review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios. Such views may actually be reasonable and consistent due to differing portfolio constraints.

Other Investments:

The Portfolio may invest in ADRs, American Depository Shares (ADSs) and other similar receipts or shares traded in US markets to be US securities. Additional investments may include ETFs. The Portfolio may invest in derivatives, such as futures contracts or equity swaps, for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund's investment objective).

In addition, the Portfolio may also (1) hold common stock or warrants received as the result of an exchange or tender offer, (2) buy or sell securities on a forward commitment basis, (3) lend its portfolio securities, (4) invest in options, futures, forwards and equity swaps, (5) engage in reverse repurchase agreements for investment purposes, (6) borrow money for investment purposes, and (7) borrow money for temporary or emergency purposes.
AST Quantitative Modeling Portfolio
Investment Objective: to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles.
Principal Investment Policies:

General. The Portfolio operates as a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in a combination of Underlying Portfolios in accordance with its own specialized asset allocation strategy. Currently, the only Underlying Portfolios in which the Portfolio invests are other investment portfolios of the Fund and certain money market funds advised by the investment managers or their affiliates. Consistent with the investment objectives and policies of the Quantitative Modeling Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used as investment options for the Capital Growth Segment or the Fixed income Segment.
Capital Growth Segment. QMA, the sole subadviser for the Portfolio, constructs a neutral allocation for the Capital Growth Segment. The neutral allocation initially divides the assets attributable to the Capital Growth Segment across three broad-based securities benchmark indexes: the Russell 3000 Index, the Barclays US Aggregate Bond Index, and the MSCI EAFE Index. The neutral allocation generally emphasizes investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Capital Growth Segment is generally determined by PI. PI employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation established by QMA. QMA then performs its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA further adjusts the neutral allocation and the preliminary Underlying Portfolio weights for the Capital Growth Segment based upon its views on certain factors, including, but not limited to, the following:

■	asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities and money market instruments);
■	geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
■	investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
■	market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and
■	“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as “junk bonds”), or cash.
The assets of the Capital Growth Segment are invested in accordance with the table below under normal circumstances.

Percentage of Capital Growth Segment Net Assets Allocated to Underlying Portfolios Investing Primary in Equity Securities (“Equity *Underlying Portfolios”)	Percentage of Capital Growth Segment Net Assets Allocated to Underlying Portfolios Investing Primary in Debt Securities and Money Market Instruments (“Debt-Money Market Underlying Portfolios”)
75% (Generally range from 67.5%-80%)	25% (Generally range from 20%-32.5%)

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with the Quantitative Modeling Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance the Capital Growth Segment's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Fixed income Segment. The net assets attributable to the Fixed income Segment are invested in the AST Investment Grade Bond Portfolio (the AST Bond Portfolio). The investment objective of the AST Bond Portfolio is to seek to maximize total return, consistent with the preservation of capital and liquidity needs. Under normal market conditions, the AST Bond Portfolio invests at least 80% of its investable assets in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB or higher by S&P, Baa or higher by Moody's, BBB or higher by Fitch or, if unrated, are determined by the Subadviser to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed income securities with such ratings. All references to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. Prudential Investment Management, Inc. (PIM), the Subadviser for the AST Bond Portfolio, currently intends to maintain an overall weighted average credit quality rating of A– or better for the AST Bond Portfolio. This target overall credit quality for the AST Bond Portfolio is based on ratings as of the date of purchase. In the event the AST Bond Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.
PIM has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. PIM uses qualitative and quantitative analysis to evaluate each bond issue considered for the AST Bond Portfolio. In selecting portfolio securities for the AST Bond Portfolio, PIM considers economic conditions and interest rate fundamentals. PIM also evaluates individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.
The AST Bond Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the AST Bond Portfolio emphasizes investments in several different types of securities and financial instruments, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The AST Bond Portfolio also may invest up to 50% of its total assets in US dollar-denominated debt securities issued in the United States by certain foreign issuers and up to 10% of its investable assets in non-investment grade bonds (also referred to junk bonds).
Overview of Operation of Quantitative Model. Approximately 90% of the Quantitative Modeling Portfolio's net assets are allocated to the Capital Growth Segment, with the remainder of its net assets (i.e., approximately 10%) allocated to the Fixed income Segment. Portfolio assets are transferred between the Capital Growth Segment and the Fixed income Segment based on the application of a quantitative model to the Portfolio's overall net asset value

(NAV) per share. In general terms, the model seeks to transfer Portfolio assets from the Capital Growth Segment to the Fixed income Segment when the Portfolio's NAV per share experiences certain declines and from the Fixed income Segment to the Capital Growth Segment when the Portfolio's NAV per share experiences certain increases or remains flat over certain periods of time. These positive and negative movements in the Portfolio's NAV per share are measured by reference to a “target NAV per share”, which itself will be based, in part, on previous highs of the Portfolio's actual NAV per share. Such “target NAV per share” will fluctuate over time as the Portfolio's actual NAV per share rises and falls. The model, however, will not generate: (i) a transfer to the Fixed income Segment from the Capital Growth Segment that would result in more than 90% of the Quantitative Modeling Portfolio's net assets being allocated to the Fixed income Segment, (ii) a large-scale transfer between the Portfolio's segments that exceeds certain pre-determined percentage thresholds. Notwithstanding such limits on transfers between the two segments, more than 90% of the Quantitative Modeling Portfolio's net assets may be allocated to a particular segment at a given point in time due to an increase in the aggregate value of that segment and/or a decline in the aggregate value of the other segment.
In an effort to reduce transaction costs, the investment managers or QMA may decline to implement a transfer between the Portfolio's segments that would otherwise be initiated by the quantitative model to the extent such transfer does not exceed certain pre-determined percentage thresholds. In addition, the quantitative model is proprietary and may be changed by the investment managers or QMA over time. The investment managers or QMA may determine that such a change is appropriate for a variety of reasons, including, without limitation, due to changing market, financial, or economic conditions or to make enhancements to the model based on actual experience.
Overall Asset Allocation for Quantitative Modeling Portfolio. Below are the approximate exposures to Equity Underlying Portfolios and Debt-Money Market Underlying Portfolios that would result from: (i) an allocation of 90% of the Quantitative Modeling Portfolio's assets to the Capital Growth Segment and the corresponding allocation of Portfolio assets (i.e., 10%) to the Fixed income Segment; (ii) an even division of Portfolio assets between the Capital Growth Segment and the Fixed income Segment; and (iii) an allocation of 90% of the Quantitative Modeling Portfolio's assets to the Fixed income Segment and the corresponding allocation of Portfolio assets (i.e., 10%) to the Capital Growth Segment.

	Assumed Allocation of Portfolio Assets: 90% Capital Growth Segment* and 10% Fixed income Segment	Assumed Allocation of Portfolio Assets: 50% Capital Growth Segment* and 50% Fixed income Segment	Assumed Allocation of Portfolio Assets: 10% Capital Growth Segment* and 90% Fixed income Segment
% of Portfolio Assets Allocated to Equity Underlying Portfolios	67.5%	37.5%	7.5%
% of Portfolio Assets Allocated to Debt-Money Market Underlying Portfolios	32.5%	62.5%	92.5%

* Assumes that 75% of the Capital Growth Segment's net assets will be invested in Equity Underlying Portfolios while the remaining 25% of the Capital Growth Segment's net assets will be invested in Debt-Money Market Underlying Portfolios.

As shown in the table immediately above, a shareholder's specific investment experience depends, in part, on how the Portfolio's assets are allocated between the Capital Growth Segment and the Fixed income Segment during the period in which the shareholder invested in the Portfolio.
AST RCM WORLD TRENDS Portfolio
Investment Objective: To seek the highest potential total return consistent with its specified level of risk tolerance
Principal Investment Policies:

The subadviser allocates assets among the seven investment strategies set forth below. The Portfolio takes the innovative approach of blending these strategies according to the asset allocation structure designed by the Portfolio’s investment managers and the Subadviser. For each strategy, we show below the neutral weight. More information on asset allocation, including minimums and maximums under normal circumstances, are set forth in the “Asset Class” chart, below.
■	RCM Best Styles Global (30%). This is a core global equity strategy that seeks to exploit the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth. It seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.
■	US Equity Core (17.5%). Based on a belief that investor sentiment fluctuates more widely than underlying fundamentals, and that low expectation/valuation stocks provide more downside risk protection and more upside potential, this strategy identifies undervalued companies undergoing positive change through a disciplined investment process, which is built upon stock screening and fundamental research.
■	European Growth (5%). Based on a belief that share prices are driven in the medium- to long-term by the growth of earnings and cash flows, and that markets are often inefficient in valuing growth businesses, this strategy constructs high-conviction portfolios with a long-term investment horizon through a pure bottom-up stock picking approach that emphasizes structural growth.
■	Enhanced Fixed income (40%). Based on a belief that fixed income markets display inefficiencies that can be systematically exploited through an active and disciplined investment process, this strategy combines proprietary research with sophisticated portfolio construction tools and seeks to outperform the benchmark while adhering to stringent risk guidelines.
■	European Small Caps (2.5%). This strategy targets mid- to long-term stable outperformance through a fundamental bottom-up investment process with a tilt towards high quality small cap companies.
■	Best Styles Emerging Markets (2.5%). In emerging markets, investment styles have been even more successful in the past decade than in developed markets, where single investment style volatility has proven less pronounced. This strategy exploits the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth, and seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.
■	Commodities (2.5%). Based on a belief that inefficiencies in commodities markets can be exploited systematically using well researched and disciplined investment processes combining fundamental knowledge and advanced risk management skills, this strategy seeks to provide exposure to rising commodity markets and generate alpha through active allocation across commodities, while mitigating downside returns through sophisticated tail risk management tools.
Asset Allocation Ranges. Under normal circumstances, approximately 60% of the Portfolio’s net assets are invested to provide exposure to equity securities and approximately 40% of its net assets are invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 50-70% of the Portfolio's net assets and such fixed income exposure may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.); and (iii) the purchase of Underlying ETFs. More specific information regarding the Portfolio’s minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Global Equity	20.0%	30.0%	40.0%[1]
US Large-Cap Equity	10.0%	17.5%	20.0%
European Large/Mid-Cap Equity	3.0%	5.0%	7.0%[1]
European Small-Cap Equity	1.0%	2.5%	4.0%[1]
Emerging Markets Equity	0.0%	2.5%	8.0%[1]
Commodities	0.0%	2.5%	8.0%
Total Equities	50%[2]	60%	70%[3]

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Fixed income
US Treasuries	15.0%	25.0%	35.0%
US Corporates	5.0%	10.0%	15.0%
Emerging Markets Debt	0.0%	5.0%	8.0%
Cash	0.0%	0.0%	20.0%
Total Fixed income	30%[4]	40%	50%[5]
1Notwithstanding the individual maximum exposures for the Global Equity, European Large/Mid-Cap Equity, European Small-Cap Equity, and Emerging Markets Equity segments, the maximum combined exposure to non-US equity investments within these segments that are not denominated in US dollars is 35%.
2 Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 50% of the Portfolio’ s net assets.
3 Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 70% of the Portfolio’ s net assets.
4 Notwithstanding the individual minimum exposures for the various fixed income segments, the minimum combined exposure to fixed income investments is 30% of the Portfolio’s net assets.
5 Notwithstanding the individual maximum exposures for the various fixed income segments, the maximum combined exposure to fixed income investments is 50% of the Portfolio’s net assets.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by one of the Portfolio’s investment managers or its affiliates. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.

AST SCHRODERS GLOBAL TACTICAL Portfolio

Investment Objective: To outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays US Aggregate Bond Index (30%). This investment objective and the blended performance benchmark are not fundamental policies of the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies:

The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, Underlying Portfolios, and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no less than three countries). The Subadvisers use various investment strategies, currency hedging, and a global tactical asset allocation strategy in order to help the Portfolio achieve its investment objective.
Under normal circumstances, approximately 70% of the Portfolio's net assets will be invested to provide exposure to equity securities and approximately 30% of its net assets will be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 60-80% of the Portfolio's net assets and such fixed income exposure may range between 20-40% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying Portfolios. The Portfolio may also invest up to 5% of its net assets in alternative investments. More specific information regarding the Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. Such exposures are preliminary and subject to change at any time.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Domestic Equities	35%	45%	55%*
International Equities +	15%	25%	30%*

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Investment Grade Bonds***	20%	30%	40%**
High Yield or “Junk” Bonds***	0%	2%	10%**
Alternatives	0%	0%	5%
+ Under normal circumstances, the Subadvisers will hedge approximately one-half of the foreign currency exposure resulting from the Portfolio's international equity investments back into the US dollar. The Subadvisers will not, however, be required to engage in such hedging and may also hedge a different portion or all of the Portfolio's foreign currency exposure in connection with these investments. In addition, no more than 15% of the Portfolio's assets may be invested in issuers located in emerging market countries.

* Notwithstanding the individual maximum exposures for domestic equities (i.e., 55%) and international equities (i.e., 30%), the maximum combined exposure to equities is 80% of the Portfolio's net assets.

**  Notwithstanding the individual maximum exposures for investment grade bonds (i.e., 40%) and high yield or “junk” bonds (i.e., 10%), the maximum combined exposure to fixed income securities is 40% of the Portfolio's net assets.
***US dollar-denominated sovereign and corporate emerging market debt is included in the Investment Grade and/or High Yield allocation. Local currency emerging market debt is included in the Alternatives allocation.
Principal Investments (Traditional Asset Classes). The traditional asset classes in which Portfolio assets may be invested are described below.
EQUITY INVESTMENTS. The Portfolio may invest in the equity securities of US or foreign issuers of any size. The Portfolio may also invest any portion of its assets in equity securities of issuers located in “emerging market” countries. The Portfolio may purchase securities in initial public offerings. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks. In selecting equity securities for the Portfolio, the Subadviser may seek to identify securities of companies in industries, sectors, or geographical regions that they believe are undervalued or otherwise offer significant potential for capital appreciation, and companies that they believe offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.
INVESTMENT GRADE FIXED INCOME INVESTMENTS. The Portfolio may invest in the debt securities of investment grade rated issuers located anywhere in the world, including emerging markets, that are believed to offer the potential for attractive capital appreciation, current income, or both. The debt securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the US Government or its agencies or instrumentalities; (ii) debt securities of domestic or foreign corporations; (iii) mortgage-backed and other asset-backed securities; (iv) obligations of international sovereigns or agencies or supranational entities; (v) debt securities convertible into equity securities; (vi) inflation-indexed bonds; (vii) structured notes, including hybrid or “indexed” securities, event-linked bonds, and loan participations or assignments; and (viii) delayed funding loans and revolving credit facilities. The fixed income securities in which the Portfolio may invest include securities that make payments of: (i) interest at fixed rates or at floating or variable rates or (ii) principal or interest at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.
HIGH YIELD DEBT SECURITIES. The Portfolio may invest in debt or fixed income securities rated below “investment grade” (also referred to as “junk bonds” or “high-yield bonds”) that are issued by US or non-US (including emerging market) corporations, governments, government agencies, or supranational organizations. Generally, lower rated securities pay higher yields that highly rated securities to compensate investors for the higher risk.
THEMATIC BASKETS. The subadviser may from time to time build bespoke, thematic baskets of stocks and bonds in an attempt to capture themes that are not readily available via an off-the-shelf fund or instrument.
GLOBAL TACTICAL ASSET ALLOCATION INVESTMENT STRATEGY. The subadviser will seek to enhance total return and manage risk of the Portfolio by utilizing its Global Tactical Asset Allocation strategy. This investment strategy will employ a flexible investment approach across a diversified range of global asset classes such as equities, bonds, currencies, and real assets. This strategy may use derivatives and will function as an overlay strategy at the aggregate Portfolio level.

SHORT-TERM INVESTMENTS. The Portfolio may invest in short-term, high quality investments, including, without limitation, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, and repurchase agreements. The Portfolio also may invest without limitation in money market funds or similar pooled investments, including those managed, advised, or sponsored by the Investment Managers or their respective affiliates.
TEMPORARY DEFENSIVE INVESTMENTS. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Investment Managers or their affiliates. Investing heavily in these securities will limit the Sub-Adviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.
DERIVATIVES. The Portfolio may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swap agreements, total return swap agreements, options (puts and calls) purchased or sold by the Portfolio, commodity swap agreements, and structured notes. The Portfolio may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Portfolio and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage.
Principal Investments (Alternative Asset Classes). The alternative asset classes in which Portfolio assets may be invested are described below.
EMERGING MARKETS DEBT. The Portfolio may invest in fixed income instruments of issuers that are economically tied to emerging markets countries. Such securities may be denominated in non-UScurrencies and the US dollar.  (For purposes of the investment ranges contained within the table on page 460, non-US dollar instruments are considered part of the Emerging Markets Debt category and US dollar instruments are considered part of the Investment Grade or High Yield category.) A security is economically tied to an emerging market country if it: (i) is principally traded on the securities markets of an emerging markets country, or (ii) the issuer is organized or principally operates in an emerging markets country, derives a majority of its income from its operations within an emerging markets country, or has a majority of its assets in an emerging markets country.
REAL ESTATE. The Portfolio may invest in real-estate related securities, such as equity or mortgage real estate investment trusts (REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.
ABSOLUTE RETURN. The Portfolio may invest in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or fixed income positions and investments in derivatives. Absolute return investments will normally be selected with the intent of providing predictable, hedged returns over time.
INFRASTRUCTURE. The Portfolio may invest in securities of US and non-US issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

COMMODITIES. The Portfolio may make investments that are intended to provide exposure to one or more physical commodities or securities indices. Commodities investments may include, by way of example, futures contracts, commodity index-linked instruments, suchas commodity swaps, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.
CURRENCIES. The Portfolio may take investment positions in various foreign currencies, including actual holdings of those currencies. These investments may also forward contracts, futures contracts, swap agreements, and option contracts with respect to foreign currencies.
PRIVATE EQUITY. The Portfolio also may make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.
VOLATILITY. The Portfolio may take positions in volatility investments, such as volatility futures (which are based on the volatility of a market index), variance swaps (where the payout is linear to variance and therefore should rise at a higher rate than volatility) and other such instruments that allow the Portfolio to make a volatility play independent of the direction and level of security prices.

AST Schroders Multi-Asset World Strategies Portfolio
Investment Objective: long-term capital appreciation.
Principal Investment Strategies:

The Portfolio seeks long-term capital appreciation through a flexible global asset allocation approach. This asset allocation approach entails investing in traditional asset classes, such as equity and fixed income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies. Absolute return measures the return that an asset achieves over a certain period of time. Absolute return strategies differ from relative return strategies because they are concerned with the rate of return of a particular asset and do not compare returns with other measures or benchmarks as with relative return strategies. The Portfolio is a diversified investment company as defined in the 1940 Act. The Portfolio's Subadvisers are Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.). The Subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing the Portfolio's assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as hedge funds) (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments, including swap agreements.
The Subadvisers seeks to emphasize the management of risk and volatility. Generally, the Subadvisers seek to minimize the volatility of the Portfolio by:

■	Using a wide range of asset classes whose investment performance the Subadvisers believe will not be highly correlated with each other;
■	Employing asset allocation positioning with the aim of providing greater stability of investment performance; and
■	Employing derivatives to seek to limit the potential for loss in times of market volatility.
Each asset class is reviewed on an ongoing basis by the Subadvisers to determine whether it provides the opportunity to enhance investment performance or to reduce risk. Exposure to different asset classes and investment strategies will vary over time based upon the Subadvisers' assessment of changing market, economic, financial, and political factors and events that the Subadvisers believe may impact the value of the Portfolio's investments. The Subadvisers rely on proprietary asset allocation models to adjust the amount of the Portfolio's investments in the various asset classes.

The Subadvisers may sell securities when they believe that the underlying assets no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value.

Asset Allocation. The approximate allocations of the Portfolio across asset classes as of January 31, 2013 is set forth in the table below. Subject to then-current market, economic, and financial conditions, the Subadvisers expect that the assets of the Portfolio will be allocated in accordance with the ranges set forth in the table below. Such allocations and ranges are approximate and subject to change. The Portfolio may gain exposure to each asset class directly through investments in securities, through investments in Underlying Funds, or through the use of derivatives and other financial instruments. The anticipated investment ranges and the Portfolio's actual exposure to the various asset classes referenced below will change over time, in response to changes in the Subadvisers' assessment of changing market, economic, financial, and political conditions.

Asset Class	Approximate Current Allocation	Anticipated Investment Ranges
Equity Investments	47%	40-60%
Investment Grade Fixed income Investments	22%	20-30%
Alternative Investments	23%	10-30%
Cash and Other Short-Term Investments	8%	0-20%

Principal Investments (Traditional Asset Classes). The traditional asset classes in which Portfolio assets may be invested are described below.

EQUITY INVESTMENTS. The Portfolio may invest in the equity securities of US or foreign issuers of any size. The Portfolio also may invest any portion of its assets in equity securities of issuers located in “emerging market” countries. The Portfolio may purchase securities in initial public offerings. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks. In selecting equity securities for the Portfolio, the Subadvisers may seek to identify securities of companies in industries, sectors, or geographical regions that they believe are undervalued or otherwise offer significant potential for capital appreciation, and companies that they believe offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.
INVESTMENT GRADE FIXED INCOME INVESTMENTS. The Portfolio may invest in the debt securities of issuers located anywhere in the world that are believed to offer the potential for attractive capital appreciation, current income, or both. The debt securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the US Government or its agencies or instrumentalities; (ii) debt securities of domestic or foreign corporations; (iii) mortgage-backed and other asset-backed securities; (iv) obligations of international agencies or supranational entities; (v) debt securities convertible into equity securities; (vi) inflation-indexed bonds; (vii) structured notes, including hybrid or “indexed” securities, event-linked bonds, and loan participations or assignments; and (viii) delayed funding loans and revolving credit facilities. The fixed income securities in which the Portfolio may invest include securities that make payments of: (i) interest at fixed rates or at floating or variable rates or (ii) principal or interest at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.
THEMATIC BASKETS. The subadviser may from time to time build bespoke, thematic baskets of stocks and bonds in an attempt to capture themes that are not readily available via an off-the-shelf fund or instrument.
SHORT-TERM INVESTMENTS. The Portfolio may invest in short-term, high quality investments, including, without limitation, commercial paper, bankers' acceptances, certificates of deposit, bank time deposits, and repurchase agreements. The Portfolio also may invest without limitation in money market funds or similar pooled investments, including those managed, advised, or sponsored by the investment managers or their respective affiliates.

TEMPORARY DEFENSIVE INVESTMENTS. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Investment Managers or their affiliates. Investing heavily in these securities will limit the Sub-Adviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.

Principal Investments (Alternative Asset Classes). The alternative asset classes in which Portfolio assets may be invested are described below.

EMERGING MARKETS DEBT. The Portfolio may invest in fixed income instruments of issuers that are economically tied to emerging markets countries. Such securities may be denominated in non-US currencies and the US dollar. A security is economically tied to an emerging market country if it: (i) is principally traded on the securities markets of an emerging markets country, or (ii) the issuer is organized or principally operates in an emerging markets country, derives a majority of its income from its operations within an emerging markets country, or has a majority of its assets in an emerging markets country.
HIGH YIELD DEBT SECURITIES. The Portfolio may invest in debt or fixed income securities rated below “investment grade” (also referred to as junk bonds or high-yield bonds) that are issued by US or non-US (including emerging market) corporations, governments, government agencies, or supranational organizations. Generally, lower rated securities pay higher yields that highly rated securities to compensate investors for the higher risk.

REAL ESTATE. The Portfolio may invest in real-estate related securities, such as equity or mortgage real estate investment trusts (REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

ABSOLUTE RETURN. The Portfolio may invest in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or fixed income positions and investments in derivatives. Absolute return investments will normally be selected with the intent of providing predictable, hedged returns over time.
INFRASTRUCTURE. The Portfolio may invest in securities of US and non-US issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

COMMODITIES. The Portfolio may make investments that are intended to provide exposure to one or more physical commodities or securities indices. Commodities investments may include, by way of example, futures contracts, commodity index-linked instruments, suchas commodity swaps, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.
CURRENCIES. The Portfolio may take investment positions in various foreign currencies, including actual holdings of those currencies. These investments may also forward contracts, futures contracts, swap agreements, and option contracts with respect to foreign currencies.
PRIVATE EQUITY. The Portfolio also may make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.

VOLATILITY. The Portfolio may take positions in volatility investments, such as volatility futures (which are based on the volatility of a market index), variance swaps (where the payout is linear to variance and therefore should rise at a higher rate than volatility) and other such instruments that allow the Portfolio to make a volatility play independent of the direction and level of security prices.

DERIVATIVES. The Portfolio may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swap agreements, total return swap agreements, options (puts and calls) purchased or sold by the Portfolio, commodity swap agreements, and structured notes. The Portfolio may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Portfolio and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage.
AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadvisers intend to focus the Portfolio's investments will change with market conditions.
Eagle is responsible for managing a portion of the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.
Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Emerald is also responsible for managing a portion of the Portfolio’s assets. Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small-cap markets. Emerald is dedicated to intense fundamental, bottom-up research designed to identify unrecognized, under-researched, undervalued as well as overvalued companies. Since over 400 of the Russell 2000 companies are covered by two or fewer sell-side brokerage firms, Emerald believes there is extraordinary opportunity in the small capitalization markets. Emerald strives to construct portfolios which bear little resemblance to the broad market and are comprised of companies that “they strive to know better than anyone else.”

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

AST Small-Cap Value Portfolio
Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the investment managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the investment managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:
J.P. Morgan: follows a multi-step process. First, a rigorous proprietary multifactor quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its sector based on a number of factors including valuation based metrics and improving business trends and market sentiment. Next, the strategy incorporates a qualitative overlay where the results of the quantitative model are reviewed and modified based by the portfolio management team to ensure the validity of the data, that the trades recommended truly meet our investment theses and out of the model issues are captured. Finally, a quadratic optimization portfolio construction process is employed to overweight the stocks with the highest return potential while minimizing uncompensated risks relative to the benchmark (as measured by the BARRA risk model). The resulting portfolio is one that closely approximates the risk characteristics of the Russell 2000 Value Index while adding value through stock selection.

Lee Munder Capital Group seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, LMCG generally looks to the following: (1) low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) low stock price relative to a company's underlying asset values; and (3) a sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.
ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for “value” attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.
Other Investments:

Although the Portfolio will invest primarily in US common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

As of February 28, 2013, J.P. Morgan was responsible for managing approximately 44% of the Portfolio's assets, LMCG was responsible for managing approximately 28% of the Portfolio's assets, and ClearBridge was responsible for managing approximately 27% of the Portfolio's assets.

AST T. Rowe Price Asset Allocation Portfolio

Investment Objective: a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

Principal Investment Policies:
The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities.

Up to 10% of the equity portion of the Portfolio may be allocated in a real assets segment. The assets of this segment are invested with the specific intention of providing exposure to equity securities of companies that derive a significant portion of their profits or revenues from, or invest a significant portion of their assets in real assets and activities related to real assets. For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities.
The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies. Notwithstanding the individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of the Portfolio) and foreign fixed income securities (i.e., 50% of fixed income portion of Portfolio), the maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.

The precise mix of equity and fixed income investments depends on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

Equity Securities. When selecting particular stocks to purchase, the Subadviser examines relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall US market while international equities are selected primarily from large companies in developed countries. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the sub-advisor's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. All of these agreements are considered derivatives and to the extent the Portfolio enters into swap agreements, it will be exposed to additional volatility and potential losses. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.
The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
Investment Objective: seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Principal Investment Policies:
The Portfolio will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with 65% of net assets (including any borrowings for investment purposes) in dividend-paying common stocks of well-established companies.
The Portfolio will typically employ a “value” approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. Value investors seek to invest in companies whose stock prices are low in relation to an investor’s view of their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price.
Some of the principal measures used to identify such stocks are:
Price/earnings ratio. Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.
Price/book value ratio. Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, or that of its competitors, or its own historical norm could indicate a stock that is undervalued.
Dividend yield. A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity. For example, a stock selling at $10 with an annual dividend of $0.50 has a 5% yield.
Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company’s stock can go up or down in response to earnings or to fluctuations in the general market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may hold up better in falling markets.
T. Rowe Price believes that income can be a significant contributor to total return over time and expects the Portfolio's yield to be above that of the Standard & Poor’s 500 Stock Index.

Price/cash flow. Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.
Undervalued assets. This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.
Restructuring opportunities. Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.
Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.
Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.
Other Investments:
While most assets will be invested in common stocks, the Portfolio may employ other strategies that are not considered part of the Portfolio’s principal investment strategies. From time to time, the Portfolio may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the Portfolio may invest, to a limited extent, in futures. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the Portfolio and maintain liquidity while being invested in the market. To the extent the Portfolio invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the futures contract’s underlying assets.
The use of futures or other derivatives, if any, exposes the Portfolio to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index, and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value. The Portfolio could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.
Debt Instruments and Junk Bonds. Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in debt instruments, including up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds) and loans. Portfolio investments in convertible securities are not subject to this limit.
Foreign Securities. Portfolio investments in foreign securities are limited to 25% of total assets. Subject to the overall limit on Portfolio investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

The Portfolio may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency contracts, which are contracts between two counterparties to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as proxy hedging. If the Portfolio were to engage in any of these foreign currency transactions, it would be primarily to protect its foreign securities from adverse currency movements relative to the US dollar. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Convertible Securities and Warrants. Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Futures and Options. Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right (when the investor purchases the option), or the obligation (when the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing a fund’s exposure to a specific part or broad segment of the US market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Portfolio’s initial investment in such contracts.

Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Portfolio investments in hybrid instruments are limited to 10% of total assets.
Portfolio Turnover. Turnover is an indication of frequency of trading. The Portfolio will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the Portfolio purchases or sells a security, it incurs a cost. This cost is reflected in its net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on a Portfolio’s total return.

Temporary, Defensive Investments. When T. Rowe Price believes market or economic conditions are unfavorable, it may invest up to 100% of the Portfolio’s assets in a temporary defensive manner by holding all or a substantial portion of Portfolio assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term US government securities, high-grade commercial paper, bank obligations, repurchase agreements, and other money market instruments. T. Rowe Price also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity, or to satisfy redemption requests. In these circumstances, the Portfolio may be unable to achieve its investment goal.
Additional Strategies. The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). T. Rowe Price will seek to maintain an adequate level of portfolio liquidity for the Portfolio, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio's net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other portfolio securities.

AST T. Rowe Price Large-Cap Growth Portfolio

Investment Objective: long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies:
The Portfolio takes a growth approach to investing and normally invests at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.
Other Investments:
In addition to investing in equity securities, the Portfolio also may:
■	invest up to 20% of its net assets in convertible securities;
■	invest up to 10% of its net assets in rights or warrants;
■	invest up to 15% of its total assets in foreign securities;
■	purchase and sell exchange-traded index options and stock index futures contracts; and
■	write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets.

American Depositary Receipts (ADRs) and other US-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

AST T. Rowe Price Natural Resources Portfolio
Investment Objective: long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies.
The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Subadviser's outlook for inflation. When selecting stocks, the Subadviser looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.
As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.
Other Investments:

Although the Portfolio invests primarily in common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.
Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's investments in foreign securities, or even in US companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

AST TEMPLETON GLOBAL BOND PORTFOLIO
Investment Objective: to provide current income with capital appreciation and growth of income.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in fixed income securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.
The Portfolio invests predominantly in bonds issued by governments and government agencies located around the world. The Portfolio may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset, or currency of any nation. The Portfolio may invest without limit in developing markets. Under normal market conditions, the Portfolio expects to invest at least 40% of its net assets in foreign securities. In addition, the Portfolio’s assets are invested in issuers located in at least three countries (including the US). Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.
Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by independent rating agencies such as S&P or Moody’s or, if unrated, determined by the Portfolio’s subadviser to be of comparable quality. However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. Such lower rated but higher yielding securities are sometimes referred to as “junk bonds.” If, subsequent to its purchase a security is downgraded in rating or goes into default, the Portfolio will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately. The Portfolio is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
Many debt securities of non-US issuers, and especially developing market issuers, are rated below investment grade or are unrated so that their selection depends on the subadviser’s internal analysis.
For purposes of pursuing its investment goal, the Portfolio regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, currency and currency index futures contracts and currency swaps. The use of derivative currency transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Portfolio’s investment returns. The Portfolio may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures); swap agreements (which may include interest rate and credit default swaps); options on interest rate or bond futures, and options on interest rate swaps. The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The subadviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.
The Portfolio may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Portfolio returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the subadviser believes that the value of a particular foreign currency is expected to increase compared to the US dollar, the Portfolio could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of US dollars to be paid by the Portfolio under the contract, the Portfolio will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Portfolio is denominated in that currency, or it may be used to hedge the Portfolio’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

Various factors, such as availability and cost, are considered in decisions of whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in any derivative transactions.
The subadviser allocates the Portfolio’s assets based upon its assessment of changing market, political, and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. The subadviser may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when the subadviser believes another security is a more attractive investment opportunity.

AST Wellington Management Hedged Equity Portfolio
Investment Objective: To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure in up markets through investments in Wellington's underlying equity investment strategies.
Principal Investment Policies:
General. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that generates attractive total returns over a full market cycle with significant downside equity market protection.
The Portfolio utilizes a select spectrum of Wellington Management's equity investment strategies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.

Description of Equity Index Option Overlay and Index Options. The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market, the Portfolio may purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy also involves the sale of call options on the S&P 500 Index and the sale of a deeper “ out-of-the-money” put option on the S&P 500 Index with respect to a significant portion of the Wellington Management Portfolio's common stock holdings. The Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Portfolio's common stock holdings.

Options on an index differ from options on securities because: (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Portfolio, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Portfolio as the seller of the index call option.

As the purchaser of an index put option, the Portfolio, in exchange for paying a premium to the seller, has the right to receive a cash payment from the seller of the option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Portfolio would ordinarily realize a gain if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Portfolio sells the index put option prior to its expiration at a price that is higher than its cost. The Portfolio purchases index put options to protect the Portfolio from a significant market decline over a short period of time. However, because the Portfolio generally purchases index put options that are significantly “ out-of-the-money”, the Portfolio will not be fully covered against all market declines. An index put option is “out-of-the-money” when its exercise price is less than the cash value of the underlying index. In addition, the Portfolio may not own index put options on the full value of its common stock holdings. As a result, the Portfolio may be subject to a greater risk of loss with respect to its common stock holdings in the event of a significant market decline over a short period of time. When evaluating the performance of the put option spread, it is important to understand how the value of an option changes on a daily basis prior to expiration. The market value of an option is a function of market volatility, time to maturity, and how close or far the option is from being in-the-money. While our long put option position can be in-the-money and have significant value when the market declines, the put option we short can also increase in value (detract from performance) due to a sudden drop in the market, increased volatility, and the long time to maturity. In this environment, the time value of the short put position can temporarily offset a portion of the protection provided by the value of the long put.

Through use of its integrated strategy of selling index call and put options and purchasing index put options (supported by an underlying equity portfolio), Wellington Management seeks to provide higher risk adjusted returns over a market cycle than simply owning the underlying equity market index. No assurance can be given that this strategy will be successful or that it will achieve its intended results. In down markets, Wellington Management expects the put protection would help to mitigate downside risk. In steady markets, Wellington Management will seek to overcome any associated performance drag from the options premium through underlying manager performance. In up markets, although Wellington Management will also seek to overcome any associated performance drag from the options premium through underlying manager performance, there may be situations where the call options create a drag on performance versus the underlying equity market index (strong rising markets).
Overview of Equity Investment Strategies. As set forth above, the Portfolio combines a select spectrum of Wellington Management's equity investment strategies. These strategies have a distinct focus on downside risk management. Individual portfolio managers for the various equity strategies may employ a variety of processes with a goal of limiting downside risk, including, but not limited to, use of scenario or probability analysis, a focus on high quality companies, sell discipline, or opportunistic use of cash. The portfolio management team at the overall Portfolio level is tasked with identifying and combining these individual equity strategies into a diversified fund. Underlying equity strategies are combined based on a variety of factors, leveraging the experience of the portfolio management team at the overall Portfolio level in risk management and portfolio construction. These portfolio construction techniques incorporate a qualitative understanding of each underlying portfolio manager and their process along with quantitative techniques such as alpha correlation, style analysis, risk profile analysis and scenario/market environment analysis. Wellington Management structures the overall Portfolio in an attempt to minimize all systematic biases other than capital protection orientation and seeks to obtain the overall Portfolio's investment objective by combining these different equity strategies into a single Portfolio. Each investment approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale. Wellington Management expects that the strategies in the aggregate will represent an opportunistic, flexible and diversified fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations. While the individual portfolio managers for the various equity investment strategies are given full discretion to manage their portion of the Wellington Management Portfolio, the overall portfolio management team is responsible for the addition or removal of investment strategies as well as allocating Portfolio assets among the component investment strategies.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities limits Wellington Management's ability to achieve the Portfolio's investment objectives, but can help to preserve the Portfolio's assets. The use of temporary defensive investments is inconsistent with the Portfolio's investment objective.

AST Western Asset Core Plus Bond Portfolio
Investment Objective: to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the AST Western Asset Core Plus Bond Portfolio.
Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in debt and fixed income securities.
For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes. For purposes of the non-fundamental investment restriction set forth above, the Portfolio considers an instrument, including a synthetic instrument, to be a debt or fixed income security if, in the judgment of the Subadvisers, it has economic characteristics similar to a debt or fixed income security. For example, a Portfolio considers an instrument, including a synthetic instrument, to be a fixed income security if, in the judgment of the Subadvisers, it has economic characteristics similar to debt or fixed income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Portfolio will consider repurchase agreements secured by obligations of the US Government and its agencies and instrumentalities to be obligations of the US Government and its agencies and instrumentalities for these purposes.

Fixed income securities include:

■	US Government Obligations

■	corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)
■	inflation-indexed securities
■	mortgage- and other asset-backed securities

■	obligations of non-US issuers, including obligations of non-US governments, international agencies or supranational organizations
■	fixed income securities of non-governmental US or non-US issuers

■	taxable municipal obligations
■	variable and floating rate debt securities
■	commercial paper and other short-term investments
■	certificates of deposit, time deposits, and bankers' acceptances
■	loan participations and assignments
■	structured notes
■	repurchase agreements.

Duration refers to the range within which the average effective duration of a Portfolio is expected to fluctuate. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average effective duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average effective duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's average effective duration may fall outside of its expected average effective duration range due to market movements. If this happens, the Subadvisers will take action to bring the Portfolio's average effective duration back within its expected average effective duration range within a reasonable period of time.

The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Subadvisers to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the Subadvisers to be of comparable quality). Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The continued holding of securities downgraded below investment grade or, if unrated, determined by the Subadvisers to be of comparable quality, will be evaluated by the subadvisers on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to this Prospectus.
In addition, the Portfolio may also:

■	invest up to 25% of its total assets in the securities of non-US issuers;
■	invest up to 20% of its total assets in non-US dollar-denominated securities.
■	hold common stock or warrants received as the result of an exchange or tender of fixed income securities;

■	invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;
■	buy or sell securities on a forward commitment basis;
■	lend its portfolio securities;

■	engage in non-US currency exchange transactions;

■	engage in reverse repurchase agreements; or
■	borrow money for temporary or emergency purposes or for investment purposes.
The Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

AST Western Asset EMERGING MARKETS DEBT Portfolio
Investment Objective: to maximize total return. Total return is comprised of capital appreciation and income.
Principal Investment Policies:
In seeking to achieve the Portfolio's investment objective, the Portfolio will invest, under normal circumstances, at least 80% of the Portfolio’s assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Portfolio may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by one of the Portfolio’s subadvisers. Below investment grade securities are commonly referred to as “junk bonds.” The Portfolio also may invest up to 50% of its assets in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The Subadvisers' portfolio managers normally will invest in at least three emerging market countries, which are countries that, at the time of investment, are either: (i) represented in the J.P. Morgan Emerging Markets Bond Index Global, the J.P. Morgan Corporate Emerging Bond Index Broad, or the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified; (ii) categorized by the World Bank in its annual categorization of national incomes as low- or middle-income; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but not an OECD member.
Instead of investing directly in particular securities, the Portfolio may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. The Portfolio may use one or more types of these instruments without limit. The securities underlying these instruments are taken into account when determining compliance with the Portfolio's policy of investing, under normal circumstances, at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets, and related instruments. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio securities (such as shortening or lengthening duration) and for other purposes.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.

Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

Equity Swaps—In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Exchange Traded Funds—An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ” lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the futures commission merchant will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.

Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio's illiquid securities exceeds the 15% or 5% limits due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.

Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.
In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as Fannie Mae, Ginnie Mae and debt securities issued by Freddie Macs that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Fund.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.

Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements—In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales—In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Short Sales Against-the-Box—A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse market, economic, or political conditions, a Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit the subadviser’s ability to achieve the Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. The use of temporary defensive investments is inconsistent with the Portfolio’s investment objectives.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.

When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

PRINCIPAL RISKS
The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed-income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed-income investments. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for a Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Currency Management Strategies Risk. Currency management strategies may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down. A Portfolio’ s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio.
Exchange-Traded Funds (ETF) Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.

Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, or investments. As a result, the Portfolio may accumulate larger positions in such countries, regions, industries, sectors, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in other Portfolios, which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Investment Managers and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Investment Managers and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Investment Managers and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Investment Managers and a Portfolio’ s subadviser(s) in selecting the Underlying Portfolios. In addition, the Investment Managers and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Investment Managers and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Income Risk. Because a Portfolio can only distribute what it earns, a Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when a Portfolio experiences defaults on debt securities it holds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

License Risk. A Portfolio, the Investment Managers or a subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid instruments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Merger Arbitrage Securities and Distressed Companies Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Model Design Risk. The design of the underlying models may be flawed or incomplete. The investment models QMA uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by QMA's models. Additionally, the quantitative techniques that underlie QMA's portfolio construction processes may fail to fully anticipate important risks.
Model Implementation Risks. While QMA strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide QMA's quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions. Risks associated with model implementation include the following:
■	The model may not operate as expected due to coding shortcomings, the quality of inputs or other similar sources of error.
■	Although QMA has back-up facilities, it is possible that computing or communication technology may be disrupted, making it difficult or impossible for QMA to run its models.
■	While QMA uses computer-based models in connection with its investment strategies, the implementation of these strategies allows for non-quantitative inputs from QMA's portfolio managers. Judgment decisions made by the investment team may detract from the investment performance that might otherwise be generated by QMA's models.
■	Turnover-related trading costs will reduce the performance and performance may be diminished when trading costs, or turnover, are high.
■	QMA utilizes a large amount of internally and externally supplied data in its investment models, much of which may change frequently. Although QMA routinely monitors the data it uses, it is possible that QMA will not identify all data inaccuracies. Additionally, certain data items may become unavailable at any time, for reasons outside of QMA's control, potentially reducing the efficacy of its models.
■	A client’s portfolio may perform better or worse than other similarly managed accounts for different reasons including, among other variables, the frequency and timing of rebalancing and trading each portfolio, the size of each portfolio, and the number of positions in each portfolio. QMA does not manage portfolios with the intention of holding specific securities; rather, QMA targets specific combined portfolio characteristics. This process will result in differences in the securities held across similarly managed portfolios, leading to potential differences in performance.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Options Risk. The value of a Portfolio’s positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. A Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Portfolio’s option overlay strategy, and for these and other reasons a Portfolio’s option overlay strategy may not reduce a Portfolio’s volatility to the extent desired. From time to time, a Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.

Option Cash Flow Risk. A Portfolio may use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by a Portfolio may, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Participation Notes (P-Notes) Risk. A Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Quantitative Model Risk. A Portfolio may use quantitative models as part of their investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns.  Any errors or imperfections in the subadviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance.  There can be no assurance that these methodologies will enable a Portfolio to achieve its objective.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Regulatory Risk. A Portfolio may be subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.

Senior Loan Risk. A Portfolio’s investments in senior loans have many of the risk characteristics of fixed income securities. Floating rate or adjustable rate senior loans are subject to increased credit and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment-grade senior loans, like high-yield debt securities or junk bonds, usually are more credit than interest-rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

HOW THE FUND IS MANAGED
Board of Trustees

The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, and serve as co-investment managers of the Fund. PI and ASTIS serve as co-investment managers for each Portfolio of the Fund, except for AST AQR Emerging Markets Equity Portfolio and AST Schroders Global Tactical Portfolio, for which PI serves as the sole investment manager. ASTIS has been in business providing advisory services since 1992. PI has been in business providing advisory services since 1996.
The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI, as applicable (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The investment managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes (note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the investment managers and the Board. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the investment managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Investment Managers buy a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The investment managers will consider these costs in determining the allocation of assets or cash flows. The investment managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees

Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the investment managers during 2012:

AST Academic Strategies Asset Allocation	0.72%

AST Advanced Strategies	0.83%

AST Balanced Asset Allocation	0.14%

AST BlackRock Global Strategies	0.99%

AST BlackRock Value	0.85%
AST Bond Portfolio 2015	0.64%
AST Bond Portfolio 2016	0.64%
AST Bond Portfolio 2017	0.64%
AST Bond Portfolio 2018	0.64%
AST Bond Portfolio 2019	0.64%
AST Bond Portfolio 2020	0.64%
AST Bond Portfolio 2021	0.64%
AST Bond Portfolio 2022	0.64%
AST Bond Portfolio 2023	0.64%

AST Capital Growth Asset Allocation	0.14%

AST Cohen & Steers Realty	1.00%
AST Federated Aggressive Growth	0.95%

AST FI Pyramis® Asset Allocation	0.79%

AST First Trust Balanced Target	0.85%

AST Franklin Templeton Founding Funds Allocation	0.95%
AST Global Real Estate	1.00%
AST Goldman Sachs Concentrated Growth	0.90%
AST Goldman Sachs Large-Cap Value	0.75%
AST Goldman Sachs Mid-Cap Growth	1.00%

AST Goldman Sachs Multi-Asset (formerly AST Horizon Moderate Asset Allocation)	0.22%

AST Goldman Sachs Small-Cap Value	0.95%

AST High Yield	0.73%

AST International Growth	0.94%

AST International Value	1.00%
AST Investment Grade Bond	0.64%
AST Jennison Large-Cap Growth	0.90%
AST Jennison Large-Cap Value	0.75%

AST J.P. Morgan Global Thematic	0.52%
AST J.P. Morgan International Equity	0.88%

AST J.P. Morgan Strategic Opportunities	1.00%

AST Large-Cap Value	0.68%

AST Lord Abbett Core Fixed Income	0.67%

AST Marsico Capital Growth	0.90%

AST MFS Global Equity	1.00%

AST MFS Growth	0.74%
AST MFS Large-Cap Value	0.85%

AST Mid-Cap Value	0.95%

AST Money Market	0.13%

AST Neuberger Berman Core Bond	0.69%
AST Neuberger Berman Mid-Cap Growth	0.90%
AST Neuberger Berman / LSV Mid-Cap Value	0.90%
AST New Discovery Asset Allocation	0.85%
AST Parametric Emerging Markets Equity	1.10%
AST PIMCO Limited Maturity Bond	0.65%
AST PIMCO Total Return Bond	0.65%

AST Preservation Asset Allocation	0.14%

AST Prudential Core Bond	0.67%

AST Prudential Growth Allocation (formerly AST First Trust Capital Appreciation Target)	0.85%
AST QMA US Equity Alpha	1.00%

AST Quantitative Modeling	0.24%
AST RCM World Trends (formerly AST Moderate Asset Allocation)	0.20%

AST Schroders Global Tactical	0.77%

AST Schroders Multi-Asset World Strategies	1.10%
AST Small-Cap Growth	0.90%
AST Small-Cap Value	0.90%

AST T. Rowe Price Asset Allocation	0.84%

AST T. Rowe Price Equity Income	0.75%

AST T. Rowe Price Large-Cap Growth	0.87%

AST T. Rowe Price Natural Resources	0.90%

AST Templeton Price Global Bond (formerly AST T. Rowe Price Global Bond)	0.78%

AST Wellington Management Hedged Equity	1.00%

AST Western Asset Core Plus Bond	0.70%
AST Western Asset Emerging Markets Debt	0.80%

Notes to Investment Management Fees Table:

AST AQR Emerging Markets Equity Portfolio: The AST AQR Emerging Markets Equity Portfolio is not included in the table above, because it commenced investment operations on February 25, 2013.
AST AQR Large-Cap Portfolio: The AST AQR Large-Cap Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST BlackRock iShares ETF Portfolio: The AST BlackRock iShares ETF Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST Bond Portfolio 2024: The AST Bond Portfolio 2024 is not included in the table above, because it commenced investment operations on February 2, 2013.
AST ClearBridge Dividend Growth Portfolio: The AST ClearBridge Dividend Growth Portfolio is not included in the table above, because it commenced investment operations on February 25, 2013.
AST Defensive Asset Allocation Portfolio: The AST Defensive Asset Allocation Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST Franklin Templeton Founding Funds Allocation Portfolio:  The AST Franklin Templeton Founding Funds Allocation Portfolio commenced investment operations effective April 30, 2012.
AST Franklin Templeton Founding Funds Plus Portfolio:  The AST Franklin Templeton Founding Funds Plus Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST MFS Large-Cap Value Portfolio: The AST MFS Large-Cap Value Portfolio commenced investment operations effective August 20, 2012.
AST New Discovery Asset Allocation Portfolio: The AST New Discovery Asset Allocation Portfolio commenced investment operations effective April 30, 2012.
AST QMA Emerging Markets Equity Portfolio: The AST QMA Emerging Markets Equity Portfolio is not included in the table above, because it commenced investment operations on February 25, 2013.
AST QMA Large-Cap Portfolio:  The AST QMA Large-Cap Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.

AST Western Asset Emerging Markets Debt Portfolio: The AST Western Asset Emerging Markets Debt Portfolio commenced investment operations effective August 20, 2012.

Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The investment managers pay each investment Subadviser a subadvisory fee out of the fee that the investment managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:
Allianz Global Investors U.S. LLC (Allianz) is a registered investment adviser located at 1633 Broadway, New York, New York 10019. As of December 31, 2012, Allianz had approximately $401 billion in assets under management worldwide.
AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at One Cambridge Center, Cambridge, Massachusetts 02142, is a subsidiary of Natixis Global Asset Management. As of December 31, 2012, AlphaSimplex had approximately $2.41 billion in assets under management.
AQR Capital Management, LLC (AQR), a Delaware limited liability company formed in 1998, serves as a subadviser for the diversified arbitrage segment of the Academic Strategies Portfolio. AQR's address is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. As of December 31, 2012, AQR and its affiliates had approximately $70.1 billion in assets under management.
BlackRock Investment Management, LLC (BlackRock), is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.792 trillion in investment company and other portfolio assets under management as of December 31, 2012. BlackRock's address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
BlackRock Financial Management, Inc. is a registered investment adviser and a commodity pool operator organized in Delaware. BlackRock and its affiliates had approximately $3.792 trillion in investment company and other portfolio assets under management as of December 31, 2012. BlackRock's address is 55 East 52nd Street, New York, New York 10055.
Bradford & Marzec LLC (Bradford & Marzec) was founded in 1984, and is currently operating as a Delaware LLC, based in Los Angeles, California. Since inception, the firm’s sole focus has been fixed income portfolio management and it offers Core, Core Plus, High Yield, and Global Fixed income separate account management. As of December 31, 2012, Bradford & Marzec manages approximately $4.9 billion in fixed income assets and has 42 employees of which 18 are investment professionals. Bradford & Marzec’s address is 333 South Hope Street, Suite 4050, Los Angeles, California 90071.
Brown Advisory, LLC (Brown Advisory) is headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 and managed approximately $31.9 billion in assets as of December 31, 2012.
ClearBridge Investments, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2012, ClearBridge had assets under management of approximately $57.169 billion.

CNH Partners, LLC (CNH), a Delaware limited liability company and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR, also serves as a subadviser for the diversified arbitrage segment of the Academic Strategies Portfolio. CNH is a joint venture created in 2001 by AQR and RAIM Corp. (“RAIM”). RAIM was formed by Mark Mitchell Ph.D. and Todd Pulvino Ph.D. CNH's address is Two Greenwich Plaza, 1st Floor, Greenwich, Connecticut 06830. CNH utilizes the infrastructure of AQR for non-portfolio management functions.

Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, utilities and listed infrastructure, and preferred securities. As of December 31, 2012, Cohen & Steers managed approximately $45.8 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.
CoreCommodity Management, LLC (CoreCommodity). CoreCommodity is a wholly-owned subsidiary of Jefferies Group LLC. As of December 31, 2012, CoreCommodity had assets under management of approximately $4.7 billion (measured at notional value for managed accounts and net asset value for pooled vehicles, and which include non-fee paying accounts of affiliates). CoreCommodity is located at The Metro Center, One Station Place, Three South, Stamford, Connecticut 06902.
C.S. McKee, LP (C.S. McKee). C.S. McKee was founded in 1931 and as of December 31, 2012 managed approximately $13.465 billion in assets. C.S. McKee is located at 420 Ft. Duquesne Blvd., One Gateway Center, 8th floor, Pittsburgh, Pennsylvania 15222.
Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 40 investment professionals, and has approximately $20.7 billion in assets under management as of December 31, 2012. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.
EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2012, managed approximately $22.6 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.
Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers, Inc. (Emerald Advisers) and was established to allow for Emerald Advisers to serve in a sub-advisor capacity for mutual fund and other registered investment companies. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2012, Emerald Advisers had approximately $2.0 billion in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.
Epoch Investment Partners, Inc. (Epoch) is a wholly-owned subsidiary of Toronto Dominion Bank. As of December 31, 2012, Epoch managed approximately $25 billion in assets under management. Epoch is located at 399 Park Avenue, New York, New York 10022.
Federated Equity Management Company of Pennsylvania (Federated Equity). Federated Equity was organized in 2003. Federated Global Investment Management Corp. (Federated Global), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943, was organized in 1995 and serves as Sub-Subadviser, pursuant to a Sub-Subadvisory Agreement between Federated Equity Management Company and Federated Global Investment Management Corp. Federated Advisory Services Company (Federated Services), an affiliate of the subadviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by Federated Equity and not by the Portfolio. Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of December 31, 2012 were approximately $379.8 billion. Federated Equity's and Federated Service’s address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.
First Quadrant L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of December 31, 2012, First Quadrant had approximately $17.105 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.

First Trust Advisors L.P. (First Trust) First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), were established in 1991 and at December 31, 2012 had approximately $63.1 billion in assets under management or supervision, of which approximately $9.3 billion was invested in trusts serving as underlying funds for variable annuity and insurance contracts. First Trust's address is 120 E. Liberty Drive, Wheaton, Illinois 60187.
Franklin Advisers, Inc. (Franklin Advisers) is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2012, Franklin Advisers, together with its affiliates, had approximately $781.8 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.
Franklin Mutual Advisers, LLC (Franklin Mutual) is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2012, Franklin Mutual, together with its affiliates, had $781.8 billion in assets under management. Franklin Mutual Advisers is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
Templeton Global Advisors Limited (Templeton Global) has been in the business of providing investment advisory services since 1954. As of December 31, 2012, Templeton Global and its affiliates had approximately $781.8 billion in assets under management. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc. Templeton Global is located at Lyford Cay, Nassau, Bahamas.
Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (Goldman Sachs). As of December 31, 2012, GSAM, including its investment advisory affiliates, had assets under management of $742.41 billion. GSAM's address is 200 West Street, New York, New York 10282-2198.
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2012, Hotchkis and Wiley had approximately $18.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.
Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2012 Jennison managed in excess of $156 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2012, J.P. Morgan and its affiliated companies had approximately $1.4 trillion in assets under management worldwide. J.P. Morgan's address is 270 Park Avenue, New York, New York 10017.
LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2012, LSV had approximately $65 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

Lee Munder Capital Group, LLC (LMCG), an SEC registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in 2000. In 2009, LMCG became an affiliate of Convergent Capital Management LLC (CCM) which acquired a majority ownership stake in the firm. As of December 31, 2012, LMCG managed approximately $5.0 billion in assets under management and advisement.
Lord, Abbett & Co. LLC (Lord Abbett) has been an investment manager since 1929. As of December 31, 2012, Lord Abbett managed over $127.7 billion in a family of mutual funds and other advisory accounts (including approximately $1.6 billion in model-delivery assets). Lord Abbett's address is 90 Hudson Street, Jersey City, New Jersey 07302.
Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2012, Marsico had approximately $26.7 billion under management.
Massachusetts Financial Services Company (MFS). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $321 billion as of December 31, 2012.
Neuberger Berman Management LLC (Neuberger). With a heritage dating to 1939, Neuberger is a majority employee-controlled company. As of December 31, 2012, Neuberger managed approximately $205 billion in assets. Neuberger's address is 605 Third Avenue, New York, New York 10158.
Neuberger Berman Fixed Income LLC (Neuberger Fixed Income) is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (“NB Group”). NB Group, with a heritage dating back to 1939, is a majority employee-controlled company. As of December 31, 2012, NB Group managed approximately $205 billion in assets. Neuberger Berman’s principal address is 190 South LaSalle Street, Chicago, Illinois 60603.
Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of December 31, 2012, PIMCO managed $2.003 trillion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.
Parametric Portfolio Associates LLC (Parametric) is a registered investment adviser and majority-owned subsidiary of Eaton Vance Management. Parametric and its affiliate Parametric Risk Advisors managed a combined $92 billion in assets under management as of December 31, 2012. Parametric's address is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101.
Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. As of December 31, 2012 PIM had approximately $827 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Shareholders of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the investment managers. The investment managers have no current plans or intention to utilize PIM to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the investment managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize PIM to provide investment advisory services to any or all of the Portfolios.
Prudential Real Estate Investors. PREI is a business unit of PIM, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PREI's address is 7 Giralda Farms, Madison, New Jersey 07940. PREI, comprised of fund management centers in the United States in Parsippany, New Jersey and Atlanta, Georgia, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $52.2 billion in gross assets, and $36 billion in net assets as of December 31, 2012.
Pyramis Global Advisors, LLC (Pyramis). Pyramis is an indirect wholly-owned subsidiary of FMR LLC. As of December 31, 2012, Pyramis Global Advisors, LLC and its Pyramis Group affiliates managed approximately $31.679 billion in assets worldwide. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.
Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2012, QMA managed $86.3 billion in assets, including $41.2 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited. Schroders Plc and its global affiliates have over 200 years of financial services experience. Schroders plc, Schroders' ultimate parent, engages through its subsidiary firms as a global asset management company with approximately $344.5 billion under management as of December 31, 2012. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets. Schroders address is 875 Third Avenue, New York, New York 10022.
Security Capital Research & Management Incorporated (Security Capital) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2012, J.P. Morgan and its affiliated companies had approximately $1.4 trillion in assets under management worldwide. J.P. Morgan's address is 270 Park Avenue, New York, New York 10017. Formed in 1995, Security Capital is a boutique investment management company with an exclusive focus on investments in real estate securities. Security Capital provides investment services to registered investment companies and other advisory clients. As of December 31, 2012, Security Capital had $4.8 billion in assets under management. Security Capital is located at 10 South Dearborn Street, Chicago, Illinois 60603.
Security Investors, LLC (SGI) has been providing investment advisory services to investment companies for over 50 years and as of December 31, 2012, its aggregate assets under management exceeded $18 billion. SGI's address is 40 East 52nd Street, 16th Floor, New York, New York 10022.
T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $576.8 billion in assets as of December 31, 2012. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price International Ltd. (T. Rowe Price International), was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is

registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Services Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International is headquartered in London and has several other branch offices around the world.

Thompson, Siegel & Walmsley LLC (TS&W) was founded in 1969 and, as of December 31, 2012, managed approximately $6.2 billion in assets. TS&W's address is 6806 Paragon Place, Suite 300, Richmond, Virginia 23230.
Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2012, Thornburg had approximately $84.2 billion in assets under management. Thornburg's address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
WEDGE Capital Management, LLP (WEDGE) is an independent investment advisor owned and operated by 9 General Partners. As of December 31, 2012, WEDGE had approximately $9.2 billion in assets under management. WEDGE's address is 301 South College St., Suite 2920, Charlotte, North Carolina 28202.
Wellington Management Company, LLP (Wellington Management) is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.
Western Asset Management Company (Western Asset) & Western Asset Management Company Limited (WAML). Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $461.9 billion as of December 31, 2012. Western Asset's address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.
William Blair & Company LLC (William Blair). William Blair is an independent, 100% active-employee owned firm founded in 1935. As of December 31, 2012, William Blair managed approximately $49.6 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Academic Strategies Asset Allocation Portfolio
Prudential Investments (PI). Brian Ahrens is a portfolio manager for the AST Academic Strategies Asset Allocation Portfolio and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich is a senior research analyst focused on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.

QMA: Asset Allocation and Overlay Segment. Ted Lockwood is a Managing Director for QMA, as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.
Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group. Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the CFA designation.
Edward F. Keon, Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a

member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’ s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
QMA: Long/Short Market Neutral Segment. Devang Gambhirwala is a Principal and Portfolio Manager for QMA. Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

Jennison: Global Infrastructure Segment. Shaun Hong, CFA and Ubong “Bobby” Edemeka are the portfolio managers of the Global Infrastructure Segment. Mr. Hong and Mr. Edemeka generally have final authority over all aspects of the Global Infrastructure Segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Shaun Hong, CFA, is a Managing Director of Jennison. Shaun Hong joined Jennison Associates in September 2000. Mr. Hong is a portfolio manager of Jennison’s utility, equity income, and global infrastructure strategies. He joined Prudential in 1999 as an analyst responsible for power, natural gas and telecommunications industries within Prudential's public equity unit. Mr. Hong began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management, where he worked for five years researching utility, consumer products, commodities and technology sectors. Mr. Hong received his BS in industrial management from Carnegie Mellon University. He is a member of the New York Society of Security Analysts and CFA Institute.
Ubong “Bobby” Edemeka is a Managing Director of Jennison, which he joined in March 2002. Mr. Edemeka is a portfolio manager of Jennison’s utility, equity income, and global infrastructure strategies. Before joining Jennison, Mr. Edemeka was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, where he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the Global Utilities team of SSB Citi Asset Management Group, a division of Citigroup. Mr. Edemeka began his career as an analyst on the Prudential Utility Fund (now Prudential Jennison Utility Fund) at Prudential Investments in 1997 after completing Prudential's investment management training program. Mr. Edemeka received his BA in government from Harvard.

The above-referenced Jennison portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
CoreCommodity: Commodities Segment. Adam De Chiara is a Co-President of CoreCommodity and the Portfolio Manager of the Core Commodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (GSCI). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index. In 2003, Mr. De Chiara co-founded the commodities group at Jefferies. Mr. De Chiara received a BA from Harvard University and a JD from Harvard Law School.
PIMCO: International Fixed income (Hedged) Segment. Scott A. Mather is a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 18 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.
PIMCO: Inflation-Indexed Securities Segment. Mihir Worah is a managing director in the Newport Beach office, a portfolio manager, and head of the real return portfolio management team. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has 12 years of investment experience and holds a PhD in theoretical physics from the University of Chicago.
Western Asset & WAML: Emerging Markets Fixed income Segment. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the sleeve are Stephen A. Walsh, Keith J. Gardner, Matthew C. Duda, and S. Kenneth Leech. Messrs. Walsh, Gardner, Duda, and Leech have been employed by Western Asset and WAML in the capacity of portfolio managers for at least the past five years.
Stephen A. Walsh is a graduate from the University of Colorado (Boulder). Mr. Walsh assumed the role of Co-Chief Investment Officer effective March 31, 2013. Mr. Walsh will be retiring from Western Asset effective March 31, 2014.  In the interim, S. Kenneth Leech will be serving as Co-Chief Investment Officer as well and working to transition to the role of Chief Investment Officer.  As of March 31, 2014, S. Kenneth Leech will assume the role of Chief Investment Officer and will be added as a Portfolio Manager to the Fund.  Mr. Walsh will be removed as a portfolio manager effective as of that date in light of the transition.  Mr. Walsh has been employed by Western Asset and WAML since 1991 and has held the position of Chief Investment Officer since 2009. Prior to that time, Mr. Walsh served for 17 years as the firm’s Deputy Chief Investment officer.
Keith J. Gardner is a graduate of the State University of New York at Binghamton. Prior to joining Western Asset and WAML in 1994, Mr. Gardner held the position of Portfolio Manager at Legg Mason, Inc. and of Portfolio Manager at T. Rowe Price Associates, Inc.
Matthew C. Duda is a graduate of the University of Illinois Urbana-Champaign, and holds an MA from the New York University’s Graduate School of Arts and Science. Prior to joining Western Asset and WAML in 2001, Mr. Duda was Vice President and Investment Strategist at Credit Suisse-First Boston Corporation. Mr. Duda also holds the Chartered Financial Analyst designation.
S. Kenneth Leech is a graduate from the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Co-Chief Investment Officer since 2013.  Prior to that time, Mr. Leech served as a portfolio manager and CIO Emeritus at Western Asset.

First Quadrant: Global Macro Segment and Currency Segment. As a quantitative manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Both functions are internal to FQ and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies.

Dori Levanoni and Ed Peters are primarily responsible for the day-to-day management of the global macro segment of the Academic Strategies Portfolio.

Dori Levanoni is a First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment research team in 1998, Dori was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

Ed Peters is a First Quadrant partner co-heading the firm’s Global Macro Strategies. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Prior to joining First Quadrant he spent 23 years with PanAgora Asset Management where he was, over time, an equity portfolio manager, Director of Tactical Asset Allocation, Chief Investment Officer of Macro Investments, and Chief Investment Officer.

Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the currency segment of the Academic Strategies Portfolio. Mr. Levanoni;s biography is included above.

Jeppe Ladekarl joined First Quadrant as a Director and a member of the Global Macro investment team in November 2009. Before joining First Quadrant Jeppe Ladekarl was the Principal Portfolio Manager for the currency and global tactical asset allocation portfolios managed by the World Bank Pension and Endowments Department. Mr. Ladekarl managed the team that allocates funds to external GTAA and active currency managers. In addition, he was responsible for the internally managed global macro strategy investing and traded in a broad array of FX, fixed income, credit and equity markets.
AlphaSimplex: Hedge Fund Replication Segment. Andrew W. Lo founded AlphaSimplex in 1999 and currently serves as the firm's Chief Investment Strategist. He is also Chairman of AlphaSimplex's Investment Committee and a member of AlphaSimplex's Risk Committee. Dr. Lo is the Harris & Harris Group Professor at Massachusetts Institute of Technology (MIT) and Director of MIT's Laboratory for Financial Engineering.

Jeremiah H. Chafkin has served as President of AlphaSimplex since 2007. He is also a member of AlphaSimplex's Investment Committee and Risk Committee. From 2006 until November 2007, Mr. Chafkin was President and Chief Executive Officer of the US division of Natixis Global Asset Management. Prior to that time, he headed investment advice and research for Charles Schwab & Co. and served as president of Charles Schwab Investment Management.

AQR Capital Management, LLC and CNH Partners, LLC: Diversified Arbitrage Segment. The portfolio managers of AQR responsible for oversight of the diversified arbitrage segment of the Academic Strategies Portfolio are Ronen Israel and Lars Nielsen. The portfolio managers of CNH responsible for the oversight of the diversified arbitrage segment of the Academic Strategies Portfolio are Mark Mitchell, PhD and Todd Pulvino, PhD. Their respective biographies are provided below.
Lars Nielsen is a Principal of AQR. Prior to joining AQR in 2000, he was an Analyst in the Quantitative Research Group of Danske Invest. Mr. Nielsen holds a BSc and a MSc in Economics from the University of Copenhagen, Denmark.

Ronen Israel is a Principal of AQR. Prior to joining AQR in 1999, he was a Senior Analyst at Quantitative Financial Strategies, Inc. Mr. Israel holds a BS in Economics from the Wharton School and a BAS in Biomedical Science from the University of Pennsylvania, and an MA in Mathematics from Columbia University.

Mark Mitchell, PhD is a co-founder and principal of CNH. Prior to co-founding CNH, Dr. Mitchell was a finance professor at University of Chicago (1990-1999) and Harvard University (1999-2003). Dr. Mitchell holds a PhD in Economics from Clemson University and BBA in Economics from University of Louisiana at Monroe.
Todd Pulvino, PhD is a co-founder and principal of CNH. Prior to co-founding CNH, Dr. Pulvino was a member of the finance faculty of Northwestern University's Kellogg School of Management and at Harvard Business School. Dr. Pulvino holds PhD and AM degrees in Business Economics from Harvard University, an MS in Mechanical Engineering from the California Institute of Technology, and a BSc degree in Mechanical Engineering from University of Wisconsin-Madison.

J.P. Morgan Investment Management, Inc.: Long/Short Market Neutral Segment. Terance Chen, managing director, is a portfolio manager in the US Equity Group. An employee since 1994, Terance is responsible for the management of several long/short strategies, including Research Market Neutral, Research 130/30, and Research Total Return. He

is also part of the portfolio management team for the Research Enhanced Index (REI) strategies. Prior to his current position, Terance was a quantitative equity research analyst. Terance holds a BS in finance from New York University's Stern School of Business and is a CFA charter holder.
AST Advanced Strategies Portfolio

Marsico Segment. Thomas F. Marsico is the Chief Investment Officer of Marsico, and co-manages the Marsico segment of the Portfolio. Mr. Marsico has over 30 years of experience as a securities analyst and a portfolio manager.
Coralie Witter, CFA co-manages the Marsico segment of the Portfolio. Ms. Witter, who is also a senior analyst, joined Marsico in June 2004 and has over 15 years of experience in the financial services industry, most of which has involved equity research. Prior to joining Marsico, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research. Ms. Witter graduated from the University of Colorado with a Bachelor's degree in International Affairs.

T. Rowe Price Segment. T. Rowe Price manages the portion of the Portfolio managed by T. Rowe Price through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.
Brian Rogers, Mark Finn, and John Linehan are responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an AB from Harvard College and an MBA from Harvard Business School.
Mark Finn is a Vice President of T. Rowe Price Group, Inc. He is the portfolio manager of the Value Fund and chairman of the fund's Investment Advisory Committee. Mark is also a vice president and Investment Advisory Committee member of the Equity Income Fund, New Era Fund, Capital Appreciation Fund, and Mid-Cap Value Fund. From 2005 to 2009, he was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price's Fixed income Division where he also covered utilities and power generation. Prior to joining the firm in 1990, Mark had five years of auditing experience with Price Waterhouse LLP. Mark earned a BS from the University of Delaware and has obtained the Chartered Financial Analyst and Certified Public Accountant designations.
John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and is head of the T. Rowe Price US Equity Division and Chairman of the Equity Steering Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV US Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.
William Blair Segment. W. George Greig is responsible for the day-to-day management of the portion of the Portfolio managed by William Blair. Mr.Greig, a partner of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: BS, Massachusetts Institute of Technology; MBA, Wharton School of the University of Pennsylvania.
LSV Segment. The portfolio managers responsible for the day-to-day management of the portion of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA.

Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 36 years of investment and research experience.
Mr. Vermeulen has served as a Portfolio Manager of LSV since 1995 and a Partner since 1998. He has more than 21 years of investment experience.
Mr. Mansharamani, CFA has served as a Partner and Portfolio Manager of LSV since 2006. He has more than 14 years of investment experience.

PIMCO Segment. Mihir Worah, Scott Mather, and Chris Dialynas are the portfolio managers responsible for the portion of the Portfolio managed by PIMCO.

Mr. Worah is a managing director in the Newport Beach office, a portfolio manager, and head of the real return portfolio management team. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has 12 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.
Mr. Mather is a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 18 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.
Mr. Dialynas is a managing director in the Newport Beach office, a portfolio manager, and a member of PIMCO’s Investment Committee. He has written extensively and lectured on the topic of fixed-income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has 35 years of investment experience and holds an MBA from the University of Chicago Graduate School of Business. He received his undergraduate degree from Pomona College. He joined PIMCO in 1980.

QMA Segment. Marcus Perl and Edward L. Campbell are primarily responsible for the day-to-day management of the portion of the Portfolio directly managed by Prudential Investments.

Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with PI and spent several years as a Senior

Analyst with PI's Strategic Investment Research Group. Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.
Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
AST AQR Emerging Markets Equity Portfolio
The portfolio managers responsible for management of the Portfolio are Cliff Asness, John Liew, Jacques Friedman, Oktay Kurbanov, and Lars Nielsen.
Dr. Asness, PhD, is the Managing and Founding Principal of AQR. He co-founded AQR and has been employed there since 1998.
Dr. Liew, PhD, is a Founding Principal of AQR. He co-founded AQR and has been employed there since 1998.
Mr. Friedman is a Principal of AQR. He has been employed with AQR since its inception in 1998.
Mr. Kurbanov is a Principal of AQR. He has been employed with AQR since its inception in 1998.
Mr. Nielsen is a Principal of AQR. He has been employed with AQR since 2000.
AST AQR Large-Cap Portfolio
The portfolio managers responsible for management of the AQR Portfolio are Cliff Asness, PhD., John Liew, PhD., and Jacques Friedman.
Dr. Asness, PhD is the Managing and Founding Principal of AQR. Prior to co-founding the AQR in 1998, Dr. Asness was a Managing Director and Director of Quantitative Research for Goldman Sachs Asset Management. Dr. Asness holds a BS in Economics from the Wharton School and a BS in Engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an MBA and a PhD in Finance from the University of Chicago.
Dr. Liew, PhD is a Founding Principal of AQR. Prior to co-founding the AQR in 1998, Dr. Liew was a Vice President and portfolio manager for Goldman Sachs Asset Management. Dr. Liew holds a BA in Economics, an MBA and a PhD in Finance from the University of Chicago.
Mr. Friedman has been with AQR since its inception in 1998. Mr. Friedman earned a BS in Applied Mathematics from Brown University and an MS in Applied Mathematics from the University of Washington.
AST BlackRock Global Strategies Portfolio
Phil Green, Managing Director, is co-head of the Global Multi-Asset Strategies team in BlackRock's Multi-Asset Client Solutions (BMACS) group. BMACS is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. He is the lead portfolio manager for BlackRock's Asset Allocation Fund, Hedged Equity Platform, Prepared Portfolios (Target Date/Target Risk) and other multi-asset retail and institutional portfolios. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was responsible for a variety of asset allocation and equity strategies. Prior to joining MLIM, Mr. Green was a Managing Director at Bankers Trust Company. During his career, Mr. Green has helped build and lead a quantitative equity team, an active asset allocation team and a currency overlay team. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing.
Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.
AST BlackRock iShares ETF Portfolio
The portfolio managers responsible for management of the BlackRock Portfolio are Phil Green, Michael Fredericks, Lutz-Peter Wilke and Justin Christofel.
Philip Green, Managing Director, is head of the Multi-Asset Portfolio Strategies (MAPS) group. The MAPS team is responsible for managing global tactical asset allocation products as well as outcome products, including a managed volatility product, a real return product and a target date product. Mr. Green’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he managed global tactical asset allocation and portable alpha products. Prior to joining MLIM, Mr. Green was a portfolio manager at Bankers Trust Company. During his career, Mr. Green has managed quantitative equity products, global tactical asset allocation products, active currency products, portable alpha products and portfolio insurance products. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing. Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.
Michael Fredericks, Managing Director, is head of US Retail Asset Allocation for the BlackRock Multi-Asset Portfolio Strategies (MAPS) group. He is responsible for the development and management of asset allocation strategies for retail clients. Mr. Fredericks joined BlackRock in 2011 from JPMorgan Asset Management where he was an Executive Director and portfolio manager in the Global Multi-Asset Group (GMAG) responsible for retail asset allocation solutions. At JPMorgan he managed both tactical constrained and absolute return strategies, co-managed the JPMorgan Diversified Fund and the JPMorgan Income Builder Fund, and served on the GMAG New York investment committee. Previously he was an equity analyst responsible for global consumer discretionary stocks at Nicholas Applegate Capital Management. He also performed investment manager due diligence at Callan Associates. Mr. Fredericks holds a BA in Economics and History from the University of California, Berkeley and an MPIA from the Graduate School of International Relations and Pacific Studies at the University of California, San Diego.
Justin Christofel, CFA, CAIA, Director and portfolio manager, is a member of the BlackRock Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling, and managing global tactical asset allocation products as well as outcome oriented products. Mr. Christofel is a portfolio manager for a range of multi-asset retail and institutional portfolios. In addition to traditional tactical asset allocation portfolios, he manages income oriented strategies, managed volatility strategies, and real return strategies. Prior to joining BlackRock in 2007, Mr. Christofel was with Oliver Wyman, a consulting firm specializing in financial services. His projects spanned from retail banking to structured finance. Mr. Christofel earned a BA degree, with honors, in economics and mathematics from Yale University.
Peter Wilke, CFA, Director and portfolio manager, is a member of the Global Tactical Asset Allocation (GTAA) Research team which is within the Multi-Asset Strategies (MAS) Group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Wilke’s research responsibilities include economics, equity sectors and commodities. Mr. Wilke’s service with the firm dates back to 2005, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. Prior to taking his current role in 2006, Mr. Wilke was with MLIM’s graduate program, where he spent one year on the European Equity team. Mr. Wilke earned a BSc degree, with honours, in international economics from Nottingham University in 2004 and an MSc degree in economics and finance from Warwick Business School in 2005.

AST BlackRock Value Portfolio
The Portfolio is managed by a team of financial professionals. Information about Chris Leavy and Peter Stournaras, CFA, the portfolio managers for the Portfolio, is provided below. Mr. Leavey is primarily responsible for the day-to-day management of the the Portfolio.
Chris Leavey—Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas) since 2010; Chief Investment Officer, Equities, at Oppenheimer Funds from 2009-2010; Head of Equities at Oppenheimer Funds from 2007-2009; Head of Value Equity Group at Oppenheimer Funds from 200-2008; and portfolio manager at Oppenheimer Funds from 2000-2006.
Peter Stournaras—Managing Director of BlackRock, Inc. since 2010. Director at Northern Trust Company from 2006-2010; Portfolio Manager at Smith Barney/Legg Mason from 2005-2006; Director at Citigroup Asset Management from 1998-2005.
AST Target Maturity Bond Portfolios
AST Investment Grade Bond Portfolio
Richard Piccirillo, Malcolm Dalrymple, Erik Schiller and David Del Vecchio are primarily responsible for the day-to-day management of each Portfolio.
Richard Piccirillo is Principal and portfolio manager for Prudential Fixed income's Global Rates and Securitized Products Team. He is also senior portfolio manager for Core Plus Fixed income strategies. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is a portfolio manager for multi-sector fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Malcolm Dalrymple is Principal and corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for intermediate and short corporate strategies as well as corporate security selection in intermediate multi-sector, Core, and Core Plus portfolios. He has specialized in corporate bonds since 1990. From 1983 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University.

Erik Schiller, CFA, is Principal for Prudential Fixed income's Global Rates and Securitized Products Team, specializing in US government securities, futures, interest rate swaps/derivatives, and agency debentures. Mr. Schiller is senior portfolio manager for the Relative Value Hedge Strategy, a market-neutral hedge strategy focusing on the liquid sectors of the US fixed income market. In this role, which he has held since 2006, he develops portfolio strategy, performs quantitative analysis, and designs and implements trades for this Strategy. Mr. Schiller also manages the US government and derivative component of multi-sector fixed income portfolios and liability-driven portfolios. Formerly, Mr. Schiller was a Vice President for Prudential Fixed income’s US Liquidity Sector Team. He had also been a hedge fund analyst in Prudential Fixed income’s Portfolio Analysis Group. Previously, he worked as an operations associate in the mortgage-backed securities group. Mr. Schiller joined Prudential Financial in 2000. He received a BA in Economics and Mathematics from Hobart College. Mr. Schiller holds the Chartered Financial Analyst (CFA) designation.
David Del Vecchio is a Vice President and portfolio manager for Prudential Fixed income’s Investment Grade Corporate Bond Team. Mr. Del Vecchio’s responsibilities include intermediate and short corporate strategies as well as corporate security selection in intermediate and short multi-sector strategies. Prior to his current role, Mr. Del Vecchio was a taxable money markets portfolio manager for the Money Markets Group, responsible for managing proprietary fixed income accounts, as well as the securities lending portfolios. Prior to joining the Money Markets Group in 2000, he was responsible for the lending/repurchase agreements of US government, agency, and STRIP securities in Prudential Fixed income’s Securities Lending Group. Mr. Del Vecchio joined Prudential Financial in 1995. He received a BS in Business Administration with a specialization in Finance from The College of New Jersey, and an MBA in Finance from New York University.
AST ClearBridge Dividend Growth Portfolio
The portfolio managers responsible for management of the AST ClearBridge Portfolio are Harry Cohen, Michael Clarfeld, and Peter Vanderlee.
Mr. Cohen is a Managing Director, Senior Portfolio Manager, and Co-Chief Investment Officer at ClearBridge. He joined ClearBridge or its predecessor companies in 1969.
Mr. Clarfeld is a Managing Director and Portfolio Manager at ClearBridge. He joined ClearBridge or its predecessor companies in 2006.
Mr. Vanderlee is a Managing Director and Portfolio Manager at ClearBridge. He joined ClearBridge or its predecessor companies in 1999.
AST Cohen & Steers Realty Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey, Jon Y. Cheigh, and Thomas Bohjalian.

Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. He is based in New York.
Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.
Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger & Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.

Jon Cheigh, Executive Vice President, is a global portfolio manager for the firm’s real estate securities portfolios and oversees the global research process for real estate securities. He has 18 years of experience. Prior to joining Cohen & Steers in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research & Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs. Mr. Cheigh holds a BA cum laude from Williams College and an MBA from the University of Chicago. He is based in New York.

Thomas Bohjalian, CFA, Executive Vice President, is a portfolio manager for the firm’s real estate securities portfolios and oversees the research process for U.S. real estate securities. He has 23 years of experience. Prior to joining Cohen & Steers in 2002, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management. Mr. Bohjalian holds both a BS and an MBA from Northeastern University. He is based in New York.
Cohen & Steers utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Mr. Cheigh and Mr. Bohjalian direct and supervise the execution of the Fund's investment strategy.

AST Dynamic Asset Allocation Portfolios
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio

■	AST Defensive Asset Allocation Portfolio

■	AST Preservation Asset Allocation Portfolio

The Investment Managers typically use teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

PI. Brian Ahrens is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich is a senior research analyst focused on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA. Marcus Perl, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Vice President of QMA. He focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modeling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.
Edward L. Campbell, CFA, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Principal of QMA. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with

Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

AST Federated Aggressive Growth Portfolio

The portfolio managers responsible for management of the Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch, John Ettinger, Barbara Miller, and Tom M. Brakel.
Mr. Shah joined Federated Equity's parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996. Mr. Auriana and Mr. Utsch are Co-Heads of Federated Global's Kaufmann Investment Area. They joined Federated Global in April 2001. Mr. Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965. Mr. Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch has been engaged in the securities business since 1962. Mr. Ettinger was named a portfolio manager of the Portfolio in May 2004. Mr. Ettinger joined Federated Global in April 2001 and is a Senior Portfolio Manager and Senior Investment Analyst. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001. Ms. Miller joined Federated Global in April 2002 as a Senior Investment Analyst and became a Portfolio Manager with Federated Global in July 2011. She was employed with Goldman Sachs as Vice President and Equity Analyst, from March 1999 to December 2001, and also served as a Principal/Equity Analyst with Alex Brown & Sons from August 1992 to March 1999. Ms. Miller earned a BA in Economics from Brown University, and holds an MBA from Harvard Business School. Mr. Brakel joined Federated Global in 2003 and is a Senior Portfolio Manager and Senior Investment Analyst. Previously, he held analyst positions with New Vernon Associates, BioPharma Fund, and Mehta Partners. Mr. Brakel earned an M.D. from Erasmus University, The Netherlands, and an M.B.A. from Stanford University.

AST FI Pyramis® Asset Allocation Portfolio

Geoffrey Stein is the portfolio manager for AST FI Pyramis Asset Allocation Portfolio. Geoff joined Fidelity in 1994 and before joining the Global Asset Allocation division, he served, most recently, as a senior vice president of Fidelity’s Strategic Advisers, Inc. (Strategic Advisers). There, he acted as chief investment officer for the Fidelity Charitable Gift Fund (CGF), a donor-advised fund. Working with the CGF Board of Trustees Investment Committee, he directed the investment management process for all CGF investment pools. Previously at Strategic Advisers, Geoff was director of Portfolio Management, overseeing asset allocation strategy, mutual fund selection and portfolio construction in discretionary managed account programs. Before joining Strategic Advisers, he was director of the Portfolio Analysis Group for Fidelity, responsible for analyzing and communicating equity fund investment performance and strategies for senior management, institutional clients and retail shareholders. Prior to Fidelity, Geoff was director of Client Service for Jacobs Levy Equity Management and a senior consultant at Cambridge Associates where he provided asset allocation advice and performance analysis to endowments, foundations and large family trusts. Geoff received his bachelor of arts degree in economics, magna cum laude, from Yale University in 1984 and an MBA from the Stanford University Graduate School of Business in 1988. He is a Chartered Financial Analyst charterholder.

AST First Trust Balanced Target Portfolio

Roger F. Testin, Jon C. Erickson, David G. McGarel, Todd W. Larson, Eric Maisel, William Housey, Scott Fries and Daniel J. Lindquist comprise the Investment Committee of First Trust that is responsible for the day-to-day management of the Portfolio. Mr. Larson, Mr. Maisel, Mr. Housey and Mr. Fries are only responsible for the fixed income portions of the Portfolio.
Mr. Lindquist rejoined First Trust in 2004 and is a Managing Director of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.
Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
Mr. McGarel has been with First Trust since 1997 and is the Chief Investment Officer and a Managing Director of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Mr. Testin has been with First Trust since 2001 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the fund's portfolio.

Mr. Larson has been with First Trust since 2007 and is a Vice President of First Trust and FTP. Mr. Larson is responsible for managing the Portfolio’s fixed income portions. Prior to joining First Trust, Mr. Larson was a portfolio manager at ABN AMRO Asset Management.

Mr. Housey has been with First Trust since 2010 and is a Senior Vice President of First Trust. Mr. Housey is responsible for managing senior loans in the portfolios. Prior to joining First Trust, Mr. Housey was Executive Director and Co-portfolio manager at Van Kampen Funds, Inc.
Mr. Fries has been with First Trust since 2010 and is a Vice President of First Trust. Mr. Fries is responsible for managing senior loans in the portfolios. Prior to joining First Trust, Mr. Fries was Executive Director and Co-portfolio manager at Van Kampen Funds, Inc.

Mr. Maisel, has been with First Trust since 2008 and is a Vice President of First Trust. Mr. Maisel is responsible for managing the Portfolio’s fixed income portions. Prior to joining First Trust, Mr. Maisel was a senior portfolio manager at Pioneer Investments.

AST Franklin Templeton Founding Funds Allocation Portfolio
Franklin Advisers, Inc.

Edward Perks is a senior vice president and director of Portfolio Management. Mr. Perks joined Franklin Templeton Investments in 1992. His responsibilities have included equity research across a wide range of industries and portfolio management of convertible securities and hybrid investment strategies.
Mr. Perks holds a BA in economics and political science from Yale University. He is a Chartered Financial Analyst (CFA) Charterholder and a member of the CFA Institute, and the Security Analysts of San Francisco (SASF).
Alex Peters has been a Vice President and portfolio manager of Franklin Advisers since 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

Matt Quinlan has been a portfolio manager for Franklin Advisers since May 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

Franklin Mutual Advisers, LLC

Peter Langerman is the chairman, president and CEO of Franklin Mutual Advisers, LLC (referred to as Mutual Series). He is a co-portfolio manager of Mutual Shares Fund and co-portfolio manager of the Mutual Global Discovery products, which include: Mutual Global Discovery Fund, FTVIP Franklin Mutual Global Discovery Securities Fund, the Luxembourg-registered FTIF Franklin Mutual Global Discovery Fund and the Canadian Mutual Discovery Fund. He is also a portfolio manager of the Luxembourg-registered FTIF Franklin Mutual Beacon Fund.
Mr. Langerman initially joined Heine Securities Corporation (predecessor of Franklin Mutual Advisers, LLC) in June 1986. He served as CEO of Mutual Series beginning in 1998 and as the chairman of the fund boards beginning in 2001, before leaving in 2002 to serve as the director of New Jersey's Division of Investment, overseeing employee pension funds. He rejoined Mutual Series in 2005. Prior to 1986, Mr. Langerman was employed by Weil, Gotshal & Manges, one of the country's foremost specialists in large corporate bankruptcies and reorganizations. Mr. Langerman began his professional career in 1977 serving on the audit staff of Arthur Young and Company, where he earned his CPA designation.
Mr. Langerman graduated magna cum laude from Yale University, earning his bachelor of arts degree in Russian Studies. He holds a master's degree in accounting from New York University Graduate School of Business and received his Juris Doctor degree from Stanford University Law School. Mr. Langerman is a member of the Board and Executive Committee of UJC Metrowest (New Jersey) and heads its investment committee. He serves on the advisory board of the Weinberg Center for Corporate Governance at the University of Delaware. He recently completed a 10 year term on the board of trustees of Hopkins School (New Haven, CT) and also served as treasurer of the school. In 2010 Mr. Langerman was selected to serve as one of three trustees of the AIG Credit Facility Trust, which held the US government's controlling interest in American International Group. In 2011 the trust was terminated as part of the successful recapitalization of AIG.
Debbie Turner is an assistant portfolio manager for Mutual Series. She has been in this role for Mutual Shares Fund since 2001 and is also portfolio manager of the Luxembourg-registered FTIF Franklin Mutual Beacon Fund. Ms. Turner specializes in analyzing several consumer industries including retail, gaming, lodging, leisure, restaurants, apparel, food, bottling companies and tobacco in North America and Europe.
Ms. Turner has more than 17 years of experience in the investment management industry. Prior to joining Mutual Series in 1993, she was an associate analyst for Fred Alger Management.
Ms. Turner earned a BA in economics from Vassar College. She is a Chartered Financial Analyst (CFA) Charterholder.
F. David Segal is a research analyst and portfolio manager for Mutual Series. He is co-portfolio manager of Mutual Shares Fund and is also portfolio manager of the Luxembourg-registered FTIF Franklin Mutual Beacon Fund. He is an analyst specializing in the autos and auto parts, paper and forest products industries and special situations.
Prior to joining Mutual Series in 2002, Mr. Segal was an associate director in the structured finance group at MetLife. He began his career trading interest rate options at the Chicago Mercantile Exchange. He has 18 years of experience in the financial services industry.
Mr. Segal holds an MBA from New York University's Stern School of Business and a BA from the University of Michigan, Ann Arbor. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

Templeton Global Advisers Limited

The portfolio managers for the Templeton Global Advisers Limited segment are: Norm Boersma, Lisa Myers, Matt Nagle and James Harper.
Norman J. Boersma is the chief investment officer of Templeton Global Equity Group (TGEG) and president of Templeton Global Advisors Limited. He is also lead portfolio manager for Templeton Growth Fund and Templeton Growth (Euro) Fund and related strategies, as well as co-portfolio manager for Templeton World Fund and associated funds.
Mr. Boersma has over 26 years of experience in the investment industry. He joined the Templeton organization in 1991, and previously served as TGEG's director of research from 2000 to mid-2003, director of portfolio management from 2003 through 2007, and again as director of research from December 2007 to December 2010. After working in the Toronto office for much of his career, Mr. Boersma transitioned to Nassau, Bahamas, in 2011 to take on the role of lead portfolio manager on the group's flagship fund, Templeton Growth Fund. In 2012, he was named CIO of TGEG.

Prior to joining Templeton, Mr. Boersma was an investment officer with the Ontario Hydro Pension Fund, where he was the portfolio manager responsible for the fund's small capitalization Canadian equity investments.
Mr. Boersma holds a BA in economics and political science from York University and an MBA from the University of Toronto. He is a Chartered Financial Analyst (CFA) Charterholder and past treasurer and director of the Toronto Society of Financial Analysts.

Lisa F. Myers joined the Templeton organization in 1996. Ms. Myers is the lead equity portfolio manager of Templeton Growth Fund and Templeton Global Income Fund in Canada. She is also the lead portfolio manager of Templeton Global Balanced Fund and the Templeton Global Income Fund, and is a co-portfolio manager of Templeton World Fund. Ms. Myers also manages institutional separate accounts with global mandates. She is the coordinator of the global consumer team and has direct research responsibility for the global retail, textile and apparel industries.
Prior to joining Templeton, Ms. Myers practiced law with Wilkie, Farr & Gallagher in New York City, where she specialized in corporate/real estate law and was involved in initial public offerings, acquisitions and loan initiation and restructuring, among other securities-related transactions.
Ms. Myers earned her BA from the University of Pennsylvania, where she is currently on the Executive Board of The Penn Fund, and is the chairperson of Penn's Secondary School Committee for The Bahamas. She was awarded her JD from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.
Matthew R. Nagle is a senior vice president, portfolio manager and research analyst who manages institutional and retail portfolios. He also has global research responsibilities for the US banks sector and electronic manufacturing services companies and provides country research coverage of Denmark, Finland, Norway and Sweden.
Prior to joining Templeton in 2003, Mr. Nagle worked as an associate sell-side analyst for Sanford C. Bernstein & Co. in New York City. In this position, he covered data networking and telecom equipment companies. His responsibilities also included valuations, cash flow and sector analysis. Previously, Mr. Nagle was a research associate with ABN AMRO, where his responsibilities included coverage of satellite and telecom equipment companies. Prior to ABN AMRO, Mr. Nagle was an auditor for financial services companies at Coopers & Lybrand.

Mr. Nagle earned a BBA in accounting from Siena College and an MBA in finance from New York University. Mr. Nagle is a Chartered Financial Analyst (CFA) Charterholder and a Certified Public Accountant (CPA).

James Harper is a senior vice president and portfolio manager, joined the Templeton organization in 2007. Mr. Harper has research responsibility for the Americas' fixed line and wireless telecoms stocks, global IT Hardware and Peripherals and global P&C, Multiline, Reinsurers and Insurance Brokers. He also has country coverage of France.
Prior to joining Templeton, Mr. Harper was a partner at sell-side research brokerage Redburn Partners LLP, where he covered the European telecoms sector. Previously, he was a research analyst at Citigroup, and before that, Credit Suisse First Boston. Mr. Harper started his career in 1992 as a buy-side analyst and portfolio manager at Dresdner RCM in London.

Mr. Harper holds an MA in management studies from Cambridge University, United Kingdom. Mr. Harper is a Chartered Financial Analyst (CFA) Charterholder.

AST Franklin Templeton Founding Funds Plus Portfolio
Because the Founding Funds Plus Portfolio operates solely as a fund-of-funds, the Founding Funds Plus Portfolio does not have a portfolio manager.

AST Global Real Estate Portfolio
The Portfolio is managed by a team of portfolio managers from PREI. The members of the team are Marc Halle, Rick Romano and Gek Lang Lee.
Mr. Halle is Senior Portfolio Manager for the Portfolio. Each Portfolio Manager has a primary responsibility for choosing securities in their respective region as follows: Mr. Halle—Europe; Mr. Romano—North America and Australia, and Ms. Lee—Asia.
Marc Halle is a Managing Director for Prudential Real Estate Investors where he is responsible for all global public real estate securities investments and funds. Mr. Halle joined Prudential in 1999 from Alpine Management Research, LLC where he was the Chief Operating Officer and Portfolio Manager of the Alpine Realty Income Growth Fund. Prior to forming Alpine, Mr. Halle was the senior real estate analyst and associate portfolio manager with Evergreen Asset Management, Inc., where he was jointly responsible for research, investment analysis and portfolio recommendations for real estate securities. Previously, Mr. Halle was Senior Vice President of W & M Properties, Inc, a national real estate investment firm, where he was responsible for acquisitions and finance as well as for supervising property operations and development.

Rick J. Romano is a Principal for PREI, responsible for management of PREI's US public securities investments. Mr. Romano joined Prudential in 1998 from Rockefeller Co., an investment management firm for the Rockefeller family and other high net worth clients, where he was an equity analyst covering real estate and leisure stocks globally in addition to covering domestic equity securities. Prior to joining Rockefeller Co., Mr. Romano was a senior investment analyst at the Prudential Realty Group.

Gek Lang Lee, CFA, is a Principal and Portfolio Manager for PREI. Ms. Lee joined Prudential in June 2007 from Moon Capital LLC, where she was the global real estate sector head (from July 2005-June 2007) responsible for managing a portfolio of real estate stocks spanning Asia and Latin America. From 1998-July 2005, Ms. Lee was at UBS AG, where she headed the Singapore equities research team and was also the Singapore strategist and property analyst. From 1992-1998, Ms. Lee was head of Singapore equities at Indosuez W.I. Carr, as well as in charge of regional real estate research at the firm.
AST Goldman Sachs Concentrated Growth Portfolio
Steven M. Barry
Managing Director; Chief Investment Officer of Fundamental Equity;
Chief Investment Officer of the Growth Team
Steve is Chief Investment Officer of Fundamental Equity, responsible for the overall business management of the global Fundamental Equity franchise. He is also Chief Investment Officer of the Growth Team, where he is responsible for the portfolio management and investment research process of the firm's US Growth strategies. Steve has 27 years of investment experience. He joined Goldman Sachs in 1999 as a vice president, was named managing director in 2001 and partner in 2004. Prior to joining the firm, Steve spent 11 years as a vice president at Alliance Capital Management. He began his career as an associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. Steve currently serves as an advisory board member at Boston College's Center for Asset Management.

Timothy M. Leahy, CFA
Managing Director; Portfolio Manager
Tim is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the health care services and medical devices industries. Along with Steve Barry and Joe Hudepohl, Tim is also responsible for portfolio construction for the large cap portfolios. Prior to joining the Growth Team in September 2005, Tim was a senior analyst in the Global Investment Research Division of Goldman Sachs covering the health care facilities sector. Additionally, Tim was a member of the health care services team which was consistently highly ranked in Institutional Investor All-America and Greenwich Associates surveys. Prior to joining Goldman Sachs in 1999, Tim was a research associate with First Union Capital Markets. Tim graduated with a BA in Business Administration from the University of Richmond in 1998.
Joseph B. Hudepohl, CFA
Managing Director; Portfolio Manager
Joe is a portfolio manager for the Growth Team.  He has primary responsibility for investment research in the cable and satellite, entertainment, travel, gaming and lodging industries.  Along with Steve Barry and Tim Leahy, Joe is also responsible for portfolio construction for the large cap portfolios. Prior to joining the Growth Team in July 1999, he was an analyst in the Investment Banking Division of Goldman Sachs where he worked in the High Technology Group. A two-time Olympic Gold Medalist in swimming, he competed in the 1992 Barcelona and 1996 Atlanta Olympic Games.  Joe graduated with a BA in Economics from Stanford University in 1997.
AST Goldman Sachs Large-Cap Value Portfolio
Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the GSAM Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Portfolio's portfolio structure at both the stock and industry level.
Andrew Braun
Managing Director, US Value Equity Co-CIO, Portfolio Manager

Andy is Co-CIO and portfolio manager of the US Value Equity Team, where he oversees the portfolio management and investment research efforts for the firm’s US value equity accounts. Andy has 22 years of industry experience and has been a member of the US Value Equity team since 1997. He currently has research responsibility for banks, specialty finance and broker dealers. He has also covered insurance, basic materials, environmental services and transportation stocks throughout his tenure at Goldman Sachs. He joined GSAM in 1993 where he was responsible for product development and strategy for mutual fund and institutional clients. Prior to that, Andy worked in the Corporate Finance Department at Dillon Read. He received a BA in Economics from Harvard University and an MBA in Finance and Economics from the Stern School of Business at New York University.

Sean Gallagher
Managing Director, US Value Equity Co-CIO, Portfolio Manager

Sean is Co-CIO and portfolio manager of the US Value Equity Team, where he oversees the portfolio management and investment research efforts for the firm’s US value equity accounts. Sean has 20 years of industry experience and has been a member of the US Value Equity team since 2000. Prior to joining Goldman Sachs, he spent 6 years as a research analyst at Merrill Lynch Asset Management focusing on technology, telecomm and REITs. Sean received a BS in Finance from Drexel University and an MBA in Finance and Accounting from the Stern School of Business at New York University.
John Arege, CFA
Managing Director, Portfolio Manager
John is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies. John joined the Value team in 2007 as a Portfolio Manager. He joined GSAM in 2006, as a Portfolio Manager on the Core Equity team, from Merrill Lynch Investment Managers where he was a senior analyst on the Value team and was responsible for the energy and financial services sectors. Prior to that, John worked for Standard and Poor’s in New York. He received his BA from Catholic University and a Masters in Finance from Boston University. John also holds a law degree and is a CFA Charterholder.
Charles “Brook” Dane, CFA
Vice President, Portfolio Manager

Brook is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies. Before joining GSAM, Brook was a Senior Vice President at Putnam Investments with research and portfolio management responsibilities for the technology portion of their large cap strategies. Prior to that, he was an Associate at Dane, Falb, Stone & Co. Brook has 21 years of industry experience. He received a BA in History from Tufts University and an MBA from the University of California,Walter A. Haas School of Business.

AST Goldman Sachs Mid-Cap Growth Portfolio
Steven M. Barry
Managing Director; Chief Investment Officer of Fundamental Equity;Chief Investment Officer of the Growth Team

Steve is Chief Investment Officer of Fundamental Equity, responsible for the overall business management of the global Fundamental Equity franchise. He is Chief Investment Officer of the Growth Team, where he is responsible for the portfolio management and investment research process of the firm’s US Growth strategies. Steve has 27 years of investment experience. He joined Goldman Sachs in 1999 as a vice president, was named managing director in 2001 and partner in 2004. Prior to joining the firm, Steve spent 11 years as a vice president at Alliance Capital Management. He began his career as an associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. Steve currently serves as an advisory board member at Boston College’s Center for Asset Management.

Scott G. Kolar, CFA
Managing Director; Chairman of the Investment Committee; Co-Lead Portfolio Manager, Non-Large Cap Strategies
Scott is a portfolio manager for the Growth Team. He has primary responsibility for investment research in technology and software, and had previously been the team's information systems specialist, designing and implementing its technology infrastructure.  Scott is Chairman of the Investment Committee, and along with Steve Barry and Jeff Rabinowitz is also responsible for portfolio construction for the non-large cap portfolios. Scott worked at Liberty Investment Management prior to Goldman Sachs Asset Management's acquisition of Liberty in January 1997.  He graduated with a BA in Government from Harvard University in 1994.
Jeffrey Rabinowitz, CFA
Managing Director; Co-Lead Portfolio Manager, Non-Large Cap Strategies
Jeff is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the communications, technology, and semiconductor industries. Along with Steve Barry and Scott Kolar, Jeff is also responsible for portfolio construction for the non-large cap portfolios. Prior to joining Goldman Sachs in May 1999, he was a senior software engineer at Motorola, responsible for product development of digital wireless phones. Jeff graduated with honors from Florida Atlantic University with a BS degree in Electrical Engineering. He received his MBA in Finance with Distinction from the Wharton School of the University of Pennsylvania and graduated as a Palmer Scholar in 1999.

AST Goldman Sachs Multi-Asset Portfolio
The portfolio managers primarily responsible for the day-to-day management of the AST Goldman Sachs Multi-Asset Portfolio are Kane Brenan and Christopher Lvoff.
Kane Brenan is head of the GPS Group globally and is a member of the GPS Investment Committee. He previously was a member of the Private Equity Group Investment Committee in the Alternative Investments & Manager Selection Group, where he invested in the private equity secondary market. Prior to that, he worked in the Investment Banking Division in the Leveraged Finance Group and the Technology, Media and Telecom Group. Mr. Brenan joined Goldman Sachs as an associate in 1998 and was named managing director in 2007. Mr. Brenan earned a BA from Boston College and a JD, magna cum laude, and an MBA from Georgetown University, where he was a Beta Gamma Sigma Scholar and an editor of The Georgetown Law Review. He is a member of the New York Bar.
Christopher Lvoff is a vice president in the GPS Group, based in New York, where he is a portfolio manager focusing on portfolio solutions for institutional clients. Mr. Lvoff joined Goldman Sachs in 2007, in the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Prior to joining Goldman Sachs, Mr. Lvoff worked as an actuarial consultant at Towers Perrin, focusing on retirement plan design and defined benefit plan asset liability valuation. Mr. Lvoff received a BS in Economics from the University of Pennsylvania. He is an Associate of the Society of Actuaries and a CFA charterholder.

AST Goldman Sachs Small-Cap Value Portfolio
The portfolio managers responsible for managing the Portfolio are J. Kelly Flynn, Sally Pope Davis, and Robert Crystal, and Sean A. Butkus.
Kelly Flynn,
Managing Director, Portfolio Manager.

Kelly is a portfolio manager for the US Value Equity Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 22 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis,
Managing Director, Portfolio Manager.

Sally is a portfolio manager for the US Value Equity Team, where she has broad research responsibilities and oversees the portfolio construction and investment research for the firm’s Small Cap Value Strategy. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co. and six years at Chase Manhattan. Sally has 32 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and received her MBA from the University of Chicago Graduate School of Business.

Robert Crystal,
Managing Director, Portfolio Manager.

Robert is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm’s Small Cap Value Strategy. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob has 16 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006.

Sean Butkus, CFA
Vice President, Portfolio Manager

Sean is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies.  Sean joined Goldman Sachs Asset Management in 2004.  Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division's management team.  Before joining Goldman Sachs, he worked at Arthur Andersen LLP.  Sean has 16 years of industry experience.  He received a BS in Natural Science and Accounting from Muhlenberg College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

AST High Yield Portfolio
J.P. Morgan Segment. The portfolio management team for the J.P. Morgan segment of the High Yield Portfolio is comprised of William J. Morgan, James P. Shanahan, and James E. Gibson.

William J. Morgan, managing director, is the Senior Portfolio Manager and team leader for the (Columbus/Cincinnati) High Yield group. Mr. Morgan has 31 years of investment experience. He became an employee of J.P. Morgan Asset Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. Mr. Morgan holds a BA in History from Kenyon College and a MBA from Xavier University.
James P. Shanahan, Jr., managing director, is the Portfolio Manager who focuses on higher risk credits, including distressed and special situations investments in high yield mandates. Mr. Shanahan has 27 years of experience in high yield and distressed investments.  He became an employee of J.P. Morgan Asset Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. since 1986.  Mr. Shanahan holds an Honors BA from Xavier University and a JD from the University of Cincinnati College of Law.
James E. Gibson, managing director, is the head high yield trader and Co-Portfolio Manager for all high yield accounts. Mr. Gibson has 25 years of high yield investment experience. Mr. Gibson began his career as a high yield analyst in 1988 and has also worked on a number of special projects in the corporate finance area. Mr. Gibson holds a BS in Finance from the University of Cincinnati College of Business Administration.
PIM Segment. The PIM segment of the High Yield Portfolio is managed by the High Yield Team at Prudential Fixed income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, Michael Collins, and Ryan Kelly.
Paul Appleby, CFA, is Managing Director and Head of Prudential Fixed income's Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams and the Bank Loan Sector Team. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. Mr. Appleby also was a high yield bond credit analyst and worked in Prudential Financial's private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Senior Investment Officer and Credit Strategist for Prudential Fixed income. He is also a Portfolio Manager for Core Plus Fixed income strategies. Mr. Collins formulates credit strategy for these multi-sector portfolios and works with the corporate and high yield teams on portfolio strategy and construction. Previously, Mr. Collins was High Yield Portfolio Manager and Investment Strategist. Mr. Collins was also a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Terence Wheat, CFA, is Principal, global high yield portfolio manager and emerging markets corporate portfolio manager at Prudential Fixed income. Previously, he was a high yield portfolio manager for Prudential Fixed income's High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.
Robert Spano, CFA, CPA, is Principal and high yield portfolio manager for Prudential Fixed income's High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed income's Credit Research Group , covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.
Ryan Kelly, CFA, is Principal and high yield portfolio manager for Prudential Fixed income's High Yield Team. Prior to assuming his current position in 2012, Mr. Kelly was a high yield credit analyst for nearly 10 years in Prudential Fixed income's Credit Research Group, covering the automotive, energy, and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was a senior associate at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr Kelly began his career as an investment banker at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He earned a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

AST International Growth Portfolio
William Blair Segment. W. George Greig is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.

Mr. Greig, a partner of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: BS, Massachusetts Institute of Technology; MBA, Wharton School of the University of Pennsylvania.

Marsico Segment. James G. Gendelman co-manages the Marsico-managed sleeve of the AST International Growth Portfolio. Prior to joining Marsico in 2000, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.
Munish Malhotra, CFA co-manages the Marsico-managed sleeve of the AST International Growth Portfolio. Mr. Malhotra is a senior analyst who joined Marsico in May 2003. He earned the Chartered Financial Analyst designation in 2006, and has more than ten years of experience in the financial services industry. Mr. Malhotra was previously employed as an international equities analyst at Driehaus Capital Management in Chicago from 2000-2003. He earned a BA degree in Economics from Loyola University of Chicago.
Jennison Segment. Mark Baribeau and Thomas Davis are the portfolio managers of the segment of the Portfolio managed by Jennison and have final authority over all aspects of the segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark Baribeau is a portfolio manager of the Portfolio. He joined Jennison in April 2011. He was previously with Loomis Sayles for over 21 years, where he was lead portfolio manager for the global equity opportunities strategy since 2005. In addition, he managed large cap growth portfolios from 1992 to 2010, serving as lead manager from 1999 to 2010. Prior to his tenure at Loomis, Mr. Baribeau was an economist at John Hancock Financial Services. He earned a BA degree in Economics from the University of Vermont and an MA degree from the University of Maryland. He is a Certified Financial Analyst (CFA) and a member of the Boston Security Analysts Society and the National Association of Business Economists.

Thomas Davis is a portfolio manager of the Portfolio. He joined Jennison in April 2011. He was previously with Loomis Sayles for 11 years, most recently as a co-portfolio manager with Mark Baribeau of global equity portfolios. He began his tenure at Loomis as a research analyst covering domestic insurance companies, securities brokers, exchanges, asset managers and government-sponsored enterprises and as a portfolio manager for a financial sector strategy. Prior to Loomis, he was a global equity research analyst at Putnam Investments covering insurance companies, Asian property developers and REITs. He earned a BA degree in Economics from Dartmouth College and an MBA from Duke University.
The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
AST International Value Portfolio

LSV Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 36 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager of LSV since 1995 and a Partner since 1998. He has more than 21 years of investment experience. Mr. Mansharamani, CFA has served as a Partner and Portfolio Manager of LSV since 2006. He has more than 14 years of investment experience.

Thornburg Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by Thornburg are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, also a Managing Director of Thornburg, and Lei Wang, CFA, a Managing Director of Thornburg, who serve as co-portfolio managers.

Mr. Fries serves as the lead portfolio manager for the portion of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.
Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.
Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

AST J.P. Morgan Global Thematic Portfolio
J.P. Morgan. Patrik Jakobson, Managing Director, is a portfolio manager with J.P. Morgan's Global Multi-Asset Group (GMAG). He is a member of the Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. An employee since 1987, Patrik has served as a portfolio manager for the firm's global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional clients on strategic asset allocation issues. He previously managed equity portfolios and worked as a research analyst specializing in the retail industry in corporate finance. Patrik earned a BA in economics from Harvard University and an MBA in finance from the Wharton School of Business.
Jeffrey Geller, managing director, is Chief Investment Officer for the Americas for the Global Multi-Asset Group (“GMAG”) within J.P. Morgan Asset Management Solutions, based in New York, as well as the lead portfolio manager of the Global Absolute Return Strategies Fund. As head of the US GMAG, he has investment oversight responsibility for all accounts managed by the Group. Before joining the firm in 2006, Jeff was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Prior to that, Jeff was a senior partner at BEA Associates, part of Credit Suisse Asset Management, where he had responsibility for managing equity and currency overlay and relative value arbitrage strategies. Jeff obtained a BA in Government from Clark University and an MBA in Finance from the University of Chicago Graduate School of Business.
Nicole Goldberger, CFA, Executive Director, is a portfolio manager in GMAG based in New York. An employee since 2003, she is responsible for manager research and portfolio construction. Nicole also focuses on portfolio management and implementation of tactical asset allocation strategy across GMAG's accounts, as well as strategic asset allocation. Previously, she was a junior client portfolio manager within the group, helping to support the global asset allocation and balanced portfolios. Nicole holds a BS in Finance from Boston College and is a CFA charterholder.
Security Capital. Anthony R. Manno, Jr. is CEO, President and Chief Investment Officer of Security Capital. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 39 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President's Call to Service Award, December 2008.
Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 31 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.
Kevin W. Bedell is a Managing Director of Security Capital where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 26 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.
AST J.P. Morgan International Equity Portfolio
The portfolio manager responsible for the day-to-day management of the Portfolio is James WT Fisher. Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Portfolio Group Equities Team based in London. He became an employee of Robert Fleming in 1985.
AST J.P. Morgan Strategic Opportunities Portfolio
Patrik Jakobson, managing director, is a portfolio manager with J.P. Morgan's Global Multi-Asset Group (GMAG). He is a member of the Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. An employee since 1987, Patrik has served as a portfolio manager for the firm's global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional clients on strategic asset allocation issues. He previously managed equity portfolios and worked as a research analyst specializing in the retailing industry in corporate finance. Patrik earned a BA in economics from Harvard University and an MBA in finance from the Wharton School of Business.
Jeffrey Geller, managing director, is Chief Investment Officer for the Americas for the Global Multi-Asset Group (“GMAG”) within J.P. Morgan Asset Management Solutions, based in New York, as well as the lead portfolio manager of the Global Absolute Return Strategies Fund. As head of the US GMAG, he has investment oversight responsibility for all accounts managed by the Group. Before joining the firm in 2006, Jeff was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Prior to that, Jeff was a senior partner at BEA Associates, part of Credit Suisse Asset Management, where he had responsibility for managing equity and currency overlay and relative value arbitrage strategies. Jeff obtained a BA in Government from Clark University and an MBA in Finance from the University of Chicago Graduate School of Business.
Nicole Goldberger, CFA, Executive Director, is a portfolio manager in the Global Multi-Asset Group (GMAG) based in New York. An employee since 2003, she is responsible for manager research and portfolio construction. Nicole also focuses on portfolio management and implementation of tactical asset allocation strategy across GMAG’s accounts, as well as strategic asset allocation.  Previously, she was a junior client portfolio manager within the group, helping to support the global asset allocation and balanced portfolios. Nicole holds a BS in Finance from Boston College and is a CFA charterholder

AST Jennison Large-Cap Growth Portfolio
Michael A. Del Balso and Mark D. Shattan, CFA are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Michael A. Del Balso is a Managing Director of Jennison, which he joined in 1972 as a research analyst. He has been Director of Research for Growth Equity since 1994 and became a portfolio manager in 1999. Mr. Del Balso came to Jennison after four years with White, Weld & Company, where he was a vice president, stockholder and followed growth companies with emphasis on the consumer area. Mr. Del Balso graduated from Yale University and received his MBA from Columbia University.

Mark D. Shattan, CFA, is a Managing Director of Jennison, which he joined in June 2008 after 10 years with Goldman Sachs Asset Management, where he was a managing director responsible for blend and concentrated equity products. From 1999 through 2004, Mr. Shattan was a senior portfolio manager for growth equities, investment committee co-chairman, and lead portfolio manager/analyst covering consumer stocks. He began his investment career in 1997 as a research associate covering gaming, lodging, and leisure stocks at Salomon Brothers. From 1991 through 1997, he served in the US and Europe as a US army officer. Mark graduated from the United States Military Academy with a BS in management science and system engineering. He received an MBA from Florida Southern College.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
AST Jennison Large-Cap Value Portfolio
David A. Kiefer, CFA and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. Mr. Kiefer has been managing large cap diversified assets since 1999 and the Large Cap Blend Equity strategy since 2000. Additionally, he became head of Large Cap Value Equity and began co-managing the Large Cap Value Equity strategy in 2004 and the Natural Resources Equity strategy in 2005. He managed the Prudential Jennison Utility Fund, from 1994 to mid-2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a BS from Princeton University and a MBA from Harvard Business School.
Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1996 to 1997, Mr. Berg worked in equity research at Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his AB in economics, magna cum laude, from Harvard University and his MBA in finance and accounting with honors and distinctions from Columbia Business School.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

AST Large-Cap Value Portfolio
Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.

AST Lord Abbett Core Fixed Income Portfolio

The Portfolio is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide company, industry, sector and macroeconomic research and analysis.

The Portfolio's team is headed by Robert A. Lee, Partner and Director. Mr. Lee joined Lord Abbett in 1997. Assisting Mr. Lee is Jerald M. Lanzotti, CFA, Partner and Portfolio Manager, Andrew H. O'Brien, CFA, Partner and Portfolio Manager and Kewjin Yuoh, Partner and Portfoio Manager. Messrs. Lanzotti, O'Brien and Yuoh joined Lord Abbett in 1996, 1998 and 2010, respectively. Mr. Yuoh was formerly Senior Vice President-Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP from 2003 to 2010. Messrs. Lee, Lanzotti, O'Brien and Yuoh are primarily responsible for the day-to-day management of the Portfolio.

AST Marsico Capital Growth Portfolio

Thomas F. Marsico is the Chief Investment Officer of Marsico, and co-manages the Portfolio. Mr. Marsico has over 30 years of experience as a securities analyst and a portfolio manager.
Coralie Witter, CFA co-manages the Portfolio. Ms. Witter, who is a senior analyst, also joined Marsico in June 2004 and has over 15 years of experience in the financial services industry, most of which has involved equity research. Prior to joining Marsico, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research. Ms. Witter graduated from the University of Colorado with a Bachelor's degree in International Affairs.

AST MFS Global Equity Portfolio
David R. Mannheim, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1988.
Roger Morley, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002.
Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.
AST MFS Growth Portfolio
Eric B. Fischman, an Investment Officer of MFS, manages the Portfolio. He has been employed in the investment area of MFS since 2000.

AST MFS Large-Cap Value Portfolio
Nevin P. Chitkara, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1997.
Steven R. Gorham, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1992.
Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.

AST Mid-Cap Value Portfolio
EARNEST Segment. Paul Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portion of the Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Council on Foreign Relations and the Atlanta Society of Financial Analysts and has over 25 years of investment experience. He is also a commentator for several news organizations, including, among others, CNBC and Bloomberg News. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.
WEDGE Segment. Paul M. VeZolles, John G. Norman, and Caldwell Calame are responsible for the day-to-day management of the portion of the Portfolio managed by WEDGE.

Paul M. VeZolles, CFA, General Partner, is the lead mid-cap analyst on the team. Mr. VeZolles has twenty-eight years of investment experience and is responsible for equity research on companies with market capitalizations between $1 billion and $15 billion. Prior to joining WEDGE in 1995, Mr. VeZolles was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Mr. VeZolles received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University.
John G. Norman, General Partner, has twenty-one years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2004, Mr. Norman was a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration—Finance from The College of William and Mary.
Caldwell Calame, CFA, Executive Vice President, has nineteen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2007, Mr. Calame was a Director and Institutional Relationship Manager at Columbia Management, the asset management group of Bank of America. He was formerly associated with Bank of America in multiple groups including Banc of America Capital Management and Banc of America Investor Services. Mr. Calame received his Bachelor of Arts degree in Psychology at The University of the South at Sewanee. He also received his Masters of Business Administration degree at Wake Forest University, the Babcock Graduate School of Management.

AST Neuberger Berman Core Bond Portfolio
Andrew A. Johnson: Managing Director, joined the predecessor firm to Neuberger Fixed Income in 1989.  Mr. Johnson is the Head of Investment Grade Fixed Income and lead portfolio manager for multiple core bond portfolios.  He is the Chief Investment Officer for investment grade strategies with responsibility for the overall direction of the investment process and research.  Mr. Johnson leads the senior investment team that sets overall portfolio strategy, and serves on numerous investment grade sector specialty teams.  He is also a member of Neuberger Fixed Income’s Board of Directors. Prior to joining the firm, Mr. Johnson was a manager of financial planning and analysis at Illinois Bell.  Previously, he had been an R&D engineer at Northrop Defense Systems Division.  Andy earned his BS and MS degrees in Electrical Engineering at the Illinois Institute of Technology and his MBA from the University of Chicago.
Thanos Bardas: Managing Director, joined the predecessor firm to Neuberger Fixed Income in 1998. Mr. Bardas serves as a co-portfolio manager on multiple fixed income portfolios. He is a member of the fixed income investment team setting overall portfolio strategy and serves on specialty investment grade teams. Mr. Bardas graduated with honors from Aristotle University, Greece, earned his MS from the University of Crete, Greece, and holds a PhD in Theoretical Physics from State University of New York at Stony Brook.
David M. Brown: Managing Director, re-joined the predecessor firm to Neuberger Fixed Income in January 2003. Mr. Brown is Head of Investment Grade Corporate Strategies and the Head of Corporate Trading. He is a member of the Investment Grade Strategy Committee and is responsible for determining credit exposures across various portfolio strategies and for managing the credit trading group. Mr. Brown initially joined the predecessor firm to Neuberger Fixed Income in 1991 after graduating from the University of Notre Dame with a BA in Government and subsequently received his MBA in Finance from Northwestern University. Prior to his return, he was a senior credit analyst at Zurich Scudder Investments and later a credit analyst and portfolio manager at Deerfield Capital. Mr. Brown has been awarded the Chartered Financial Analyst designation.
Thomas A. Sontag: Managing Director, joined the firm in 2004. Mr. Sontag is a portfolio manager responsible for active, index and short duration portfolios and is a member of the Investment Grade Strategy Committee and the structured products team. Prior to joining the firm, Mr. Sontag served as a portfolio manager with Strong Capital Management for six years. His responsibilities included co-managing five mutual funds as well as separate institutional accounts. Previously, Mr. Sontag worked in the fixed income divisions of Bear Stearns (1986 to 1998 as a managing director) and Goldman Sachs (1982 to 1985). Mr. Sontag earned a BBA and an MBA from the University of Wisconsin.

Thomas J. Marthaler, CFA, Managing Director, joined the firm in 2006. Tom is a Portfolio Manager/Client Specialist on the Investment Grade Fixed Income Team. Prior to joining the firm, Tom served as executive vice president and CIO for North American Fixed Income at ABN AMRO Asset Management, and its predecessor firm, Chicago Title and Trust. His career began in 1981 in fixed income and includes trading, research, portfolio management, client service and product management.  He earned a BA from the University of St. Thomas and an MBA from Loyola University in Chicago. In addition, Tom has been awarded the Chartered Financial Analyst designation.

AST Neuberger Berman Mid-Cap Growth Portfolio
The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek joined Neuberger in 2002 and is a Managing Director and Portfolio Manager for the firm’s Growth Equity Group. Prior to joining the firm, he worked for Northern Trust, where he spent five years as a vice president and senior portfolio manager in Institutional Asset Management. Additionally, Kenneth had been a portfolio manager at National Investment Services and CIO at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust.
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
Neuberger Berman Segment. The portfolio manager responsible for the day-to-day management of the segment of the Portfolio managed by Neuberger Berman is Michael Greene.
Michael Greene joined Neuberger Berman when the firm acquired David J. Greene and Company, LLC (DJG) in 2008. He has over 28 years of industry experience and has served as portfolio manager for the mid cap intrinsic value strategy since its inception in 1997. In his previous role, Mr. Greene was Chief Executive Officer and Chief Investment Officer at DJG since 1999. He joined DJG in 1985 as a research analyst, became a member of the Investment Committee in 1991 and a member of the Executive Committee in 1995.
LSV Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA.

Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 36 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager of LSV since 1995 and a Partner since 1998. He has more than 21 years of investment experience. Mr. Mansharamani, CFA has served as a Partner and Portfolio Manager of LSV since 2006. He has more than 14 years of investment experience.

AST New Discovery Asset Allocation Portfolio
Bradford & Marzec

Douglas Lopez, CFA. Senior Portfolio Manager – Global Credit. Doug Lopez is a member of the Investment Policy and Strategy Committee and Portfolio Management Team. Doug contributes to the overall management and strategic development of the Firm as well as to broad portfolio strategies. Doug’s specialty is investment grade and high yield corporate bonds, and he serves as the Head of Global Credit for the Firm. Working with a team of credit specialists, he directs the development of corporate credit and trading strategies for investment grade and high yield corporate bond sectors. Doug has served as the lead portfolio manager for the Firm’s dedicated high yield portfolios for over 17 years.
Prior to his current position as Portfolio Manager, Doug was the Firm’s Director of Research and managed the credit analyst team, while continuing to serve as the primary analyst for a number of industries. Over the course of his career, Doug has held primary sector research responsibilities for a majority of the sectors of the corporate fixed income market, both investment grade and high yield, as well as mortgage-backed and asset-backed securities. During his years of investment experience, he has been associated with Barclays Global Investors (formerly Wells Fargo Investment Advisors) as an assistant portfolio manager, Western Asset Management Company (WAMCO) and IBM Corporation.
Doug, a CFA charterholder, belongs to the Los Angeles Society of Financial Analysts and the Association for Investment Management and Research. Doug holds a MBA in Finance from the University of California, Berkeley and a Bachelor’s degree in Business Administration from California State University, Long Beach. He also acts as a lecturer and advisor to the Student -Managed Investment Fund at California State University, Long Beach.
Terence Reidt, CFA. Senior Portfolio Manager – Global Investment Grade Credit. Terry Reidt is a member of the Investment Policy and Strategy Committee and Portfolio Management Team. Terry contributes to the overall management and strategic development of the Firm as well as to broad portfolio strategies. Working with a team of credit specialists, he directs the development of investment grade credit industry allocations, credit selection, and security selection.
Terry began his career with Bradford & Marzec as a Junior Trader responsible for US dollar fixed income portfolio analytics, performance measurement and settlements. Later, he worked for seven years as a corporate credit analyst, and at various points in time covered most credit industry sectors, including Cable/Media, Chemicals, Consumer Products, Energy, Leisure, Metals and Mining, Paper and Forest Products, Utilities, Telecommunications, Retail, Technology, Food/Beverage/Tobacco, Transportation and Yankee sovereign/credits. Prior to joining Bradford & Marzec, he was associated with J.M.M. Operational Services and Bay Cities National Bank.
Terry, a CFA charterholder, belongs to the Los Angeles Society of Financial Analysts and the Association for Investment Management and Research. Terry holds a MBA in Finance from the Anderson Graduate School of Management at UCLA and a Bachelor’s degree in Business/Economics from the University of California, Santa Barbara. Also, Terry has passed the California Certified Public Accountant (CPA) examination.
Jeffrey Brothers, CFA. Senior Portfolio Manager – Structured Products. Jeff Brothers is a Senior Portfolio Manager and member of the Investment Policy and Strategy Committee and Portfolio Management Team. In his role as Portfolio Manager, Jeff develops and performs research and implements investment strategies for the mortgage-backed, asset-backed, commercial mortgage, US agency and treasury inflation-protected securities sectors of the market. During his tenure with Bradford & Marzec, he has also managed the domestic trading desk, analyzed structured products and developed quantitative tools.
Prior to Bradford & Marzec, Jeff worked for the consulting firm Wilshire Associates as a member of the institutional fixed income services group. At Wilshire, Jeff’s primary responsibilities included assisting fixed income clients with a variety of portfolio and security analysis including, performance attribution, benchmark risk comparisons, scenario analysis, and cash flow projections. He also consulted to clients with regard to portfolio immunization, indexing and risk management. In addition to his consulting duties, Jeff worked extensively to develop models and applications for the Wilshire Associates fixed income workstation. Jeff began his career working for Merrill Lynch Capital Markets on the West Coast, where he worked in the Firm’s institutional fixed income sales department, specializing in marketing mortgage-backed, US government and money market securities to institutional money managers.

Jeff holds an MBA from the University of Southern California, with an emphasis in investments. Jeff received a BA in Economics from the University of California at Los Angeles. Jeff, a CFA charterholder, belongs to the Los Angeles Society of Financial Analysts.

N. Graham Allen, FCMA. Senior Portfolio Manager – International Fixed income. Graham Allen manages the Firm’s international fixed income investments and is a member of the Investment Policy and Strategy Committee and Portfolio Management Team. Graham’s primary responsibilities include developing and directing the international portfolio strategy including currency hedging and trading for the opportunistic core plus total return strategy. His analysis of international bond markets and economics contributes to the Firm’s overall global-macro, top-down strategy for all portfolios. He is also responsible for duration and yield curve strategy.
Graham was the Chief Fixed income Officer at Wells Capital Management from 1998-2002. As Chief Fixed income Officer for Wells Fargo’s institutional money management arm, he developed overall investment policies and strategies for $15 billion in long-term fixed income investment portfolios. Graham managed 25 professionals involved in long-term fixed income investing across a variety of styles and asset classes including core, core plus, municipals, high yield, international, short duration and corporate, totaling approximately $15 billion in value. Graham also oversaw fifteen publicly traded fixed income mutual funds, and directed the launch of two new funds.
Graham began his career as an equity investment analyst for CIN Investments, formerly the National Coal Board Pension Funds, one of the largest public pension funds in Europe. At CIN Investments, he was promoted to Portfolio Manager managing UK Capital Goods Equities and ultimately became Deputy Director Marketable Securities with responsibilities overseeing multi-billion dollar equity portfolios including capital goods, retailing and overseas markets. Graham moved to the US to serve as Vice President, Investments for Heron Financial in Los Angeles, one of the largest private companies in the UK at the time. His duties at Heron Investments included overseeing strategic acquisitions as well as managing high yield portfolios for the company’s Arizona-based financial subsidiary.
Graham was educated in London, England at Harrow and Watford Colleges, and is a Fellow Chartered Management Accountant, a professional designation awarded by a major UK accounting body (CIMA).
Drew Sweeney. Portfolio Manager – Senior Bank Loans. Drew Sweeney is a member of the Portfolio Management Team. Drew manages bank loan portfolios and co-manages the full-quality high yield strategy. He works with a team of credit specialists to develop strategies for the bank loan portfolios and contributes to the overall investment grade and high yield strategies.
Prior to his current position as Portfolio Manager, Drew was Portfolio Manager for Four Corners Capital Management (part of the Macquarie Group) in Los Angeles, where he managed both high yield bond and bank loan investments. Prior to Four Corners, Drew was responsible for bank loan and high yield investments for Columbia Management (Ameriprise Financial, Inc.). He also worked as an Analyst with ING Capital Advisors and as a member of the investment banking team at First Union Securities where he gained additional experience in underwriting, structuring and syndicating leveraged transactions.
Drew has an MBA from the University of North Carolina Kenan-Flagler Business School and a Bachelor’s degree from Rutgers University.

Brown Advisory, LLC

Kenneth M. Stuzin, CFA, is a Partner at Brown Advisory and is responsible for managing our Large-Cap Growth portfolios as well as our Large-Cap Growth UCIT. In addition, he is the lead manager for the Brown Advisory Growth Equity Fund (BIAGX). Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a US Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his BA and MBA from Columbia University in 1986 and 1993, respectively.

C.S. McKee, LP
Greg Melvin joined C.S. McKee as Chief Investment Officer in 2000. He is the Chairman of the Investment Policy Committee and has overall responsibility for client portfolios and the investment process. Prior to joining C. S. McKee, Mr. Melvin was President and Chief Investment Officer of Dartmouth Capital Advisors, Inc., an institutional investment management firm he founded in 1995. Prior to 1995, he served as a Vice President, Senior Portfolio Manager and member of the Investment Policy Committee at Federated Investors from 1980 to 1995. A Chartered Financial Analyst, Mr. Melvin holds an MBA degree in Finance from Harvard Business School and a Bachelor's degree from Dartmouth College.
Bryan Johanson joined C.S. McKee in 1994 as a fixed income portfolio manager and has held that position since that time. His primary responsibility is security selection within the corporate sector. He also provides input to the sector-allocation, duration and yield-curve decisions. Prior to joining to C.S. McKee, Mr. Johanson was a manager of mortgage-backed and asset backed securities for the Indiana Corporate Federal Credit Union from 1992 until joining McKee. Prior to that Mr. Johanson worked as an analyst for National City Bank from 1988 to 1992. A Chartered Financial Analyst, Mr. Johanson holds an MBA degree in Finance from Indiana University and a Bachelor's degree in Accounting from Bowling Green University.
Brian Allen joined C.S. McKee in 1999 as a fixed income portfolio manager and has held that position since that time. He is primarily responsible for investment decisions related to the mortgage-backed and asset-backed sectors. He also provides input to the sector-allocation, duration and yield-curve decisions. Prior to joining C.S. McKee, Mr. Allen managed fixed income funds for institutional clients at Patterson Capital Corporation in Los Angeles from 1993 until 1998. Prior to that Mr. Allen worked as an equity and fixed income manager for C&S/Sovran Trust Company from 1987 to 1991. A Chartered Financial Analyst, Mr. Allen holds an MBA degree in Finance from the Wharton School and a Bachelor's degree in Business Administration from James Madison University.
Jack White joined C.S. McKee in 1997 as a fixed income analyst and was promoted to portfolio manager in 1999. His primary responsibility is to make investment decisions related to the government and structured securities sectors. He also provides input into the sector allocation, duration and yield-curve decisions. A Chartered Financial Analyst, Mr. White holds an MBA degree in Finance and a Bachelor's degree in Finance from Youngstown State University.

Andrew Faderewski joined C.S. McKee in 2007 as a portfolio accountant and was promoted to fixed income analyst in 2008. His primary responsibilities include monitoring portfolio analytics, managing client reporting and compliance, and performing various economic and sector research. A Chartered Financial Analyst, Mr. Faderewski received his BS in Finance and Investment Management from Duquesne University.

EARNEST Partners, LLC
Paul E. Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portion of the Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Council on Foreign Relations and the Atlanta Society of Financial Analysts and has over 25 years of investment experience. He is also a commentator for several news organizations, including, among others, CNBC and Bloomberg News. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.
Epoch Investment Partners, Inc.

Janet Navon is a Managing Director, Director of Research, and is Portfolio Manager for Epoch's US Small Cap, US SMID Cap, US Choice and Global Small Cap strategies. Additionally, she leads the weekly US research meetings. Prior to joining Epoch in 2007, Janet spent nine years as a Senior Analyst and Co-Portfolio Manager at Steinberg Asset Management. Prior to Steinberg, she was a founding principal of Atlantic Asset Management where she was responsible for product development, sector strategies, and corporate security analysis. Janet's experience also includes investment management positions at Columbus Circle Investors and J.P. Morgan Investment Management where she coordinated quantitative portfolio strategies and new product development. Janet holds a BS from Georgetown University School of Foreign Service and an MBA from Columbia University, Graduate School of Business.
Michael Welhoelter is Epoch's Chief Risk Officer and heads Epoch's Quantitative and Risk Management team. He is also a Co-Portfolio Manager on all of Epoch's strategies. He is responsible for integrating risk management into the investment process. Prior to joining Epoch in 2005, he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management-Americas, where he was a Portfolio Manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Previously, he was a Portfolio Manager and Quantitative Research Analyst at Chancellor/LGT Asset Management. Mike holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation.

David Pearl is Executive Vice President and Co-Chief Investment Officer of Epoch Investment Partners. He is a Portfolio Manager for Epoch's US investment strategies. Prior to co-founding Epoch in 2004 with Bill Priest, Tim Taussig and Phil Clark, David was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Previously, he held senior portfolio management positions at ING Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Prior to Citibank, David was an Officer and Senior Analyst of BEA Associates, predecessor to Credit Suisse Asset Management -Americas. David holds a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from The Stanford University Graduate School of Business.

Security Investors, LLC

Mark A. Mitchell, CFA, a Portfolio Manager of SGI, has managed large cap mandates at SGI since February 2004. Prior to joining SGI, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

Thompson, Siegel & Walmsley LLC
Brandon Harrell, CFA, has over 15 years experience with TS&W as a Portfolio Manager. Mr. Harrell is a graduate of Wake Forest University, BA, 1982 and George Mason University, MBA, 1990. He previously worked for the Central Intelligence Agency, Washington, DC as an Intelligence Officer; for Growth Stock Outlook, Inc., Bethesda as a Securities Analyst; and for Capitoline Investment Services, Richmond as a Portfolio Manager. Mr. Harrell is Series 7, 63 and 65 licensed with FINRA and holds the Chartered Financial Analyst designation.
Prudential Investments LLC

Brian Ahrens, CFA is a portfolio manager for the Portfolio and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 16 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation
Andrei O. Marinich, CIMA, CFA, is a senior research analyst focused on portfolio construction in Prudential's Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber.
A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the Chartered Financial Analyst (CFA) designation.

Richard J. Tavis, CFA, is a research analyst in the Strategic Investment Research Group's Portfolio Construction team. The Portfolio Construction team focuses on the discretionary management of multi-manager investment portfolios including manager selection and risk budgeting for both traditional and alternative asset classes. Mr. Tavis joined Prudential Investments in October 2003 as an investment manager research analyst within SIRG. Prior to joining SIRG, Mr. Tavis worked with Chartwell Consulting, an institutional investment consulting firm, primarily providing due diligence on investment management firms to corporate pension plans, endowments, and foundations.

Mr. Tavis received his Bachelor of Science in Economics and Finance, summa cum laude, from Rider University. He is a Chartered Financial Analyst (CFA) charterholder, as well as a member of the CFA Institute and the New York Society of Securities Analysts.

AST Parametric Emerging Markets Equity Portfolio
The Portfolio is managed by a team of portfolio managers from Parametric. The members of the team are Thomas Seto and David Stein. Mr. Seto and Mr. Stein have managed the Eaton Vance Structured Emerging Markets Fund since March 1, 2007. Mr. Seto has been Vice President and Director of Portfolio Management at Parametric for more than five years. Mr. Stein has been Managing Director and Chief Investment Officer at Parametric for more than five years. They both have co-managed other Eaton Vance funds since 2005.
AST PIMCO Limited Maturity Bond Portfolio

Saumil H. Parikh, CFA is a managing director in the Newport Beach office and generalist portfolio manager, focusing on asset allocation, multi-sector fixed income and absolute return portfolios. Mr. Parikh is also a member of the PIMCO Investment Committee and leads the firm’s cyclical economic forums. He previously served as a specialist portfolio manager on the short-term, mortgage and global portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 14 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

AST PIMCO Total Return Bond Portfolio

William H. Gross, CFA is a founder, managing director and co-CIO of PIMCO based in the Newport Beach office. He has been with PIMCO since he co-founded the firm in 1971 and oversees the management of more than $1.9 trillion of securities. He is the author of numerous articles on the bond market, as well as the book, “Everything You’ve Heard About Investing is Wrong,” published in 1997. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient). He received the Bond Market Association’s Distinguished Service Award in 2000 and became the first portfolio manager inducted into the Fixed Income Analysts Society's hall of fame in 1996. Mr. Gross is a seven-time Barron's Roundtable panelist (2005-2011), appearing in the annual issue featuring the industry's top investment experts, and he received the Money Management Lifetime

Achievement Award from Institutional Investor magazine in 2011. In a survey conducted by Pensions and Investments magazine in 1993, he was recognized by his peers as the most influential authority on the bond market in the U.S. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

AST Prudential Core Bond Portfolio
Kay Willcox is Managing Director and portfolio manager for Prudential Fixed Income's Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also Senior Investment Officer for Prudential Fixed Income and back-up portfolio manager on the Core Plus Fixed Income Strategy. Previously, Ms. Willcox was a mortgage-backed securities portfolio manager for the US Liquidity Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.
Michael J. Collins, CFA, is Senior Investment Officer and Credit Strategist for Prudential Fixed Income. He is also senior portfolio manager for Core Plus Fixed Income strategies. Mr. Collins formulates credit strategy for multi-sector portfolios and works with the corporate and high yield teams on portfolio strategy and construction. Previously, Mr. Collins was a High Yield Portfolio Manager and Investment Strategist for more than 10 years.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Richard Piccirillo is Principal and portfolio manager for Prudential Fixed Income's Global Rates and Securitized Products Team. He is also senior portfolio manager for Short/Intermediate Core and Core Plus Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in 1993. He also specializes in structured products and is a portfolio manager for multi-sector fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
AST Prudential Growth Allocation Portfolio
QMA
Ed Keon Jr., Edward Campbell, Joel Kallman, Stacie Mintz and Jacob Pozharny are primarily responsible for the day-to-day management of the asset allocation and equity portion of the Portfolio.
Asset Allocation
Edward F. Keon Jr. is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team . In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm’s investment policy committee and research recommendation committee. Ed’s prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Edward L. Campbell, CFA, is a Principal and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.
Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
US Equity
Stacie L. Mintz is a Principal and Portfolio Manager for Quantitative Management Associates (QMA). Stacie is primarily responsible for overseeing equity mandates. Previously, Stacie was a member of the asset allocation team, where she was responsible for retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.
Non-US Equity
Jacob Pozharny, PhD, is a Managing Director for Quantitative Management Associates (QMA), as well as Head of Research and Portfolio Management for Non-US Core Equity. Jacob was previously a Managing Director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. Earlier in his career, Jacob held positions at the University of California, Nicholas-Applegate Capital Management and the Federal Reserve.  He earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics and a PhD in Applied Statistics from the University of California.
PIM
Michael Collins, Kay Willcox and Richard Piccirillo of the Fixed Income unit (Prudential Fixed Income) of Prudential Investment Management, Inc. manage the fixed income segment of the Portfolio.
Michael J. Collins, CFA, is Managing Director and Senior Investment Officer for Prudential Fixed Income.  He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist.  He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Kay T. Willcox is Managing Director and senior portfolio manager for Prudential Fixed Income's Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also Senior Investment Officer for Prudential Fixed Income and back-up portfolio manager on the Core Plus Fixed Income Strategy. Previously, Ms. Willcox was a mortgage-backed securities portfolio manager for the US Liquidity

Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.
Richard Piccirillo is Principal and portfolio manager for Prudential Fixed Income's Global Rates and Securitized Products Team. He is also senior portfolio manager for Short/Intermediate Core and Core Plus Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in 1993. He also specializes in structured products and is a portfolio manager for multi-sector fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
AST QMA Emerging Markets Equity Portfolio
The portfolio managers responsible for management of the AST QMA Portfolio are Jacob Pozharny, Andrew Goldberg, Wen Jin, John Van Belle, and Ping Wang.
Dr. Pozharny, PhD, is a Managing Director for QMA, as well as Head of Research and Portfolio Management for Non-US Quantitative Core Equity. He joined QMA in October 2009 and previously was a Managing Director and Head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc.
Dr. Goldberg, ScD, is a Managing Director for QMA. He joined QMA or its predecessor companies in 2003.
Dr. Jin, PhD, is a Vice President for QMA. He joined QMA in June 2008 and previously was a Portfolio Manager and Director of Quantitative Strategy and Trading at Aristeia Capital Management.
Dr. Van Belle, PhD, is a Managing Director for QMA. He joined QMA or its predecessor companies in 1983.
Dr. Wang, PhD, is a Principal for QMA. He joined QMA in May 2011 and previously worked at TIAA-CREF Asset Management.
AST QMA Large-Cap Portfolio
The portfolio managers responsible for management of the QMA Portfolio are Daniel Carlucci, CFA, Devang Gambhirwala, and Stacie L. Mintz.
Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Dan co-manages large-cap and small-cap core equity portfolios as well as domestic and international index funds. He is also responsible for directing QMA’s managed account strategies. He previously served as an Investment Analyst with QMA’s value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. Dan holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.
Devang Gambhirwala is a Principal and Portfolio Manager for QMA. Devang is primarily responsible for overseeing the US Core Equity long-short and large-cap mandates, and is also responsible for management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

Stacie L. Mintz is a Principal and Portfolio Manager for QMA. Stacie is primarily responsible for overseeing equity mandates. Previously, Stacie was a member of the asset allocation team, where she was responsible for retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.
AST QMA US Equity Alpha Portfolio
QMA uses a team of portfolio managers and analysts to manage the Portfolio. The following portfolio managers have overall responsibility for managing the Portfolio's day-to-day activities:

Stacie L. Mintz is a Principal and Portfolio Manager for QMA. Stacie is primarily responsible for overseeing equity mandates. Previously, Stacie was a member of the asset allocation team, where she was responsible for retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.
Devang Gambhirwala is a Principal and Portfolio Manager for QMA. Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

AST Quantitative Modeling Portfolio
(PI: Underlying Portfolio Fulfillment). Brian Ahrens is a portfolio manager for the Portfolio and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
(QMA: Asset Allocation and Maintenance of Quantitative Model). Ted Lockwood is a Managing Director for QMA and head of QMA's asset allocation area. He is also responsible for managing asset allocation and equity portfolios, investment research, and new product development. Previously, Ted was an AT&T Bell Laboratories Fellow and member of the technical staff at AT&T. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with PI and spent several years as a Senior Analyst with PI's Strategic Investment Research Group. Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Edward F. Keon, Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.
Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
AST RCM World Trends Portfolio
Dr. Herold Rohweder is a Managing Director and Global Chief Investment Officer Multi Asset at Allianz Global Investors. He is also a member of the European Executive Committee of Allianz Global Investors and a member of the Global Investment Management Group. Dr. Rohweder joined Allianz in 1989 as a portfolio manager for global balanced, European equities and European fixed income. In 1998, Dr. Rohweder initiated the Systematic Asset Management effort for equity and multi asset investments at Allianz Asset Management. Since 2011, Dr. Rohweder has been Global CIO Multi Asset at Allianz Global Investors. Dr. Rohweder graduated from Wayne State University, Detroit with a Master of Arts degree in Economics and has received a PhD from the Economics department of the University of Kiel, Germany.
Dr. Matthias Müller is a Managing Director and Head of the Multi Asset Multi Strategy team. The team was formed in 2005 and since then grew its assets under management strongly. The experienced team is specialized in dynamic asset allocation strategies, predominantly for large institutional investors. As a senior portfolio manager, Dr. Müller manages various institutional mandates as well as funds for unit-linked insurance products. Before joining the Multi Asset Multi Strategy team, Dr. Müller was responsible for asset allocation and risk management at RCM’s balanced team since 2002 and worked as senior investment strategist at Allianz Asset Management since 1998 when he joined the firm from his position as an European equity portfolio manager for Allianz Sachversicherungs-AG. He works in the industry since 1995. Dr. Müller holds a doctorate in monetary economics from J.W. Goethe University in Frankfurt.
Giorgio Carlino is a Director and Portfolio Manager and member of the Multi Asset Multi Strategy team. He holds a degree in economics and finance from Rome’s La Sapienza University, and a master in portfolio management and asset allocation from the University of Statistics, Bologna (Italy). He started his career in fund management in 2001 at Commerzbank AM in Rome and then moved to Milan to join Allianz Global Investors (formerly RAS AM) as a private client portfolio manager with responsibility for multimanager selection. He joined the Multi Asset Multi Strategy team in Frankfurt in January 2008 and he is now the portfolio manager for the Horizont fund family and multi-asset/multi-manager funds.
Dr. Michael Stamos is a Portfolio Manager and member of the Multi Asset Multi Strategy team. He oversees various mandates for institutional clients. Prior to joining Multi Asset in 2007, Dr. Stamos worked over 4 years as a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, here he obtained his Doctoral Degree with highest distinction. He was also a member of joint research collaborations with the Insurance and Risk Management Department at the Wharton School. Dr. Stamos has published and refereed various articles in international renowned scientific journals on fields such as finance, economics, and insurance and he has presented his work at several international conferences.

Dr. Zijan Yang is a Portfolio Manager and member of the Multi Asset Multi Strategy team. He is responsible for several multi asset portfolios for institutional mandates. Dr. Yang also takes on a role in the research and development of Investment Strategies in the team. Dr. Yang spent some years in doing financial academic research at the University of Essex in the UK, specializing in portfolio optimization, before joining the company in 2008. In 2010, he gained his PhD degree in Computational Finance from the University of Essex. He is currently taking part in the CFA program.

AST Schroders Global Tactical Portfolio
Johanna Kyrklund, CFA, is Schroders' Head of Multi-Asset Investments. She has been with Schroders since 2007 and is responsible for investment on behalf of all multi-asset clients. She is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund and AST Schroders Multi-Asset World Strategies Portfolio. Ms. Kyrklund was formerly fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asset Management (1997-2005).

Philip Chandler, CFA, is based in New York, and is a fund manager in the multi-asset team focusing on North American clients. He also provides specialized fixed income market coverage for the global Multi Asset team. Mr. Chandler joined Schroders in 2003. Initially, he was part of the Fixed income government bond team before transferring to the Multi Asset team in 2009. CFA Charterholder (2006). MA Oxf, Philosophy, Politics & Economics, University of Oxford.

Aymeric Forest, CFA, joined Schroders in May 2011 as a fund manager in the multi-asset team and as a member of the Global Asset Allocation Committee. Prior to joining Schroders, Aymeric was Global Head of Global Investment Solutions at BBVA in Madrid, being responsible for multi asset products.From 2002 to 2009 he worked in London at ABN AMRO Asset Management, Fortis Investments (merger in 2008) and then BNP Paribas Investment Partners (merger in 2009), CFA Charter holder, DESS and Master degree in Finance, Université Nancy 2.
AST Schroders Multi-Asset World Strategies Portfolio
Johanna Kyrklund, CFA is Schroders' Head of Multi Asset Investment. She has been with the organization Schroders since 2007 and is responsible for investment on behalf of all multi-asset clients. She is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund. Formerly, fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asst Management (1997-2005).

Philip Chandler, CFA, is based in New York, and is a fund manager in the Multi-Asset team focusing on North American clients. He also provides specialized fixed income market coverage for the global Multi-Asset team. Mr. Chandler joined Schroders in 2003. Initially, he was part of the Fixed income government bond team before transferring to the Multi-Asset team in 2009. CFA Charterholder (2006). MA Oxf, Philosophy, Politics & Economics, University of Oxford.
Aymeric Forest, CFA, joined Schroders in May 2011 as a fund manager in the Multi-Asset team and as a member of the Global Asset Allocation Committee. Prior to joining Schroders, Aymeric was Global Head of Global Investment Solutions at BBVA in Madrid, being responsible for multi asset products. From 2002 to 2009 he worked in London at ABN AMRO Asset Management, Fortis Investments (merger in 2008) and then BNP Paribas Investment Partners (merger in 2009), CFA Charterholder, DESS and Master degree in Finance, Universite Nancy 2.

AST Small-Cap Growth Portfolio
Eagle Segment. The portfolio manager primarily responsible for management of the segment of the Portfolio managed by Eagle is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a BA in Business from City College of New York in 1970, and an MBA in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior

Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.
Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is an Portfolio Co-Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a BA in economics from Washington and Lee University and earned his MBA from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.
Emerald Segment. The portfolio managers primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.
Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, Inc. and part of the Small Cap Portfolio Management team. Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund of its endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.

Ms. Sears is Senior Vice President and has been a member of the Small Cap Portfolio Management team since 2002. Ms. Sears has been employed by Emerald since 1992 and maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.

Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner served as President of the Millersville University Foundation and previously served as Chair of the Board's Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.
AST Small-Cap Value Portfolio

J.P. Morgan Segment. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Dennis S. Ruhl and Phillip D. Hart.
Dennis S. Ruhl, managing director, is the head of the US Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. He is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization, and is also a board member of the MIT Club of New York and regional vice chair of the MIT Educational Council. Dennis is a CFA charterholder.

Phillip D. Hart, Executive Director, is a portfolio manager in the US Behavioral Finance Small Cap Equity Group.  An employee since 2003, his responsibilities include managing structured small-cap core and small-cap value accounts.  Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group.  Phillip obtained a BA in economics from Cornell University and is a CFA charterholder.
LMCG Segment. R. Todd Vingers manages the portion of the Portfolio advised by Lee Munder Capital Group, LLC (“LMCG”). Mr. Vingers joined LMCG in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 22 years of investment experience. Prior to joining LMCG, Mr. Vingers served as Vice President and senior portfolio manager for American Century Investments. Prior to joining American Century, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a BA from the University of St. Thomas and an MBA from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute.

ClearBridge Segment. Peter Hable, Managing Director and Senior Portfolio Manager, is the lead portfolio manager and is assisted by a team of portfolio managers that includes Mark Bourguignon, Marina Chinn, Mark Feasey and Michael Kang, each of whom is a director and portfolio analyst of the Subadviser.

Mr. Hable is ultimately responsible for all buy and sell decisions and sector allocations. Mr. Hable has more than 29 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since December 2005. He is also a member of the ClearBridge Management Committee. Mr. Hable has a BS in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

Mark Bourguignon joined the Subadviser its predecessor companies in 2003 and has 15 years of investment industry experience. From 2001 to 2002, he was a research analyst at Option Advantage Partners, LP.

Marina Chinn, CFA joined the Subadviser or its predecessor companies in June 2005 and has 11 years of investment industry experience. From January to March 2005, she was a vice president and investment banker at Citigroup Global Corporate and Investment Bank (Citigroup) and from August 2001 to December 2004, she was an associate and investment banker at Citigroup.

Mark Feasey, CFA, joined the Subadviser or its predecessor companies in 2005 and has 16 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management.
Michael Kang joined the Subadviser or its predecessor companies in 2004 and has 14 years of investment industry experience. In January 2003, Mr. Kang joined Carlin Financial Group as a proprietary trader and prior to that, he was a global technology analyst at Montgomery Asset Management.

AST T. Rowe Price Asset Allocation Portfolio
The Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Charles M. Shriver, CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio's overall investment strategy, as well as the allocation of the Portfolio's assets. Charles Shriver is a Vice President of T. Rowe Price and a Portfolio Manager within the Asset Allocation Group. He has been with the firm since 1991.

Ken D. Uematsu, CFA is a Vice President of T. Rowe Price and a portfolio manager and quantitative analyst in the US Quantitative Equity Group. He is responsible for the Portfolio's US small cap equity investments. Ken joined the firm in 1997 as a portfolio assistant in the Fixed Income Division and later moved to the position of investment liaison. In 2000, he joined the Equity Division as an associate research analyst.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio's foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm's Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio's high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio's US large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm's equity research analysts.
Anna Dopkin, CFA, is a Vice President of T. Rowe Price, Co-Director of US Equity Research and a member of the firm's Equity Steering Committee. Anna is responsible for the Portfolio's large cap equity investments. Prior to joining the firm in 1996, Ms. Dopkin worked at Goldman Sachs in its Mortgage Securities Department in New York and London.

Paul A. Karpers, CFA is a Vice President of T. Rowe Price and a high yield portfolio manager in the Fixed Income Division. He is responsible for the Portfolio's investments in high-yield securities. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia.
Michael J. Conelius, CFA, is a Vice President of T. Rowe Price and is responsible for the Portfolio's emerging market debt securities investments. Mr. Conelius joined the firm in 1988.
AST T. Rowe Price Equity Income Portfolio

Brian C. Rogers is primarily responsible for the day-to-day management of the Portfolio. Mr. Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition, he manages major institutional equity portfolios and serves as President of the T. Rowe Price Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an AB from Harvard College and an MBA from Harvard Business School.
AST T. Rowe Price Large-Cap Growth Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.
Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Vice President and an Investment Advisory Committee member of the Growth Stock Fund, Blue Chip Growth Fund, Global Stock Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.
AST T. Rowe Price Natural Resources Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Timothy E. Parker is the Investment Advisory Committee Chairman for the Portfolio. Mr. Parker joined T. Rowe Price in 2001 and his investment experience dates from 1997. He has served as an equity research analyst for the past five years. Mr. Parker has earned a BS in commerce from the McIntire School of Commerce at the University of Virginia and an MBA with the highest honors from the Darden Graduate School of Business Administration, University of Virginia.
AST Templeton Global Bond Portfolio
The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Portfolio will be Michael Hasenstab, PhD, and Canyon Chan, CFA.

Dr. Michael Hasenstab, PhD, is a senior vice president of Franklin Advisers, Inc. and co-director of the international bond department, overseeing the global fixed income portfolio management team. The group offers a variety of investment vehicles ranging from retail mutual funds to unregistered, privately offered hedge funds. In addition, he is a member of the group's Fixed Income Policy Committee and is a portfolio manager for a number of Franklin Templeton funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund.
Dr. Hasenstab has won numerous awards globally, including being named Morningstar's 2010 Fixed Income Manager of the Year and recognized as one of the most influential fund managers by Investment News in 2010. Bloomberg Markets named him Top Global Bond Fund Manager in 2010 and Top US and Global Bond Fund Manager in 2009. Additionally, he was named Global Bond Manager of the Year by Investment Week in 2008, 2010, and 2011, and also Best Global Manager by Standard & Poor's/BusinessWeek in 2006.
Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his doctor of philosophy (PhD) degree, he rejoined the company in April 2001. He specializes in global macroeconomic analysis with a focus on currency, interest rate and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively abroad, with a special focus on Asia.
Dr. Hasenstab holds a PhD in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University and a BA in international relations/political economy from Carleton College in the United States.
Canyon Chan is a senior vice president and portfolio manager in the Franklin Templeton Fixed Income Group's international bond department. He focuses on portfolio construction and implementation, derivatives, quantitative strategies and analytics, and risk management. Additionally, he performs generalist research across global asset classes.
Mr. Chan was a director in Franklin Templeton's alternative investment strategies group from 2003 to 2007. He managed Franklin Templeton's fund of hedge funds portfolios and the style allocation for the Franklin Templeton Global Growth and Value Fund. In addition, he researched and developed new hedge fund, currency and commodity investment strategies.
Prior to 2003, Mr. Chan was a vice president and portfolio manager for Franklin Advisers, Inc. He was a co-manager of the Franklin Flex Cap Growth Fund, Franklin Equity Fund and Franklin Technology Fund. His equity research experience included coverage of the Internet, enterprise software, new media, electronic commerce, telecommunications equipment, entertainment software, paper, packaging and engineering and construction industries, as well as quantitative stock research and modeling.
In addition to his investment management responsibilities, Mr. Chan served as the director of Portfolio Technology for the Franklin Equity Group of Franklin Advisers, Inc. He developed various portfolio analytics, risk management, research database and knowledge management systems, as well as internal analyst and manager performance measurement and benchmarking processes.
Mr. Chan joined Franklin Templeton in 1991 after earning his BA in quantitative economics from Stanford University. He is a Chartered Financial Analyst (CFA) Charterholder, a member of the Security Analysts of San Francisco (SASF) and the CFA Institute.

AST Wellington Management Hedged Equity Portfolio
The Portfolio is managed by Kent Stahl and Gregg Thomas.

Kent M. Stahl, CFA Senior Vice President and Director of Investments and Risk Management of Wellington Management, serves as the Portfolio Manager of the Portfolio. Mr. Stahl joined Wellington Management as an investment professional in 1998.

Gregg R. Thomas, CFA, Vice President and Director of Risk Management of Wellington Management, is involved in portfolio management and securities analysis for the Portfolio. Mr. Thomas joined Wellington Management as an investment professional in 2001.

AST Western Asset Core Plus Bond Portfolio
The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Carl L .Eichstaedt, Keith J. Gardner, and Mark S. Lindbloom serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.
As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Walsh, Mr. Eichstaedt, Mr. Gardner, Mr. Lindbloom and Mr. Buchanan have been employed by Western Asset as portfolio managers for at least the past five years.

Mr. Walsh assumed the role of Co-Chief Investment Officer effective March 31, 2013. Mr. Walsh will be retiring from Western Asset effective March 31, 2014.  In the interim, S. Kenneth Leech will be serving as Co-Chief Investment Officer as well and working to transition to the role of Chief Investment Officer.  As of March 31, 2014, S. Kenneth Leech will assume the role of Chief Investment Officer and will be added as a Portfolio Manager to the Fund.  Mr. Walsh will be removed as a portfolio manager effective as of that date in light of the transition.
AST Western Asset Emerging Markets Debt Portfolio
The portfolio managers responsible for management of the Portfolio are Stephen A. Walsh, Keith J. Gardner, and Matthew C. Duda and S. Kenneth Leech.
Mr. Walsh assumed the role of Co-Chief Investment Officer effective March 31, 2013. Mr. Walsh will be retiring from Western Asset effective March 31, 2014.  In the interim, S. Kenneth Leech will be serving as Co-Chief Investment Officer as well and working to transition to the role of Chief Investment Officer.  As of March 31, 2014, S. Kenneth Leech will assume the role of Chief Investment Officer and will be added as a Portfolio Manager to the Fund.  Mr. Walsh will be removed as a portfolio manager effective as of that date in light of the transition.  He has been employed by Western Asset Management since 1991 and has held the position of Chief Investment Officer since 2009.
Mr. Gardner is Head of Developing Markets at Western Asset. He has been employed by Western Asset since 1994.
Mr. Duda is a Portfolio Manager at Western Asset. He has been employed by Western Asset since 1991.
Mr. Leech is a graduate from the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Co-Chief Investment Officer since 2013.  Prior to that time, Mr. Leech served as a portfolio manager and CIO Emeritus at Western Asset.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming Shares of the Portfolios
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the contracts). Therefore, Participating Insurance Companies, not the Fund, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each Participating Insurance Company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional Participating Insurance Companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022, 2023 and 2024 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.
An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor & DISTRIBUTION ARRANGEMENTS
The Fund offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Fund. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Fund has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Fund, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. In addition, no 12b-1 fee is charged for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Fund. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.

OTHER INFORMATION
Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Fund's website at www.prudential.com/variableinsuranceportfolios.

Payments to Affiliates

PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.27	$10.61	$9.57	7.89	12.18
Income (Loss) From Investment Operations:
Net investment income	0.10	0.11	0.08	0.12	0.19
Net realized and unrealized gain (loss) on investments	1.18	(0.39)	1.05	1.77	(3.92)
Total from investment operations	1.28	(0.28)	1.13	1.89	(3.73)
Less Distributions:	(0.12)	(0.06)	(0.09)	(0.21)	(0.56)
Net Asset Value, end of year	$11.43	$10.27	$10.61	$9.57	$7.89
Total Return(a)	12.57%	(2.66)%	11.96%	24.36%	(31.89)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,588.6	$5,973.4	$6,689.5	$4,712.0	$2,623.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%(d)	0.77%(d)	0.70%(d)	0.75%(d)	0.38%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.92%(d)	0.85%(d)	0.82%(d)	0.82%(d)	0.40%(d)
Net investment income	0.87%	1.03%	0.76%	1.44%	1.85%
Portfolio turnover rate	102%	106%	75%	78%	158%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

(d) Includes dividend expense and broker fees and expenses on short sales of 0.14%, 0.06%, 0.04%, 0.02% and 0.01% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

AST ADVANCED STRATEGIES PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.84	$10.93	$9.73	$7.96	$11.76
Income (Loss) From Investment Operations:
Net investment income	0.18	0.17	0.12	0.17	0.28
Net realized and unrealized gain (loss) on investments	1.28	(0.16)	1.20	1.87	(3.67)
Total from investment operations	1.46	0.01	1.32	2.04	(3.39)
Less Distributions:	(0.22)	(0.10)	(0.12)	(0.27)	(0.41)
Net Asset Value, end of year	$12.08	$10.84	$10.93	$9.73	$7.96
Total Return(a)	13.65%	0.11%	13.71%	26.20%	(29.74)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,350.6	$3,784.3	$3,505.8	$2,021.8	$950.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.95%	0.97%	1.02%	1.05%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.99%	0.99%	1.03%	1.05%(d)
Net investment income	1.54%	1.74%	1.59%	1.97%	2.65%
Portfolio turnover rate	172%	221%	155%	222%	423%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Includes interest expense of 0.03% for the year ended December 31, 2008.

AST BALANCED ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.91	$11.11	$9.98	$8.23	$12.06
Income (Loss) From Investment Operations:
Net investment income	0.11	0.12	0.08	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.21	(0.25)	1.14	1.73	(3.56)
Total from investment operations	1.32	(0.13)	1.22	1.90	(3.35)
Less Distributions:	(0.50)	(0.07)	(0.09)	(0.15)	(0.48)
Net Asset Value, end of year	$11.73	$10.91	$11.11	$9.98	$8.23
Total Return(a)	12.48%	(1.22)%	12.31%	23.30%	(28.76)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,712.2	$6,447.4	$6,887.8	$4,612.5	$1,344.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.17%	0.17%
Net investment income	1.06%	1.06%	0.80%	1.91%	1.98%
Portfolio turnover rate	38%	71%	34%	34%	90%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
	Year Ended December 31, 2012	April 29, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.27	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.00	(0.79)
Total from investment operations	1.10	(0.73)
Less Distributions:	(0.05)
Net Asset Value, end of period	$10.32	$9.27
Total Return(a)	11.90%	(7.30)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,772.9	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.08%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.15%(d)
Net investment income	1.26%	1.10%(d)
Portfolio turnover rate	550%	314%(e)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Annualized.
(e) Not annualized.

AST BLACKROCK VALUE PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.51	$8.61	$7.78	$6.64	$12.56
Income (Loss) From Investment Operations:
Net investment income	0.12	0.10	0.09	0.07	0.12
Net realized and unrealized gain (loss) on investments	1.01	(0.14)	0.86	1.13	(4.22)
Total from investment operations	1.13	(0.04)	0.95	1.20	(4.10)
Less Distributions:	(0.11)	(0.06)	(0.12)	(0.06)	(1.82)
Net Asset Value, end of year	$9.53	$8.51	$8.61	$7.78	$6.64
Total Return(a)	13.40%	(0.49)%	12.44%	18.26%	(37.30)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$936.1	$1,694.2	$1,537.6	$1,210.3	$577.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94%	0.95%	0.96%	0.97%	0.99%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.97%	0.97%	0.98%	0.99%
Net investment income	1.34%	1.22%	1.11%	1.82%	2.15%
Portfolio turnover rate	123%	124%	208%	143%	254%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST BOND PORTFOLIO 2015
	Year EndedDecember 31,				January 28, 2008(c) through December 31, 2008(d)
	2012(d)	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.66	$11.96	$11.39	$11.49	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.15	0.21	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.13	0.47	0.89	(0.14)	1.37
Total from investment operations	0.28	0.68	1.05	(0.05)	1.49
Less Distributions:	(0.86)	(2.98)	(0.48)	(0.05)	–
Net Asset Value, end of period	$9.08	$9.66	$11.96	$11.39	11.49
Total Return(a)	3.02%	6.40%	9.38%	(0.38)%	14.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$83.7	$115.4	$134.1	$189.0	$221.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90%	0.87%	0.83%	0.81%	0.90%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.90%	0.87%	0.83%	0.81%	0.90%(e)
Net investment income	1.62%	2.03%	1.02%	0.71%	1.27%(e)
Portfolio turnover rate(f)	364%	292%	181%	303%	1433%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.

(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST BOND PORTFOLIO 2016
	Year Ended December 31,			January 2, 2009(c) through December 31, 2009
	2012(d)	2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.48	$10.56	$9.55	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.04	0.21	–(e)
Net realized and unrealized gain (loss) on investments	0.29	0.82	0.80	(0.45)
Total from investment operations	0.34	0.86	1.01	(0.45)
Less Distributions:	(0.11)	(2.94)	–	–
Net Asset Value, end of period	$8.71	$8.48	$10.56	$9.55
Total Return(a)	4.17%	9.64%	10.58%	(4.50)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$49.3	$104.9	$ 43.0	$28.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.98%	0.93%	1.00%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.98%	0.93%	1.74%(f)
Net investment income (loss)	0.53%	0.42%	1.04%	(0.09)%(f)
Portfolio turnover rate(g)	355%	368%	615%	455%(h)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Less than $0.005 per share.
(f) Annualized.

(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h) Not annualized.

AST BOND PORTFOLIO 2017
	Year Ended December 31,		January 4, 2010(c) through December 31, 2010(d)
	2012(d)	2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.61	$10.96	$10.00
Income From Investment Operations:
Net investment income	0.08	0.09	0.09
Net realized and unrealized gain on investments	0.51	1.12	0.87
Total from investment operations	0.59	1.21	0.96
Less Distributions:	(0.05)	(0.56)	–
Net Asset Value, end of period	$12.15	$11.61	$10.96
Total Return(a)	5.12%	11.41%	9.60%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$355.6	$508.2	$177.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.78%	0.80%	0.88%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.79%	0.80%	0.88%(e)
Net investment income	0.72%	0.76%	0.85%(e)
Portfolio turnover rate(f)	422%	462%	695%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.

(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST BOND PORTFOLIO 2018
	Year Ended December 31,				January 28, 2008(c) through December 31, 2008
	2012(d)	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.85	$11.91	$11.16	$12.23	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.16	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.58	1.39	1.07	(0.83)	2.19
Total from investment operations	0.67	1.48	1.23	(0.75)	2.23
Less Distributions:	(0.11)	(1.54)	(0.48)	(0.32)	–
Net Asset Value, end of period	$12.41	$11.85	$11.91	$11.16	$12.23
Total Return(a)	5.72%	13.58%	11.19%	(5.97)%	22.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$515.6	$682.9	$100.7	$150.7	$166.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.77%	0.87%	0.83%	0.98%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	0.87%	0.83%	0.98%(e)
Net investment income	0.71%	0.75%	0.95%	0.69%	1.04%(e)
Portfolio turnover rate(f)	417%	495%	208%	392%	701%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Annualized.

(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST BOND PORTFOLIO 2019
	Year Ended December 31,				January 28, 2008(c) through December 31, 2008(d)
	2012(d)	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.08	$11.86	$11.32	$12.31	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.07	0.16	0.09	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.55	1.47	1.18	(1.03)	2.22
Total from investment operations	0.62	1.63	1.27	(0.95)	2.31
Less Distributions:	(1.35)	(2.41)	(0.73)	(0.04)	–
Net Asset Value, end of period	$10.35	$11.08	$11.86	$11.32	$12.31
Total Return(a)	5.86%	15.97%	11.36%	(7.70)%	23.10%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$199.0	$56.6	$ 88.2	$103.6	$124.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%	0.95%	0.88%	0.86%	1.00%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.95%	0.88%	0.86%	1.08%(e)
Net investment income	0.65%	1.44%	0.62%	0.64%	0.95%(e)
Portfolio turnover rate(f)	552%	252%	222%	399%	779%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.

(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h) Not annualized.

AST BOND PORTFOLIO 2020
	Year Ended December 31,			January 2, 2009(c) through December 31, 2009
	2012(d)	2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.26	$10.01	$ 8.95	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.12	0.07	–(e)
Net realized and unrealized gain (loss) on investments	0.44	1.57	0.99	(1.05)
Total from investment operations	0.54	1.69	1.06	(1.05)
Less Distributions:	(4.20)	(1.44)	–	–
Net Asset Value, end of period	$6.60	$10.26	$10.01	$8.95
Total Return(a)	6.32%	18.67%	11.84%	(10.50)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.7	$24.8	$106.7	$8.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	0.96%	0.89%	1.00%(f)
Expenses Before Waivers and/or Expense Reimbursement	2.38%	0.96%	0.89%	2.59%(f)
Net investment income (loss)	1.17%	1.26%	0.66%	(0.06)%(f)
Portfolio turnover rate(g)	470%	306%	854%	433%(h)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Less than $0.005 per share.
(f) Annualized.

(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h) Not annualized.

AST BOND PORTFOLIO 2021
	Year Ended December 31,		January 4, 2010(c) through December 31, 2010(d)
	2012(d)	2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.47	$11.21	$10.00
Income From Investment Operations:
Net investment income	0.12	0.10	0.08
Net realized and unrealized gain on investments	0.79	2.17	1.13
Total from investment operations	0.91	2.27	1.21
Less Distributions:	(0.38)	(0.01)	–
Net Asset Value, end of period	$14.00	$13.47	$11.21
Total Return(a)	6.80%	20.30%	12.10%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$381.2	$652.7	$168.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.77%	1.00%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	1.03%(e)
Net investment income	0.91%	0.83%	0.82%(e)
Portfolio turnover rate(f)	383%	428%	863%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.

(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST BOND PORTFOLIO 2022
	Year Ended December 31, 2012	January 3, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.24	$10.00
Income From Investment Operations:
Net investment income	0.08	0.01
Net realized and unrealized gain on investments	0.64	2.23
Total from investment operations	0.72	2.24
Less Distributions:	(0.03)	–
Net Asset Value, end of period	$12.93	$12.24
Total Return(a)	5.85%	22.40%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$452.9	$339.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.78%	0.90%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.90%(d)
Net investment income	0.63%	0.13%(d)
Portfolio turnover rate(e)	420%	585%(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Annualized.

(e) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f) Not annualized.

AST BOND PORTFOLIO 2023
January 03, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.02)
Net realized and unrealized gain on investments	0.61
Total from investment operations	0.59
Net Asset Value, end of period	$10.59
Total Return(a)	5.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$142.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.07%(e)
Net investment loss	(0.18)%(e)
Portfolio turnover rate(f)	537%(g)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.14	$10.44	$9.32	$7.59	$12.44
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.09	0.19
Net realized and unrealized gain (loss) on investments	1.29	(0.35)	1.18	1.81	(4.32)
Total from investment operations	1.38	(0.25)	1.23	1.90	(4.13)
Less Distributions:	(0.10)	(0.05)	(0.11)	(0.17)	(0.72)
Net Asset Value, end of year	$11.42	$10.14	$10.44	9.32	7.59
Total Return(a)	13.73%	(2.43)%	13.37%	25.33%	(34.94)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,807.9	$6,556.1	$8,024.8	$5,833.3	$3,045.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.17%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.17%	0.16%
Net investment income	0.86%	0.85%	0.60%	1.72%	1.51%
Portfolio turnover rate	51%	69%	47%	31%	74%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

AST COHEN & STEERS REALTY PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.10	$4.82	$3.77	$12.12
Income (Loss) From Investment Operations:
Net investment income	0.02	0.09	0.05	0.07	0.17
Net realized and unrealized gain (loss) on investments	0.97	0.31	1.32	1.09	(1.83)
Total from investment operations	0.99	0.40	1.37	1.16	(1.66)
Less Distributions:	(0.11)	(0.04)	(0.09)	(0.11)	(6.69)
Capital Contributions (Note 4):	–	–(c)	–	–	–
Net Asset Value, end of year	$7.34	$6.46	$6.10	$4.82	$3.77
Total Return(a)	15.35%	6.59%	28.69%	31.93%	(35.05)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$632.9	$531.6	$549.6	$386.7	$223.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.08%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.14%	1.14%	1.16%	1.16%
Net investment income	0.13%	1.39%	0.95%	2.65%	2.62%
Portfolio turnover rate	103%	119%	111%	113%	142%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Less than $0.005 per share.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.02	$9.26	$6.99	$5.28	$11.55
Income (Loss) From Investment Operations:
Net investment income (loss)	–(d)	(0.03)	0.04	–(d)	0.01
Net realized and unrealized gain (loss) on investments	1.61	(1.18)	2.23	1.72	(4.40)
Total from investment operations	1.61	(1.21)	2.27	1.72	(4.39)
Less Distributions:	–	(0.03)	–(d)	(0.01)	(1.88)
Net Asset Value, end of year	$9.63	$8.02	$9.26	$6.99	$5.28
Total Return(a)	20.08%	(13.11)%	32.54%	32.66%	(44.04)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$649.7	$521.1	$648.1	$415.5	$213.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%	1.11%	1.11%	1.14%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.12%	1.12%	1.14%	1.14%
Net investment income (loss)	(0.01)%	(0.38)%	0.51%	0.08%	0.12%
Portfolio turnover rate	84%	85%	73%	94%	109%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.35	$9.93	$8.80	$7.29	$10.03
Income (Loss) From Investment Operations:
Net investment income	0.11	0.06	0.04	0.08	0.12
Net realized and unrealized gain (loss) on investments	1.16	(0.29)	1.13	1.46	(2.85)
Total from investment operations	1.27	(0.23)	1.17	1.54	(2.73)
Less Distributions:	(0.06)	(0.35)	(0.04)	(0.03)	(0.01)
Net Asset Value, end of year	$10.56	$9.35	$9.93	$8.80	$7.29
Total Return(a)	13.64%	(2.47)%	13.32%	21.23%	(27.27)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,804.4	$928.2	$785.7	$346.4	$57.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26%(d)	1.32%(e)	1.21%(e)	0.37%	0.41%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.34%(d)	1.33%(e)	1.22%(e)	0.38%	0.59%(f)
Net investment income	1.07%	0.73%	0.44%	0.96%	1.38%
Portfolio turnover rate	217%	275%	334%	190%	347%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.30%, 0.28% and 0.18% for the years ended December 31, 2012, 2011 and 2010, respectively.
(e) Includes loan interest expense of 0.01%.

AST FIRST TRUST BALANCED TARGET PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.46	$9.76	$8.69	$7.33	$11.59
Income (Loss) From Investment Operations:
Net investment income	0.22	0.21	0.22	0.24	0.35
Net realized and unrealized gain (loss) on investments	0.77	(0.35)	1.00	1.45	(4.24)
Total from investment operations	0.99	(0.14)	1.22	1.69	(3.89)
Less Distributions:	(0.22)	(0.16)	(0.15)	(0.33)	(0.37)
Net Asset Value, end of year	$10.23	$9.46	$9.76	$8.69	$7.33
Total Return(a)	10.64%	(1.51)%	14.36%	23.85%	(34.49)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,112.7	$2,784.0	$2,787.4	$1,671.8	$690.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.94%	0.94%	0.98%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%	0.98%	0.99%	0.98%
Net investment income	2.23%	2.33%	2.46%	3.08%	3.58%
Portfolio turnover rate	94%	130%	62%	49%	119%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
April 30, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain (loss) on investments	0.78
Total from investment operations	0.87
Net Asset Value, end of period	$10.87
Total Return(a)	8.70%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,845.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.10%(e)
Net investment income	1.32%(e)
Portfolio turnover rate	21%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

AST GLOBAL REAL ESTATE PORTFOLIO
	Year Ended December 31,				May 1, 2008(c) through December 31, 2008
	2012(d)	2011	2010(d)	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.57	$8.13	$6.89	$5.23	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.14	0.16	0.17	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.86	(0.56)	1.19	1.66	(4.90)
Total from investment operations	2.00	(0.40)	1.36	1.80	(4.77)
Less Distributions:	(0.14)	(0.16)	(0.12)	(0.14)	–
Net Asset Value, end of period	$9.43	$7.57	$8.13	$6.89	$5.23
Total Return(a)	26.81%	(5.04)%	20.20%	35.10%	(47.70)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$548.1	$321.7	$380.1	$244.7	$166.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.16%	1.18%	1.19%	1.23%	1.27%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.17%	1.18%	1.19%	1.23%	1.27%(e)
Net investment income	1.66%	2.00%	2.89%	2.64%	2.79%(e)
Portfolio turnover rate	39%	55%	37%	59%	66%(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Annualized.
(f) Not annualized.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.24	$27.36	$24.83	$16.62	$27.86
Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.06	0.05	0.07	(0.02)
Net realized and unrealized gain (loss) on investments	4.96	(1.14)	2.50	8.14	(11.18)
Total from investment operations	5.18	(1.08)	2.55	8.21	(11.20)
Less Distributions:	(0.08)	(0.04)	(0.02)	–	(0.04)
Net Asset Value, end of year	$31.34	$26.24	$27.36	$24.83	$16.62
Total Return(a)	19.77%	(3.96)%	10.29%	49.40%	(40.27)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,350.9	$924.2	$1,949.0	$424.3	260.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.05%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.05%	1.02%
Net investment income (loss)	0.75%	0.14%	0.21%	0.35%	(0.07)%
Portfolio turnover rate	58%	65%	37%	65%	53%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.91	$15.93	$14.35	$12.44	$23.62
Income (Loss) From Investment Operations:
Net investment income	0.19	0.20	0.14	0.17	0.27
Net realized and unrealized gain (loss) on investments	2.72	(1.07)	1.67	2.16	(9.11)
Total from investment operations	2.91	(0.87)	1.81	2.33	(8.84)
Less Distributions:	(0.20)	(0.15)	(0.23)	(0.42)	(2.34)
Net Asset Value, end of year	$17.62	$14.91	$15.93	$14.35	$12.44
Total Return(a)	19.67%	(5.52)%	12.89%	19.19%	(40.69)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,455.3	$1,185.3	$894.8	$874.1	$1,092.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.86%	0.87%	0.88%	0.85%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.88%	0.88%	0.85%
Net investment income	1.13%	1.38%	0.99%	1.33%	1.44%
Portfolio turnover rate	136%	188%	71%	143%	188%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.01	$5.44	$4.54	$2.89	$5.86
Income (Loss) From Investment Operations:
Net investment loss	(0.01)	(0.01)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.93	(0.14)	0.92	1.67	(1.94)
Total from investment operations	0.92	(0.15)	0.90	1.65	(1.98)
Less Distributions:	(0.68)	(0.28)	–	–	(0.99)
Net Asset Value, end of year	$5.25	$5.01	$5.44	$4.54	$2.89
Total Return(a)	19.62%	(2.98)%	19.82%	57.09%	(40.79)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$563.0	$411.8	$659.7	$439.8	$107.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.18%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.13%	1.14%	1.18%	1.16%
Net investment loss	(0.10)%	(0.25)%	(0.48)%	(0.48)%	(0.15)%
Portfolio turnover rate	78%	85%	73%	71%	96%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.96	$10.55	$9.50	$7.72	$10.20
Income (Loss) From Investment Operations:
Net investment income	0.06	0.07	0.07	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.93	(0.12)	1.03	1.67	(2.61)
Total from investment operations	0.99	(0.05)	1.10	1.80	(2.47)
Less Distributions:	(0.36)	(0.54)	(0.05)	(0.02)	(0.01)
Net Asset Value, end of year	$10.59	$9.96	$10.55	$9.50	$7.72
Total Return(a)	10.13%	(0.51)%	11.60%	23.38%	(24.27)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,613.2	$1,820.9	$1,666.9	$804.1	$100.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.23%	0.25%	0.26%	0.32%	0.41%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.31%	0.32%	0.32%	0.34%	0.58%(d)
Net investment income	0.68%	0.73%	0.73%	1.41%	1.60%
Portfolio turnover rate	37%	105%	63%	31%	145%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Includes loan interest expense of 0.01%.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.53	$10.44	$8.28	$6.62	$11.72
Income (Loss) From Investment Operations:
Net investment income	0.17	0.05	0.07	0.07	0.12
Net realized and unrealized gain (loss) on investments	1.47	0.08	2.14	1.69	(2.47)
Total from investment operations	1.64	0.13	2.21	1.76	(2.35)
Less Distributions:	(0.06)	(0.05)	(0.05)	(0.10)	(2.75)
Capital Contributions (Note 4):	–	0.01	–	–	–
Net Asset Value, end of year	$12.11	$10.53	$10.44	$8.28	$6.62
Total Return(a)	15.69%	1.30%	26.77%	26.85%	(26.64)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$590.9	$357.1	$272.8	$142.9	$85.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.10%	1.13%	1.19%	1.15%
Expenses Before Waivers and/or Expense Reimbursement	1.09%	1.10%	1.13%	1.19%	1.15%
Net investment income	1.47%	0.69%	0.98%	0.94%	1.09%
Portfolio turnover rate	87%	105%	78%	57%	67%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST HIGH YIELD PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.21	$7.43	$6.86	$5.30	$7.75
Income (Loss) From Investment Operations:
Net investment income	0.49	0.52	0.47	0.48	0.40
Net realized and unrealized gain (loss) on investments	0.46	(0.28)	0.43	1.35	(2.22)
Total from investment operations	0.95	0.24	0.90	1.83	(1.82)
Less Distributions:	(0.50)	(0.46)	(0.33)	(0.27)	(0.63)
Net Asset Value, end of year	$7.66	$7.21	$7.43	$6.86	$5.30
Total Return(a)	13.88%	3.17%	13.67%	35.35%	(25.54)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,605.7	$1,337.7	$1,384.5	$897.8	$331.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%	0.86%	0.87%	0.89%	0.88%
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.88%	0.88%	0.91%	0.91%
Net investment income	6.47%	6.71%	6.63%	7.98%	7.60%
Portfolio turnover rate	64%	93%	116%	76%	204%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST INTERNATIONAL GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.98	$11.53	$10.11	$7.61	$18.26
Income (Loss) From Investment Operations:
Net investment income	0.14	0.11	0.08	0.05	0.19
Net realized and unrealized gain (loss) on investments	1.86	(1.59)	1.38	2.61	(8.15)
Total from investment operations	2.00	(1.48)	1.46	2.66	(7.96)
Less Distributions:	(0.13)	(0.07)	(0.04)	(0.16)	(2.69)
Capital Contributions (Note 4):	0.01	–(d)	–	–	–
Net Asset Value, end of year	$11.86	$9.98	$11.53	$10.11	$7.61
Total Return(a)	20.37%	(12.92)%	14.50%	35.29%	(50.23)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,545.7	$2,237.2	$2,777.0	$2,138.5	$1,003.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.03%	1.09%	1.12%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.16%	1.15%	1.14%	1.13%	1.16%
Net investment income	1.19%	1.01%	0.72%	0.57%	1.30%
Portfolio turnover rate	136%	151%	147%	80%	102%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST INTERNATIONAL VALUE PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.54	$15.68	$14.25	$11.19	$21.99
Income (Loss) From Investment Operations:
Net investment income	0.33	0.36	0.20	0.17	0.47
Net realized and unrealized gain (loss) on investments	1.86	(2.30)	1.35	3.19	(9.47)
Total from investment operations	2.19	(1.94)	1.55	3.36	(9.00)
Less Distributions:	(0.37)	(0.20)	(0.12)	(0.30)	(1.80)
Capital Contributions (Note 4):	–(d)	–	–	–	–
Net Asset Value, end of year	$15.36	$13.54	15.68	14.25	$11.19
Total Return(a)	16.68%	(12.55)%	11.08%	30.50%	(44.00)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,239.6	$1,648.5	$2,166.1	$1,587.2	$657.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.12%	1.12%	1.13%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.16%	1.15%	1.14%	1.14%	1.16%
Net investment income	2.28%	2.35%	1.60%	1.35%	2.20%
Portfolio turnover rate	31%	40%	28%	40%	50%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Less than $0.005 per share.

AST INVESTMENT GRADE BOND PORTFOLIO
	Year Ended December 31,				January 28, 2008(c) through December 31, 2008(d)
	2012(d)	2011(d)	2010(d)	2009(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.12	$11.81	$11.82	$10.90	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.13	0.11	0.36	0.47	0.30
Net realized and unrealized gain (loss) on investments	0.44	0.89	0.85	0.74	0.60
Total from investment operations	0.57	1.00	1.21	1.21	0.90
Less Distributions:	(0.09)	(6.69)	(1.22)	(0.29)	–
Net Asset Value, end of period	$6.60	$6.12	$11.81	$11.82	$10.90
Total Return(a)	9.40%	12.44%	10.72%	11.40%	9.00%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,565.5	$13,122.3	$573.1	$1,080.5	$2,837.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.72%	0.71%	0.77%	0.75%	0.75%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.76%	0.75%	0.79%	0.77%	0.75%(e)
Net investment income	2.07%	1.85%	3.03%	4.22%	3.32%(e)
Portfolio turnover rate(f)	914%	744%	766%	630%	796%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.

(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST JENNISON LARGE-CAP GROWTH PORTFOLIO
	Year Ended December 31,			September 25, 2009(c) Through December 31, 2009
	2012(d)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.18	$12.10	$10.87	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	–(e)	(0.01)	(0.01)	–(e)
Net realized and unrealized gain on investments	1.85	0.09	1.24	0.87
Total from investment operations	1.85	0.08	1.23	0.87
Net Asset Value, end of period	$14.03	$12.18	$12.10	$10.87
Total Return(a)	15.19%	0.66%	11.32%	8.70%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,348.1	$1,483.2	$937.6	$419.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%	1.02%	1.05%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.08%(f)
Net investment income (loss)	0.01%	(0.17)%	(0.09)%	(0.10)%(f)
Portfolio turnover rate	66%	85%	66%	23%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.
(e) Less than $0.005 per share.
(f) Annualized.
(g) Not annualized.

AST JENNISON LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,			September 25, 2009(c) Through December 31, 2009
	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.19	$11.96	$10.55	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.09	0.05	0.05	0.01
Net realized and unrealized gain (loss) on investments	1.38	(0.75)	1.39	0.54
Total from investment operations	1.47	(0.70)	1.44	0.55
Less Distributions:	(0.06)	(0.07)	(0.03)	–
Net Asset Value, end of period	$12.60	$11.19	$11.96	$10.55
Total Return(a)	13.24%	(5.87)%	13.72%	5.50%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,437.8	$783.5	$864.0	$358.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	0.86%	0.87%	0.88%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.87%	0.94%(d)
Net investment income	0.99%	0.49%	0.55%	0.26%(d)
Portfolio turnover rate	49%	107%	52%	13%(e)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Annualized.
(e) Not annualized.

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.64	$10.12	$8.92	$7.07	$10.21
Income (Loss) From Investment Operations:
Net investment income	0.11	0.05	0.05	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.19	(0.10)	1.18	1.80	(3.17)
Total from investment operations	1.30	(0.05)	1.23	1.88	(3.13)
Less Distributions:	(0.13)	(0.43)	(0.03)	(0.03)	(0.01)
Net Asset Value, end of year	$10.81	$9.64	$10.12	$8.92	$7.07
Total Return(a)	13.58%	(0.57)%	13.82%	26.67%	(30.70)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,288.4	$1,378.5	$1,280.7	$552.0	$54.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.58%	0.26%	0.29%	0.35%	0.41%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.64%	0.32%	0.33%	0.36%	0.65%(d)
Net investment income	1.05%	0.60%	0.58%	0.98%	1.90%
Portfolio turnover rate	178%	131%	93%	40%	204%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Includes loan interest expense of 0.01%.

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.61	$20.73	$19.59	$15.07	$26.28
Income (Loss) From Investment Operations:
Net investment income	0.41	0.35	0.29	0.27	0.59
Net realized and unrealized gain (loss) on investments	3.50	(2.22)	1.07	4.98	(11.25)
Total from investment operations	3.91	(1.87)	1.36	5.25	(10.66)
Less Distributions:	(0.40)	(0.25)	(0.22)	(0.73)	(0.55)
Capital Contributions (Note 4):	0.08	–	–	–	–
Net Asset Value, end of year	$22.20	$18.61	$20.73	$19.59	$15.07
Total Return(a)	21.91%	(9.15)%	7.17%	35.79%	(41.34)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$392.3	$278.7	$364.4	$299.9	$168.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.05%	1.04%	1.04%	1.02%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.05%	1.04%	1.08%	1.07%(d)
Net investment income	2.04%	1.73%	1.52%	1.60%	2.71%
Portfolio turnover rate	21%	43%	18%	9%	18%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Includes loan interest expense of 0.01%.

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.90	$12.98	$12.15	$10.86	$13.77
Income (Loss) From Investment Operations:
Net investment income	0.21	0.22	0.12	0.02	0.10
Net realized and unrealized gain (loss) on investments	1.16	(0.19)	0.76	2.26	(2.41)
Total from investment operations	1.37	0.03	0.88	2.28	(2.31)
Less Distributions:	(0.22)	(0.11)	(0.05)	(0.99)	(0.60)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$14.05	$12.90	$12.98	$12.15	$10.86
Total Return(a)	10.72%	0.23%	7.32%	22.02%	(17.68)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,730.2	$2,004.9	$2,071.9	$1,710.7	$811.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.29%(e)	1.24%(e)	1.24%(e)	1.13%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.32%(e)	1.27%(e)	1.26%(e)	1.14%	1.14%
Net investment income	1.54%	1.69%	1.08%	0.60%	1.33%
Portfolio turnover rate	89%	116%	211%	75%	99%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

(e) The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.16%, 0.11% and 0.11% for the years ended December 31, 2012, 2011 and 2010, respectively.

AST LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.60	$13.32	$11.90	$10.26	$18.77
Income (Loss) From Investment Operations:
Net investment income	0.25	0.22	0.16	0.18	0.35
Net realized and unrealized gain (loss) on investments	1.82	(0.77)	1.39	1.76	(7.75)
Total from investment operations	2.07	(0.55)	1.55	1.94	(7.40)
Less Distributions:	(0.47)	(0.17)	(0.13)	(0.30)	(1.11)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$14.20	$12.60	$13.32	$11.90	$10.26
Total Return(a)	16.89%	(4.19)%	13.16%	19.44%	(41.49)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,867.9	$2,620.4	$3,863.8	$2,676.3	$1,508.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.82%	0.84%	0.85%	0.85%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.87%	0.88%	0.85%(e)
Net investment income	1.89%	1.69%	1.34%	1.69%	2.39%
Portfolio turnover rate	113%	71%	38%	104%	125%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) Includes loan interest expense and merger cost of 0.01%.

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.30	$10.43	$9.87	7.92	$11.59
Income (Loss) From Investment Operations:
Net investment income	0.14	0.24	0.62	0.49	0.72
Net realized and unrealized gain (loss) on investments	0.52	0.81	0.63	2.16	(3.13)
Total from investment operations	0.66	1.05	1.25	2.65	(2.41)
Less Distributions:	(0.46)	(0.18)	(0.69)	(0.70)	(1.26)
Net Asset Value, end of year	$11.50	$11.30	$10.43	$9.87	$7.92
Total Return(a)	5.93%	10.17%	13.41%	34.77%	(23.35)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,545.6	$1,951.6	$424.0	$441.2	$278.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%	0.80%	0.96%	0.96%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	0.92%	0.93%	0.96%	0.96%	0.95%
Net investment income	1.39%	2.15%	6.12%	6.74%	6.93%
Portfolio turnover rate	580%	696%	55%	48%	30%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST MARSICO CAPITAL GROWTH PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.11	$19.34	$16.27	$12.65	$23.47
Income (Loss) From Investment Operations:
Net investment income	0.15	0.08	0.05	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.19	(0.26)	3.14	3.64	(9.99)
Total from investment operations	2.34	(0.18)	3.19	3.74	(9.90)
Less Distributions:	(0.09)	(0.05)	(0.12)	(0.12)	(0.92)
Net Asset Value, end of year	$21.36	$19.11	$19.34	$16.27	$12.65
Total Return(a)	12.27%	(0.92)%	19.75%	29.76%	(43.66)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,392.7	$2,374.0	$2,547.4	$2,887.7	$1,785.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%	0.96%	0.97%	1.00%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.02%	1.00%
Net investment income	0.73%	0.40%	0.32%	0.74%	0.48%
Portfolio turnover rate	87%	80%	73%	70%	63%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST MFS GLOBAL EQUITY PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.77	$10.13	$9.09	$7.06	$13.81
Income (Loss) From Investment Operations:
Net investment income	0.12	0.14	0.05	0.05	0.18
Net realized and unrealized gain (loss) on investments	2.11	(0.45)	1.04	2.14	(3.97)
Total from investment operations	2.23	(0.31)	1.09	2.19	(3.79)
Less Distributions:	(0.13)	(0.05)	(0.05)	(0.16)	(2.96)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$11.87	$9.77	$10.13	$9.09	$7.06
Total Return(a)	23.08%	(3.13)%	12.05%	31.51%	(33.99)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$364.0	$214.5	$225.8	$140.9	$76.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.21%	1.20%	1.25%	1.32%	1.26%
Expenses Before Waivers and/or Expense Reimbursement	1.21%	1.20%	1.25%	1.32%	1.30%
Net investment income	1.09%	1.32%	0.69%	0.87%	1.33%
Portfolio turnover rate	27%	69%	26%	27%	30%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST MFS GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.54	$9.63	$8.55	$6.88	$10.84
Income (Loss) From Investment Operations:
Net investment income	0.04	–(d)	0.03	0.01	0.02
Net realized and unrealized gain (loss) on investments	1.59	(0.06)	1.06	1.67	(3.96)
Total from investment operations	1.63	(0.06)	1.09	1.68	(3.94)
Less Distributions:	–	(0.03)	(0.01)	(0.01)	(0.02)
Net Asset Value, end of year	$11.17	$9.54	$9.63	$8.55	$6.88
Total Return(a)	17.09%	(0.60)%	12.78%	24.49%	(36.39)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,703.1	$1,107.4	$1,797.0	$1,938.4	$575.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.95%	1.01%	1.02%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%	1.02%	1.03%	1.04%
Net investment income (loss)	0.45%	(0.05)%	0.26%	0.18%	0.39%
Portfolio turnover rate	67%	103%	273%	384%	505%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST MFS LARGE-CAP VALUE PORTFOLIO
August 20, 2012(c) through December 31, 2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.07
Net realized and unrealized gain (loss) on investments	0.19
Total from investment operations	0.26
Net Asset Value, end of period	$10.26
Total Return(a)	2.60%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$664.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.00%(d)
Net investment income	2.09%(d)
Portfolio turnover rate	7%(e)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Commencement of operations.
(d) Annualized.
(e) Not annualized.

AST MID-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.45	$11.93	$9.71	$7.12	$12.06
Income (Loss) From Investment Operations:
Net investment income	0.24	0.08	0.07	0.08	0.16
Net realized and unrealized gain (loss) on investments	1.84	(0.49)	2.21	2.66	(4.55)
Total from investment operations	2.08	(0.41)	2.28	2.74	(4.39)
Less Distributions:	(0.12)	(0.07)	(0.06)	(0.15)	(0.55)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$13.41	$11.45	$11.93	$9.71	$7.12
Total Return(a)	18.32%	(3.45)%	23.61%	38.89%	(38.12)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	674.8	$360.8	$427.5	$261.3	$131.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.09%	1.10%	1.14%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.08%	1.09%	1.10%	1.14%	1.12%
Net investment income	1.88%	0.66%	0.85%	1.02%	1.64%
Portfolio turnover rate	29%	56%	18%	30%	60%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST MONEY MARKET PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (Loss) From Investment Operations:
Net investment income	–(b)	–(b)	–(b)	–(b)	0.02
Less Distributions:	–(b)	–(b)	–(b)	–(b)	(0.02)
Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	0.01%	0.02%	0.03%	0.25%	2.51%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,268.7	$2,717.2	$3,217.9	$2,821.0	$2,906.4
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.21%	0.18%	0.26%	0.45%	0.56%
Expenses Before Waivers and/or Expense Reimbursement	0.61%	0.62%	0.62%	0.62%	0.59%
Net investment income	0.01%	0.02%	0.02%	0.24%	2.44%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Less than $0.005 per share.

AST NEUBERGER BERMAN CORE BOND PORTFOLIO
	Year Ended December 31, 2012(c)	October 17, 2011(d) through December 31, 2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.13	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.36	0.10
Total from investment operations	0.49	0.13
Less Distributions:	(0.03)	–
Net Asset Value, end of period	$10.59	$10.13
Total Return(a)	4.88%	1.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	610.6	894.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.79%	0.84%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.87%(e)
Net investment income	1.23%	1.51%(e)
Portfolio turnover rate	361%	51%(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the period.
(d) Commencement of operations.

(e) Annualized.
(f) Not annualized.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.72	$21.36	$16.60	$12.79	$22.51
Income (Loss) From Investment Operations:
Net investment loss	(0.08)	(0.13)	(0.06)	(0.02)	(0.16)
Net realized and unrealized gain (loss) on investments	2.77	0.48	4.82	3.83	(9.56)
Total from investment operations	2.69	0.35	4.76	3.81	(9.72)
Capital Contributions:	–	0.01	–	–	–
Net Asset Value, end of year	$24.41	$21.72	$21.36	$16.60	$12.79
Total Return(a)	12.39%	1.68%	28.67%	29.79%	(43.18)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$677.9	$562.7	$699.2	$458.2	$318.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.05%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.03%	1.04%	1.05%	1.03%
Net investment loss	(0.33)%	(0.58)%	(0.31)%	(0.33)%	(0.46)%
Portfolio turnover rate	55%	57%	47%	73%	62%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.64	$15.14	$12.42	$9.01	$16.88
Income (Loss) From Investment Operations:
Net investment income	0.28	0.17	0.14	0.16	0.16
Net realized and unrealized gain (loss) on investments	2.20	(0.56)	2.74	3.46	(6.79)
Total from investment operations	2.48	(0.39)	2.88	3.62	(6.63)
Less Distributions:	(0.17)	(0.13)	(0.16)	(0.21)	(1.24)
Capital Contributions (Note 4):	–	0.02	–	–	–
Net Asset Value, end of year	$16.95	$14.64	$15.14	$12.42	$9.01
Total Return(a)	17.13%	(2.49)%	23.43%	40.80%	(42.32)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$494.8	$422.6	$531.1	$451.2	$333.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.03%	1.04%	1.05%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.04%	1.05%	1.03%
Net investment income	1.67%	0.96%	0.99%	1.51%	1.13%
Portfolio turnover rate	34%	67%	38%	39%	98%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
April 30, 2012(c) Through December 31, 2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.08
Net realized and unrealized gain (loss) on investments	0.35
Total from investment operations	0.43
Less Distributions:	(0.12)
Net Asset Value, end of period	$10.31
Total Return(a)	4.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$404.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.06%(d)
Net investment income	1.03%(d)
Portfolio turnover rate	143%(e)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Commencement of operations.
(d) Annualized.
(e) Not annualized.

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
	Year Ended December 31,				May 1, 2008(c) Through December 31, 2008(d)
	2012(d)	2011(d)	2010(d)	2009(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.85	$9.92	$8.14	$4.92	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.12	0.12	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.25	(2.12)	1.74	3.18	(5.14)
Total from investment operations	1.37	(2.00)	1.82	3.25	(5.08)
Less Distributions:	(0.27)	(0.07)	(0.04)	(0.03)	–
Net Asset Value, end of period	$8.95	$7.85	$9.92	$8.14	$4.92
Total Return(a)	17.93%	(20.27)%	22.42%	66.31%	(50.80)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,356.6	$881.0	$1,271.6	$645.2	$165.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.41%	1.43%(e)	1.40%	1.46%	1.62%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.43%	1.44%(e)	1.41%	1.46%	1.62%(f)
Net investment income	1.43%	1.34%	0.90%	0.98%	1.25%(f)
Portfolio turnover rate	20%	67%	20%	21%	47%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Includes 0.01% of loan interest expense.
(f) Annualized.
(g) Not annualized.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.55	$10.58	$10.46	$10.85	$11.36
Income (Loss) From Investment Operations:
Net investment income	0.10	0.14	0.11	0.30	0.44
Net realized and unrealized gain (loss) on investments	0.38	0.11	0.29	0.75	(0.32)
Total from investment operations	0.48	0.25	0.40	1.05	0.12
Less Distributions:	(0.45)	(0.28)	(0.28)	(1.44)	(0.63)
Net Asset Value, end of year	$10.58	$10.55	$10.58	$10.46	$10.85
Total Return(a)	4.60%	2.34%	3.90%	10.33%	1.02%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,178.0	$1,026.2	$968.4	$1,033.9	$775.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76%	0.77%	0.79%(d)	0.79%	0.78%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	0.80%(d)	0.79%	0.78%(d)
Net investment income	0.95%	1.34%	1.02%	2.78%	3.92%
Portfolio turnover rate	297%	575%	368%	363%	410%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2010 and 2008, respectively.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.91	$12.16	$11.70	$11.31	$12.10
Income (Loss) From Investment Operations:
Net investment income	0.25	0.26	0.25	0.35	0.63
Net realized and unrealized gain (loss) on investments	0.84	0.13	0.64	1.41	(0.89)
Total from investment operations	1.09	0.39	0.89	1.76	(0.26)
Less Distributions:	(0.48)	(0.64)	(0.43)	(1.37)	(0.53)
Net Asset Value, end of year	$12.52	$11.91	$12.16	$11.70	$11.31
Total Return(a)	9.32%	3.18%	7.72%	16.53%	(2.26)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,159.5	$6,925.1	$9,779.9	$8,417.4	$3,108.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.73%(d)	0.74%(d)	0.74%(d)	0.75%(d)	0.75%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.77%(d)	0.77%(d)	0.77%(d)	0.78%(d)	0.75%(d)
Net investment income	2.06%	2.14%	2.09%	3.03%	4.20%
Portfolio turnover rate	482%	755%	633%	445%	506%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.76	$11.75	$10.78	$9.10	$11.78
Income (Loss) From Investment Operations:
Net investment income	0.17	0.16	0.13	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.00	(0.04)	1.00	1.54	(2.47)
Total from investment operations	1.17	0.12	1.13	1.81	(2.23)
Less Distributions:	(0.88)	(0.11)	(0.16)	(0.13)	(0.45)
Net Asset Value, end of year	$12.05	$11.76	$11.75	$10.78	$9.10
Total Return(a)	10.38%	0.99%	10.57%	20.04%	(19.55)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,677.2	$5,854.6	$5,299.9	$3,666.5	$1,340.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.17%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.17%	0.17%	0.17%
Net investment income	1.40%	1.34%	1.13%	2.71%	2.29%
Portfolio turnover rate	26%	58%	24%	21%	58%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST PRUDENTIAL CORE BOND PORTFOLIO
	Year Ended December 31, 2012(d)	October 17, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.14	$10.00
Income From Investment Operations:
Net investment income	0.24	0.02
Net realized and unrealized gain on investments	0.48	0.12
Total from investment operations	0.72	0.14
Less Distributions:	(0.05)	–
Net Asset Value, end of period	$10.81	$10.14
Total Return(a)	7.11%	1.40%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,869.6	$1,792.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%	0.78%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.84%(e)
Net investment income	2.38%	1.38%(e)
Portfolio turnover rate(f)	532%	309%(g)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO)
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.20	$9.91	$8.42	$6.86	$11.80
Income (Loss) From Investment Operations:
Net investment income	0.16	0.15	0.14	0.15	0.24
Net realized and unrealized gain (loss) on investments	1.02	(0.76)	1.44	1.60	(4.96)
Total from investment operations	1.18	(0.61)	1.58	1.75	(4.72)
Less Distributions:	(0.16)	(0.10)	(0.09)	(0.19)	(0.22)
Net Asset Value, end of year	$10.22	$9.20	$9.91	$8.42	$6.86
Total Return(a)	12.92%	(6.22)%	19.02%	25.98%	(40.71)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,048.9	$3,253.6	$4,030.3	$2,419.5	$788.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.93%	0.93%	0.97%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%	0.98%	0.98%	0.98%
Net investment income	1.86%	1.43%	1.61%	2.00%	2.08%
Portfolio turnover rate	98%	150%	89%	58%	134%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST QMA US EQUITY ALPHA PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.55	$11.24	$9.84	$8.23	$13.70
Income (Loss) From Investment Operations:
Net investment income	0.13	0.10	0.08	0.06	0.15
Net realized and unrealized gain (loss) on investments	2.03	0.29	1.39	1.71	(5.36)
Total from investment operations	2.16	0.39	1.47	1.77	(5.21)
Less Distributions:	(0.11)	(0.08)	(0.07)	(0.16)	(0.26)
Net Asset Value, end of year	$13.60	$11.55	$11.24	$9.84	$8.23
Total Return(a)	18.81%	3.46%	15.05%	21.82%	(38.72)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$416.3	$305.2	$339.7	$277.7	$198.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.78%(d)	1.49%(d)	1.57%(d)	1.80%(d)	1.41%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.78%(d)	1.66%(d)	1.66%(d)	1.80%(d)	1.41%(d)
Net investment income	1.01%	0.81%	0.83%	0.89%	1.37%
Portfolio turnover rate	137%	128%	89%	96%	189%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.63%, 0.49%, 0.49%, 0.60% and 0.38% for the years December 31, 20,12, 2011, 2010, 2009 and 2008, respectively.

AST QUANTITATIVE MODELING PORTFOLIO
	Year Ended December 31, 2012	May 2, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.00	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.05	0.01
Net realized and unrealized gain (loss) on investments	1.13	(1.01)
Total from investment operations	1.18	(1.00)
Less Distributions:	–(d)	–
Net Asset Value, end of period	$10.18	$9.00
Total Return(a)	13.16%	(10.00)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$203.6	$84.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.31%	0.30%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.32%	0.55%(e)
Net investment income	0.72%	0.22%(e)
Portfolio turnover rate	81%	264%(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.

(d) Less than $0.005 per share.
(e) Annualized.
(f) Not annualized.

AST RCM WORLD TRENDS PORTFOLIO (FORMERLY, AST MODERATE ASSET ALLOCATION PORTFOLIO)
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.60	$9.96	$8.95	$7.28	$10.06
Income (Loss) From Investment Operations:
Net investment income	0.05	0.06	0.06	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.91	(0.24)	1.00	1.57	(2.78)
Total from investment operations	0.96	(0.18)	1.06	1.70	(2.77)
Less Distributions:	(0.35)	(0.18)	(0.05)	(0.03)	(0.01)
Net Asset Value, end of year	$10.21	$9.60	$9.96	$8.95	$7.28
Total Return(a)	10.28%	(1.82)%	11.92%	23.39%	(27.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,616.9	$2,196.5	$1,974.6	$877.4	$141.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.21%	0.23%	0.23%	0.27%	0.41%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.30%	0.32%	0.32%	0.33%	0.46%(d)
Net investment income	0.73%	0.72%	0.66%	1.61%	1.53%
Portfolio turnover rate	96%	113%	44%	44%	178%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Includes 0.01% of loan interest expense.

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
	Year Ended December 31,
	2012(d)	2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.34	$10.71	$9.40	$7.44	$11.53
Income (Loss) From Investment Operations:
Net investment income	0.11	0.06	0.05	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.52	(0.31)	1.29	1.90	(4.12)
Total from investment operations	1.63	(0.25)	1.34	2.00	(4.06)
Less Distributions:	(0.12)	(0.12)	(0.03)	(0.04)	(0.03)
Net Asset Value, end of year	$11.85	$10.34	$10.71	9.40	$7.44
Total Return(a)	15.91%	(2.39)%	14.34%	27.02%	(35.30)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,011.3	$1,613.7	$1,586.4	$603.7	$73.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.23%	0.24%	0.31%	0.41%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.86%	0.32%	0.32%	0.36%	0.50%(e)
Net investment income	0.93%	0.61%	0.52%	1.11%	1.57%
Portfolio turnover rate	361%	133%	60%	48%	219%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the year.
(e) Includes loan interest of 0.01% for the year ended December 31, 2008.

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.74	$13.50	$12.17	$9.69	$15.33
Income (Loss) From Investment Operations:
Net investment income	0.24	0.27	0.33	0.31	0.29
Net realized and unrealized gain (loss) on investments	1.15	(0.73)	1.09	2.35	(4.54)
Total from investment operations	1.39	(0.46)	1.42	2.66	(4.25)
Less Distributions:	(0.30)	(0.30)	(0.09)	(0.18)	(1.39)
Net Asset Value, end of year	$13.83	$12.74	$13.50	$12.17	$9.69
Total Return(a)	11.13%	(3.52)%	11.78%	27.73%	(30.24)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,605.4	$2,612.7	$2,702.7	$1,072.1	$159.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.20%	1.22%	1.23%	1.35%	1.28%
Expenses Before Waivers and/or Expense Reimbursement	1.24%	1.24%	1.25%	1.35%	1.28%
Net investment income	1.98%	2.14%	2.60%	2.76%	2.25%
Portfolio turnover rate	103%	161%	123%	142%	264%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST SMALL-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.20	$20.40	$14.99	$11.20	$17.23
Income (Loss) From Investment Operations:
Net investment income (loss)	–(d)	(0.12)	(0.03)	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.44	(0.08)	5.48	3.75	(6.04)
Total from investment operations	2.44	(0.20)	5.45	3.80	(6.03)
Less Distributions:	–	–	(0.04)	(0.01)	–
Capital Contributions (Note 4):	0.02	–	–	–	–
Net Asset Value, end of year	$22.66	$20.20	$20.40	$14.99	$11.20
Total Return(a)	12.18%	(0.98)%	36.42%	33.91%	(35.00)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$639.4	$517.2	$639.8	$362.1	$219.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.07%	1.10%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.04%	1.07%	1.10%(e)
Net investment income (loss)	(0.09)%	(0.56)%	(0.28)%	0.36%	0.07%
Portfolio turnover rate	112%	66%	57%	69%	104%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Less than $0.005 per share.
(e) Includes merger expense of 0.02%.

AST SMALL-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.69	$13.57	$10.81	$8.67	$14.11
Income (Loss) From Investment Operations:
Net investment income	0.15	0.06	0.06	0.04	0.19
Net realized and unrealized gain (loss) on investments	2.15	(0.88)	2.75	2.26	(3.87)
Total from investment operations	2.30	(0.82)	2.81	2.30	(3.68)
Less Distributions:	(0.07)	(0.07)	(0.05)	(0.16)	(1.76)
Capital Contributions (Note 4):	–	0.01	–	–	–
Net Asset Value, end of year	$14.92	$12.69	$13.57	$10.81	$8.67
Total Return(a)	18.16%	(5.98)%	26.11%	26.88%	(29.72)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$907.8	$616.7	$1,055.9	$693.0	$455.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.03%	1.06%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.03%	1.06%	1.06%
Net investment income	1.17%	0.46%	0.56%	0.63%	1.20%
Portfolio turnover rate	53%	53%	46%	94%	76%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.21	$17.05	$15.45	$12.75	$18.05
Income (Loss) From Investment Operations:
Net investment income	0.33	0.27	0.29	0.28	0.39
Net realized and unrealized gain (loss) on investments	1.95	0.07	1.47	2.75	(4.88)
Total from investment operations	2.28	0.34	1.76	3.03	(4.49)
Less Distributions:	(0.42)	(0.18)	(0.16)	(0.33)	(0.81)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$19.07	$17.21	$17.05	$15.45	$12.75
Total Return(a)	13.50%	1.98%	11.53%	24.14%	(25.94)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,603.6	$4,259.7	$3,523.9	$1,794.6	$693.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.95%	0.96%	0.99%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%	0.98%	1.01%	0.98%
Net investment income	1.77%	1.84%	1.84%	2.03%	2.50%
Portfolio turnover rate	51%	92%	51%	55%	122%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.12	$8.34	$7.47	$6.30	$12.57
Income (Loss) From Investment Operations:
Net investment income	0.19	0.14	0.09	0.11	0.24
Net realized and unrealized gain (loss) on investments	1.21	(0.27)	0.89	1.34	(4.97)
Total from investment operations	1.40	(0.13)	0.98	1.45	(4.73)
Less Distributions:	(0.02)	(0.09)	(0.11)	(0.28)	(1.54)
Capital Contributions:	–	–(d)	–	–	–
Net Asset Value, end of year	$9.50	$8.12	$8.34	$7.47	$6.30
Total Return(a)	17.25%	(1.64)%	13.24%	23.80%	(41.88)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,427.8	$200.9	$233.8	$190.3	$140.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.88%	0.88%	0.92%	0.91%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.91%	0.92%	0.95%	0.91%
Net investment income	2.15%	1.57%	1.21%	1.83%	2.45%
Portfolio turnover rate	40%	136%	72%	66%	23%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.17	$12.38	$10.69	$6.97	$11.74
Income (Loss) From Investment Operations:
Net investment loss	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	2.15	(0.20)	1.70	3.73	(4.74)
Total from investment operations	2.14	(0.21)	1.69	3.72	(4.76)
Less Distributions:	–	–	–	–	(0.01)
Net Asset Value, end of year	$14.31	$12.17	$12.38	$10.69	$6.97
Total Return(a)	17.58%	(1.70)%	15.81%	53.37%	(40.57)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,042.0	$1,967.9	$1,557.6	$900.4	$695.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.98%	1.01%	1.03%	0.99%(c)
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.00%	1.02%	1.03%	0.99%(c)
Net investment income (loss)	0.01%	(0.19)%	(0.21)%	(0.11)%	(0.10)%
Portfolio turnover rate	63%	93%	65%	98%	73%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Includes merger expenses of 0.01%.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.11	$22.58	$18.84	$17.96	$38.84
Income (Loss) From Investment Operations:
Net investment income	0.16	0.08	0.12	0.14	0.22
Net realized and unrealized gain (loss) on investments	0.52	(3.43)	3.71	7.74	(17.80)
Total from investment operations	0.68	(3.35)	3.83	7.88	(17.58)
Less Distributions:	(0.09)	(0.12)	(0.09)	(7.00)	(3.30)
Net Asset Value, end of year	$19.70	$19.11	$22.58	$18.84	$17.96
Total Return(a)	3.62%	(14.92)%	20.45%	49.35%	(49.98)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$750.3	$608.9	$988.4	$652.5	$271.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.03%	1.05%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.04%	1.05%	1.02%
Net investment income	0.90%	0.34%	0.65%	0.82%	0.65%
Portfolio turnover rate	58%	61%	38%	24%	46%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST TEMPLETON GLOBAL BOND PORTFOLIO (formerly AST T. ROWE PRICE GLOBAL BOND PORTFOLIO)
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.11	$11.03	$10.82	$11.21	$12.36
Income (Loss) From Investment Operations:
Net investment income	0.22	0.30	0.34	0.44	0.85
Net realized and unrealized gain (loss) on investments	0.34	0.16	0.25	0.78	(1.12)
Total from investment operations	0.56	0.46	0.59	1.22	(0.27)
Less Distributions:	(0.48)	(0.38)	(0.38)	(1.61)	(0.88)
Net Asset Value, end of year	$11.19	$11.11	$11.03	$10.82	$11.21
Total Return(a)	5.23%	4.12%	5.74%	12.12%	(2.44)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$484.1	$405.1	$421.5	$413.5	$269.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.95%	0.98%	0.99%	0.97%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.98%	0.99%	0.97%
Net investment income	1.97%	2.64%	2.89%	3.47%	4.17%
Portfolio turnover rate	62%	88%	97%	93%	117%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.99	$9.34	$8.19	$6.47	$12.60
Income (Loss) From Investment Operations:
Net investment income	0.09	0.04	0.03	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.90	(0.36)	1.16	1.74	(4.95)
Total from investment operations	0.99	(0.32)	1.19	1.82	(4.86)
Less Distributions:	(0.03)	(0.03)	(0.04)	(0.10)	(1.27)
Net Asset Value, end of year	$9.95	$8.99	$9.34	$8.19	$6.47
Total Return(a)	11.01%	(3.46)%	14.63%	28.43%	(42.33)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$971.7	547.7	$482.5	443.6	$135.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	0.87%	0.18%	0.21%	0.20%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	0.87%	0.18%	0.21%	0.20%
Net investment income	1.15%	0.43%	0.34%	0.95%	0.86%
Portfolio turnover rate	54%	193%	48%	53%	77%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.70	$10.51	$9.98	$9.45	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.28	0.32	0.32	0.36	0.51
Net realized and unrealized gain (loss) on investments	0.53	0.30	0.45	0.71	(1.04)
Total from investment operations	0.81	0.62	0.77	1.07	(0.53)
Less Distributions:	(0.79)	(0.43)	(0.24)	(0.54)	(0.02)
Net Asset Value, end of year	$10.72	$10.70	$10.51	$9.98	$9.45
Total Return(a)	7.86%	6.02%	7.80%	11.75%	(5.31)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,856.0	$2,439.5	$3,049.4	$1,719.0	$772.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.78%	0.80%	0.80%	0.82%	0.82%
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.83%	0.83%	0.83%	0.82%
Net investment income	2.70%	2.99%	3.11%	3.66%	4.57%
Portfolio turnover rate	302%	572%	612%	334%	645%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
August 20, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.13
Net realized and unrealized gain (loss) on investments	0.32
Total from investment operations	0.45
Net Asset Value, end of period	$10.45
Total Return(a)	4.50%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$293.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.01%(e)
Net investment income	3.49%(e)
Portfolio turnover rate	6%(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying fund in which the Portfolio invests.

(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

GLOSSARY: PORTFOLIO INDEXES

BofA Merrill Lynch US High Yield Master II Index. The BofA Merrill Lynch US High Yield Master II Index is an unmanaged index that tracks the performance of below-investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
BofA Merrill Lynch US High Yield Master II Constrained Index. The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of below-investment grade US dollar denominated corporate bonds publicly issued in the US domestic market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
BofA Merrill Lynch 1-5 Years US Treasury Index. The BofA Merrill Lynch 1-5 Years US Treasury Index is a sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
BofA Merrill Lynch 1-3 Year Treasury Index. The BofA Merrill Lynch 1-3 Year Treasury Index is a sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Barclays Aggregate Bond Index. The Barclays Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays.
Barclays Global Aggregate Bond Index. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the US Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Global Aggregate Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Barclays High Yield 2% Issuer Capped Index. The Barclays High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses, and would be lower if they included the effect of these expenses. Source: Barclays.
Barclays US Government/Credit Bond Index. The Barclays US Government/Credit Bond Index is the non-securitized component of the Barclays US Aggregate Index. The Barclays US Government/Credit Bond Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and Corporates. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Barclays US 5-10 Year Government/Credit Bond Index. This index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Citigroup World Government Bond Index. The Citigroup World Government Bond Index is an unhedged and unmanaged market capitalization-weighted index consisting of the government bond markets of 21 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Lipper Inc.
Lipper Global Natural Resources Index. The Lipper Global Natural Resources Index is an unmanaged index of the 10 largest global natural resources funds. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

MSCI EAFE Index (GD). The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
MSCI Emerging Markets Index. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Portfolio utilizes the GD version of the Index. The ND (net dividends) and GD (gross dividends) versions of the Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

MSCI World Index (GD). The Morgan Stanley Capital International (MSCI) World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the US, Europe, Australasia, and the Far East. The Portfolio utilizes the GD (gross dividends) version of the Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

NAREIT Equity REIT Index. The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses.

Dow Jones Wilshire REIT Index. The Dow Jones Wilshire REIT Index seeks to provide a broad representation of the US real estate securities markets. In order to be included in the Index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any sales, charges or operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Lipper Inc.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included these effects. Source: Russell Investments
Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. Index returns do not reflect deductions for sales charges, mutual fund operating expenses or taxes. Source: Lipper Inc.
Russell Midcap Value Index. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. These returns do not include the effect of any investment management expenses, and would have been lower if they included the effect of these expenses.
Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses, and would be lower if they included the effect of these expenses.

Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.

Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor's Corporation.
S&P Developed Property TR Index. The S&P Citigroup/BMI World Property Net Index (a sub index of the S&P Developed Property TR Index) is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-US) as well as by country. The Index is intended to provide a broad measure of the global property market, reflecting the risk and return characteristics of the broader universe on an on-going basis. Companies within the Index are further classified by property type, allowing peer group comparisons. These returns do not include the effect of any investment management expenses, and the returns would be lower if they included such expenses.

S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any sales charges, operating expenses and taxes. These returns would be lower if they included the effect of sales charges, operating expenses of a mutual fund or taxes. Source: Lipper Inc.

AST Academic Strategies Asset Allocation Portfolio Primary Blended Index. The Primary Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Aggregate Bond Index (25%), Dow Jones Wilshire REIT Index (10%), Dow Jones UBS Commodity Total Return Index (10%), and Merrill Lynch 90-Day US Treasury Bill Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Academic Strategies Asset Allocation Portfolio Secondary Blended Index. The Secondary Blended Index consists of the Standard & Poor's 500 Index (60%), and Barclays Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Advanced Strategies Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (40%), the MSCI EAFE Index (20%), the Barclays Global Aggregate Bond Index (US$ Hedged) (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Barclays US TIPS Index, the Dow Jones UBS Commodity Total Return Index, and the Dow Jones Wilshire REIT Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST BlackRock Global Strategies Blended Index. The Blended Index consists of the MSCI All Country World Index (40%), Barclays Aggregate Bond Index (30%), Barclays US High Yield (2% Issuer Capped) Index (15%), Wilshire US REIT Index (10%) and the Dow Jones UBS Commodity Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Capital Growth Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Aggregate Bond Index (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST FI Pyramis® Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (50%), MSCI EAFE Index (GD) (20%), and the Barclays Aggregate Bond Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST First Trust Balanced Target Portfolio Primary Blended Index. The Primary Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index (GD) (20%), and the Barclays US Corporate Investment Grade Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST First Trust Balanced Target Portfolio Secondary Blended Index. The Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST J.P. Morgan Global Thematic Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (38.5%), MSCI EAFE Index (GD) (14%), MSCI Emerging Markets Free Index (GD) (8%), Barclays US Aggregate Bond Index (30%), Barclays HY 2% Constrained Index (3%), FTSE EPRA/NAREIT Developed Index (Total Return Net) (4.5%) and the J.P. Morgan EMBI Global Index (2%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST J.P. Morgan Strategic Opportunities Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (27%), Barclays US Aggregate Bond Index (50%) the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%) and the 3-Month US Treasury Bill Index (10%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Preservation Asset Allocation Portfolio Blended Index. The Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.
AST Quantitative Modeling Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (15%), and the Barclays Aggregate Bond Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays US Aggregate Bond Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Schroders Multi-Asset World Strategies Portfolio Blended Index. The Blended Index consists of the MSCI World Index (70%) and the US Three-Month Libor (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST T. Rowe Price Asset Allocation Portfolio Primary Blended Index. The Primary Blended Index consists of the S&P 500 Index (60%) and the Barclays US Government/Credit Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST T. Rowe Price Asset Allocation Portfolio Secondary Blended Index. The Secondary Blended Index consists of the Russell 3000 Index (45%), the Barclays US Aggregate Index (40%), and the MSCI EAFE Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Wellington Management Hedged Equity Portfolio Current Blended Index. The Blended Index consists of Russell 3000 Index (50%) and MSCI EAFE Index (GD) (20%), and the Merrill Lynch 90-Day Treasury Bill Index (30%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com/variableinsuranceportfolios.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

Advanced Series Trust
STATEMENT OF ADDITIONAL INFORMATION • April 29, 2013

This Statement of Additional Information (SAI) of Advanced Series Trust (the Fund) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated April 29, 2013 and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Fund's Prospectus. The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2012 Annual Report (File No. 811-5186). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.

AST Academic Strategies Asset
Allocation Portfolio
AST Advanced Strategies Portfolio

AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Value Portfolio
AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST Federated Aggressive Growth Portfolio
AST FI Pyramis® Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio

AST Franklin Templeton Founding Funds
Allocation Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio

AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated
Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio
AST High Yield Portfolio

AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Long Duration Bond Portfolio
AST Lord Abbett Core Fixed Income Portfolio

AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap
Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets
Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World
Strategies Portfolio

AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio

AST Wellington Management Hedged
Equity Portfolio
AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

3	PART I
3	INTRODUCTION
4	FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
5	FUNDAMENTAL INVESTMENT RESTRICTIONS
30	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
40	INFORMATION ABOUT TRUSTEES AND OFFICERS
47	MANAGEMENT AND ADVISORY ARRANGEMENTS
77	PORTFOLIO MANAGERS: OTHER ACCOUNTS
92	PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
142	OTHER SERVICE PROVIDERS
145	PORTFOLIO TRANSACTIONS & BROKERAGE
151	ADDITIONAL INFORMATION
154	PRINCIPAL SHAREHOLDERS
178	FINANCIAL STATEMENTS
179	PART II
179	INVESTMENT RISKS & CONSIDERATIONS
206	NET ASSET VALUES
207	TAXATION
208	DISCLOSURE OF PORTFOLIO HOLDINGS
210	PROXY VOTING
211	CODES OF ETHICS
211	LICENSES & MISCELLANEOUS INFORMATION
213	APPENDIX I: DESCRIPTION OF BOND RATINGS
216	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION

This SAI sets forth information about the Fund. Part I provides additional information about the Fund's Board of Trustees, certain investments restrictions that apply to the Fund's Portfolios, the advisory services provided to and the management fees paid by the Fund, and information about other fees paid by and services provided to the Fund. Part II provides additional information about certain investments and investment strategies that may be used by the Fund's Portfolios and explanations of various investments and strategies which may be used by the Fund's Portfolios and explanations of these investments and strategies, and should be read in conjunction with Part I.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:

Glossary
Term	Definition
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Fund’s Board of Directors or Trustees
Board Member	A trustee or director of the Fund’s Board
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Fitch	Fitch, Inc.
Freddie Mac	The Federal Home Loan Mortgage Corporation
Global Depositary Receipt	GDR
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
LIBOR	London Interbank Offered Rate
PI	Prudential Investments LLC
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over the Counter
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development

3

FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
The Fund is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios currently offered by the Fund are set forth below:
■	AST Academic Strategies Asset Allocation Portfolio
■	AST Advanced Strategies Portfolio

■	AST AQR Emerging Markets Equity Portfolio
■	AST AQR Large-Cap Portfolio

■	AST Balanced Asset Allocation Portfolio
■	AST BlackRock Global Strategies Portfolio

■	AST BlackRock iShares ETF Portfolio

■	AST BlackRock Value Portfolio
■	AST Bond Portfolio 2015
■	AST Bond Portfolio 2016
■	AST Bond Portfolio 2017
■	AST Bond Portfolio 2018
■	AST Bond Portfolio 2019
■	AST Bond Portfolio 2020
■	AST Bond Portfolio 2021
■	AST Bond Portfolio 2022
■	AST Bond Portfolio 2023

■	AST Bond Portfolio 2024

■	AST Capital Growth Asset Allocation Portfolio

■	AST ClearBridge Dividend Growth Portfolio

■	AST Cohen & Steers Realty Portfolio

■	AST Defensive Asset Allocation Portfolio

■	AST Federated Aggressive Growth Portfolio
■	AST FI Pyramis® Asset Allocation Portfolio
■	AST First Trust Balanced Target Portfolio

■	AST Franklin Templeton Founding Funds Allocation Portfolio
■	AST Franklin Templeton Founding Funds Plus Portfolio

■	AST Global Real Estate Portfolio
■	AST Goldman Sachs Concentrated Growth Portfolio
■	AST Goldman Sachs Large-Cap Value Portfolio
■	AST Goldman Sachs Mid-Cap Growth Portfolio

■	AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)
■	AST Goldman Sachs Small-Cap Value Portfolio
■	AST High Yield Portfolio

■	AST International Growth Portfolio
■	AST International Value Portfolio
■	AST Investment Grade Bond Portfolio

■	AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)
■	AST J.P. Morgan International Equity Portfolio
■	AST J.P. Morgan Strategic Opportunities Portfolio

■	AST Jennison Large-Cap Value Portfolio
■	AST Jennison Large-Cap Growth Portfolio
■	AST Large-Cap Value Portfolio

■	AST Long Duration Bond Portfolio
■	AST Lord Abbett Core Fixed Income Portfolio

■	AST Marsico Capital Growth Portfolio
■	AST MFS Global Equity Portfolio
■	AST MFS Growth Portfolio

■	AST MFS Large-Cap Value Portfolio

■	AST Mid-Cap Value Portfolio
■	AST Money Market Portfolio
■	AST Neuberger Berman Core Bond Portfolio
■	AST Neuberger Berman Mid-Cap Growth Portfolio

 4

■	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
■	AST New Discovery Asset Allocation Portfolio
■	AST Parametric Emerging Markets Equity Portfolio
■	AST PIMCO Limited Maturity Bond Portfolio
■	AST PIMCO Total Return Bond Portfolio
■	AST Preservation Asset Allocation Portfolio
■	AST Prudential Core Bond Portfolio

■	AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)
■	AST QMA Emerging Markets Equity Portfolio
■	AST QMA Large-Cap Portfolio

■	AST QMA US Equity Alpha Portfolio
■	AST Quantitative Modeling Portfolio

■	AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)
■	AST Schroders Global Tactical Portfolio

■	AST Schroders Multi-Asset World Strategies Portfolio
■	AST Small-Cap Growth Portfolio
■	AST Small-Cap Value Portfolio
■	AST T. Rowe Price Asset Allocation Portfolio

■	AST T. Rowe Price Equity Income Portfolio

■	AST T. Rowe Price Large-Cap Growth Portfolio
■	AST T. Rowe Price Natural Resources Portfolio

■	AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)

■	AST Wellington Management Hedged Equity Portfolio
■	AST Western Asset Core Plus Bond Portfolio

■	AST Western Asset Emerging Markets Debt Portfolio

The Fund offers one class of shares in each Portfolio. Shares of each Portfolio are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).
Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.
In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the SEC. The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order.

The Portfolios are managed by Prudential Investments and AST Investment Services, Inc. (ASTIS, and together with PI, the Investment Managers) as discussed in the Fund's Prospectus. Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objectives of each Portfolio are discussed in the Prospectus.
Each of the Portfolios operated as funds-of-funds, as identified in the Prospectus, may engage in all of the investments and investment strategies discussed in Part II of this SAI, either by each such Portfolio's investments in an underlying fund or by investing the Portfolio's assets in the investments or strategies.

FUNDAMENTAL INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:

■	AST BlackRock Value Portfolio
■	AST Cohen & Steers Realty Portfolio

5

■	AST Federated Aggressive Growth Portfolio
■	AST Goldman Sachs Mid-Cap Growth Portfolio
■	AST Goldman Sachs Small-Cap Value Portfolio

■	AST J.P. Morgan International Equity Portfolio
■	AST J.P. Morgan Strategic Opportunities Portfolio
■	AST Lord Abbett Core Fixed Income Portfolio

■	AST MFS Global Equity Portfolio
■	AST MFS Growth Portfolio
■	AST Marsico Capital Growth Portfolio
■	AST Mid-Cap Value Portfolio
■	AST Neuberger Berman Mid-Cap Growth Portfolio
■	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
■	AST QMA US Equity Alpha Portfolio
■	AST Small-Cap Growth Portfolio
■	AST T. Rowe Price Large-Cap Growth Portfolio
■	AST T. Rowe Price Equity Income Portfolio
1. No Portfolio may issue senior securities, except as permitted under the 1940 Act.
2. With respect to each Portfolio other than the AST QMA US Equity Alpha Portfolio, no Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

With respect only to the AST QMA US Equity Alpha Portfolio, the Portfolio may not borrow money, except that the Portfolio may borrow money from banks provided that the Portfolio maintains a ratio of assets to borrowings at all times in the manner set forth in the 1940 Act. Notwithstanding the above limitation, the Portfolio may borrow money from any person to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. No Portfolio other than the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

 6

8. No Portfolio other than the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. The AST Cohen & Steers Realty Portfolio may not, with respect to 50% of a Portfolio's total assets, invest in the securities of any one issuer (other than the US Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), the AST J.P. Morgan International Equity Portfolio and the AST J.P. Morgan Strategic Opportunities Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Goldman Sachs Concentrated Growth Portfolio
■	AST Goldman Sachs Large-Cap Value Portfolio
■	AST High Yield Portfolio
■	AST Large Cap Value Portfolio
■	AST Money Market Portfolio
■	AST PIMCO Total Return Bond Portfolio
1. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.
2. A Portfolio will not issue senior securities.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:

■	AST Advanced Strategies Portfolio
■	AST First Trust Balanced Target Portfolio
■	AST Prudential Growth Allocation Portfolio

Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. Borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

7

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (6), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
Except as expressly specified immediately above, the investment objective and all other investment policies and restrictions of each Portfolio are not “fundamental” policies and may be changed by the Board of Trustees of the Fund without approval of the shareholders of the applicable Portfolio.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Capital Growth Asset Allocation Portfolio
■	AST Balanced Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
■	AST Wellington Management Hedged Equity Portfolio
■	AST Academic Strategies Asset Allocation Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. The Portfolios may not borrow money, except to the extent permitted by applicable law from time to time. Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness

 8

(other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.
3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio's assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), each Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio's assets invested in the securities of issuers in a particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST INTERNATIONAL GROWTH PORTFOLIO:
1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1∕3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1∕3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1∕3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

9

3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than US government securities).

4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.
5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.
8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST SMALL-CAP VALUE PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1∕3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or

 10

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.
With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), US, state or local governments, or related agencies or instrumentalities, are not considered an industry.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST INTERNATIONAL VALUE PORTFOLIO:
As a matter of fundamental policy, the Portfolio will not:
1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, (c) by lending portfolio securities in an amount not to exceed 33 1∕3% of the Portfolio's total assets and (d) loans of money to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;
3. Issue senior securities;
4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the US government, its agencies or instrumentalities;

6. Borrow money except from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts up to 33 1∕3% of the Portfolio's total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.
In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the subadviser in the exercise of its reasonable discretion. (This note is not a fundamental policy.)
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

11

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1∕3% of the value of the Portfolio's total assets; (ii) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance; (iii) purchase money market securities and enter into repurchase agreements; and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or
9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.
With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), US, state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

1. As to 50% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of its total assets, at market value, would be invested in the securities of any one issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

 12

2. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).

3. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).
4. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).
5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
6. The Portfolio may not borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO:

1. As to 75% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
3. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries—consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

4. The Portfolio will not borrow money except from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts not in excess of 33 1∕3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so.

5. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).
6. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

13

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST LARGE-CAP VALUE PORTFOLIO:
As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, in excess of 33 1∕3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;
2. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

3. Purchase securities if the purchase would cause the Portfolio, at the time, with respect to 75% of its total assets, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies);

4. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance; or
5. Invest more than 25% of the value of the Portfolio's assets in one particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO:
As a matter of fundamental policy, the Portfolio will not:
1. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and US government securities, in securities of any one industry;

4. Issue any senior security except in compliance with the 1940 Act;
5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;
6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);
7. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or
8. The Portfolio may not borrow money, except to the extent permitted by applicable law from time to time. Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness

 14

(other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1∕3% of the value of the Portfolio's total assets; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US government, or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or
9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.
With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.
For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

15

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST TEMPLETON GLOBAL BOND PORTFOLIO:

As a matter of fundamental policy, the Portfolio may not:
1. Borrow money, except for temporary, extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;
3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;
4. Make loans to other persons, except (a) loans of portfolio securities, (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans, and (c) loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
5. Issue senior securities except in compliance with the 1940 Act; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the US Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.
For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment restriction (6), US, state or local governments, or related agencies or instrumentalities, are not considered an industry. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the Portfolio will not invest more than 25% of its total assets in the securities of any single governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST HIGH YIELD PORTFOLIO:
1. The Portfolio will not borrow money except for temporary, extraordinary or emergency purposes and then only from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and only in amounts not in excess of 33 1∕3% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.

 16

2. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the US government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

3. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.
4. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.
5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the US government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST PIMCO TOTAL RETURN BOND PORTFOLIO:

1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the US government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the US government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;
4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Fund's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;
6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Fund's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with

17

applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST PIMCO LIMITED MATURITY BOND PORTFOLIO:
As a matter of fundamental policy, the Portfolio may not:

1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the US Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the US Government or its agencies or instrumentalities;

3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;
4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);
5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);
7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST MONEY MARKET PORTFOLIO:
1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).
3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

 18

4. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.
5. The Portfolio will not borrow money, except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, for temporary, extraordinary or emergency purposes and then only in amounts not to exceed 33 1∕3% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.
6. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies, or making loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:

■	AST FI Pyramis® Asset Allocation Portfolio

■	AST Goldman Sachs Multi-Asset Portfolio
■	AST J.P. Morgan Global Thematic Portfolio
■	AST RCM World Trends Portfolio

■	AST Schroders Global Tactical Portfolio
■	AST Western Asset Core Plus Bond Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. Borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

19

7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (6), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Bond Portfolio 2015
■	AST Bond Portfolio 2016
■	AST Bond Portfolio 2017
■	AST Bond Portfolio 2018
■	AST Bond Portfolio 2019
■	AST Bond Portfolio 2020
■	AST Bond Portfolio 2021
■	AST Bond Portfolio 2022
■	AST Bond Portfolio 2023

■	AST Bond Portfolio 2024

■	AST Investment Grade Bond Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

 20

5. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.
With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Global Real Estate Portfolio
■	AST Parametric Emerging Markets Equity Portfolio
The investment restrictions set forth below are “fundamental” policies. More information regarding “fundamental” policies of the Portfolios and the requirements for changing such “fundamental” policies is set forth in this SAI under the caption “Investment Objectives, Policies and Principal Risks.”More information about the “non-fundamental” investment policies of the Portfolios is set forth in the Prospectus under the caption “Investment Objectives and Policies.”
1. Neither Portfolio may issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Neither Portfolio may underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Neither Portfolio may purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

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4. Neither Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
5. Neither Portfolio may make loans, except that each Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. The Emerging Markets Equity Portfolio may not purchase any security if, as a result, more than 25% of the value of the Emerging Markets Equity Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The Global Real Estate Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.
7. The Emerging Markets Equity Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Emerging Markets Equity Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Emerging Markets Equity Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.
With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Jennison Large-Cap Growth Portfolio
■	AST Jennison Large-Cap Value Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules there under, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

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5. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.
With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO:
The Portfolio will not:
1. Issue senior securities or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate or credit default swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the BlackRock Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Borrow money, except as permitted under the 1940 Act and rules thereunder, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
3. Underwrite securities issued by other persons, except to the extent that the BlackRock Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the BlackRock Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the BlackRock Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the BlackRock Portfolio's investment policies, or (ii) investing in securities of any kind.

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6. Make loans, except that the BlackRock Portfolio may (i) lend portfolio securities in accordance with the BlackRock Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the BlackRock Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the BlackRock Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the BlackRock Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the BlackRock Portfolio.

If a restriction on the BlackRock Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of BlackRock Portfolio assets invested in certain securities or other instruments, or change in average duration of the BlackRock Portfolio's investment portfolio, resulting from changes in the value of the BlackRock Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), the BlackRock Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit the BlackRock Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), the BlackRock Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the BlackRock Portfolio's assets invested in the securities of issuers in a particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST QUANTITATIVE MODELING PORTFOLIO:
The Portfolio will not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. The Portfolio may not borrow money, except to the extent permitted by applicable law from time to time. Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.
3. Underwrite securities issued by other persons, except to the extent that the Quantitative Modeling Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Quantitative Modeling Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Quantitative Modeling Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

 24

6. Make loans, except that the Quantitative Modeling Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on the Quantitative Modeling Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), the Quantitative Modeling Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit the Quantitative Modeling Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of its assets invested in the securities of issuers in a particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST NEUBERGER BERMAN CORE BOND PORTFOLIO AND AST PRUDENTIAL CORE BOND PORTFOLIO:
 Under its fundamental investment restrictions, each of the AST Neuberger Berman Core Bond Portfolio and the AST Prudential Core Bond Portfolio may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations.  For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio’s investment policies, or (ii) investing in securities of any kind.
5. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

25

6. Purchase any security if, as a result, more than 25% of the value of the Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit a Portfolio’s investments in loan participations and assignments.
With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Franklin Templeton Founding Funds Allocation Portfolio
■	AST New Discovery Asset Allocation Portfolio

Under their fundamental investment restrictions, each of the AST New Discovery Asset Allocation Portfolio and the AST Franklin Templeton Founding Funds Allocation Portfolio will not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of either Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.
5. Make loans, except that each Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 331/3 % of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

 26

6. Purchase any security if, as a result, more than 25% of the value of a Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of a Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by that Portfolio.

If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit either Portfolio’s investments in loan participations and assignments.
With respect to investment restriction (6), neither Portfolio will consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), neither Portfolio will borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST MFS Large-Cap Value Portfolio
■	AST Western Asset Emerging Markets Debt Portfolio
Under their fundamental investment restrictions, each of the AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio will not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of either Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
 3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
 4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.
 5. Make loans, except that each Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 331/3 % of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

27

 6. Purchase any security if, as a result, more than 25% of the value of a Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
 Under its fundamental investment restrictions, the AST MFS Large-Cap Value Portfolio will not:
 7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.
 With respect to each of the AST Western Asset Emerging Markets Debt Portfolio and the AST MFS Large-Cap Value Portfolio:
 If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
 With respect to investment restriction (5), the restriction on making loans is not considered to limit either Portfolio’s investments in loan participations and assignments.
 With respect to investment restriction (6), neither Portfolio will consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
 With respect to investment restrictions (1) and (5), neither Portfolio will borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST AQR Emerging Markets Equity Portfolio
■	AST ClearBridge Dividend Growth Portfolio
■	AST Long Duration Bond Portfolio
■	AST QMA Emerging Markets Equity Portfolio
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, U.S. Securities & Exchange Commission (SEC) release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of either Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
 2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.
 3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
 4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

 28

 5. Make loans, except that each Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 331/3 % of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
 6. Purchase any security if, as a result, more than 25% of the value of a Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
 7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of a Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by that Portfolio.
 If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit a Portfolio’s investments in loan participations and assignments.
 With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
 With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST AQR Large-Cap Portfolio
■	AST BlackRock iShares ETF Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Franklin Templeton Founding Funds Plus Portfolio
■	AST QMA Large-Cap Portfolio
Under their fundamental investment restrictions, each of the Portfolios will not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of either Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

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5. Make loans, except that each Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 331/3 % of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. Purchase any security if, as a result, more than 25% of the value of a Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of a Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by that Portfolio.
If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit a Portfolio’s investments in loan participations and assignments.
With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Non-Fundamental Investment Restrictions Applicable Only to AST Advanced Strategies Portfolio.
The Portfolio may invest in other investment companies to the extent permitted under the 1940 Act and the rules thereunder.
Non-Fundamental Investment Restrictions Applicable Only to AST Academic Strategies Asset Allocation Portfolio.
The Portfolio may not:
1. Purchase securities on margin; provided, however, that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and, provided further that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
2. Mortgage, pledge, or hypothecate any of its assets; provided, however, that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with any permissible activity.
Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Large-Cap Value Portfolio.
The Portfolio may not:
1. Invest in companies for the purpose of exercising control or management.
2. Invest more than 15% of the Fund's net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.
3. Purchase additional securities if the Fund's borrowings, as permitted by the Fund's borrowing policy, exceed 5% of its net assets. (Mortgage dollar rolls are not subject to this limitation).

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4. Make short sales of securities, except that a Fund may make short sales against the box.
Non-Fundamental Investment Restrictions of AST BlackRock Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in large capitalization companies unless it provides 60 days prior written notice to its shareholders;
2. Invest for the purpose of exercising control or management of another issuer; or
3. Purchase securities of other investment companies, except in compliance with the 1940 Act.
Non-Fundamental Investment Restrictions of AST BlackRock Global Strategies Portfolio.
The Portfolio will not:
1. Invest more than 15% of its net assets taken at market value at the time of the investment in “illiquid securities.” For purposes of this restriction, “illiquid securities” are those deemed illiquid pursuant to SEC rules, regulations, and guidelines, as they may be amended or supplemented from time to time.
2. Invest for the purpose of exercising control or management; or
3. Purchase securities of other investment companies except in compliance with the 1940 Act and rules thereunder, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Non-Fundamental Investment Restrictions of AST Cohen & Steers Realty Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in securities of real estate related issuers unless it provides 60 days prior written notice to its shareholders.
2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;
3. Participate on a joint or joint and several basis in any securities trading account;
4. Invest in companies for the purpose of exercising control;
5. Purchase securities of investment companies except in compliance with the 1940 Act; or
6. (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.
Non-Fundamental Investment Restrictions Applicable Only to AST Federated Aggressive Growth Portfolio.
1. The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
2. The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Non-Fundamental Investment Restrictions Applicable to AST Goldman Sachs Concentrated Growth Portfolio.
1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

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2. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.
3. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.
4. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.
5. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.
Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Mid-Cap Growth Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
4. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.
5. The Portfolio may not invest in companies for the purpose of exercising control of management
Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Small-Cap Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);
3. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;
4. Invest in the securities of other investment companies except as permitted by applicable law;
5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Fund's Prospectus, as they may be amended from time to time.

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Non-Fundamental Investment Restrictions Applicable Only to AST High Yield Portfolio.
The Portfolio will not:
1. Invest in companies for the purpose of exercising control or management; or
2. Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets
Non-Fundamental Investment Restrictions Applicable Only to AST International Growth Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.
3. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
4. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
5. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.
6. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.
7. The Portfolio may not invest in companies for the purpose of exercising control of management.
Non-Fundamental Investment Restrictions Applicable Only to AST International Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
2. Purchase securities of other investment companies except in compliance with the 1940 Act;
3. Invest in companies for the purpose of exercising control or management.
4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or
5. Sell securities short.

In addition, in periods of uncertain market and economic conditions, as determined by the subadvisers, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

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Non-Fundamental Investment Restrictions Applicable Only to AST J.P. Morgan International Equity Portfolio.

The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
2. Make investments for the purpose of gaining control of a company's management.

Non-Fundamental Investment Restrictions Applicable Only to AST Lord Abbett Core Fixed Income Portfolio.

The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. Pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies);
3. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;
4. Invest in the securities of other investment companies except in compliance with the 1940 Act;
5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Fund's Prospectus, as they may be amended from time to time;

7. Invest more than 10% of the market value of its gross assets at the time of investment in debt securities that are in default as to interest or principal.
Non-Fundamental Investment Restrictions Applicable Only to AST MFS Global Equity Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
Non-Fundamental Investment Restrictions Applicable to AST Marsico Capital Growth Portfolio.
1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.
4. The Portfolio may not invest in companies for the purpose of exercising control or management.
Non-Fundamental Investment Restrictions Applicable Only to AST Mid-Cap Value Portfolio.
The Portfolio may not:
1. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;
2. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings, not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

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3. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;
4. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or
5. Invest in companies for the purpose of exercising control.
Non-Fundamental Investment Restrictions Applicable Only to AST Money Market Portfolio.
1. The Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).
2. Portfolio will not invest in companies for the purpose of exercising control or management.
3. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.
Non-Fundamental Investment Restrictions Applicable Only to AST Neuberger Berman Mid-Cap Growth Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
3. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.
4. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
5. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.
Non-Fundamental Investment Restrictions Applicable Only to AST Neuberger Berman/LSV Mid-Cap Value Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
3. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.
4. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
5. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.
6. The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

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7. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in US dollars.

Non-Fundamental Investment Restrictions of Applicably Only to AST PIMCO Total Return Bond Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Fund or of the Investment Managers or of the Sub-advisor.

3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

4. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Fund's Prospectus and this SAI.

5. Invest in companies for the purpose of exercising control or management.
6. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).
Non-Fundamental Investment Restrictions Applicable Only to AST PIMCO Limited Maturity Bond Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.
3. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this SAI.
4. Invest in companies for the purpose of exercising control or management.
5. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”

Non-Fundamental Investment Restrictions Applicable Only to AST QMA US Equity Alpha Portfolio.
The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of US issuers unless it provides 60 days prior written notice to its shareholders;

2. Invest for the purpose of exercising control or management;
3. Purchase securities of other investment companies except in compliance with the 1940 Act.

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Non-Fundamental Investment Restrictions Applicable Only to AST Schroders Multi-Asset World Strategies Portfolio.
The Portfolio will not:
1. Invest in the securities of other investment companies except in compliance with the 1940 Act;
2. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies; or
3. Invest for control or for management.
4. Mortgage, pledge, or hypothecate any of its assets; provided, however, that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with any permissible activity.
Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Growth Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Invest for the purpose of exercising control or management of another issuer.
3. Purchase securities of other investment companies, except in compliance with the 1940 Act.
Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Purchase additional securities when money borrowed exceeds 5% of its total assets;
3. Invest in companies for the purpose of exercising management or control;
4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;
5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1∕3% of the Portfolio's total assets at the time of borrowing or investment;

8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Fund's Prospectus and this Statement;

9. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or
10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

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Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Asset Allocation Portfolio.
The Portfolio will not:
1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;
2. Invest in companies for the purpose of exercising management or control;
3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
4. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1∕3% of the Portfolio's total assets at the time of borrowing or investment;
5. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust's Prospectus and this Statement;
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;
8. Effect short sales of securities; or
9. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Managers. The Investment Managers will not approve such investment unless: (a) the Investment Managers believe, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Managers have given prior notice to the Participating Insurance Companies that they intend to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Fund for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Equity Income Portfolio.
The Portfolio will not:
1. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
2. Invest for the purpose of exercising control or management; or
3. Purchase securities of other investment companies except in compliance with the 1940 Act

Non-Fundamental Investment Restrictions Applicable to AST Templeton Global Bond Portfolio.

The Portfolio will not:

 38

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1∕3 of its total assets;
3. Purchase securities on margin, except (i) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments and (ii) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;
4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;
5. Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;
6. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;
7. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or
8. Purchase or sell real estate limited partnership interests.

9. Invest more than 25% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

10. Invest in companies for the purpose of exercising management or control;
11. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or
12. Effect short sales of securities.
In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.
Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.
If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Investment Policies” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.
Non-Fundamental Investment Restrictions Applicable to AST T. Rowe Price Large-Cap Growth Portfolio.
1. Purchase or sell real estate limited partnership interests.
2. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;
3. Invest in companies for the purpose of exercising management or control;

39

4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or
5. Effect short sales of securities.
In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.
Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.
If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Investment Policies” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.
Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Natural Resources Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in the securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.
2. Purchase additional securities when money borrowed exceeds 5% of its total assets;
3. Invest in companies for the purpose of exercising management or control;
4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;
5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1∕3% of the Portfolio's total assets at the time of borrowing or investment.
Non-Fundamental Investment Restrictions Applicable Only to AST Neuberger Berman Core Bond Portfolio and AST Prudential Core Bond Portfolio.
The Portfolios will not:
1. Invest more than 15% of their net assets taken at market value at the time of the investment in “illiquid securities.” For purposes of this restriction, “illiquid securities” are those deemed illiquid pursuant to SEC rules, regulations and guidelines, as they may be amended or supplemented from time to time.
2. Invest for the purpose of exercising control or management; or
3. Purchase securities of other investment companies except in compliance with the 1940 Act and rules thereunder, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
INFORMATION ABOUT TRUSTEES AND OFFICERS
Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

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Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 97	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 97	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.)(1998-Present).
Kay Ryan Booth (62) No. of Portfolios Overseen: 97	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 97	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 97	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 97	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007);founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O'Brien (62) No. of Portfolios Overseen: 97	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (77) No. of Portfolios Overseen: 97	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

41

Interested Trustees(1)
Robert F. O’Donnell (44) No. of Portfolios Overseen: 97	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 97	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 97	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
(1) The year that each Trustee joined the Fund's Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Timothy S. Cronin, 2009; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O'Brien, 1992; Robert F. O’Donnell, 2012; F. Don Schwartz, 1992.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (54) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial's Internal Audit Department and Manager in AXA's Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

 42

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).
(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.
(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with PI and/or an affiliate of PI. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Investment Managers of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Investment Managers and their affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Investment Managers or their affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PI and/or ASTIS that are overseen by the Trustee. The investment companies for which PI and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the Prudential Investments Funds, the Target Funds, the Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.
COMPENSATION OF TRUSTEES AND OFFICERS. Pursuant to a Management Agreement with the Fund, the Investment Managers pay all compensation of Trustees, officers and employees of the Fund, other than the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser (Non-Management Trustees). Non-Management Trustees include the Independent Trustees and Trustees that are no longer employees of the Investment Managers. The Fund pays each of its Non-Management Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation.
Non-Management Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by PI chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund for the Fund's most recently completed fiscal year to the Non-Management Trustees for service on the Fund's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex.

Name	Aggregate Fiscal Year Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Susan Davenport Austin	$213,290	None	None	$260,000 (3/92)*
Sherry S. Barrat (2)	None	None	None	None
Kay Ryan Booth (2)	None	None	None	None
Timothy S. Cronin	None	None	None	None
Saul K. Fenster #	$230,320	None	None	$280,000 (3/92)*
Delayne Dedrick Gold	$230,320	None	None	$280,000 (3/92)*
Robert F. Gunia	$213,290	None	None	$260,000 (3/92)*
W. Scott McDonald, Jr.**	$247,260	None	None	$300,000 (3/92)*
Thomas T. Mooney**	$285,400	None	None	$345,000 (3/92)*

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Name	Aggregate Fiscal Year Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Thomas M. O'Brien**	$247,260	None	None	$300,000 (3/92)*
Robert F. O’Donnell	None	None	None	None
F. Don Schwartz**	$230,320	None	None	$280,000 (3/92)*

Explanatory Notes to Compensation Table

(1) Compensation relates to portfolios that were in existence during 2012.
(2) Mses. Barrat and Booth joined the Board effective January 1, 2013, and therefore received no compensation from the Fund during the year ended December 31, 2012.
# Mr. Fenster retired from the Board effective December 31, 2012.
* Number of funds and portfolios represents those in existence as of December 31, 2012 and excludes funds that have merged or liquidated during the year. Additionally the number of portfolios includes those which were approved as of December 31, 2012, but which may not have commenced operations as of December 31, 2012. No compensation is paid to Board Members with respect to portfolios that have not yet commenced operations.
** Under the Fund’s deferred fee arrangement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2012, including investment results during the year on cumulative deferred fees, amounted to $25,677, $113,015, $210,789, and $22,104 for Messrs. McDonald, Mooney, O'Brien and Schwartz, respectively.

BOARD COMMITTEES. The Board of Trustees (the Board) has established four standing committees in connection with governance of the Fund—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Mr. O'Brien (chair), Ms. Austin, Ms. Gold and Mr. Mooney. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Managers and (2) any entity in a control relationship with the Investment Managers that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
Compliance Committee. The Compliance Committee consists of Mr. McDonald (chair), Mr. O'Brien, Mr. Schwartz, Mr. Gunia and Mr. Mooney (ex-officio). The Compliance Committee serves as a liaison between the Board and the Funds' Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Funds' expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The members of the Governance Committee are Ms. Gold (Chair), Mr. McDonald, Mr. Schwartz and Mr. Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund's website at www.prudential.com/variableinsuranceportfolios.

Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not

 44

limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PI and others; considering presentations from subadvisers, the investment managers, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Managers to manage the Fund on a day-to-day basis. The Board oversees the Investment Managers and certain other principal service providers in the operations of the Fund. The Board is currently composed of eleven members, eight of whom are Independent Trustees and one of whom is no longer an employee of the Investment Managers or their affiliates but does not currently meet the requirements for an Independent Trustee. There are also two Trustees who are employed by the Investment Managers. The Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Compliance and Governance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board of Trustees. The Board is vice chaired by an Independent Trustee. As Vice-Chair this Independent Trustee will, in the absence of the Chair lead the Board in its activities. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Investment Managers, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Ms. Gold and Messrs. McDonald, Mooney, O'Brien and Schwartz have each served for more than 10 years as a Board Member of mutual funds advised by the Investment Managers or their predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc, and/or other mutual funds advised by Prudential Investments or its predecessors. In addition, Mr. McDonald has more than 20 years of experience in senior leadership positions at institutions of higher learning. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies. Mr. O'Brien has more than 25 years of experience in senior leadership positions in the banking industry. Mr. Schwartz has more than 30 years experience as a management consultant including in the financial services industry and additional experience in the insurance industry. Messrs. Fenster, Mooney and O'Brien have experience serving on boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Investment Managers or their predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Managers and their affiliates and predecessors. Ms. Austin currently serves as Vice Chairman of Sheridan Broadcasting Corporation and President of the Sheridan Gospel Network. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry. Ms. Barrat has more than 20 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years experience serving on boards of other public companies and non-profit entities. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities. Mr. O’Donnell, who has served as an Interested Trustee and/or President of the Fund and other funds advised by the Investment Managers since 2012, is President of Prudential Annuities. Mr. Cronin, an Interested Trustee of the Fund and other funds advised by the Investment Managers since 2009, has served as a Vice President of the Fund and other funds advised by the Investment Managers since 2009 and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.

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Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Managers, sub-advisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Investment Managers or their affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Managers and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Investment Managers and other service providers to the Fund. Although the risk management policies of the Investment Managers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Investment Managers, their affiliates or other service providers.

Selection of Trustee Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Delayne D. Gold), in either case in care of the Fund, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
4	4	4	4
Share Ownership. Information relating to each Trustee's share ownership in the Fund, other funds that are overseen by the respective Trustee as well as any other funds that are managed by one or both of the Investment Managers as of the most recently completed calendar year is set forth in the chart below.

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Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	over $100,000
Sherry S. Barrat	None	None
Kay Ryan Booth	None	None
Timothy S. Cronin	None	$50,001-$100,000
Robert F. Gunia	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
W. Scott McDonald, Jr.	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O'Brien	None	over $100,000
Robert F. O’Donnell	None	None
F. Don Schwartz	None	over $100,000
*”Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Investments Funds, Target Funds, and any other funds that are managed by Prudential Investments LLC and /or AST Investment Services, Inc.
Because the Portfolios of the Fund serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the portfolio as an investment option.

None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.
MANAGEMENT AND ADVISORY ARRANGEMENTS

FUND MANAGEMENT. The Fund is managed by Prudential Investments LLC and AST Investment Services, Inc. (collectively with PI, the Manager or the Investment Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. As of December 31, 2012, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $194.7 billion. PI is a wholly-owned subsidiary of PIFM HoldCo LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). ASTIS has been in business providing advisory services since 1992 with aggregate assets of approximately $144.8 billion as of December 31, 2012.
Pursuant to Management Agreements with the Fund (collectively, the Management Agreement), the Investment Managers, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manage both the investment operations of each Portfolio and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Investment Managers are obligated to keep certain books and records of the Fund. The Investment Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Investment Managers will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Investment Managers will review the performance of the subadvisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Investment Managers also administer the Fund's corporate affairs and, in connection therewith, furnish the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund's custodian (the Custodian), and the Fund's transfer agent. The management services of the Investment Managers to the Fund are not exclusive under the terms of the Management Agreement and the Investment Managers are free to, and do, render management services to others.
In connection with their management of the corporate affairs of the Fund, the Investment Managers bear the following expenses:
■	the salaries and expenses of all of their and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser;

47

■	all expenses incurred by the Investment Managers or the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and
■	the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Investment Managers and such investment subadvisers.
Under the terms of the Management Agreement, the Fund is responsible for the payment of Fund expenses not paid by the Investment Managers, including:
■	the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Investment Managers;
■	the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser;
■	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Managers in connection with their obligation of maintaining required records of the Fund and of pricing the Fund's shares;

■	the charges and expenses of the Fund's legal counsel and independent auditors;
■	brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Fund to governmental agencies;
■	the fees of any trade associations of which the Fund may be a member;
■	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that the Investment Managers will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Managers or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The Investment Managers may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
The table below sets forth the applicable contractual management fee rate and the management fees received by the Investment Managers from the Fund for each Portfolio for the indicated fiscal years.

The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc. The current order imposes the following conditions:

1. The Investment Managers will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Portfolios' overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio's assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

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2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the 1940 Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.
3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the 1934 Act, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the 1934 Act.
4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Trustee or officer of the Fund or director or officer of the Investment Managers will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. The Investment Managers will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Fund or the Investment Managers other than by reason of serving a subadviser to one or more Portfolios (an “Affiliated Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is not an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which the Investment Managers or the Affiliated Subadviser derives an inappropriate advantage.

Management Fee Rates (effective prior to February 25, 2013)
Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio	0.72% of average daily net assets
AST Advanced Strategies Portfolio	0.85% of average daily net assets
AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets
AST BlackRock Global Strategies Portfolio	1.00% of average daily net assets
AST BlackRock Value Portfolio	0.85% of average daily net assets
AST Bond Portfolio 2015(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2016(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2017(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2018(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2019(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2020(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2021(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

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Management Fee Rates (effective prior to February 25, 2013)
Portfolio	Contractual Fee Rate
AST Bond Portfolio 2022(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2023(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2024(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets
AST Cohen & Steers Realty Portfolio	1.00% of average daily net assets
AST Federated Aggressive Growth Portfolio	0.95% of average daily net assets
AST FI Pyramis® Asset Allocation Portfolio	0.85% of average daily net assets
AST First Trust Balanced Target Portfolio	0.85% of average daily net assets
AST Franklin Templeton Founding Funds Allocation Portfolio	0.95% of average daily net assets
AST Global Real Estate Portfolio	1.00% of average daily net assets
AST Goldman Sachs Concentrated Growth Portfolio	0.90% of average daily net assets
AST Goldman Sachs Large-Cap Value Portfolio	0.75% of average daily net assets
AST Goldman Sachs Mid-Cap Growth Portfolio	1.00% of average daily net assets
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)	0.30% of average daily net assets
AST Goldman Sachs Small-Cap Value Portfolio	0.95% of average daily net assets
AST High Yield Portfolio	0.75% of average daily net assets
AST Horizon Growth Asset Allocation Portfolio	0.30% of average daily net assets
AST International Growth Portfolio	1.00% of average daily net assets
AST International Value Portfolio	1.00% of average daily net assets
AST Investment Grade Bond Portfolio(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST J.P. Morgan Global Thematic Portfolio(2) (formerly, AST Horizon Growth Asset Allocation Portfolio)	0.95% of average daily net assets
AST J.P. Morgan International Equity Portfolio	1.00% of average daily net assets to $75 million; 0.85% of average daily net assets over $75 million
AST J.P. Morgan Strategic Opportunities Portfolio	1.00% of average daily net assets
AST Jennison Large-Cap Growth Portfolio	0.90% of average daily net assets
AST Jennison Large-Cap Value Portfolio	0.75 % of average daily net assets
AST Large-Cap Value Portfolio	0.75% of average daily net assets
AST Lord Abbett Core Fixed Income Portfolio	0.80% of average daily net assets
AST Marsico Capital Growth Portfolio	0.90% of average daily net assets
AST MFS Global Equity Portfolio	1.00% of average daily net assets
AST MFS Growth Portfolio	0.90% of average daily net assets
AST MFS Large-Cap Value Portfolio	0.85% of average daily net assets
AST Mid-Cap Value Portfolio	0.95% of average daily net assets
AST Money Market Portfolio	0.50% of average daily net assets
AST Neuberger Berman Core Bond Portfolio	0.70% of average daily net assets
AST Neuberger Berman Mid-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion
AST New Discovery Asset Allocation Portfolio	0.85% of average daily net assets up to $4 billion; 0.83% of average daily net assets over $4 billion
AST Parametric Emerging Markets Equity Portfolio	1.10% of average daily net assets

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Management Fee Rates (effective prior to February 25, 2013)
Portfolio	Contractual Fee Rate
AST PIMCO Total Return Bond Portfolio	0.65% of average daily net assets
AST PIMCO Limited Maturity Bond Portfolio	0.65% of average daily net assets
AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets
AST Prudential Core Bond Portfolio	0.70% of average daily net assets
AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)	0.85% of average daily net assets
AST QMA US Equity Alpha Portfolio	1.00% of average daily net assets
AST Quantitative Modeling Portfolio	0.25% of average daily net assets
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)	0.30% of average daily net assets
AST Schroders Global Tactical Portfolio(3)	0.95% of average daily net assets
AST Schroders Multi-Asset World Strategies Portfolio	1.10% of average daily net assets
AST Small-Cap Growth Portfolio	0.90% of average daily net assets
AST Small-Cap Value Portfolio	0.90% of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	0.85% of average daily net assets
AST T. Rowe Price Equity Income	0.75% of average daily net assets
AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)	0.80% of average daily net assets
AST T. Rowe Price Large-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion
AST T. Rowe Price Natural Resources Portfolio	0.90% of average daily net assets
AST Wellington Management Hedged Equity Portfolio	1.00% of average daily net assets
AST Western Asset Core Plus Bond Portfolio	0.70% of average daily net assets
AST Western Asset Emerging Markets Debt Portfolio	0.85% of average daily net assets
(1) The contractual investment management fee for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and AST Investment Grade Bond Portfolio is subject to certain breakpoints.

In the event the combined average daily net assets of the Portfolios do not exceed $500 million, each Portfolio's investment management fee rate will equal 0.65% of its average daily net assets. In the event the combined average daily net assets of the Portfolios exceed $500 million, the portion of a Portfolio's assets to which the investment management fee rate of 0.65% applies and the portion of a Portfolio's assets to which the investment management fee rate of 0.64% applies will be determined on a pro rata basis. Such fee would be computed as follows.
[0.65% x ($500 million x Individual Portfolio Assets divided by Combined Portfolio Assets)] + [0.64% x (Combined Portfolio Assets - $500 million) x Individual Portfolio Assets divided by Combined Portfolio Assets]

For purposes of calculating the investment management fee payable to the Investment Managers, the combined average daily net assets of the Portfolios will include the assets of future Portfolios of the Fund that are managed by the Investment Managers pursuant to similar target maturity or constant duration investment strategies and that are used in connection with non-discretionary asset transfers under certain living benefit programs.
(2) Effective August 2012, the management fee rate for the Portfolio changed from 0.89% to 0.95% of average daily net assets. Management fees paid by the Portfolio for the period of January-August, 2012 as well as the fiscal years ended December 31, 2011 and 2010 as shown in this SAI were paid at the rate of 0.89% of average daily net assets.
(3) Effective April 30, 2012, the management fee rate for the Portfolio changed from 0.30% of average daily net assets to 0.95% of average daily net assets. Management fees paid by the Portfolio for the period of January –April 2012 as well as the fiscal years ended December 31, 2011 and 2010 as shown in this SAI were paid at the rate of 0.30% of average daily net assets.

The Investment Managers have entered into a contractual waiver so that the Portfolio’s investment management fee equals 0.95% of its first $4 billion of average daily net assets and 0.93% of its average daily net assets in excess of $4 billion through June 30, 2013.

Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio†	Fund-of-Funds Segments/Sleeves:
0.72% of average daily net assets
Non Fund-of-Funds Segments/Sleeves:
0.71% of average daily net assets to $300 million;
0.70% on next $200 million of average daily net assets;
0.69% on next $250 million of average daily net assets;
0.68% on next $2.5 billion of average daily net assets;
0.67% on next $2.75 billion of average daily net assets;
0.64% on next $4 billion of average daily net assets;
0.62% over $10 billion of average daily net assets

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Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST Advanced Strategies Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST AQR Emerging Markets Equity Portfolio	1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets
AST AQR Large-Cap Portfolio	0.74% of average daily net assets up to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets
AST BlackRock Global Strategies Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST BlackRock iShares ETF Portfolio	0.89% of average daily net assets up to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST BlackRock Value Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST Bond Portfolio 2015*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2016*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2017*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2018*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

 52

Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST Bond Portfolio 2019*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2020*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2021*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2022*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2023*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2024*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets
AST ClearBridge Dividend Growth Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST Cohen & Steers Realty Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Defensive Asset Allocation Portfolio	0.15% of average daily net assets
AST Federated Aggressive Growth Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST FI Pyramis® Asset Allocation Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

53

Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST First Trust Balanced Target Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST Franklin Templeton Founding Funds Allocation Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Franklin Templeton Founding Funds Plus Portfolio	0.02% of average daily net assets
AST Global Real Estate Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Goldman Sachs Concentrated Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Goldman Sachs Large-Cap Value Portfolio	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST Goldman Sachs Mid-Cap Growth Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio) (1)	0.94% of average daily net assets to $300 million;
0.93% of average daily net assets from $300 million to $500 million;
0.92% of average daily net assets from $500 million to $750 million;
0.91% of average daily net assets from $750 million to $3.25 billion;
0.90% of average daily net assets from $3.25 billion to $6 billion;
0.87% of average daily net assets from $6 billion to $10 billion;
0.85% of average daily net assets over $10 billion
AST Goldman Sachs Small-Cap Value Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

 54

Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST High Yield Portfolio	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST International Growth Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST International Value Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Investment Grade Bond Portfolio*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST J.P. Morgan International Equity Portfolio	0.99% of average daily net assets to $75 million;
0.84% on next $225 million of average daily net assets;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST J.P. Morgan Strategic Opportunities Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Jennison Large-Cap Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Jennison Large-Cap Value Portfolio	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets

55

Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST Large-Cap Value Portfolio	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST Long Duration Bond Portfolio	0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets
AST Lord Abbett Core Fixed Income Portfolio	0.79% of average daily net assets to $300 million;
0.78% on next $200 million of average daily net assets;
0.77% on next $250 million of average daily net assets;
0.76% on next $2.5 billion of average daily net assets;
0.75% on next $2.75 billion of average daily net assets;
0.72% on next $4 billion of average daily net assets;
0.70% over $10 billion of average daily net assets
AST Marsico Capital Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST MFS Global Equity Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST MFS Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST MFS Large-Cap Value Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST Mid-Cap Value Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

 56

Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST Money Market Portfolio	0.49% of average daily net assets to $300 million;
0.48% on next $200 million of average daily net assets;
0.47% on next $250 million of average daily net assets;
0.46% on next $2.5 billion of average daily net assets;
0.45% on next $2.75 billion of average daily net assets;
0.42% on next $4 billion of average daily net assets;
0.40% over $10 billion of average daily net assets
AST Neuberger Berman Core Bond Portfolio	0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets
AST Neuberger Berman Mid-Cap Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $250 million of average daily net assets;
0.81% on next $2.25 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $250 million of average daily net assets;
0.81% on next $2.25 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST New Discovery Asset Allocation Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $750 million of average daily net assets;
0.78% on next $2 billion of average daily net assets;
0.75% on next $4 billion of average daily net assets;
0.73% over $10 billion of average daily net assets
AST Parametric Emerging Markets Equity Portfolio	1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets
AST PIMCO Total Return Bond Portfolio	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST PIMCO Limited Maturity Bond Portfolio	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets

57

Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST Prudential Core Bond Portfolio	0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets
AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST QMA Emerging Markets Equity Portfolio	1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets
AST QMA Large-Cap Portfolio	0.74% of average daily net assets up to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST QMA US Equity Alpha Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Quantitative Modeling Portfolio	0.25% of average daily net assets
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio) (2)	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets; 0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Schroders Global Tactical Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Schroders Multi-Asset World Strategies Portfolio	1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets

 58

Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST Small-Cap Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Small-Cap Value Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST T. Rowe Price Equity Income	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST T. Rowe Price Large-Cap Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $250 million of average daily net assets;
0.81% on next $2.25 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST T. Rowe Price Natural Resources Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)	0.79% of average daily net assets to $300 million;
0.78% on next $200 million of average daily net assets;
0.77% on next $250 million of average daily net assets;
0.76% on next $2.5 billion of average daily net assets;
0.75% on next $2.75 billion of average daily net assets;
0.72% on next $4 billion of average daily net assets;
0.70% over $10 billion of average daily net assets
AST Wellington Management Hedged Equity Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

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Management Fee Rates (effective February 25, 2013 and thereafter)
Portfolio	Contractual Fee Rate
AST Western Asset Core Plus Bond Portfolio	0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets
AST Western Asset Emerging Markets Debt Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
*The current contractual investment management fee for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and AST Investment Grade Bond Portfolio is subject to certain breakpoints. The assets of each Portfolio will be aggregated for purposes of determining the fee rate applicable to each Portfolio.
† For AST Academic Strategies Asset Allocation Portfolio, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Advanced Series Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
(1) Prior to April 29, 2013, the management fee rate for the Portfolio was 0.30% of average daily net assets.
(2) Prior to April 29, 2013, the management fee rate for the Portfolio was 0.30% of average daily net assets.

Management Fees Paid by the Fund
Portfolio	2012	2011	2010
AST Academic Strategies Asset Allocation Portfolio	$50,784,891	$48,883,222	$39,106,130
AST Advanced Strategies Portfolio	44,380,535	33,187,029	21,375,984
AST AQR Emerging Markets Equity Portfolio	None	None	None
AST Balanced Asset Allocation Portfolio	11,924,705	10,492,862	8,290,858
AST BlackRock Global Strategies Portfolio	14,678,714	6,331,321	None
AST BlackRock Value Portfolio	13,287,751	15,656,583	10,173,178
AST Bond Portfolio 2015	627,618	735,594	1,120,301
AST Bond Portfolio 2016	457,278	387,148	516,021
AST Bond Portfolio 2017	2,604,109	1,758,245	651,052
AST Bond Portfolio 2018	3,633,907	2,379,445	860,543
AST Bond Portfolio 2019	726,144	455,561	673,817
AST Bond Portfolio 2020	58,238	422,672	701,919
AST Bond Portfolio 2021	3,008,346	2,694,594	309,939
AST Bond Portfolio 2022	2,827,940	650,062	None
AST Bond Portfolio 2023	305,472	None	None
AST Bond Portfolio 2024	None	None	None
AST Capital Growth Asset Allocation Portfolio	12,149,058	11,712,213	9,814,218
AST Clearbridge Dividend Growth Portfolio	None	None	None
AST Cohen & Steers Realty Portfolio	6,084.333	5,805,771	4,319,342
AST Federated Aggressive Growth Portfolio	6,276,625	6,257,307	4,717,569
AST FI Pyramis® Asset Allocation Portfolio	12,036,796	8,252,897	3,708,332
AST First Trust Balanced Target Portfolio	30,328,374	25,004,870	17,680,425
AST Franklin Templeton Founding Funds Allocation Portfolio	10,058,898	None	None
AST Global Real Estate Portfolio	4,644,722	3,771,459	2,832,195
AST Goldman Sachs Concentrated Growth Portfolio	9,965,926	16,591,822	12,274,420
AST Goldman Sachs Large-Cap Value Portfolio	10,196,647	8,278,816	6,293,214
AST Goldman Sachs Mid-Cap Growth Portfolio	5,269,409	5,807,921	5,038,532

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Management Fees Paid by the Fund
Portfolio	2012	2011	2010
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)	6,961,421	5,452,920	3,552,195
AST Goldman Sachs Small-Cap Value Portfolio	4,876,135	3,666,365	1,833,708
AST High Yield Portfolio	11,435,098	10,073,237	8,912,245
AST International Growth Portfolio	24,442,252	26,139,334	22,945,285
AST International Value Portfolio	19,799,793	20,041,625	16,978,900
AST Investment Grade Bond Portfolio	46,133,870	32,648,835	9,868,867
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	10,986,796	4,351,409	2,509,861
AST J.P. Morgan International Equity Portfolio	3,049,618	3,112,545	2,753,751
AST J.P. Morgan Strategic Opportunities Portfolio	24,215,988	21,112,427	17,580,552
AST Jennison Large-Cap Growth Portfolio	15,043,122	11,728,363	6,354,274
AST Jennison Large-Cap Value Portfolio	8,281,308	7,230,651	4,801,264
AST Large-Cap Value Portfolio	13,719,402	23,343,683	23,360,123
AST Long Duration Bond Portfolio	None	None	None
AST Lord Abbett Core Fixed Income Portfolio	17,877,571	7,762,010	3,166,114
AST Marsico Capital Growth Portfolio	23,660,686	24,167,595	21,570,865
AST MFS Global Equity Portfolio	2,942,386	2,386,284	1,702,847
AST MFS Growth Portfolio	12,118,234	11,768,815	14,790,006
AST MFS Large-Cap Value Portfolio	1,892,085	None	None
AST Mid-Cap Value Portfolio	5,392,804	4,028,685	3,047,250
AST Money Market Portfolio	15,441,318	15,890,113	14,709,952
AST Neuberger Berman Core Bond Portfolio	6,905,676	1,071,675	None
AST Neuberger Berman Mid-Cap Growth Portfolio	5,995,955	5,802,883	4,665,306
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	4,317,522	4,591,994	4,235,535
AST New Discovery Asset Allocation Portfolio	1,982,801	None	None
AST Parametric Emerging Markets Equity Portfolio	13,224,206	11,856,359	9,871,396
AST PIMCO Total Return Bond Portfolio	51,061,557	62,192,356	57,316,441
AST PIMCO Limited Maturity Bond Portfolio	7,518,707	6,895,123	6,421,818
AST Prudential Core Bond Portfolio	15,299,948	2,089,492	None
AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)	37,319,372	34,626,604	24,770,361
AST Preservation Asset Allocation Portfolio	10,198,458	8,386,404	6,649,495
AST QMA Emerging Markets Equity Portfolio	None	None	None
AST QMA US Equity Alpha Portfolio	3,573,541	3,401,382	2,889,607
AST Quantitative Modeling Portfolio	358,974	64,205	None
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)	8,636,354	6,618,085	3,969,033
AST Schroders Global Tactical Portfolio	18,451,077	5,386,221	2,940,677
AST Schroders Multi-Asset World Strategies Portfolio	35,959,256	32,700,202	19,629,558
AST Small-Cap Growth Portfolio	5,937,221	5,585,779	4,034,853
AST Small-Cap Value Portfolio	7,359,330	7,335,337	7,243,192
AST T. Rowe Price Asset Allocation Portfolio	51,705,020	34,573,559	20,658,906
AST T. Rowe Price Equity Income Portfolio	13,352,586	1,693,008	1,541,294
AST T. Rowe Price Large-Cap Growth Portfolio	20,121,396	14,624,796	10,249,198
AST T. Rowe Price Natural Resources Portfolio	6,508,479	7,963,411	6,628,369
AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)	3,665,521	3,413,454	3,119,952
AST Wellington Management Hedged Equity Portfolio	7,976,025	3,625,533	665,811
AST Western Asset Core Plus Bond Portfolio	19,185,124	20,815,898	18,158,570

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Management Fees Paid by the Fund
Portfolio	2012	2011	2010
AST Western Asset Emerging Markets Debt Portfolio	1,815,048	None	None

FEE WAIVERS/SUBSIDIES. PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return.

PI has agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. Unless otherwise noted, the expense limitations may be discontinued or otherwise modified at any time.

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Academic Strategies Asset Allocation Portfolio	voluntarily reimburse expenses and/or waive fees so that the Portfolio's “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio's average daily net assets +
AST BlackRock iShares ETF Portfolio	contractually waive a portion of the investment management fee
AST Federated Aggressive Growth Portfolio	voluntarily limit Portfolio expenses to 1.11%
AST FI Pyramis® Asset Allocation Portfolio	voluntarily limit Portfolio expenses to .89%
AST Franklin Templeton Founding Funds Allocation Portfolio	contractually limit Portfolio expenses to 1.10%
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)	contractually waive 0.10% of the investment management fee
AST High Yield Portfolio	voluntarily limit Portfolio expenses to .80%
AST J.P. Morgan Global Thematic Portfolio	voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets
AST Large-Cap Value Portfolio	voluntarily limit Portfolio expenses to .74%
AST Lord Abbett Core Fixed Income Portfolio	contractually waive a portion of the investment management fee
AST MFS Growth Portfolio	voluntarily limit Portfolio expenses to 0.80%
AST Money Market Portfolio	voluntarily limit investment management fee for yield support++
AST Neuberger Berman Core Bond Portfolio	contractually waive a portion of the investment management fee
AST New Discovery Asset Allocation Portfolio	contractually limit Portfolio expenses to 1.08%
AST Prudential Core Bond Portfolio	contractually waive a portion of the investment management fee
AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)	contractually waive 0.02% of the investment management fee
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)	contractually waive a portion of the investment management fee
AST Schroders Global Tactical Portfolio	contractually waive a portion of the investment management fee
AST Western Asset Emerging Markets Debt Portfolio	contractually waive a portion of the investment management fee
AST Investment Grade Bond Portfolio	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2015	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2016	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2017	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2018	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2019	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2020	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2021	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2022	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2023	limit Portfolio expenses to 0.99%*
AST Bond Portfolio 2024	limit Portfolio expenses to 0.99%*
+ AST Academic Strategies Asset Allocation Portfolio: the Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Portfolio's “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio's average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Managers shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary

 62

expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Portfolio's then current holdings of the Underlying Funds and the expense ratios of the Underlying Funds as of their most recent fiscal year. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Portfolio's actual “ Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio's average daily net assets. The arrangements relating to the Portfolio's “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.
AST BlackRock iShares ETF Portfolio: the Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter.
AST Franklin Templeton Founding Funds Allocation Portfolio: the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2015. This expense limitation may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter.
AST Goldman Sachs Multi-Asset Portfolio: the Investment Managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated or modified prior to June 30, 2016.
AST J.P. Morgan Global Thematic Portfolio: the Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Acquired Fund Fees and Expenses” shall not include, and the Investment Managers shall not reimburse expenses or waive fees with respect to taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees and extraordinary expenses incurred by the relevant underlying non-affiliated portfolios. This arrangement will be monitored and applied daily based upon the Portfolio’s then-current holdings of the underlying non-affiliated portfolios and the expense ratios of the relevant underlying non-affiliated portfolios as of their most recent fiscal year end.
AST Lord Abbett Core Fixed Income Portfolio: the Investment Managers have contractually agreed to waive a portion of their investment management fee as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015.
++ AST Money Market Portfolio: the Investment Managers have voluntarily agreed to limit the advisory fees of AST Money Market Portfolio such that the 1-day yield (without gain or loss) does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Investment Managers at any time without notice.
AST Neuberger Berman Core Bond Portfolio: the Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2015. The contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015.
AST New Discovery Asset Allocation Portfolio: the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (inclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.08% of the average daily net assets of the Portfolio through June 30, 2015. This expense limitation may not be terminated or modified prior to June 30, 2105, but may be discontinued or modified thereafter.
AST Prudential Core Bond Portfolio: the Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2015. The contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015.
AST Prudential Growth Allocation Portfolio: the Investment Managers have contractually agreed to waive 0.02% of their investment management fee through June 30, 2014. This waive arrangement may not be terminated or modified prior to June 30, 2014.
AST RCM World Trends Portfolio: the Investment Managers have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio shall be reduced by 0.07%. This waiver arrangement may not be terminated or modified prior to June 30, 2104.
AST Schroders Global Tactical Portfolio: the Investment Managers have entered into a contractual waiver so that the Portfolio’s investment management fee equals 0.95% of its first $4 billion of average daily net assets and 0.93% of its average daily net assets in excess of $4 billion through June 30, 2013. In addition, the Investment Managers have voluntarily agreed to cap certain Portfolio expenses: Schroders may, from time to time, invest a portion of the Portfolio’s assets in underlying non-affiliated portfolios. As a result, the Portfolio will indirectly incur a pro rata portion of the fees and expenses of the relevant underlying non-affiliated portfolios.
AST Western Asset Emerging Markets Debt Portfolio: the Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2015. This waiver arrangement may not be terminated or modified prior to June 30, 2015.
*AST Bond Portfolios: the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2015. This waiver arrangement may not be terminated or modified prior to June 30, 2015.
SUBADVISERS. The Investment Managers have entered into subadvisory agreements with each of the subadvisers named in the table appearing below. The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of each Portfolio. In connection therewith, each subadviser is obligated to keep certain books and records of the Fund. Under each subadvisory agreement, each subadviser, subject to the supervision of the Investment Managers, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Investment Managers continue to have responsibility for all investment advisory services pursuant to the Management Agreement and supervise the subadvisers' performance of such services.
Pursuant to each subadvisory agreement, the Investment Managers pay each subadviser a fee. The tables below set forth the current fee rates and fees paid by the Investment Managers to each subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Investment Managers employ each subadviser under a “manager of managers” structure that allows the Investment Managers to replace the subadvisers or amend a subadvisory agreement without seeking shareholder approval. The Investment Managers are authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Investment Managers monitor each subadviser's

63

performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Investment Managers will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Investment Managers are also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Investment Managers can change the allocations without Board or shareholder approval. The Investment Managers will review the allocations periodically and may adjust them without prior notice. The annual update to the Fund's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Academic Strategies Asset Allocation Portfolio	Pacific Investment Management Company LLC (PIMCO)	0.25% of average daily net assets (Applies to Inflation-Indexed Securities assets only)
	PIMCO	0.25% of average daily net assets (Applies to International Fixed income (Un-Hedged) assets only)
	—Western Asset Management Company—Western Asset Management Company Limited	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million (Applies to Emerging Markets Fixed income assets only)
	Quantitative Management Associates LLC (QMA)	0.075% of average daily net assets of entire Portfolio (Fee applies only to overall asset allocation and direct management of Overlay investment strategy)
	QMA	1.00% of average daily net assets attributable to Long/Short Market Neutral investment category
	Jennison Associates LLC (Jennison)	0.60% of average daily net assets to $100 million; 0.55% of average daily net assets over $100 million (Fee applies only to assets attributable to Global Infrastructure investment category)
CoreCommodity Management, LLC	0.60% of average daily net assets to $750 million;
0.55% of average daily net assets from $750 million to $1 billion;
0.50% of average daily net assets over $1 billion
(Fee applies only to assets attributable to Commodities investment category)
J.P. Morgan Investment Management, Inc.	1.00% of average daily net assets to $50 million;
0.90% of average daily net assets over $50 million to $150 million;
0.80% of average daily net assets over $150 million
(Fee applies only to assets attributable to Market Neutral Sleeve managed by J.P. Morgan)
	AlphaSimplex Group, LLC	0.80% of average daily net assets to $100 million; 0.65% of average daily net assets over $100 million
	First Quadrant, L.P.	0.90% of average daily net assets (Global Macro segment only)
	First Quadrant, L.P.	0.65% of average daily net assets to $100 million; 0.55% of average daily net assets from $100 million to $200 million; and 0.50% of average daily net assets over $200 million (Currency segment only)
	AQR Capital Management, LLC (AQR)/CNH Partners, LLC	1.00% of average daily net assets to $100 million; 0.90% of average daily net assets over $100 million (Diversified Arbitrage segment only)
AST Advanced Strategies Portfolio	Marsico Capital Management, LLC (Marsico)	0.40% of average daily net assets to $1.5 billion; 0.35% of average daily net assets over $1.5 billion (domestic large cap growth category)
T. Rowe Price Associates, Inc.	Rates in effect Prior to October 1, 2011:
0.40% of average daily net assets to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.35% of average daily net assets over $500 million
(domestic large cap value category)

 64

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
T. Rowe Price Associates, Inc.	Rates in effect October 1, 2011 and Thereafter:
Sleeve average daily net assets up to $100 million:
0.50% of average daily net assets to $50 million;
0.45% of average daily net assets over $50 million to $100 million
When Sleeve average daily net assets exceed $100 million:
0.40% on all assets
When Sleeve average daily net assets exceed $200 million:
0.35% on all assets
When Sleeve average daily net assets exceed $500 million:
0.325% to $500 million;
0.30% over $500 million to $1 billion
When Sleeve average daily net assets exceed $1 billion:
0.30% on all assets
	William Blair & Company LLC (William Blair)	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion (international growth category)
LSV Asset Management (LSV)	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
(international value category)
	PIMCO	0.25% of average daily net assets to $1 billion; 0.225% of average daily net assets over $1 billion (Advanced Strategies—fixed income category)
	PIMCO	0.25% of average daily net assets (hedged international bond category)
	PIMCO	0.49% of average daily net assets (Advanced Strategies I)
	Quantitative Management Associates LLC (QMA)	0.25% of the average daily net assets attributable to the Advanced Strategies II investment strategy
	QMA	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)
	PIM	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)
	Jennison	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)
AST AQR Emerging Markets Equity Portfolio	AQR Capital Management, LLC (AQR)	0.50% of the Portfolio’s average daily net assets to $250 million;
0.45% of the Portfolio’s average daily net assets over $250 million to $500 million;
0.40% of the Portfolio’s average daily net assets over $500 million
AST AQR Large-Cap Portfolio	AQR	0.17% of average daily net assets to $1 billion; 0.15% of average daily net assets from $1 billion to $2 billion; 0.13% of average daily net assets over $2 billion
AST Balanced Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeves of the Portfolio and 0.04% of average daily net assets for “additional services”
AST BlackRock Global Strategies Portfolio	BlackRock Investment Management LLC (BlackRock)	0.50% of the Portfolio's average daily net assets to $250 million;
0.45% of the Portfolio's average daily net assets over $250 million to $1 billion;
0.40% of the Portfolio's average daily net assets over $1 billion to $2 billion;
0.375% of the Portfolio's average daily net assets over $2 billion
AST BlackRock iShares ETF Portfolio	BlackRock	0.37% of average daily net assets

65

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST BlackRock Value Portfolio	BlackRock	0.35% of average daily net assets to $100 million;
0.30% of average daily net assets over $100 million but not exceeding $200 million;
0.27% of average daily net assets over $200 million but not exceeding $1 billion; and
0.25% of average daily net assets exceeding $1 billion
AST Bond Portfolio 2015	Prudential Investment Management, Inc. (PIM)	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2016	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2017	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2018	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2019	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2020	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2021	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion

 66

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Bond Portfolio 2022	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2023	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2024	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST Capital Growth Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeves of the Portfolio and 0.04% of average daily net assets for “additional services”
AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC	0.25% of the Portfolio’s average daily net assets to $250 million;
0.225% of the Portfolio’s average daily net assets over $250 million to $500 million;
0.20% of the Portfolio’s average daily net assets over $500 million
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	0.60% of average daily net assets to $100 million;
0.40% of average daily net assets over $100 million to $250 million;
0.30% of average daily net assets over $250 million
Note: the subadviser has voluntarily agreed to waive the portion of its fee that exceeds the following:
0.30% of the portion not in excess of $350 million;
0.25% of assets over $350 million
AST Defensive Asset Allocation Portfolio	PIM	0.04% of average daily net assets excluding derivative instruments
	QMA	0.15% of average daily net assets invested in derivative instruments; 0.04% of average daily net assets excluding derivative instruments
AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania	0.50% of average daily net assets to $100 million;
0.45% of average daily net assets over $100 million but not exceeding $400 million;
0.40% of average daily net assets over $400 million but not exceeding $900 million;
0.35% of average daily net assets over $900 million
AST FI Pyramis® Asset Allocation Portfolio	Pyramis Global Advisors, LLC	0.38% of average daily net assets to $250 million;
0.35% of average daily net assets over $250 million to $500 million;
0.32% of average daily net assets over $500 million to $750 million;
0.31% of average daily net assets over $750 million to $1.5 billion;
0.30% of average daily net assets over $1.5 billion
AST First Trust Balanced Target Portfolio	First Trust Advisors L.P. (First Trust)	0.35% of average daily net assets to $250 million;
0.30% of average daily net assets over $250 million to $500 million;
0.25% of average daily net assets over $500 million to $1 billion;
0.20% of average daily net assets over $1 billion
AST Franklin Templeton Founding Funds Allocation Portfolio	Franklin Advisers, Inc. (Franklin Advisers)	0.625% of sleeve average daily net assets to $50 million;
0.465% of sleeve average daily net assets from $50 million to $200 million;
0.375% of sleeve average daily net assets from $200 million to $500 million; and
0.350% of sleeve average daily net assets exceeding $500 million

67

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
	Franklin Mutual Advisers, LLC (Franklin Mutual)	0.510% of sleeve average daily net assets to $1 billion; and 0.490% of sleeve average daily net assets exceeding $1 billion
Templeton Global Advisers Limited (Templeton Global)	0.410% of sleeve average daily net assets to $100 million;
0.390% of sleeve average daily net assets from $100 million to $250 million;
0.380% of sleeve average daily net assets from $250 million to $500 million;
0.370% of sleeve average daily net assets from $500 million to $750 million; and
0.360% of sleeve average daily net assets exceeding $750 million
AST Global Real Estate Portfolio	Prudential Real Estate Investors, a business unit of PIM	0.45% of average daily net assets to $50 million; 0.40% of average daily net assets over $50 million to $150 million; 0.35% of average daily net assets over $150 million
AST Goldman Sachs Concentrated Growth Portfolio	Goldman Sachs Asset Management, L.P. (GSAM)	0.28% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion
AST Goldman Sachs Large-Cap Value Portfolio	GSAM	0.25% of average daily net assets to $250 million; 0.23% of average daily net assets over $250 million to $750 million; 0.21% over $750 million
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM	0.28% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)	GSAM	0.24% of average daily net assets to $300 million;
0.23% on next $200 million of average daily net assets;
0.22% on next $250 million of average daily net assets;
0.21% on next $2.5 billion of average daily net assets;
0.20% on next $2.75 billion of average daily net assets;
0.17% on next $4 billion of average daily net assets;
0.14% over $10 billion of average daily net assets
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	0.50% of average daily net assets
AST High Yield Portfolio	J.P. Morgan Investment Management, Inc.	Sleeve average daily net assets up to $1 billion: 0.27% of average daily net assets When Sleeve average daily net assets exceed $1 billion: 0.25% on all assets
	Prudential Investment Management, Inc.	0.25% of average daily net assets
AST International Growth Portfolio	William Blair	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion
	Marsico	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; 0.35% of average daily net assets over $1 billion
	Jennison	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; 0.30% of average daily net assets over $1 billion
AST International Value Portfolio	LSV	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
	Thornburg Investment Management, Inc.	0.35% of average daily net assets to $100 million; 0.30% of average daily net assets over $100 million

 68

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Investment Grade Bond Portfolio	PIM	Prior to February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of average daily net assets over $500 million
On/ After February 25, 2013:
0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets;
0.12% of average daily net assets over $2 billion
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	J.P. Morgan Investment Management, Inc. (J.P. Morgan) Security Capital Research & Management Inc.	0.35% of average daily net assets to $600 million; 0.32% of average daily net assets over $600 million
AST J.P. Morgan International Equity Portfolio	J.P. Morgan	0.35% of average daily net assets to $250 million; 0.33% of average daily net assets over $250 million but not exceeding $500 million; 0.30% of average daily net assets over $500 million
AST J.P. Morgan Strategic Opportunities Portfolio	J.P. Morgan	0.50% of average daily net assets to $250 million; 0.45% of average daily net assets over $250 million to $750 million; 0.40% of average daily net assets over $750 million
AST Jennison Large-Cap Growth Portfolio	Jennison	0.30% of average daily net assets to $1 billion; 0.25% of average daily net assets from $1 billion to $1.5 billion; 0.20% of average daily net assets over $1.5 billion
AST Jennison Large-Cap Value Portfolio	Jennison	0.25% of average daily net assets to $250 million;
0.24% of average daily net assets from $250 million to $500 million;
0.23% of average daily net assets from $500 million to $1 billion;
0.22% of average daily net assets over $1 billion
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management, LLC	0.30% of average daily net assets
AST Long Duration Bond Portfolio	PIM	0.15% of the Portfolio’s average daily net assets to $500 million;
0.14% of the Portfolio’s average daily net assets over $500 million to $2 billion;
0.12% of the Portfolio’s average daily net assets over $2 billion
AST Lord Abbett Core Fixed Income Portfolio	Lord, Abbett & Co. LLC	0.17% of average daily net assets to $250 million;
0.15% of average daily net assets over $250 million but not exceeding $1 billion;
0.13% of average daily net assets over $1 billion but not exceeding $2 billion;
0.12% of average daily net assets over $2 billion
AST MFS Global Equity Portfolio	Massachusetts Financial Services Company (MFS)	0.425% of average daily net assets
AST MFS Growth Portfolio	MFS	Effective rate prior to October 1, 2011:
0.375% of combined average daily net assets up to $250 million;
0.325% of the next $250 million;
0.300% of the next $250 million;
and 0.275% of combined average daily net assets over $750 million
Effective rate after October 1, 2011:
0.375% of combined average daily net assets up to $250 million;
0.325% of the next $250 million;
0.30% of the next $250 million
0.275% of the next $250 million;
0.25% of the next $500 million;
0.225% over $1.5 billion
AST MFS Large-Cap Value Portfolio	MFS	0.35% of average daily net assets to $100 million; 0.30% of average daily net assets over $100 million to $500 million; 0.275% of average daily net assets over $500 million
AST Marsico Capital Growth Portfolio	Marsico	0.40% of average daily net assets to $1.5 billion; 0.35% of average daily net assets over $1.5 billion
AST Mid-Cap Value Portfolio	EARNEST Partners LLC (EARNEST)	0.40% of average daily net assets

69

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
WEDGE Capital Management, LLP	0.75% of average daily net assets to $10 million;
0.65% of average daily net assets over $10 million to $25 million;
0.50% of average daily net assets over $25 million to $100 million;
0.40% of average daily net assets over $100 million to $150 million;
0.30% of average daily net assets over $150 million
AST Money Market Portfolio	PIM	0.06% of average daily net assets to $500 million;
0.05% of average daily net assets above $500 million to $1 billion;
0.03% of average daily net assets above $1 billion to $2.5 billion;
0.02% of average daily net assets over $2.5 billion
AST Neuberger Berman Core Bond Portfolio	Neuberger Berman Fixed Income LLC	0.18% of average daily net assets to $350 million; 0.13% of average daily net assets over $350 million to $1 billion 0.11% of average daily net assets over $1 billion
AST Neuberger Berman Mid-Cap Growth Portfolio	Neuberger Berman Management LLC (Neuberger Berman)	0.40% of average daily net assets to $1 billion; 0.35% of average daily net assets over $1 billion
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Neuberger Berman	0.40% of average daily net assets to $1 billion; 0.35% of average daily net assets over $1 billion
	LSV	0.40% of average daily net assets to $250 million; 0.35% of average daily net assets over $250 million
AST New Discovery Asset Allocation Portfolio	Epoch Investment Partners, Inc. (Epoch)	0.275% of sleeve average daily net assets to $1 billion; 0.20% of sleeve average daily net assets exceeding $1 billion
	Security Global Investors, LLC (SGI)	0.250% of sleeve average daily net assets to $250 million; 0.20% of sleeve average daily net assets exceeding $250 million
	Brown Advisory LLC (Brown Advisory)	0.30% of sleeve average daily net assets to $500 million; 0.250% of sleeve average daily net assets from $500 million to $1 billion; 0.20% of sleeve average daily net assets exceeding $1 billion
	EARNEST	0.45% of sleeve average daily net assets
	Thompson, Siegel & Walmsley LLC (TS&W)	0.40% of sleeve average daily net assets to $500 million; 0.350% of sleeve average daily net assets exceeding $500 million
Bradford & Marzec LLC (Bradford & Marzec)	For Sleeve Average Daily Net Assets to $100 million
0.390% of sleeve average daily net assets to $10 million;
0.285% of sleeve average daily net assets over $10 million to $50 million; 0.250% of sleeve average daily net assets over $50 million to $100 million; Reset if Sleeve Average Daily Net Assets Exceed $100 million
0.20% of sleeve average daily net assets to $100 million;
0.180% of sleeve average daily net assets over $100 million to $200 million;
0.160% of sleeve average daily net assets exceeding $200 million
	C.S. McKee, LP (C.S. McKee)	0.20% of sleeve average daily net assets to $100 million; 0.150% of sleeve average daily net assets over $100 million to $200 million; 0.10% of sleeve average daily net assets exceeding $200 million
AST Parametric Emerging Markets Equity Portfolio	Parametric Portfolio Associates LLC	0.50% of average daily net assets to $250 million; 0.45% of average daily net assets from $250 million to $500 million; 0.40% of average daily net assets over $500 million
AST PIMCO Limited Maturity Bond Portfolio	PIMCO	0.30% of average daily net assets to $150 million;
0.25% of average daily net assets over $150 million
Note: the subadviser has voluntarily agreed to waive a portion of its fee:
0.05% of average daily net assets to $150 million
AST PIMCO Total Return Bond Portfolio	PIMCO	0.250% on aggregate assets up to and including $1 billion; 0.225% on aggregate assets over $1 billion*
AST Preservation Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeves of the Portfolio and 0.04% of average daily net assets for “additional services”
AST Prudential Core Bond Portfolio	PIM	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million to $1 billion; 0.12% of average daily net assets over $1 billion

 70

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)	QMA	0.30% of average daily net assets to $250 million;
0.25% of average daily net assets over $250 million to $500 million;
0.22% of average daily net assets over $500 million to $750 million;
0.20% of average daily net assets over $750 million
	PIM	0.15% of average daily net assets to $500 million; 0.14% of the next $500 million; 0.12% of average daily net assets over $1 billion
AST QMA Emerging Markets Equity Portfolio	QMA	0.50% of the Portfolio’s average daily net assets to $250 million;
0.45% of the Portfolio’s average daily net assets over $250 million to $500 million;
0.40% of the Portfolio’s average daily net assets over $500 million
AST QMA Large-Cap Portfolio	QMA	0.15% of average daily net assets to $1.5 billion; 0.14% of average daily net assets over $1.5 billion
AST QMA US Equity Alpha Portfolio	QMA	0.45% of average daily net assets to $250 million; 0.40% of average daily net assets over $250 million
AST Quantitative Modeling Portfolio	QMA	0.06% of average daily net assets
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)	Allianz Global Investors US LLC	0.35% of average daily net assets to $500 million; 0.30% of average daily net assets from $500 million to $1 billion; 0.26% of average daily net assets over $1 billion
AST Schroders Global Tactical Portfolio	- Schroder Investment Management North America Inc. - Schroder Investment Management North America Limited (collectively, Schroders)	0.40% of average daily net assets to $500 million;
0.325% of average daily net assets from $500 million to $1 billion;
0.30% of average daily net assets from $1 billion to $2 billion;
0.28% of average daily net assets from $2 billion to $3 billion;
0.26% of average daily net assets from $3 billion to $5 billion; and
0.25% of average daily net assets over $5 billion
AST Schroders Multi-Asset World Strategies Portfolio	Schroders	0.50% of average daily net assets on first $250 million of average daily net assets;
0.45% on next $750 million of average daily net assets;
0.42% on next $2 billion of average daily net assets;
0.40% on next $2 billion of average daily net assets;
0.375% over $5 billion of average daily net assets
AST Small-Cap Growth Portfolio	Eagle Asset Management, Inc.	0.45% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million*
	Emerald Advisers, Inc.	0.45% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million*
AST Small-Cap Value Portfolio	J.P. Morgan	0.40% of average daily net assets
	Lee Munder Capital Group, LLC	0.40% of average daily net assets
	ClearBridge Investments, LLC	0.40% of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.	0.50% of average daily net assets to $25 million; 0.35% of average daily net assets over $25 million to $50 million; 0.26% of average daily net assets over $50 million
AST T. Rowe Price Equity Income Portfolio	T. Rowe Price Associates, Inc.	Sleeve average daily net assets up to $100 million:
0.50% of average daily net assets to $50 million;
0.45% of average daily net assets over $50 million to $100 million
When Sleeve average daily net assets exceed $100 million:
0.40% on all assets
When Sleeve average daily net assets exceed $200 million:
0.35% on all assets
When Sleeve average daily net assets exceed $500 million:
0.325% to $500 million;
0.30% over $500 million to $1 billion
When Sleeve average daily net assets exceed $1 billion:
0.30% on all assets

71

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.	0.40% of average daily net assets to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.35% of average daily net assets from $500 million to $1 billion;
— provided, however, average daily net assets exceed $1 billion, 0.35% on all assets without reference to the breakpoint schedule set forth above
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.	0.60% of average daily net assets to $20 million;
0.50% of average daily net assets over $20 million to $50 million;
— provided, however, average daily net assets exceed $50 million, 0.50% on all assets without reference to the breakpoint schedule set forth above
AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)	Franklin Advisers	0.40% of average daily net assets to $100 million;
0.36% of average daily net assets over $100 million to $250 million;
0.33% of average daily net assets over $250 million to $500 million;
0.30% of average daily net assets over $500 million
AST Wellington Management Hedged Equity Portfolio	Wellington Management Company, LLP (Wellington Management)	0.45% of average daily net assets to $500 million;
0.425% of average daily net assets over $500 million to $1.5 billion;
0.40% of average daily net assets over $1.5 billion to $3 billion;
0.375% of average daily net assets over $3 billion
AST Western Asset Core Plus Bond Portfolio	—Western Asset Management Company—Western Asset Management Company Limited	0.225% of average daily net assets on the first $300 million; 0.150% of average daily net assets on the next $2 billion; 0.100% of average daily net assets on amounts over $2 billion
AST Western Asset Emerging Markets Debt Portfolio	—Western Asset Management Company—Western Asset Management Company Limited	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million

Aggregation Notes to Subadviser Fee Rate Table:
* For purposes of calculating the fee payable to certain subadvisers, the assets managed by the subadviser will be aggregated with one or more other Portfolios. Each aggregation arrangement is set out below:

Eaton Vance Management (Eaton Vance): The assets managed by Eaton Vance will be aggregated with the assets in all portfolios sub-advised by Eaton Vance that are managed by Prudential Investments LLC, or by Prudential Investments and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., domestic large cap value).
Emerald Advisers, Inc. (Emerald): For purposes of calculating the subadvisory fee payable to Emerald, the assets managed by Emerald in the AST Small-Cap Growth Portfolio will be aggregated with the assets of any other portfolio or fund managed by Prudential Investments LLC and/or AST Investment Services, Inc. for which Emerald serves as the subadviser and has substantially the same investment strategy as the AST Small-Cap Growth Portfolio.
First Quadrant: For purposes of calculating the fee payable to First Quadrant with respect to the currency sleeve of the AST Academic Strategies Asset Allocation Portfolio, the assets managed by First Quadrant in the global macro sleeve of the AST Academic Strategies Asset Allocation Portfolio will be aggregated with the assets managed by First Quadrant in the currency sleeve of the AST Academic Strategies Asset Allocation Portfolio.
GSAM: The assets of the AST Goldman Sachs Concentrated Growth Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio will be aggregated. The assets of the AST Goldman Sachs Small-Cap Value Portfolio will be aggregated with the assets of the SP Small-Cap Value Portfolio of PSF.

Jennison Associates LLC (Jennison): For purposes of calculating the subadvisory fee payable to Jennison, the assets managed by Jennison in the AST International Growth Portfolio of the Advanced Series Trust will be aggregated with the assets managed by Jennison in the SP International Growth Portfolio of The Prudential Series Fund and any other portfolio subadvised by Jennison on behalf of PI or AST Investment Services, Inc. pursuant to substantially the same investment strategy.

LSV: For purposes of calculating the advisory fee payable to LSV, the assets managed by LSV in the AST International Value Portfolio of the Fund will be aggregated with the assets managed by LSV in: (i) the AST Advanced Strategies Portfolio of Advanced Series Trust; (ii) the SP International Value Portfolio of The Prudential Series Fund; (iii) the Global Portfolio of PSF; (iv) the International Equity Portfolio of the Target Portfolio Trust; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Prudential International Value Fund of Prudential World Fund, Inc.; and (viii) and any other portfolio subadvised by LSV on behalf of AST and/or PI pursuant to substantially the same investment strategy.

Marsico Capital Management, LLC (Marsico): The assets of the Advanced Strategies Portfolio will be aggregated with: (i) the portion of the Global Portfolio of PSF that is managed by Marsico, (ii) the AST Marsico Capital Growth Portfolio of AST, (iii) the portion of the Target Conservative Allocation Fund of Target Asset Allocation Funds managed by Marsico, (iv) the portion of the Target Moderate Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, (v) the portion of the Target Growth Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, (vi) the portion of the Target Large Cap Growth Fund of The Target Portfolio Trust, and (vii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico and PI and/or AST, as applicable, mutually agree, in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation.
The assets of the AST International Growth Portfolio managed by Marsico will be aggregated with the assets of the PSF SP International Growth Portfolio managed by Marsico, and any other portfolio subadvised by Marsico on behalf of PI, AST, or both, pursuant to substantially the same international investment strategy and for which Marsico and PI, and/or AST, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.
MFS: The assets of the AST MFS Growth Portfolio managed by MFS will be aggregated with the assets in all portfolios sub-advised by MFS that are managed by Prudential Investments LLC, or by Prudential Investments and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., domestic large capitalization growth).
Neuberger Berman: The assets of the AST Neuberger Berman Mid-Cap Growth Portfolio, managed by Neuberger Berman, will be aggregated with the assets of the AST Neuberger Berman/LSV Mid-Cap Value Portfolio, managed by Neuberger Berman.
PIMCO: The assets of each PIMCO-subadvised portfolio managed on behalf of PI and/or AST by PIMCO under a total return mandate (as identified and agreed upon by PIMCO and PI/AST) shall be aggregated for purposes of the fee calculation when all such aggregated assets on any day total at least $3 billion. On any day when all such aggregated assets total at least $3 billion, the contractual annual subadvisory fee rate, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. On any day when the aggregated assets total less than $3 billion, the contractual subadvisory fee rate for that day shall be 0.25% of the assets of each PIMCO-subadvised portfolio.

 72

PIM: The assets of the AST Money Market Portfolio and the assets of the Money Market Portfolio of PSF will be aggregated.

The combined average daily net assets of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio will include the assets of future portfolios of the Fund that are subadvised by PIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.
The assets managed by PIM in the AST Prudential Growth Allocation Portfolio will be aggregated with the assets managed by PIM in the AST Prudential Core Bond Portfolio for purposes of calculating the subadvisory fee payable to PIM for these portfolios.

Thornburg Investment Management, Inc. (Thornburg): The assets managed by Thornburg in the AST International Value Portfolio will be aggregated with the assets managed by Thornburg in the PSF SP International Value Portfolio, the Prudential International Value Fund of Prudential World Fund, Inc., the Target Moderate Allocation Fund and Target Growth Allocation Fund of Target Asset Allocation Funds, the International Equity Portfolio of The Target Portfolio Trust, and any other portfolio subadvised by Thornburg on behalf of PI and/or AST pursuant to substantially the same investment strategy.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML): For purposes of calculating the subadvisory fee payable to Western Asset with respect to the AST Western Asset Core Plus Bond Portfolio, the assets managed by Western Asset in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Western Asset Core Plus Bond Portfolio, the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by Western Asset in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to Western Asset with respect to the AST Western Asset Emerging Markets Debt Portfolio, the assets managed by Western Asset in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Western Asset Emerging Markets Debt Portfolio, the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by Western Asset in the AST Western Asset Emerging Markets Debt Portfolio.
William Blair: The assets in the Advanced Strategies Portfolio will be aggregated with the assets managed by William Blair in the Global Portfolio of the Prudential Series Fund (PSF), in the SP International Growth Portfolio of PSF, the AST International Growth Portfolio and in any other portfolio subadvised by William Blair on behalf of the Investment Managers, pursuant to substantially the same investment strategy.
CoreCommodity: CoreCommodity has agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by it on behalf of the Portfolio, but only during the first two years that it manages the Portfolio’s commodities investment sleeve. The Portfolio will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio.

Notes to Subadviser Fee Rate Table:

Allianz Global Investors US LLC: Allianz Global Investors US LLC has agreed to a voluntary subadvisory fee waiver of 0.035% of average daily net assets for the AST RCM World Trends Portfolio.
AQR: AQR has agreed to implementation of  a voluntary subadvisory fee waiver arrangement  (the “AQR Waiver”) that applies to the assets of the AQR Large-Cap Portfolio whereby AQR will voluntarily waive 0.01% of the subadvisory fee on assets of the AQR Large-Cap Portfolio.  The Investment Managers have agreed, with respect to the AQR Large-Cap Portfolio, to waive two-thirds of any incremental increase in the Investment Managers’ net management fee as a result of the AQR Waiver.
BlackRock: BlackRock has agreed to a contractual fee waiver arrangement that apples to the BlackRock iShares ETF Portfolio.  Under this arrangement, BlackRock will waive all of a portion of its subadvisory fee in an amount equal to the Portfolio’s expenses related to investments in investment companies (including ETFs) managed or advised by BlackRock.  Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.  This fee arrangement continues in effect until June 30, 2014.  This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
Franklin Advisers/Franklin Mutual/Templeton Global (“Franklin Adviser Subadvisers”): The Franklin Adviser Subadvisers have agreed to a voluntary subadvisory fee waiver arrangement, as follows: With respect to all existing and future Portfolios for which the Franklin Adviser Subadvisers provide subadvisory services, the subadvisory fee rates would be discounted according to the following schedule:
—Combined assets up to $500 million: No discount.
—Combined assets of $500 million up to $1 billion: 2.5% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $1 billion to $1.5 billion: 5.0% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $1.5 billion to $2.5 billion: 7.5% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $2.5 billion and above: 10.0% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
Note: The overall reduction/discount in the actual subadvisory fees is limited to $1.5 million per calendar year.
Neuberger Berman: Neuberger Berman has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (collectively, the Neuberger Berman Portfolios). This voluntary fee waiver arrangement may be terminated by Neuberger Berman at any time. As described below, this voluntary group fee waiver will be applied to the effective subadvisory fees paid by PI and AST to Neuberger Berman and will be based upon the combined average daily net assets of the Neuberger Berman Portfolios. The investment management fees paid by each Neuberger Berman Portfolio will remain unchanged.

—	Combined assets up to $750 million: No fee reduction.
—Combined assets between $750 million and $1.5 billion: 5% reduction to effective subadvisory fee.
—Combined assets between $1.5 billion and $3 billion: 7.5% reduction to effective subadvisory fee.
—Combined assets above $3 billion: 10% reduction to effective subadvisory fee.

+ QMA: The Investment Managers will pay QMA a fee for providing additional advisory services as agreed to between the Investment Managers and QMA, including but not limited to asset allocation advice (“Additional Services”).
QMA: QMA has agreed to a voluntary subadvisory fee waiver arrangement (the “QMA Waiver”) that applies to the assets of the following Portfolios of the Advanced Series Trust subadvised by QMA: AST QMA Large-Cap Portfolio, AST QMA US Equity Alpha Portfolio, AST Academic Strategies Asset Allocation Portfolio (market neutral sleeve), AST QMA Emerging Markets Equity Portfolio, and AST Prudential Growth Allocation Portfolio ( the “Five Portfolios”).  The QMA Waiver discounts QMA’s combined subadvisory revenue that it receives with respect to the assets it manages in the Five Portfolios.  The size of the revenue discount varies depending on the amount of such combined annual subadvisory revenue.  The Investment Managers have agreed, with respect to the AST QMA Large-Cap Portfolio, to waive two-thirds of any incremental increase in their net management fee as a result of the QMA Waiver.
Schroders: The Investment Managers will pay a subadvisory fee to Schroders based upon the average daily net assets of each Portfolio. Schroders will retain its affiliate SIMNA Ltd. to provide certain investment advisory services. In particular, SIMNA Ltd. manages each Portfolio, subject to the supervision of Schroders. Schroders directly manages a portion of the assets of each Portfolio. Schroders (and not the Investment Managers) pay to SIMNA Ltd. for each Portfolio, an amount based on Schroders internal transfer pricing policy. The percentage of compensation to SIMNA Ltd. may be subject to change.

73

T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the indicated Portfolios to the extent necessary to reduce the effective monthly subadvisory fees for the Portfolios listed below by the following percentages based on the combined average daily net assets of the indicated Portfolios and the assets of the indicated separately managed accounts:
—	Combined assets up to $1 billion: 2.5% fee reduction.
—Combined assets between $1billion and $2.5 billion: 5.0% fee reduction.
—Combined assets between $2.5 billion and $5 billion: 7.5% fee reduction.
—Combined assets above $5.0 billion: 10.0% fee reduction.

The assets for each Portfolio, or portion thereof subadvised by T. Rowe Price, and the subadvisory fees of the Portfolios listed below will be aggregated for purposes of calculating the amount of the monthly subadvisory fee waiver:

—	Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Equity Income Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
— Advanced Series Trust AST Advanced Strategies Portfolio
—The Prudential Series Fund Global Portfolio
—	Separate Account: T. Rowe Price Equity Income Strategy —Separate Account: T. Rowe Price Growth Stock Strategy —Separate Account: T. Rowe Price Large-Cap Core Growth Strategy

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2012	2011	2010
AST Academic Strategies Portfolio	PIMCO (Applies to Inflation-Indexed Securities assets only)	$425,830	$443,092	$335,586
	PIMCO (Applies to International Fixed income (Un-Hedged) assets only)	697,766	696,923	349,389
	PIMCO* (Applies to Emerging Markets Fixed income assets only)	988,986	1,506,367	845,397
	Western Asset Management Company—Western Asset Management Company Ltd.	26,937	None	None
	CoreCommodity Management, LLC	1,943,861	326,691	None
	Mellon Capital Management Corporation*	None	193,484	770,444
	QMA (For overall asset allocation and direct management of Overlay investment strategy)	5,290,093	5,092,002	4,073,555
	QMA (Fee applies only to assets attributable to Long/Short Market Neutral investment category)	1,366,377	1,100,123	827,775
	Jennison	1,792,821	1,725,770	1,073,123
	J.P. Morgan Investment Management, Inc.	1,150,048	169,281	None
	Bache*	None	1,501,108	1,787,246
	AlphaSimplex Group	731,301	563,827	427,907
	First Quadrant, L.P. (Global Macro Segment only)	1,631,598	1,551,189	851,303
	First Quadrant, L.P. (Currency Segment only)	607,665	583,788	228,563
	AQR Capital Management, LLC/CNH Partners LLC	2,375,999	1,848,170	506,060
AST Advanced Strategies Portfolio	Marsico	3,257,726	2,610,852	1,696,005
	T. Rowe Price Associates, Inc.	2,366,903	2,201,123	1,532,064
	William Blair	1,174,146	829,577	549,381
	LSV	1,593,070	1,181,016	807,423
	QMA	3,109,197	2,329,128	1,497,483
	PIMCO (US Fixed income Sleeve)	1,486,912	1,104,232	718,033
	PIMCO (Hedged Intl Bond Sleeve)	1,663,252	1,223,214	789,836
	PIMCO (Advanced Strategies I)	2,082,833	1,629,451	1,055,313
AST AQR Emerging Markets Equity Portfolio	AQR Capital Management, LLC	None	None	None
AST Balanced Asset Allocation Portfolio	QMA	3,565,820	3,138,534	2,467,111
AST BlackRock Global Strategies Portfolio	BlackRock	6,301,514	2,660,241	None
AST BlackRock Value Portfolio	BlackRock	4,218,162	4,914,877	1,615,721
	Deutsche*	None	None	1,012,425
AST Bond Portfolio 2015	PIM	137,729	163,281	248,653
AST Bond Portfolio 2016	PIM	100,341	85,433	114,204

 74

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2012	2011	2010
AST Bond Portfolio 2017	PIM	571,445	387,992	144,122
AST Bond Portfolio 2018	PIM	797,440	524,760	191,016
AST Bond Portfolio 2019	PIM	159,360	101,263	149,540
AST Bond Portfolio 2020	PIM	12,781	94,124	155,387
AST Bond Portfolio 2021	PIM	660,173	595,023	68,876
AST Bond Portfolio 2022	PIM	620,590	142,679	None
AST Bond Portfolio 2023	PIM	67,013	None	None
AST Bond Portfolio 2024	PIM	None	None	None
AST Capital Growth Asset Allocation Portfolio	QMA	3,623,727	3,509,445	2,914,610
AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC	None	None	None
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	1,696,083	1,626,443	1,254,993
AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania**	212,622	2,890,405	2,236,345
AST FI Pyramis® Asset Allocation Portfolio	Pyramis Global Advisors, LLC	4,689,890	3,309,044	1,498,212
	Niemann Capital Management, Inc.*	None	None	129,365
AST First Trust Balanced Target Portfolio	First Trust Advisors, L.P.	8,011,088	6,758,499	5,035,100
AST Franklin Templeton Founding Funds Allocation Portfolio	Franklin Advisers	1,492,879	None	None
	Franklin Mutual	1,798,277	None	None
	Templeton Global	1,371,180	None	None
AST Global Real Estate	Prudential Real Estate Investors, a business unit of PIM	1,725,653	1,420,011	1,091,268
AST Goldman Sachs Concentrated Growth Portfolio	GSAM	2,971,416	4,836,508	3,621,868
AST Goldman Sachs Large-Cap Value Portfolio	GSAM	3,055,061	1,810,645	None
	AllianceBernstein*	None	917,455	2,517,286
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM	1,414,249	1,524,311	1,344,286
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)	GSAM	None	None	None
	Horizon Investments LLC*	2,677,730	2,096,197	1,477,634
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	2,566,387	1,929,666	965,110
AST High Yield Portfolio	PIMCO	None	None	1,929,284
	JP Morgan	1,636,184	1,451,050	451,025
	PIM	2,296,714	2,014,181	623,822
AST International Growth Portfolio	William Blair	1,749,832	2,620,338	2,411,747
	Marsico	4,083,909	6,152,393	5,408,311
	Jennison	2,639,062	None	None
AST International Value Portfolio	LSV	3,919,858	4,002,163	3,447,986
	Thornburg Investment Management, Inc.	2,811,781	2,822,403	2,373,326
AST Investment Grade Bond Portfolio	PIM	10,120,927	7,160,937	2,183,376
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	J.P. Morgan Security Capital***	3,783,308	None	None
	Horizon Investments, LLC*	114,117	1,671,913	1,043,052
AST J.P. Morgan International Equity Portfolio	J.P. Morgan	1,190,293	1,214,723	1,075,427
AST J.P. Morgan Strategic Opportunities Portfolio	UBS Global Asset Management (Americas), Inc.*	None	None	1,474,916
	J.P. Morgan	10,186,395	8,944,971	6,132,570
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management, LLC	3,206,310	3,093,420	2,641,801
	Eaton Vance Management*	1,773,879	4,740,591	5,076,800
AST Jennison Large-Cap Growth Portfolio	Jennison	4,592,916	3,757,879	2,118,091

75

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2012	2011	2010
AST Jennison Large-Cap Value Portfolio	Jennison	2,604,184	2,292,400	1,547,388

AST Lord Abbett Core Fixed Income Portfolio	Lord, Abbett & Co. LLC	3,131,636	1,838,125	1,114,411
AST Marsico Capital Growth Portfolio	Marsico	9,707,467	9,930,854	8,949,985
AST MFS Global Equity Portfolio	MFS	1,250,514	1,014,171	723,710
AST MFS Growth Portfolio	MFS	3,971,063	3,973,254	4,913,398
AST MFS Large-Cap Value Portfolio	MFS	676,216	None	None
AST Mid-Cap Value Portfolio	EARNEST Partners LLC	1,080,617	826,514	631,784
	WEDGE Capital Management, LLP	1,190,029	874,546	861,586
AST Money Market Portfolio	PIM	997,384	1,010,154	946,808
AST Neuberger Berman Core Bond Portfolio	Neuberger Berman Fixed Income LLC	1,457,483	237,822	None
AST Neuberger Berman Mid-Cap Growth Portfolio	Neuberger Berman	2,651,478	2,556,540	2,062,589
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Neuberger Berman	666,294	721,167	665,686
	LSV	1,218,105	1,274,237	1,186,743
AST New Discovery Asset Allocation Portfolio	Epoch	95,301	None	None
	SGI	115,643	None	None
	Brown Advisory	103,830	None	None
	EARNEST	62,143	None	None
	TS&W	129,349	None	None
	Bradford & Marzec	115,649	None	None
	C.S. McKee	51,039	None	None
AST Parametric Emerging Markets Equity Portfolio	Parametric Portfolio Associates LLC	5,183,802	4,686,403	3,964,599
AST PIMCO Limited Maturity Bond Portfolio	PIMCO	2,891,810	2,651,970	2,469,930
AST PIMCO Total Return Bond Portfolio	PIMCO	17,891,261	21,753,488	20,068,860
AST Preservation Asset Allocation Portfolio	QMA	3,069,186	2,515,417	1,980,281
AST Prudential Core Bond Portfolio	PIM	2,872,848	423,392	None
AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)	PIM	None	None	None
	QMA	None	None	None
	First Trust Advisors, L.P.*	9,656,029	9,022,436	6,703,320
AST QMA Emerging Markets Equity Portfolio	QMA	None	None	None
AST QMA US Equity Alpha Portfolio	QMA	1,554,416	1,485,553	1,280,843
AST Quantitative Modeling Portfolio	QMA	86,154	15,409	None
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)	Allianz Global Investors US LLC	None	None	None
	CLS Investments LLC*	2,975,538	2,288,990	1,409,545
AST Schroders Global Tactical Portfolio	Schroder Investment Management North America Inc. (Schroders)	5,525,795	None	None
	CLS*	707,776	1,862,446	1,043,691
AST Schroders Multi-Asset World Strategies Portfolio	Schroders	14,101,091	13,386,742	8,155,285
AST Small-Cap Growth Portfolio	Eagle Asset Management, Inc.	2,273,519	2,532,569	1,843,268
	Emerald Mutual Fund Advisers Trust	441,352	None	None
	Neuberger Berman Management, Inc.*	None	2,532,569	None
AST Small-Cap Value Portfolio	J.P. Morgan	1,404,945	1,377,089	1,375,399
	Lee Munder Capital Group, LLC	999,512	950,580	843,439
	ClearBridge Investments LLC	866,356	932,480	1,000,323
	Dreman	None	None	None

 76

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2012	2011	2010
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.	14,283,133	9,617,266	5,726,808
AST T. Rowe Price Equity Income Portfolio	T. Rowe Price Associates, Inc.	4,867,266	125,811	None
	AllianceBernstein, L.P. *	None	480,429	513,765
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.	7,466,865	5,203,529	3,930,178
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.	3,423,905	4,195,991	3,508,853
AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)	Franklin Advisers, Inc.	None	None	None
	T. Rowe Price International, Ltd. *	1,019,831	968,896	913,406
AST Wellington Management Hedged Equity Portfolio	Wellington Management Company, LLP	3,514,811	1,523.225	None
	QMA*	None	63,920	177,090
AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company—Western Asset Management Company Ltd.	3,965,732	4,198,700	3,834,642
AST Western Asset Emerging Markets Debt Portfolio	Western Asset Management Company—Western Asset Management Company Ltd.	500,294	None	None

* No longer a subadviser to the Portfolio.

**Federated Global Investment Management Corp. serves as sub-subadviser pursuant to a subadvisory agreement. Federated Advisory Services Company, an affiliate of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., provides research, quantitative analysis, equity trading and transaction settlement and certain support services. The fee for Federated Advisory Service Company’s services is not paid by the Fund.
***Security Capital serves as a Sub-Subadviser pursuant to a sub-subadvisory agreement. Security Capital, an affiliate of J.P. Morgan, provides investment advisory services with respect to investments in real estate investment trusts. The fee for Security Capital’s services is paid by J.P. Morgan, not the Portfolio or the Investment Managers

PORTFOLIO MANAGERS: OTHER ACCOUNTS

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Fund Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for the day-to-day portfolio management as of the Fund's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Fund beneficially owned by the Portfolio Managers as of the Fund's most recently completed fiscal year.
AST Academic Strategies Asset Allocation Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	4/$25,566,985,445	None	None	None
	Andrei Marinich	5/$25,566,985,445	None	None	None
Quantitative Management Associates LLC	Marcus Perl	19/$40,722,985,476	1/$46,071,715	38/$4,035,143,401	None
	Edward Keon	19/$40,722,985,476	1/$46,071,715	38/$4,035,143,401	None
	Ted Lockwood	19/$40,722,985,476	1/$46,071,715	41/$$4,096,968,431	None
	Edward L. Campbell, CFA	19/$40,722,985,476	1/$46,071,715	38/$4,035,143,401	None
	Joel M. Kallman, CFA	19/$40,722,985,476	1/$46,071,715	38/$4,035,143,401	None
Jennison Associates LLC (Jennison)	Shaun Hong	2/$5,645,006,000	None	None	None
	Ubong “Bobby” Edemeka	2/$5,645,006,000	None	None	None
Pacific Investment Management Company LLC	Scott A. Mather	9/$16,390,420,000	34/$25,904,680,000 3/$1,330,100,000	80/$28,906,070,000 13/$6,472,810,000	None
	Mihir Worah	24/$69,288,630,000	17/$11,615,810,000	58/$26,874,360,000 11/$2,855,370,000	None
CoreCommodity Management, LLC	Adam De Chiara	3/$313,479,336	2/$720,266,385	22/$3,071,471,793 12/$1,881,309,009	None
First Quadrant	Ed Peters	5/$574,320,000	4/$1,442,790,000 2/$341,900,000	1/$831,450,000	None

77

AST Academic Strategies Asset Allocation Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Jeppe Ladekarl	2/$1,199,380,000	5/$376,240,000 1/$5,080,000	12/$6,939,030,000 3/$1,032,700,000	None
	Dori Levanoni(1)	8/$1,947,130,000	6/$504,530,000 2/$133,360,000	19/$9,871,000,000 8/$3,091,000,000	None
AlphaSimplex Group, LLC	Andrew W. Lo	4/$2,167,353,000	2/$139,719,000	4/$647,486,000	None
	Jeremiah H. Chafkin	4/$2,167,353,000	2/$139,719,000	4/$647,486,000	None
AQR Capital Management, LLC	Lars Nielsen	26/$8,116,472,660 1/$42,179,840	36/$6,668,684,379 25/$4,672,647,359	59/$20,826,370,603 18/$7,052,752,836	None
	Ronen Israel	22/$8,005,351,313 1/$42,179,840	31/$7,299,501,257 21/$4,089,682,866	56/$18,355,319,247 18/$7,258,867,259	None
CNH Partners, LLC	Mark Mitchell, Ph.D.	2/$3,359,346,597	10/$2,260,847,548 7/$2,069,045,259	1/$361,699,365	None
	Todd Pulvino, Ph.D.	2/$3,359,346,597	10/$2,260,847,548 7/$2,069,045,259	1/$361,699,365	None
J.P. Morgan Investment Management, Inc.	Terance Chen	9/$2,253,503,000	3/$456,484,000	1/$22,456,000 1/$446,918,000	None
Western Asset Management Company / Western Asset Management Company Ltd.	Stephen A. Walsh	98/$191,390,787,136	229/$99,190,004,600 5/$813,278,845	718/$171,016,293,229 67/$16,449,710,555	None
	Keith J. Gardner	30/$25,968,031,138	27/$15,105,007,964 1/$141,004,271	170/$41,460,743,659 21/$7,081,752,757	None
	Matthew C. Duda	6/$2,321,970,130	11/$4,629,673,861	28/$4,470,126,959 1/$305,438,640	None
	S. Kenneth Leech	10/$3,079,318,132	22/$11,453,216,323 1/$141,004,271	48/$18,199,898,392 7/$2,848,421,335	None

AST Advanced Strategies Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Marsico Capital Management, LLC*	Thomas F. Marsico	27/$12,331,000,000	11/$1,362,000,000	73/$6,475,000,000	None
	Coralie Witter, CFA	20/$11,814,000,000	10/$1,311,000,000	63/$6,407,000,000	None
T. Rowe Price Associates, Inc.	Brian C. Rogers	11/$33,211,891,168	2/$1,962,453,385	11/$1,813,584,071	None
	Mark Finn	10/$20,676,183,763	4/$1,371,317,745	30/$3,837,149,467	None
	John D. Linehan	None	None	None	None
William Blair & Company LLC	W. George Greig	12/$7,934,540,435	16/$2,230,510,712	47/$8,389,992,648	None
LSV Asset Management	Josef Lakonishok	30/$8,067,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None
	Menno Vermeulen	30/$8,067,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None
	Puneet Mansharamani	30/$8,067,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None
Pacific Investment Management Company LLC	Mihir Worah	24/$69,288,630,000	17/$11,615,810,000	58/$26,874,360,000 11/$2,855,370,000	None
	Scott Mather	9/$16,390,420,000	34/$25,904,680,000 3/$1,330,100,000	80/$28,906,070,000 13/$6,472,810,000	None
	Chris D. Dialynas	17/$26,567,100,000	18/$18,942,340,000 1/$664,230,000	92/$36,887,610,000 8/$5,251,250,000	None
Quantitative Management Associates LLC	Marcus Perl	19/$41,618,476,617	1/$46,071,715	38/$4,035,143,401	None
	Edward L. Campbell, CFA	19/$41,618,476,617	1/$46,071,715	38/$4,035,143,401	None
	Joel M. Kallman, CFA	19/$41,618,476,617	1/$46,071,715	38/$4,035,143,401	None

 78

AST AQR Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AQR Capital Management, LLC	Cliff Asness, PhD	25/$8,706,220,349 2/$126,918,156	36/$7,632,682,593 26/$4,778,561,156	54/$17,848,166,053 17/$6,897,167,894	None
	John Liew, PhD	15/$7,674,663,209 1/$84,738,316	28/$5,673,230,131 18/$3,851,661,468	23/$10,212,635,217 6/$4,031,674,871	None
	Jacques Friedman	23/$4,439,144,993 1/$42,179,839	26/$5,492,252,667 17/$3,541,419,820	65/$23,601,150,531 20/$7,785,165,372	None
	Oktay Kurbanov	3/$1,252,300,390	21/$4,415,809,073 17/$3,745,747,670	24/$11,102,624,306 7/$4,187,259,813	None
	Lars Nielsen	27/$8,382,029,443 1/$ 42,179,839	36/$6,668,684,379 25/$4,672,647,359	59/$20,826,370,603 18/$7,052,752,836	None
AST AQR Large-Cap Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AQR Capital Management, LLC	Cliff Asness	25 / $8,706,220,350 2 / $126,918,156	36 / $7,632,682,593 26 / $4,778,561,156	54 / $17,848,166,053 17 / $6,897,167,894	None
	John Liew	15 / $7,674,663,209 1 / $84,738,316	28 / $5,673,230,131 18 / $3,851,661,468	23 / $10,212,635,217 6 / $4,031,674,871	None
	Jacques Friedman	23 / $4,439,144,994 1 / $42,179,840	26 / $5,492,252,667 17 / $3,541,419,820	65 / $23,601,150,531 20 / $7,785,165,372	None

AST Balanced Asset Allocation Portfolio
Adviser / Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	4/$24,438,312,605	None	None	None
	Andrei Marinich	5/$24,438,312,605	None	None	None
Quantitative Management Associates LLC	Marcus Perl	19/$39,733,181,422	1/$$46,071,715	38/$4,035,143,401	None
	Edward L. Campbell, CFA	19/$39,733,181,422	1/$$46,071,715	38/$4,035,143,401	None
	Joel M. Kallman, CFA	19/$39,733,181,422	1/$$46,071,715	38/$4,035,143,401	None
AST BlackRock Global Strategies Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc.	Phil Green	22/$11,160,000,000	24/$7,090,000,000	5/$2,690,000,000 1/$1,280,000,000	None

AST BlackRock iShares ETF Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc.	Phil Green	21 / $12.92 billion	24 / $7.04 billion	5 / $2.69 billion	None
	Michael Fredericks	2 / $1.49 billion	None	None	None
	Lutz-Peter Wilke	3 / $8.24 billion	None	1 / $1.22 billion	None
	Justin Christofel	21 / $13.47 billion	20 / $3.74 billion	3 / $1.6 billion	None

AST BlackRock Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Investment Management, LLC	Chris Leavey	25/$11,260,000,000	9/$1,470,000,000	8/$1,530,000,000	None
	Peter Stournaras	25/$11,260,000,000	9/$1,470,000,000	8/$1,530,000,000	None

AST Bond Portfolio 2015
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,586,487,432	28/$1,752,870,562	68/$26,300,491,420	None

79

AST Bond Portfolio 2015
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Malcolm Dalrymple	18/$13,577,513,284	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2016
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,590,789,481	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	18/$13,584,669,326	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2017
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,550,537,243	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	18/$13,566,740,269	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2018
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,535,372,431	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	18/$13,558,114,278	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2019
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,575,382,872	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	18/$13,581,735,955	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2020
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,599,304,519	28/$1,752,870,562	68/$26,300,491,420	None

 80

AST Bond Portfolio 2020
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Malcolm Dalrymple	18/$13,591,277,347	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2021
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,536,714,459	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	18/$13,555,868,058	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2022
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,533,585,629	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	18/$13,560,276,665	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2023
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,546,231,654	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	18/$13,585,501,607	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Bond Portfolio 2024
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	21/$3,566,471,445	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	19/$13,591,698,407	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST Capital Growth Asset Allocation Portfolio
Adviser / Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*/**	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	4/$24,349,339,539	None	None	None

81

AST Capital Growth Asset Allocation Portfolio
Adviser / Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*/**	Ownership of Fund Securities
	Andrei Marinich	5/$24,349,339,539	None	None	None
Quantitative Management Associates LLC	Marcus Perl	19/$39,639,272,431	1/$46,071,715	38/$4,035,143,401	None
	Edward L. Campbell, CFA	19/$39,639,272,431	1/$46,071,715	38/$4,035,143,401	None
	Joel M. Kallman, CFA	19/$39,639,272,431	1/$$46,071,715	38/$4,035,143,401	None

AST ClearBridge Dividend Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
ClearBridge Investments, LLC	Harry Cohen	2/$4,559,200,000	1/$63,500,000	22,502/$2,913,200,000	None
	Michael Clarfeld	5/$8,287,800,000	1/$63,500,000	22,502/$2,913,200,000	None
	Peter Vanderlee	7/$8,789,000,000	1/$63,500,000	22,502/$2,913,200,000	None

AST Cohen & Steers Realty Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Cohen & Steers Capital Management, Inc.	Martin Cohen	17/$17,800,000,000	36/$15,700,000,000	36/$4,800,000,000	None
	Robert H. Steers	17/$17,800,000,000	36/$15,700,000,000	36/$4,800,000,000	None
	Joseph M. Harvey	17/$17,800,000,000	36/$15,700,000,000	36/$4,800,000,000	None
	Jon Cheigh	7/$7,300,000,000	33/$7,000,000,000	15/$2,200,000,000	None
	Thomas Bojalian, CFA	8/$12,100,000,000	3/$8,700,000,000	20/$2,300,000,000	None
AST Defensive Asset Allocation Portfolio
Adviser /Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Andrei Marinich	5/$33,143,351,702	None	None	None
AST Federated Aggressive Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Federated Equity Management Company of Pennsylvania	Laurence Auriana	4/$6,500,000,000	None	None	None
	Aash Shah	1/$724,000,000	None	None	None
	Hans Utsch	4/$6,500,000,000	None	None	None
	John Ettinger	1/$724,000,000	None	None	None
	Barbara Miller	1/$724,000,000	None	None	None
	Tom Brakel	4/$6,500,000,000	None	None	None

AST FI Pyramis® Asset Allocation Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pyramis Global Advisors, LLC	Geoffrey Stein	12/$22,426,000,000 1/$3,076,000,000	1/$26,000,000	23/$32,638,000,000	None
AST First Trust Balanced Target Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
First Trust Advisors L.P.	Roger F. Testin, CFA	85/$13,390,000,000	8/$144,000,000	2666/$739,000,000	None
	Jon C. Erickson, CFA	85/$13,390,000,000	8/$144,000,000	2666/$739,000,000	None
	David G. McGarel, CFA	85/$13,390,000,000	8/$144,000,000	2666/$739,000,000	None
	Daniel J. Lindquist, CFA	85/$13,390,000,000	None	2666/$739,000,000	None
	Todd W. Larson, CFA	2/$889,000,000	None	None	None

 82

AST First Trust Balanced Target Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Eric Maisel, CFA	2/$889,000,000	None	None	None
	William Housey, CFA	1/$85,000,000	None	None	None
	Scott Fries, CFA	1/$85,000,000	None	None	None

AST Franklin Templeton Founding Funds Allocation Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Franklin Advisers	Edward D. Perks, CFA	11/$84,323,500,000	2/$1,469,900,000	None	None
	Matt Quinlan	9/$81,912,000,000	5/$2,129,100,000	None	None
	Alex Peters	11/$84,323,500,000	2/$1,469,900,000	None	None
Franklin Mutual	Peter A. Langerman	15/$40,488,600,000	6/$2,821,700,000	None	None
	F. David Segal, CFA	9/$21,553,300,000	2/$782,300,000	None	None
	Debbie Turner CFA	9/$21,553,300,000	3/$797,500,000	None	None
Templeton Global	Norman Boersma, CFA	11/$32,930,200,000	15/$12,121,900,000	11/$2,317,000,000	None
	Lisa F. Myers, JD, CFA	12/$33,305,800,000	5/$8,586,500,000	9/$1,692,300,000	None
	Matthew R. Nagle, CFA	9/$36,602,700,000	5/$8,077,900,000	10/$1,856,800,000	None
	James Harper, CFA	6/$30,201,900,000	5/$8,586,500,000	10/$1,781,100,000	None

AST Global Real Estate Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Real Estate Investors	Marc Halle	3/$1,527,640,316	1/$56,131,273	8/$355,052,330	None
	Rick J. Romano	3/$1,527,640,316	1/$56,131,273	8/$355,052,330	None
	Gek Lang Lee	3/$1,527,640,316	1/$56,131,273	8/$355,052,330	None

AST Goldman Sachs Concentrated Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Steve Barry	23/$8,960,848,965	6/$2,334,436,389	85/$5,068,176,985 4/$1,064,536,031	None
	Timothy M. Leahy	9/$2,271,825,361	1/$51,312,272	67/$4,132,789,523 4/$309,357,565	None
	Joseph B. Hudepohl	9/$2,271,825,361	1/$51,312,272	67/$4,132,789,523 4/$309,357,565	None

AST Goldman Sachs Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Andrew Braun	13/$14,593,034,478	2/$202,775,622	49/$5,627,746,992	None
	Sean Gallagher	14/$14,720,932,322	2/$202,775,622	49/$5,627,746,992	None
	John Arege, CFA	6/$2,922,513,929	3/$1,787,164,673	45/$5,420,668,853	None
	Charles “Brook” Dane, CFA	3/$2,885,861,494	2/$202,775,622	43/$5,249,790,994	None

AST Goldman Sachs Mid-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Steve Barry	23/$9,748,328,565	6/$2,334,436,389	85/$5,068,176,985 4/$1,064,536,031	None
	Jeffrey Rabinowitz	11/$6,090,001,170	3/$286,812,089	17/$648,748,499	None
	Scott G. Kolar	11/$6,090,001,170	3/$286,812,089	17/$648,748,499	None

83

AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Kane Brenan	None	1/$543,400,000	4/$5,226,000,000	None
	Christopher Lvoff	None	None	5/$1,832,000,000	None

AST Goldman Sachs Small-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	J. Kelly Flynn	5/$4,008,773,848	None	12/$1,094,071,493 1/$183,258,321	None
	Sally Pope Davis	4/$3,591,746,734	None	12/$1,094,071,493 1/$183,258,321	None
	Robert Crystal	4/$3,591,746,734	None	12/$1,094,071,493 1/$183,258,321	None
	Sean A. Butkus	4/$3,591,746,734	None	12/$1,094,071,493 1/$183,258,321	None

AST High Yield Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	William J. Morgan	9/$14,609,062,000 1/$149,721,000	15/$6,386,160,000	15/$1,932,243,000	None
	James P. Shanahan	9/$20,472,384,000 1/$149,721,000	12/$4,295,342,000	14/$2,812,178,000	None
	James Gibson	3/$11,989,936,000 1/$149,721,000	None	None	None
Prudential Investment Management, Inc.	Paul Appleby, CFA	12/$5,796,810,240	32/$4,084,408,997 17/$3,856,110,181	44/$6,861,765,735	None
	Robert Spano, CFA, CPA	12/$5,796,810,240	19/$3,288,634,004	40/$6,554,182,142	None
	Terence Wheat, CFA	12/$5,796,810,240	19/$3,288,634,004	40/$6,554,182,142	None
	Michael J. Collins, CFA	8/$14,183,357,100	7/$3,011,148,104	11/$3,614,808,382	None
	Ryan Kelly, CFA	12/$5,796,810,240	19/$3,288,634,004	40/$6,554,182,142	None

AST International Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair & Company LLC	W. George Greig	12/$7,993,376,462	16/$2,230,510,712	47/$8,389,992,648	None
Marsico Capital Management, LLC	James G. Gendelman	15/$1,783,000,000	None	7/$397,000,000	None
	Munish Malhotra, CFA	12/$2,084,000,000	None	6/$345,000,000	None
Jennison Associates LLC	Mark Baribeau	3/$77,407,000	1/$175,030,000	1/$456,627,000** 1/$212,997,000	None
	Thomas Davis	3/$77,407,000	1/$175,030,000	1/$456,627,000** 1/$212,997,000	None

AST International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	30/$7,454,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None
	Menno Vermeulen, CFA	30/$7,454,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None
	Puneet Mansharamani, CFA	30/$7,454,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	16/$30,900,000,000	10/$3,700,000,000	49/$9,800,000,000 1/$87,500,000	None

 84

AST International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Wendy Trevisani	16/$30,900,000,000	15/$3,700,000,000	10,232/$14,900,000,000 1/$87,500,000	None
	Lei Wang, CFA	16/$30,900,000,000	10/$3,700,000,000	49/$9,800,000,000 1/$87,500,000	None

AST Investment Grade Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,256,698,627	28/$1,752,870,562	68/$26,300,491,420	None
	Malcolm Dalrymple	18/$11,206,303,594	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None
	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Patrik Jakobson	14/$17,386,343,000	2/$1,023,865,000	7/$3,757,278,000 3/$2,124,622,000	None
	Jeffrey Geller	27/$17,191,031,000	20/$8,850,934,000	1/$175,000,000	None
	Nicole Goldberger	3/$3,657,049,000	None	None	None
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr.	9/$1,600,000,000	1/$700,000,000	321/$2,100,000,0005/$300,000,000	None
	Kenneth D. Statz	9/$1,600,000,000	1/$700,000,000	321/$2,100,000,0005/$300,000,000	None
	Kevin W. Bedell	9/$1,600,000,000	1/$700,000,000	321/$2,100,000,0005/$300,000,000	None

AST J.P. Morgan International Equity Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	James Fisher	3/$1,275,559,000	9/$4,261,494,000	16/$4,711,341,000 3/$496,449,000	None

AST J.P. Morgan Strategic Opportunities Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Patrik Jakobson	14/$16,939,949,000	2/$1,023,865,000	7/$3,757,278,000 3/$2,124,622,000	None
	Jeffrey Geller	27/$16,744,637,000	20/$8,850,934,000	1/$175,000,000	None
	Nicole Goldberger	3/$3,210,655,000	None	None	None

AST Jennison Large-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Michael A. Del Balso*	12/$12,199,780,000	5/$1,209,597,000	5/$573,873,000	None
	Mark Shattan	None	1/$1,208,073,000	11/$766,975,000	None

AST Jennison Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Avi Z. Berg*	2/$1,873,878,000	None	4/$372,428,000	None
	David A. Kiefer, CFA*	12/$10,932,164,000	4/$785,399,000** 1/$8,316,000***	6/$666,132,000	None

85

AST Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	15/$8,400,000,000 1/$2,400,000,000	4/$461,000,000	56/$7,000,000,000 3/$276,000,000	None
	George Davis	15/$8,400,000,000 1/$2,400,000,000	4/$461,000,000	56/$7,000,000,000 3/$276,000,000	None
	Patricia McKenna	15/$8,400,000,000 1/$2,400,000,000	4/$461,000,000	56/$7,000,000,000 3/$276,000,000	None
	Scott McBride	15/$8,400,000,000 1/$2,400,000,000	4/$461,000,000	56/$7,000,000,000 3/$276,000,000	None
	Judd Peters	15/$8,400,000,000 1/$2,400,000,000	4/$461,000,000	56/$7,000,000,000 3/$276,000,000	None
AST Long Duration Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Edward H. Blaha, CFA	2/$8,731,972,238	13/$6,250,271,108	26/$10,997,839,045 4/$1,522,209,441	None
	Steven A. Kellner, CFA	2/$8,731,972,238	13/$6,250,271,108	26/$10,997,839,045 4/$1,522,209,441	None
	Rajat Shah, CFA	2/$8,731,972,238	13/$6,250,271,108	26/$10,997,839,045 4/$1,522,209,441	None

AST Lord Abbett Core Fixed Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Lord, Abbett & Co. LLC	Robert A. Lee	7/$35,076,500,000	1/$80,700,000	987/$3,144,300,000	None
	Jerald M. Lanzotti, CFA	6/$34,444,900,000	1/$80,700,000	987/$3,144,300,000	None
	Andrew H. O'Brien, CFA	6/$34,444,900,000	1/$80,700,000	987/$3,144,300,000	None
	Kewjin Yuoh	6/$34,444,900,000	1/$80,700,000	987/$3,144,300,000	None

AST Marsico Capital Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Marsico Capital Management, LLC*	Thomas F. Marsico	27/$10,982,000,000	11/$1,362,000,000	73/$6,475,000,000	None
	Coralie Witter, CFA	20/$10,466,000,000	10/$1,311,000,000	63/$6,407,000,000	None

AST MFS Global Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company*	David R. Mannheim	5/$2,500,000,000	15/$17,300,000,000	98/$31,700,000,000 12/$3,200,000,000	None
	Roger Morley	5/$2,500,000,000	16/$17,300,000,000	98/$31,700,000,000 12/$3,200,000,000	None

AST MFS Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Eric B. Fischman	8/$8,600,000,000	1/$14,000,000	7/$404,700,000	None
AST MFS Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Nevin P. Chitkara	20/$44,800,000,000	6/$3,000,000,000	37/$11,900,000,000	None
	Steven R. Gorham	19/$44,700,000,000	5/$3,000,000,000	37/$11,900,000,000	None

 86

AST Mid-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
EARNEST Partners LLC	Paul Viera	18/$3,162,000,000	21/$1,211,000,000	197/$11,715,000,000 6/$653,000,000	None
WEDGE Capital Management, LLP*	Paul M. VeZolles, CFA	3/$195,000,000	None	208/$4,973,000,000	None
	Caldwell Calame, CFA	3/$195,000,000	None	208/$4,973,000,000	None
	John Norman	3/$195,000,000	None	208/$4,973,000,000	None

AST Neuberger Berman Core Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies(1)	Other Pooled Investment Vehicles	Other Accounts(2)	Ownership of Fund Securities
Neuberger Berman Fixed Income LLC	Andrew Johnson	7/$3,178,000,000	7/$3,031,000,000	107/$15,419,000,000 2/$1,332,000,000	None
	Thanos Bardos	6/$2,647,000,000	2/$388,000,000	56/$15,512,000,000	None
	David M. Brown	6/$3,173,000,000	8/$3,152,000,000	74/$25,683,000,000 2/$1,332,000,000	None
	Thomas A. Sontag	6/$2,231,000,000	5/$2,423,000,000	102/$28,716,000,000 2/$1,332,000,000	None
	Thomas J Marthaler	None	None	1/$336,000,000	None

AST Neuberger Berman Mid-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management LLC	Kenneth J. Turek	4/$995,000,000(1)	None	2/$394,000,000(3)	None

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
Subadvisers	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management LLC	Michael Greene	2/$181,000,000(1)	None	3/$137,000,000(3)	None
LSV Asset Management	Josef Lakonishok	30/$8,313,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None
	Menno Vermeulen, CFA	30/$8,313,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None
	Puneet Mansharamani, CFA	30/$8,313,000,000	45/$11,041,000,000 6/$604,100,000	404/$45,348,000,000 29/$6,703,000,000	None

AST New Discovery Asset Allocation Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Bradford & Marzec	Douglas Lopez, CFA	None	None	568/$4,900,000,000 2/$181,100,000	None
	Terence Reidt, CFA	None	None	568/$4,900,000,000 2/$181,100,000	None
	Jeffrey Brothers, CFA	None	None	568/$4,900,000,000 2/$181,100,000	None
	N. Graham Allen, FCMA	None	None	568/$4,900,000,000 2/$181,100,000	None
	Drew Sweeney	None	None	568/$4,900,000,000 2/$181,100,000	None
Brown Advisory	Kenneth M. Stuzin, CFA	8/$4,266,206,023	7/$1,630,758,000	603/$5,088,255,000 6/$536,128,000	None
C.S. McKee	Greg Melvin	2/$279,090,000	14/$721,760,000	603/$12,602,880,000	None
	Bryan Johanson	2/$279,090,000	14/$721,760,000	559/$12,464,530,000	None
	Brian Allen	2/$279,090,000	14/$721,760,000	559/$12,464,530,000	None
	Jack White	2/$279,090,000	14/$721,760,000	559/$12,464,530,000	None
	Andrew Faderewski	2/$279,090,000	14/$721,760,000	559/$12,464,530,000	None

87

AST New Discovery Asset Allocation Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
EARNEST	Paul E. Viera	18/$3,457,000,000	21/$1,211,000,000	197/$11,715,000,000 6/$653,000,000	None
Epoch	David Pearl	10/$2,151,000,000	21/$2,645,000,000 2/$197,000,000	90/$7,829,000,000 15/$1,925,000,000	None
	Janet Navon	7/$879,000,000	7/$615,000,000	9/$316,000,000	None
	Michael Welhoelter	18/$6,507,000,000	40/$4,978,000,000 2/$197,000,000	164/$12,987,000,000 19/$2,812,000,000	None
SGI	Mark A. Mitchell, CFA	5/$547,013,521	None	None	None
TS&W	Brandon Harrell, CFA	1/$324,500,000	1/$8,700,000	None	None
Prudential Investments LLC	Brian Ahrens, CFA	4/$32,739,959,787	None	None	None
	Andrei O. Marinich, CFA	5/$32,739,959,787	None	None	None
	Richard J. Tavis, CFA	None	None	None	None

AST Parametric Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Parametric Portfolio Associates LLC	Thomas Seto	21/$12,426,200,000	5/$3,312,600,000	1,127.9/$39,301,700,000 2/$2,778 ,000,000	None
	David Stein	21/$12,426,200,000	5/$3,312,600,000	1,127.9/$39,301,700,000 2/$2,778 ,000,000	None

AST PIMCO Limited Maturity Bond Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	13/$11,214,160,000	20/$7,655,103,000 1/$691,890,000	96/$49,090,624,000 7/$4,421,830,000	None

AST PIMCO Total Return Bond Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	William H. Gross	42/$413,117,380,000	33/$52,341,020,000 7/$3,660,620,000	67/$34,023,940,000 18/$8,642,430,000	None

AST Prudential Core Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PIM	Michael J. Collins, CFA	8/$11,283,521,693	7/$3,011,148,104	11/$3,614,808,382	None
	Kay Willcox	6/$6,435,099,932	8/$2,875,891,650	17/$8,263,082,766	None
	Richard Piccirillo	20/$3,068,139,020	28/$1,752,870,562	68/$26,300,491,420	None

AST Prudential Growth Allocation (formerly, AST First Trust Capital Appreciation Target Portfolio)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Michael J. Collins, CFA	9/$15,149,177,443	7/$3,011,148,104	11/$3,614,808,382	None
	Richard Piccirillo	21/$3,599,890,549	28/$1,752,870,562	68/$26,300,491,420	None
	Kay Willcox	7/$10,300,755,682	8/$2,875,891,650	17/$8,263,082,766	None
Quantitative Management Associates, LLC	Edward F Keon, Jr.	22/$48,871,488,221	1/$46,071,715	37/$4,016,113,127	None
	Edward L. Campbell, CFA	22/$48,871,488,221	1/$46,071,715	37/$4,016,113,127	None
	Joel kallman, CFA	22/$48,871,488,221	1/$46,071,715	37/$4,016,113,127	None
	Stacie Mintz	7/$3,981,141,010	9/$1,936,385,983	25/$5,467,616,511 4/$570,281,171	None
	Jacob Pozharny, PhD	4/$682,864,036	8/$1,833,378,725	19/$5,971,723,155 8/$1,744,113,312	None

 88

AST Preservation Asset Allocation Portfolio
Adviser / Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	4/$25,478,809,432	None	None	None
	Andrei Marinich	5/$25,478,809,432	None	None	None
Quantitative Management Associates LLC	Marcus Perl	19/$40,835,588,530	1/$46,071,715	38/$4,035,143,401	None
	Edward L. Campbell, CFA	19/$40,835,588,530	1/$46,071,715	38/$4,035,143,401	None
	Joel M. Kallman, CFA	19/$40,835,588,530	1/$$46,071,715	38/$4,035,143,401	None

AST QMA Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Quantitative Management Associates, LLC	Jacob Pozharny, PhD	4/$682,864,036	8/$1,833,378,725	19/$5,971,723,155 8/$1,744,113,312	None
	Andrew Goldberg	4/$682,864,036	8/$1,833,378,725	19/$5,971,723,155 8/$1,744,113,312	None
	Wen Jin, PhD	4/$682,864,036	8/$1,833,378,725	19/$5,971,723,155 8/$1,744,113,312	None
	John Van Belle, PhD	4/$682,864,036	8/$1,833,378,725	20/$6,376,705,367 8/$1,744,113,312	None
	Ping Wang, PhD	4/$682,864,036	8/$1,833,378,725	19/$5,971,723,155 8/$1,744,113,312	None
AST QMA Large-Cap Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Quantitative Management Associates LLC	Daniel Carlucci, CFA	11 / $8,849,860,630	27 / $13,675,817,924	27 / $9,105,458,950 4 / $570,281,171	None
	Devang Gambhirwala	8 / $4,000,171,284	9 / $1,936,385,983	27 / $5,510,411,268 4 / $570,281,171	None
	Stacie L. Mintz	7 / $3,981,141,010	9 / $1,936,385,983	25 / $5,467,616,511 4 / $570,281,171	None
AST QMA US Equity Alpha Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*,**	Ownership of Fund Securities
Quantitative Management Associates LLC	Stacie Mintz	6/$3,564,788,596	9/$1,936,385,983	25/$5,467,616,511 4/$570,281,171	None
	Devang Gambhirwala	7/$3,583,818,870	9/$1,936,385,983	27/$5,510,411,268 4/$570,281,171	None

AST Quantitative Modeling Portfolio
Adviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens				None
	Andrei O. Marinich				None
Quantitative Management Associates LLC	Marcus Perl	21/$48,852,457,948	1/$46,071,715	38/$4,035,143,401	None
	Edward Keon	21/$48,852,457,948	1/$46,071,715	38/$4,035,143,401	None
	Edward L. Campbell, CFA	21/$48,852,457,948	1/$46,071,715	38/$4,035,143,401	None
	Ted Lockwood	21/$48,852,457,948	1/$46,071,715	41/$4,096,968,431	None
	Joel M. Kallman, CFA	21/$48,852,457,948	1/$$46,071,715	38/$4,035,143,401	None
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Allianz Global Investors U.S. LLC	Dr. Herold Rohweder	None	None	None	None
	Dr. Matthias Müller	None	None	None	None

89

AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Giorgio Carlino	None	None	None	None
	Dr. Michael Stamos	None	None	None	None
	Dr. Zijan Yang	None	None	None	None

AST Schroders Global Tactical Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Schroders	Johanna Kyrklund, CFA	2/$3,917,746,783	9/$10,121,096,119	16/$2,688,673,133	None
	Philip Chandler, CFA	2/$3,917,746,783	None	None	None
	Aymeric Forest, CFA	1/$3,584,878,260	3/$350,907,366	2/$1,440,957,158	None

AST Schroders Multi-Asset World Strategies Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Schroders	Johanna Kyrklund	2/$3,321,879,491	9/$10,121,096,119	16/$2,688,673,133	None
	Philip Chandler, CFA	2/$3,321,879,491	None	None	None
	Aymeric Forest, CFA	1/$2,989,010,969	3/$350,907,366	2/$1,440,957,158

AST Small-Cap Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Eagle Asset Management	Bert Boksen	13/$5,100,000,000	2/$119,000,000	5,452/$3,300,000,000	None
	Eric Mintz, CFA	13/$5,100,000,000	None	5,452/$3,300,000,000	None
Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	6/$494,000,000	None	38/$1,300,000,000	None
	Stacey L. Sears	5/$450,000,000	None	38/$1,300,000,000	None
	Joseph W. Garner	5/$450,000,000	None	38/$1,300,000,000	None

AST Small-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Dennis Ruhl	18/$6,391,754,000	6/$587,613,000	4/$607,572,000	None
	Phillip D. Hart	12/$2,726,959,000	4/$399,128,000	1/$155,476,000	None
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA	7/$570,300,000	4/$119,000,000	66/$1,240,000,000	None
ClearBridge Investments, LLC	Peter Hable	5/$2,550,000,000	1/$96,000,000	14,153/$3,610,000,000	None
	Mark Bourguignon	3/$335,000,000	None	40/$9,000,000	None
	Marina Chinn, CFA	3/$335,000,000	None	40/$9,000,000	None
	Mark Feasey, CFA	3/$335,000,000	None	40/$9,000,000	None
	Michael Kang	3/$335,000,000	None	40/$9,000,000	None

AST T. Rowe Price Asset Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Charles Shriver	11/$11,387,055,094	17/$2,270,928,697	23/$3,117,110,492	None
	Ray Mills	7/$6,789,283,824	3/$840,881,011	2/$724,607,995	None
	Dan Shackleford	11/$22,524,002,487	5/$930,617,703	24/$2,851,741,958	None
	Anna Dopkin	7/$4,265,410,109	9/$3,989,938,555	51/$19,383,971,205	None
	Ken Uematsu	4/$16,673,366,718	3/$3,099,606,427	1/$784,462,428	None
	Paul Karpers	7/$3,276,978,432	6/$2,703,791,503	8/$2,543,489,931	None
	Michael J. Conelius	14/$4,614,647,059	10/$8,371,635,261	None	None

 90

AST T. Rowe Price Equity Income Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Brian C. Rogers	11/$33,211,891,168	2/$1,962,453,385	11/$1,813,584,071	None

AST T. Rowe Price Large-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Robert W. Sharps	5/$7,989,976,532	5/$11,007,343,939	48/$7,909,399,121	None

AST T. Rowe Price Natural Resources Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Timothy E. Parker	4/$5,241,204,006	1/$174,189,212	6/$466,300,198	None

AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Franklin Advisers, Inc.	Michael Hasenstab, PhD	16/$81,611,300,000	35/$94,008,000,000	20/$5,415,700,000	None
	Canyon Chan, CFA	7/$3,248,200,000	6/$1,949,100,000	10/$3,216,100,000	None

AST Wellington Management Hedged Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Wellington Management Company, LLP	Kent M. Stahl, CFA	7/$7,705,877,364	2/$410,926,232	None	None
	Gregg R. Thomas, CFA	4/$2,440,738,722	2/$410,926,232	None	None

AST Western Asset Core Plus Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company/Western Asset Management Company Limited	Stephen A. Walsh	98/$188,826,794,716	229/$99,190,004,600 5/$813,278,845	718/$171,016,293,229 67/$16,449,710,555	None
	Mark S. Lindbloom	16/$24,498,631,160	14/$4,978,321,288	177/$47,123,794,294 25/$7,472,039,373	None
	Keith J. Gardner	30/$23,460,036,955	27/$15,105,007,964 1/$141,004,271	170/$41,460,743,659 21/$7,081,752,757	None
	Carl L. Eichstaedt	16/$22,423,074,218	17/$6,048,436,377	194/$50,182,550,195 25/$7,243,919,207	None
	Michael C. Buchanan	42/$30,187,075,724	45/$26,379,099,816 3/$512,992,499	197/$49,025,308,386 22/$7,132,134,390	None
AST Western Asset Emerging Markets Debt Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company— Western Asset Management Company Ltd.	Stephen A. Walsh	98/$191,334,788,898	229/$99,190,004,600 5/$813,278,845	718/$171,016,293,229 67/$16,449,710,555	None
	Keith J. Gardner	30/$26,024,029,376	27/$15,105,007,964 1/$141,004,271	170/$41,460,743,659 21/$7,081,752,757	None
	Matthew Duda	6/$2,377,968,368	11/$4,629,673,861	28/$4,470,126,959 1/$305,438,640	None
	S. Kenneth Leech	10/$3,079,318,132	22/$11,453,216,323 1/$141,004,271	48/$18,199,898,392 7/$2,848,421,335	None

Notes to Other Account Tables:
Blackrock
*One account with total assets of $119.1 Million is subject to an advisory fee that is also based on the performance of the account.
**Two accounts with total assets of $1.3 Billion are subject to an advisory fee that is also based on the performance of the accounts.
Eagle
* “Other Pooled Investment Vehicles” includes a fund that receives a performance incentive fee in addition to an asset based management fee.
Eaton Vance

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(1) For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual accounts within each wrap account program.
First Quadrant

(1) Includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.
CoreCommodity
* The information presented above (current as of December 31, 2012) is designed to provide additional information about CoreCommodity Management, the portfolio manager of CoreCommodity responsible for the Portfolio's investments, and the means by which such person is compensated for his services. Assets are measured at notional value for managed accounts, net asset value for pooled vehicles and includes non-fee paying accounts of affiliates. Non-fee paying accounts of affiliates appear under “Other Accounts” along with other accounts managed by the portfolio manager. “Other Pooled Investment Vehicles” includes only private investment Portfolios sponsored by CoreCommodity.

Jennison
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
** Excludes performance fee accounts.
*** The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.
LMCG
* Accounts subject to a performance-based advisory fee
Lord Abbett

*Does not include $1,056.3 million for which Lord Abbett provides investment models to managed account sponsors.

Marsico
*1 of the other accounts is a wrap fee platform which includes approximately 3,769 underlying clients for total assets of approximately $1.020 billion and 3 of the other accoutns’ represent model portfolios for total assets of approximately $2.172 billion.
MFS
* Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.
Neuberger Berman
(1) Registered Investment Companies include all mutual funds managed by the portfolio maanger.
(2) Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP)
*”Other Accounts” includes without limitation managed accounts, which are counted as one account per strategy per managed account platform.
**A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.
QMA:
“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
** Twelve of these accounts with aggregate assets of $5,832,921,816 are subject to performance-based advisory fees.
Schroders
* Represents segregated institutional pension fund clients.
WEDGE
* WEDGE utilizes a team-based approach in which the portfolio managers are jointly and primarily responsible for the day-to-day management of investment accounts.
PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used by each subadviser (or, where applicable, the Investment Manager) to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

AlphaSimplex Group, LLC.
COMPENSATION. All AlphaSimplex investment professionals, including portfolio managers, may receive compensation in three ways: salary, year-end bonuses, and supplemental bonuses. The bonus amounts are decided by the AlphaSimplex Compensation Committee. As a retention tool, AlphaSimplex has implemented a three-year deferral of 30% of bonus amounts for senior professionals.
CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by a portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. AlphaSimplex's goal is to meet its fiduciary obligation with respect to all clients and AlphaSimplex has adopted policies and procedures to mitigate the effects of the conflicts described above.

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AQR Capital Management, LLC and CNH Partners, LLC.
COMPENSATION.
Compensation for Portfolio Managers that are Principals of AQR or CNH: The compensation for each of the portfolio managers that are a Principal of AQR or CNH, as applicable, is in the form of distributions based on the revenues generated by AQR or CNH, as the case may be. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR or CNH. Revenue distributions are also a function of assets under management and performance of the funds managed by AQR and CNH. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.
Compensation for Portfolio Managers that are not Principals of AQR or CNH: The compensation for the portfolio managers that are not Principals of AQR or CNH primarily consists of a fixed base salary and a discretionary bonus. Under AQR's salary administration system, salary increases are granted on a merit basis, and in this regard, salaries are reviewed at least annually under a formal review program. Job performance contributes significantly to the determination of any salary increase; other factors, such as seniority and contributions to AQR or CNH are also considered. Discretionary bonuses are determined by the portfolio manager's individual performance, including efficiency, contributions to AQR or CNH and quality of work performed. A portfolio manager's performance is not based on any specific fund's or strategy's performance, but is affected by the overall performance of the firm.

CONFLICTS OF INTEREST. Each of the portfolio managers is also responsible for managing other accounts in addition to the Academic Strategies Portfolio, including other accounts of AQR, CNH, or their affiliates, such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families. Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity, and may include registered investment companies and unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940 (such companies are commonly referred to as hedge funds). Management of other accounts in addition to the Academic Strategies Portfolio can present certain conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Academic Strategies Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Academic Strategies Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Academic Strategies Portfolio. Because of their positions with respect to the Academic Strategies Portfolio, the portfolio managers know the size, timing and possible market impact of the Academic Strategies Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Academic Strategies Portfolio. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with similar investment guidelines. Often, an investment opportunity may be suitable for both the Academic Strategies Portfolio and other accounts managed by AQR or CNH, but may not be available in sufficient quantities for both the Academic Strategies Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Academic Strategies Portfolio and another account. Whenever decisions are made to buy or sell securities by the Academic Strategies Portfolio and one or more of the other accounts simultaneously, AQR, CNH, or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Academic Strategies Portfolio will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Academic Strategies Portfolio from time to time, it is the opinion of the Arbitrage subadvisers that the overall benefits outweigh any disadvantages that may arise from this practice.

AQR, CNH, and their portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.
AQR and CNH have implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the Academic Strategies Portfolio, other funds managed by AQR and CNH, separately managed accounts, and other accounts.
Blackrock Investment Management, LLC
COMPENSATION OF PORTFOLIO MANAGERS. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

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Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Leavy and Stournaras
Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Head of Alpha Strategies determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and BlackRock’s Head of Alpha Strategies.
Due to Portfolio Manager Chris Leavy’s unique position (Portfolio Manager and Chief Investment Officer of Fundamental Equity, (US)) his compensation does not solely reflect his role as PM of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the sole driver of compensation.

Discretionary Incentive Compensation – Mr. Green
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager.  Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Mr. Green’s performance is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Leavy and Green have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay

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contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date.  Messrs. Leavy, Stournaras and Green are each eligible to participate in these plans.
CONFLICTS OF INTEREST. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Mr. Stournaras may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Stournaras may therefore be entitled to receive a portion of any incentive fees earned on such accounts

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Bradford & Marzec LLC

COMPENSATION. Bradford & Marzec’s compensation methodology for Portfolio Managers consists of a competitive base salary and an annual bonus. The bonus component is based on several factors including the firm’s overall profitability, the Portfolio Manager’s investment performance contribution for his/her sector and positive contribution to the team’s decision-making process.
In addition, most of the senior investment professionals participate in the firm’s share based compensation arrangement as owners of membership interests in Bradford & Marzec Employees LLC, an entity established to permit participants to share in the distributable profits of Bradford & Marzec, LLC.

The incentive compensation features of Bradford & Marzec’s bonus program provide substantial incentives to the investment professionals. The firm’s program provides long-term incentives allowing key personnel to share in the growth and enhanced equity value of the company with ownership participation in yearly profit distributions.
CONFLICT OF INTEREST. Bradford & Marzec LLC currently manages performance based fee accounts and principal accounts alongside traditional client accounts. The potential conflicts inherent under such a scenario are compensated for through the regular review of allocation decisions intended to verify accounts under management are treated equitably and to prevent this conflict from influencing the allocation of investment opportunities among clients.

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Brown Advisory, LLC

COMPENSATION.  Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of Brown Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1-, 3- and 5-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1-, 3- and 5-year periods.
 CONFLICTS OF INTEREST. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees.  Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities.  Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio; however, Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis.  Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration for every situation where a potential or actual conflict of interest may arise.

CLS Investments, LLC.
PORTFOLIO MANAGER COMPENSATION. The compensation of CLS portfolio managers is based on various factors.  These factors include an annual fixed salary that is based on various market factors and the skill and experience of the individual.  The CLS portfolio managers are also eligible to receive a discretionary bonus.  This discretionary bonus is based on a target bonus percentage of the portfolio manager’s regular annual salary if certain firm-wide profitability goals are attained by CLS.  CLS management sets a quarterly net income target for CLS and the bonus is determined by multiplying the portfolio manager’ s target bonus percentage by the percentage of the profitability target achieved.  The bonus is determined and payable, if applicable, on a quarterly basis
CONFLICTS OF INTEREST. As indicated in the table above, the CLS portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). CLS portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. When a CLS portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, CLS may receive fees from certain accounts that are higher than the fee it receives from another CLS portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the relevant CLS portfolio. CLS has adopted policies and procedures designed to address these potential material conflicts. For instance, CLS portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, CLS and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

ClearBridge Investments, LLC.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. ClearBridge's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm's values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges's portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base Salary Compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary Compensation. In addition to base compensation managers may receive discretionary compensation.
Discretionary compensation can include:

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■	Cash Incentive Award
■	ClearBridge's Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm's new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
■	Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.
■	Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:
■	Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.
■	Appropriate risk positioning that is consistent with ClearBridge's investment philosophy and the Investment Committee/CIO approach to generation of alpha;
■	Overall firm profitability and performance;
■	Amount and nature of assets managed by the portfolio manager;
■	Contributions for asset retention, gathering and client satisfaction;
■	Contribution to mentoring, coaching and/or supervising;
■	Contribution and communication of investment ideas in ClearBridge's Investment Committee meetings and on a day to day basis;
■	Market compensation survey research by independent third parties
POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above.
The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

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Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.
CoreCommodity Management, LLC
COMPENSATION STRUCTURE
The portfolio manager’s compensation consists of the following:
Base Salary - The portfolio manager receives a fixed base salary. Base salaries are determined by considering experience and expertise and may be reviewed for adjustment annually.

Bonus – The portfolio manager is eligible to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on measures of individual, group or department success. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. The portfolio manager also serves as a Co-President of CoreCommodity, and his compensation depends in large part on the profitability of CoreCommodity as a whole rather than being triggered by the performance of any one program or client account.
Equity-Based Compensation - The compensation of the portfolio manager may include equity-based compensation with respect to Jefferies Group LLC, or its ultimate parent, Leucadia National Corporation. Equity-based compensation may include retention incentives such as the vesting of shares or units over time, contingent on the professional’s continued employment except under limited circumstances.

Other Compensation – The portfolio manager may also participate in benefit plans and programs available generally to all employees.

CONFLICTS OF INTEREST
Compensation. CoreCommodity could receive substantial compensation in the form of management fees even in the event the Fund/Portfolio loses value.

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Advisory Time. CoreCommodity and its affiliates and their key personnel, including the Portfolio Manager, devote as much of their time to the business of the Fund/Portfolio and client accounts as in their judgment is reasonably required. However, they also provide investment advisory services and securities and commodities research and brokerage services for other clients (including managed accounts as well as other pooled accounts) and engage in other business ventures in which a Fund/Portfolio has no interest. As a result of these separate business activities CoreCommodity may have conflicts of interest in allocating management time, services, and functions among a Fund/Portfolio and other business ventures or clients.
By way of example, the same investment professionals for the Fund/Portfolio may perform services for other accounts. In addition, the same investment professional may implement one or more strategies or versions of a strategy for managed accounts or via collective investment vehicles such as hedge Fund/Portfolio or commodity pools managed in parallel with a Fund/Portfolio. Further, the same investment professionals may implement other strategies related to or different from the Fund/Portfolio, including but not limited to discretionary trading strategies with an investment objective of seeking absolute returns and/or an objective of seeking significant outperformance compared to an index.
In addition, Mr. De Chiara also performs other services for CoreCommodity and its affiliates. For example, he acts as Co-President of CoreCommodity. Mr. De Chiara also serves on the Policy Committee for CoreCommodity’s Investor Solutions Group with respect to the Jefferies Asset Management Commodity Strategy Allocation Portfolio, a registered investment company.
Other Clients; Allocation of Investment Opportunities. CoreCommodity is responsible for the investment decisions made on behalf of a Fund/Portfolio. As described above, there are no restrictions on the ability of CoreCommodity and its affiliates to exercise discretion over any number of accounts of other clients following the same or different investment objectives, philosophies and strategies as those used for a Fund/Portfolio. As a general matter, it would not be expected that accounts or collective investment vehicles with different portfolio managers would share information relating to potential transactions. Therefore, one collective investment vehicle or account may trade prior to and at a better price than another Fund/Portfolio or account trading in the same instrument.
These situations may involve conflicts between the interest of CoreCommodity or its related persons, on the one hand, and the interests of CoreCommodity’s clients (including a Fund/Portfolio), on the other.
A Fund/Portfolio may experience returns that differ from other accounts in the same strategy due to, among other factors: (a) regulatory constraints on the ability of a Fund/Portfolio to have exposure to certain contracts; (b) a Fund/Portfolio 's selection of clearing broker, which affects access to markets and exchanges (and, accordingly, instruments); (c) the effect of intra-month adjustments to the trading level of a Fund/Portfolio; (d) the manner in which a Fund/Portfolio 's cash reserves are invested; (e) the size of a Fund/Portfolio 's account; (f) a Fund/Portfolio 's functional currency, and (g) the effective date of the investment. Additionally, certain markets may not be liquid enough to be traded for a Fund/Portfolio.

Side-by-Side Management.

As described above, the portfolio manager may also act as investment professional for certain other CoreCommodity accounts (including collective investment vehicles and managed accounts described below) (“Other Accounts” ). Other Accounts may have negotiated terms different from the terms applicable to a Fund/Portfolio. While these Other Accounts may trade the same and/or similar instruments as traded by a Fund/Portfolio, they may be distinguished from one another by their investment objectives, investment methodology or other investment or trading parameters. Accordingly, the portfolio manager, on behalf of CoreCommodity, may cause purchases or sales to be effected for one or more Other Accounts while not causing such purchases or sales to be effected for a Fund/Portfolio, or alternatively may cause purchases or sales to be effected for a Fund/Portfolio while not causing such purchases or sales to be effected for one or more Other Accounts. He also may determine to use substantially different degrees of leverage in Other Accounts when effecting a transaction, when maintaining a position, or in conducting the Other Account's activities generally. Discretion as to which collective investment vehicles or accounts will receive allocations of particular positions may occur whether investment opportunities are limited or unlimited, and opportunities to participate in transactions may not necessarily be allocated among a Fund/Portfolio and Other Accounts in any particular proportion. For example but without limitation, proprietary accounts or client accounts, in trading a new, experimental or different methodology, may enter the same markets earlier than (either days before or on the same day as) a Fund/Portfolio and Other Accounts.
CoreCommodity trades on behalf of many client accounts. We receive performance-based incentive fees from some accounts. Some accounts, such as the registered investment companies, are not subject to any form of performance-based fee. As a result, we have a possible conflict of interest, because we can potentially receive proportionately greater compensation from those accounts that pay us incentive fees than from those accounts that pay us management fees only. We have an incentive to:

■	direct the best investment ideas or give favorable allocation to those accounts that pay performance-based fees;

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■	use trades by an account that does not pay performance-based fees to benefit those accounts that do pay performance-based fees, such as where a private fund sells short before a sale by an account that does not pay incentive fees, or a private fund sells a security only after an account that does not pay incentive fees has made a large purchase of the security; and

■	benefit those accounts paying a performance-based fee over those clients that do not pay performance-based fees and which have a different and potentially conflicting investment strategy.
We owe a fiduciary duty to our clients not to favor one account over another, without regard to the types and amounts of fees paid by those accounts. In light of the possible conflicts of interest described above, we have allocation policies and procedures in place to ensure that accounts are treated fairly. Where we determine to trade for more than one account in the same instruments, we generally aggregate the trades and cause the accounts to trade pari passu with each other. However, while accounts may trade the same and/or similar instruments, some may be distinguished from one another by their investment objectives, investment methodology, fee terms or other investment or trading parameters. Accordingly, our investment professionals may cause purchases or sales to be effected for one or more accounts while not causing such purchases or sales to be effected for other accounts. We may determine also to use substantially different degrees of leverage in certain accounts when effecting a transaction, when maintaining a position, or in conducting an account’s activities generally. Discretion as to which accounts will receive allocations of particular positions may occur whether investment opportunities are limited or unlimited, and opportunities to participate in transactions may not necessarily be allocated among the accounts in any particular proportion. For example, but without limitation, our proprietary accounts, proprietary accounts of our affiliates or client accounts, in trading a new, experimental or different methodology, may enter the same markets earlier than (either days before or on the same day as) other accounts.

The following are CoreCommodity's current specific allocation approaches. If multiple accounts qualify for participation in the purchase of a specific security or investment opportunity by a particular portfolio group, CoreCommodity will, in general, allocate the instruments among the accounts for which the instrument or investment opportunity is appropriate, on a fair and equitable basis. Common trades on the same day among securities accounts managed by the same portfolio management group generally are allocated on the basis of the relative assets committed to the strategy at the average price per share among such accounts. Common trades (defined as same contract, same month or, separately, same spread, same month(s)) on the same day among commodity futures accounts managed by the same portfolio management group generally are aggregated and randomly allocated across such strategies by fill upon execution. We may change these particular approaches from time to time to account for different markets, different investment instruments or other circumstances.
Personal Account Trading Policy. The policies of CoreCommodity require that CoreCommodity’s employees do not trade securities or commodities for their own account, except for (i) government and municipal securities, open-ended mutual funds and registered commodity pools, or (ii) otherwise with pre-approval from executive staff of CoreCommodity upon consultation with CoreCommodity’s compliance personnel. Without limiting the foregoing, CoreCommodity may under certain circumstances permit an employee to maintain a position in an investment even if a Fund/Portfolio trades the instrument. There is no current intention to change this policy, but the policy is subject to change in the sole discretion of CoreCommodity. The records of such trading, whether under the current or a new policy, will not be made available to a Fund/Portfolio for inspection.

Interested Transactions

Proprietary Trading. CoreCommodity and its affiliates, and its and their employees, may trade in the securities, commodities and derivatives markets for their own accounts and the accounts of their clients, and in doing so may take positions opposite to, or ahead of, those held by a Fund/Portfolio or may be competing with a Fund/Portfolio for positions in the marketplace. Such trading may result in competition for investment opportunities or create other conflicts of interest on behalf of one or more such persons in respect of their obligations to a Fund/Portfolio. Records of such trading will not be available for inspection.
The proprietary activities or portfolio strategies of CoreCommodity and its affiliates, and its and their employees, or the activities or strategies used for accounts managed by CoreCommodity for other customer accounts could conflict with the transactions and strategies employed on behalf of a Fund/Portfolio and affect the prices and availability of the instruments in which a Fund/Portfolio invests. Issuers of instruments held for a Fund/Portfolio may relate to instruments in which CoreCommodity and its affiliates are investors or make a market. The trading activities of CoreCommodity and its affiliates generally are carried out without reference to positions held directly or indirectly by a Fund/Portfolio and may have an effect on the value of the positions so held or may result in CoreCommodity and its affiliates having an interest in the market adverse to that of the Fund/Portfolio.
A Fund/Portfolio may invest in futures that are components of Jefferies' proprietary indices, and certain Indices used or referenced in a Fund/Portfolio may be the same as or similar to proprietary indices used by Jefferies. The methodologies used by CoreCommodity in making investment decisions for a Fund/Portfolio may rely on, be the same as or be related to the methodologies used by Jefferies to design, modify and operate its proprietary indices or trading strategies. Jefferies may change or discontinue operation of its proprietary

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indices or trading strategies at any time. Jefferies may receive index fees with respect to Jefferies sponsored indexes. Notwithstanding the foregoing, all employees of CoreCommodity when trading for their own accounts will do so in accordance with the Personal Account Trading Policy set forth above.
Notwithstanding the foregoing, all employees of CoreCommodity when trading for their own accounts will do so in accordance with the Personal Account Trading Policy set forth above.
Position Limits. CoreCommodity may be required to aggregate, for position limit purposes, the futures positions held in the Fund/Portfolio with positions held in other accounts such as in Other Accounts or accounts of our affiliates. This aggregation of positions could require CoreCommodity to liquidate or modify positions for some or all of its accounts, and such liquidation or modification may adversely affect certain or all client accounts (including a Fund/Portfolio). CoreCommodity may have an incentive to favor certain other accounts over others when liquidating positions or adjusting trading strategies in the context of such limits.
General. CoreCommodity may, without prior notice to a Fund/Portfolio, arrange, recommend, and/or effect transactions in which, or provide services in circumstances where, CoreCommodity has, directly or indirectly, a material interest or relationship with another party that may present a potential conflict with CoreCommodity’s duty to a Fund/Portfolio. Certain of those transactions and services are described herein.
Cohen & Steers Capital Management, Inc. (Cohen & Steers).
COMPENSATION. Cohen & Steers's compensation of portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of Cohen & Steers's parent, Cohen & Steers, Inc. (CNS). Cohen & Steers's investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of their employees. Compensation of Cohen & Steers's investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. Cohen & Steers compensates their portfolio managers based primarily on the scale and complexity of their portfolio management responsibilities and the total return performance of funds and accounts managed by a portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with the portfolio manager's seniority and position with the firm.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers, and CNS. While the annual salaries of Cohen & Steers's portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.
CONFLICTS OF INTEREST. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective, except where an allocation would not produce a meaningful position size.

Certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers, as applicable, and its affiliated companies (the CNS Accounts). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers however not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or

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sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.
Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.
Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.
Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Cohen & Steers adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
C.S. McKee, LP
COMPENSATION.  All employees at C.S. McKee are compensated in accordance with an annual compensation package comprising elements predicated upon both individual and corporate achievements.
Compensation for portfolio managers takes several forms:
■	A salary that is competitive based upon responsibility and geographic (Southwest Pennsylvania) area.
■	Incentive compensation that is based upon several elements, including 1 and 3 year net-of-fee outperformance hurdles relative to the appropriate benchmark index and achieving top quartile universe ranking. Incentives are not attained until performance exceeds the benchmarks by an amount approximating fees.
■	Ownership that takes the form of directly held limited partnership interests in the firm.
CONFLICT OF INTEREST.  Every access person shall notify the compliance officer of the C.S. McKee of any personal conflict of interest relationship which may involve a Fund or Portfolio, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any Portfolio or Fund.  C.S. McKee’s compliance officer shall notify the compliance officer of a Fund of any personal conflict of interest relationship which may involve the Fund.  Such notification shall occur in the pre-clearance process.
Eagle Asset Management, Inc.
COMPENSATION. Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys; Mr. Boksen, along with other Portfolio managers, participates in a revenue-sharing program that provides incentives to build a successful investment program over the long term; Additional deferred compensation plans are provided to key investment professionals; Mr. Boksen, along with all employees, receives benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.
There is no difference between the method used to determine Mr. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period. Mr. Boksen's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 Index for separate accounts, along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

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Mr. Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as a research analyst, as well as contribution to the results of Eagle's investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Assistant Portfolio Manager of the Fund and other similarly managed accounts. Mr. Mintz may also receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

CONFLICTS OF INTEREST. Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it's subsidiaries may have investment interest in such investment partnership. Eagle's portfolio managers manage other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics, there are certain procedures in place to avoid conflicts of interest when the Investment Managers and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

EARNEST Partners LLC
COMPENSATION.
All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.
CONFLICTS OF INTEREST.
EARNEST Partners may be responsible for managing one or more of the Portfolios in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Portfolio(s) and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.
Emerald Mutual Fund Advisers Trust (Emerald)

COMPENSATION. Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan which includes a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on job performance.
Portfolio managers are evaluated quarterly based on one and three year rolling period investment performance relative to appropriate benchmark and peer group. In addition, evaluation involves profitability of product and other duties such as research, client servicing, etc. Research personnel are evaluated based on performance, adherence to the research process, idea generation, communication skills (both oral and written) and other team-oriented assignments. In addition, Emerald maintains a “firm-wide” bonus plan, where Emerald’s employees are compensated by operating units including portfolio management, research, marketing, client servicing, operations and staff support.

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CONFLICTS OF INTEREST. There are no material conflicts of interest regarding portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. All similar accounts trade together, and allocations are known prior to trade execution. In the event of partial fill on a trade order, the shares are pro-rated among accounts based on order size.
Epoch Investment Partners, Inc.

COMPENSATION.  Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual bonus. For senior employees, a portion of the bonus is deferred and vests over time. Employee compensation is reviewed annually and determined by the Firm’s Operating Committee. The level of compensation for each employee is based on a number of factors including individual performance, the performance of Epoch and marketplace compensation data.
Investment professionals are compensated based on the performance of their strategy, their contribution to that performance, the overall performance of the Firm and their contribution to the betterment of the Firm through corporate citizenship.
Management reviews product performance, including risk-adjusted returns over one-, three- and five-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are reviewed on an annual basis.
The compensation program, detailed above, does not reflect changes resulting from the merger between TD Bank Group and Epoch Holding Corporation.
CONFLICTS OF INTEREST. In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together, the Accounts), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., focus on free-cash flow), and by managing all Accounts on a strategy specific basis. Thus, all Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
 If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.
 With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.
 Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and

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their family members (as defined in the Code), whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to quarterly transaction reporting and annual holdings reporting requirements.
 Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Federated Equity Management Company of Pennsylvania
Federated Global Investment Management Company

COMPENSATION STRUCTURE.

Aash Shah, John Ettinger, Tom Brakel and Barbara Miller. Messrs. Ettinger, Shah and Brakel and Ms. Miller are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.
IPP is calculated based on another account managed by the portfolio manager, i.e., the Federated Kaufmann Small Cap Fund (the Kaufmann Fund). IPP is measured on a rolling one, three, and five calendar year pre-tax gross return basis vs. the Kaufmann Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Messrs. Ettinger, Shah and Brakel and Ms. Miller are also the portfolio managers for other accounts in addition to the Kaufmann Fund. Such other accounts may have different benchmarks. Additionally, Messrs. Ettinger, Shah and Brakel and Ms. Miller provide research and analytical support for other accounts. IPP is calculated with an equal weighting of each strategy managed or for which a portfolio manager provides research and analytical support. Discretion may be applied to modify the above based on relevant facts and circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.
Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.
Hans Utsch & Lawrence Auriana. Messrs. Auriana and Utsch are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentives include certain guaranteed amounts, plus a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology. There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership and Client Satisfaction and Service. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. As a separate matter, with respect to one of the other funds managed, Messrs. Auriana and Utsch may receive additional consideration based on the achievement of specified revenue growth.

IPP is calculated based on another account managed by the portfolio manager, i.e., the Kaufmann Fund. IPP is measured on a rolling one, three, and five calendar year pre-tax gross return basis vs. the Kaufmann Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Messrs. Auriana and Utsch are also the portfolio managers for other accounts in addition to the Kaufmann Fund. Such other accounts may have different benchmarks. IPP is calculated with an equal weighting of each account managed by the portfolio manager. Discretion may be applied to modify the above based on relevant facts and circumstances.

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Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager's group.
Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

CONFLICTS OF INTEREST. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The subadviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard a Portfolio from being negatively affected as a result of any such potential conflicts.

First Quadrant.
COMPENSATION. First Quadrant's compensation consists of both a base salary and a bonus, both of which vary depending upon each individual employee's qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant's management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to tie bonus payouts to performance to insure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.
In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.
CONFLICTS OF INTEREST. First Quadrant is aware that conflicts of interest may arise and that every effort should be made to prevent them. Should they develop, they must be corrected immediately. We consider conflicts of interest, among other things, to be circumstances that would (i) compromise the impartiality and integrity of the services we provide, (ii) disadvantage a Client relative to other clients and (iii) create an advantage for the firm over a Client, or for one Client over another. The firm's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part II; however, we would like to highlight the following: First Quadrant's investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of “subjectivity” risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.
First Trust Advisors L.P.

COMPENSATION. The compensation structure for each member of the investment committee of First Trust (the Investment Committee) is based on a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based on an individual's position and overall value to the firm. Bonuses are also determined by management and are based on an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based on criteria such as a Portfolio's performance or the value of assets included in the Portfolio. In addition, Mr. Erickson, Mr. Lindquist and Mr. McGarel have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

CONFLICTS OF INTEREST. None of the accounts managed by the Investment Committee pay an advisory fee to First Trust that is based on the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Portfolios' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of the Portfolios and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Portfolios and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Portfolios and other accounts managed by the Investment Committee. None of the members of the Investment Committee own interests in the Portfolios.

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Franklin Advisers, Inc.
CONFLICTS OF INTEREST Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation.  For the Income and U.S. Government Securities Funds, the investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:Base salary  Each portfolio manager is paid a base salary.
Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
- Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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- Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
- Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Franklin Mutual Advisers, LLC
CONFLICTS OF INTEREST Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary  Each portfolio manager is paid a base salary.
Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is

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intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
- Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
- Non-investment performance. The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.
- Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.
- Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Templeton Global Advisors Limited
CONFLICTS OF INTEREST Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

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The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary  Each portfolio manager is paid a base salary.
Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
- Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
- Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
- Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
- Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Goldman Sachs Asset Management, L.P.

PORTFOLIO MANAGERS' COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co. (Goldman Sachs); the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmarks for these Funds are:
■	AST Goldman Sachs Small-Cap Value Portfolio: Russell 2000® Value Index
■	AST Goldman Sachs Large Cap Value: Russell 1000® Value Index
■	AST Goldman Sachs Concentrated Growth: Russell 1000® Growth Index
■	AST Goldman Sachs Mid Cap Growth: Russell Midcap® Growth Index

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The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

CONFLICTS OF INTEREST. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM would still receive significant compensation from a Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Portfolio. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by a Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend a Portfolio or who engage in transactions with or for a Portfolio.
A Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Portfolio’s portfolio investment transactions, in accordance with applicable law.

Hotchkis and Wiley Capital Management, LLC (HWCM).
COMPENSATION DISCLOSURE. Portfolio Managers of the Portfolio are supported by the full research team of HWCM. The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, an annual bonus, and equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.
The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

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Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of HWCM using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of HWCM's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.
The majority of the portfolio managers own equity in HWCM. HWCM believes that the employee ownership structure of HWCM will be a significant factor in ensuring a motivated and stable employee base going forward. HWCM believes that the combination of competitive compensation levels and equity ownership provides HWCM with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in HWCM receive their pro rata share of HWCM's profits. Investment professionals may also receive contributions under HWCM's profit sharing/401(k) plan.
Finally, HWCM maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, HWCM has the right to repurchase their ownership to place back in the equity bank. This should provide for smooth succession through the gradual rotation of HWCM's ownership from one generation to the next.
HWCM believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm's lower-than-industry-norm investment personnel turnover.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. The Portfolio is managed by HWCM's investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

J.P. Morgan Investment Management, Inc.
POTENTIAL CONFLICTS. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (Similar Accounts). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law,

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regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
PORTFOLIO MANAGER COMPENSATION. J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.
Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

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Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Jennison Associates LLC.
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.
Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.
The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

■	One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

The qualitative factors reviewed for the portfolio managers may include
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.
The passive indices reviewed for each portfolio manager are as follows: (i) AST Academic Strategies Asset Allocation Portfolio: Shaun Hong (Lipper Equity Income Index) and Ubong “Bobby” Edemeka (Lipper Equity Income Index); (ii) AST Jennison Large-Cap Value Portfolio: David A. Kiefer (Russell 1000® Value Index) and Avi Z. Berg (Russell 1000® Value Index) and (iii) AST Jennison Large-Cap Growth Portfolio: Michael A. Del Balso (Russell 1000® Growth Index) and Mark Shattan (Russell 1000® Growth Index); and AST International Growth Portfolio: Mark Baribeau and Thomas Davis (MSCI All Country World Index ex US (ACWI ex US)).
CONFLICTS OF INTEREST. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure

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tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.
Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.
In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.
Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Lee Munder Capital Group, LLC.

COMPENSATION. Portfolio managers at LMCG are compensated through a combination of competitive base salary and incentive bonus. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to peer groups. Incentive bonuses are not calculated on specific client or specific Fund assets. LMCG’s incentive compensation plans for investment teams are dependent on actual composite performance for the strategy relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. The performance of the account composite is compared to that of this blended universe over one-year, three-year, and since-inception periods.

CONFLICTS OF INTEREST. LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.
Lord, Abbett & Co. LLC.
COMPENSATION OF PORTFOLIO MANAGERS. When used in this section, the term “fund” refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager's experience, reputation and competitive market rates.
Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager's investment results,

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Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.
CONFLICTS OF INTEREST. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.
LSV Asset Management.
PORTFOLIO MANAGER COMPENSATION. LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.
POTENTIAL CONFLICTS. The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.
Marsico Capital Management, LLC.
PORTFOLIO MANAGER COMPENSATION. The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico's profitability. Bonuses are typically based on two other primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.
Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico's portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico's portfolio managers also may be offered the opportunity to acquire equity interests in the firm's parent company.

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As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within Marsico's investment management team, contributions to Marsico's overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.
MATERIAL CONFLICTS. A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico's Code of Ethics.
Massachusetts Financial Services Company.

COMPENSATION. Portfolio manager compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

■	Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
■	Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012*, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:

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AST MFS Global Equity Portfolio
Portfolio Manager: David R. Mannheim
Benchmark(s): MSCI: The World Index
Portfolio Manager: Roger Morley
Benchmark(s): MSCI: The World Index
AST MFS Growth Portfolio
Portfolio Manager: Eric B. Fischman
Benchmark(s): Russell 1000 Growth Index

AST MFS Large-Cap Value Portfolio
Portfolio Manager: Nevin P. Chitkara
Benchmark: Russell 100 Value Index
Portfolio Manager: Steven R. Gorham
Benchmark: Russell 100 Value Index
Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.
POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

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MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
Neuberger Berman Management LLC.
Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. Neuberger Berman is also focused on creating a compensation process that they believe is fair, transparent, and competitive with the market.
Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula. In addition, the bonus may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.
Incentive Structure
As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.
The terms of its long-term retention incentives are as follows:
•	Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees.
Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the CCP) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.
CONFLICTS OF INTEREST. While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

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As a result of the portfolio manager's day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.
From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.
Neuberger Berman Fixed Income LLC.
PORTFOLIO MANAGER COMPENSATION.
Compensation Structure

Neuberger Berman and its affiliates (NB) compensation philosophy is one that focuses on rewarding performance and incentivizing its employees.  NB considers a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance as well as competitive benchmarking. It is NB’s foremost goal to create a compensation process that is fair, transparent, and competitive with the market.

The Fixed Income Portfolio Managers receive a fixed (salary) and variable (bonus) compensation. The bonus portion of a Portfolio Manager’s compensation is typically paid out at year end through a team bonus pool that may include both formulaic and discretionary elements. The formulaic portion of a bonus pool is a revenue-based model that generates a range for funding the Portfolio Management team compensation. The determination of any discretionary funding of a pool outside of the range and the allocation of discretionary bonuses to individual participants are based on a variety of criteria, including aggregate investment performance, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB.

Incentive Structure
As a firm, NB believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The terms of its long-term retention incentives are as follows:
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•	Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees.

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Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).
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•	Contingent Compensation. NB established the CCP to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of NB’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation be tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period. NB determines annually which employees participate in the program based on total compensation for the applicable year.

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•	Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants, which may include non-compete and non-solicit restrictions depending on participation.

CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Neuberger Berman and certain of its portfolio managers including the team responsible for the Portfolio manage multiple, but similar, products through different investment vehicles and/or distribution channels (so called

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“side-by-side” management). For example, a portfolio manager may manage products for some or all of the following client types: institutions, high net worth individuals, wrap program participants and mutual funds. Neuberger Berman has adopted policies and procedures designed to address these potential conflicts of interest and to allocate investment opportunities fairly among its clients. While performance among products will inevitably vary among clients and products, Neuberger Berman believes that these policies and procedures should be effective in identifying and mitigating favoritism or other potential conflicts of interest which may give rise to such disparate performance. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons or fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio, and which may include transactions that are directly contrary to the positions taken by the Portfolio. For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which the Portfolio also invests. In such a case, the portfolio manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, a conflict of interest may arise if Neuberger Berman and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Portfolio or other accounts for which the portfolio manager is responsible.
Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Parametric Portfolio Associates LLC.
COMPENSATION.
Parametric Compensation Structure. Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock, restricted shares of EVC's nonvoting common stock, and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
CONFLICTS OF INTEREST. It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the investments of the Emerging Markets Equity Portfolio on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Emerging Markets Equity Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund or Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Emerging Markets Equity Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Parametric has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern Parametric's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise,

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the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Parametric has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern Parametric's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Pacific Investment Management Company LLC.

PORTFOLIO MANAGER COMPENSATION. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
The Total Compensation Plan consists of three components:

1. Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

2. Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

3. Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.
In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (LTIP) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.
In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:
1. 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;
2. Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
3. Amount and nature of assets managed by the portfolio manager;
4. Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

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5. Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
6. Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
7. Contributions to asset retention, gathering and client satisfaction;
8. Contributions to mentoring, coaching and/or supervising; and
9. Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.
Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

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Prudential Investments LLC.
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:
■	Attract and reward highly qualified employees
■	Align with critical business goals and objectives
■	Link to the performance results relevant to the business segment and Prudential
■	Retain top performers
■	Pay for results and differentiate levels of performance
■	Foster behaviors and contributions that promote Prudential's success
The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensation and long term incentive compensation.
Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.
Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.
Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest  1∕3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.
CONFLICTS OF INTEREST. PI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.
Prudential Investment Management, Inc. (PIM)

COMPENSATION. An investment professional’s base salary is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under our long-term incentive plan, is primarily based on such person’s contribution to our goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market- based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

Cash Bonus. An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of our operating income and is refined by business metrics, such as:
-business development initiatives, measured primarily by growth in operating income;
-the number of investment professionals receiving a bonus; and

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-investment performance of portfolios relative to appropriate peer groups or market benchmarks.
Long-Term Compensation. Long-term compensation consists of Prudential Financial restricted stock and grants under our long-term incentive plan. Grants under our long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of our most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. Our long-term incentive plan is designed to more closely align compensation with investment performance and the growth of our business. Both the restricted stock and participation interests are subject to vesting requirements.
Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under our long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, our portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, we have procedures, including trade allocation and supervisory review procedures, designed to ensure that each of our client accounts is managed in a manner that is consistent with our fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, our chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at a trade management oversight committee meeting.
CONFLICTS OF INTEREST- IN GENERAL. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:
-elimination of the conflict;
-disclosure of the conflict; or
-management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Proprietary accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

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Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.

Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.

Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that includes independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with its allocation procedures. Prudential Fixed Income’s compliance group reports the results of its monitoring processes to its trade management oversight committee.
Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as the:

-number of new issues allocated in the strategy;
-size of new issue allocations to each portfolio in the strategy; and
-profitability of new issue transactions.

The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings.

Prudential Fixed Income’s trade management oversight committee also reviews forensic reports to analyze the allocation of secondary issues.

The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

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Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of US and non-US financial service providers, including insurance companies, broker-dealers and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential Fixed Income monitors and restricts purchases. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within Prudential Investment Management, Inc. by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

Conflicts Related to Outside Business Activity.
From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer.
The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by the chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of PIM.

Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate. Prudential Fixed Income does not receive a management fee for advising these funds. Prudential Fixed Income is only entitled to reimbursement of its costs and expenses for these services.
Conflicts Related to Co-investment by Affiliates. Prudential Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

-The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
-In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
-Prudential Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors.

Prudential Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

Conflicts Arising Out of Industry Activities. Prudential Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, Prudential Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. Prudential Fixed Income’s clients may also retain these

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vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor Prudential Fixed Income when they advise their clients. Prudential Fixed Income does not, however, condition its purchase of services from consultants upon their recommending Prudential Fixed Income to their clients. Prudential Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
Conflicts Related to Financial Interests
Conflicts Related to the Offer and Sale of Securities

Certain of Prudential Fixed Income’s employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Securities Holdings and Other Financial Interests.

Securities Holdings. Prudential Financial, PICA’s general account, Prudential Fixed Income’s proprietary accounts and accounts of other affiliates of it (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example:

Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.

Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.
Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients. In addition, Prudential Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Related to Valuation and Fees
When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.
Conflicts Related to Securities Lending Fees

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When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).
PREI®.
PREI INVESTMENT PROFESSIONAL COMPENSATION. PREI’s compensation philosophy is to provide a competitive total compensation package that engages, motivates and retains top talent while rewarding the achievement of outstanding business results obtained while modeling our Principles and Leadership Competencies.
PREI’s Portfolio Managers are compensated based on the overall performance of PREI, Portfolio Investment Performance relative to benchmarks and absolute and relative levels of individual performance and contribution.
There are generally three elements of total compensation: base salary, annual incentive cash bonus and long term compensation.
Base salary levels are reviewed annually to determine if adjustments are required due to individual performance, job scope change and/or a comparison to market compensation data.
Annual cash bonus awards are determined based on individual contributions to firm performance and relative placement in the market range. The annual cash bonus pool is determined by senior management based on several PREI financial performance measures and other factors including investment performance and organization/talent development.
Individuals at the Vice President level and above are also eligible to receive long term compensation in the form of an annual long term grant. The grant is a combination of deferred cash and Prudential Restricted Stock and cliff vests in three years. During that period, the value of the grant increases or decreases based on the performance of the accounts on which the participant works directly and the performance of all discretionary equity real estate accounts that PREI manages. The increase or decrease in the award for individuals who do not work directly on specific portfolios, e.g., research, transactions and client relations, is based on the performance of all the accounts under management.
Additional, select senior managers are eligible to participate in an incentive fee sharing program (carried interest) for closed-end funds.
CONFLICTS OF INTEREST. PREI is a division of Prudential Investment Management, Inc. (PIM), which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PREI's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PREI aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.
Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PREI has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PREI may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PREI's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the Independent Trustees of the Fund.

PREI may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Fund. PREI, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PREI generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PREI has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

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Certain affiliates of PREI develop and may publish credit research that is independent from the research developed within PREI. PREI may hold different opinions on the investment merits of a given security, issuer or industry such that PREI may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PREI may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PREI's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PREI may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PREI, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).
PREI may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PREI may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Portfolio, due to differences in investment strategy or client direction.
The fees charged to advisory clients by PREI may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.
Large clients generate more revenue for PREI than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PREI of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PREI has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PREI manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund.
PREI has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.
Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.
PREI and certain of its affiliates engage in various activities related to investment in real estate. For example, PREI or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PREI or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PREI or any of its affiliates. PREI or its affiliates as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the fund may hold or wish to hold. As a consequence of these activities, PREI's ability to purchase or sell, or to chose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Prudential Financial and the general account of The Prudential Insurance Company of America (PICA) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, including the Portfolio. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

PREI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

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Pyramis Global Advisors, LLC, a Fidelity Investments Company.
POTENTIAL CONFLICTS. The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the Portfolio, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the Portfolio. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
PORTFOLIO MANAGER COMPENSATION. Geoff Stein is the portfolio manager of AST FI Pyramis® Asset Allocation Portfolio and receives compensation for his services. As of December 31, 2012, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by Pyramis) assigned to each fund or account, (ii) how the portfolio manager allocates the assets of funds and accounts among their asset classes, which results in monthly impact scores, as described below, and (iii) the investment performance of other funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. The portfolio manager also receives a monthly impact score for each month of his tenure as manager of a fund or account. The monthly impact scores are weighted according to his tenure on his fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. The bonus is based on the aggregate impact scores for applicable annual periods eventually encompassing periods of up to five years. A smaller, subjective component of the portfolio manager’s bonus is based on his overall contribution to management of Pyramis and its affiliates.
The portion of the portfolio manager’s bonus that is linked to the investment performance of AST FI Pyramis® Asset Allocation Portfolio is based on each fund's pre-tax investment performance relative to the performance of the Portfolio's customized benchmark index, on which the Portfolio's target asset allocation is based. The portion of the portfolio manager's bonus that is based on impact scores is based on how he allocates each fund's assets, which are represented by the components of the composite index, the components of which are 50% Russell 3000 Index, 30% Barclays Capital Aggregate Bond Index and 20% MSCI EAFE Index (Net). The portfolio manager's bonus is based on the percentage of each fund actually invested in each asset class. The percentage overweight or percentage underweight in each asset class relative to the neutral mix is multiplied by the performance of the index that represents that asset class over the measurement period, resulting in a positive or negative impact score.
The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Pyramis is a registered service mark of FMR LLC. Used under license.

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Quantitative Management Associates LLC (QMA)

COMPENSATION. QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.
The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts and strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc.* (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Fund or any other individual account managed by QMA or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA's pre-tax income.
The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

* Since 2009, the long-term awards for investment professionals below the level of Vice President have been in the form of restricted stock only.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
■	Elimination of the conflict;
■	Disclosure of the conflict; or
■	Management of the conflict through the adoption of appropriate policies and procedures.
QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest
Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.
■	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations—-QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
■	Long Only/Long-Short Accounts—-QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

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■	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals—-QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those funds and accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’ s investment professionals may have an indirect interest in those funds if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in these funds directly.

■	Proprietary Accounts—-QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
■	Non-Discretionary Accounts or Models—-QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
■	Large Accounts—-Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income.

■	Securities of the Same Kind or Class—-QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest
The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives. QMA seeks to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently with all strategies.

QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded and highly liquid. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.
With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to confirm that if it has sold a security short in one portfolio, it did not overweight the same security in another portfolio, so that QMA’s view of a security is consistent across portfolios.
QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, commodity pool operators, insurance companies and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations—Conflicts Arising Out of Legal Restrictions
QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis,

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exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.
Conflicts Related to QMA’s Asset Allocation Services

QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. QMA may, under these arrangements, allocate assets to an asset class within which funds or accounts that QMA directly manages will be selected. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class that it manages in order to increase its fees. To help mitigate this conflict, the compliance group monitors the asset allocation to determine that the investments were made within the established guidelines by asset class.
In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Investment Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.

Conflicts Arising Out of Securities Holdings and Other Financial Interests
QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.
Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers or agents of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.
A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.
Conflicts of Interest in the Voting Process

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Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA’s. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

Security Capital Research & Management Incorporated
Compensation. JPMorgan Investment Management Inc. (“JPMIM”) pays Security Capital a fee based on the assets under management of the AST J.P. Morgan Global Thematic Portfolio as set forth in an investment sub-advisory agreement between Security Capital and JPMIM. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the AST J.P. Morgan Global Thematic Portfolio. The following information relates to the period ended December 31, 2012.
The principal form of compensation of Security Capital's professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital's parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the AST J.P. Morgan Global Thematic Portfolio.
Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the AST J.P. Morgan Global Thematic Portfolio investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the AST J.P. Morgan Global Thematic Portfolio or hold, purchase or sell securities that are eligible to be held, purchased or sold by the AST J.P. Morgan Global Thematic Portfolio. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.
A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the AST J.P. Morgan Global Thematic Portfolio. Because of their positions with the AST J.P. Morgan Global Thematic Portfolio, the portfolio managers know the size, timing and possible market impact of AST J.P. Morgan Global Thematic Portfolio trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the AST J.P. Morgan Global Thematic Portfolio. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of the portfolio managers' management of the AST J.P. Morgan Global Thematic Portfolio and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the AST J.P. Morgan Global Thematic Portfolio. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the AST J.P. Morgan Global Thematic Portfolio. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the AST J.P. Morgan Global Thematic Portfolio, such securities might not be suitable for the AST J.P. Morgan Global Thematic Portfolio given its investment objectives and related restrictions.

Security Investors, LLC

COMPENSATION INFORMATION. SGI compensates each portfolio manager for his/her management of the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio). The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term incentive plan and a long-term incentive plan.

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The short-term incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to pre-tax investment performance over the most recent one year period as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.
 Certain portfolio managers are also incented through a long-term incentive plan, which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year timeframe based on the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to the company’s success as determined by management.
SGI also has a relocation plan for personnel that include its portfolio managers, which provides the following benefits:Costs associated with the transportation and storage of household goods;Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);Temporary living expenses (not to exceed 60 days);Pre-move travel for associate and spouse to locate new housing;Costs for associate and his or her dependents to travel from the old location to the new residence.
Reimbursements for expenses that are not tax deductible will be “grossed up” (at the IRS supplemental tax rates) by SGI to minimize the associate’s tax liability. Tax deductible expenses paid by SGI will not be “grossed up.”

CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the New Discovery Portfolio on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, other accounts) on the other. The other accounts might have similar investment objectives or strategies as New Discovery Portfolio, track the same indices the New Discovery Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the New Discovery Portfolio. The other accounts might also have different investment objectives or strategies than the New Discovery Portfolio.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the New Discovery Portfolio. Because of his or her position with the New Discovery Portfolio, the portfolio manager knows the size, timing and possible market impact of the New Discovery Portfolio’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the New Discovery Portfolio.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the New Discovery Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both a Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the New Discovery Portfolio and another account. SGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
 Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the New Discovery Portfolio and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the New Discovery Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he/she manages.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he/she believes might be the most profitable to accounts with a heavily performance-oriented fee.

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Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.).
COMPENSATION. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The fund's portfolio managers are compensated for their services to the fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.
Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “ team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and three year periods, the level of funds under management and the level of performance fees generated. The portfolio managers' compensation for other accounts they manage may be based upon such accounts' performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.
CONFLICTS OF INTEREST. Whenever a portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.
Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders' compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
T. Rowe Price Associates, Inc.
PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:
Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against to comparably managed funds of competitive investment management firms. Performance is

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primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
CONFLICTS OF INTEREST. We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager
Thompson, Siegel & Walmsley LLC
PORTFOLIO MANAGER COMPENSATION:  For each portfolio manager, TS&W’s compensation structure includes the following components: base salary, annual bonus, retirement plan employer contribution and access to a voluntary income deferral plan and participation in the TS&W equity plan.
Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as employment market conditions and competitive industry standards.
Bonus.  Each portfolio manager is eligible to receive an annual discretionary bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and based on an assessment of the portfolio manager’s meeting specific job responsibilities and goals.  Investment performance versus peer groups and benchmarks are taken into consideration.
Retirement Plan Employer Contribution.  All employees are eligible to receive an annual retirement plan employer contribution under a qualified retirement plan, subject to IRS limitations. The contributions are made as a percent of eligible compensation and are at the sole discretion of TS&W.
Deferred Compensation Plan.  Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.
Equity Plan.  Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.
CONFLICTS OF INTEREST.  TS&W seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund and management of non-Fund accounts.  TS&W has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TS&W’s Code of Ethics which requires personnel to act solely in the best interest

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of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934.  TS&W seeks to treat all clients fairly and to put clients’ interests first.
Thornburg Investment Management, Inc.

COMPENSATION. The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg Investment Management, Inc. (Thornburg). Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager; multiple year historical total return of accounts managed by the portfolio manager, relative to market performance and single year historical total return of accounts managed by the portfolio manager.

CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:
■	Allocating a favorable investment opportunity to one account but not another.
■	Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.
■	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
■	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.
The fund's investment manager, Thornburg has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.
Wedge Capital Management, LLP
COMPENSATION. Incentive compensation plans have been structured to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager. General Partners, including Paul M. VeZolles and John Norman, are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Caldwell Calame, receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.
CONFLICTS OF INTEREST. During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts.
To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Wellington Management Company, LLP
Portfolio Manager Compensation

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Wellington Management receives a fee based on the assets under management of a Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and Prudential Investments LLC on behalf of a Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2012.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the Investment Professionals) includes only a base salary component. The base salary for the Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.
The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stahl is a partner of the firm.
Potential Conflicts
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (Investment Professionals) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although

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Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Western Asset Management Company
Western Asset Management Company Limited

PORTFOLIO MANAGER COMPENSATION. At Western Asset and WAML (together, WAMCO), one compensation methodology covers all products and functional areas, including portfolio managers. WAMCO's philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and WAMCO as a whole.
Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to WAMCO as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

CONFLICTS OF INTEREST. WAMCO has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. WAMCO has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), WAMCO may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. WAMCO’s team approach to portfolio management and block trading approach works to limit this potential risk.
WAMCO also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of WAMCO have access to transactions and holdings information regarding client accounts and WAMCO’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, WAMCO maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1

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to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of WAMCO’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through WAMCO’s compliance monitoring program.
WAMCO may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. WAMCO also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

William Blair & Company LLC.

COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: “to achieve success for its clients.” The Fund's portfolio manager is a partner of William Blair, and his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager’s compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.
CONFLICTS OF INTEREST. Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp., One Wall Street, New York, New York 10286 serves as Custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States.
TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Fund and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Fund. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP served as the Fund's independent registered public accounting firm for the five fiscal years ended December 31, 2012, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year.

SECURITIES LENDING AGENT. Prudential Investment Management, Inc. (PIM) serves as securities lending agent for the Portfolios of the Fund and in that role administers the Portfolios' securities lending program. For its services, PIM receives a portion of the amount earned by lending securities. During the most recently completed fiscal year, PIM received the amounts indicated in the table below as securities lending agent for the indicated Portfolios.

Compensation Received by PIM for Securities Lending
Portfolio	$ Amount
AST Academic Strategies Portfolio	$186,341
AST Advanced Strategies Portfolio	258,529
AST AQR Emerging Markets Equity Portfolio	None
AST AQR Large-Cap Portfolio	None

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Compensation Received by PIM for Securities Lending
Portfolio	$ Amount
AST Balanced Asset Allocation Portfolio	None
AST BlackRock Global Strategies Portfolio	68,827
AST BlackRock iShares ETF Portfolio	None
AST BlackRock Value Portfolio	127,491
AST Bond Portfolio 2015	None
AST Bond Portfolio 2016	None
AST Bond Portfolio 2017	11,099
AST Bond Portfolio 2018	None
AST Bond Portfolio 2019	None
AST Bond Portfolio 2020	None
AST Bond Portfolio 2021	14,505
AST Bond Portfolio 2022	None
AST Bond Portfolio 2023	None
AST Bond Portfolio 2024	None
AST Capital Growth Asset Allocation Portfolio	None
AST ClearBridge Dividend Growth Portfolio	None
AST Cohen & Steers Realty Portfolio	41,429
AST Defensive Asset Allocation Portfolio	None
AST Federated Aggressive Growth Portfolio	526,876
AST FI Pyramis® Asset Allocation Portfolio	115,215
AST First Trust Balanced Target Portfolio	442,500
AST Franklin Templeton Founding Funds Allocation Portfolio	29,238
AST Franklin Templeton Founding Funds Plus Portfolio	None
AST Global Real Estate Portfolio	14,293
AST Goldman Sachs Concentrated Growth Portfolio	27,964
AST Goldman Sachs Large-Cap Value Portfolio	28,853
AST Goldman Sachs Mid-Cap Growth Portfolio	183,568
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)	27,826
AST Goldman Sachs Small-Cap Value Portfolio	76,549
AST High Yield Portfolio	330,507
AST International Growth Portfolio	131,411
AST International Value Portfolio	26,144
AST Investment Grade Bond Portfolio	357,982
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	84,030
AST J.P. Morgan International Equity Portfolio	1,638
AST J.P. Morgan Strategic Opportunities Portfolio	140,329
AST Jennison Large-Cap Growth Portfolio	79,962
AST Jennison Large-Cap Value Portfolio	14,578
AST Large-Cap Value Portfolio	75,173
AST Long Duration Bond Portfolio	None
AST Lord Abbett Core Fixed Income Portfolio	78,015
AST Marsico Capital Growth Portfolio	126,645
AST MFS Global Equity Portfolio	8,174
AST MFS Growth Portfolio	93,046
AST MFS Large-Cap Value Portfolio	None

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Compensation Received by PIM for Securities Lending
Portfolio	$ Amount
AST Mid-Cap Value Portfolio	189,571
AST Money Market Portfolio	None
AST Neuberger Berman Core Bond Portfolio	3,966
AST Neuberger Berman Mid-Cap Growth Portfolio	82,062
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	115,557
AST New Discovery Asset Allocation Portfolio	7,156
AST Parametric Emerging Markets Equity Portfolio	69,029
AST PIMCO Limited Maturity Bond Portfolio	None
AST PIMCO Total Return Bond Portfolio	None
AST Preservation Asset Allocation Portfolio	None
AST Prudential Core Bond Portfolio	60,962
AST Prudential Growth Allocation Portfolio (formerly AST First Trust Capital Appreciation Target Portfolio)	493,134
AST QMA Emerging Markets Equity Portfolio	None
AST QMA Large-Cap Portfolio	None
AST QMA US Equity Alpha Portfolio	None
AST Quantitative Modeling Portfolio	None
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)	235,513
AST Schroders Global Tactical Portfolio	148,277
AST Schroders Multi Asset World Strategies Portfolio	529,247
AST Small-Cap Growth Portfolio	336,415
AST Small-Cap Value Portfolio	173,181
AST T. Rowe Price Asset Allocation Portfolio	436,417
AST T. Rowe Price Equity Income Portfolio	155,586
AST T. Rowe Price Large-Cap Growth Portfolio	551,473
AST T. Rowe Price Natural Resources Portfolio	111,272
AST Templeton Global Bond Portfolio (formerly known as AST T. Rowe Price Global Bond Portfolio)	2,655
AST Wellington Management Hedged Equity Portfolio	107,423
AST Western Asset Core Plus Bond Portfolio	59,559
AST Western Asset Emerging Markets Debt Portfolio	None
DISTRIBUTOR. The Fund has distribution arrangements with PAD, pursuant to which PAD serves as the distributor for the shares of each Portfolio. PAD is an affiliate of the Investment Managers.
The Fund’s distribution agreement with respect to the Fund and the Portfolios (Distribution Agreement) has been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreement will remain in effect from year to year provided that the Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to the agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Shareholder Services and Distribution Plan (the 12b-1Plan) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by a vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, as applicable.
The Fund has adopted the 12b-1Plan in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the 12b-1Plan, each Portfolio (except for AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio) is authorized to pay PAD an annual shareholder services and distribution fee of 0.10% of each Portfolio’s average daily net assets.
The shareholder services and distribution fee paid by each Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Fund’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Portfolios, and related functions and services. In addition, pursuant to the

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12b-1Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the covered Portfolios. These activities include, but are not limited to, the following:
■	printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares of each Portfolio;
■	reconciling and balancing separate account investments in the Portfolios;
■	reconciling and providing notice to the Fund of net cash flow and cash requirements for net redemption orders;
■	confirming transactions;
■	providing Contract owner services related to investments in the Portfolios, including assisting the Fund with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners;
■	providing periodic reports to the Fund and regarding the Portfolios to third-party reporting services;
■	paying compensation to and expenses, including overhead, of employees of PAD and other broker-dealers that engage in the distribution of shares;
■	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;
■	paying expenses relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;
■	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;
■	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Fund and its Portfolios;
■	paying expenses of training sales personnel regarding the Portfolios; and
■	providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Portfolios of the Fund.
The 12b-1Plan is of a type known as a “compensation” plan because payments are made for services rendered to the covered Portfolios of the Fund regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Fund and the 12b-1Plan, the Trustees consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the 12b-1Plan. As required under Rule 12b-1, the 12b-1Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolios pursuant to the 12b-1Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Fees payable to PAD under the 12b-1Plan are accrued daily and paid bi-weekly.
The 12b-1Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Board and (b) the Fund’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1Plan or such agreement, as applicable. In addition, the 12b-1Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio. The 12b-1Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.
PORTFOLIO TRANSACTIONS & BROKERAGE

The Fund has adopted a policy pursuant to which the Fund and its Manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Investment Managers, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.
The Investment Managers is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Manager” includes the investment subadvisers. Orders may be directed to any broker or futures commission merchant

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including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Managers and/or subadvisers (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Managers and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Fund, the Investment Managers’ overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Managers seek to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Managers may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Managers’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Managers’ knowledge of the financial stability of the firms; the Investment Managers’ knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Investment Managers select a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Managers’ investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Investment Managers maintain an internal allocation procedure to identify those firms who have provided them with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Managers believe provide a benefit to the Fund and its other clients. The Investment Managers make a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Investment Managers deem the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Investment Managers may, but are under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Managers in the manner they consider to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Fund at least annually a statement setting forth the total amount of all

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compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Investment Managers and other investment advisory clients of the Investment Managers. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Each Portfolio of the Fund participates in a voluntary commission recapture program available through Russell Implementation Services, Inc. (Russell). Subadvisers that chooses to participate in the program retains the responsibility to seek best execution and is under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.

The tables below set forth information concerning the payment of brokerage commissions by the Fund, including the amount of brokerage commissions paid to any affiliated broker for the three most recently completed fiscal years:

Total Brokerage Commissions Paid by the Fund
Portfolio	2012	2011	2010
AST Academic Strategies Asset Allocation Portfolio	$2,102,179	$1,626,930	$798,009
AST Advanced Strategies Portfolio	2,281,701	2,416,116	1,545,955
AST AQR Emerging Markets Equity Portfolio	None	None	None
AST AQR Large-Cap Portfolio	None	None	None
AST Balanced Asset Allocation Portfolio	None	9,248	43,562
AST BlackRock Global Strategies Portfolio	876,083	450,780	None
AST BlackRock iShares ETF Portfolio	None	None	None
AST BlackRock Value Portfolio	2,329,124	2,867,803	2,217,022
AST Bond Portfolio 2015	10,582	22,126	31,424
AST Bond Portfolio 2016	7,936	7,160	44,593
AST Bond Portfolio 2017	40,887	39,224	55,406
AST Bond Portfolio 2018	59,811	41,876	33,131
AST Bond Portfolio 2019	12,275	12,265	30,914
AST Bond Portfolio 2020	1,218	22,578	89,603
AST Bond Portfolio 2021	51,503	105,229	52,562
AST Bond Portfolio 2022	48,406	14,950	None
AST Bond Portfolio 2023	4,361	None	None
AST Bond Portfolio 2024	None	None	None
AST Capital Growth Asset Allocation Portfolio	None	10,031	62,966
AST ClearBridge Dividend Growth Portfolio	None	None	None
AST Cohen & Steers Realty Portfolio	932,355	1,260,585	1,084,871
AST Defensive Asset Allocation Portfolio	None	None	None
AST Federated Aggressive Growth Portfolio	2,312,017	2,766,336	1,980,457
AST FI Pyramis® Asset Allocation Portfolio	3,004,874	2,720,398	1,698,463
AST First Trust Balanced Target Portfolio	1,699,907	1,520,456	1,106,069
AST Franklin Templeton Founding Funds Allocation Portfolio	741,222	None	None
AST Franklin Templeton Founding Funds Plus Portfolio	None	None	None
AST Global Real Estate Portfolio	574,126	614,477	453,373
AST Goldman Sachs Concentrated Growth Portfolio	547,310	1,385,984	1,191,523
AST Goldman Sachs Large-Cap Value Portfolio	2,912,242	2,225,706	1,049,030
AST Goldman Sachs Mid-Cap Growth Portfolio	442,946	663,093	536,940

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Total Brokerage Commissions Paid by the Fund
Portfolio	2012	2011	2010
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)	43,305	176,723	139,933
AST Goldman Sachs Small-Cap Value Portfolio	644,117	641,251	317,859
AST High Yield Portfolio	1,795	None	171,085
AST International Growth Portfolio	5,118,166	7,443,485	6,982,245
AST International Value Portfolio	1,037,731	1,069,200	1,061,037
AST Investment Grade Bond Portfolio	1,512,289	1,311,889	631,112
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	714,100	176,341	108,810
AST J.P. Morgan International Equity Portfolio	122,110	196,961	107,151
AST J.P. Morgan Strategic Opportunities Portfolio	1,520,452	1,939,051	2,608,484
AST Jennison Large-Cap Growth Portfolio	1,027,723	1,224,880	956,467
AST Jennison Large-Cap Value Portfolio	1,183,639	1,365,521	1,115,505
AST Large-Cap Value Portfolio	2,206,697	3,297,607	2,144,549
AST Long Duration Bond Portfolio	None	None	None
AST Lord Abbett Core Fixed Income Portfolio	694	750	14,432
AST Marsico Capital Growth Portfolio	2,523,499	2,888,003	2,373,619
AST MFS Global Equity Portfolio	147,153	206,044	116,352
AST MFS Growth Portfolio	1,015,879	1,844,816	6,290,714
AST MFS Large-Cap Value Portfolio	96,301	None	None
AST Mid-Cap Value Portfolio	613,406	492,207	243,077
AST Money Market Portfolio	None	None	None
AST Neuberger Berman Core Bond Portfolio	None	None	None
AST Neuberger Berman Mid-Cap Growth Portfolio	506,869	531,915	487,123
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	206,378	278,458	245,144
AST New Discovery Asset Allocation Portfolio	190,901	None	None
AST Parametric Emerging Markets Equity Portfolio	1,157,869	2,602,355	1,421,276
AST Prudential Core Bond Portfolio	217,925	27,711	None
AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)	2,783,780	2,838,034	2,320,121
AST PIMCO Total Return Bond Portfolio	3,161	108,611	451,252
AST PIMCO Limited Maturity Bond Portfolio	313	11,283	25,599
AST Preservation Asset Allocation Portfolio	None	6,807	25,326
AST QMA Emerging Markets Equity Portfolio	None	None	None
AST QMA Large-Cap Portfolio	None	None	None
AST QMA US Equity Alpha Portfolio	1,504,134	1,228,694	698,805
AST Quantitative Modeling Portfolio	None	None	None
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)	257,263	357,380	79,253
AST Schroders Global Tactical Portfolio	929,413	312,005	74,807
AST Schroders Multi-Asset World Strategies Portfolio	1,202,321	1,957,457	1,110,134
AST Small-Cap Growth Portfolio	1,035,741	588,601	657,052
AST Small-Cap Value Portfolio	1,249,648	1,514,991	1,344,175
AST T. Rowe Price Asset Allocation Portfolio	2,046,410	1,716,608	901,465
AST T. Rowe Price Equity Income Portfolio	716,171	534,897	279,005
AST T. Rowe Price Large-Cap Growth Portfolio	960,857	1,168,291	880,938
AST T. Rowe Price Natural Resources Portfolio	637,824	673,444	405,520
AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)	None	None	None
AST Wellington Management Hedged Equity Portfolio	697,662	599,421	None

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Total Brokerage Commissions Paid by the Fund
Portfolio	2012	2011	2010
AST Western Asset Core Plus Bond Portfolio	37,206	64,212	59,569
AST Western Asset Emerging Markets Debt Portfolio	None	None	None

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2012
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Academic Strategies Asset Allocation Portfolio	$330	J.P. Morgan Securities, Inc.	0.02%	.02%
AST Advanced Strategies Portfolio	None	None	None	None
AST AQR Emerging Markets Equity Portfolio	None	None	None	None
AST Balanced Asset Allocation Portfolio	None	None	None	None
AST BlackRock Global Strategies Portfolio	None	None	None	None
AST BlackRock iShares ETF Portfolio	None	None	None	None
AST BlackRock Value Portfolio	None	None	None	None
AST Bond Portfolio 2015	None	None	None	None
AST Bond Portfolio 2016	None	None	None	None
AST Bond Portfolio 2017	None	None	None	None
AST Bond Portfolio 2018	None	None	None	None
AST Bond Portfolio 2019	None	None	None	None
AST Bond Portfolio 2020	None	None	None	None
AST Bond Portfolio 2021	None	None	None	None
AST Bond Portfolio 2022	None	None	None	None
AST Bond Portfolio 2023	None	None	None	None
AST Bond Portfolio 2024	None	None	None	None
AST Capital Growth Asset Allocation Portfolio	None	None	None	None
AST ClearBridge Dividend Growth Portfolio	None	None	None	None
AST Cohen & Steers Realty Portfolio	None	None	None	None
AST Federated Aggressive Growth Portfolio	None	None	None	None
AST FI Pyramis® Asset Allocation Portfolio	16,479	National Financial Services LLC	0.55%	0.47%
AST First Trust Balanced Target Portfolio	None	None	None	None
AST Franklin Templeton Founding Funds Allocation Portfolio	None	None	None	None
AST Global Real Estate Portfolio	None	None	None	None
AST Goldman Sachs Concentrated Growth Portfolio	None	None	None	None
AST Goldman Sachs Large-Cap Value Portfolio	None	None	None	None
AST Goldman Sachs Mid-Cap Growth Portfolio	None	None	None	None
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Moderate Asset Allocation Portfolio)	None	None	None	None
AST Goldman Sachs Small-Cap Value Portfolio	1,280	Goldman Sachs & Co.	0.20%	0.06%
AST High Yield Portfolio	None	None	None	None
AST International Growth Portfolio	None	None	None	None
AST International Value Portfolio	None	None	None	None
AST Investment Grade Bond Portfolio	None	None	None	None
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	None	None	None	None
AST J.P. Morgan International Equity Portfolio	1,032	J.P. Morgan Securities, Inc.	0.85%	0.88%
AST J.P. Morgan Strategic Opportunities Portfolio	None	None	None	None
AST Jennison Large-Cap Growth Portfolio	None	None	None	None

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Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2012
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Jennison Large-Cap Value Portfolio	None	None	None	None
AST Large-Cap Value Portfolio	None	None	None	None
AST Lord Abbett Core Fixed Income Portfolio	None	None	None	None
AST Marsico Capital Growth Portfolio	None	None	None	None
AST MFS Global Equity Portfolio	None	None	None	None
AST MFS Growth Portfolio	None	None	None	None
AST MFS Large-Cap Value Portfolio	None	None	None	None
AST Mid-Cap Value Portfolio	None	None	None	None
AST Money Market Portfolio	None	None	None	None
AST Neuberger Berman Core Bond Portfolio	None	None	None	None
AST Neuberger Berman Mid-Cap Growth Portfolio	None	None	None	None
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	None	None	None	None
AST New Discovery Asset Allocation Portfolio	None	None	None	None
AST Parametric Emerging Markets Equity Portfolio	None	None	None	None
AST PIMCO Total Return Bond Portfolio	None	None	None	None
AST PIMCO Limited Maturity Bond Portfolio	None	None	None	None
AST Prudential Core Bond Portfolio	None	None	None	None
AST Prudential Growth Allocation Portfolio (formerly, AST First Trust Capital Appreciation Target Portfolio)	None	None	None	None
AST Preservation Asset Allocation Portfolio	None	None	None	None
AST QMA Emerging Markets Equity Portfolio	None	None	None	None
AST QMA US Equity Alpha Portfolio	None	None	None	None
AST Quantitative Modeling Portfolio	None	None	None	None
AST RCM World Trends Portfolio (formerly, AST Moderate Asset Allocation Portfolio)	None	None	None	None
AST Schroders Global Tactical Portfolio	None	None	None	None
AST Schroders Multi-Asset World Strategies Portfolio	None	None	None	None
AST Small-Cap Growth Portfolio	2,703	Raymond James & Associates, Inc.	0.26%	0.21%
	23	Morgan Keegan & Co., Inc.	0.00%	0.00%
AST Small-Cap Value Portfolio	930	J.P. Morgan Securities, Inc.	0.07%	0.09%
AST T. Rowe Price Asset Allocation Portfolio	None	None	None	None
AST T. Rowe Price Equity Income Portfolio	None	None	None	None
AST T. Rowe Price Large-Cap Growth Portfolio	None	None	None	None
AST T. Rowe Price Natural Resources Portfolio	None	None	None	None
AST Templeton Global Bond Portfolio (formerly, AST T. Rowe Price Global Bond Portfolio)	None	None	None	None
AST Wellington Management Hedged Equity Portfolio	None	None	None	None
AST Western Asset Core Plus Bond Portfolio	None	None	None	None
AST Western Asset Emerging Markets Debt Portfolio	None	None	None	None

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2011
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Academic Strategies Asset Allocation Portfolio	$10	Jefferies Bache Securities LLC	0.00%	0.02%
AST FI Pyramis® Asset Allocation Portfolio	11,407	National Financial Services LLC	0.42%	0.45%

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Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2011
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Goldman Sachs Large-Cap Value Portfolio	1,132	Goldman Sachs	.05%	.06%
AST Goldman Sachs Small-Cap Value Portfolio	3,523	Goldman Sachs & Co.	.55%	.77%
AST J.P. Morgan International Equity Portfolio	1,651	J.P. Morgan Securities, Inc.	0.84%	0.84%
AST Small-Cap Growth Portfolio	18,822	Raymond James & Associates, Inc.	3.20%	3.73%
Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2010
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Academic Strategies Asset Allocation Portfolio	$6	Prudential Bache Asset Management	.00%	.05%
AST FI Pyramis® Asset Allocation Portfolio	9,598	National Financial Services LLC	.57%	.51%
AST Goldman Sachs Small-Cap Value Portfolio	220	GSAM	.07%	.02%
AST High Yield Portfolio	197	J.P. Morgan Securities, Inc.	0.12%	0.12%
AST J.P. Morgan International Equity Portfolio	1,237	J.P. Morgan Securities, Inc.	1.15%	1.37%
AST J.P. Morgan Strategic Opportunities Portfolio	2,448	J.P. Morgan Securities, Inc.	.09%	.10%
AST Small-Cap Growth Portfolio	9,788	Raymond James & Associates, Inc.	1.49%	1.95%

ADDITIONAL INFORMATION
FUND HISTORY. The Fund is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Fund was known as the Henderson International Growth Fund, which consisted of only one Portfolio (The Henderson International Growth Fund is currently known as the AST J.P. Morgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)).The investment manager was Henderson International,Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new investment manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and subadvisory Agreements between the Investment Managers and the Fund and the Investment Managers and each subadviser, respectively.

The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Goldman Sachs Concentrated Growth Portfolio (formerly known as the AST JanCap Growth Portfolio) and the AST Money Market Portfolio were first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly known as the Federated Utility Income Portfolio) and the AST UBS Dynamic Alpha Portfolio (formerly known as the AST Global Allocation Portfolio, the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST High Yield Portfolio (formerly known as the Goldman Sachs High Yield Portfolio and the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the AST Small-Cap Growth Portfolio (formerly known as the PBHG Small-Cap Growth Portfolio), the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the Large-Cap Value Portfolio (formerly known as the AST Hotchkis Wiley Large-Cap Value Portfolio and the AST INVESCO Capital Income Portfolio) and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly known as the Berger Capital Growth Portfolio) was first offered as of January 4, 1994.
The AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio, the AST DeAM International Equity Portfolio,the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST International

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Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio and the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio), the AST Schroders Multi-Asset World Strategies Portfolio (formerly the AST American Century Strategic Allocation Portfolio, which was formerly known as the AST American Century Strategic Balanced Portfolio) and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen & Steers Realty Portfolio, and the AST QMA US Equity Alpha Portfolio (formerly known as the AST AllianceBernstein Managed Index 500 Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Neuberger Berman Small-Cap Growth Portfolio (formerly known as the AST DeAM Small-Cap Growth Portfolio and the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Federated Aggressive Growth Portfolio, the AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio), the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Core Fixed Income Portfolio (forrmerly, the AST Lord Abbett Bond-Debenture Portfolio) were first offered on October 23, 2000. The AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio was first offered on May 1, 2001.

Effective as of December 2, 2005, the AST Alger All-Cap Growth Portfolio and the AST AllianceBernstein Growth + Value Portfolio were reorganized into the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, respectively, and ceased to exist.
The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio), the AST Balanced Asset Allocation Portfolio (formerly the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005.
The AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio were each first offered on or about March 20, 2006.
The AST Western Asset Core Plus Bond Portfolio, the AST CLS Growth Asset Allocation Portfolio, the AST CLS Moderate Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio were each first offered on or about November 17, 2007.
The AST Bond Portfolio 2015, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio were each first offered on or about January 28, 2008.
The AST Global Real Estate Portfolio and the AST Parametric Emerging Markets Equity Portfolio were each first offered on or about April 28, 2008.
The AST Focus Four Plus Portfolio was first offered on or about July 21, 2008.
Effective as of July 18, 2008, the AST DeAM Small-Cap Value Portfolio was reorganized into the AST Small-Cap Value Portfolio.
The AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 were each first offered on or about January 2, 2009.
Effective as of November 13, 2009, the AST Focus Four Plus Portfolio was reorganized into the AST First Trust Capital Appreciation Target Portfolio.
The AST Bond Portfolio 2017 and the AST Bond Portfolio 2021 were each first offered on or about January 14, 2010.
The AST Jennison Large-Cap Growth Portfolio and the AST Jennison Large-Cap Value Portfolio were each first offered on or about November 16, 2009.

Effective as of March 15, 2010, the AST Niemann Capital Growth Asset Allocation Portfolio and the AST UBS Dynamic Alpha Portfolio were renamed as the AST FI Pyramis® Asset Allocation Portfolio and the AST J.P. Morgan Strategic Opportunities Portfolio, respectively.

 152

Effective as of May 1, 2010, the AST DeAM Large-Cap Value Portfolio was renamed the AST Value Portfolio. Effective as of July 16, 2010, the AST Value Portfolio was renamed as the AST BlackRock Value Portfolio. Effective as of May 1, 2011, the AST Lord Abbett Bond-Debenture Portfolio was renamed the AST Lord Abbett Core Fixed Income Portfolio.

The AST Bond Portfolio 2022 was first offered on or about January 3, 2011.
The AST BlackRock Global Strategies Portfolio and the AST Quantitative Modeling Portfolio were each first offered on or about May 2,2011.
Effective as of April 29, 2011, the AST Agressive Asset Allocation Portfolio was renamed the AST Wellington Management Hedged Equity Portfolio.
The AST Neuberger Berman Small-Cap Growth Portfolio was reorganized (merged) into the AST Federated Aggressive Growth Portfolio on April 29, 2011.
The AST Neuberger Berman Core Bond Portfolio and the AST Prudential Core Bond Portfolio were each first offered on or about October 17, 2011.
Effective as of October 3, 2011, the AST AllianceBernstein Core Value Portfolio was re-named the AST T. Rowe Price Equity Income Portfolio.
The AST Bond Portfolio 2023 was first offered on or about January 3, 2012.
The AST American Century Income & Growth Portfolio was reorganized (merged) into the AST New Discovery Asset Allocation Portfolio on April 30, 2012. The AST New Discovery Asset Allocation Portfolio was first offered on April 30, 2012.
Effective as of April 27, 2012, the AST CLS Growth Asset Allocation Portfolio was re-named the AST Schroders Global Tactical Portfolio.
The Franklin Templeton Founding Funds Allocation Portfolio was first offered on April 30, 2012.

Effective as of August 20, 2012, the AST Horizon Growth Asset Allocation Portfolio was re-named the AST J.P. Morgan Global Thematic Portfolio.
The AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio were first offered on or about August 20, 2012.
The AST Bond Portfolio 2024 was first offered on or about January 2, 2013.
Effective as of December 17, 2012, the AST CLS Moderate Asset Allocation Portfolio was re-named AST Moderate Asset Allocation Portfolio.
The AST ClearBridge Dividend Growth Portfolio, AST AQR Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, and AST Long Duration Bond Portfolio were each first offered on or about February 25, 2013.
Effective on or about April 29, 2013, the following Portfolios were re-named: AST T. Rowe Price Global Bond Portfolio was re-named AST Templeton Global Bond Portfolio. AST Horizon Moderate Asset Allocation Portfolio was re-named AST Goldman Sachs Multi-Asset Portfolio. AST First Trust Capital Appreciation Target Portfolio was re-named AST Prudential Growth Allocation Portfolio. AST Moderate Asset Allocation Portfolio was re-named AST RCM World Trends Portfolio.
Effective on or about April 29, 2013, the following new Portfolios of the Trust commenced operations: AST AQR Large-Cap Portfolio, AST BlackRock iShares ETF Portfolio, AST Defensive Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, and AST QMA Large-Cap Portfolio.

If approved by the Trustees, the Fund may add more Portfolios and may cease to offer any existing Portfolios in the future.
Effective as of May 1, 2007, the Fund changed its name from American Skandia Trust to Advanced Series Trust.

DESCRIPTION OF SHARES AND ORGANIZATION. As of the date of this SAI, the beneficial interest in the Fund is divided into 78 separate Portfolios, each offering one class of shares.

153

The Fund's Second Amended and Restated Declaration of Trust, dated December 1, 2005, which governs certain Fund matters, permits the Fund's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Fund as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.
No preemptive or conversion rights apply to any of the Fund's shares. The Fund's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.
Generally, there will not be annual meetings of shareholders of any Portfolio of the Fund. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Fund's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.
The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Fund property or affairs of the Fund except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Fund property for satisfaction of claims of any nature arising in connection with the Fund's affairs. In general, the Declaration of Trust provides for indemnification by the Fund of the Trustees and officers of the Fund except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.
From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.
PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, the following persons/entities owned beneficially or of record 5% or more of the Portfolios of the Fund as of March 28, 2013. As of March 28, 2013, the Trustees and Officers of the Fund, as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
AST Academic Strategies Asset Allocation	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	361,057,715.284/52.5592%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	293,397,317.776/42.7099%

 154

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
AST Advanced Strategies	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	383,513,834.027/66.8567%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	155,150,933.380/27.0469%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	34,614,506.335/6.0342%
AST AQR Emerging Markets Equity	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	14,303,350.902/51.6551%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	6,206,259.902/22.4133%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	4,693,244.882/16.9492%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	2,320,096.005/8.3788%
AST Balanced Asset Allocation	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	466,698,022.486/60.8056%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	242,206,247.894/31.5568%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	47,613,654.702/6.2035%
AST BlackRock Global Strategies	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	144,779,347.877/78.5632%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	16,275,181.511/8.8316%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	11,405,314.272/6.1890%

155

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
AST BlackRock Value	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	24,152,160.856/25.4810%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	18,233,841.996/19.2370%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	14,027,768.223/14.7995%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	12,898,711.826/13.6084%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	9,078,173.546/9.5776%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	5,455,745.438/5.7559%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	5,119,560.951/5.4012%
AST Bond Portfolio 2015	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	7,775,879.339/99.9660%
AST Bond Portfolio 2016	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	4,356,914.352/99.9409%
AST Bond Portfolio 2017	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	11,667,337.225/48.6406%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	10,748,922.777/44.8118%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	1,569,635.407/6.5437%

 156

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
AST Bond Portfolio 2018	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	20,431,906.196/59.1138%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	12,259,148.649/35.4683%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	1,818,786.068/5.2621%
AST Bond Portfolio 2019	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	13,762,413.224/82.9756%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	2,573,170.361/15.5140%
AST Bond Portfolio 2020	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	9,385,001.622/90.5599%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	923,186.788/8.9082%
AST Bond Portfolio 2021	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	13,230,051.330/52.3030%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	10,140,029.514/40.0871%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	1,900,111.855/7.5118%
AST Bond Portfolio 2022	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	21,750,898.195/64.0609%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	10,383,846.169/30.5826%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	1,773,462.471/5.2232%
AST Bond Portfolio 2023	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	11,358,136.729/73.9299%

157

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	3,573,208.918/23.2580%
AST Bond Portfolio 2024	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	250,000.000/48.8452%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	250,000.000/48.8452%
AST Capital Growth Asset Allocation	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	430,208,401.574/51.8385%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	366,108,945.655/44.1148%
AST ClearBridge Dividend Growth	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	54,988,115.588/44.3817%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	41,500,368.772/33.4956%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	20,488,705.237/16.5367%
AST Cohen & Steers Realty	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	36,339,759.021/40.5436%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	25,121,555.479/28.0276%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	24,028,503.136/26.8081%
AST Federated Aggressive Growth	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	27,906,247.274/41.9151%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	13,071,312.126/19.6331%

 158

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	6,213,690.688/9.3329%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	4,696,496.130/7.0541%
	AST Advanced Strategies Portfolio ATTN Ted Lockwood & Edward Campbell Gateway Center Two 6th Fl. Newark, NJ 07102	3,845,292.697/5.7756%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	3,387,307.792/5.0877%
AST FI Pyramis® Asset Allocation	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	145,223,147.988/74.2040%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	37,487,030.065/19.1546%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	12,976,523.146/6.6306%
AST First Trust Balanced Target	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	257,033,870.031/60.2099%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	143,337,105.950/33.5765%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	26,148,076.303/6.1252%
AST Franklin Templeton Founding Funds Allocation	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	250,756,274.701/64.1178%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	118,685,721.570/30.3477%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	21,321,728.804/5.4519%

159

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
AST Global Real Estate	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	47,941,372.589/77.0333%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	8,339,486.455/13.4001%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	5,132,717.583/8.2474%
AST Goldman Sachs Concentrated Growth	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	10,645,387.082/25.4114%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	8,822,399.421/21.0598%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,070,405.362/19.2647%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	4,012,312.937/9.5777%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	3,993,802.284/9.5335%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	2,538,173.038/6.0588%
AST Goldman Sachs Large-Cap Value	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	34,519,638.868/43.1532%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	13,044,861.628/16.3074%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	9,847,098.513/12.3099%

 160

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	8,824,315.853/11.0313%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	4,905,662.504/6.1326%
AST Goldman Sachs Mid-Cap Growth	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	44,414,539.572/39.4471%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	37,242,535.239/33.0772%
	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	12,096,294.896/10.7434%
AST Goldman Sachs Multi-Asset (formerly, AST Horizon Moderate Asset Allocation)	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	163,020,269.571/63.0454%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	81,645,390.112/31.5750%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	13,859,233.954/5.3598%
AST Goldman Sachs Small-Cap Value	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	16,842,897.097/32.6998%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	14,043,696.189/27.2653%
	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	4,751,175.851/9.2242%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	4,106,279.733/7.9722%

161

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	3,103,672.964/6.0257%
AST High Yield	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	56,914,320.806/28.3051%
	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	55,434,451.747/27.5692%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	28,600,423.396/14.2238%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	27,513,742.327/13.6834%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	18,467,887.248/9.1846%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	10,517,905.254/5.2309%
AST International Growth	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	52,148,017.798/22.7745%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	39,329,098.239/17.1761%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	36,340,872.970/15.8711%
	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	33,348,220.326/14.5641%

 162

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	19,425,230.211/8.4835%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	16,780,558.502/7.3285%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	14,598,925.066/6.3758%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	14,101,987.718/6.1587%
AST International Value	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	39,240,255.431/24.8918%
	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	35,571,478.606/22.5645%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	29,600,487.325/18.7769%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	14,617,104.639/9.2723%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	12,882,110.680/8.1717%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	9,818,771.353/6.2285%

163

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	9,355,846.202/5.9348%
AST Investment Grade Bond	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	139,298,135.820/49.0034%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	133,839,063.144/47.0830%
AST J.P. Morgan Global Thematic	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	156,575,393.543/67.9744%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	62,137,637.358/26.9759%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	11,620,797.327/5.0450%
AST J.P. Morgan International Equity	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	9,590,160.001/51.6560%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	7,737,604.403/41.6774%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	955,676.304/5.1476%
AST J.P. Morgan Strategic Opportunities	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	104,280,232.834/51.7844%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	85,501,898.072/42.4593%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	10,994,379.292/5.4597%
AST Jennison Large-Cap Growth	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	32,183,560.546/34.6355%

 164

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	24,135,550.006/25.9743%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	11,927,996.292/12.8367%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	7,480,578.475/8.0505%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	6,096,490.355/6.5610%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	5,479,052.701/5.8965%
AST Jennison Large-Cap Value	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	36,721,567.449/34.3241%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	27,709,214.636/25.9002%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	13,695,583.814/12.8014%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,224,731.771/7.6878%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	7,733,758.585/7.2288%

165

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
AST Large-Cap Value	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	32,405,640.936/26.1068%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	24,487,804.318/19.7280%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	17,444,829.143/14.0540%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	15,864,496.814/12.7808%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	12,128,221.280/9.7708%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	7,168,237.496/5.7749%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	6,771,670.023/5.4554%
AST Long Duration Bond Portfolio	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	1,168,140.121/66.0951%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	250,000.000/14.1454%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	250,000.000/14.1454%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	99,222.837/5.6142%
AST Lord Abbett Core Fixed Income	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	53,991,617.912/23.1199%

 166

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	46,581,077.511/19.9466%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	37,489,845.447/16.0536%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	30,124,086.691/12.8995%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	25,246,689.875/10.8109%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	22,645,606.759/9.6971%
AST Marsico Capital Growth	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	34,585,350.016/32.0964%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	23,353,193.162/21.6726%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	17,620,394.465/16.3523%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	9,377,333.952/8.7025%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,728,340.307/8.1002%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	5,502,677.919/5.1067%
AST MFS Global Equity	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	18,561,105.157/53.7736%

167

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	14,367,131.424/41.6232%
AST MFS Growth	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	44,613,053.025/30.4646%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	33,747,515.139/23.0449%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	19,770,017.186/13.5002%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	16,756,734.901/11.4426%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	10,650,059.063/7.2725%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,081,996.646/5.5189%
AST MFS Large-Cap Value	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	22,435,846.504/36.6658%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	16,862,917.343/27.5582%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,428,981.645/13.7751%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	4,807,835.575/7.8572%

 168

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	4,570,693.985/7.4697%
AST Mid-Cap Value	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	22,293,485.694/43.9375%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	7,602,710.999/14.9840%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	6,093,604.996/12.0097%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	5,326,818.876/10.4985%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	4,021,269.279/7.9254%
AST Money Market	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	955,323,135.070/46.9142%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	625,553,374.460/30.7198%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	220,782,008.160/10.8422%
AST Neuberger Berman Core Bond	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	19,619,459.845/31.6545%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	13,657,931.916/22.0360%

169

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	9,351,174.642/15.0874%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,250,146.438/13.3110%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	3,587,266.608/5.7878%
AST Neuberger Berman Mid-Cap Growth	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	10,269,681.024/37.1780%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	8,332,166.916/30.1639%
	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	3,723,871.778/13.4811%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	1,673,657.212/6.0589%
AST Neuberger Berman/LSV Mid-Cap Value	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	19,698,405.542/65.9260%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	8,951,415.184/29.9583%
AST New Discovery Asset Allocation	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	22,146,767.289/51.4581%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	18,051,384.145/41.9425%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	2,659,746.878/6.1799%
AST Parametric Emerging Markets Equity	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	26,647,365.142/27.7334%

 170

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	25,458,341.369/26.4959%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	17,051,425.318/17.7464%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	11,042,597.998/11.4927%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,343,220.766/8.6833%
AST PIMCO Limited Maturity Bond	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	60,083,546.581/55.2661%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	19,755,676.911/18.1717%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	12,292,951.513/11.3073%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,533,389.059/7.8492%
AST PIMCO Total Return Bond	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	196,542,293.716/29.1075%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	186,147,103.311/27.5680%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	92,424,052.541/13.6878%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	64,160,116.636/9.5020%

171

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	43,561,447.918/6.4514%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	38,754,362.696/5.7394%
AST Preservation Asset Allocation	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	368,185,849.915/57.5065%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	231,413,187.068/36.1441%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	37,147,068.712/5.8020%
AST Prudential Core Bond	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	130,302,917.843/33.6546%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	90,552,148.035/23.3877%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	61,088,179.951/15.7778%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	54,667,760.018/14.1196%
AST Prudential Growth Allocation (formerly, AST First Trust Capital Appreciation Target)	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	307,440,294.209/57.0878%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	205,376,210.709/38.1358%
AST QMA Emerging Markets Equity	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	20,146,247.323/51.6249%

 172

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,743,751.447/22.4059%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	6,599,222.043/16.9106%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	3,271,998.349/8.3845%
AST QMA US Equity Alpha	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	15,889,989.648/50.8545%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	9,263,973.234/29.6485%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	5,332,782.543/17.0671%
AST Quantitative Modeling	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	21,647,114.796/92.5625%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	1,729,995.749/7.3974%
AST RCM World Trends (formerly, AST Moderate Asset Allocation)	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	268,342,850.869/70.0506%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	89,152,432.748/23.2731%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	25,286,231.847/6.6009%
AST Schroders Global Tactical	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	204,207,626.812/71.1369%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	65,694,666.785/22.8851%

173

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	16,983,650.008/5.9164%
AST Schroders Multi-Asset World Strategies	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	173,287,317.693/63.1386%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	88,107,529.152/32.1027%
AST Small-Cap Growth	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	6,230,421.324/22.9545%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	5,887,275.156/21.6902%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	3,939,830.498/14.5153%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	2,978,109.923/10.9721%
	AST Advanced Strategies Portfolio ATTN Ted Lockwood & Edward Campbell Gateway Center Two 6th Fl. Newark, NJ 07102	2,336,037.772/8.6066%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	1,475,351.523/5.4356%
AST Small-Cap Value	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	20,301,301.162/32.3303%
	Advanced Series Trust AST Academic Strategies Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	9,540,354.188/15.1932%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	7,768,141.397/12.3710%

 174

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	5,872,556.617/9.3522%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	5,283,915.520/8.4148%
	AST Advanced Strategies Portfolio ATTN Ted Lockwood & Edward Campbell Gateway Center Two 6th Fl. Newark, NJ 07102	4,393,505.807/6.9968%
AST T. Rowe Price Asset Allocation	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	300,940,604.360/69.0895%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	102,660,050.650/23.5686%
	Pruco Life Insurance Company of New Jersey ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	31,386,594.646/7.2057%
AST T. Rowe Price Equity Income	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	72,829,774.054/29.7987%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	55,073,613.369/22.5337%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	27,191,500.807/11.1256%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	23,411,528.708/9.5790%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	21,225,173.828/8.6844%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	15,917,952.973/6.5129%

175

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	15,063,890.228/6.1635%
AST T. Rowe Price Large-Cap Growth	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	31,021,917.300/21.9597%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	28,791,159.792/20.3806%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	25,287,964.628/17.9008%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	23,407,763.616/16.5698%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	11,598,784.762/8.2105%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	7,372,355.699/5.2187%
AST T. Rowe Price Natural Resources	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	16,477,286.648/42.4607%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	12,927,076.624/33.3121%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	2,831,185.123/7.2957%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	2,139,114.908/5.5123%
AST Templeton Global Bond (formerly, AST T. Rowe Price Global Bond)	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	23,102,855.792/52.5376%

 176

Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	18,749,224.389/42.6371%
AST Wellington Management Hedged Equity	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	69,312,605.732/63.1348%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	29,534,609.964/26.9022%
AST Western Asset Core Plus Bond	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102q	69,336,180.746/24.4144%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	48,158,969.350/16.9576%
	Prudential Annuities Distributors, Inc. ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	42,177,752.182/14.8515%
	Pruco Life Insurance Company of Arizona ATTN Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102-0000	40,137,246.249/14.1330%
	Advanced Series Trust AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio) Gateway Center Three 100 Mulberry St. Newark, NJ 07102	32,690,146.476/11.5108%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	29,089,586.913/10.2429%
AST Western Asset Emerging Markets Debt	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	12,837,043.569/44.0111%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	9,372,945.597/32.1346%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	6,566,979.470/22.5145%

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FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended December 31, 2012 have been incorporated into this SAI by reference to the annual report to shareholders, have been derived from our financial statements that were audited by KPMG LLP, an independent registered public accounting firm. KPMG LLP's principal business address is 345 Park Avenue, New York, New York 10154.
The Fund's Annual Report, for the year ended December 31, 2012, can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

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PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI.
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO, AST ADVANCED STRATEGIES PORTFOLIO, AST HIGH YIELD PORTFOLIO, AST PIMCO LIMITED MATURITY BOND PORTFOLIO, AND AST PIMCO TOTAL RETURN BOND PORTFOLIO: With respect to money market futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Portfolio may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any).

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO: The Portfolio will have a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 28, 2013, largest company by market capitalization in the Russell 1000® Value Index had a capitalization of $418.7 billion and the median market capitalization was $5.5 billion.

The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities.

Although the Portfolio will invest primarily in publicly-traded US securities, it may invest in foreign securities, including securities quoted in foreign currencies and emerging country securities. The Portfolio may also invest in fixed income securities, such as government, corporate, and bank debt obligations.

AST COHEN & STEERS REALTY PORTFOLIO: Short sales may not at any one time exceed 25% of the Portfolio's net assets; the value of securities of any one issuer in which the Portfolio is short may not exceed the lesser of 2% of the Portfolio's net assets or 2% of the securities of any class of issuer.
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: The Portfolio will not engage in short sales if the market value of all Portfolio securities sold short would exceed 25% of net assets of the Portfolio. The value of the securities of any one issuer which may be shorted is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. Short sales against-the-box are not subject to these limits.
AST GLOBAL REAL ESTATE PORTFOLIO: The Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt.
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: The Portfolio will not invest more than 35% of net assets in bonds rated below investment grade. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under such contracts or options would exceed the value of the Portfolio's total assets. Forward foreign currency contracts may be invested in up to the market value of the Portfolio's assets.
AST NEUBERGER BERMAN CORE BOND PORTFOLIO: The Portfolio may invest a portion of its assets in bonds that are rated below investment grade. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Portfolio would experience a reduction in its income and could expect a decline in the market value of the bonds so affected.

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AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: The Portfolio may invest up to 25% of net assets in foreign currency-denominated securities and not publicly traded in the US The Portfolio will not invest more than 5% of assets in inverse floaters. The Portfolio will not enter into futures contracts or options on futures if the aggregate amount of the Portfolio's commitments under such contracts and options would exceed the value of the Portfolio's total assets. The Portfolio may invest in foreign forward currency contracts up to the value of the Portfolio's assets.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO: Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Portfolio's net assets. Premiums paid for foreign currency put options will not exceed 5% of the Portfolio's net assets. The Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of moe than 5% of its gross assets at the time the option is written. The Portfolio will not write puts having an aggregate exercise price of greater than 25% of net Portfolio assets. The Portfolio will not purchase options on stocks not held in the Portfolio's portfolio, and will not write call options on stocks or stock indices if after such purchase, the aggregate premiums paid for such options would exceed 20% of net Portfolio assets.
The Portfolio may make short sales of securities or maintain a short position, provided that when a short position is open the Portfolio owns an equal amount of such securities or securities convertible or exchangeable for securities of the same issuer (without payment of additional consideration). Not more than 25% of Portfolio's net assets may be subject to short sales; the Portfolio does not intend to have more than 5% of net assets (determined at the time of the short sale) subject to short sales against-the-box. The Portfolio has no present intention to commit more than 5% of gross assets to investing in debt securities.

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO: Investments in REITs will not exceed 5% of total Portfolio assets. Reverse repurchase agreements may not exceed 10% of total Portfolio assets. The Portfolio will not engage in leverage, and will not purchase additional securities while borrowings from banks exceed 5% of total Portfolio assets. The Portfolio will not enter into forward contracts, futures contracts or options unless it owns an offsetting position in securities, currencies, or other options, forward contracts or futures contracts or it has cash or liquid assets with value sufficient to covert its potential obligations. The Portfolio will not write options if, after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets, and will not purchase options if at the time of the investment the aggregate premiums paid for the options exceeds 5% of total Portfolio assets.
AST INTERNATIONAL VALUE PORTFOLIO: The Portfolio will not enter into futures and options where the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may invest up to 5% of total assets in fixed income securities which are unrated or rated below investment grade at either time of purchase or as a result of a reduction in rating after purchase.

AST LARGE-CAP VALUE PORTFOLIO: The Portfolio may borrow for temporary or emergency purposes in amounts not exceeding 10% of total Portfolio assets. No more than 25% of total Portfolio assets can be held as collateral for short sales at any one time.

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO: The Portfolio may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. The Portfolio may invest up to 5% of its net assets in securities issued by non-US entities and denominated in currencies other than the US dollar. The Portfolio, with respect to 5% of its net assets, may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates. The Portfolio, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Portfolio holds or intends to purchase. The Portfolio may invest up to 5% of its net assets in convertible securities. The Portfolio may invest up to 5% of its net assets in municipal bonds that, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. The Portfolio will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options, (2) may write covered put options to the extent that cover for such options does not exceed 15% of the Portfolio's net assets, and (3) may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Portfolio's net assets at the time an option is written. The Portfolio may invest up to 5% of its net assets in structured notes.

The Portfolio will not enter into short sales (except short sales against-the-box) if immediately after such sale the aggregate value of all collateral plus the amount in a segregated account exceeds one-third of the value of the Portfolio's net assets. The Portfolio will not enter into futures and related options that do not constitute bona fide hedging positions if, immediately thereafter, the aggregate initial margin deposits plus premiums paid by it for open options positions, less the amount by which such options are “in the money,” would exceed 5% of total Portfolio assets.

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The Portfolio may invest up to 10% of its net assets in Senior Loans. A Senior Loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the Agent) for a group of loan investors (Loan Investors). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.
Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from US or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.
AST BLACKROCK VALUE PORTFOLIO: The Portfolio may write call and put options up to 25% of net assets and may purchase put and call options so long as no more than 5% of net assets invested in premiums on such options. The Portfolio will not engage in OTC options if the amount invested by the Portfolio in other illiquid securities exceeds 15% of net Portfolio assets. The Portfolio will not invest more than 5% of assets in inverse floaters.
For some loans, such as revolving credit facility loans (revolvers), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. The Portfolio generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

AST MARSICO CAPITAL GROWTH PORTFOLIO: The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts would exceed the Portfolio's total assets. The Portfolio will not invest more than 5% in high yield/high risk (junk bonds) and mortgage and asset-backed securities. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into the transaction.
AST MID-CAP VALUE PORTFOLIO: The Portfolio may invest up to 25% of assets in more speculative convertible debt securities with a rating of, or equivalent of B or better by SP. The Portfolio may invest up to 5% of assets in junk bonds. The Portfolio may pledge, mortgage or hypothecate up to 20% of assets to secure permissible borrowings.

AST MONEY MARKET PORTFOLIO: The Portfolio may invest in certain government supported asset-backed notes, including but not limited to student loan short-term notes issued by Straight-A Funding LLC, in reliance on no-action relief issued by the Commission that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7. In the case of Straight-A Funding LLC, the liquidity facility provided by the Federal Financing Bank, an instrumentality of the US government acting under the supervision of the Secretary of the Treasury, is conditioned on Straight-A Funding LLC not being in bankruptcy and staying within specified funding limits.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: The subadviser will limit counterparties in OTC options transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. The Portfolio will generally not enter into a foreign forward contract with a term of greater than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net Portfolio assets.

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO: The Portfolio will limit counterparties in OTC options transactions to dealers with at least $20 million in net worth as reported in their latest financial statements. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 15% limitation on lower-rated debt securities. The Portfolio may not purchase any foreign currency-denominated securities if, after such purchase more than 10% of total Portfolio assets would be invested in such securities. Where the Portfolio engages in foreign forward currency contracts for hedging purposes, it will not enter in such contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. The Portfolio will generally not enter into foreign forward currency contracts with a term of greater than one year.

The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets. The Portfolio may invest up to 5% of net assets in zero coupon bonds.

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AST SMALL-CAP GROWTH PORTFOLIO: The Portfolio may not purchase any foreign-currency denominated securities if after such purchase more than 10% of total assets would be invested in such securities. The Portfolio will generally not enter into a foreign forward contract with a duration of more than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets.
AST SMALL-CAP VALUE PORTFOLIO: The Portfolio's investments in junk bonds are limited to 5% of total assets. The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets.
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options.

The Portfolio may also invest in TIPS, or Treasury Inflation-Protected Securities. TIPS are inflation-linked securities issued by the US government. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Inflation linked bonds are also issued by corporations, US government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the portfolio.

AST TEMPLETON GLOBAL BOND PORTFOLIO: The Portfolio may invest up to 25% of assets in below investment-grade high risk bonds and invest up to 100% of its assets in emerging market securities. The Portfolio may invest up to 30% of its assets in mortgage-backed and asset-backed securities. The Portfolio will generally not invest more than 5% of its assets in any individual corporate issuer. However, the Portfolio may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that the bank has a short term credit rating of A1+ (or if unrated, the equivalent as determined by the subadviser); and the Portfolio may not maintain more than 10% of total assets with any single bank. The Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Fund's custodian or subcustodians. To hedge risks, or for the purpose of enhancing returns, the Portfolio may invest in exchange traded and over-the-counter currency options, options on currency futures, fixed income total return swaps, options on credit default swaps, credit linked notes, CDOs (all tranches), CLOs (all tranches) and inflation index swaps.  The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options.

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO: The Portfolio may invest up to 5% of assets in warrants and rights. The Portfolio may invest up to 15% of total assets in securities of foreign issuers. The Portfolio will not sell a call or put option written by it if, as a result of the sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call or put options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The aggregate cost of all outstanding options purchased and held by the Portfolio, including options on market indices, will at no time exceed 10% of the Portfolio's total assets.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options. The Portfolio may invest up to 50% of total assets in US dollar-denominated and non-US dollar-denominated securities of foreign issuers.
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO: The Portfolio intends to use futures, forward agreements, options, swaps and other derivatives (collectively Derivatives) to the extent permitted by the prospectus and shall not be limited by any contrary disclosure contained in Part II. The Portfolio is not subject to the “Limitation on Currency Hedging” discussed in Part II and may engage in such hedging to the extent permitted by the 1940 Act.

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AST INTERNATIONAL GROWTH PORTFOLIO: The Portfolio may invest up to 10% of assets in zero coupon bonds, pay-in-kind and step securities.
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO: The Portfolio will seek to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index.
Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.
The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments [over a short period of time] and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market [over a short period of time], the Portfolio intends to purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy will also involve the sale of call options on the S&P 500 Index and the sale of a deeper “ out-of-the-money” put option on the S&P 500 Index with respect to a significant portion of the Portfolio's common stock holdings. The Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Portfolio's common stock holdings.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

Money Market Portfolio: AST Money Market Portfolio (the Money Market Portfolio) may choose to invest in certain government-supported asset-backed notes, including but not limited to student loan short-term notes issued by Straight-A Funding LLC, in reliance on no-action relief issued by the Commission that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7. In the case of Straight-A Funding LLC, the liquidity facility provided by the Federal Financing Bank, an instrumentality of the US government acting under the supervision of the Secretary of the Treasury, is conditioned on Straight-A Funding LLC not being in bankruptcy and staying within specified funding limits.

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BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1∕3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”
A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield on a Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so, except for portfolios managed by PIMCO.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the Investment Managers will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the

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security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the Investment Managers in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant ( a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Managers by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Investment Managers may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Investment Managers may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Investment Managers believe such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the Investment Managers may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.
CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of US banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.

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As in the case of junk bonds, the Corporate Loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

A Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

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EXCHANGE-TRADED FUNDS. Each Portfolio may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.
HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.
INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)

The Investment Managers recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 (FAS 140). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Portfolio sells a municipal bond to a special purpose trust in order to create an inverse floater which the Portfolio receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Portfolio receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Portfolio to leverage risk, they do not constitute borrowings for purposes of the Portfolio's restrictions on borrowings. The application of the provisions of FAS 140 with respect to inverse floaters otherwise acquired by the Portfolio is not currently subject to this reevaluation.

Future financial statements for a Portfolio will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Portfolio will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Portfolio also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Portfolio's expense ratio to increase. However, neither the Portfolio's net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Portfolio (instead of only the interest the Portfolio received on the inverse floater certificates it held directly).
To the extent that a Portfolio owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Portfolio's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Portfolio's liabilities. The Portfolio's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.

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INITIAL PUBLIC OFFERINGS. Each Portfolio may invest in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.

PARTICIPATION NOTES. Participation Note (P-Notes) are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Fund.

SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “ seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash

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settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Managers to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio's portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.
Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.

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NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it. A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors In Derivatives”.
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates.
Types of Options. A Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

A Portfolio will write only “ covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

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Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.

FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.
A Portfolio may only write “ covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.
With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

Each Portfolio except AST Schroders Global Tactical Portfolio has filed a notice of exemption from regulation as a “commodity pool,” and the Investment Managers have filed a notice of exemption from registration as a “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA). Effective December 31, 2012, in order to continue to claim the “commodity pool” exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net

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notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
The CFTC has adopted amendments to its rules that, based on the trading strategy for AST Schroders Global Tactical Portfolio, the Portfolio shall be considered a “commodity pool” and the Investment Managers shall be considered a “ commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations may increase the Portfolio's gross expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the Portfolio is uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodities by investment companies. The Portfolio and the Investment Managers are continuing to analyze the effect of these rules changes on the Portfolio.
FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, except for portfolios managed by PIMCO, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or

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has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Investment Managers believe that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:
Leverage Risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

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Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

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Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Managers anticipate the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Portfolios invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolios' investments.
DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Investment Managers of equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.
A Portfolio will generally make such investments only when the Investment Managers believe it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.

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ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investment determined not to be readily marketable. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (5% for the Money Market Portfolio), for example as a result of market developments or redemptions.
Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% and 5% limits.
Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of a Portfolio's assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.

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Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. SEE ALSO “INVESTMENTS IN OTHER INVESTMENT COMPANIES.”
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, Portfolios may be withdrawn from the People's Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be

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among the leading companies or have actively traded securities. The Investment Company Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange-traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio).

Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments in a Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Investment Managers believe are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:

■	Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
■	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
■	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
■	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
■	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
■	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, certificates of deposit, short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, US and foreign corporations.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such

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securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.
In September 2008, the US Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the US Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

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Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

REAL ESTATE INVESTMENT TRUSTS (REITS). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

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REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
SECURITIES LENDING. Consistent with applicable regulatory requirements, a Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Portfolio do not exceed in the aggregate 33 1∕3% of the value of a Portfolio's total assets and provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.
A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Portfolio. On termination of the loan, the borrower is required to return the securities to a Portfolio, and any gain or loss in the market price during the loan would inure to a Portfolio. Since voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in the securities which are the subject of the loan. A Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

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SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Investment Managers believe that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Investment Managers’ judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Investment Managers does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Investment Managers believe that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short

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sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Portfolio and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices(reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or

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decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Only the Jennison Value Portfolio may invest in TRAINS. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

US GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. US Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

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Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
Certain Funds may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not US Government securities.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

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In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the US because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. In the event that the fair valuation of a security results in a change of $0.01 or more to a Portfolio’s NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Portfolio’s daily NAV, the Board of Trustees shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting. Also, the Board of Trustees receives, on an interim basis, minutes of the meetings of the Fund’s Valuation Committee that occur between regularly scheduled Board meetings.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. As explained below, the Money Market Portfolio uses the amortized cost method of valuation, which is designed to permit the Money Market Portfolio to maintain a stable NAV of $1 per share. Although the price of each share is designed to remain the same, the Money Market Portfolio issues additional shares when dividends are declared.
To determine a Portfolio's NAV, its holdings are valued as follows:

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Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
TAXATION

This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Fund. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

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Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Fund intends to satisfy these ownership conditions. Further, the Fund intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Fund and its shareholders is found in the section of the Prospectus entitled “Federal Income Taxes.” No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
DISCLOSURE OF PORTFOLIO HOLDINGS
PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO. Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website. Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Portfolio's first and third fiscal quarters. In addition, the Fund may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Fund may also release each Portfolio's top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.
In addition to the forgoing, the AST Quantitative Modeling Portfolio may disclose on its website on both the 15th day of each month and the last day of each month a percentage breakdown of its assets that are invested in Equity Underlying Portfolios (as defined in its Prospectus) versus Debt-Money Market Underlying Portfolios (as defined in its Prospectus). Such information for the AST Quantitative Modeling Portfolio shall be as of a date at least five calendar days prior to its release. If the 15th day or the last day of any particular month is a non-business day, such holdings information for the AST Quantitative Modeling Portfolio shall be provided as of the immediately preceding business day.
MONEY MARKET PORTFOLIO. The Money Market Portfolio will post on its website a list of its portfolio holdings and certain other information on a monthly basis within five business days from month-end. The Money Market Portfolio will make a monthly filing with the SEC on Form N-MFP within five business days from month-end. This filing will contain complete portfolio holdings, all the information required in the monthly website postings and certain additional information about individual securities and the portfolio as a whole. The information in Form N-MFP will be made publicly available by the SEC 60 days after the end of the month to which the information pertains.
When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

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3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Portfolio holdings information.
6. PI's Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Fund will provide:
1. Traditional External Recipients/Vendors
■	Neuberger Berman Fixed Income, LLC uses a third party called Syntel Inc. to assist with the custodial reconciliation process.
■	Full holdings on a daily basis to RiskMetrics Group, Broadridge and Glass, Lewis & Co (proxy voting administrator/agents) at the end of each day;
■	Full holdings on a daily basis to RickMetrics Group (securities class action claims services administrator) at the end of each day;

■	Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified n the Fund's prospectus), Custodian Bank (Bank of New York and/or PNC, as applicable), sub-custodian (Citibank, NA (foreign sub-custodian)) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;

■	Full holdings to a Portfolio's independent registered public accounting firm (KPMG LLP) as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis; and
■	Full holdings to financial printers (RR Donnelly and/or VG Reed, as applicable) as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
■	Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
■	Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (analytical services/investment research providers) at the end of each day;
■	Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Funds and selected Prudential Investments Funds only);
■	Full holdings on a quarterly basis to Plexus (review of brokerage transactions) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings on a monthly basis to Advanced Quantitative Consulting (AQC) (attribution analysis) (AST Academic Strategies Asset Allocation Portfolio only) as soon as practicable following the close of each calendar month;
■	Full holdings on a daily basis to Brown Brothers Harriman & Co. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Investment Technology Group, Inc. (analytical services) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Markit WSO Corporation (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to State Street Bank and Trust Company (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day.

■	Full holdings on a daily basis to Glass, Lewis & Co. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

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In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of Trustees of the Fund has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.
The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.
There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect a Portfolio from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING

The Board has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Fund authorizes the Investment Managers to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Investment Managers and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Investment Managers and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Investment Managers or their affiliates.
The Investment Managers delegate to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.

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The Investment Managers and the Board expect that the subadviser will notify the Investment Managers and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Investment Managers expect that the subadviser will deliver to the Investment Managers, or their appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Fund’s website and on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Investment Managers, investment subadviser(s) and Distributor (if any) have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.

LICENSES & MISCELLANEOUS INFORMATION

Standard & Poor’s and S&P are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”).   The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM are products of S&P Dow Jones Indices LLC and have been licensed for use by First Trust.  The AST First Trust Balanced Target Portfolio (“the Portfolio”) is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM to track general market performance.  S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices.  The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the Portfolio.  S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM.  Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be managed.   S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES,

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WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
“VALUE LINE®,” “THE VALUE LINE INVESTMENT SURVEY” AND “VALUE LINE TIMELINESS RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE PORTFOLIO IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. (“VALUE LINE”). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.
“Value Line Publishing, Inc.'s” (VLPI) only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the System), which is composed by VLPI without regard to First Trust, the Portfolio, the Fund or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Portfolio into consideration in composing the System. The Portfolio results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Portfolio or the timing of the issuance for sale of the Portfolio or in the calculation of the equations by which the Portfolio is to be converted into cash.
VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PORTFOLIO AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE PORTFOLIO AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PORTFOLIO AND/OR THE FUND.
“NYSE®” and “NYSE International 100 Index®” are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The Portfolio, which use a strategy based in part on the NYSE International 100 Index®, are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.
NYSE Group, Inc. has no relationship to the Portfolio or First Trust other than the licensing of NYSE International 100 Index® (the Index) and its registered trademarks for use in connection with the Portfolio.

NYSE Group, Inc. and its affiliates do not:

■	Sponsor, endorse, sell or promote the Portfolio.
■	Recommend that any person invest in the Portfolio or any other securities.
■	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Portfolio.
■	Have any responsibility or liability for the administration, management or marketing of the Portfolio.
■	Consider the needs of the Portfolio or the Contract owners of the Portfolio in determining, composing or calculating the NYSE International 100 Index® or have any obligation to do so.
Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the Portfolio or the Fund. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:
■	The results to be obtained by the Portfolio, the Contract owner of the Portfolio or any other person in connection with the use of the Index and the data included in the Index;

■	The accuracy or completeness of the Index and its data;
■	The merchantability and the fitness for a particular purpose or use of the Index and its data;
■	NYSE Group, Inc. and its affiliates will have no liability for any errors, omissions or interruptions in the Index or its data.
Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

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The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the Portfolio or any other third parties.

APPENDIX I: DESCRIPTION OF BOND RATINGS
STANDARD & POOR'S RATINGS SERVICES (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories
Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on Portfolios employed.
■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.

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PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.
FITCH, INC.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
ALPHASIMPLEX GROUP, LLC
The Adviser believes that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. However, the Adviser expects that the securities in which it will invest on behalf of the Fund (e.g., futures and forwards) will not have voting rights, and therefore, the Adviser does not expect to vote proxies for securities held by the Fund. If the Adviser does vote proxies with respect to the Fund's investments, it will vote in a manner that is consistent with what it believes to be the best interests of the Fund.
AQR CAPITAL MANAGEMENT, LLC (“ AQR”) AND CNH PARTNERS, LLC (“CNH”)
Proxy Policy
1. GENERAL. Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy their duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of their clients, and must never put the adviser's own interests above those of their clients.
These written policies and procedures are designed to reasonably ensure that AQR and CNH votes proxies in the best interest of clients over whom AQR and CNH has voting authority; and describes how AQR and CNH addresses material conflicts between their interests and those of their clients with respect to proxy voting.
2. PROXY GUIDELINES. Generally, AQR and CNH will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR and CNH for voting proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR and CNH will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR and CNH will not be influenced by outside sources whose interests conflict with the interests of their Clients.
In addition, unless prior approval is obtained from AQR and CNH's CCO the following must be adhered to:
(a) AQR and CNH shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR and CNH's concerns for their advisory clients' interests and not for an attempt to influence or control management.
(b) AQR and CNH will not announce their voting intentions and the reasons therefore.
(c) AQR and CNH shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
AQR or CNH has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR or CNH will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR or CNH cannot vote proxies.
For example:
■	If the cost of voting a proxy outweighs the benefit of voting, AQR or CNH may refrain from processing that vote.
■	AQR or CNH may not be given enough time to process the vote. For example ISS through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.
■	If AQR or CNH have outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR or CNH may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR or CNH ultimately may decide not to vote those shares.
■	AQR and CNH will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR or CNH may vote against an agenda item where no further information is provided, particularly in non-US markets. AQR or CNH may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR or CNH, as applicable, is not in favor of electing a director and there is no provision for voting against such director.

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If an AQR or CNH portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR and CNH will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.
AQR and CNH will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.
3. PROXY PROCEDURES. AQR and CNH have engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with their own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR and CNH. The CCO shall supervise the proxy voting process.
Upon request, AQR or CNH, as applicable will furnish a copy of the policies and procedures to the requesting client and information on how the client's proxies were voted.
4. CONFLICTS OF INTEREST. Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR or CNH has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR or CNH's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR or CNH (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.
BLACKROCK
These guidelines should be read in conjunction with BlackRock's Global Corporate Governance and Engagement Principles.

Introduction. BlackRock, Inc. and its subsidiaries (collectively, BlackRock) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the Guidelines) are intended to summarize BlackRock's general philosophy and approach to issues that may commonly arise in the proxy voting context for US Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting Guidelines. These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.
The six key themes are:
■	Boards and directors
■	Auditors and audit-related issues
■	Capital structure, mergers, asset sales and other special transactions
■	Remuneration and benefits
■	Social, ethical and environmental issues
■	General corporate governance matters
BOARDS AND DIRECTORS.
Director elections. BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:
■	Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders' fundamental rights or long-term economic interests.

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■	Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.
BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

■	An insider or affiliated outsider who sits on any of the board's key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board's complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the US stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

■	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.
■	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.
■	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.
■	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.
■	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.
■	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.
■	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.
BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:
■	Where BlackRock obtains evidence that casts significant doubt on a director's qualifications or ability to represent shareholders.
■	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.
■	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.
Age limits/term limits. We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.
Board size. We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board's effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
Classified board of directors/staggered terms. A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).
We believe that classification of the board dilutes shareholders' right to evaluate promptly a board's performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.
Cumulative voting for directors. Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.
BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.
Director compensation and equity programs. We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company's long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such

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compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company's and director's unique circumstances.
Indemnification of directors and officers. We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company's ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.
Independent board composition. We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.
Liability insurance for directors and officers. Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company following the same approach described above with respect to indemnification.
Limits on director removal. Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders' rights.
Majority vote requirements. BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Separation of chairman and CEO positions. We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director's position and overall corporate governance of the company in such cases.
Shareholder access to the proxy. We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders' ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.
We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.
AUDITORS AND AUDIT-RELATED ISSUES. BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company's financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee's members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

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CAPITAL STRUCTURE, MERGERS, ASSET SALES AND OTHER SPECIAL TRANSACTIONS. In reviewing merger and asset sale proposals, BlackRock's primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:
■	Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company's trading price. In order to filter out the effects of pre-merger news leaks on the parties' share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties' financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.
■	Strategic reason for transaction: There should be a favorable business reason for the combination.
■	Board approval/transaction history: Unanimous board approval and arm's-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm's-length bidding process to evaluate the likelihood that a transaction is in shareholders' interests. We also seek to ensure that executive and/or board members' financial interests in a given transaction do not affect their ability to place shareholders' interests before their own.
■	Financial advisors' fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders' interests were sufficiently protected in the merger process.
Anti-greenmail provisions. Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.
Blank check preferred. See Preferred Stock.

Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the US, and may restrict management's ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).
Equal voting rights. BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.
However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company's history of responsiveness to shareholders in determining whether support of such a measure is appropriate.
Fair price provisions. Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.
Increase in authorized common shares. BlackRock considers industry specific norms in our analysis of these proposals, as well as a company's history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm's business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

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Increase or issuance of preferred stock. These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.
However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board's discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.
Poison pill plans. Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.
Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable 'qualifying offer clause.' Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
Stock splits and reverse stock splits. We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company's authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
REMUNERATION AND BENEFITS. We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company's history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports. BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as Say-on-Pay). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports. In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee

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members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.
Claw back proposals. Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive's role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans. An employee stock purchase plan (ESPP) gives the issuer's employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees' interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans. BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company's executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.
Golden parachutes. Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.
We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive's current compensation.
Option exchanges. BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.
Pay-for-performance plans. In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company's top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Pay-for-superior-performance. These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company's compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans. BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

SOCIAL, ETHICAL AND ENVIRONMENTAL ISSUES. See Global Corporate Governance and Engagement Principles.
GENERAL CORPORATE GOVERNANCE MATTERS.

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Adjourn meeting to solicit additional votes. We generally support such proposals when the agenda contains items that we judge to be in shareholders' best long-term economic interests.
Bundled proposals. We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.
Change name of corporation. We typically defer to management with respect to appropriate corporate names.
Confidential voting. Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.
Other business. We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation. Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Shareholders' right to call a special meeting or act by written consent. In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.
Simple majority voting. We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders' ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.
Stakeholder provisions. Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board's fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.
BRADFORD AND MARZEC LLC

As a fixed income only investment manager, Bradford and Marzec LLC does not participate in corporate governance issues or proxy voting.

BROWN ADVISORY, LLC
Brown Advisory shall vote proxies consistent with its Proxy Policy, a summary of which follows.  Generally, the firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues.  Clients may, at any time, opt to change voting authorization.  Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward such materials to the party identified by client.

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Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’ s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors:  Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors:  Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure:  Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.
Non-Routine Matters
Corporate Restructurings, Mergers and Acquisitions:  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights:  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues:  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the firm.
 Executive Compensation:  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues:  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted.  The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy.  The firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts:  The firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters:  If the firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, the firm may abstain.  The firm may also abstain from voting proxies in other circumstances, including, for example, if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

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CLEARBRIDGE INVESTMENTS, LLC.
Proxy Voting Guidelines Procedures Summary. ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.
ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge's Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge's business relationships or the personal or business relationships of other Legg Mason units' employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.
ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.
ClearBridge's Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.
COHEN & STEERS CAPITAL MANAGEMENT, INC.

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General Proxy Voting Guidelines
Objectives
Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:
■	Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.
■	Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.
■	Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.
General Principles
In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.
■	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
■	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
■	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
■	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.
■	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.
■	Voting rights shall not automatically be exercised in favor of management-supported proposals.
■	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.
General Guidelines
Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:
■	Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.
■	Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
■	Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).
Specific Guidelines
Uncontested Director Elections
Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:
■	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
■	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

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■	Whether the board ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;
■	Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
■	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;
■	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;
■	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;
■	Whether the nominee is the chairperson of more than one publicly-traded company;
■	Whether the nominee serves on more than four public company boards;
■	Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;
■	Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;
■	Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;
■	Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;
■	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
■	Failure to replace management as appropriate; and
■	Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Proxy Access
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).
Proxy Contests
Director Nominees in a Contested Election
By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.
Reimbursement of Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.
Ratification of Auditors
We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

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We vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.
Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
Takeover Defenses
While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:
Shareholder Rights Plans
We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders.
We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.
Greenmail
We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Unequal Voting Rights
Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Classified Boards
We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies. In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.
Cumulative Voting
Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-staggered boards.
Shareholder Ability to Call Special Meeting
Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

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Shareholder Ability to Act by Written Consent
We generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
Shareholder Ability to Alter the Size of the Board
We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.
Miscellaneous Board Provisions
Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles. We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
Majority of Independent Directors
We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Independent Committees
We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.
Stock Ownership Requirements
We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.
Term of Office
We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

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We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
We also vote for management proposals to adopt confidential voting.
Bundled Proposals
We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:
■	creates a blank check preferred stock; or
■	establishes classes of stock with superior voting rights.
Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that

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(i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights
We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.
We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company's outstanding capital.
Dual Class Capitalizations
Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.
Restructurings/Recapitalizations
We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, we consider the following issues:
■	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
■	change in control—will the transaction result in a change in control of the company?
■	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.
Executive and Director Compensation
Executive Compensation (“Say on Pay”)
Votes regarding shareholder “ say on pay” are determined on a case-by-case basis. Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group. We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

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Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

■	Excessive perquisites or tax gross-ups;

■	New or extended agreements that provide for:CIC payments exceeding 3 times base salary and bonus;CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);CIC payments with excise tax gross-ups (including “modified” gross-ups).
Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.
If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.
We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company's golden parachute compensation. Features that may lead to a vote against include:

■	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

■	Recently adopted or materially amended agreements that include excessive excise tax gross-up provisions (since prior annual meeting);

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■	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

■	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

■	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

■	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

■	In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

■	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans
We vote for proposals to implement a 401(k) savings plan for employees.
Employee Stock Purchase Plans
We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.
Option Expensing
We vote for shareholder proposals to expense fixed-price options.
Vesting
We believe that restricted stock awards normally should vest over at least a two-year period.
Option Repricing
Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.
Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
Recoup Bonuses
We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
Incorporation
Reincorporation Outside of the United States
Generally, we will vote against companies looking to reincorporate outside of the US
Voting on State Takeover Statutes
We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we

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evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.
Voting on Reincorporation Proposals
Proposals to change a company’ s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
Mergers and Corporate Restructurings
Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.
Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Appraisal Rights
We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
Changing Corporate Name
We vote for changing the corporate name.
Shareholder Rights
Our position on the rights of shareholders is as follows:

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■	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.
■	Shareholders are entitled to submit questions to company management.
■	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.
■	Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.
Environmental and Social Issues
We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):
■	Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;
■	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;
■	Whether the subject of the proposal is best left to the discretion of the board;
■	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
■	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
■	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
■	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
■	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
■	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
CoreCommodity MANAGEMENT, LLC (CoreCommodity)
CoreCommodity may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.
General Guidelines
We rely on Institutional Shareholder Services (ISS), a division of RiskMetrics Group, to research, vote and record all proxy ballots for accounts over which we have proxy voting authority. We have adopted the ISS US Proxy Voting Guidelines, as may be amended from time to time.
In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to consider all aspects of our vote that could affect the value of the investment and we vote proxies in the manner that we believe is consistent with efforts to maximize the value of our clients’ accounts. We do not necessarily have an obligation to vote every proxy; for example we may forego voting proxies if the account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the account. We only vote the proxies delivered to us from custodians and do not vote proxies for shares that are out on loan to third parties, and do not seek to recall such shares in order to vote them.
How We Vote
We generally vote proxies in accordance with the ISS recommendations, and have informed ISS to vote in accordance with these recommendations unless otherwise specified by us. A portfolio manager may request that securities under his management be voted differently from the ISS recommendations if he believes that such a vote would be in the best interest of the applicable client(s). Such vote requests will be subject to the conflict of interest review described below.
Conflicts Of Interest

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In furtherance of our goal to vote proxies in the best interests of our clients, we follow procedures designed to identify and address material conflicts that may arise between our interests and those of our clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.
Procedures for Identifying Conflicts of Interest
We rely on the following to seek to identify conflicts of interest:
Personnel are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CoreCommodity with respect to voting proxies on behalf of Accounts both as a result of a personal relationship and due to special circumstances that may arise during the conduct of our business, and (ii) to bring conflicts of interest of which they become aware to the attention of our compliance officer.
CoreCommodity is deemed to have a material conflict of interest in voting proxies relating to issuers that are our clients and that have historically accounted for or are projected to account for a material percentage of our annual revenues.
CoreCommodity shall not vote proxies relating to issuers on such list on behalf of Accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented.
C.S. McKee, L.P.
Proxy Voting Policy
Objective: The objective of our proxy voting process is to maximize the long-term investment performance of our clients.
Policy: It is our policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is our policy to vote against these proposals. Examples of proposals which could negatively impact shareholder interests include, but are not limited to the following:
1. Anti-takeover amendments such as fair price provisions and staggered board provisions.
2. Poison pill provisions designed to discourage another entity from seeking control.
3. Greenmail attempts.
4. Golden parachutes and related management entrenchment measures.
5. Oversized stock option grants and strike price revisions.
Procedure: Our procedure for processing proxy statements is as follows:
1. Upon receipt, all proxy material will be forwarded to the Investment Administrative Assistant for his/her review. Specifically, proxies will be reviewed for material conflict of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.
2. If the proxy proposals are routine and contain no proposals adverse to the investment interests of our clients, the Investment Administrative Assistant will vote the resolutions in favor of management. The vote will be reviewed and signed by the CIO, or in his/her absence, by the senior equity portfolio manager.
3. If non-routine proposals or proposals considered to have a potentially negative investment performance impact are discovered, the Chief Investment Officer will review the particular resolutions thoroughly with the equity manager responsible for the investment.
4. After this review, if the Chief Investment Officer determines that specific proposals could have a negative investment performance effect, he will vote against those proposals.
5. The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.
6. Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant.
7. The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.

EARNEST PARTNERS LLC
Proxy Policies

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As a general rule, EARNEST Partners (the Adviser) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
■	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
■	The Adviser will not announce its voting intentions or the reasons for a particular vote.
■	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
■	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
■	All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
Proxy Procedures
The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.
EMERALD MUTUAL FUND ADVISERS TRUST
EMERALD ADVISERS, INC.

The following summary of voting policies applies to all proxies which either Emerald or Emerald Advisers, Inc. (collectively, EAI) is entitled to vote. In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner. EAI generally votes on various issues as described below.

I. Boards of Directors
A. Election of Directors. EAI has adopted the following policies regarding election of Directors:
■	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
■	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
■	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

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■	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.
■	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
■	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants. EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.
D. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. EAI believes that preemptive rights would not add value to shareholders and would vote against such shareholder proposals.
II. Corporate Governance Issues
A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. Policy: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.
B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are generally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.
1. Classification of the Board of Directors: Policy: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.
2. Shareholder Rights Plans (Poison Pills): Anti-acquisition proposals of this sort come in a variety of forms. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Policy: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.
3. Unequal Voting Rights: A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Policy: Vote Against proposals creating different classes of stock with unequal voting privileges.
4. Supermajority Clauses: These are implemented by management requiring that an overly large proportion of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Policy: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.
5. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares. EAI will support management if it has a stated purpose for increasing the authorized number of common and preferred stock. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. Policy: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination.
b. Creation of new classes of stock. Managements have proposed authorizing shares of new classes of stock, usually preferred stock, which the Board would be able to issue at their discretion. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Policy: EAI would vote Against management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.
c. Compensation Plans (Incentive Plans). Policy: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to unduly benefit members of executive management in the event of an acquisition.

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d. Cumulative Voting. Cumulative voting tends to serve special interests and not those of shareholders. Policy: EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.
III. Other Issues
On other major issues involving questions of community interest or social concerns, EAI generally supports the position of management with certain exceptions involving companies in South Africa or Northern Ireland where EAI actively encourages corporations to act to promote responsible corporate activity.
EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.
EPOCH INVESTMENT PARTNERS, INC.
Proxy Voting and Class Action Monitoring Policy
Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.
Epoch does not complete proofs-of-claim on behalf of clients for current or historical holdings; however, Epoch will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services, Inc. (ISS). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voting consistent with the Firm’s fiduciary duties.

Procedures for Lent Securities and Issuers in Share-blocking Countries
At times, neither Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those clients have adopted a securities lending program. The Firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the client that neither the Firm nor ISS is able to vote the proxy until the client recalls the lent security.

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel. If the decision is made to vote, the Firm will process votes through ISS unless other action is required as detailed in this policy.

Procedures for Specific Conflicts of Interest

Conflict Scenario 1: In the event that Epoch intends to deviate from the proxy voting recommendation of ISS and if an EPHC Board Member is also a board member of the public company with the proxy being voted upon, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.
Conflict Scenario 2: In the event that Epoch intends to deviate from the proxy voting recommendation of ISS and where the public company is an entity that Epoch has a significant business relationship, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

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For the purpose of this policy, a “significant business relationship” means (a) a broker-dealer that comprises 10 percent or more of the Firm’s total dollar amount of transaction flow for the prior 12 months; (b) a firm that is the sponsor of a wrap program or managed account platform for which Epoch is currently a manager but only to the extent that Firm’s revenue from such program or platform exceeds 10% of the Firm’s total revenue; (c) a Client that is a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm; and (d) a Client that is a 401(k) plan or defined benefit plan for a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm.
Procedures for Proxy Solicitation
In the event that any officer or employee of Epoch receives a request to reveal or disclose of Epoch’s voting intention on a specific proxy event, then the officer or employee must forward the solicitation onto the Chief Compliance Officer.

Procedures for Voting Disclosure
Upon request, Epoch will provide clients with their specific proxy voting history.
Recordkeeping
Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:
The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.
Proxy voting records:

The proxy voting record periodically provided by ISS.

Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.
Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.
FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

The general policy of Federated Equity Management Company of Pennsylvania, (the “subadviser”) general policy is to cast proxy votes in favor of proposals that the subadviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the subadviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.
The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the subadviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the subadviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company's audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would

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reduce the rights or preferences of the securities being voted); ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a poison pill). The subadviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).
On matters of capital structure, generally the subadviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The subadviser will generally vote against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the subadviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the subadviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The subadviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The subadviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the subadviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the subadviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the subadviser typically votes against such measures in other contexts.
The subadviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The subadviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.
In addition, the subadviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the subadviser will not vote proxies for such shares.
Proxy Voting Procedures. The subadviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the subadviser by the Board in accordance with the proxy voting policies. The subadviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the subadviser's general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.
Conflicts of Interest. The subadviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the subadviser or Distributor. This may occur where a significant business relationship exists between the subadviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”
The subadviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the subadviser have influenced proxy votes. Any employee of the subadviser who is contacted by an Interested Company regarding proxies to be voted by the subadviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the subadviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested

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Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the subadviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the subadviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.
If the Fund holds shares of another investment company for which the subadviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the subadviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

FIRST TRUST ADVISORS L.P.

First Trust Advisors L.P. (First Trust) serves as investment adviser providing discretionary investment advisory services for separate managed accounts, ERISA accounts and open- and closed-end investment companies (the “ Clients”). As part of these services, First Trust may have responsibility for proxy voting and related duties. In fulfilling these duties, First Trust has adopted the following policies and procedures:
1. It is First Trust's policy to seek and to ensure that proxies are voted on securities in a Client's account consistently and solely in the best economic interests of the Client.
2. First Trust shall be responsible for the oversight of Client proxy voting processes and shall assign a senior member of its staff to be responsible for this oversight.
3. First Trust has engaged the services of ISS to make recommendations to First Trust on the voting of proxies related to securities held by Clients. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.
4. First Trust shall review the ISS recommendations and generally will vote proxies in accordance with such recommendations. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Client. In addition, whenever a conflict of interest arises between ISS and a company subject to a proxy vote, First Trust will vote the proxy without using the analyses of ISS and will consider the recommendation of the company and what First Trust believes to be in the best interests of the Client. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the respective Client with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. With respect to open- and closed-end funds and variable annuity sub-accounts, if there is a conflict of interest between fund shareholders and FTA, the fund's principal underwriter, or sub-adviser, if applicable, FTA will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.
5. If First Trust manages the assets or pension fund of a company and any of First Trust's Clients hold any securities in that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.
6. If a Client requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Client that it is not able to follow the Client's request.

7. FTA will monitor changes to the ISS guidelines to determine that such guidelines continue to result in a voting policy that is in the best interests of Clients.
8. In certain circumstances, where FTA has determined that it is consistent with the Client's best interest, FTA will not take steps to ensure that proxies are voted on securities in the Client's accounts. The following are circumstances where this may occur:

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(a) Limited Value. Proxies will not be required to he voted on securities in a Client's account if the value of the Client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the Client's account.
(b) Securities Lending Program. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, FTA will not take steps to see that loaned securities are voted. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Client's account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.
(c) Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, FTA may choose not to vote where the cost of voting a Client's proxy would exceed any anticipated benefits to the Client of the proxy proposal (e.g. foreign securities).
9. For certain open- or closed-end funds relying on Section 12(d)(l)(F) of the 1940 Act, FTA will vote on proxies of securities of investment companies held by such funds in the same proportion as all other holders of such securities (i.e. mirror or echo voting) to the extent possible.
Franklin Advisers, Inc.

Franklin Advisers, Inc. (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.
The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held US companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does

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not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1. The issuer is a client1 of Investment Manager or its affiliates;
2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;
3. The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);2
4. The issuer is a significant executing broker dealer;3
5. An Access Person4 of Investment Manager or its affiliates also serves as a director or officer of the issuer;
6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member5 of such director or trustee, also serves as an officer or director of the issuer; or
7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.
Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a US registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

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To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a US Securities and Exchange Commission (“ SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s US-registered mutual funds will approve the proxy voting policies and procedures annually.

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The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.
Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized

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shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.
Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-US markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the

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Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-US markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:
1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.
5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7. The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.
9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

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10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.
13. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
15. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.
16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:
- A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
- A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
- Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
- Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client

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request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at and may request additional copies by calling the number above. For US proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.
As of January 2, 2013
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
. For purposes of this section, a “ client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
2. The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
3. The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
4. “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
5. The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 USC. 152).

Franklin Mutual Advisers, LLC
Franklin Mutual Advisers, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.
The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations

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All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held US companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1. The issuer is a client1 of Investment Manager or its affiliates;
2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;
3. The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);2
4. The issuer is a significant executing broker dealer;3
5. An Access Person4 of Investment Manager or its affiliates also serves as a director or officer of the issuer;
6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member5 of such director or trustee, also serves as an officer or director of the issuer; or
7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.
Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a US registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

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The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a US Securities and Exchange Commission (“SEC” ) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant

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facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s US-registered mutual funds will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.
Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that

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the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.
Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  Investment Manager or its affiliates may, on behalf of one or more of the

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proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-US markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-US markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:
1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.
5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

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7. The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.
9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.
13. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
15. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.
16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:

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- A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
- A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
- Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
- Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at and may request additional copies by calling the number above. For US proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.
As of January 2, 2013
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. For purposes of this section, a “ client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
2. The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
3. The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
4. “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
5. The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 USC. 152).
Templeton Global Advisors Limited
Templeton Global Advisors Limited (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must

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be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.
The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held US companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1. The issuer is a client1 of Investment Manager or its affiliates;
2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;
3. The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);2
4. The issuer is a significant executing broker dealer;3
5. An Access Person4 of Investment Manager or its affiliates also serves as a director or officer of the issuer;
6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member5 of such director or trustee, also serves as an officer or director of the issuer; or
7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.
Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

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In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a US registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a US Securities and Exchange Commission (“SEC” ) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.

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In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s US-registered mutual funds will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.
Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will

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almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.
Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

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PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-US markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-US markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:
1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

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5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7. The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.
9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.
13. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
15. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.
16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

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17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:
- A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
- A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
- Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
- Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at and may request additional copies by calling the number above. For US proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.
As of January 2, 2013
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. For purposes of this section, a “ client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
2. The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
3. The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
4. “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
5. The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 USC. 152).

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)*
POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the Policy). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.
Guiding Principles

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Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the GSAM Guidelines). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.
Implementation by Portfolio Management Teams
General Overview
GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (Proxy Service)** to assist in the implementation of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a Recommendation) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.
GSAM’s portfolio management teams (each, a Portfolio Management Team) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.
Quantitative Investment Strategies Portfolio Management Teams

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The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Potential Limitations on GSAM’s Ability to Vote Proxies
In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.
From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices were received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.
Use of a Proxy Service
As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.
Conflicts of Interest
Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.
Fixed income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

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Alternative Investment and Manager Selection (AIMS) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
* For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Dwight Asset Management Company; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd., Goldman Sachs Asset Management Co. Ltd; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.
** The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.
HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (HWCM)
Proxy Voting Summary. Generally, and except to the extent that a client otherwise instructs HWCM in writing, HWCM will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients' best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client, HWCM will vote according to its predetermined specific policy. HWCM's Proxy Oversight Committee will review the vote to determine that the decision was based on the client's best interest rather than the best interest of HWCM.
Although HWCM has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, it does not generally receive information about the business arrangements of such affiliates (except with regard to limited matters such as underwritings by the broker-dealer) or the directors, officers and employees of such affiliates. Therefore, HWCM is unable to consider such information in its process of determining whether there are material conflicts of interests.
HWCM may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the clients' overall best interest not to vote under the circumstances, such as when the cost of voting exceeds the expected benefit or if the security is no longer held in the client's portfolios by the proxy meeting date. For example, to the extent that HWCM receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by HWCM and have been sold or are expected to be sold promptly in an orderly manner (legacy securities), HWCM will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, voting proxies on such securities would not further HWCM's interest in maximizing the value of client investments. HWCM may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with HWCM's guidelines. If HWCM is authorized to exercise proxy voting rights for a client account, HWCM will vote the proxies for securities beneficially held by the custodian for the portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by HWCM. Employees of HWCM may own the same securities held by client accounts. The employees vote their securities independently from HWCM's proxy voting policy.
HWCM utilizes a third-party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Proxy Voting Guidelines. The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (Guidelines) for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

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Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently ISS in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and the fund's sub-adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-US Guidelines:

■	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.
■	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
■	JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
■	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
■	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
■	JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
■	JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
■	JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.
■	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

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■	With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the US Guidelines:

■	JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.
■	JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
■	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
■	JPMIM votes against proposals for a super-majority vote to approve a merger.
■	JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.
■	JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.
■	JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

JENNISON ASSOCIATES LLC
Conflicts of interest may also arise in voting proxies. Jennison has adopted a proxy voting policy to address these conflicts.
Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.
In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for US holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.
In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines. In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., wrap) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

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For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.
It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.
These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.
LEE MUNDER CAPITAL GROUP, LLC

Voting Guidelines for Lee Munder Capital Group, LLC (the Firm) are outlined below and generally seek to maximize shareholder value.

1. Operational Items:
AUDITOR RATIFICATION. Generally vote FOR proposals to ratify auditors unless:
■	An auditor has a financial interest in or association with the company and is therefore not independent;
■	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
■	Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
■	Fees for non-audit services are excessive
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
2. Board of Directors:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote CASE-BY-CASE on director nominees examining things such as:
■	Nominee's attendance at meetings;
■	Long-term corporate performance and stock price;
■	Composition of the board and key board committees;
■	Whether a retired CEO sits on the Board;
■	Number of other public company boards seats held;
■	Corporate governance provisions and takeover activity;
■	Board decisions regarding executive pay;
■	Director compensation;
■	Interlocking directorships; and
■	Conflicts of Interest
INDEPENDENT CHAIR (SEPARATE CEO/CHAIR). Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.
MAJORITY VOTE SHAREHOLDER PROPOSALS. Generally vote FOR binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.
PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS. Generally vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

AUDIT COMMITTEE RELATED ITEMS:
Generally vote AGAINST or WITHHOLD from members of the Audit Committee if:
■	Non-audit fees paid to auditor are excessive
■	Company receives an adverse opinion on financial statements

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■	Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm
Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:
■	Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses
COMPENSATION COMMITTEE RELATED ITEMS
In the absence of an Advisory vote on executive compensation, vote AGAINST or WITHHOLD on members of the Compensation Committee or potentially the full board if:
■	There is significant misalignment between CEO pay and company performance
■	Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating
■	Board exhibits significant level of poor communication and responsiveness to shareholders
■	Company fails to submit one-time transfer of stock options to shareholder vote
■	Company fails to fulfill terms of burn rate commitment made to shareholders
Vote CASE-BY-CASE on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:
■	Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support
■	Specific actions to address issues that contributed to low level of support
■	Other recent compensation practices
■	Whether the issues raised are recurring or isolated
■	Company’s ownership structure

■	Whether support level was less than 50%

3. Proxy Contests:
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:
■	Management's track record;
■	Background to the proxy contest;
■	Qualifications of Director nominees;
■	Strategic plan of dissident slate and quality of critique against management;
■	Likelihood that the proposed goals and objectives can be achieved; and
■	Stock ownership positions
REIMBURSING PROXY SOLICITATION EXPENSES. Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.
4. Antitakeover Defenses and Voting Related Issues:
ADVANCED NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS. Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.
POISON PILLS. Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay. Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
5. Mergers and Corporate Restructurings:
OVERALL APPROACH—Vote CASE-BY-CASE. For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:
■	Valuation;
■	Market reaction;
■	Strategic rationale;
■	Negotiations and process

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■	Conflicts of Interest; and
■	Governance
6. State of Incorporation:
REINCORPORATION PROPOSALS. Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis.
7. Capital Structure:
COMMON STOCK AUTHORIZATION. Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.
PREFERRED STOCK. Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance.
8. Executive and Director Compensation:
EQUITY COMPENSATION PLANS. Vote CASE-BY-CASE on equity-based compensation plans.
POOR PRACTICES PAY. Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, is the company has poor compensation practices.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS. Evaluate executive pay and practices (management say-on-pay MSOP), as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
o There is a misalignment between CEO pay and company performance (pay for performance);
o The company maintains problematic pay practices;
o The board exhibits poor communication and responsiveness to shareholders.
EMPLOYEE STOCK PURCHASE PLANS. Vote CASE-BY-CASE on non-qualified employee stock purchase plans.
OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS. Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.
9. Corporate Social Responsibility (CSR) Issues:
OVERALL APPROACH. Vote CASE-BY-CASE on social and environmental shareholder proposals.
10. Conflicts of Interest:
Could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client, the Firm will look to these Guidelines and the ISS recommendation for voting guidance.
LORD, ABBETT, & CO. LLC

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “ Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.
Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer,

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Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.
Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.
Lord Abbett has implemented the following three-pronged approach to the proxy voting process:
■	In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

■	In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.
■	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.
When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.
Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:
■	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.
■	Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise

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under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.
A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.
B.	Directors

Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’ s director nominees on a case-by-case basis.

Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.
C.	Compensation and Benefits

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General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that

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companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.
D.	Corporate Matters

Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights
Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we

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believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.
F.	Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

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G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.
Amended: September 13, 2012

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1	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
2	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ (continued from page 1) positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.
3	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
LSV ASSET MANAGEMENT

LSV Asset Management has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.
LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. (GLC). GLC will implement LSV's proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of GLC is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.
LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.
Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.
MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital Management, LLC Proxy Voting Policy and Procedures.

STATEMENT OF POLICY. It is the policy of Marsico Capital Management, LLC to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of Marsico's clients, as summarized here.

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Marsico's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under
Marsico's investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because Marsico believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).
In certain circumstances, Marsico's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, Marsico may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.
Marsico may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that Marsico has decided to sell, proxies issued for securities that Marsico did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than Marsico), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. Marsico also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if Marsico may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.
In circumstances when there may be an apparent material conflict of interest between Marsico's interests and clients' interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also an Marsico client), Marsico generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, Marsico might use other procedures to resolve an apparent material conflict.
Marsico may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. Marsico's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.
Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under Marsico's Proxy Voting policy and procedures. Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which Marsico does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures. The MFS Proxy Voting Policies and Procedures include:
A.	Voting Guidelines;
B.	Administrative Procedures;
C	Records Retention; and
D	Reports.

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A. Voting Guidelines.
1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST. MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
2. MFS’ POLICY ON SPECIFIC ISSUES

Election of Directors: MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a US issuer (or issuer listed on a US exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”
MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carryforwards); or (4) there are governance concerns with a director or issuer.
MFS may not support certain board nominees of US issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

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Majority Voting and Director Elections: MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards: MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
Proxy Access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at US issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.
Stock Plans: MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at US issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation: MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.
Advisory Votes on Executive Compensation: MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation

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practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a US issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
“Golden Parachutes”: From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
Anti-Takeover Measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
Reincorporation and Reorganization Proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs: MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting: MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

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Written Consent and Special Meetings: The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors: MFS believes that the appointment of auditors for US issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Adjourn Shareholder Meeting: MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (ESG) Issues: MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. However, we will generally support such proposals if we determine there to be governance concerns at the issuer. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

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Foreign Issuers: MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the US have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.
Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.
Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.
In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. Administrative Procedures.
1. MFS PROXY VOTING COMMITTEE The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

Considers special proxy issues as they may arise from time to time.

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2. POTENTIAL CONFLICTS OF INTEREST The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law.
Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3. GATHERING PROXIES Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

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The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. ANALYZING PROXIES Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-US company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts. However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
6. SECURITIES LENDING From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a US security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a US security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-US securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-US securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-US security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. ENGAGEMENT The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including

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environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. Records Retention. MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. Reports.

1. MFS FUNDS MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a US issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

2. ALL MFS ADVISORY CLIENTS MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
___________________________________
(1) For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.
(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
NEUBERGER BERMAN MANAGEMENT LLC
and
NEUBERGER BERMAN FIXED INCOME LLC
Proxy Summary. Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman's voting guidelines.
For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

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In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING POLICY AND PROCEDURES
Introduction
Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates’ Proxy Voting Policy and Procedures are effective immediately.
Policy
We recognize our responsibility to exercise voting authority over shares we hold as a fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.
It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management’s recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will:

■	Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;
■	Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;
■	Keep records of such proxy voting available for inspection by the client or governmental agencies – to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and
■	Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Voting Policy
Unless specifically directed in writing by the client, Parametric follows the general guidelines below with regards to voting management initiatives and shareholder initiatives.
We generally vote with management in the following cases:

■	“Normal” elections of directors
■	Approval of auditors/CPA

■	Directors’ liability and indemnification

■	General updating/corrective amendments to charter
■	Elimination of cumulative voting
■	Elimination of preemptive rights
■	Capitalization changes which eliminate other classes of stock and voting rights

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■	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs
■	Stock purchase plans with an exercise price of not less than 85% fair market value

■	Stock option plans that are incentive-based and are not excessive

■	Reductions in supermajority vote requirements
■	Adoption of anti-greenmail provisions
We generally will not support management in the following initiatives:

■	Capitalization changes that add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders
■	Changes in capitalization authorization where management does not offer an appropriate rationale, or that are contrary to the best interest of existing shareholders

■	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
■	Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions
■	Classified boards of directors
■	Re-incorporation into a state which has more stringent anti-takeover and related provisions
■	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
■	Excessive compensation or non-salary compensation related proposals
■	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is typically inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities. In certain cases, an alternate course of action may be chosen for a particular account if socially responsible proxy voting or shareholder activism is a component of the client’s investment mandate.

When voting shareholder proposals, initiatives related to the following items are generally supported:
■	Auditors attendance at the annual meeting of shareholders
■	Election of the board on an annual basis
■	Equal access to proxy process
■	Submit shareholder rights plan poison pill to vote or redeem
■	Revise various anti-takeover related provisions
■	Reduction or elimination of super-majority vote requirements
■	Anti-greenmail provisions
We generally will not support shareholders in the following initiatives:
■	Requiring directors to own large amounts of stock before being eligible to be elected
■	Restoring cumulative voting in the election of directors

■	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

■	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

On occasion, we will elect to “take no action” when it is determined that voting the proxy will result in share blocking, which prevents us from trading that specific security for an uncertain period of time prior to the next annual meeting. Additionally, we may “take no action” if the economic effect on shareholders’ interests or the value of the portfolio holdings is indeterminable or insignificant.
Proxy Committee
The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates’ Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:
■	Proxy Administrator

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■	Proxy Administrator Supervisor
■	Portfolio Management Representative
■	Chief Investment Officer
In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

Recordkeeping
Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third-party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:
■	Current voting policy and procedures;
■	All written client requests as they relate to proxy voting; and,
■	Any material research documentation related to proxy voting.

To Obtain Proxy Voting Information

Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.
Toll-free phone number: 1-800-211-6707
E-mail address: proxyinfo@paraport.com
Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

Procedures

These procedures should be read in connection with the Proxy Voting Policy.

All proxies must be voted when such voting authority has been authorized.
Non-routine proxies must be forwarded to the appropriate analyst/portfolio manager for review.

Analysts/portfolio managers must complete, sign and return the proxy forms.

Routine proposals will be voted in a manner consistent with the firm’s standard proxy voting policy and will be voted accordingly, unless notified otherwise by the analyst/portfolio manager.
Non-routine proposals (i.e., those outside the scope of the firm’s standard proxy voting policy) will be voted in accordance with analyst/portfolio manager guidance, and such rational will be documented via the Non-routine Proxy Voting Form (below).
Periodically, Parametric Compliance will distribute a list of potentially Conflicted Companies to the Proxy Administrator. This list consists of corporate affiliates and significant business partners and is prepared by the Parametric’s parent company Eaton Vance. When presented with proxies of Conflicted Companies, the Proxy Administrator shall:
■	If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), she will (i) inform the CCO and Chief Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
■	If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein, or if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from members of the Proxy Committee.
■	If deemed necessary the Proxy Committee may seek instructions from:
- The client, in the case of an individual or corporate client;
- The Board of Directors, in the case of a Fund, or any committee identified by the board; or
- The adviser, in situations where the adviser acts as a sub-adviser or overlay manager to such adviser.
■	If the client, Fund Board of Directors or adviser, as the case may be, does not instruct the adviser on how to vote the proxy, the adviser will generally vote according to the guidelines, in order to avoid the appearance of impropriety. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

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PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.
With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.
With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.
PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.
In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.
PRUDENTIAL FIXED INCOME. Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account.

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Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.
Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.
We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.
Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.
Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
PRUDENTIAL REAL ESTATE INVESTORS. PREI's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PREI's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PREI's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PREI utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PREI's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PREI provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
PYRAMIS GLOBAL ADVISORS
PROXY VOTING GUIDELINES.

November 2012
General Principles

Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies' relationship, business or otherwise, with that portfolio company.

FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. Like other Pyramis employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Pyramis’s clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Pyramis employees, will escalate to their managers or the Ethics Office, as appropriate, in

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accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

Non-routine proposals will generally be voted in accordance with the Guidelines.

Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis’ Senior Compliance Officer or his designee.

Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a US securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-US securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-US jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-US jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

Definitions (as used in this document)
Anti-Takeover Provision - includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.
Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.
Sunset Provision - a condition in a charter or plan that specifies an expiration date.
Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.
Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.
Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-US Large Cap Index.
Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-US Large Cap Index that is not a Micro-Capitalization Company.
Micro-Capitalization Company - a company with market capitalization under US $300 million.
Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.
Directors

Incumbent Directors
Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.
With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

The Poison Pill includes a Sunset Provision of less than five years;

The Poison Pill includes a Permitted Bid Feature;

The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

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Shareholder approval is required to reinstate the Poison Pill upon expiration.
Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.
To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

The board is not composed of a majority of independent directors.

Indemnification
Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

Independent Chairperson
Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

Majority Director Elections
Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.
Compensation
Executive Compensation
Advisory votes on executive compensation
Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.
FMR will generally vote against proposals to ratify Golden Parachutes.
Frequency of advisory vote on executive compensation
FMR will generally support annual advisory votes on executive compensation.
Equity award plans (including stock options, restricted stock awards, and other stock awards).
Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:
(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.
In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.
The plan includes an Evergreen Provision.
The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

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Equity Exchanges and Repricing
Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

Whether the proposal excludes senior management and directors;

Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

The company's relative performance compared to other companies within the relevant industry or industries;

Economic and other conditions affecting the relevant industry or industries in which the company competes; and

Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

Employee Stock Purchase Plans
Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-US company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-US market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

Employee Stock Ownership Plans (ESOPs)
Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.
Bonus Plans and Tax Deductibility Proposals
Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.
Anti-Takeover Provisions
Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

The Poison Pill includes the following features:

A Sunset Provision of no greater than five years;

Linked to a business strategy that is expected to result in greater value for the shareholders;

Requires shareholder approval to be reinstated upon expiration or if amended;

Contains a Permitted Bid Feature; and

Allows Pyramis accounts to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

It is a fair price amendment that considers a two-year price history or less.
Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.
In the case of proposals regarding shareholders’ right to act by written consent, Pyramis will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.
Capital Structure / Incorporation
Increases in Common Stock
Pyramis will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

New Classes of Shares
Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

Cumulative Voting Rights
Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

Acquisition or Business Combination Statutes
Pyramis will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

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Incorporation or Reincorporation in Another State or Country
Pyramis will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’ s current and proposed governing documents. Pyramis will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
Shares of Investment Companies

If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

Certain Pyramis accounts may invest in shares of underlying Fidelity Funds, which are held exclusively by Fidelity Funds or accounts managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

Other

Voting Process
Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

Regulated Industries
Voting of shares in securities of any regulated industry (e.g., US banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

It is the policy of Quantitative Management Associates LLC to vote proxies on client securities in the best long-term economic interest of our clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, our policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.
QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. QMA's policy is generally to abstain from voting proxies on social or political issues. Where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis if we determine that voting is in the best economic interest of our clients. The Fund determines whether its securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s proxy voting committee includes representatives of QMA’s investment operations, compliance, risk and legal teams. QMA’s proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.

QMA uses the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
Security Capital Research & Management Incorporated (SC-R&M) has adopted proxy voting procedures (“Procedures”) that incorporate detailed guidelines (Guidelines) for voting proxies in the best interests of clients.  Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines.  To assist SC-R&M’s investment personnel with proxy voting proposals, independent proxy voting services are retained.  For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the independent proxy voting service recommendation is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast.

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To oversee and monitor the proxy-voting process, the SC-R&M has established a proxy committee and appointed a proxy administrator.  The proxy committee is composed of the Proxy Administrator, senior business officers of SC-R&M and the Legal, Compliance and Risk Management and Control departments. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

SECURITY INVESTORS, LLC
SGI’s Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable fund client.
SGI has adopted Proxy Voting Guidelines which it uses in voting specific proposals.  However, the vote entered on a particular fund’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of such fund. In addition, the manner in which specific proposals are to be voted may differ based on the type of fund involved. For example, a specific proposal may be considered on a case-by-case basis for one fund, while all other funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can SGI anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

SGI has delegated to an independent third party (the Service Provider) the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies SGI of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which SGI has indicated that a decision will be made on a case-by-case basis), and SGI then directs the Service Provider how to vote on that particular proposal.

 SGI may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly each has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the particular fund and is not a result of the conflict.
Pursuant to such procedures, SGI may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if SGI cannot resolve a conflict of interest, it will seek guidance from the board of directors/Trustees of the relevant fund.
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically a fund’s custodian bank. SGI may be unable to vote or may determine not to vote a proxy on behalf of one or more funds. For example, SGI will generally abstain from voting a proxy in circumstances where, in its respective judgment, the costs exceed the expected benefits to the relevant fund.
T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote-such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration. T. Rowe Price’s Proxy Committee (Proxy Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

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Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Fiduciary Considerations. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.
Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders, to align the interests of management with those of shareholders, and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company's disclosures, its board's recommendations, a company's track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals' views, in making voting decisions.
T. Rowe Price Voting Policies. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS. For US companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularlywhen they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the US, we expect companies to adhere to the minimum independence standards established by regional corporate governance codes. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
EXECUTIVE COMPENSATION. Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company's peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company's business. For companies with particularly egregious pay practices, such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses not adequately linked to performance, we may vote against compensation committee members. We

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analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company's “Say-on-Pay” vote in consecutive years.

MERGERS AND ACQUISITIONS. T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“ Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.
ANTI-TAKEOVER, CAPITAL STRUCTURE, AND CORPORATE GOVERNANCE ISSUES. T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
SOCIAL AND CORPORATE RESPONSIBILITY ISSUES. T. Rowe Price generally votes with a company's management on social, environmental, and corporate responsibility issues unless they have substantial investment implications for the company's business and operations that have not been adequately addressed by management. T. Rowe Price supports well targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

Monitoring and Resolving Conflicts of Interest. The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any potential conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

THOMPSON, SIEGEL & WALMSLEY LLC

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies.  TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis.  TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our clients).  TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices.  TS&W has retained the services of Institutional Shareholder Services (ISS).  ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940.  As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions.  ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide.  ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

■	Operational Issues
■	Board of Directors
■	Proxy Contests

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■	Anti-takeover Defenses and Related Voting Issues
■	Mergers and Corporate Restructurings
■	State of Incorporation
■	Capital Structure
■	Executive & Director Compensation
■	Corporate Responsibility:
■	Consumer Issues and Public Safety
■	Environment and Energy
■	General Corporate Issues
■	Labor Standards and Human Rights
■	Military Business
■	Workplace Diversity
■	Mutual Fund Proxies
■	Equity and Compensation Plans
■	Specific Treatment of Certain Award Types in Equity Plan Evaluations
■	Other Compensation Proposals & Policies
■	Shareholder Proposals on Compensation
TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:
Proxy Voting Guidelines:
Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.
Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals.  TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns.  TS&W and ISS will examine each issue solely from an economic perspective.
A complete summary of ISS’s voting guidelines, domestic & foreign, are available at: http://www.issgovernance.com/policy
 Conflicts of Interest:
Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests.  Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.
  Proxy Voting Process:
■	Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.
■	The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
■	For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.
■	TS&W will be responsible for account maintenance — opening and closing of accounts, transmission of holdings and account environment monitoring.
■	Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions, and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.
■	All proxies are voted solely in the best interest of clients.
■	Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

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 Practical Limitations Relating to Proxy Voting:
 While TS&W uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so.  Identifiable circumstances include:
■	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.
■	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.
■	Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.
■	Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
 Proxy Voting Records & Reports:
■	The proxy information is maintained by ISS on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.
■	Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.
THORNBURG INVESTMENT MANAGEMENT, INC.
In cases where Thornburg is authorized to vote proxies, proxies are voted in accordance with written Proxy Voting Policies and Procedures adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.
The Policy also prescribes a procedure for voting proxies when a vote presents a conflict of interest. If the vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will vote in a manner that is believed to be consistent with stated Policy objectives.
The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not vote proxies in cases where (i) proxy voting materials are not delivered timely or, (ii) if Thornburg believes the benefit of voting a proxy does not outweigh the costs of doing so. Thornburg generally abstains from voting on social issues.
Thornburg's procedures include 1) directing client proxy materials to Institutional Shareholder Services (ISS), 2) sending daily client holdings data to ISS, 3) receipt and review of ISS research and recommendations. Votes are submitted electronically to ISS. Vote history and analysis is retained by ISS.
WEDGE CAPITAL MANAGEMENT L.L.P.

WEDGE Capital Management L.L.P. (WEDGE) established its proxy policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE's authority to vote client proxies is established by an advisory contract or a comparable document.

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Voting Guidelines. The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co. LLC (Glass Lewis). Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against the management's recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “ For” or “Against.” In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.
CONFLICTS OF INTEREST. All conflicts of interest are to be resolved in the best interest of our clients.
To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.
All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:
1. An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.
2. An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.
3. The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the voting analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF) which identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 and 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst's vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.
Due to the importance placed on the Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.
PROXY VOTING RECORDS. As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:
■	The Proxy Policy
■	Record of each vote cast on behalf of WEDGE's clients
■	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs
■	Each written client request for proxy voting records and WEDGE's written response to any written or oral client request
POLICY DISCLOSURE. On an annual basis, WEDGE will send Form ADV Part 2 to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at either address below.
Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

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Via E-mail:
proxy@wedgecapital.com
REVIEW PROCEDURES
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.
WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Policy & Procedures:
Introduction
Wellington Management Company, LLP (Wellington Management) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.
Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.
Statement of Policy
As a matter of policy, Wellington Management:
1. Takes responsibility for voting client proxies only upon a client’s written request.
2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.
4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.
5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.
7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.
8. Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.
9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.
Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to

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develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.
Statement of Procedures
Wellington Management has in place certain procedures for implementing its proxy voting policy.
General Proxy Voting:
Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.
Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.
Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
■	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.
■	Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

■	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

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Other Considerations:

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.
Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the
Advisers Act), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

Global Proxy Voting Guidelines:
Introduction
Upon a client’s written request, Wellington Management votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on

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the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines:
Composition and Role of the Board of Directors
■	Election of Directors (Case-by-Case). We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
■	Classify Board of Directors (Against). We will also vote in favor of shareholder proposals seeking to declassify boards.
■	Adopt Director Tenure/Retirement Age (SP) (Against).
■	Adopt Director & Officer Indemnification (For). We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
■	Allow Special Interest Representation to Board (SP) (Against).
■	Require Board Independence (For). We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
■	Require Key Board Committees to be Independent. (For). Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
■	Require a Separation of Chair and CEO or Require a Lead Director (SP) (Case-by-Case). We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.
■	Approve Directors’ Fees. (For).
■	Approve Bonuses for Retiring Directors. (Case-by-Case).
■	Elect Supervisory Board/Corporate Assembly. (For).
■	Elect/Establish Board Committee. (For).
■	Adopt Shareholder Access/Majority Vote on Election of Directors (SP) (Case-by-Case). We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “ withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation
■	Adopt/Amend Stock Option Plans. (Case-by-Case).
■	Adopt/Amend Employee Stock Purchase Plans. (For).
■	Approve/Amend Bonus Plans. (Case-by-Case). In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “ for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
■	Approve Remuneration Policy. (Case-by-Case).
■	To approve compensation packages for named executive Officers. (Case-by-Case).
■	To determine whether the compensation vote will occur every 1, 2 or 3 years. (1Year).
■	Exchange Underwater Options. (Case-by-Case). We may support value-neutral exchanges in which senior management is ineligible to participate.
■	Eliminate or Limit Severance Agreements (Golden Parachutes) (Case-by-Case). We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
■	To approve golden parachute arrangements in connection with certain corporate transactions. (Case-by-Case).

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■	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP) (Case-by-Case). We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
■	Expense Future Stock Options (SP) (For).
■	Shareholder Approval of All Stock Option Plans (SP) (For).
■	Disclose All Executive Compensation (SP) (For).
Reporting of Results
■	Approve Financial Statements (For).
■	Set Dividends and Allocate Profits. (For).
■	Limit Non-Audit Services Provided by Auditors (SP) (Case-by-Case). We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.
■	Ratify Selection of Auditors and Set Their Fees. (Case-by-Case). We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
■	Elect Statutory Auditors. (Case-by-Case).
■	Shareholder Approval of Auditors (SP) (For).
Shareholder Voting Rights
■	Adopt Cumulative Voting (SP) (Against). We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
■	Shareholder Rights Plans (Case-by-Case). Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:Shareholder approval requirementSunset provisionPermitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

■	Authorize Blank Check Preferred Stock. (Case-by-Case). We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
■	Eliminate Right to Call a Special Meeting. (Against).
■	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP) (Case-by-Case).
■	Increase Supermajority Vote Requirement. (Against). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
■	Adopt Anti-Greenmail Provision. (For).
■	Adopt Confidential Voting (SP) (Case-by-Case). We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
■	Remove Right to Act by Written Consent. (Against).
Capital Structure
■	Increase Authorized Common Stock. (Case-by-Case). We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
■	Approve Merger or Acquisition. (Case by-Case).
■	Approve Technical Amendments to Charter. (Case-by-Case).
■	Opt Out of State Takeover Statutes. (For).
■	Authorize Share Repurchase. (For).
■	Authorize Trade in Company Stock. (For).
■	Approve Stock Splits. (Case-by-Case). We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
■	Approve Recapitalization/Restructuring. (Case-by-Case).
■	Issue Stock with or without Preemptive Rights. (Case-by-Case).
■	Issue Debt Instruments. (Case-by-Case).
Environmental and Social Issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.
■	Disclose Political and PAC Gifts (SP) (Case-by-Case).

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■	Report on Sustainability (SP) (Case-by-Case).
Miscellaneous
■	Approve Other Business. (Against).
■	Approve Reincorporation. (Case-by-Case).
■	Approve Third-Party Transactions. (Case-by-Case).
Dated: March 8, 2012

WESTERN ASSET MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT COMPANY LIMITED

BACKGROUND An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
POLICY As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Managers.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
PROCEDURE
Responsibility and Oversight

The Western Asset Legal and Compliance Department (Compliance Department) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (Corporate Actions). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (Proxy Recipients) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

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Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

Issuer name;

Exchange ticker symbol of the issuer’s shares to be voted;

Committee on Uniform Securities Identification Procedures (CUSIP) number for the shares to be voted;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a shareholder of the issuer;

Whether a vote was cast on the matter;

A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, Voting Persons) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

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Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock.

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

Western Asset votes for proposals authorizing share repurchase programs.

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.

Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

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Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-US issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a US securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under US federal law and the listing requirements of US stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (DOL) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.
WILLIAM BLAIR & COMPANY, LLC
General Policy. William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.
All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company's Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.
For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and Procedures annually and shall revise its guidelines as events warrant.

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PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)(1) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “ Registration Statement “), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(a)(2) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(b) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(c) None
(d)(1)(a)  Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated) and Prudential Investments LLC for the various portfolios of the Registrant (except AST AQR Emerging Markets Equity Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(1)(b) Amendment to Investment Management Agreement. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(1)(c) Amended Fee Schedule to Investment Management Agreement. Filed herewith.
(d)(1)(d) Contractual investment management fee waivers and/or contractual expense caps for each of the following Portfolios of the Registrant: AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Investment Grade Bond Portfolio, AST Franklin Templeton Founding Funds Allocation Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Neuberger Berman Core Bond Portfolio, AST New Discovery Asset Allocation Portfolio, AST Prudential Core Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio. Filed herewith.
(d)(1)(e) Contractual investment management fee waiver and expense cap for AST BlackRock iShares ETF Portfolio. Filed herewith.
(d)(2) Investment Management Agreement among the Registrant and Prudential Investments LLC with respect to the AST AQR Emerging Markets Equity Portfolio. Filed herewith.
(d)(3) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Concentrated Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
1

(d)(4) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Money Market Portfolio. Filed as an exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
(d)(5)(i) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(5)(ii) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2016 and AST Bond Portfolio 2020. Filed as an exhibit to Post-Effective Amendment No. 73 to Registration Statement, which Amendment was filed via EDGAR on December 18, 2008, and is incorporated herein by reference.
(d)(5)(iii)  Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2017 and AST Bond Portfolio 2021.  Filed as an exhibit to Post-Effective Amendment No. 78 to Registration Statement which Amendment was filed via EDGAR on December 28, 2009, and is incorporated herein by reference.
(d)(5)(iv) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2022.  Filed as an exhibit to Post-Effective Amendment No.  83 to Registration Statement, which Amendment was filed via EDGAR on December 22, 2010, and is incorporated herein by reference.
(d)(5)(v) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Prudential Core Bond Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 90 to Registration Statement, which Amendment was filed via EDGAR on October 5, 2011, and is incorporated herein by reference.
(d)(5)(vi) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2023. Filed as an exhibit to Post-Effective Amendment No. 93 to the Registration Statement, which Amendment was filed via EDGAR on December 23, 2011, and is incorporated herein by reference.
(d)(5)(vii) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2024. Filed as an exhibit to Post-Effective Amendment No. 107 to Registration Statement, which was filed via EDGAR on November 13, 2012, and is incorporated herein by reference.
(d)(5)(viii) Amended Fee Schedule for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio. Filed herewith.
(d)(6) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
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(d)(7) Subadvisory Agreement among American Skandia Investment Services Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Pacific Investment Management Company LLC for the AST PIMCO Total Return Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(7)(a) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Pacific Investment Management Company LLC for the AST PIMCO Total Return Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(8) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference
(d)(9) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference
(d)(10) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and William Blair & Company LLC for the AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(11) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(11)(a) Amendment to Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(12) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and J. P. Morgan Investment Management, Inc. for the AST J.P. Morgan International Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(13) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Hotchkis and Wiley Capital Management LLC for the AST Large-Cap Value Portfolio (formerly known as the AST Hotchkis and Wiley Large-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
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(d)(14) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(15) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(16) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(16)(a) Amendment to Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(17) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman/LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference
(d)(18) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(18)(a) Amendment to Subadvisory Agreements among AST Investment Services, Inc., Prudential Investments LLC and Neuberger Berman Management, Inc. for each of the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman /LSV Mid-Cap Value Portfolio) and the Neuberger Berman Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(19) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Eagle Asset Management, Inc. for the AST Small-Cap Growth Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference
(d)(20) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(21) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
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(d)(22) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference
(d)(23) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(23)(a) Amendment to Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(24) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Lee Munder Investments, Ltd. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(25) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(26) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio (now known as the AST Lord Abbett Core Fixed Income Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(27) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and First Trust Advisors, L.P. for the AST First Trust Balanced Target Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference
(d)(28) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and First Trust Advisors, L.P. for the AST First Trust Capital Appreciation Target Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
(d)(28)(a) Amendment to Subadvisory Agreements among AST Investment Services, Inc., Prudential Investments LLC and First Trust Advisors, L.P. for each of the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(29) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
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(d)(29)(a) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(30) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and William Blair & Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(31) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(32) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Marsico Capital Management, LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(33) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(33)(a) Amendment to SubAdvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(34) Subadvisory Agreement among AST Investment Services Inc., Prudential Investments LLC, Quantitative Management Associates, LLC, Prudential Investment Management, Inc., and Jennison Associates, LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(35) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Strategic Opportunities Portfolio (formerly the AST UBS Dynamic Alpha Portfolio). Filed as an exhibit to Post-Effective Amendment No. 81 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2010, and is incorporated herein by reference.
(d)(36) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Federated MDTA LLC, for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(37) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Marsico Capital Management, LLC, for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(38) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Thornburg Investment Management, Inc., for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
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(d)(39) Amended and Restated Subadvisory Agreement among American Skandia Investment Services, Incorporated, (now known as AST Investment Services, Incorporated) Prudential Investments LLC, Salomon Brothers Asset Management, and ClearBridge Advisors, LLC, for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(40) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(41) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(42) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Schroder Investment Management North America Inc. for the AST Schroders Global Tactical Portfolio (formerly AST CLS Growth Asset Allocation Portfolio). Filed as an exhibit to Post-Effective Amendment No. 95 to Registration Statement, which Amendment was filed via EDGAR on March 23, 2012, and is incorporated herein by reference.
(d)(43) Sub-Subadvisory Agreement among Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd., AST Investment Services, Incorporated , and Prudential Investments LLC for the AST Schroders Global Tactical Portfolio. Filed as an exhibit to Post-Effective Amendment No. 95 to Registration Statement, which Amendment was filed via EDGAR on March 23, 2012, and is incorporated herein by reference.
(d)(44) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Western Asset Management Company Limited for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(45) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Western Asset Management Company for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(46) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Prudential Real Estate Investors for the AST Global Real Estate Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(47) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Parametric Portfolio Associates LLC for the AST Parametric Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(48) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Quantitative Management Associates LLC for the AST QMA US Equity Alpha Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
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(d)(49) Subadvisory Agreement among AST Investment Services Inc., Prudential Investments LLC and LSV Asset Management for the AST Neuberger Berman Mid-Cap Value Portfolio (re-named as the AST Neuberger Berman / LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
(d)(50) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and EARNEST Partners LLC for the AST Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(51) Subadvisory Agreement among AST Investment Services, Incorporated , Prudential Investments LLC and Schroder Investment Management North America Inc. for the AST Schroders Multi-Asset World Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
(d)(52) Sub-Subadvisory Agreement among Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd., AST Investment Services, Incorporated , and Prudential Investments LLC for the AST Schroders Multi-Asset World Strategies Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
(d)(53) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Prudential Investment Management, Inc., Jennison Associates LLC, Prudential Bache Asset Management, and Prudential Investment Management, Inc. for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(54) Subadvisory Agreement among AST Investment Services, Incorporated , Prudential Investments LLC, and Pacific Investment Management Company LLC for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
(d)(55) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and AlphaSimplex Group for the AST Academic Strategies Asset Allocation Portfolio Filed as an exhibit to Post-Effective Amendment No.  74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(56) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and First Quadrant, L.P. for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(57) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Prudential Investment Management, Inc., Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Balanced Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(58) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Prudential Investment Management, Inc., Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Aggressive Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
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(d)(59) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Prudential Investment Management, Inc., Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Preservation Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(60) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Prudential Investment Management, Inc., Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Capital Growth Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(61) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Jennison Associates LLC, for AST Jennison Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 76 to Registration Statement, which Amendment was filed via EDGAR on September 10, 2009, and is incorporated herein by reference.
(d)(62) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Jennison Associates LLC, for AST Jennison Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 76 to Registration Statement, which Amendment was filed via EDGAR on September 10, 2009, and is incorporated herein by reference.
(d)(63) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Pyramis Global Advisors, LLC, for AST FI Pyramis® Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 81 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2010, and is incorporated herein by reference.
(d)(64) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Neuberger Berman Fixed Income LLC, for AST Neuberger Berman Core Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 90 to Registration Statement, which Amendment was filed via EDGAR on October 5, 2011, and is incorporated herein by reference.
(d)(65) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Quantitative Management Associates, for AST Quantitative Modeling Portfolio. Filed as an exhibit to Post-Effective Amendment No.  88 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2011, and is incorporated herein by reference.
(d)(66) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Wellington Management Company, LLP, for AST Wellington Management Hedged Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 88 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2011, and is incorporated herein by reference.
(d)(67) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Bradford & Marzec LLC, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(68) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Brown Advisory, LLC, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
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(d)(69) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and C.S. McKee, LP, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(70) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and EARNEST Partners, LLC, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(71) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Epoch Investment Partners, Inc., for AST New Discovery Asset Allocation Portfolio. Filed herewith.
(d)(72) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Security Investors, LLC, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(73) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Thompson, Siegel & Walmsley LLC, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(74) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Franklin Advisers, Inc., for AST Franklin Templeton Founding Funds Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 105 to Registration Statement, which Amendment was filed via EDGAR on August 30, 2012, and is incorporated herein by reference.
(d)(75) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Franklin Mutual Advisers, LLC, for AST Franklin Templeton Founding Funds Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 105 to Registration Statement, which Amendment was filed via EDGAR on August 30, 2012, and is incorporated herein by reference.
(d)(76) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Templeton Global Advisors Limited, for AST Franklin Templeton Founding Funds Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 105 to Registration Statement, which Amendment was filed via EDGAR on August 30, 2012, and is incorporated herein by reference.
(d)(77) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Emerald Mutual Fund Advisers Trust, for AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(78) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and T. Rowe Price Associates, Inc., for AST T. Rowe Price Equity Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(79) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Jennison Associates LLC, for AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
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(d)(80) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Jefferies Asset Management, LLC (now known as CoreCommodity Management LLC) for AST Academic Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(81) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Global Thematic Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 103 to Registration Statement, which Amendment was filed via EDGAR on July 25, 2012, as is incorporated herein by reference.
(d)(82) Sub-subadvisory Agreement among J.P. Morgan Investment Management, Inc. and Security Capital Research & Management Incorporated for the AST J.P. Morgan Global Thematic Portfolio. Incorporated by reference to Post-Effective Amendment No. 106 to Registration Statement, which Amendment was filed via EDGAR on October 31, 2012, and is incorporated herein by reference.
(d)(83) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Western Asset Management Company for the AST Western Asset Emerging Markets Debt Portfolio. Filed as an exhibit to Post-Effective Amendment No. 103 to Registration Statement, which Amendment was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(84) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Western Asset Management Company Limited for the AST Western Asset Emerging Market Debts Portfolio. Filed as an exhibit to Post-Effective Amendment No.103 to Registration Statement which was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(85) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 103 to Registration Statement which was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(86) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Western Asset Management Company for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(87) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Western Asset Management Company Limited for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(88) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and ClearBridge Investments, LLC for the AST ClearBridge Dividend Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013,and is incorporated herein by reference.
(d)(89) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and AQR Capital Management, LLC for the AST AQR Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(d)(90) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates LLC (QMA) for the AST QMA Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
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(d)(91) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Long Duration Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013 and is incorporated herein by reference.
(d)(92) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the AST Goldman Sachs Multi-Asset Portfolio (formerly known as the AST Horizon Moderate Asset Allocation Portfolio). Filed herewith.
(d)(93) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Allianz Global Investors U.S. LLC for the AST RCM World Trends Portfolio (formerly known as the AST Moderate Asset Allocation Portfolio). Filed herewith.
(d)(94) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and each of Prudential Investment Management, Inc. and Quantitative Management Associates LLC for the Prudential Growth Allocation Portfolio (formerly known as the AST First Trust Capital Appreciation Target Portfolio). Filed herewith.
(d)(95) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Franklin Advisers, Inc. for the AST Templeton Global Bond Portfolio (formerly known as the AST T. Rowe Price Global Bond Portfolio). Filed herewith.
(d)(96) Form of subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock iShares ETF Portfolio. Filed herewith.
(d)(96)(i) Form of contractural Subadvisory Fee Waiver among AST Investment Services, Incorporated, Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock iShares ETF Portfolio. Filed herewith.
(d)(97) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and AQR Capital Management, LLC for the AST AQR Large-Cap Portfolio. Filed herewith.
(d)(98) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates LLC for the AST QMA Large-Cap Portfolio. Filed herewith.
(d)(99) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates LLC for the AST Defensive Asset Allocation Portfolio. Filed herewith.
(e)(1) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.
(e)(2) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.
(e)(3) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. (PAD) and the Registrant. Filed herewith.
(f) None.
(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
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(g)(2) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form  N-1A of Dryden Municipal Bond Fund filed via EDGAR on July 1, 2005 (File No. 33-10649).
(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 2007 (File No. 33-10649).
(h)(1)(i) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).
(h)(1)(ii) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A, which was filed via EDGAR on December 29, 2008 (File No. 33-50476), and is incorporated herein by reference.
(h)(2) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.
(h)(3)(i) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(3)(ii) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed herewith.
(h)(4)(i) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated)., Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(4)(ii) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed herewith.
(h)(5)(i) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
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(h)(5)(ii) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed herewith.
(h)(6) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(h)(7) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc. Filed herewith.
(h)(8) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc. Filed herewith.
(i)(i) Opinion of Counsel for the Registrant. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(i)(ii) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 95 to the Registration Statement, which Amendment was filed via EDGAR on March 23, 2012, and is incorporated herein by reference.
(i)(iii) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 103 to the Registration Statement, which Amendment was filed via EDGAR on July 25, 2012, and is incorporated herein by reference.
(i)(iv) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 107 to Registration Statement, which was filed via EDGAR on November 13, 2012, and is incorporated herein by reference.
(i)(v) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(j) Consent of Independent Registered Public Accounting Firm.  Filed herewith.
(k) None.
(l) Certificate re: initial $100,000 capital. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.
(m)(1) Shareholder Services and Distribution Plan. Filed herewith.
(m)(2) Shareholder Services and Distribution Fee (12b-1 Fee) contractual waiver for the following Portfolios of the Registrant: AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, and AST Investment Grade Bond Portfolio. Filed herewith.
(n) None.
(o) None.
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(p)(1) Code of Ethics of the Registrant dated January 15, 2010. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 5, filed via EDGAR on September 27, 2010 (File No. 333-82621).
(2) Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, dated January 10, 2011, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 12, filed via EDGAR on June 1, 2011 (File No. 333-42705).
(p)(3) Code of Ethics of Cohen & Steers Capital Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.
(p)(4) Code of Ethics of Federated Investment Counseling. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.
(p)(5) Code of Ethics of Federated Global Investment Management Corp. Filed as an Exhibit to Post-Effective Amendment No. 46 to Registration Statement, which Amendment was filed via EDGAR on February 28, 2003, and is incorporated herein by reference.
(p)(6) Code of Ethics of Goldman Sachs Asset Management, L.P. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.
(p)(7) Code of Ethics of Hotchkis and Wiley Capital Management LLC. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(p)(8) Code of Ethics of J. P. Morgan Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(p)(9) Code of Ethics of Lord, Abbett & Co. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.
(p)(10) Code of Ethics of Marsico Capital Management, LLC. Filed as an Exhibit to Post-Effective Amendment No. 45 to Registration Statement, which Amendment was filed via EDGAR on May 1, 2002, and is incorporated herein by reference.
(p)(11) Code of Ethics of Massachusetts Financial Services Company. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.
(p)(12) Code of Ethics of Neuberger Berman Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.
(p)(13) Code of Ethics of Pacific Investment Management Company LLC. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.
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(p)(14) Code of Ethics of T. Rowe Price Associates, Inc. dated March 1, 2008. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(p)(15) Code of Ethics of LSV Asset Management. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(p)(16) Code of Ethics of Lee Munder Investments, Ltd. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(p)(17) Code of Ethics of Eagle Asset Management. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(p)(18) Code of Ethics of William Blair & Company, LLC. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(p)(19) Code of Ethics of First Trust Advisors, L.P. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
(p)(20) Code of Ethics of Thornburg Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(p)(21) Code of Ethics of ClearBridge Advisors, LLC. Incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 55 to the Registration Statement of The Prudential Series Fund on Form N-1A (File No.2-80896) filed via EDGAR on April 27, 2007.
(p)(22) Code of Ethics of Horizon Investments, LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(p)(23) Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(p)(24) Code of Ethics of Parametric Portfolio Associates LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(p)(25) Code of Ethics of Prudential Investment Management, Inc.. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(p)(26) Code of Ethics of WEDGE Capital Management LLP. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(p)(27) Code of Ethics of EARNEST Partners LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
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(p)(28) Code of Ethics of AlphaSimplex Group, LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(p)(29) Code of Ethics of First Quadrant, L.P. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(p)(30) Code of Ethics of Pyramis Global Advisors, LLC. Filed herewith.
(p)(31) Code of Ethics of Wellington Management Company, LLP. Filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement of Prudential Sector Funds, Inc. on Form N-1A (File No. 2-72097 filed via EDGAR on January 26, 2011.
(p)(32) Code of Ethics of Bradford & Marzec LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(33) Code of Ethics of Brown Advisory, LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(34) Code of Ethics of C.S. McKee, LP. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(35) Code of Ethics of Epoch Investment Partners, Inc. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(36) Code of Ethics of Security Investors, LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(37) Code of Ethics of Thompson, Siegel & Walmsley LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(38) Code of Ethics of Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Global Advisors Limited. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(39) Code of Ethics of Emerald Advisers Inc. and Emerald Mutual Fund Advisers Trust. Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement of The Target Portfolio Trust on Form N-1A (File No. 33-50476) filed via EDGAR on February 23, 2012.
(p)(40) Code of Ethics of CoreCommodity Management, LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(41) Code of Ethics of AQR Capital Management, LLC. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(p)(42) Code of Ethics of Quantitative Management Associates LLC (QMA). Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
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(p)(43) Code of Ethics of BlackRock Financial Management, Inc. Filed herewith.
Item 29. Persons Controlled by or under Common Control with the Registrant.
Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by Prudential Annuities Life Assurance Corporation. See Registrant’s Statement of Additional Information under “Management and Advisory Arrangements” and “Other Information.”
Item 30. Indemnification.
Section 5.2 of the Registrant’s Second Amended and Restated Declaration of Trust provides as follows:
The Trust shall indemnify each of its Trustees, Trustee Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.
The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.
With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each Investment Management Agreement filed herewith or incorporated by reference herein.
With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 of each Sub-Advisory Agreement filed herewith or incorporated by
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reference herein.  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and other Connections of the Investment Adviser.
AST Investment Services,  Incorporated (“ASTI”), One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the co- investment managers to the Registrant. Information as to the business and other connections of the officers and directors of ASTI is included in ASTI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference. Information as to the business and other connections of the officers and directors of PI is included in PI’s Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.
Item 32. Principal Underwriters.
(a) Prudential Annuities Distributors, Inc. (PAD), One Corporate Drive, Shelton, Connecticut 06484 serves as the principal underwriter and distributor for shares of each Portfolio of Advanced Series Trust.  PAD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA). The shares of each Portfolio of Advanced Series Trust are currently offered only to insurance company separate accounts as an investment option for variable annuity and variable life insurance contracts.
PAD also serves, along with Prudential Investment Management Services LLC (PIMS) as the co-distributor for certain classes of shares of certain of the Prudential Investments retail mutual funds.
(b) The following table sets forth certain information regarding the directors and officers of PAD.
Name and Principal Business Address	Positions and Offices with Underwriter
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Bruce Ferris One Corporate Drive Shelton, Connecticut 06484-6208	Executive Vice President & Director
George M. Gannon 2101 Welsh Road Dresher, Pennsylvania 19025-5001	President, Chief Executive Officer, Chief Operations Officer & Director
Jacob M. Herschler One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President & Director
Patricia L. Kelley One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Compliance Officer & Director
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President & Director
Yvonne Rocco 213 Washington Street Newark, New Jersey 07102-2992	Senior Vice President
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Name and Principal Business Address	Positions and Offices with Underwriter
Adam Scaramella One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Secretary & Chief Legal Officer
Kenneth Y. Tanji 744 Broad Street Newark, New Jersey 07102	Treasurer
Steven Weinreb 213 Washington Street Newark, New Jersey 07102-2917	Chief Financial Officer & Controller
William D. Wilcox One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), One Wall Street, New York, New York 10286, Prudential Investment Management, Inc., Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.
Documents required by Rules  31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.
Item 34. Management Services.
Other than as set forth under the caption “How the Fund is Managed-Investment Managers” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 18th day of April, 2013.
ADVANCED SERIES TRUST
Robert F. O’Donnell

*Robert F. O’Donnell
President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
Robert F. O’Donnell* Robert F. O’Donnell	Trustee and President, Principal Executive Officer
Susan Davenport Austin* Susan Davenport Austin	Trustee
Sherry S. Barrat* Sherry S. Barrat	Trustee
Kay Ryan Booth* Kay Ryan Booth	Trustee
Timothy Cronin* Timothy Cronin	Trustee
Delayne Dedrick Gold* Delayne Dedrick Gold	Trustee
Robert F. Gunia* Robert F. Gunia	Trustee
W. Scott McDonald, Jr.* W. Scott McDonald, Jr.	Trustee
Thomas T. Mooney * Thomas T. Mooney	Trustee
Thomas M. O’Brien* Thomas M. O’Brien	Trustee
F. Don Schwartz* F. Don Schwartz	Trustee
Grace C. Torres* Grace C. Torres	Treasurer, Principal Financial and Accounting Officer
*By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 18, 2013
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POWER OF ATTORNEY
The undersigned Directors, Trustees and Officers of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (collectively, the “Funds”), hereby constitute, appoint and authorize each of, Andrew French, Claudia DiGiacomo, Deborah A. Docs, Raymond O’Hara, Amanda Ryan and Jonathan D. Shain (with full power of each of them to act alone), as true and lawful agents and attorneys-in-fact, to sign, execute and deliver on his or her behalf in his or her capacity as a Director, Trustee and/or Officer of the Funds, as appropriate, any Registration Statements of the Funds, any and all amendments thereto (including pre- and post-effective amendments), any and all supplements or other instruments in connection therewith, and any and all other required filings, including Form N-PX, as appropriate, to file the same, with all exhibits thereto, with the Securities and Exchange Commission (the “SEC”), and generally to do all such things in his or her name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and all related requirements of the SEC. The Registration Statements of the Funds include, but are not limited to: Reg. Nos. 033-24962 and 811-05186; Reg. Nos. 002-80896 and 811-03623; and Reg. Nos. 002-32685 and 811-01660. The undersigned do hereby give to said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.
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/s/ Timothy S. Cronin Timothy S. Cronin
/s/ Susan Davenport Austin Susan Davenport Austin
/s/ Kay Ryan Booth Kay Ryan Booth
/s/ Delayne Dedrick Gold Delayne Dedrick Gold
/s/ Robert F. Gunia Robert F. Gunia
/s/ W. Scott McDonald, Jr. W. Scott McDonald, Jr.
/s/ F. Don Schwartz F. Don Schwartz
/s/ Robert F. O’Donnell Robert F. O’Donnell
/s/ Grace C. Torres Grace C. Torres
/s/ Sherry S. Barrat Sherry S. Barrat
/s/ Thomas M. O’Brien Thomas M. O’Brien
/s/ Thomas T. Mooney Thomas T. Mooney

Dated: March 11, 2013
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Advanced Series Trust
Exhibit Index
Item 28 Exhibit No.	Description
(d)(1)(c)	Amended Fee Schedule to Investment Management Agreement
(d)(1)(d)	Contractual investment management fee waivers and/or contractual expense caps for each of the following Portfolios of the Registrant: AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Investment Grade Bond Portfolio, AST Franklin Templeton Founding Funds Allocation Portfolio, AST Lord Abbett Core Fixed-Income Portfolio, AST Neuberger Berman Core Bond Portfolio, AST New Discovery Asset Allocation Portfolio, AST Prudential Core Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio
(d)(1)(e)	Contractual investment management fee waiver and expense cap for AST BlackRock iShares ETF Portfolio
(d)(2)	Investment Management Agreement among the Registrant and Prudential Investments LLC with respect to the AST AQR Emerging Markets Equity Portfolio
(d)(5)(viii)	Amended Fee Schedule for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio.
(d)(71)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Epoch Investment Partners, Inc., for AST New Discovery Asset Allocation Portfolio
(d)(92)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the AST Goldman Sachs Multi-Asset Portfolio (formerly known as the AST Horizon Moderate Asset Allocation Portfolio)
(d)(93)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Allianz Global Investors U.S. LLC for the AST RCM World Trends Portfolio (formerly known as the AST Moderate Asset Allocation Portfolio)
(d)(94)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and each of Prudential Investment Management, Inc. and Quantitative Management Associates LLC for the Prudential Growth Allocation Portfolio (formerly known as the AST First Trust Capital Appreciation Target Portfolio)
(d)(95)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Franklin Advisers, Inc. for the AST Templeton Global Bond Portfolio (formerly known as the AST T. Rowe Price Global Bond Portfolio)
(d)(96)	Form of subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock iShares ETF Portfolio
(d)(96)(i)	Form of contractural Subadvisory Fee Waiver among AST Investment Services, Incorporated, Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock iShares ETF Portfolio.
(d)(97)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and AQR Capital Management, LLC for the AST AQR Large-Cap Portfolio
(d)(98)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates LLC for the AST QMA Large-Cap Portfolio
(d)(99)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates LLC for the AST Defensive Asset Allocation Portfolio
(e)(3)	Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. (PAD) and the Registrant
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Item 28 Exhibit No.	Description
(h)(3)(ii)	Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 2005 among Prudential Annuities Life Assurance Corporation (formerly American Skandia Life Assurance Corporation), Advanced Series Trust (formerly American Skandia Trust), AST Investment Services, Inc. (formerly American Skandia Investment Services, Incorporated), Prudential Investments LLC, Prudential Annuities Distributors, Inc. (formerly American Skandia Marketing, Inc.), and Prudential Investment Management Services LLC
(h)(4)(ii)	Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust (formerly American Skandia Trust), AST Investment Services, Inc. (formerly American Skandia Investment Services, Incorporated), Prudential Investments LLC, Prudential Annuities Distributors, Inc. (formerly American Skandia Marketing, Inc.), and Prudential Investment Management Services LLC
(h)(5)(ii)	Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 2005 among Pruco Life Insurance Company, Advanced Series Trust (formerly American Skandia Trust), AST Investment Services, Inc. (formerly American Skandia Investment Services, Incorporated), Prudential Investments LLC, Prudential Annuities Distributors, Inc. (formerly American Skandia Marketing, Inc.), and Prudential Investment Management Services LLC
(h)(7)	Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc.
(h)(8)	Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc.
(j)	Consent of Independent Registered Public Accounting Firm
(m)(1)	Shareholder Services and Distribution Plan
(m)(2)	Shareholder Services and Distribution Fee (12b-1 Fee) contractual waiver for the following Portfolios of the Registrant: AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, and AST Investment Grade Bond Portfolio
(p)(30)	Code of Ethics of Pyramis Global Advisors, LLC.
(p)(43)	Code of Ethics of BlackRock Financial Management, Inc.
25